UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St.,

San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: Registrant is making a filing for 13 of its series.

Wells Fargo Advantage California Limited-Term Tax-Free Fund, Wells Fargo Advantage California Tax-Free Fund, Wells Fargo Advantage Colorado Tax-Free Fund, Wells Fargo Advantage High Yield Municipal Bond Fund, Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, Wells Fargo Advantage Minnesota Tax-Free Fund, Wells Fargo Advantage Municipal Bond Fund, Wells Fargo Advantage North Carolina Tax-Free Fund, Wells Fargo Advantage Pennsylvania Tax-Free Fund, Wells Fargo Advantage Short-Term Municipal Bond Fund, Wells Fargo Advantage Strategic Municipal Bond Fund, Wells Fargo Advantage Ultra Short-Term Municipal Income Fund, and Wells Fargo Advantage Wisconsin Tax-Free Fund each series has a June 30 fiscal year end.

Date of reporting period: June 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage

California Limited-Term Tax-Free Fund

Annual Report

June 30, 2014

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage California Limited-Term Tax-Free Fund for the 12-month period that ended June 30, 2014. The past year was marked by continued accommodative monetary policies and modest U.S. economic growth. Interest rates rose during the first half of the reporting period and then enjoyed a sustained rally in the second half. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, gained 6.14% for the 12 months that ended June 30, 2014.

Monetary policy remained accommodative, and economic growth appeared sustainable.

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero. Entering the reporting period, however, Fed officials had begun to discuss tapering its asset-purchase program, which purchased agency mortgage-backed securities and U.S. Treasuries to support the housing market and to keep interest rates low. By its mid-December 2013 meeting, the Fed conveyed confidence in the strength of the economy by announcing it would begin tapering in January 2014. If economic conditions continue to improve, the Fed is expected to end its asset purchases by year-end. The Fed’s leadership transition from Ben Bernanke to Janet Yellen was largely seamless.

Economic activity appeared to reaccelerate to a modest pace despite a severe weather-related shortfall in the first quarter 2014, and current forecasts generally expect continued moderate growth going forward. Accommodative monetary policies, improved labor markets, healthy corporate profits, and improved credit conditions all helped underpin modest U.S. economic growth and suggest that yields could be poised to move higher.

The municipal bond market faced challenges in 2013 but recovered in 2014.

As U.S. Treasury yields rose in the second half of 2013 on concerns about the impact of tapering, so did municipal yields. In addition, dollars flowed out of municipal funds at the end of 2013. Investors pulled nearly $50 billion out of municipal bond funds during that time. Many were likely spooked by the news coming out of Detroit and Puerto Rico. Others may have feared that the Fed would let rates rise significantly. Still others may have done some tax-loss selling.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit. In addition, low yields and attractive valuations enticed investors to reach for yield, further helping lower-rated credits and longer-term bonds to outperform. Credit spreads narrowed but remained above their long-term average across medium- and lower-quality credit tiers. The historically steep yield curve, which had made longer-term bond yields attractive to investors, flattened significantly as longer-term yields declined more than short-term yields. In this environment, municipal bond funds experienced positive inflows for much of the first half of 2014.

Developments in Detroit and Puerto Rico were due to weak financial and economic situations specific to locale rather than reflecting systemic problems across the municipal bond market. In fact, the vast majority of state and local

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	3

municipal issuers experienced improved fundamental situations. The city of Detroit continued to negotiate with its creditors as it seeks to exit bankruptcy, which has resulted in multiple changes to its plan of adjustment. Puerto Rico remained under severe economic and fiscal stress. In late June 2014, the commonwealth enacted a law that provides a path to restructuring its debt to three of its public corporations, including the Puerto Rico Electric Power Authority. While this legislation was designed to shore up general obligation debt, the ability of the public corporations to pay debt service was called into question, causing further credit downgrades by the rating agencies as well as a sharp sell-off in their debt.

While yields have been at historically low levels, there is a risk of rising rates and negative bond returns. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Adrian Van Poppel

Average annual total returns (%) as of June 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SFCIX)	11-18-1992	1.52	3.03	3.05	3.61	3.45	3.26	0.83	0.80
Class C (SFCCX)	8-30-2002	1.94	2.67	2.49	2.94	2.67	2.49	1.58	1.55
Administrator Class (SCTIX)	9-6-1996	–	–	–	3.95	3.68	3.52	0.77	0.60
Barclays Municipal 1-5 Year Blend Index[3]	–	–	–	–	2.65	2.75	3.35	–	–
Barclays California Municipal 1-5 Year Blend Index[4]	–	–	–	–	2.98	3.00	3.39	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to California municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	5

Growth of $10,000 investment[5] as of June 30, 2014

1.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

2.	The Adviser has committed through October 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Barclays Municipal 1-5 Year Blend Index is the 1-5 Year Blend Component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

4.	The Barclays California Municipal 1-5 Year Blend Index is the 1-5 Year Blend Component of the Barclays California Municipal Bond Index. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal 1-5 Year Blend Index and the Barclays California Municipal 1-5 Year Blend Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

6.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A fund’s duration is the weighted average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or fund’s) price for a 100-basis-point change in Treasury yields.

7.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes on a scale SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bond on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

8.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmarks, the Barclays Municipal 1-5 Year Blend Index and the Barclays California Municipal 1-5 Year Blend Index, for the 12-month period that ended June 30, 2014.

■	The main contributors to outperformance were the Fund’s duration[6], yield-curve positioning, and allocation to lower investment-grade credits (A-rated and BBB-rated). The Fund benefited from a shorter duration when rates moved higher early in the period and from our gradual extension in duration as rates rallied in the second half of the period. Our exposure to maturities beyond five years significantly outperformed shorter maturities as longer-term yields declined more than shorter-term yields. Additionally, our overweight in lower-quality bonds outperformed higher-rated bonds.

■	Our research capabilities allowed us to identify good relative value in lower-rated names when credit spreads were wide and helped us avoid the headline names that underperformed.

The municipal market faced higher yields early in the period and then rallied.

The first six months of the fiscal year saw substantial volatility. The 10-year Treasury yield climbed from 2.48% at the beginning of the period and plateaued near 3% between September and December 2013. As planned, the U.S. Federal Reserve (Fed) began tapering in January 2014, yet the market rallied because the Fed’s policy had presumably already been priced into market yield levels. Treasury yields declined, bottoming at 2.44% on May 28, 2014. The Fed maintained its stated plan for reducing its bond purchases at each meeting. Economic growth was mixed but generally positive.

Municipal yields also ended the fiscal year lower across the curve. Municipal bond fund outflows in the latter half of 2013 turned to positive inflows in the first half of 2014. We believe investor demand combined with limited supply—both new issue and refunding volume—drove yields lower. Investors’ demand for yield also caused credit spreads to compress and long-term bonds to outperform.

Credit quality[7] as of June 30, 2014

Most California issuers’ fundamentals improved over the period, while Stockton and San Bernardino continued to work through bankruptcy proceedings. Following the third straight year of an on-time budget, California state general obligation bonds were upgraded in June 2014 due to stronger liquidity and an improving state economy. The budget included both positives and negatives for funding of California school districts. San Bernardino and the California Public Employees’ Retirement System (CalPERS) reached a tentative agreement in the city’s bankruptcy related to back payments owed to the pension fund, and a conclusion to Stockton’s 22-month bankruptcy is expected later this year. Bondholders’ ultimate recovery in these bankruptcies may determine viability of the appropriation security structure in the future. Puerto Rico, often used in state-specific funds on account of its state-tax exemption, came under pressure as the depth of the commonwealth’s financial mismanagement became increasingly clear. In our view, municipal defaults remain extremely rare and we believe neither of these bankruptcies, nor Puerto Rico, appear indicative of systemic municipal market risk.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	7

Effective maturity distribution[8] as of June 30, 2014

Yield-curve positioning and credit allocations were a focus for us.

The 7- to 10-year segment of the California municipal yield curve was steeper than the 1- to 5-year segment. Most of our purchases during the period, therefore, were made in this steeper range that benefited from both higher incremental yield and increased price performance as the curve flattened. Low supply and positive municipal fund flows during the second half of the period increased demand for securities with attractive yields. As a result, our overweight in lower-rated bonds benefited from greater price increases than higher-quality bonds. Our largest sector overweight continues to be redevelopment special tax debt that continues to perform well.

Going forward, we expect to reposition the Fund to a more defensive posture.

With the economy continuing to improve and the Fed tapering well underway, we believe interest rates are biased higher. We are monitoring macroeconomic trends and municipal-specific events for tactical opportunities as we transition to higher rates. We expect economic growth to accelerate through the end of the calendar year, and while the Fed is unlikely to raise its target rate until sometime late in 2015, we believe its quantitative easing program will be completed by year-end.

Please see footnotes on page 5.

8	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2014	Ending account value 6-30-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,024.64	$4.02	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class C
Actual	$1,000.00	$1,021.81	$7.77	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%
Administrator Class
Actual	$1,000.00	$1,026.88	$3.02	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2014	Wells Fargo Advantage California Limited-Term Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 97.53%

California: 94.59%
ABAG Financial Authority For Nonprofit Corporations Children’s Hospital (Health Revenue)	4.25%	12-1-2016	$1,305,000	$1,424,186
ABAG Financial Authority For Nonprofit Corporations Episcopal Senior Community (Health Revenue)	2.50	7-1-2019	2,250,000	2,250,360
ABAG Financial Authority For Nonprofit Corporations Episcopal Senior Community (Housing Revenue)	4.00	7-1-2014	910,000	910,082
ABAG Financial Authority For Nonprofit Corporations Episcopal Senior Community (Housing Revenue)	5.00	7-1-2015	995,000	1,034,203
ABAG Financial Authority For Nonprofit Corporations Episcopal Senior Community (Housing Revenue)	5.00	7-1-2016	1,045,000	1,122,915
ABAG Financial Authority For Nonprofit Corporations Jackson Laboratory (Miscellaneous Revenue)	5.00	7-1-2019	730,000	845,063
ABAG Financial Authority For Nonprofit Corporations O’Connor Woods (Health Revenue)	4.00	1-1-2019	955,000	1,056,822
ABAG Financial Authority For Nonprofit Corporations Sharp Healthcare Series A (Health Revenue)	5.00	8-1-2019	500,000	586,580
Adelanto CA School District CAB Series B (GO, National Insured) ¤	0.00	9-1-2018	2,870,000	2,343,613
Alameda CA Corridor Transportation Authority CAB Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2019	3,000,000	2,644,530
Alameda County CA Certificate of Participation (Miscellaneous Revenue, Ambac Insured)	5.63	12-1-2015	550,000	590,645
Alameda County CA Joint Powers Authority Multiple Capital Projects Series A (Miscellaneous Revenue)	4.00	12-1-2019	1,000,000	1,124,820
Alameda County CA Joint Powers Authority Multiple Capital Projects Series A (Miscellaneous Revenue)	5.00	12-1-2021	1,000,000	1,194,770
Alameda County CA Joint Powers Authority PUTTERS Series 2927Z (Miscellaneous Revenue, AGM Insured, JPMorgan Chase & Company LIQ) 144Aø	0.04	12-1-2015	3,490,000	3,490,000
Albany CA Limited Obligation Improvement Bond Act of 1915 (Miscellaneous Revenue, Ambac Insured)	4.75	9-2-2019	1,305,000	1,311,538
Alvord CA Unified School District BAN (GO) ¤	0.00	5-1-2015	5,000,000	4,992,050
Alvord CA Unified School District Election of 2007 Series B (GO, AGM Insured) ¤	0.00	8-1-2016	305,000	298,809
Alvord CA Unified School District Election of 2007 Series B (GO, AGM Insured) ¤	0.00	8-1-2017	155,000	158,199
Alvord CA Unified School District Election of 2007 Series B (GO, AGM Insured) ¤	0.00	8-1-2018	475,000	503,239
Alvord CA Unified School District Election of 2007 Series B (GO, AGM Insured) ¤	0.00	8-1-2020	1,605,000	1,798,868
Anaheim CA PFA CAB Sub Lien Public Improvements Project Series C (Miscellaneous Revenue, AGM Insured) ¤	0.00	9-1-2018	3,245,000	3,061,106
Anaheim CA PFA Public Improvements Project Series C (Miscellaneous Revenue, AGM Insured)	6.00	9-1-2014	500,000	504,930
Anaheim CA Redevelopment Agency Merged Project Area Series A (Tax Revenue, AGM Insured)	4.50	2-1-2018	875,000	972,440
Antelope Valley CA Health Care District Series A (Health Revenue, AGM Insured)	5.20	1-1-2017	410,000	411,488
Baldwin Park CA Unified School District BAN (GO) ¤	0.00	8-1-2014	500,000	499,940
Bay Area Infrastructure Financing Authority of California State Payment Acceleration Notes (Transportation Revenue, National Insured)	5.00	8-1-2017	1,070,000	1,074,473
Bay Area Toll Authority California San Francisco Bay Area Toll Bridge Series C (Transportation Revenue) ±	0.96	4-1-2045	5,000,000	5,051,650
Brentwood CA Infrastructure Financing Authority Series A (Miscellaneous Revenue, AGM Insured)	4.00	9-2-2017	3,825,000	4,136,393
Cabrillo CA Unified School District CAB Series A (GO, Ambac Insured) ¤	0.00	8-1-2015	1,500,000	1,489,890
California (GO) ±	4.00	12-1-2027	9,000,000	9,838,890

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

California: (continued)
California (GO, Ambac Insured)	5.00%	10-1-2016	$10,000	$10,040
California (GO)	5.00	10-1-2021	6,795,000	8,195,246
California (Miscellaneous Revenue)	5.00	9-1-2022	2,240,000	2,709,034
California (GO)	5.00	11-1-2022	2,500,000	3,028,600
California (Miscellaneous Revenue)	5.00	9-1-2023	10,730,000	13,049,719
California (GO)	5.00	10-1-2023	8,400,000	10,227,504
California (GO)	5.25	10-1-2022	2,750,000	3,380,328
California Communities Transportation Total Road Improvement Certificate of Participation Series B (Tax Revenue)	3.00	6-1-2015	360,000	367,312
California Communities Transportation Total Road Improvement Certificate of Participation Series B (Tax Revenue)	3.00	6-1-2016	370,000	384,678
California Communities Transportation Total Road Improvement Certificate of Participation Series B (Tax Revenue)	3.00	6-1-2017	380,000	398,460
California Communities Transportation Total Road Improvement Certificate of Participation Series B (Tax Revenue)	4.00	6-1-2018	390,000	424,952
California Community College Financing Authority Shasta-Tehama-Trinity Joint District Series A (Miscellaneous Revenue)	2.00	5-1-2015	230,000	232,571
California Community College Financing Authority Shasta-Tehama-Trinity Joint District Series A (Miscellaneous Revenue)	2.00	5-1-2016	420,000	429,505
California Community College Financing Authority Shasta-Tehama-Trinity Joint District Series A (Miscellaneous Revenue)	2.25	5-1-2017	435,000	449,590
California Department of Transportation Certificate of Participation Series A (Miscellaneous Revenue, National Insured)	5.25	3-1-2016	115,000	115,483
California Department of Veterans Affairs Home Purchase Revenue Series A (Housing Revenue)	3.50	12-1-2021	1,795,000	1,889,399
California DWR Central Valley Project Water System Series AM (Water & Sewer Revenue)	5.00	12-1-2017	6,595,000	7,573,170
California Economic Recovery Series A (Tax Revenue)	5.00	7-1-2018	3,800,000	4,416,056
California Health Facilities Financing Chinese Hospital Associates (Health Revenue)	5.00	6-1-2019	200,000	231,000
California Health Facilities Financing Fellowship Homes Incorporated (Health Revenue, Cal-Mortgage Insured)	5.00	9-1-2019	1,135,000	1,289,916
California HFA AMT Home Mortgage Series E (Housing Revenue)	5.00	2-1-2042	235,000	244,318
California HFA AMT Home Mortgage Series G (Housing Revenue)	5.50	8-1-2042	935,000	966,547
California HFA AMT Home Mortgage Series H (Housing Revenue, FGIC Insured)	5.75	8-1-2030	520,000	543,722
California HFA AMT Home Mortgage Series J (Housing Revenue)	5.75	8-1-2047	280,000	288,232
California HFA CAB Home Mortgage Series B (Housing Revenue, FHA Insured) ¤	0.00	8-1-2015	5,000	4,688
California HFA Home Mortgage Series A (Housing Revenue, GNMA/FNMA Insured)	3.75	8-1-2020	1,405,000	1,519,367
California HFA Home Mortgage Series D (Housing Revenue, FGIC Insured)	4.30	8-1-2015	475,000	488,191
California HFFA Catholic Healthcare West Series A (Health Revenue)	5.00	3-1-2019	700,000	803,061
California HFFA Catholic Healthcare West Series A (Health Revenue)	5.25	3-1-2023	5,700,000	6,663,243
California HFFA Catholic Healthcare West Series F (Health Revenue) ±	5.00	7-1-2027	1,000,000	1,000,130
California HFFA Catholic Healthcare West Series I (Health Revenue) ±	4.95	7-1-2026	1,790,000	1,790,233
California HFFA Catholic Healthcare West Series L (Health Revenue)	5.13	7-1-2022	265,000	276,480
California HFFA Lucille Salter Packard Children’s Hospital Series A (Health Revenue)	5.00	8-15-2025	350,000	421,148
California HFFA Memorial Health Services Series A (Health Revenue)	5.00	10-1-2023	2,475,000	2,909,016
California HFFA NCROC Paradise Valley Project (Health Revenue)	3.00	1-1-2021	1,040,000	1,090,086
California HFFA St. Joseph Health System Series B (Health Revenue) ±	5.00	7-1-2043	2,000,000	2,273,020
California Municipal Finance Authority Charter School Albert Einstein Acadamies Project Series A (Miscellaneous Revenue)	6.00	8-1-2023	805,000	861,350
California Municipal Finance Authority Mobile Home Park Senior Affordable Housing Incorporated Projects Series A (Housing Revenue)	5.00	8-15-2019	515,000	590,731
California Municipal Finance Authority Northbay Healthcare Series A (Health Revenue) ±	2.16	11-1-2027	5,000,000	5,014,600

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage California Limited-Term Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

California: (continued)
California Municipal Finance Authority Pepertree Senior Apartments Series A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	2.80%	6-1-2023	$2,500,000	$2,515,750
California Municipal Finance Authority Village Grove Apartments Series A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	3.10	12-1-2021	1,000,000	1,044,870
California PCFA (Resource Recovery Revenue) ±	5.25	6-1-2023	3,245,000	3,540,100
California PFOTER (GO, National Insured, Dexia Credit Local SPA) ø	0.33	2-1-2025	6,130,000	6,130,000
California Public Works Board Capital Project Series G (Miscellaneous Revenue)	5.00	11-1-2020	3,000,000	3,567,960
California Public Works Board Department of Corrections & Rehabilitation Series A (Miscellaneous Revenue)	6.50	9-1-2017	1,565,000	1,679,308
California Public Works Board Department of Corrections & Rehabilitation Series C (Miscellaneous Revenue)	4.00	6-1-2018	1,625,000	1,807,813
California Public Works Board Department of Corrections & Rehabilitation Series C (Miscellaneous Revenue)	5.00	10-1-2022	1,500,000	1,800,300
California Public Works Board Department of Corrections & Rehabilitation Series D (Miscellaneous Revenue, AGM Insured)	5.25	6-1-2015	260,000	268,845
California Public Works Board Department of Corrections & Rehabilitation Series E (Miscellaneous Revenue, National Insured)	5.50	6-1-2015	180,000	185,526
California Public Works Board Department of General Services Series A (Miscellaneous Revenue, Ambac Insured)	5.25	12-1-2017	2,000,000	2,007,920
California Public Works Board Judicial Council Projects Series B (Miscellaneous Revenue)	5.00	10-1-2022	500,000	600,100
California Public Works Board Judicial Council Projects Series D (Miscellaneous Revenue)	5.00	12-1-2019	1,000,000	1,180,060
California Public Works Board Series I (Miscellaneous Revenue)	5.00	11-1-2020	1,250,000	1,486,650
California School Cash Reserve Program Authority Series G (Miscellaneous Revenue) %%	2.00	2-27-2015	2,000,000	2,021,380
California School Cash Reserve Program Authority Series O (Miscellaneous Revenue)	2.00	12-31-2014	3,000,000	3,025,590
California School Finance Authority Coastal Academy Project Series A (Education Revenue)	5.00	10-1-2022	400,000	424,392
California School Finance Authority Partnerships to Uplift Communities Valley Project Series A (Education Revenue)	5.35	8-1-2024	1,200,000	1,260,912
California Series E (GO) ±	0.94	12-1-2029	5,000,000	5,062,400
California Statewide CDA (Tax Revenue)	2.00	9-2-2015	2,000,000	2,021,260
California Statewide CDA (Health Revenue)	4.00	5-15-2017	450,000	481,154
California Statewide CDA (Education Revenue)	5.88	7-1-2022	2,190,000	2,404,292
California Statewide CDA American Baptist Homes West (Housing Revenue)	2.10	10-1-2019	2,930,000	2,931,436
California Statewide CDA American Baptist Homes West (Housing Revenue)	4.25	10-1-2015	1,195,000	1,214,287
California Statewide CDA California Baptist University Series A (Education Revenue)	5.13	11-1-2023	715,000	754,018
California Statewide CDA California Baptist University Series B (Education Revenue)	3.50	11-1-2018	1,230,000	1,257,060
California Statewide CDA Certificate of Participation (Health Revenue, ACA/Radian Insured)	4.00	6-1-2015	325,000	335,501
California Statewide CDA Certificate of Participation Health Facilities Series A (Miscellaneous Revenue, National Insured)	5.50	9-1-2014	255,000	257,122
California Statewide CDA Eskaton Properties Incorporated Obligated Group (Health Revenue)	4.00	11-15-2014	545,000	552,161
California Statewide CDA Eskaton Properties Incorporated Obligated Group (Health Revenue)	4.00	11-15-2015	1,000,000	1,039,070
California Statewide CDA Eskaton Properties Incorporated Obligated Group (Health Revenue)	4.00	11-15-2016	1,000,000	1,061,120
California Statewide CDA Health Facilities Catholic Healthcare West Series F (Health Revenue, AGM Insured) ±(m)	0.10	7-1-2040	1,000,000	1,000,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

California: (continued)
California Statewide CDA Henry Mayo Newhall Memorial Hospital Series A (Health Revenue, AGM Insured)	5.00%	10-1-2021	$500,000	$573,050
California Statewide CDA Henry Mayo Newhall Memorial Hospital Series A (Health Revenue, AGM Insured)	5.00	10-1-2022	395,000	452,512
California Statewide CDA Henry Mayo Newhall Memorial Hospital Series A (Health Revenue, AGM Insured)	5.00	10-1-2023	500,000	571,455
California Statewide CDA Henry Mayo Newhall Memorial Hospital Series B (Health Revenue, Ambac Insured)	4.00	10-1-2014	400,000	403,860
California Statewide CDA Kaiser Permanente Series B (Health Revenue) ±	3.90	8-1-2031	750,000	750,075
California Statewide CDA Kaiser Permanente Series E (Health Revenue) ±	5.00	4-1-2044	4,000,000	4,483,360
California Statewide CDA MFHR ROC RR-II-R-13104CE (Housing Revenue, Citibank NA LIQ) 144Aø	0.56	9-6-2035	5,400,000	5,400,000
California Statewide CDA MFHR ROC RR-II-R-13105CE (Housing Revenue, Citibank NA LIQ) 144Aø	0.56	12-14-2016	3,400,000	3,400,000
California Statewide CDA Monterey Community Hospital (Health Revenue)	3.25	6-1-2016	415,000	435,953
California Statewide CDA Pleasant Hill Downtown Community (Tax Revenue)	3.00	9-1-2014	190,000	190,768
California Statewide CDA Pleasant Hill Downtown Community (Tax Revenue)	3.00	9-1-2015	235,000	241,018
California Statewide CDA Pleasant Hill Downtown Community (Tax Revenue)	3.00	9-1-2016	145,000	151,000
California Statewide CDA Pleasant Hill Downtown Community (Tax Revenue)	3.00	9-1-2017	150,000	156,551
California Statewide CDA Pleasant Hill Downtown Community (Tax Revenue)	3.00	9-1-2018	235,000	245,105
California Statewide CDA Pleasant Hill Downtown Community (Tax Revenue)	3.50	9-1-2019	240,000	254,474
California Statewide CDA Redwoods Project (Health Revenue, Cal-Mortgage Insured)	3.00	11-15-2018	400,000	419,716
California Statewide CDA Sherman Oaks Project Series A (Miscellaneous Revenue, Ambac Insured)	5.50	8-1-2014	800,000	803,464
California Statewide CDA St. Joseph Hospital (Health Revenue, AGM Insured)	4.50	7-1-2018	750,000	800,670
California Statewide CDA University of California Irvine East Campus Apartments Phase I (Housing Revenue)	5.00	5-15-2017	1,000,000	1,108,230
California Statewide CDA University of California Irvine East Campus Apartments Phase II (Education Revenue)	5.00	5-15-2015	1,500,000	1,556,730
California Statewide CDA University of California Irvine East Campus Apartments Phase II (Education Revenue)	5.00	5-15-2016	380,000	409,940
California Statewide HFFA Casa Colina Obligated Group (Health Revenue)	4.00	4-1-2015	400,000	408,240
California Statewide HFFA Casa Colina Obligated Group (Health Revenue)	4.00	4-1-2016	400,000	418,008
California Statewide HFFA Casa Colina Obligated Group (Health Revenue)	4.00	4-1-2017	400,000	424,192
California Statewide HFFA Casa Colina Obligated Group (Health Revenue)	5.00	4-1-2018	400,000	442,404
Carlsbad CA Improvement Bond Act of 1915 (Miscellaneous Revenue)	3.00	9-2-2017	415,000	433,127
Carlsbad CA Improvement Bond Act of 1915 (Miscellaneous Revenue)	3.00	9-2-2018	300,000	312,897
Carlsbad CA Improvement Bond Act of 1915 (Miscellaneous Revenue)	3.00	9-2-2019	540,000	559,235
Carson CA RDA Project Area #1 Series A (Tax Revenue, AGM Insured)	5.00	10-1-2020	775,000	904,045
Carson CA RDA Project Area #1 Series A (Tax Revenue, AGM Insured)	5.00	10-1-2021	855,000	1,003,847
Carson CA RDA Project Area #1 Series A (Tax Revenue, AGM Insured)	5.00	10-1-2022	600,000	709,488
Centinela Valley CA Union High School District CAB Series A (GO, AGM Insured) ¤	0.00	8-1-2015	375,000	371,074
Central California Unified School District Refunding (GO, AGM Insured)	4.00	7-1-2020	500,000	561,270
Central California Unified School District Refunding (GO, AGM Insured)	5.00	7-1-2021	400,000	475,044
Central California Unified School District Refunding (GO, AGM Insured)	5.00	7-1-2022	750,000	890,940
Centralia CA School District (GO, AGM Insured)	4.00	8-1-2018	375,000	411,518
Chula Vista CA Certificate of Participation Refunding Bond Police Facility Project (Miscellaneous Revenue)	4.50	10-1-2018	690,000	784,571
Chula Vista CA Certificate of Participation Refunding Bond Police Facility Project (Miscellaneous Revenue)	5.00	10-1-2021	720,000	853,776
Clovis CA PFA (Water & Sewer Revenue, Ambac Insured)	5.00	8-1-2015	375,000	392,426

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage California Limited-Term Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

California: (continued)
Coachella Valley CA Unified School District (GO, Build America Mutual Assurance Company Insured)	4.00%	8-1-2020	$2,455,000	$2,757,702
Coachella Valley CA Unified School District (GO, Build America Mutual Assurance Company Insured)	4.00	8-1-2021	2,230,000	2,506,431
Coachella Valley CA Unified School District (GO, Build America Mutual Assurance Company Insured)	4.00	8-1-2022	1,000,000	1,126,480
Colton CA PFA Series A (Utilities Revenue)	4.00	4-1-2019	415,000	459,102
Compton CA Community College District (GO)	5.00	7-1-2017	1,225,000	1,357,288
Compton CA Community RDA 2nd Lien (Tax Revenue)	3.50	8-1-2014	1,130,000	1,131,390
Compton CA Solid Waste Management Facilities (Resource Recovery Revenue)	4.80	8-1-2020	135,000	144,007
Compton CA Unified School District Election of 2002 CAB Series D (GO, Ambac Insured) ¤	0.00	6-1-2017	3,075,000	2,926,570
Contra Costa County CA Transportation Authority Series A (Tax Revenue) ±	0.47	3-1-2034	2,000,000	2,001,720
Corona Norco CA Unified School District Junior Lien Series B (Tax Revenue)	2.00	9-1-2015	220,000	221,751
Corona Norco CA Unified School District Junior Lien Series B (Tax Revenue)	2.50	9-1-2016	445,000	453,762
Corona Norco CA Unified School District Junior Lien Series B (Tax Revenue)	2.75	9-1-2017	470,000	480,975
Corona Norco CA Unified School District Junior Lien Series B (Tax Revenue)	3.00	9-1-2018	475,000	487,725
County of Stanislaus CA Schools Infrastructure Financing Agency (Tax Revenue, AGM Insured) %%	5.00	9-1-2021	1,300,000	1,540,162
Culver City CA RDFA (Tax Revenue, Ambac Insured)	5.50	11-1-2014	345,000	347,808
Culver City CA Redevelopment Agency CAB Tax Allocation Series A (Tax Revenue) ¤	0.00	11-1-2019	2,575,000	2,192,432
Cypress CA Elementary School District (Miscellaneous Revenue)	2.00	5-1-2017	335,000	344,980
Cypress CA Elementary School District (Miscellaneous Revenue)	2.25	5-1-2018	455,000	470,607
Delano County CA Financing Authority Police Station Project Series A (Miscellaneous Revenue)	4.00	12-1-2016	1,040,000	1,111,032
Dinuba CA RDA Successor Agency Merged City Project #2 (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	9-1-2019	210,000	232,441
Dinuba CA RDA Successor Agency Merged City Project #2 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2021	250,000	289,595
Dinuba CA RDA Successor Agency Merged City Project #2 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2022	250,000	290,498
Dixon CA Unified School District (GO, AGM Insured)	5.00	8-1-2021	1,210,000	1,437,722
Dixon CA Unified School District (GO, AGM Insured)	5.00	8-1-2022	1,285,000	1,534,688
El Centro CA Financing Authority Series A (Water & Sewer Revenue, AGM Insured)	2.50	10-1-2016	460,000	476,422
El Centro CA Financing Authority Series A (Water & Sewer Revenue, AGM Insured)	2.50	10-1-2017	475,000	492,314
El Centro CA Financing Authority Series A (Water & Sewer Revenue, AGM Insured)	2.50	10-1-2018	485,000	501,345
El Cerrito CA Redevelopment Agency Tax Allocation Series A (Tax Revenue, National Insured)	5.00	7-1-2019	580,000	580,899
El Dorado CA Community Facilities District #19-1 (Tax Revenue)	4.00	9-1-2018	1,000,000	1,094,410
El Dorado CA Community Facilities District #92-1 (Tax Revenue)	4.00	9-1-2017	1,135,000	1,228,830
Emeryville CA PFA Emeryville Redevelopment Project Series A (Miscellaneous Revenue, National Insured)	5.25	9-1-2015	1,265,000	1,285,189
Emeryville CA PFA Emeryville Redevelopment Project Series A (Miscellaneous Revenue, National Insured)	5.25	9-1-2017	1,400,000	1,404,802
Emeryville CA PFA Emeryville Redevelopment Project Series A (Miscellaneous Revenue, National Insured)	5.25	9-1-2020	1,635,000	1,638,630
Encinitas CA Community Facilities District Ranch Public Improvements Project (Tax Revenue)	4.00	9-1-2017	1,180,000	1,287,026
Escondido CA Union High School District CAB (GO, National Insured) ¤	0.00	5-1-2016	3,335,000	3,257,395
Fairfield CA RDA Successor Agency Refunding (Tax Revenue)	5.00	8-1-2020	1,000,000	1,177,200
Fairfield CA RDA Successor Agency Refunding (Tax Revenue)	5.00	8-1-2021	3,170,000	3,745,989

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

California: (continued)
Fairfield CA RDA Successor Agency Refunding (Tax Revenue)	5.00%	8-1-2022	$2,300,000	$2,726,443
Fairfield CA RDA Successor Agency Refunding (Tax Revenue)	5.00	8-1-2023	3,025,000	3,587,590
Fontana CA PFA (Miscellaneous Revenue, Ambac Insured)	5.25	9-1-2017	1,015,000	1,023,628
Fontana CA RDA Sierra Corridor Commercial Project (Tax Revenue, National Insured)	4.50	9-1-2015	825,000	861,671
Foothill-Eastern CA Transportation Corridor Agency Series B1 (Transportation Revenue) ±	5.00	1-15-2053	8,750,000	9,611,175
Fowler CA Unified School District School Facilities Improvement District #1 (GO, National Insured)	5.20	7-1-2020	1,730,000	1,924,763
Fresno CA Unified School District Series C (GO, National Insured)	5.80	2-1-2015	475,000	489,806
Fresno County CA Financing Authority Lease Series A (Miscellaneous Revenue, AGM Insured)	3.00	8-1-2019	970,000	1,031,576
Fullerton CA Community Facilities District (Tax Revenue)	3.50	9-1-2017	565,000	602,968
Fullerton CA Community Facilities District (Tax Revenue)	4.00	9-1-2018	610,000	667,590
Fullerton CA Community Facilities District (Tax Revenue)	4.00	9-1-2019	665,000	731,919
Fullerton CA School District Financing Authority Series A (Tax Revenue, AGM Insured)	4.00	9-1-2018	400,000	437,764
Fullerton CA School District Financing Authority Series A (Tax Revenue, AGM Insured)	3.00	9-1-2017	450,000	474,431
Garden Grove CA Agency for Community Development (Tax Revenue, Ambac Insured)	5.25	10-1-2016	600,000	601,692
Garden Grove CA CDA Community Project (Tax Revenue, Build America Mutual Assurance Company Insured) %%	4.00	10-1-2021	770,000	862,700
Garden Grove CA CDA Community Project (Tax Revenue, Build America Mutual Assurance Company Insured) %%	5.00	10-1-2022	3,015,000	3,588,061
Garden Grove CA CDA Community Project (Tax Revenue, Build America Mutual Assurance Company Insured) %%	5.00	10-1-2023	3,170,000	3,766,150
Garden Grove CA CDA Community Project (Tax Revenue, Build America Mutual Assurance Company Insured) %%	5.00	10-1-2024	2,600,000	3,091,296
Golden West CA Schools Financing Authority 1999 CAB Series A (Miscellaneous Revenue, National Insured)	5.75	2-1-2015	200,000	205,810
Golden West CA Schools Financing Authority 1999 CAB Series A (Miscellaneous Revenue, National Insured)	5.75	8-1-2015	265,000	279,193
Goleta CA Water District Certificate of Participation Series A (Water & Sewer Revenue, AGM Insured)	5.00	12-1-2019	125,000	147,211
Goleta CA Water District Certificate of Participation Series A (Water & Sewer Revenue, AGM Insured)	5.00	12-1-2020	140,000	165,157
Hawthorne CA School District Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2015	100,000	98,953
Hawthorne CA School District Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2016	155,000	150,761
Hawthorne CA School District Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2017	165,000	156,735
Hayward CA Unified School District Certificate of Participation (Miscellaneous Revenue, AGM Insured)	3.00	6-1-2016	300,000	312,642
Hayward CA Unified School District Certificate of Participation (Miscellaneous Revenue, AGM Insured)	3.00	6-1-2017	705,000	745,361
Hayward CA Unified School District Certificate of Participation (Miscellaneous Revenue, AGM Insured)	3.00	6-1-2018	725,000	767,086
Hayward CA Unified School District Certificate of Participation (Miscellaneous Revenue, AGM Insured)	3.00	6-1-2019	750,000	793,515
Hemet CA Unified School District Certificate of Participation (Miscellaneous Revenue) ø	0.91	10-1-2036	9,000,000	9,000,180
Horicon CA Elementary School District (GO, Ambac Insured)	4.00	8-1-2014	295,000	295,761
Imperial Beach CA RDA Palm Avenue Commercial Redevelopment Project (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	6-1-2020	775,000	858,375
Imperial CA PFA Wastewater Facility (Water & Sewer Revenue)	4.00	10-15-2014	490,000	494,763
Imperial CA PFA Wastewater Facility (Water & Sewer Revenue)	4.00	10-15-2016	265,000	283,245
Industry CA PFA Tax Allocation Revenue Bond (Tax Revenue, National Insured)	4.00	5-1-2018	1,000,000	1,007,130

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage California Limited-Term Tax-Free Fund	15

Security name	Interest rate	Maturity date	Principal	Value

California: (continued)
Inglewood CA Unified School District (Tax Revenue, AGM Insured)	5.00%	10-15-2014	$1,000,000	$1,012,830
Inglewood CA Unified School District (Tax Revenue, AGM Insured)	5.00	10-15-2015	1,500,000	1,582,035
Inland Valley CA Development Agency Series B (Tax Revenue) ±	4.25	3-1-2041	2,500,000	2,567,800
Inland Valley CA Development Agency Series C (Tax Revenue) ±	4.50	3-1-2041	3,000,000	3,210,540
Irvine CA Limited Obligation Improvement Bonds Reassessment District #12-1 (Miscellaneous Revenue)	4.00	9-2-2018	1,325,000	1,456,692
Irvine CA Public Facilities & Infrastructure Authority Series A (Miscellaneous Revenue)	3.00	9-2-2018	1,195,000	1,232,738
Irwindale CA CDA City Industrial Development Project (Tax Revenue, AGM Insured)	5.00	7-15-2020	320,000	373,603
Irwindale CA CDA City Industrial Development Project (Tax Revenue, AGM Insured)	5.00	7-15-2021	340,000	396,658
Irwindale CA CDA City Industrial Development Project (Tax Revenue, AGM Insured)	5.00	7-15-2022	365,000	426,189
Irwindale CA CDA City Industrial Development Project (Tax Revenue, AGM Insured)	5.00	7-15-2023	375,000	437,618
Keyes CA Unified School District CAB (GO, National Insured) ¤	0.00	8-1-2015	150,000	147,312
Keyes CA Unified School District CAB (GO, National Insured) ¤	0.00	8-1-2016	155,000	148,594
La Quinta CA Financing Authority Series A (Tax Revenue, Ambac Insured)	5.25	9-1-2015	940,000	947,821
La Quinta CA Redevelopment Agency Project Areas #1 & 2 Series A (Tax Revenue)	5.00	9-1-2019	1,150,000	1,336,772
La Quinta CA Redevelopment Agency Project Areas #1 & 2 Series A (Tax Revenue)	5.00	9-1-2020	1,045,000	1,218,125
La Quinta CA Redevelopment Agency Project Areas #1 & 2 Series A (Tax Revenue) %%	5.00	9-1-2021	565,000	676,000
La Quinta CA Redevelopment Agency Project Areas #1 & 2 Series A (Tax Revenue) %%	5.00	9-1-2022	615,000	738,683
La Verne CA Certificate of Participation Brethren Hillcrest Homes (Health Revenue) %%	4.00	5-15-2018	235,000	251,901
La Verne CA Certificate of Participation Brethren Hillcrest Homes (Health Revenue) %%	4.00	5-15-2019	565,000	604,494
La Verne CA Certificate of Participation Brethren Hillcrest Homes (Health Revenue) %%	5.00	5-15-2021	310,000	345,290
La Verne CA Certificate of Participation Brethren Hillcrest Homes (Health Revenue) %%	5.00	5-15-2022	250,000	277,845
La Verne CA Certificate of Participation Brethren Hillcrest Homes (Health Revenue) %%	5.00	5-15-2023	600,000	661,638
Lake Elsinore CA PFFA (Tax Revenue, Ambac Insured)	4.00	9-1-2016	1,830,000	1,930,046
Lake Elsinore CA School Financing Authority (Tax Revenue)	3.00	9-1-2016	1,420,000	1,460,243
Lammersville CA Joint Unified School Community Facilities District #2002 (Tax Revenue)	2.00	9-1-2014	675,000	676,337
Lammersville CA Joint Unified School Community Facilities District #2002 (Tax Revenue)	2.00	9-1-2015	750,000	756,300
Lancaster CA RDA Combined Project Areas (Tax Revenue)	4.50	8-1-2014	750,000	752,055
Lancaster CA RDA Combined Project Areas (Tax Revenue)	4.75	8-1-2015	585,000	605,516
Lee Lake CA Public Financing Authority Senior Lien Series A (Tax Revenue)	4.00	9-1-2017	1,620,000	1,748,142
Long Beach CA Bond Finance Authority Natural Gas Purchase Series A (Utilities Revenue)	5.00	11-15-2015	1,250,000	1,319,513
Long Beach CA Harbor AMT Series A (Airport Revenue, National Insured)	5.00	5-15-2016	500,000	520,385
Long Beach CA Harbor Revenue Refunding Bond Series B (Airport Revenue)	5.00	5-15-2023	600,000	731,832
Los Alamitos CA Unified School District TRAN (GO) ¤	0.00	9-1-2016	1,000,000	993,500
Los Angeles CA CDA Earthquake Disaster Project Series D (Tax Revenue)	5.00	9-1-2014	255,000	256,953
Los Angeles CA CDA Earthquake Disaster Project Series D (Tax Revenue)	5.00	9-1-2015	375,000	393,848
Los Angeles CA Community Redevelopment Agency (Tax Revenue, AGM Insured)	5.50	12-1-2018	2,225,000	2,270,323
Los Angeles CA Convention & Exhibit Center Authority Series A (Miscellaneous Revenue)	5.00	8-15-2020	2,000,000	2,313,860
Los Angeles CA Unified School District Certificate of Participation Headquarters Building Projects Series B (Miscellaneous Revenue)	5.00	10-1-2025	1,875,000	2,179,631
Los Angeles CA Unified School District Certificate of Participation Multiple Properties Series A (Miscellaneous Revenue)	5.00	12-1-2015	1,750,000	1,868,230
Los Angeles CA Unified School District Election of 2004 Series F (GO, FGIC Insured)	5.00	7-1-2020	2,500,000	2,734,975
Los Angeles CA Unified School District Refunding Bond Series D (GO)	5.00	7-1-2023	6,180,000	7,502,087
Los Angeles County CA Capital Asset Leasing Corporation Series B (Miscellaneous Revenue, Ambac Insured)	6.00	12-1-2014	200,000	204,854

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

California: (continued)
Los Angeles County CA Capital Asset Leasing Corporation Series B (Miscellaneous Revenue, Ambac Insured)	6.00%	12-1-2015	$1,835,000	$1,976,240
Los Angeles County CA Capital Asset Leasing Corporation Series B (Miscellaneous Revenue, Ambac Insured)	6.00	12-1-2016	3,285,000	3,692,471
Los Angeles County CA Certificate of Participation CAB Disney Package Projects (Miscellaneous Revenue) ¤	0.00	3-1-2017	675,000	654,028
Los Angeles County CA Community Facilities District #5 Rowland Heights Area (Tax Revenue, AGM Insured)	5.00	9-1-2019	880,000	886,890
Los Angeles County CA Metropolitan Transportation Authority Series A (Tax Revenue)	5.00	7-1-2017	7,880,000	8,940,569
Los Angeles County CA Public Works Financing Authority Master Project Series A (Miscellaneous Revenue, National Insured)	5.00	9-1-2014	690,000	695,672
Los Angeles County CA Public Works Financing Authority Master Project Series A (Miscellaneous Revenue, National Insured)	5.00	12-1-2016	1,715,000	1,826,201
Los Angeles County CA Public Works Financing Authority Master Project Series B (Miscellaneous Revenue, National Insured)	5.00	9-1-2018	400,000	436,740
Los Angeles County CA Public Works Multiple Capital Projects (Miscellaneous Revenue)	5.00	8-1-2020	500,000	590,805
Los Angeles County CA Redevelopment Refunding Authority Hollywood Redevelopment Project (Tax Revenue)	5.00	7-1-2019	1,780,000	2,073,575
Los Angeles County CA Redevelopment Refunding Authority Series D (Tax Revenue)	5.00	9-1-2018	2,570,000	2,942,573
Los Angeles County CA Redevelopment Refunding Authority Series D (Tax Revenue)	5.00	9-1-2019	2,545,000	2,958,333
Los Angeles County CA Regional Financing Authority MonteCedro Incorporated Project (Health Revenue)	3.00	11-15-2021	2,750,000	2,797,465
Los Angeles County CA Schools Regionalized Business Services Corporation Series A (Miscellaneous Revenue, AGM Insured)	3.00	9-1-2017	595,000	625,024
Los Angeles County CA Schools Regionalized Business Services Corporation Series B (Miscellaneous Revenue, National Insured)	5.00	6-1-2016	1,000,000	1,076,770
Los Angeles County CA Schools Regionalized Business Services Corporation Series B (Miscellaneous Revenue, National Insured)	5.00	6-1-2017	1,010,000	1,120,282
Lynwood CA Unified School District CAB (GO) ¤	0.00	8-1-2014	2,000,000	1,999,000
Mendocino County CA Certificate of Participation Series A (Miscellaneous Revenue, AGM Insured)	3.25	6-1-2018	1,115,000	1,204,100
Mendocino County CA Certificate of Participation Series A (Miscellaneous Revenue, AGM Insured)	3.00	6-1-2015	1,020,000	1,045,000
Mendocino County CA Certificate of Participation Series A (Miscellaneous Revenue, AGM Insured)	3.00	6-1-2017	1,085,000	1,156,545
Merced CA Union High School CAB Series A (GO, National Insured) ¤	0.00	8-1-2019	2,190,000	1,957,838
Merrill Lynch PFOTER Series PT-4211 (GO, Dexia Credit Local SPA) 144Aø	0.33	2-1-2025	12,895,000	12,895,000
Modesto CA Irrigation District Electric Refunding Bond Series A (Utilities Revenue)	5.00	7-1-2020	500,000	596,465
Monrovia CA RDA Subordinated Central Project #1 (Tax Revenue)	4.00	8-1-2016	725,000	772,763
Monrovia CA RDA Subordinated Central Project #1 (Tax Revenue)	4.00	8-1-2017	755,000	819,643
Monrovia CA RDA Subordinated Central Project #1 (Tax Revenue)	4.00	8-1-2018	785,000	858,994
Monrovia CA RDA Subordinated Central Project #1 (Tax Revenue)	4.00	8-1-2019	815,000	896,060
Moreno Valley CA Unified School District Financing Authority Series A (Tax Revenue, AGM Insured)	5.00	8-15-2014	1,000,000	1,006,020
Mount Pleasant CA Elementary School District CAB Election of 1998 Series S (GO, Ambac Insured) ¤	0.00	9-1-2014	1,070,000	1,069,144
Murrieta CA PFA (Tax Revenue)	5.00	9-1-2017	870,000	959,314
Natomas CA Unified School District (GO, AGM Insured)	3.00	9-1-2017	955,000	1,015,127
Natomas CA Unified School District (GO, AGM Insured)	3.00	9-1-2018	1,025,000	1,094,311
Natomas CA Unified School District (GO, AGM Insured)	3.00	9-1-2019	1,000,000	1,060,790

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage California Limited-Term Tax-Free Fund	17

Security name	Interest rate	Maturity date	Principal	Value

California: (continued)
Newhall CA School District (Miscellaneous Revenue) ¤	0.00%	8-1-2018	$15,680,000	$14,992,432
Newhall CA School District BAN School Facilities Improvement (GO) ¤	0.00	8-1-2017	9,000,000	8,758,890
North City CA West School Facilities Financing Authority Series C (Tax Revenue, Ambac Insured)	5.00	9-1-2018	1,125,000	1,276,358
North Lake Tahoe CA PFA (Miscellaneous Revenue)	5.00	12-1-2023	1,700,000	2,056,252
Norwalk CA Community Facilities Financing Series A (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2019	280,000	309,383
Norwalk CA Community Facilities Financing Series A (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2020	350,000	386,012
Norwalk CA Community Facilities Financing Series B (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2018	610,000	673,959
Norwalk CA Community Facilities Financing Series B (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2019	625,000	690,588
Norwalk CA Community Facilities Financing Series B (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2020	650,000	716,879
Oak Valley CA Hospital District Refunding (GO)	4.00	7-1-2020	500,000	554,065
Oak Valley CA Hospital District Refunding (GO)	5.00	7-1-2021	950,000	1,114,046
Oak Valley CA Hospital District Refunding (GO)	5.00	7-1-2022	750,000	881,085
Oak Valley CA Hospital District Refunding (GO)	5.00	7-1-2023	1,000,000	1,174,460
Oakland CA Financing Authority Housing Set-Aside Series A (Tax Revenue, Ambac Insured)	5.00	9-1-2018	2,000,000	2,115,020
Oakland CA Joint Powers Financing Authority Oakland Convention Centers (Miscellaneous Revenue, Ambac Insured)	5.50	10-1-2014	680,000	687,677
Oakland CA Joint Powers Financing Authority Series A1 (Miscellaneous Revenue, AGM Insured)	5.25	1-1-2017	1,885,000	2,073,161
Oakland CA Successor Agency Refunding Bond Sub Lien Central District Redevelopment Project (Tax Revenue)	4.00	9-1-2018	3,215,000	3,558,233
Oakland CA Unified School District (GO, National Insured)	4.00	8-1-2015	185,000	191,416
Oakland CA Unified School District Alameda County Election of 2000 (GO, National Insured)	5.00	8-1-2015	500,000	522,735
Oakland CA Unified School District Alameda County Election of 2000 (GO, National Insured)	5.00	8-1-2016	530,000	553,251
Oakland CA Unified School District Alameda County Election of 2006 Series A (GO)	3.00	8-1-2015	640,000	653,568
Oakland CA Unified School District Alameda County Election of 2006 Series A (GO)	3.00	8-1-2016	540,000	558,695
Oakland CA Unified School District Alameda County Election of 2006 Series A (GO)	4.00	8-1-2014	435,000	436,240
Oakland CA Unified School District Alameda County Election of 2012 (GO)	4.00	8-1-2015	3,725,000	3,844,088
Oakland CA Unified School District Alameda County Election of 2012 (GO)	5.00	8-1-2016	3,425,000	3,693,657
Oakland CA Unified School District Alameda County Election of 2012 (GO)	5.00	8-1-2017	2,250,000	2,467,980
Orange County CA Development Agency Santa Ana Heights Project (Tax Revenue)	5.00	9-1-2018	200,000	231,104
Orange County CA Development Agency Santa Ana Heights Project (Tax Revenue)	5.00	9-1-2019	1,085,000	1,273,345
Orange County CA Development Agency Santa Ana Heights Project (Tax Revenue)	5.00	3-1-2020	1,110,000	1,298,023
Orange County CA Development Agency Santa Ana Heights Project (Tax Revenue)	5.00	9-1-2020	1,140,000	1,340,401
Orange Cove CA Irrigation District (Water & Sewer Revenue)	3.15	2-1-2019	660,000	667,062
Oxnard CA Harbor District Series A (Airport Revenue)	5.00	8-1-2015	1,960,000	2,048,572
Oxnard CA Harbor District Series A (Airport Revenue)	5.00	8-1-2018	2,275,000	2,559,853
Pacifica CA Certificate of Participation City of Pacifica Financing Authority (Miscellaneous Revenue, Ambac Insured)	4.50	1-1-2016	745,000	785,401
Palm Springs CA Financing Authority Convention Center Project Series A (Miscellaneous Revenue)	3.00	11-1-2017	1,280,000	1,345,907
Palm Springs CA Sub Lien Palm Springs International Airport (Airport Revenue)	5.30	7-1-2014	430,000	430,026
Palo Alto CA Improvement Bond Act of 1915 University Area Off-Street Parking Assessment District (Miscellaneous Revenue)	2.50	9-2-2015	285,000	290,347

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

California: (continued)
Palo Alto CA Improvement Bond Act of 1915 University Area Off-Street Parking Assessment District (Miscellaneous Revenue)	2.50%	9-2-2016	$330,000	$340,388
Palo Alto CA Improvement Bond Act of 1915 University Area Off-Street Parking Assessment District (Miscellaneous Revenue)	3.00	9-2-2018	415,000	436,327
Palo Alto CA Improvement Bond Act of 1915 University Area Off-Street Parking Assessment District (Miscellaneous Revenue)	4.00	9-2-2021	450,000	490,743
Palo Verde CA Unified School District FlexFund Program (Education Revenue)	4.80	9-1-2027	828,263	887,733
Palomar CA Palomar County Election of 2006 Series B (GO) ¤	0.00	8-1-2016	250,000	245,655
Palomar CA Palomar County Election of 2006 Series B (GO) ¤	0.00	8-1-2017	880,000	843,383
Palomar Pomerado CA Health System CAB (GO, National Insured) ¤	0.00	8-1-2017	2,000,000	1,916,780
Patterson CA Joint Unified School District CAB Series A (GO, National Insured) ¤	0.00	8-1-2015	140,000	138,384
Perris CA Community Facilities District Refunding #01-2 Series A (Tax Revenue)	2.00	9-1-2014	450,000	450,662
Perris CA Community Facilities District Refunding #01-2 Series A (Tax Revenue)	2.00	9-1-2015	600,000	604,776
Perris CA Community Facilities District Refunding #01-2 Series A (Tax Revenue)	2.00	9-1-2016	635,000	642,004
Perris CA Community Facilities District Refunding #01-2 Series A (Tax Revenue)	2.00	9-1-2017	670,000	670,040
Pioneers CA Memorial Healthcare District (GO)	4.00	10-1-2015	400,000	413,600
Pioneers CA Memorial Healthcare District (GO)	4.00	10-1-2017	810,000	870,556
Pittsburg CA Redevelopment Agency Tax Allocation Los Medanos Community Development Project Series A (Tax Revenue, National Insured)	5.00	8-1-2018	900,000	903,762
Pittsburg CA Successor Agency Los Medanos Community Development (Tax Revenue, AGM Insured)	5.00	8-1-2021	1,885,000	2,225,374
Pittsburg CA Successor Agency Los Medanos Community Development (Tax Revenue, AGM Insured)	5.00	8-1-2022	1,305,000	1,543,815
Pittsburg CA Successor Agency Los Medanos Community Development (Tax Revenue, AGM Insured)	5.00	8-1-2023	780,000	923,286
Placentia CA Redevelopment Agency Project (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	8-1-2018	555,000	611,405
Placentia CA Redevelopment Agency Project (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	8-1-2019	580,000	644,073
Placentia CA Redevelopment Agency Project (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	8-1-2020	600,000	698,910
Pleasant Valley CA Unified School District Ventura County PFOTER (GO, National Insured, Dexia Bank SPA) ø	0.33	8-1-2031	4,140,000	4,140,000
Pomona CA Public Financing Authority Revenue Unrefunded Balance Merfed Redevelopment (Tax Revenue, Ambac Insured)	5.25	2-1-2018	725,000	727,335
Pomona Valley CA Educational Joint Powers Authority Refunding Bond (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	4.00	8-1-2016	805,000	858,782
Pomona Valley CA Educational Joint Powers Authority Refunding Bond (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	4.00	8-1-2017	1,635,000	1,781,055
Poway CA Community Facilities District #88-1 Parkway Business (Tax Revenue)	3.63	8-15-2014	1,100,000	1,103,751
Poway CA RDA Paguay Project Series A (Tax Revenue, National Insured)	5.25	6-15-2017	1,190,000	1,194,903
Poway CA Unified School District (Tax Revenue)	3.00	9-15-2017	625,000	658,313
Poway CA Unified School District (Tax Revenue)	3.00	9-15-2018	755,000	796,087
Poway CA Unified School District (Tax Revenue)	4.00	9-15-2020	335,000	367,974
Poway CA Unified School District Community Facilities District #6 4S Ranch (Tax Revenue)	4.00	9-1-2017	500,000	539,550
Poway CA Unified School District Community Facilities District #6 4S Ranch (Tax Revenue)	4.00	9-1-2018	450,000	490,397
Poway CA Unified School District PFA (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	10-1-2020	300,000	333,225
Poway CA Unified School District PFA (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	10-1-2021	185,000	204,429

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage California Limited-Term Tax-Free Fund	19

Security name	Interest rate	Maturity date	Principal	Value

California: (continued)
Poway CA Unified School District PFA Tranche Series B (Miscellaneous Revenue, AGM Insured, Dexia Credit Local SPA) ¤	0.00%	12-1-2042	$2,080,000	$2,076,443
Rancho Cucamonga CA Redevelopment Agency Project Area (Tax Revenue, AGM Insured) %%	5.00	9-1-2021	1,000,000	1,189,600
Rancho Cucamonga CA Redevelopment Agency Project Area (Tax Revenue, AGM Insured) %%	5.00	9-1-2022	1,400,000	1,674,246
Rancho Cucamonga CA Redevelopment Agency Project Area (Tax Revenue, AGM Insured) %%	5.00	9-1-2023	1,350,000	1,618,853
Rancho Santa Fe CA Community Services District Superior Lien Series A (Tax Revenue)	3.00	9-1-2014	620,000	622,387
Rancho Santa Fe CA Community Services District Superior Lien Series A (Tax Revenue)	3.13	9-1-2015	675,000	692,105
Rancho Santa Fe CA Community Services District Superior Lien Series A (Tax Revenue)	3.50	9-1-2016	725,000	762,504
Redondo Beach CA Unified School District CAB Election of 2008 Series E (GO) ¤	0.00	8-1-2016	225,000	220,815
Redondo Beach CA Unified School District CAB Election of 2008 Series E (GO) ¤	0.00	8-1-2018	345,000	321,374
Redondo Beach CA Unified School District CAB Election of 2008 Series E (GO) ¤	0.00	8-1-2020	460,000	396,318
Ridgecrest CA Redevelopment Agency Ridgecrest Project (Tax Revenue)	3.75	6-30-2015	630,000	649,373
Riverside CA Community College District Election of 2004 Series D (GO) ¤	0.00	8-1-2020	535,000	464,835
Riverside CA Community Facilities District #88-1 Series A (Tax Revenue) ±	4.00	9-1-2014	1,025,000	1,030,812
Riverside CA PFA Certificate of Participation Riverside Pavement Rehabilitation Project (Tax Revenue, AGM Insured)	5.00	6-1-2023	845,000	990,830
Riverside CA Unified School District Financing Authority Superior Lien Series A (Miscellaneous Revenue)	4.00	9-1-2018	1,735,000	1,898,801
Riverside County CA Asset Leasing Corporation County Administrative Center Refunding Project (Miscellaneous Revenue)	4.00	11-1-2016	640,000	690,547
Riverside County CA Asset Leasing Corporation County Administrative Center Refunding Project (Miscellaneous Revenue)	4.00	11-1-2017	490,000	539,622
Riverside County CA Asset Leasing Corporation Riverside Hospital Project (Miscellaneous Revenue, National Insured) ¤	0.00	6-1-2016	2,395,000	2,312,852
Riverside County CA Asset Leasing Corporation Riverside Hospital Project (Miscellaneous Revenue, National Insured) ¤	0.00	6-1-2019	1,000,000	876,530
Riverside County CA PFA Indian Wells Refunding Project (Tax Revenue, AGM Insured)	5.00	9-1-2020	1,610,000	1,896,097
Riverside County CA PFA Jurupa Valley Desert & Interstate 215 (Tax Revenue, National Insured)	4.50	10-1-2015	130,000	135,983
Riverside County CA PFA Jurupa Valley Desert & Interstate 215 (Tax Revenue, National Insured)	5.00	10-1-2014	1,000,000	1,010,960
Riverside County CA Public Financing County Facilities Projects (Miscellaneous Revenue)	4.00	5-1-2018	810,000	888,076
Riverside County CA Public Financing County Facilities Projects (Miscellaneous Revenue)	4.00	5-1-2020	795,000	880,327
Riverside County CA Public Financing County Facilities Projects (Miscellaneous Revenue)	5.00	5-1-2019	840,000	967,890
Robla CA School District Series B (GO, National Insured) ¤	0.00	8-1-2018	640,000	590,688
Roseville CA Natural Gas Financing Authority (Utilities Revenue)	5.00	2-15-2015	1,000,000	1,026,700
Sacramento CA Airport Grant Series D (Airport Revenue)	5.00	7-1-2014	1,000,000	1,000,120
Sacramento CA City Schools Joint Powers Financing Authority Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2019	1,050,000	1,206,282
Sacramento CA City Schools Joint Powers Financing Authority Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2020	1,185,000	1,369,149
Sacramento CA City Schools Joint Powers Financing Authority Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2021	830,000	964,219
Sacramento CA City Schools Joint Powers Financing Authority Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2022	775,000	906,115

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

California: (continued)
Sacramento CA City Schools Joint Powers Financing Authority Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00%	3-1-2023	$815,000	$959,149
Sacramento CA Regional Art Facilities Financing Authority Certificate of Participation (Miscellaneous Revenue, Ambac Insured)	4.10	9-1-2015	150,000	150,369
Sacramento CA Regional Transportation District Farebox Revenue (Transportation Revenue)	5.00	3-1-2019	500,000	575,390
Sacramento County CA Certificate of Participation Public Facilities Project (Miscellaneous Revenue, Ambac Insured)	4.50	2-1-2016	440,000	465,102
San Bernardino County CA Certificate of Participation Arrowhead Project Series A (Miscellaneous Revenue)	5.50	8-1-2020	1,000,000	1,163,180
San Bernardino County CA Certificate of Participation Justice Center Airport Improvements (Miscellaneous Revenue, National Insured)	5.00	7-1-2015	1,075,000	1,115,592
San Bernardino County CA Certificate of Participation Justice Center Airport Improvements (Miscellaneous Revenue, National Insured)	5.00	7-1-2016	430,000	459,584
San Bernardino County CA Certificate of Participation Medical Centre Financing Project (Miscellaneous Revenue, National Insured)	5.50	8-1-2017	1,115,000	1,184,141
San Bernardino County CA Joint Powers Financing Authority Series A (Tax Revenue, AGM Insured)	5.75	10-1-2014	1,425,000	1,442,157
San Buenaventura CA Community Mental Health System (Health Revenue)	6.00	12-1-2019	2,000,000	2,287,780
San Buenaventura CA Community Mental Health System (Health Revenue)	6.50	12-1-2021	2,585,000	3,070,153
San Diego CA Community Facilities District 3 (Tax Revenue)	5.00	9-1-2016	415,000	452,342
San Diego CA Community Facilities District 3 (Tax Revenue)	5.00	9-1-2018	460,000	523,558
San Diego CA PFFA Ballpark Series A (Miscellaneous Revenue, Ambac Insured)	5.00	2-15-2016	1,825,000	1,959,685
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	3.00	9-1-2014	355,000	356,516
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	3.50	9-1-2015	365,000	376,979
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	4.00	9-1-2016	380,000	406,064
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	4.50	9-1-2017	345,000	381,008
San Diego CA RDA Tax Allocation Center Series A (Tax Revenue, AGM Insured) ¤	0.00	9-1-2018	635,000	583,133
San Diego CA RDA Tax Allocation Center Series A (Tax Revenue, Syncora Guarantee Incorporated Insured)	5.00	9-1-2014	665,000	670,081
San Diego CA RDA Tax Allocation Center Series A (Tax Revenue, Syncora Guarantee Incorporated Insured)	5.25	9-1-2015	2,215,000	2,232,056
San Francisco CA City & County RDA Successor Agency CFD #6 Series A (Tax Revenue)	3.00	8-1-2016	400,000	414,356
San Francisco CA City & County RDA Successor Agency CFD #6 Series A (Tax Revenue)	3.00	8-1-2017	205,000	213,879
San Francisco CA City & County RDA Successor Agency CFD #6 Series A (Tax Revenue)	3.00	8-1-2018	525,000	547,607
San Francisco CA City & County RDA Successor Agency CFD #6 Series A (Tax Revenue)	4.00	8-1-2017	885,000	948,729
San Francisco CA City & County RDA Successor Agency CFD #6 Series A (Tax Revenue)	5.00	8-1-2018	500,000	561,880
San Francisco CA City & County RDA Successor Agency CFD #6 Series A (Tax Revenue)	5.00	8-1-2019	555,000	629,936
San Francisco CA City & County RDFA Mission Bay North Redevelopment Series C (Tax Revenue)	4.50	8-1-2014	125,000	125,435
San Francisco CA City & County RDFA Mission Bay North Redevelopment Series C (Tax Revenue)	4.50	8-1-2016	310,000	333,768
San Francisco CA City & County RDFA Mission Bay South Redevelopment Series A (Tax Revenue)	5.00	8-1-2018	400,000	455,104
San Francisco CA City & County RDFA Mission Bay South Redevelopment Series A (Tax Revenue)	5.00	8-1-2020	500,000	577,480
San Francisco CA City & County RDFA Mission Bay South Redevelopment Series A (Tax Revenue)	5.00	8-1-2022	375,000	433,073
San Francisco CA City & County RDFA Mission Bay South Redevelopment Series D (Tax Revenue)	5.00	8-1-2014	500,000	501,700
San Francisco CA City & County RDFA San Francisco Redevelopment Project Series B (Tax Revenue, National Insured)	5.00	8-1-2015	910,000	952,579

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage California Limited-Term Tax-Free Fund	21

Security name	Interest rate	Maturity date	Principal	Value

California: (continued)
San Francisco CA City & County RDFA San Francisco Redevelopment Project Series B (Tax Revenue, National Insured)	5.25%	8-1-2018	$2,000,000	$2,024,700
San Gorgonio CA Memorial Healthcare Refunding (GO)	5.00	8-1-2021	275,000	317,892
San Gorgonio CA Memorial Healthcare Refunding (GO)	5.00	8-1-2022	500,000	577,985
San Gorgonio CA Memorial Healthcare Refunding (GO)	5.00	8-1-2023	1,000,000	1,152,500
San Joaquin Hills County CA Transportation Corridor Agency CAB Series A (Transportation Revenue, National Insured) ¤	0.00	1-15-2015	2,830,000	2,813,388
San Jose CA Airport Series A (Airport Revenue, Ambac Insured)	5.50	3-1-2018	4,350,000	4,997,585
San Jose CA Airport Series A (Airport Revenue, AGM/Ambac Insured)	5.50	3-1-2019	5,220,000	5,786,161
San Jose CA Convention Center Expansion & Renovation Project (Tax Revenue)	5.25	5-1-2023	1,465,000	1,706,373
San Jose CA Financing Authority Convention Center Project Series F (Miscellaneous Revenue, National Insured)	5.00	9-1-2015	1,000,000	1,011,410
San Jose CA Libraries & Parks Project (GO)	5.00	9-1-2017	715,000	717,846
San Jose CA Redevelopment Agency Series A (Tax Revenue, National Insured)	4.36	8-1-2016	400,000	401,096
San Jose CA Redevelopment Agency Series A (Tax Revenue, National Insured)	4.54	8-1-2018	1,035,000	1,037,287
San Jose CA Redevelopment Agency Series A (Tax Revenue, National Insured)	5.00	8-1-2017	900,000	935,919
San Jose CA Redevelopment Agency Series A (Tax Revenue)	6.13	8-1-2015	550,000	575,520
San Jose CA Redevelopment Agency Tax Allocation Merged Area Project (Tax Revenue, National Insured)	4.50	8-1-2015	500,000	501,265
San Jose CA Redevelopment Agency Tax Allocation Merged Area Project Series A (Tax Revenue, National Insured)	5.25	8-1-2019	1,125,000	1,127,925
San Jose CA Redevelopment Agency Tax Allocation Merged Area Project Series A-1 (Tax Revenue)	5.00	8-1-2022	800,000	894,512
San Jose CA Redevelopment Agency Tax Allocation Merged Area Project Series D (Tax Revenue, Ambac Insured)	5.00	8-1-2021	2,635,000	2,843,007
San Juan CA Basin Authority Ground Water Recovery Project (Miscellaneous Revenue, Ambac Insured)	5.25	12-1-2016	1,150,000	1,154,807
San Luis & Delta-Mendota CA Water Authority Delta Habitat Conservation & Conveyance Program Development Project Series A (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2019	100,000	114,496
San Luis & Delta-Mendota CA Water Authority Delta Habitat Conservation & Conveyance Program Development Project Series A (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2020	100,000	115,540
San Marcos CA PFA Series B (Tax Revenue)	3.00	9-1-2015	430,000	440,273
San Marcos CA PFA Series B (Tax Revenue)	3.00	9-1-2016	445,000	463,263
San Marcos CA PFA Series B (Tax Revenue)	3.00	9-1-2017	455,000	476,945
San Marcos CA PFA Series B (Tax Revenue)	4.00	9-1-2018	1,000,000	1,094,410
San Mateo County CA Joint Power Authority Capital Projects Program (Miscellaneous Revenue, National Insured)	6.50	7-1-2015	105,000	108,107
San Mateo County CA Transportation Authority Series A (Tax Revenue, National Insured) ¤	0.00	12-1-2018	270,000	243,635
San Pablo CA Redevelopment Agency Series B (Tax Revenue, AGM Insured) %%	5.00	6-15-2021	1,775,000	2,051,297
San Pablo CA Redevelopment Agency Series B (Tax Revenue, AGM Insured) %%	5.00	6-15-2022	1,865,000	2,163,829
San Pablo CA Redevelopment Agency Series B (Tax Revenue, AGM Insured) %%	5.00	6-15-2023	1,945,000	2,249,256
Santa Ana CA Community Redevelopment Agency Merged Project Area Series A (Tax Revenue)	5.25	9-1-2019	1,000,000	1,159,330
Santa Ana CA Financing Authority Police Administration & Holding Facility Series A (Miscellaneous Revenue, National Insured)	4.00	7-1-2014	500,000	500,040
Santa Ana CA Unified School District CAB Election of 2008 Series A (GO) ¤	0.00	8-1-2020	1,815,000	1,570,338
Santa Clara County CA Financing Authority Capital Projects Series A (Miscellaneous Revenue)	4.00	2-1-2024	6,000,000	6,575,100

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

California: (continued)
Santa Cruz County CA Capital Financing Public Facilities Project (Miscellaneous Revenue, AGM Insured)	4.00%	8-1-2020	$150,000	$166,812
Santa Cruz County CA Capital Financing Public Facilities Project (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2021	125,000	145,891
Santa Cruz County CA Capital Financing Public Facilities Project (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2022	165,000	191,783
Santa Cruz County CA Redevelopment Agency Live Oak Soquel Community Series A (Tax Revenue, National Insured)	5.25	9-1-2016	495,000	539,763
Santa Cruz County CA Redevelopment Agency Live Oak Soquel Community Series A (Tax Revenue, National Insured)	5.25	9-1-2017	495,000	553,148
Santa Cruz County CA Redevelopment Successor Agency Tax Allocation Refunding Bond (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2019	625,000	726,506
Santa Cruz County CA Redevelopment Successor Agency Tax Allocation Refunding Bond (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2020	1,000,000	1,165,670
Santa Fe Springs CA Community Development Commission Consolidated Redevelopment Project Series A (Tax Revenue, National Insured)	5.00	9-1-2017	750,000	839,918
Santa Maria CA Water & Wastewater CAB Sub Series A (Water & Sewer Revenue, Ambac Insured) ¤	0.00	8-1-2014	920,000	919,614
Sierra CA Joint Community College District School Facilities Improvement District #2 CAB Series B (GO, National Insured) ¤	0.00	8-1-2015	500,000	497,160
Signal Hill CA Redevelopment Project #1 (Tax Revenue)	4.13	10-1-2016	550,000	575,482
Simi Valley CA Unified School District Certificate of Participation (Miscellaneous Revenue, Ambac Insured)	5.25	8-1-2017	550,000	594,259
Solana Beach CA School District Special Tax PFA (Tax Revenue)	3.00	9-1-2016	450,000	471,011
Solana Beach CA School District Special Tax PFA (Tax Revenue)	4.00	9-1-2018	330,000	361,667
Solana Beach CA School District Special Tax PFA (Tax Revenue)	4.00	9-1-2019	735,000	807,192
South Gate CA PFA Southgate Redevelopment Project #1 (Tax Revenue, Ambac Insured)	5.25	9-1-2019	1,365,000	1,372,589
South Monterey County CA Joint Union High School District (GO)	3.00	8-1-2015	1,315,000	1,338,762
South Monterey County CA Joint Union High School District (GO)	3.00	8-1-2016	1,345,000	1,390,152
South Monterey County CA Joint Union High School District (GO)	3.00	8-1-2017	1,485,000	1,538,519
South Placer CA Wastewater Authority Series D (Water & Sewer Revenue) ±	0.89	11-1-2014	3,200,000	3,203,104
South San Francisco CA Unified School District BAN Series D (GO) ¤	0.00	5-15-2017	3,000,000	2,918,610
Southern California Public Power Authority Hydroelectric Power Project Series A (Utilities Revenue, AGM Insured)	5.25	10-1-2015	500,000	502,100
Southern Mono Healthcare District (GO)	3.00	8-1-2015	550,000	561,561
Southern Mono Healthcare District (GO)	3.00	8-1-2016	615,000	637,257
Southern Mono Healthcare District (GO)	3.00	8-1-2017	300,000	312,285
Southern Mono Healthcare District (GO)	4.00	8-1-2019	845,000	916,301
Stanton CA Redevelopment Agency Consolidated Project Series A (Tax Revenue, AGM Insured)	4.00	12-1-2017	400,000	437,096
Stanton CA Redevelopment Agency Consolidated Project Series A (Tax Revenue, AGM Insured)	4.00	12-1-2018	410,000	452,738
Successor Agency to the Morgan Hill CA Redevelopment Agency Series A (Tax Revenue)	5.00	9-1-2021	1,055,000	1,252,971
Successor Agency to the Morgan Hill CA Redevelopment Agency Series A (Tax Revenue)	5.00	9-1-2023	2,550,000	3,028,023
Successor Agency to the Rancho Mirage CA Redevelopment Agency Refunding Sub Lien Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	4-1-2017	460,000	496,984
Successor Agency to the Rancho Mirage CA Redevelopment Agency Refunding Sub Lien Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	4-1-2018	400,000	452,620

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage California Limited-Term Tax-Free Fund	23

Security name	Interest rate	Maturity date	Principal	Value

California: (continued)
Successor Agency to the Rancho Mirage CA Redevelopment Agency Refunding Sub Lien Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00%	4-1-2019	$580,000	$667,313
Successor Agency to the Rancho Mirage CA Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	4-1-2018	750,000	821,333
Successor Agency to the Rancho Mirage CA Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	4-1-2018	550,000	622,353
Successor Agency to the Rancho Mirage CA Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	4-1-2019	850,000	977,959
Successor Agency to the Rancho Mirage CA Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	4-1-2019	600,000	690,324
Successor Agency to the Richmond CA Community Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	4.50	9-1-2025	160,000	176,853
Successor Agency to the Richmond CA Community Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2021	310,000	363,677
Successor Agency to the Richmond CA Community Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2022	300,000	354,447
Successor Agency to the Richmond CA Community Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2023	265,000	312,083
Successor Agency to the Richmond CA Community Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2025	150,000	172,242
Successor Agency to the Vacaville CA Redevelopment Agency Projects (Tax Revenue)	5.00	9-1-2020	600,000	699,402
Successor Agency to the Vacaville CA Redevelopment Agency Projects (Tax Revenue)	5.00	9-1-2021	600,000	703,890
Successor Agency to the Vacaville CA Redevelopment Agency Projects (Tax Revenue)	5.00	9-1-2022	1,050,000	1,240,565
Sulphur Springs CA Unified School District Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	9-1-2016	150,000	157,070
Sulphur Springs CA Unified School District Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	9-1-2017	300,000	317,343
Sulphur Springs CA Unified School District Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	9-1-2018	555,000	588,733
Sulphur Springs CA Unified School District Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	9-1-2019	595,000	630,569
Sweetwater CA Union High School Public Financing Authority (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2018	1,500,000	1,729,965
Sweetwater CA Union High School Public Financing Authority (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2019	1,000,000	1,171,050
Tejon Ranch CA PFFA Community Facilities District #2000-1 (Tax Revenue)	3.00	9-1-2014	400,000	401,272
Temecula CA PFA Crown Hill Community Facilities District #3-1 (Tax Revenue)	3.00	9-1-2016	380,000	396,013
Temecula CA PFA Crown Hill Community Facilities District #3-1 (Tax Revenue)	3.00	9-1-2017	395,000	414,553
Temecula CA PFA Crown Hill Community Facilities District #3-1 (Tax Revenue)	3.00	9-1-2018	405,000	425,813
Temecula CA PFA Wolf Creek Community Facilities District #3-3 (Tax Revenue)	3.00	9-1-2018	870,000	900,328
Temecula Valley CA Unified School District Community Facilities District #89-1 (Tax Revenue)	3.00	9-1-2016	1,185,000	1,237,282
Temecula Valley CA Unified School District Community Facilities District #89-1 (Tax Revenue)	3.00	9-1-2017	1,250,000	1,314,663
Torrance CA RDA Referendum Senior Lien Series C (Tax Revenue, National Insured)	5.45	9-1-2018	1,335,000	1,338,751
Turlock CA Health Facility Certificate of Participation Emanuel Medical Center (Health Revenue)	5.00	10-15-2014	820,000	828,995
Twin Rivers CA Unified School District Facility Bridge Funding Program (Miscellaneous Revenue, AGM Insured) ±	3.20	6-1-2027	4,150,000	4,152,905
Twin Rivers CA Unified School District Series A (GO, Build America Mutual Assurance Company Insured)	4.00	8-1-2019	385,000	432,286

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

California: (continued)
Twin Rivers CA Unified School District Series A (GO, Build America Mutual Assurance Company Insured)	5.00%	8-1-2020	$510,000	$601,336
Union City CA Community Redevelopment Agency Sub Lien (Tax Revenue)	4.00	12-1-2015	210,000	219,765
Union City CA Community Redevelopment Agency Sub Lien (Tax Revenue)	4.38	12-1-2016	475,000	514,967
University of California Series AK (Education Revenue) ±	5.00	5-15-2048	10,000,000	12,134,500
Upland CA Successor Agency Merged Project Tax Allocation (Tax Revenue, AGM Insured)	5.00	9-1-2023	1,000,000	1,177,670
Val Verde CA Unified School District (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	10-1-2020	350,000	387,898
Val Verde CA Unified School District (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	10-1-2021	375,000	413,333
Val Verde CA Unified School District (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	10-1-2022	665,000	773,309
Val Verde CA Unified School District BAN (GO)	3.00	8-1-2018	5,000,000	5,198,150
Vallejo CA Refunding Bond Series 2006 (Water & Sewer Revenue, National Insured)	5.00	5-1-2015	500,000	519,640
Vallejo CA Refunding Bond Series 2006 (Water & Sewer Revenue, National Insured)	5.00	5-1-2019	790,000	839,407
Vallejo CA Refunding Bond Series 2006 (Water & Sewer Revenue, National Insured)	5.00	5-1-2021	1,500,000	1,578,420
Vallejo CA Unified School District Series A (GO, National Insured)	5.60	2-1-2016	1,080,000	1,158,559
Vallejo CA Unified School District Series A (GO, National Insured)	5.90	2-1-2018	2,065,000	2,368,782
Ventura County CA Public Financing Authority Series B (Miscellaneous Revenue)	5.00	11-1-2019	375,000	442,605
Ventura County CA Public Financing Authority Series B (Miscellaneous Revenue)	5.00	11-1-2020	250,000	296,290
Victor Valley CA Joint Unified School District CAB Bonds (GO, AGM Insured) ¤	0.00	8-1-2015	280,000	278,410
Visalia CA Certificate of Participation (Miscellaneous Revenue, AGM Insured) %%	4.00	12-1-2020	250,000	279,455
Visalia CA Certificate of Participation (Miscellaneous Revenue, AGM Insured) %%	4.00	12-1-2021	250,000	278,560
Visalia CA Certificate of Participation (Miscellaneous Revenue, AGM Insured) %%	5.00	12-1-2022	335,000	395,504
Visalia CA Certificate of Participation (Miscellaneous Revenue, AGM Insured) %%	5.00	12-1-2023	350,000	415,587
Walnut CA Improvement Agency Refunding Walnut Improvement Project (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	3-1-2017	850,000	916,700
Washington Township CA Health Care District (Health Revenue)	5.00	7-1-2018	1,750,000	1,754,410
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2014	975,000	975,107
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2017	1,125,000	1,236,004
West Contra Costa CA Unified School District (GO, National Insured) ¤	0.00	8-1-2015	500,000	496,630
West Contra Costa CA Unified School District (GO, AGM Insured)	5.00	8-1-2016	1,055,000	1,153,863
West Contra Costa CA Unified School District Election of 2002 Series C (GO, National Insured)	4.25	8-1-2017	785,000	787,355
West Covina CA Unified School District (GO, AGM Insured)	4.00	8-1-2017	325,000	355,661
West Covina CA Unified School District (GO, AGM Insured)	4.00	8-1-2018	575,000	637,342
West Hollywood CA Community Development Department East Side Redevelopment Project Series A (Tax Revenue)	4.00	9-1-2014	250,000	251,490
West Hollywood CA Community Development Department East Side Redevelopment Project Series A (Tax Revenue)	5.00	9-1-2015	200,000	210,052
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.25	9-1-2016	265,000	274,582
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.25	9-1-2017	270,000	281,786
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.50	9-1-2018	275,000	288,838
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.75	9-1-2019	285,000	301,427
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	5.00	9-1-2020	290,000	340,979
Western Riverside County CA Regional Wastewater Authority Series A-1 (Tax Revenue)	4.00	9-1-2016	560,000	594,961
Western Riverside County CA Regional Wastewater Authority Series A-1 (Tax Revenue)	4.00	9-1-2017	570,000	615,087
Western Riverside County CA Regional Wastewater Authority Series A-1 (Tax Revenue)	4.00	9-1-2019	1,830,000	2,002,203

				745,731,455

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage California Limited-Term Tax-Free Fund	25

Security name	Interest rate	Maturity date	Principal	Value

Colorado: 0.15%
Denver CO City & County Airport Sub Series G1 (Airport Revenue, AGM Insured, Morgan Stanley Bank SPA) ø	0.26%	11-15-2025	$1,200,000	$1,200,000

Guam: 0.24%
Guam Power Authority Series A (Utilities Revenue, AGM Insured)	5.00	10-1-2019	1,640,000	1,894,266

Iowa: 0.23%
Iowa Finance Authority Midwestern Disaster Area Iowa Fertilizer Company Project (Industrial Development Revenue)	5.00	12-1-2019	1,750,000	1,838,795

New York: 0.70%
Nassau County NY Health Care Corporation RAN (Health Revenue)	2.25	1-15-2015	1,000,000	1,004,590
New York NY Transitional Finance Authority Subseries 2A (Tax Revenue, Dexia Credit Local LIQ) ø	0.22	11-1-2022	4,500,000	4,500,000

				5,504,590

Puerto Rico: 1.43%
Puerto Rico HFA Capital Funding Program (Housing Revenue, HUD Insured)	5.00	12-1-2016	1,815,000	1,817,360
Puerto Rico HFA Subordinated Capital Fund Modernization (Housing Revenue, HUD Insured)	5.50	12-1-2016	2,440,000	2,628,051
Puerto Rico HFA Subordinated Capital Fund Modernization (Housing Revenue, HUD Insured)	5.50	12-1-2017	1,895,000	2,082,776
Puerto Rico HFA Subordinated Capital Fund Modernization Refunding Bond (Housing Revenue, HUD Insured)	5.50	12-1-2018	1,250,000	1,399,838
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, HUD Insured)	5.00	12-1-2019	1,000,000	1,000,650
Puerto Rico Highway & Transportation Authority (Tax Revenue, National Insured)	5.25	7-1-2014	860,000	860,000
Puerto Rico Public Improvement Series A (GO, AGM Insured)	5.00	7-1-2015	1,000,000	1,001,800
University of Puerto Rico Refunding Bond Series Q (Education Revenue)	5.00	6-1-2016	500,000	433,635

				11,224,110

Virgin Islands: 0.13%
Virgin Islands PFA Gross Receipts Taxes Loan Notes (Tax Revenue, AGM Insured)	5.25	10-1-2016	1,000,000	1,010,990

Wisconsin: 0.06%
Wisconsin PFA Senior Living Revenue 50 Rose Villa Project Series B-3 (Health Revenue) %%	3.75	11-15-2019	500,000	501,950

Total Municipal Obligations (Cost $749,165,270)				768,906,156

	Yield		Shares
Short-Term Investments: 5.46%

Investment Companies: 5.46%
Wells Fargo Advantage California Municipal Money Market Fund, Institutional Class (l)(u)##	0.01		43,067,129	43,067,129

Total Short-Term Investments (Cost $43,067,129)				43,067,129

Total investments in securities
(Cost $792,232,399) *	102.99%	811,973,285
Other assets and liabilities, net	(2.99)	(23,591,491)

Total net assets	100.00%	$788,381,794

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2014

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

*	Cost for federal income tax purposes is $792,232,553 and unrealized gains (losses) consists of:

Gross unrealized gains	$19,983,135
Gross unrealized losses	(242,403)

Net unrealized gains	$19,740,732

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2014	Wells Fargo Advantage California Limited-Term Tax-Free Fund	27

Assets
Investments
In unaffiliated securities, at value (see cost below)	$768,906,156
In affiliated securities, at value (see cost below)	43,067,129

Total investments, at value (see cost below)	811,973,285
Receivable for investments sold	4,266,416
Receivable for Fund shares sold	1,447,429
Receivable for interest	7,082,896
Prepaid expenses and other assets	27,743

Total assets	824,797,769

Liabilities
Dividends payable	546,848
Payable for investments purchased	33,297,466
Payable for Fund shares redeemed	2,085,964
Advisory fee payable	137,390
Distribution fees payable	21,448
Administration fees payable	105,979
Accrued expenses and other liabilities	220,880

Total liabilities	36,415,975

Total net assets	$788,381,794

NET ASSETS CONSIST OF
Paid-in capital	$769,743,846
Undistributed net investment income	371,767
Accumulated net realized losses on investments	(1,474,705)
Net unrealized gains on investments	19,740,886

Total net assets	$788,381,794

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$203,306,190
Shares outstanding – Class A1	18,713,346
Net asset value per share – Class A	$10.86
Maximum offering price per share – Class A2	$11.08
Net assets – Class C	$34,919,774
Shares outstanding – Class C1	3,214,711
Net asset value per share – Class C	$10.86
Net assets – Administrator Class	$550,155,830
Shares outstanding – Administrator Class[1]	51,437,599
Net asset value per share – Administrator Class	$10.70

Investments in unaffiliated securities, at cost	$749,165,270

Investments in affiliated securities, at cost	$43,067,129

Total investments, at cost	$792,232,399

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/98.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Statement of operations—year ended June 30, 2014

Investment income
Interest	$16,657,261
Income from affiliated securities	2,168

Total investment income	16,659,429

Expenses
Advisory fee	2,290,784
Administration fees
Fund level	333,198
Class A	283,247
Class C	55,331
Administrator Class	454,784
Shareholder servicing fees
Class A	442,573
Class C	86,454
Administrator Class	1,136,960
Distribution fees
Class C	259,362
Custody and accounting fees	40,582
Professional fees	42,260
Registration fees	29,941
Shareholder report expenses	43,333
Trustees’ fees and expenses	11,906
Other fees and expenses	18,246

Total expenses	5,528,961
Less: Fee waivers and/or expense reimbursements	(848,016)

Net expenses	4,680,945

Net investment income	11,978,484

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(193,048)
Net change in unrealized gains (losses) on investments	13,696,884

Net realized and unrealized gains (losses) on investments	13,503,836

Net increase in net assets resulting from operations	$25,482,320

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage California Limited-Term Tax-Free Fund	29

	Year ended June 30, 2014		Year ended June 30, 2013

Operations
Net investment income		$11,978,484		$11,044,196
Net realized gains (losses) on investments		(193,048)		322,179
Net change in unrealized gains (losses) on investments		13,696,884		(3,580,611)

Net increase in net assets resulting from operations		25,482,320		7,785,764

Distributions to shareholders from
Net investment income
Class A		(3,002,690)		(3,197,123)
Class C		(326,986)		(422,011)
Administrator Class		(8,648,808)		(7,424,688)

Total distributions to shareholders		(11,978,484)		(11,043,822)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	10,555,859	113,313,375	5,859,253	63,049,337
Class C	924,609	9,918,506	998,457	10,735,967
Administrator Class	37,337,801	394,931,236	29,482,960	312,243,377

		518,163,117		386,028,681

Reinvestment of distributions
Class A	262,989	2,828,394	280,361	3,015,494
Class C	27,587	296,457	35,814	385,079
Administrator Class	298,828	3,164,687	279,469	2,959,109

		6,289,538		6,359,682

Payment for shares redeemed
Class A	(6,779,748)	(72,791,222)	(6,641,252)	(71,370,231)
Class C	(1,051,548)	(11,271,347)	(843,374)	(9,067,863)
Administrator Class	(23,267,984)	(246,059,102)	(18,322,887)	(193,920,331)

		(330,121,671)		(274,358,425)

Net increase in net assets resulting from capital share transactions		194,330,984		118,029,938

Total increase in net assets		207,834,820		114,771,880

Net assets
Beginning of period		580,546,974		465,775,094

End of period		$788,381,794		$580,546,974

Undistributed net investment income		$371,767		$239,211

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.66	$10.70	$10.51	$10.51	$10.29
Net investment income	0.18	0.21	0.27	0.27	0.28
Net realized and unrealized gains (losses) on investments	0.20	(0.04)	0.19	0.00	0.23

Total from investment operations	0.38	0.17	0.46	0.27	0.51
Distributions to shareholders from
Net investment income	(0.18)	(0.21)	(0.27)	(0.27)	(0.29)
Net asset value, end of period	$10.86	$10.66	$10.70	$10.51	$10.51
Total return[1]	3.61%	1.59%	4.41%	2.52%	5.14%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.84%	0.84%	0.85%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.85%
Net investment income	1.70%	1.95%	2.51%	2.58%	2.67%
Supplemental data
Portfolio turnover rate	31%	32%	56%	54%	34%
Net assets, end of period (000s omitted)	$203,306	$156,366	$162,381	$126,570	$116,578

1.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage California Limited-Term Tax-Free Fund	31

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.65	$10.70	$10.51	$10.51	$10.29
Net investment income	0.10	0.13	0.19	0.19	0.19
Net realized and unrealized gains (losses) on investments	0.21	(0.05)	0.19	0.00	0.24

Total from investment operations	0.31	0.08	0.38	0.19	0.43
Distributions to shareholders from
Net investment income	(0.10)	(0.13)	(0.19)	(0.19)	(0.21)
Net asset value, end of period	$10.86	$10.65	$10.70	$10.51	$10.51
Total return[1]	2.94%	0.73%	3.63%	1.85%	4.25%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.58%	1.59%	1.60%	1.61%
Net expenses	1.55%	1.55%	1.55%	1.55%	1.60%
Net investment income	0.95%	1.19%	1.77%	1.82%	1.85%
Supplemental data
Portfolio turnover rate	31%	32%	56%	54%	34%
Net assets, end of period (000s omitted)	$34,920	$35,309	$33,414	$28,089	$29,501

1.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.49	$10.53	$10.34	$10.35	$10.13
Net investment income	0.20	0.23	0.29	0.29	0.30
Net realized and unrealized gains (losses) on investments	0.21	(0.04)	0.19	(0.01)	0.23

Total from investment operations	0.41	0.19	0.48	0.28	0.53
Distributions to shareholders from
Net investment income	(0.20)	(0.23)	(0.29)	(0.29)	(0.31)
Net asset value, end of period	$10.70	$10.49	$10.53	$10.34	$10.35
Total return	3.95%	1.79%	4.65%	2.72%	5.34%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.77%	0.77%	0.79%	0.79%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.90%	2.14%	2.72%	2.77%	2.91%
Supplemental data
Portfolio turnover rate	31%	32%	56%	54%	34%
Net assets, end of period (000s omitted)	$550,156	$388,872	$269,980	$209,794	$184,246

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage California Limited-Term Tax-Free Fund	33

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage California Limited-Term Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

34	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Notes to financial statements

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$132,556	$(132,556)

As of June 30, 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

2018	2019	No expiration
		Short-term	Long-term
$1,039,204	$110,356	$45,113	$117,412

As of June 30, 2014, the Fund had $162,466 of current year deferred post-October capital losses, which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

Notes to financial statements	Wells Fargo Advantage California Limited-Term Tax-Free Fund	35
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2014:

	Quoted prices (level 1)	Other significant observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$768,906,156	$0	$768,906,156

Short-term investments
Investment companies	43,067,129	0	0	43,067,129
Total assets	$43,067,129	$768,906,156	$0	$811,973,285

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory Fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2014, the advisory fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.80% for Class A shares, 1.55% for Class C shares, and 0.60% for Administrator Class shares.

36	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Notes to financial statements

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A and Class C shares. For the year ended June 30, 2014, Funds Distributor received $6,182 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2014 were $388,752,846 and $183,554,680, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2014, the Fund paid $746 in commitment fees.

For the year ended June 30, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $11,978,484 and $11,043,822 of tax-exempt income for the years ended June 30, 2014 and June 30, 2013, respectively.

As of June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$918,615	$19,740,732	$(162,466)	$(1,312,085)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S., therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage California Limited-Term Tax-Free Fund	37

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage California Limited-Term Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage California Limited-Term Tax- Free Fund as of June 30, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2014

38	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Other information (unaudited)

TAX INFORMATION

For federal and California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the fiscal year as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and under Section 17145 of the California Revenue and Taxation Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	39

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

40	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	41

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “ May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage California Limited-Term Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

42	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Other information (unaudited)

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays Municipal 1-5 Year Blend Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	43

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

44	Wells Fargo Advantage California Limited-Term Tax-Free Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

226286 08-14 A248/AR248 06-14

Wells Fargo Advantage California Tax-Free Fund

Annual Report

June 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage California Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage California Tax-Free Fund for the 12-month period that ended June 30, 2014. The past year was marked by continued accommodative monetary policies and modest U.S. economic growth. Interest rates rose during the first half of the reporting period and then enjoyed a sustained rally in the second half. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, gained 6.14% for the 12 months that ended June 30, 2014.

Monetary policy remained accommodative, and economic growth appeared sustainable.

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero. Entering the reporting period, however, Fed officials had begun to discuss tapering its asset-purchase program, which purchased agency mortgage-backed securities and U.S. Treasuries to support the housing market and to keep interest rates low. By its mid-December 2013 meeting, the Fed conveyed confidence in the strength of the economy by announcing it would begin tapering in January 2014. If economic conditions continue to improve, the Fed is expected to end its asset purchases by year-end. The Fed’s leadership transition from Ben Bernanke to Janet Yellen was largely seamless.

Economic activity appeared to reaccelerate to a modest pace despite a severe weather-related shortfall in the first quarter 2014, and current forecasts generally expect continued moderate growth going forward. Accommodative monetary policies, improved labor markets, healthy corporate profits, and improved credit conditions all helped underpin modest U.S. economic growth and suggest that yields could be poised to move higher.

The municipal bond market faced challenges in 2013 but recovered in 2014.

As U.S. Treasury yields rose in the second half of 2013 on concerns about the impact of tapering, so did municipal yields. In addition, dollars flowed out of municipal funds at the end of 2013. Investors pulled nearly $50 billion out of municipal bond funds during that time. Many were likely spooked by the news coming out of Detroit and Puerto Rico. Others may have feared that the Fed would let rates rise significantly. Still others may have done some tax-loss selling.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit. In addition, low yields and attractive valuations enticed investors to reach for yield, further helping lower-rated credits and longer-term bonds to outperform. Credit spreads narrowed but remained above their long-term average across medium- and lower-quality credit tiers. The historically steep yield curve, which had made longer-term bond yields attractive to investors, flattened significantly as longer-term yields declined more than short-term yields. In this environment, municipal bond funds experienced positive inflows for much of the first half of 2014.

Developments in Detroit and Puerto Rico were due to weak financial and economic situations specific to locale rather than reflecting systemic problems across the municipal bond market. In fact, the vast majority of state and local municipal issuers experienced improved fundamental situations. The city of

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage California Tax-Free Fund	3

Detroit continued to negotiate with its creditors as it seeks to exit bankruptcy, which has resulted in multiple changes to its plan of adjustment. Puerto Rico remained under severe economic and fiscal stress. In late June 2014, the commonwealth enacted a law that provides a path to restructuring its debt to three of its public corporations, including the Puerto Rico Electric Power Authority. While this legislation was designed to shore up general obligation debt, the ability of the public corporations to pay debt service was called into question, causing further credit downgrades by the rating agencies as well as a sharp sell-off in their debt.

While yields have been at historically low levels, there is a risk of rising rates and negative bond returns. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage California Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and California individual income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Robert J. Miller

Adrian Van Poppel

Average annual total returns (%) as of June 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SCTAX)	10-6-1988	3.68	6.15	4.71	8.58	7.14	5.19	0.83	0.75
Class B (SGCBX)*	12-15-1997	2.76	6.02	4.64	7.76	6.34	4.64	1.58	1.50
Class C (SCTCX)	7-1-1993	6.77	6.32	4.40	7.77	6.32	4.40	1.58	1.50
Administrator Class (SGCAX)	12-15-1997	–	–	–	8.79	7.36	5.43	0.77	0.55
Barclays Municipal Bond Index[3]	–	–	–	–	6.14	5.81	4.97	–	–
Barclays California Municipal Bond Index[4]	–	–	–	–	7.83	7.04	5.31	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to California municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage California Tax-Free Fund	5

Growth of $10,000 investment[5] as of June 30, 2014

1.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

2.	The Adviser has committed through October 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

4.	The Barclays California Municipal Bond Index is the California component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays California Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes on a scale SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bond on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

7.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage California Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed both its benchmarks, the Barclays Municipal Bond Index and the Barclays California Municipal Bond Index, for the 12-month period that ended June 30, 2014.

■	The main contributors to outperformance included an overweight allocation in lower-quality bonds, which outperformed the highest-rated bonds by a wide margin, and good security selection in the Fund’s main sector overweights, including local general obligation (GO) bonds, appropriation debt, and special tax.

■	As interest rates decreased, the Fund’s relatively defensive duration positioning was a detractor from performance. The Fund’s overweight in the 20-year part of the yield curve partially offset the short duration position as the yield curve flattened. Our bias for higher interest rates influenced our decision to maintain a shorter duration than the benchmark and focus on bond purchases in the steeper portion of the yield curve.

The municipal market faced higher yields early in the period and then rallied.

The first six months of the fiscal year saw substantial volatility. The 10-year Treasury yield climbed from 2.48% at the beginning of the period and plateaued near 3% between September and December 2013. As planned, the U.S. Federal Reserve (Fed) began tapering in January 2014, yet the market rallied because the Fed’s policy had apparently already been priced into market yield levels. Treasury yields declined, bottoming at 2.44% on May 28, 2014. The Fed maintained its stated plan for reducing its bond purchases at each meeting. Economic growth was mixed but generally positive.

Municipal yields also ended the fiscal year lower across the curve. Municipal bond fund outflows in the latter half of 2013 turned to positive inflows in the first half of 2014. We believe investor demand combined with limited supply—both new issue and refunding volume—drove yields lower. Investors’ demand for yield also caused credit spreads to compress and long-term bonds to outperform.

Credit quality[6] as of June 30, 2014

Most California issuers’ fundamentals improved over the period, while the cities of Stockton and San Bernardino continued to work through their bankruptcy proceedings. Following the third straight year of an on-time budget, California state GOs were upgraded in June 2014 due to stronger liquidity and an improving state economy. The state’s budget included both positives and negatives for funding of California school districts. San Bernardino and the California Public Employees’ Retirement System reached a tentative agreement in the city’s bankruptcy related to back payments owed to the pension fund, and a conclusion to Stockton’s 22-month bankruptcy is expected later this year. Bondholders’ ultimate recovery in these bankruptcies may determine viability of the appropriation security structure in the future. Puerto Rico, often used in state-specific funds on account of its state-tax exemption, came under pressure as the depth of the commonwealth’s financial mismanagement became increasingly clear. The Fund had no exposure to Puerto Rico debt.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage California Tax-Free Fund	7

Effective maturity distribution[7] as of June 30, 2014

Sector and security selection were a focus for us.

Main sector overweight allocations for the period were appropriation, local GOs, and special tax. Prior to the state’s credit rating upgrade, we added California Public Works Board bonds because it is rated slightly lower than the state GOs but offers an additional yield premium due to appropriation risk. State GOs and related appropriation debt were among the best performers in the period. In the local GO sector, we focused on school district GOs, which benefited from tightening credit spreads as assessed valuations and fund balances increased.

Redevelopment special tax debt issuance increased substantially and outperformed on account of limited overall California debt supply. In addition, we had good security selection within the special tax sector. Security selection in the lower-rated credit tiers was a positive contributor to performance. Early in the period, we added charter school and private university bonds at attractive credit spreads. As demand for high-yield debt increased over the period, we took the opportunity to sell at higher prices into the strong investor demand for credit.

Going forward, we expect to continue a defensive posture in the Fund.

With the economy continuing to improve and the Fed tapering well underway, we believe interest rates are biased higher. We are monitoring macroeconomic trends and municipal-specific events for tactical opportunities as we transition to higher rates. We expect economic growth to accelerate through the end of the calendar year, and while the Fed is unlikely to raise its target rate until sometime late in 2015, we believe its quantitative easing program will be completed by year-end.

Please see footnotes on page 5.

8	Wells Fargo Advantage California Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2014	Ending account value 6-30-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,075.02	$3.86	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class B
Actual	$1,000.00	$1,070.80	$7.70	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Class C
Actual	$1,000.00	$1,070.85	$7.70	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Administrator Class
Actual	$1,000.00	$1,075.02	$2.83	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76	0.55%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2014	Wells Fargo Advantage California Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 96.23%

California: 93.86%
ABC California Unified School District CAB Election of 1997 Series B (GO, National Insured) ¤	0.00%	8-1-2018	$1,500,000	$1,393,320
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2018	3,895,000	3,567,586
Alameda CA Corridor Transportation Authority Sub Lien Series A (Transportation Revenue, Ambac Insured) ±	5.25	10-1-2021	3,000,000	3,292,290
Alameda CA Joint Powers Authority Multiple Capital Projects Series A (Miscellaneous Revenue)	5.00	12-1-2034	1,005,000	1,115,681
Alameda CA Corridor Transportation Authority CAB Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2019	3,000,000	2,644,530
Alhambra CA Unified School District Election of 2008 Series B (GO, AGM Insured)	6.00	8-1-2029	4,100,000	4,859,689
Alisal CA Unified School District CAB Election of 2006 Series A (GO, AGM Insured) ¤	0.00	8-1-2017	1,105,000	1,052,225
Alvord CA Unified School District Election of 2012 Series A (GO, AGM Insured)	5.25	8-1-2037	1,620,000	1,804,275
Anaheim CA City School District Election of 2010 (GO, AGM Insured)	6.25	8-1-2033	1,290,000	1,536,300
Anaheim CA PFA CAB Sub Lien Public Improvements Project Series C (Miscellaneous Revenue, AGM Insured) ¤	0.00	9-1-2018	4,455,000	4,202,535
Anaheim CA PFA CAB Sub Lien Public Improvements Project Series C (Miscellaneous Revenue, AGM Insured) ¤	0.00	9-1-2025	10,000,000	6,498,200
Antelope Valley CA Health Care District Series A (Health Revenue, AGM Insured)	5.20	1-1-2017	1,380,000	1,385,009
Bay Area CA Toll Authority Toll Bridge Revenue San Francisco Bay Area Series A (Transportation Revenue) ±	1.31	4-1-2036	2,000,000	2,023,480
Bay Area CA Toll Authority Toll Bridge Revenue Series S-4 (Transportation Revenue)	5.00	4-1-2030	2,000,000	2,266,300
Bay Area CA Water Supply & Conservation Agency Series A (Water & Sewer Revenue)	5.00	10-1-2034	6,000,000	6,784,260
Belmont CA Community Facilities Special Tax District # 2000-1 Library Project Series A (Tax Revenue, Ambac Insured)	5.75	8-1-2030	3,190,000	3,942,138
Brea CA PFA Tax Allocation Series A (Housing Revenue)	7.00	9-1-2023	1,000,000	1,144,150
Cabrillo CA Unified School District CAB Series A (GO, Ambac Insured) ¤	0.00	8-1-2021	1,500,000	1,191,240
California (GO)	5.25	8-1-2038	1,925,000	2,113,650
California (GO)	5.25	11-1-2040	3,000,000	3,366,510
California AMT Department of Veterans Affairs Series BZ (GO, National Insured)	5.35	12-1-2021	5,000	5,009
California Association of Bay Area Governments Finance Authority for Nonprofit Corporations O’Connor Woods Project (Health Revenue)	5.00	1-1-2043	5,000,000	5,379,750
California Association of Bay Area Governments Finance Authority for Nonprofit Corporations Odd Fellows Home Project Series A (Health Revenue)	5.00	4-1-2042	1,100,000	1,178,815
California Association of Bay Area Governments Finance Authority for Nonprofit Corporations Sharp Healthcare Project Series B (Health Revenue)	6.38	8-1-2034	1,000,000	1,005,360
California Department of Transportation Certificate of Participation Series A (Miscellaneous Revenue, National Insured)	5.25	3-1-2016	1,425,000	1,430,985
California HFA AMT Home Mortgage Series E (Housing Revenue)	5.00	2-1-2042	1,100,000	1,143,615
California HFA AMT Home Mortgage Series G (Housing Revenue)	5.50	8-1-2042	2,490,000	2,574,013
California HFA AMT Home Mortgage Series H (Housing Revenue, FGIC Insured)	5.75	8-1-2030	780,000	815,584
California HFA AMT Home Mortgage Series J (Housing Revenue)	5.75	8-1-2047	235,000	241,909
California HFA AMT Home Mortgage Series K (Housing Revenue)	5.30	8-1-2023	2,760,000	2,835,652
California HFA AMT Home Mortgage Series M (Housing Revenue)	5.00	8-1-2037	755,000	773,271
California HFFA Catholic Healthcare West Series A (Health Revenue)	5.25	3-1-2023	3,000,000	3,506,970
California HFFA Catholic Healthcare West Series A (Health Revenue)	6.00	7-1-2029	4,000,000	4,605,760
California HFFA Prerefunded Bond Providence Health Services Series C (Health Revenue)	6.50	10-1-2038	100,000	122,934
California HFFA Sutter Health Series D (Health Revenue)	5.25	8-15-2031	3,100,000	3,506,131

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage California Tax-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Infrastructure & Economic Development Bank Independent Systems Operator Series A (Utilities Revenue)	6.25%	2-1-2039	$3,000,000	$3,107,130
California Infrastructure & Economic Development King City Joint Union High School (Miscellaneous Revenue)	5.75	8-15-2029	2,150,000	2,446,700
California Municipal Finance Authority Charter School Revenue Albert Einstein Academies Project Series A (Miscellaneous Revenue)	6.75	8-1-2033	1,525,000	1,672,940
California Municipal Finance Authority Charter School Revenue Albert Einstein Academies Project Series A (Miscellaneous Revenue)	7.13	8-1-2043	1,000,000	1,115,300
California Municipal Finance Authority Community Hospitals Central California (Health Revenue)	5.00	2-1-2020	1,000,000	1,060,070
California Municipal Finance Authority Emerson College (Education Revenue)	5.00	1-1-2028	4,000,000	4,357,120
California PFOTER Series DCL-009 (GO, Dexia Credit Local LOC, AGM Insured) 144Aø	0.33	8-1-2027	10,930,000	10,930,000
California PFOTER Series DCL-010 (GO, Dexia Credit Local LOC, AGM Insured) 144Aø	0.31	8-1-2027	19,950,000	19,950,000
California PFOTER Series DCL-011 (GO, Dexia Credit Local LOC, AGM Insured) 144Aø	0.33	8-1-2027	9,685,000	9,685,000
California Public Works Board California State University Projects Series B-1 (Miscellaneous Revenue)	5.70	3-1-2035	2,210,000	2,522,826
California Public Works Board Judicial Council Projects Series A (Miscellaneous Revenue)	5.00	3-1-2038	7,000,000	7,658,420
California Public Works Board Judicial Council Projects Series D (Miscellaneous Revenue)	5.25	12-1-2025	4,000,000	4,660,080
California Public Works Board Regents University of California Series G (Miscellaneous Revenue)	5.00	12-1-2030	9,850,000	12,141,307
California Public Works Board University of California Research Project Series L (Education Revenue, National Insured)	5.25	11-1-2028	4,225,000	4,507,948
California Public Works Board Various Capital Projects Series A (Miscellaneous Revenue)	5.00	4-1-2037	4,925,000	5,352,835
California Public Works Board Various Capital Projects Series G (Miscellaneous Revenue)	5.00	11-1-2037	23,000,000	25,126,810
California Public Works Board Various Capital Projects Series I (Miscellaneous Revenue)	5.50	11-1-2033	2,000,000	2,370,400
California Public Works Board Department of General Services Butterfield Series A (Miscellaneous Revenue)	5.25	6-1-2024	2,400,000	2,505,192
California Public Works Board Department of General Services East End Series A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2027	5,500,000	5,517,710
California Refunding Bond (GO)	5.00	8-1-2025	5,000,000	5,514,650
California Refunding Bond Series B (GO) ±	1.21	5-1-2020	3,000,000	3,057,630
California Special District Association Finance Corporation Program Series MM (Miscellaneous Revenue)	5.50	6-1-2021	820,000	821,648
California Statewide CDA Catholic Healthcare West Series A (Health Revenue)	5.50	7-1-2030	2,980,000	3,266,050
California Statewide CDA Certificate of Participation Internext Group (Health Revenue)	5.38	4-1-2017	790,000	792,489
California Statewide CDA MFHR ROC RR-II-R-13105CE (Housing Revenue, Citibank NA LIQ) 144Aø	0.56	12-14-2016	3,000,000	3,000,000
California Statewide CDA Pioneer Park Project Series T (Housing Revenue, GNMA/FHA Insured)	6.10	12-20-2035	2,010,000	2,012,593
California Statewide CDA Poway RFH Housing Series A (Housing Revenue)	5.25	11-15-2035	1,500,000	1,665,135
California Statewide CDA Redwoods Projects (Health Revenue)	5.13	11-15-2035	1,500,000	1,643,070
California Statewide CDA School Facility Alliance for College-Ready Public Schools (Education Revenue)	6.75	7-1-2031	1,625,000	1,802,921
California Statewide CDA School Facility Aspire Public Schools (Education Revenue)	5.00	7-1-2020	1,830,000	1,903,200
California Statewide CDA School Facility Aspire Public Schools (Education Revenue)	5.20	7-1-2020	520,000	543,951
California Statewide CDA St. Joseph Health System (Health Revenue, AGM Insured)	5.25	7-1-2021	1,775,000	2,033,369

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage California Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Statewide CDA Water & Wastewater Pooled Financing Program Series B (Water & Sewer Revenue, AGM Insured)	5.25%	10-1-2027	$1,040,000	$1,044,191
California Various Purposes (GO)	5.00	10-1-2029	7,000,000	7,967,050
California Various Purposes (GO)	5.25	4-1-2035	12,640,000	14,406,061
California Various Purposes (GO)	6.00	4-1-2035	2,140,000	2,536,863
California Various Purposes (GO)	5.00	9-1-2029	1,475,000	1,680,291
California Various Purposes (GO)	5.00	9-1-2032	5,100,000	5,789,571
California Various Purposes (GO)	5.00	6-1-2037	4,215,000	4,490,197
California Various Purposes (GO)	5.00	2-1-2038	5,000,000	5,532,400
California Various Purposes (GO)	5.13	4-1-2033	6,835,000	7,577,144
California Various Purposes (GO)	5.25	9-1-2028	5,000,000	5,844,650
California Various Purposes (GO)	5.25	10-1-2029	800,000	924,256
California Various Purposes (GO)	5.25	3-1-2038	2,300,000	2,507,713
California Various Purposes (GO)	5.60	3-1-2036	8,715,000	10,059,725
California Various Purposes (GO)	5.75	4-1-2029	1,600,000	1,898,640
California Various Purposes (GO)	5.75	4-1-2031	3,380,000	3,973,629
California Various Purposes (GO)	6.00	4-1-2038	23,465,000	27,641,066
Center CA Unified School District CAB Series C (GO, National Insured) ¤	0.00	9-1-2021	5,000,000	4,055,950
Centinela Valley CA Union High School District Election of 2008 Series B (GO)	6.00	8-1-2036	2,500,000	3,019,550
Centinela Valley CA Union High School District Election of 2008 Series C (GO)	5.00	8-1-2035	2,000,000	2,222,480
Central Valley CA School District Financing Authority Series A (Miscellaneous Revenue, National Insured)	6.45	2-1-2018	1,695,000	1,835,058
Cerritos CA Community College CAB Election of 2004 (GO) ¤	0.00	8-1-2029	1,750,000	918,365
Cerritos CA Community College CAB Election of 2004 (GO) ¤	0.00	8-1-2033	1,500,000	630,855
Chico CA PFA Redevelopment Project Area (Tax Revenue, National Insured)	5.13	4-1-2021	3,000,000	3,007,230
College of the Sequoias Tulare Area Improvement District # 3 California CAB Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2024	1,000,000	681,490
Compton CA Community College CAB Election of 2002 Series C (GO) ¤	0.00	8-1-2035	3,445,000	1,138,607
Compton CA Community RDA Project 2nd Lien Series A (Tax Revenue)	5.00	8-1-2020	1,140,000	1,222,205
Compton CA Solid Waste Management Facilities (Resource Recovery Revenue)	4.80	8-1-2020	180,000	192,010
Contra Costa County CA Community College District Election of 2006 (GO)	5.00	8-1-2038	3,250,000	3,639,968
Contra Costa County CA Home GNMA Mortgage-Backed Securities Program (Housing Revenue, GNMA Insured)	7.75	5-1-2022	200,000	249,516
Delano CA Union High School Election of 2010 Series B (GO, AGM Insured)	5.75	8-1-2035	4,510,000	5,211,395
Dinuba CA Redevelopment Agency Merged City Redevelopment Project (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2033	1,500,000	1,625,550
Duarte CA RDA CAB Sub-Merged Redevelopment Project (Tax Revenue) ¤	0.00	12-1-2016	1,485,000	1,359,399
El Dorado CA Irrigation District Revenue Refunding Bond Series A (Water & Sewer Revenue, AGM Insured)	5.25	3-1-2039	2,000,000	2,274,360
Emeryville CA PFA Assessment Distribution Refinancing (Miscellaneous Revenue)	5.75	9-2-2014	500,000	501,745
Emeryville CA PFA Assessment Distribution Refinancing (Miscellaneous Revenue)	5.90	9-2-2021	1,750,000	1,753,185
Escondido CA Union High School CAB Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2027	8,385,000	5,134,471
Fontana CA RDA Jurupa Hills Redevelopment Project Series A (Tax Revenue)	5.50	10-1-2017	2,455,000	2,481,710
Fontana CA RDA Jurupa Hills Redevelopment Project Series A (Tax Revenue)	5.60	10-1-2027	4,785,000	4,807,202
Foothill/Eastern Corridor CA Transportation Agency Sub Series B-3 (Transportation Revenue) ±	5.50	1-15-2053	8,000,000	9,209,680
Garden Grove CA Unified School District Election of 2010 Series C (GO)	5.25	8-1-2037	2,000,000	2,280,360
Gilroy CA Unified School District Election of 2008 Series A (GO, AGM Insured)	6.00	8-1-2027	1,000,000	1,198,850
Golden West CA Schools Financing Authority CAB Series A (Miscellaneous Revenue, National Insured) ¤	0.00	8-1-2015	2,000,000	1,975,840
Inland Valley CA Development Agency Series A (Tax Revenue)	5.25	9-1-2037	5,000,000	5,543,400

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage California Tax-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Inland Valley CA Development Agency Series C (Tax Revenue) ±	4.50%	3-1-2041	$3,750,000	$4,013,175
Jefferson CA Union High School CAB Election of 2006 Series D (GO) ¤	0.00	8-1-2034	9,905,000	2,527,459
Jefferson CA Union High School CAB Election of 2006 Series D (GO) ¤	0.00	8-1-2036	11,130,000	2,397,625
Jefferson CA Union High School CAB Election of 2006 Series D (GO) ¤	0.00	8-1-2033	8,865,000	2,461,545
Kaweah CA Delta Health Care District Election of 2003 (GO, National Insured)	5.25	8-1-2028	5,370,000	5,393,682
Lafayette CA Redevelopment Agency Refunding Bond Lafayette Redevelopment Project (Tax Revenue, AGM Insured)	5.00	8-1-2033	1,500,000	1,668,210
Lafayette CA Redevelopment Agency Refunding Bond Lafayette Redevelopment Project (Tax Revenue, AGM Insured)	5.00	8-1-2038	1,635,000	1,803,830
Lancaster CA RDA Tax Allocation Combined Redevelopment Project Areas (Tax Revenue)	6.50	8-1-2029	2,000,000	2,325,800
Lodi CA Unified School District School Facility Election of 2006 (GO, AGM Insured)	5.00	8-1-2030	2,000,000	2,163,700
Long Beach CA Bond Financing Authority (Miscellaneous Revenue, Ambac Insured)	6.00	11-1-2017	930,000	978,248
Long Beach CA Bond Financing Authority Redevelopment Housing & Gas Utilities Financing Series A-1 (Industrial Development Revenue, Ambac Insured)	5.00	8-1-2030	5,000,000	5,076,400
Long Beach CA Unified School District CAB Election of 2008 Series B (GO) ¤	0.00	8-1-2035	2,000,000	765,520
Long Beach CA Unified School District Election of 2008 Series A (GO)	5.50	8-1-2026	2,530,000	2,972,016
Los Angeles CA Certificate of Participation Sonneblick del Rio Project (Miscellaneous Revenue, Ambac Insured)	6.00	11-1-2019	2,000,000	2,009,600
Los Angeles CA Community RDA Bunker Hill Project Series A (Tax Revenue, AGM Insured)	5.00	12-1-2027	2,000,000	2,036,800
Los Angeles CA Community Redevelopment Vermont Manchester Social Services Project (Miscellaneous Revenue, Ambac Insured)	5.00	9-1-2025	2,310,000	2,422,682
Los Angeles CA Department of Airports Ontario International Series A (Airport Revenue, National Insured)	5.00	5-15-2024	1,565,000	1,667,727
Los Angeles CA Department of Airports Ontario International Series A (Airport Revenue, National Insured)	5.00	5-15-2025	3,425,000	3,649,817
Los Angeles CA Harbor Department (Airport Revenue)	7.60	10-1-2018	65,000	75,009
Lynwood CA Unified School District Election of 2012 Series A (GO, AGM Insured)	5.00	8-1-2033	5,000	5,473
M-S-R California Energy Authority Gas Series B (Utilities Revenue)	7.00	11-1-2034	4,000,000	5,414,200
M-S-R California Energy Authority Gas Series C (Utilities Revenue)	6.13	11-1-2029	1,060,000	1,297,058
Merced CA Community College School Facilities Improvement Project District #1 (GO, National Insured)	5.00	8-1-2031	1,635,000	1,743,155
Merced CA Union High School District CAB Election of 2008 Series C (GO) ¤	0.00	8-1-2032	3,380,000	1,477,026
Merced CA Union High School District CAB Series A (GO, National Insured) ¤	0.00	8-1-2018	2,135,000	1,988,795
Montebello CA Unified School District Election of 2004 (GO, National Insured)	5.00	8-1-2030	3,175,000	3,341,973
Morongo Band of Mission Indians California Enterprise Casino Series B (Miscellaneous Revenue) 144A	6.50	3-1-2028	2,000,000	2,179,260
Mount San Antonio CA Community College District CAB Election of 2008 Series A (GO) ¤	0.00	8-1-2024	1,610,000	1,147,222
Natomas CA Unified School District Series 1999 (GO, National Insured)	5.95	9-1-2021	1,000,000	1,139,460
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.88	7-1-2027	10,000,000	8,957,200
Northern California Power Agency Public Power Prerefunded Bond (Utilities Revenue, Ambac Insured)	7.50	7-1-2023	50,000	65,389
Norwalk-La Mirada CA Unified School District CAB Election of 2002 Series D (GO, AGM Insured) ¤	0.00	8-1-2023	1,500,000	1,096,365
Oakland CA Unified School District Election of 2012 (GO)	5.50	8-1-2023	500,000	577,665
Oakland CA Unified School District Election of 2012 (GO)	6.63	8-1-2038	7,750,000	9,225,833
Ontario CA RDFA Ontario Redevelopment Project #1 (Tax Revenue, National Insured)	6.00	8-1-2015	490,000	498,394
Pajaro Valley CA Unified School District Election of 2012 Series A (GO)	5.00	8-1-2038	1,700,000	1,850,008
Palm Springs CA Palm Springs International Airport (Airport Revenue)	6.00	7-1-2018	235,000	241,068

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage California Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Palm Springs CA Palm Springs International Airport (Airport Revenue)	6.40%	7-1-2023	$500,000	$512,850
Palo Verde CA Unified School District FlexFund Program (Education Revenue)	4.80	9-1-2027	1,573,098	1,686,046
Paramount CA Unified School District CAB Election of 2006 (GO) ¤	0.00	8-1-2033	2,500,000	975,875
Pasadena CA Old Pasadena Parking Facilities Project (Miscellaneous Revenue)	6.25	1-1-2018	725,000	796,492
Perris CA PFA Series A (Tax Revenue, National Insured)	5.25	10-1-2020	1,030,000	1,038,652
Perris CA PFA Series A (Tax Revenue)	5.75	10-1-2031	2,045,000	2,092,833
Pico Rivera CA Water Authority Series A (Water & Sewer Revenue, National Insured)	5.50	5-1-2019	2,000,000	2,200,400
Pico Rivera CA Water Authority Series A (Water & Sewer Revenue)	6.25	12-1-2032	5,290,000	5,296,189
Pioneer CA Union Elementary School District Certificate of Participation (Miscellaneous Revenue, National Insured)	5.00	8-1-2029	1,635,000	1,769,953
Pomona CA Unified School District Series A (GO, National Insured)	6.55	8-1-2029	2,480,000	3,157,238
Port of Redwood City CA (Airport Revenue)	5.13	6-1-2030	3,600,000	3,607,488
Poway CA Unified School District CAB Election of 2008 Improvement District 07-1-A (GO) ¤	0.00	8-1-2024	1,800,000	1,276,272
Rancho Cucamonga CA Redevelopment Agency Rancho Redevelopment Project Area (Tax Revenue, AGM Insured) %%	5.00	9-1-2032	1,870,000	2,092,904
Redwood City CA RDA CAB Redevelopment Project Area 2-A (Tax Revenue, Ambac Insured) ¤	0.00	7-15-2030	3,505,000	1,567,436
Rialto CA RDA Merged Project Area Series A (Tax Revenue)	5.00	9-1-2021	1,000,000	1,007,110
Rialto CA Unified School District CAB Election of 2010 Series A (GO, AGM Insured) ¤	0.00	8-1-2026	3,320,000	2,086,354
Richmond CA Joint Powers Financing Authority Civic Center Project Series A (Miscellaneous Revenue, AGM Insured)	5.88	8-1-2037	5,000,000	5,684,250
Richmond CA Joint Powers Financing Authority Point Potrero Series A (Miscellaneous Revenue)	6.25	7-1-2024	7,500,000	8,901,525
Riverside County CA Asset Leasing Corporation Riverside County Hospital Project (Miscellaneous Revenue, National Insured) ¤	0.00	6-1-2026	10,000,000	6,122,300
Riverside County CA Palm Desert Financing Authority Series A (Miscellaneous Revenue)	6.00	5-1-2022	4,105,000	4,671,942
Roseville CA Natural Gas Financing Authority (Utilities Revenue)	5.00	2-15-2025	1,930,000	2,170,362
Sacramento CA Unified School District Election of 2012 Series A (GO, Build America Mutual Assurance Company Insured)	5.25	8-1-2033	1,000,000	1,118,650
Sacramento County CA Airport System AMT Senior Series B (Airport Revenue, AGM Insured)	5.75	7-1-2024	2,000,000	2,257,480
Sacramento County CA Certificate of Participation Animal Care & Youth Detention Program (Miscellaneous Revenue, Ambac Insured)	5.00	10-1-2025	1,085,000	1,201,811
Sacramento County CA City Financing Authority Series A (Miscellaneous Revenue, Ambac Insured)	5.40	11-1-2020	2,500,000	2,821,525
Sacramento County CA City School Joint Refunding Bond Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2040	2,165,000	2,313,779
San Bernardino County CA Certificate of Participation Arrowhead Project Series A (Miscellaneous Revenue)	5.50	8-1-2020	6,000,000	6,979,080
San Bernardino County CA Certificate of Participation Medical Center Financing Project (Miscellaneous Revenue, National Insured)	5.00	8-1-2028	5,815,000	5,819,129
San Buenaventura CA Public Facilities Financing Authority Water Revenue Series B (Water & Sewer Revenue)	5.00	7-1-2042	4,000,000	4,395,120
San Diego CA Community College Election of 2002 (GO)	5.00	8-1-2031	4,000,000	4,642,360
San Diego CA PFFA Ballpark Series A (Miscellaneous Revenue, Ambac Insured)	5.25	2-15-2032	3,825,000	4,147,945
San Diego CA PFFA Refunding Balance Ballpark Project Series A (Miscellaneous Revenue, Ambac Insured)	5.25	2-15-2026	4,950,000	5,434,061
San Diego CA RDA CAB Tax Allocation Centre (Tax Revenue, AGM Insured) ¤	0.00	9-1-2023	885,000	648,484
San Diego CA RDA Centre City Sub Parking Series B (Transportation Revenue)	5.30	9-1-2020	1,060,000	1,061,897
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	5.00	9-1-2025	575,000	630,028

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage California Tax-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
San Francisco CA City & County Certificate of Participation Multiple Capital Improvement Projects Series A (Miscellaneous Revenue)	5.20%	4-1-2026	$3,000,000	$3,397,110
San Francisco CA City & County Redevelopment Agency Mission Bay North Redevelopment Project Series C (Tax Revenue)	4.50	8-1-2016	250,000	269,168
San Francisco CA City & County Redevelopment Agency Mission Bay North Redevelopment Project Series C (Tax Revenue)	4.00	8-1-2014	385,000	386,174
San Francisco CA City & County Redevelopment Agency Mission Bay South Redevelopment Project Series A (Tax Revenue)	5.00	8-1-2043	2,500,000	2,688,525
San Gorgonio CA Memorial Healthcare (GO)	5.00	8-1-2032	1,750,000	1,877,488
San Gorgonio CA Memorial Healthcare (GO)	5.50	8-1-2028	2,525,000	2,884,055
San Gorgonio CA Memorial Healthcare Election of 2006 Series B (GO)	5.63	8-1-2038	5,000,000	5,385,500
San Gorgonio CA Memorial Healthcare Election of 2006 Series C (GO)	7.10	8-1-2033	3,000,000	3,593,430
San Joaquin Hills County CA Transportation Corridor Agency CAB Series A (Transportation Revenue, National Insured) ¤	0.00	1-15-2015	2,000,000	1,988,260
San Jose CA Airport Series B PUTTER (Airport Revenue, Ambac/AGM Insured, JPMorgan Chase & Company LIQ) 144Aø	0.18	9-1-2030	8,900,000	8,900,000
San Jose CA Libraries & Parks Project (GO)	5.13	9-1-2031	2,040,000	2,047,915
San Jose CA RDA Tax Allocation Refunding Bond Merged Area Redevelopment Project Series C (Tax Revenue, National Insured)	5.00	8-1-2025	1,845,000	1,927,767
San Jose CA RDA Tax Allocation Refunding Bond Merged Area Redevelopment Project Series C (Tax Revenue, National Insured)	5.00	8-1-2026	950,000	990,233
San Jose CA Unified School District CAB (Miscellaneous Revenue, AGM Insured) ¤	0.00	1-1-2021	1,205,000	1,069,004
San Jose CA Unified School District CAB (Miscellaneous Revenue, AGM Insured) ¤	0.00	1-1-2026	3,175,000	2,295,430
San Rafael City CA High School District CAB Election of 2002 Series B (GO, National Insured) ¤	0.00	8-1-2023	1,260,000	945,970
Sanger CA Unified School District Refunding Bond (GO, National Insured)	5.60	8-1-2023	2,000,000	2,304,700
Santa Ana CA Community Redevelopment Merged Project Area Series A (Tax Revenue)	6.00	9-1-2022	2,000,000	2,389,480
Santa Ana CA Unified School District CAB Election of 2008 Series B (GO, AGM Insured) ¤	0.00	8-1-2038	15,000,000	4,776,450
Santa Cruz County CA Live Oak School District Certificate of Participation (Miscellaneous Revenue, AGM Insured)	5.50	8-1-2029	1,000,000	1,098,270
Santa Cruz County CA RDA Live Oak Soquel Community Improvement Project (Tax Revenue)	6.63	9-1-2029	2,100,000	2,446,605
Santa Rosa CA High School District (GO)	5.00	8-1-2024	1,005,000	1,185,739
Simi Valley CA Unified School District Capital Improvement Projects (Miscellaneous Revenue, Ambac Insured)	5.25	8-1-2022	1,970,000	2,124,290
Sonoma CA Community RDA The Springs Redevelopment Project (Tax Revenue, AGM Insured)	6.50	8-1-2028	3,000,000	3,015,090
Sonoma Valley CA Unified School District CAB Election of 2010 Series A (GO) ¤	0.00	8-1-2027	1,020,000	591,508
South Gate CA PFA South Gate Redevelopment Project #1 (Tax Revenue, Syncora Guarantee Incorporated Insured)	5.25	9-1-2019	2,015,000	2,024,632
South Pasadena CA Unified School District Series A (GO, FGIC Insured)	5.55	11-1-2020	665,000	762,423
Southern California Public Power Authority Natural Gas Project #1 Series A (Utilities Revenue)	5.25	11-1-2025	1,000,000	1,144,400
Southwest Community California Finance Authority Riverside County (Miscellaneous Revenue)	6.38	5-1-2033	3,065,000	3,533,639
Stockton CA Unified School District Election of 2012 Series A (GO, AGM Insured)	5.00	8-1-2038	1,025,000	1,099,671
Torrance CA Certificate of Participation (Miscellaneous Revenue)	5.25	6-1-2039	5,385,000	6,020,376
Tracy CA Operating Partnership Joint Powers Authority Capital Improvement Projects (Miscellaneous Revenue, AGM Insured)	6.25	10-1-2033	1,000,000	1,167,290
Tulare CA PFFA Capital Facilities Project (Miscellaneous Revenue, AGM Insured)	5.25	4-1-2027	3,000,000	3,386,100

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage California Tax-Free Fund	15

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Turlock CA Irrigation District Revenue Refunding Bond Subordinated First Priority (Utilities Revenue)	5.50%	1-1-2041	$2,000,000	$2,241,040
Union City CA Community RDA (Tax Revenue, AGM Insured)	5.25	10-1-2033	8,000,000	8,826,960
Union City CA Community RDA Series A (Tax Revenue, Ambac Insured)	5.38	10-1-2034	3,785,000	3,884,318
University of California General Revenue Bonds Series AI (Education Revenue)	5.00	5-15-2038	2,000,000	2,236,800
University of California Regents Medical Center Series J (Health Revenue)	5.00	5-15-2033	2,265,000	2,498,544
University of California Regents Medical Center Series J (Health Revenue)	5.25	5-15-2038	10,000,000	11,227,400
Vacaville CA Unified School District (Miscellaneous Revenue, AGM Insured)	6.50	12-1-2034	1,260,000	1,490,542
Vallejo CA Unified School District Refunding Bond Series A (GO, National Insured)	5.90	2-1-2017	1,000,000	1,117,490
Vallejo CA Water Revenue Refunding Bond (Water & Sewer Revenue)	5.25	5-1-2031	1,000,000	1,107,920
Ventura County CA PFA Series A (Miscellaneous Revenue)	5.00	11-1-2038	4,250,000	4,704,028
Vista CA Community Development Commission Vista Redevelopment Project Area (Tax Revenue)	5.88	9-1-2037	2,500,000	2,503,350
Walnut Valley CA Unified School District Series C (GO, FGIC Insured)	5.75	8-1-2015	780,000	786,458
Washington Township CA Healthcare District Election of 2004 Series B (GO)	5.50	8-1-2038	1,500,000	1,760,010
West Contra Costa CA Unified School District (GO, AGM Insured)	5.25	8-1-2024	1,350,000	1,617,476
West Contra Costa CA Unified School District CAB Election of 2005 Series C-1 (GO, AGM Insured) ¤	0.00	8-1-2021	6,000,000	4,959,840
West Contra Costa CA Unified School District Election of 2005 Series B (GO)	6.00	8-1-2027	1,080,000	1,404,594
Wiseburn CA School District CAB (GO, AGM Insured) ¤	0.00	8-1-2027	1,525,000	890,524
Yorba Linda CA RDA CAB Series A (Tax Revenue, National Insured) ¤	0.00	9-1-2019	2,010,000	1,689,908

				737,601,601

Colorado: 0.10%
Denver CO City & County Airport Series G2 (Airport Revenue, AGM Insured, Morgan Stanley Bank SPA) ø	0.26	11-15-2025	800,000	800,000

Guam: 0.34%
Guam Government Business Privilege Tax Series A (Tax Revenue)	5.00	1-1-2031	1,000,000	1,050,370
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.25	7-1-2033	1,500,000	1,595,085

				2,645,455

Iowa: 0.26%
Iowa Finance Authority Midwestern Disaster Area Iowa Fertilizer Company Project (Industrial Development Revenue)	5.50	12-1-2022	2,000,000	2,084,960

New York: 0.84%
New York NY Transitional Finance Authority Sub Series 2A (Tax Revenue, Dexia Credit Local LIQ) ø	0.22	11-1-2022	6,630,000	6,630,000

Virgin Islands: 0.83%
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series A (Tax Revenue)	5.00	10-1-2029	4,000,000	4,294,600
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series A (Miscellaneous Revenue)	6.75	10-1-2037	2,000,000	2,218,115

				6,512,715

Total Municipal Obligations (Cost $689,464,507)				756,274,731

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage California Tax-Free Fund	Portfolio of investments—June 30, 2014

Security name	Yield	Shares	Value

Short-Term Investments: 2.89%

Investment Companies: 2.89%
Wells Fargo Advantage California Municipal Money Market Fund, Institutional Class (l)(u)##	0.01%	22,686,947	$22,686,947

Total Short-Term Investments (Cost $22,686,947)			22,686,947

Total investments in securities
(Cost $712,151,454) *	99.12%	778,961,678
Other assets and liabilities, net	0.88	6,911,626

Total net assets	100.00%	$785,873,304

¤	The security is issued in zero coupon form with no periodic interest payments.

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

*	Cost for federal income tax purposes is $712,246,013 and unrealized gains (losses) consists of:

Gross unrealized gains	$66,829,166
Gross unrealized losses	(113,501)

Net unrealized gains	$66,715,665

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2014	Wells Fargo Advantage California Tax-Free Fund	17

Assets
Investments
In unaffiliated securities, at value (see cost below)	$756,274,731
In affiliated securities, at value (see cost below)	22,686,947

Total investments, at value (see cost below)	778,961,678
Receivable for investments sold	375,000
Receivable for Fund shares sold	1,344,117
Receivable for interest	8,950,181
Prepaid expenses and other assets	34,896

Total assets	789,665,872

Liabilities
Dividends payable	486,363
Payable for investments purchased	2,097,048
Payable for Fund shares redeemed	697,361
Advisory fee payable	138,846
Distribution fees payable	28,221
Administration fees payable	120,466
Accrued expenses and other liabilities	224,263

Total liabilities	3,792,568

Total net assets	$785,873,304

NET ASSETS CONSIST OF
Paid-in capital	$731,728,340
Undistributed net investment income	66,892
Accumulated net realized losses on investments	(12,732,152)
Net unrealized gains on investments	66,810,224

Total net assets	$785,873,304

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$466,410,909
Shares outstanding – Class A1	39,758,808
Net asset value per share – Class A	$11.73
Maximum offering price per share – Class A2	$12.28
Net assets – Class B	$501,828
Shares outstanding – Class B1	41,923
Net asset value per share – Class B	$11.97
Net assets – Class C	$45,934,457
Shares outstanding – Class C1	3,839,659
Net asset value per share – Class C	$11.96
Net assets – Administrator Class	$273,026,110
Shares outstanding – Administrator Class[1]	23,227,042
Net asset value per share – Administrator Class	$11.75

Investments in unaffiliated securities, at cost	$689,464,507

Investments in affiliated securities, at cost	$22,686,947

Total investments, at cost	$712,151,454

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage California Tax-Free Fund	Statement of operations—year ended June 30, 2014

Investment income
Interest	$32,884,515
Income from affiliated securities	1,212

Total investment income	32,885,727

Expenses
Advisory fee	2,521,576
Administration fees
Fund level	368,704
Class A	753,409
Class B	1,136
Class C	68,469
Administrator Class	223,024
Shareholder servicing fees
Class A	1,177,202
Class B	1,775
Class C	106,983
Administrator Class	557,560
Distribution fees
Class B	5,324
Class C	320,949
Custody and accounting fees	40,829
Professional fees	54,378
Registration fees	21,849
Shareholder report expenses	32,478
Trustees’ fees and expenses	11,903
Other fees and expenses	21,535

Total expenses	6,289,083
Less: Fee waivers and/or expense reimbursements	(878,298)

Net expenses	5,410,785

Net investment income	27,474,942

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(7,969,948)
Net change in unrealized gains (losses) on investments	40,840,249

Net realized and unrealized gains (losses) on investments	32,870,301

Net increase in net assets resulting from operations	$60,345,243

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage California Tax-Free Fund	19

	Year ended June 30, 2014		Year ended June 30, 2013

Operations
Net investment income		$27,474,942		$27,421,922
Net realized gains (losses) on investments		(7,969,948)		6,630,444
Net change in unrealized gains (losses) on investments		40,840,249		(20,025,333)

Net increase in net assets resulting from operations		60,345,243		14,027,033

Distributions to shareholders from
Net investment income
Class A		(17,478,188)		(18,062,342)
Class B		(21,063)		(34,982)
Class C		(1,264,985)		(1,284,241)
Administrator Class		(8,710,527)		(8,040,875)

Total distributions to shareholders		(27,474,763)		(27,422,440)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,229,217	47,692,279	6,145,741	71,443,672
Class C	613,042	7,120,326	860,788	10,241,770
Administrator Class	13,533,288	153,783,924	12,307,649	143,416,790

		208,596,529		225,102,232

Reinvestment of distributions
Class A	1,400,779	15,843,627	1,389,962	16,153,720
Class B	1,755	20,186	2,819	33,438
Class C	100,196	1,156,478	98,977	1,173,077
Administrator Class	392,568	4,459,734	359,266	4,183,398

		21,480,025		21,543,633

Payment for shares redeemed
Class A	(11,091,534)	(124,365,269)	(7,440,460)	(86,490,207)
Class B	(44,341)	(509,337)	(57,832)	(685,948)
Class C	(902,960)	(10,308,439)	(805,420)	(9,525,749)
Administrator Class	(11,305,315)	(127,059,923)	(7,835,382)	(90,544,630)

		(262,242,968)		(187,246,534)

Net increase (decrease) in net assets resulting from capital share transactions		(32,166,414)		59,399,331

Total increase in net assets		704,066		46,003,924

Net assets
Beginning of period		785,169,238		739,165,314

End of period		$785,873,304		$785,169,238

Undistributed net investment income		$66,892		$66,713

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage California Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.21	$11.37	$10.53	$10.69	$10.14
Net investment income	0.42	0.40	0.45	0.46	0.46 [1]
Net realized and unrealized gains (losses) on investments	0.52	(0.16)	0.84	(0.16)	0.55

Total from investment operations	0.94	0.24	1.29	0.30	1.01
Distributions to shareholders from
Net investment income	(0.42)	(0.40)	(0.45)	(0.46)	(0.46)
Net asset value, end of period	$11.73	$11.21	$11.37	$10.53	$10.69
Total return[2]	8.58%	2.06%	12.46%	2.89%	10.10%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.83%	0.82%	0.86%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.80%
Net investment income	3.71%	3.46%	4.08%	4.36%	4.35%
Supplemental data
Portfolio turnover rate	41%	23%	41%	23%	31%
Net assets, end of period (000s omitted)	$466,411	$506,770	$512,957	$483,091	$372,415

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage California Tax-Free Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
CLASS B	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.44	$11.60	$10.74	$10.91	$10.35
Net investment income	0.34 [1]	0.32 [1]	0.38 [1]	0.39 [1]	0.39 [1]
Net realized and unrealized gains (losses) on investments	0.53	(0.16)	0.86	(0.17)	0.56

Total from investment operations	0.87	0.16	1.24	0.22	0.95
Distributions to shareholders from
Net investment income	(0.34)	(0.32)	(0.38)	(0.39)	(0.39)
Net asset value, end of period	$11.97	$11.44	$11.60	$10.74	$10.91
Total return[2]	7.76%	1.33%	11.66%	2.06%	9.26%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.58%	1.58%	1.56%	1.62%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.55%
Net investment income	2.97%	2.72%	3.37%	3.57%	3.63%
Supplemental data
Portfolio turnover rate	41%	23%	41%	23%	31%
Net assets, end of period (000s omitted)	$502	$966	$1,618	$2,566	$4,286

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage California Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.43	$11.59	$10.74	$10.90	$10.35
Net investment income	0.34	0.32	0.38	0.39	0.39 [1]
Net realized and unrealized gains (losses) on investments	0.53	(0.16)	0.85	(0.16)	0.55

Total from investment operations	0.87	0.16	1.23	0.23	0.94
Distributions to shareholders from
Net investment income	(0.34)	(0.32)	(0.38)	(0.39)	(0.39)
Net asset value, end of period	$11.96	$11.43	$11.59	$10.74	$10.90
Total return[2]	7.77%	1.33%	11.56%	2.16%	9.16%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.58%	1.58%	1.57%	1.62%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.55%
Net investment income	2.96%	2.70%	3.31%	3.61%	3.58%
Supplemental data
Portfolio turnover rate	41%	23%	41%	23%	31%
Net assets, end of period (000s omitted)	$45,934	$46,050	$44,920	$33,772	$34,848

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage California Tax-Free Fund	23

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.23	$11.39	$10.55	$10.71	$10.16
Net investment income	0.44	0.43	0.48	0.48	0.48
Net realized and unrealized gains (losses) on investments	0.52	(0.16)	0.84	(0.16)	0.56

Total from investment operations	0.96	0.27	1.32	0.32	1.04
Distributions to shareholders from
Net investment income	(0.44)	(0.43)	(0.48)	(0.48)	(0.49)
Net asset value, end of period	$11.75	$11.23	$11.39	$10.55	$10.71
Total return	8.79%	2.27%	12.67%	3.10%	10.35%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.77%	0.76%	0.75%	0.78%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	3.91%	3.65%	4.26%	4.54%	4.53%
Supplemental data
Portfolio turnover rate	41%	23%	41%	23%	31%
Net assets, end of period (000s omitted)	$273,026	$231,383	$179,670	$118,170	$172,814

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage California Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage California Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements	Wells Fargo Advantage California Tax-Free Fund	25

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration date:

	No expiration
2018	Short-term	Long-term
$4,667,645	$7,857,297	$112,651

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo Advantage California Tax-Free Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$756,274,731	$0	$756,274,731

Short-term investments
Investment companies	22,686,947	0	0	22,686,947
Total assets	$22,686,947	$756,274,731	$0	$778,961,678

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2014, the advisory fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class A shares, 1.50% for Class B shares, 1.50% for Class C shares, and 0.55% for Administrator Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

Notes to financial statements	Wells Fargo Advantage California Tax-Free Fund	27

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares. For the year ended June 30, 2014, Funds Distributor received $22,564 from the sale of Class A shares and $951 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2014 were $288,957,194 and $358,131,513, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2014, the Fund paid $905 in commitment fees.

For the year ended June 30, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $27,474,763 and $27,422,440 of tax-exempt income for the years ended June 30, 2014 and June 30, 2013, respectively.

As of June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward
$554,996	$66,715,665	$(12,637,593)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S., therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Advantage California Tax-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage California Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage California Tax- Free Fund as of June 30, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2014

Other information (unaudited)	Wells Fargo Advantage California Tax-Free Fund	29

TAX INFORMATION

For federal and California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the fiscal year as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and under Section 17145 of the California Revenue and Taxation Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage California Tax-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage California Tax-Free Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage California Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “ May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage California Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage California Tax-Free Fund	33

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Barclays Municipal Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were equal to or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

34	Wells Fargo Advantage California Tax-Free Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage California Tax-Free Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

226287 08-14 A249/AR249 06-14

Wells Fargo Advantage Colorado Tax-Free Fund

Annual Report

June 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Colorado Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Colorado Tax-Free Fund for the 12-month period that ended June 30, 2014. The past year was marked by continued accommodative monetary policies and modest U.S. economic growth. Interest rates rose during the first half of the reporting period and then enjoyed a sustained rally in the second half. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, gained 6.14% for the 12 months that ended June 30, 2014.

Monetary policy remained accommodative, and economic growth appeared sustainable.

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero. Entering the reporting period, however, Fed officials had begun to discuss tapering its asset-purchase program, which purchased agency mortgage-backed securities and U.S. Treasuries to support the housing market and to keep interest rates low. By its mid-December 2013 meeting, the Fed conveyed confidence in the strength of the economy by announcing it would begin tapering in January 2014. If economic conditions continue to improve, the Fed is expected to end its asset purchases by year-end. The Fed’s leadership transition from Ben Bernanke to Janet Yellen was largely seamless.

Economic activity appeared to reaccelerate to a modest pace despite a severe weather-related shortfall in the first quarter 2014, and current forecasts generally expect continued moderate growth going forward. Accommodative monetary policies, improved labor markets, healthy corporate profits, and improved credit conditions all helped underpin modest U.S. economic growth and suggest that yields could be poised to move higher.

The municipal bond market faced challenges in 2013 but recovered in 2014.

As U.S. Treasury yields rose in the second half of 2013 on concerns about the impact of tapering, so did municipal yields. In addition, dollars flowed out of municipal funds at the end of 2013. Investors pulled nearly $50 billion out of municipal bond funds during that time. Many were likely spooked by the news coming out of Detroit and Puerto Rico. Others may have feared that the Fed would let rates rise significantly. Still others may have done some tax-loss selling.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit. In addition, low yields and attractive valuations enticed investors to reach for yield, further helping lower-rated credits and longer-term bonds to outperform. Credit spreads narrowed but remained above their long-term average across medium- and lower-quality credit tiers. The historically steep yield curve, which had made longer-term bond yields attractive to investors, flattened significantly as longer-term yields declined more than short-term yields. In this environment, municipal bond funds experienced positive inflows for much of the first half of 2014.

Developments in Detroit and Puerto Rico were due to weak financial and economic situations specific to locale rather than reflecting systemic problems across the municipal bond market. In fact, the vast majority of state and local

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	3

municipal issuers experienced improved fundamental situations. The city of Detroit continued to negotiate with its creditors as it seeks to exit bankruptcy, which has resulted in multiple changes to its plan of adjustment. Puerto Rico remained under severe economic and fiscal stress. In late June 2014, the commonwealth enacted a law that provides a path to restructuring its debt to three of its public corporations, including the Puerto Rico Electric Power Authority. While this legislation was designed to shore up general obligation debt, the ability of the public corporations to pay debt service was called into question, causing further credit downgrades by the rating agencies as well as a sharp sell-off in their debt.

While yields have been at historically low levels, there is a risk of rising rates and negative bond returns. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Colorado Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Colorado individual income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Adrian Van Poppel

Average annual total returns1 (%) as of June 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (NWCOX)	7-31-1995	2.43	4.70	3.80	7.26	5.67	4.27	0.91	0.85
Class B (NWCBX)*	8-2-1993	1.35	4.52	3.73	6.35	4.86	3.73	1.66	1.60
Class C (WCOTX)	3-31-2008	5.46	4.88	3.48	6.46	4.88	3.48	1.66	1.60
Administrator Class (NCOTX)	8-23-1993	–	–	–	7.53	5.93	4.53	0.85	0.60
Barclays Municipal Bond Index[4]	–	–	–	–	6.14	5.81	4.97	–	–
Barclays Colorado Municipal Bond Index[5]	–	–	–	–	7.80	6.48	5.29	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Colorado municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	5

Growth of $10,000 investment[6] as of June 30, 2014

1.	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through October 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

5.	The Barclays Colorado Municipal Bond Index is the Colorado component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays Colorado Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

7.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes on a scale SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bond on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

8.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Colorado Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed the Barclays Municipal Bond Index and underperformed its other benchmark, the Barclays Colorado Municipal Bond Index, for the 12-month period that ended June 30, 2014.

■	Main contributors to performance include the Fund’s overweight in outperforming lower-quality bonds, an overweight in the best-performing parts of the yield curve, and good security selection. The Fund’s lack of exposure to the best-performing sector—industrial development revenue—was a detractor.

■	As interest rates decreased, the Fund’s longer duration positioning was a contributor to performance.

■	The shape of the yield curve influenced our decision to focus on bond purchases in the steeper portion of the yield curve and maintain existing positions that were initially acquired at attractive yields.

The municipal market faced higher yields early in the period and then rallied.

The first six months of the fiscal year saw substantial volatility. The 10-year Treasury yield climbed from 2.48% at the beginning of the period and plateaued near 3% between September and December 2013. As planned, the U.S. Federal Reserve (Fed) began tapering in January 2014, yet the market rallied because the Fed’s policy had apparently already been priced into market yield levels. Treasury yields declined, bottoming at 2.44% on May 28, 2014. The Fed maintained its stated plan for reducing its bond purchases at each meeting. Economic growth was mixed but generally positive.

Municipal yields also ended the fiscal year lower across the curve. Municipal bond outflow in the latter half of 2013 turned to positive inflows in the first half of 2014. We believe investor demand combined with limited supply—both new issue and refunding volume—drove yields lower. Investors’ demand for yield also caused credit spreads to compress and long-term bonds to outperform.

Credit quality[7] as of June 30, 2014

Most Colorado issuers’ fundamentals improved over the period, with the state’s economy expanding faster than many other states because of growth in oil and gas mining and an increase in manufacturing. Due to strong growth in revenues, the state got closer to a mandated revenue cap, which is required under the state’s taxpayer bill of rights and allows for potential rebates of tax revenue that rise above an inflation and population-based formula. Therefore, the strong growth could be tempered in the future, without voter approval to raise the cap. Puerto Rico, often used in state-specific funds on account of its state tax exemption, came under pressure as the depth of the commonwealth’s financial problems became increasingly clear. The Fund had no exposure to Puerto Rico debt.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	7

Effective maturity distribution[8] as of June 30, 2014

Sector and security selection were a focus for us.

The Fund continued to be overweight in revenue bonds, which outperformed general obligation bonds for the period. Within the revenue sector, the Fund’s main overweight allocations were in education, leasing, and special tax. The special tax subsector was among the best-performing sectors for the period. We also found good opportunities in the electric and transportation sectors, with those being the top performers in the Fund. Security selection within lower-rated credit tiers contributed to performance. As demand for medium- and lower-quality bonds increased over the period, we took the opportunity to sell at higher prices into the strong investor demand for credit. We were net sellers over the period.

Going forward, we expect to continue a relatively defensive posture in the Fund.

With the economy continuing to improve and the Fed tapering well underway, we believe interest rates are biased higher. We are monitoring macroeconomic trends and municipal-specific events for tactical opportunities as we transition to higher rates. We expect economic growth to accelerate through the end of the calendar year, and while the Fed is unlikely to raise its target rate until sometime late in 2015, we believe its quantitative easing program will likely be completed by year-end.

Please see footnotes on page 5.

8	Wells Fargo Advantage Colorado Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2014	Ending account value 6-30-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,068.30	$4.36	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class B
Actual	$1,000.00	$1,064.28	$8.19	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Class C
Actual	$1,000.00	$1,064.32	$8.19	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Administrator Class
Actual	$1,000.00	$1,069.62	$3.08	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Colorado Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 99.14%

Arizona: 1.28%
Phoenix AZ IDA Rowan University Project (Education Revenue)	5.25%	6-1-2034	$1,000,000	$1,064,540

California: 2.99%
Inglewood CA Unified School District (Tax Revenue, AGM Insured)	5.25	10-15-2021	1,000,000	1,173,050
Norco CA Redevelopment Agency Project Area #1 (Tax Revenue)	6.00	3-1-2036	1,120,000	1,311,979

				2,485,029

Colorado: 88.69%
Adams & Arapahoe Counties CO Joint School District #28J Refunding Bonds Series 2012 (GO)	5.00	12-1-2023	1,185,000	1,418,575
Arapahoe & Douglas Counties CO Inverness Water & Sanitation District Series A (GO, Radian Insured)	4.60	12-1-2019	390,000	390,725
Arapahoe County CO Centennial 25 Metropolitan District (Tax Revenue)	6.38	12-1-2016	200,000	200,702
Arapahoe County CO Water & Wastewater Authority (Water & Sewer Revenue, AGM Insured)	5.00	12-1-2033	500,000	543,675
Aspen Valley CO Hospital Refunding District Bonds Series 2012 (Health Revenue)	5.00	10-15-2033	600,000	636,300
Aurora CO Certificate of Participation Refunding Bonds Series 2009A (Miscellaneous Revenue)	5.00	12-1-2027	2,000,000	2,275,820
Aurora CO E-470 Public Highway Authority Colorado CAB Series A (Miscellaneous Revenue, National Insured) ¤	0.00	9-1-2034	4,000,000	1,497,800
Aurora CO First Lien Water Improvement Bonds Series 2007A (Water & Sewer Revenue, Ambac Insured)	5.00	8-1-2039	1,000,000	1,091,540
Canon City CO Finance Authority Certificate of Participation Series 2008 (Miscellaneous Revenue, AGM Insured)	5.00	12-1-2032	150,000	163,863
Colorado Board of Governors State University System Enterprise Bonds Series 2013C (Education Revenue)	5.25	3-1-2033	725,000	825,529
Colorado ECFA Alexander Dawson School LLC Project (Education Revenue)	5.00	2-15-2040	2,000,000	2,115,240
Colorado ECFA Charter School American Academy Project (Education Revenue)	7.25	12-1-2028	1,000,000	1,147,640
Colorado ECFA Charter School American Academy Project (Education Revenue)	7.38	12-1-2028	1,000,000	1,152,660
Colorado ECFA Charter School Banning Lewis (Education Revenue) 144A	6.13	12-15-2035	450,000	452,066
Colorado ECFA Charter School Collegiate Project (Education Revenue, Syncora Guarantee Incorporated Insured)	5.00	6-15-2019	1,040,000	1,042,995
Colorado ECFA Charter School Collegiate Project (Education Revenue, Syncora Guarantee Incorporated Insured)	5.25	6-15-2024	1,140,000	1,142,348
Colorado ECFA Charter School District Montessori Charter School Project (Miscellaneous Revenue)	5.00	7-15-2037	1,150,000	1,197,863
Colorado ECFA Charter School Pinnacle High School Project (Education Revenue)	5.13	12-1-2039	500,000	513,650
Colorado ECFA Charter School Twin Peaks Charter (Education Revenue)	6.75	11-15-2028	750,000	832,620
Colorado ECFA Cheyenne Mountain Charter School Series A (Education Revenue)	5.25	6-15-2029	590,000	607,057
Colorado ECFA Pinnacle School Project K-8 (Education Revenue)	5.00	6-1-2023	275,000	308,476
Colorado ECFA Pinnacle School Project K-8 (Education Revenue)	5.00	6-1-2029	440,000	481,708
Colorado ECFA Refunding Bonds The University Corporation for Atmosphere Research Project Series 2010 (Education Revenue)	5.00	9-1-2032	1,265,000	1,357,788
Colorado ECFA Refunding Bonds The University Corporation for Atmosphere Research Project Series B (Education Revenue)	5.00	9-1-2030	1,770,000	1,943,956
Colorado ECFA Student Housing Campus Village Apartment (Miscellaneous Revenue)	5.50	6-1-2033	1,735,000	1,919,483
Colorado ECFA University Laboratory School Refunding Bonds Series 2004 (Education Revenue, Syncora Guarantee Incorporated Insured)	5.25	6-1-2024	1,355,000	1,357,805
Colorado Health Facilities Authority Adventist Health Sunbelt Series D (Health Revenue) ±	5.25	11-15-2027	1,000,000	1,098,430

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Colorado Tax-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Colorado (continued)
Colorado Health Facilities Authority Adventist Health Sunbelt Series D (Health Revenue) ±	5.25%	11-15-2035	$1,000,000	$1,071,620
Colorado Health Facilities Authority Catholic Health Initiatives Series D1 (Health Revenue)	6.25	10-1-2033	1,000,000	1,146,660
Colorado Health Facilities Authority Hospital Parkview Medical Center Incorporation (Health Revenue)	5.00	9-1-2025	900,000	943,038
Colorado Health Facilities Authority Sisters of Charity Leavenworth Health System Series 2013A (Health Revenue)	5.50	1-1-2035	1,000,000	1,151,770
Colorado HFA SFMR Class I Series A (Housing Revenue, FHA/HUD Insured)	5.50	11-1-2029	440,000	455,673
Colorado HFA SFMR Class III Series A3 (Housing Revenue)	5.25	5-1-2032	5,000	5,008
Colorado HFA SFMR Class III Series B3 (Housing Revenue)	5.25	5-1-2032	120,000	121,310
Colorado HFA Waste Management Incorporated Project (Miscellaneous Revenue)	5.70	7-1-2018	500,000	566,905
Colorado High Performance Transportation Enterprise U.S. 36 and I-25 Managed Lanes Senior Bonds Series 2014 (Transportation Revenue)	5.75	1-1-2044	1,200,000	1,230,384
Colorado Partnership Prerefunded Balance University of Colorado Denver Health Science Center Fitzsimons Academic Series B (Lease Revenue, National Insured)	5.00	11-1-2030	245,000	260,592
Colorado Partnership Unrefunded Balance University of Colorado Denver Health Science Center Fitzsimons Academic Series B (Lease Revenue, National Insured)	5.00	11-1-2030	755,000	803,048
Colorado Regional Transportation District Certificate of Participation Series 2014A (Miscellaneous Revenue) %%	5.00	6-1-2044	2,000,000	2,140,980
Colorado Regional Transportation District Certificate of Participation Series 2010A (Miscellaneous Revenue)	5.38	6-1-2031	2,500,000	2,742,275
Colorado Regional Transportation District Certificate of Participation Transit Vehicles Series A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2022	1,000,000	1,113,750
Colorado Regional Transportation District Fastracks Project Bonds Series 2013A (Tax Revenue)	5.00	11-1-2031	1,000,000	1,140,960
Colorado Springs CO Utilities System Improvement Bonds Series 2013 B-2 (Utilities Revenue)	5.00	11-15-2038	3,000,000	3,356,910
Colorado Water Reserve Power Development Authority Clean Water Series A (Water & Sewer Revenue)	4.50	9-1-2024	1,000,000	1,047,140
Commerce City CO Sales & Use Tax Bonds Series 2014 (Tax Revenue, AGM Insured)	5.00	8-1-2044	1,250,000	1,372,463
Denver CO City & County Airport Series G2 (Airport Revenue, AGM Insured, Morgan Stanley Bank SPA) ø	0.26	11-15-2025	3,100,000	3,100,000
Denver CO City & County Airport Sub Series G1 (Airport Revenue, AGM Insured, Morgan Stanley Bank SPA) ø	0.26	11-15-2025	800,000	800,000
Denver CO City & County Airport System Series A (Airport Revenue, Syncora Guarantee Incorporated Insured)	5.00	11-15-2022	1,250,000	1,328,763
Denver CO City & County Department of Aviation Airport System Bonds Series 2012B (Airport Revenue)	5.00	11-15-2030	2,000,000	2,226,820
Denver CO City & County Excise Tax Series A (Tax Revenue, AGM Insured)	6.00	9-1-2021	2,000,000	2,444,180
Denver CO Convention Center (Tax Revenue, Syncora Guarantee Incorporated Insured)	5.00	12-1-2030	1,205,000	1,229,124
Douglas & Elbert Counties CO Douglas County School District # 1 (GO, National Insured)	5.75	12-15-2022	1,000,000	1,025,660
El Paso County CO School District #49 (Miscellaneous Revenue, National Insured)	5.00	12-15-2027	1,430,000	1,585,455
Fremont County CO Finance Corporation Certificate of Participation Series 2013 (Miscellaneous Revenue)	5.25	12-15-2038	1,265,000	1,352,614
Garfield County CO Public Library District Lease Purchase Financing Program (Miscellaneous Revenue)	5.00	12-1-2026	715,000	775,031
Glendale CO Certificate of Participation Series 2006 (Miscellaneous Revenue, Syncora Guarantee Incorporated Insured)	5.00	12-1-2025	1,000,000	1,081,850
La Plata County CO School District #9 (GO)	5.00	11-1-2024	1,180,000	1,375,266
Park Meadows CO Business Improvement District (Tax Revenue)	5.00	12-1-2017	205,000	220,227
Platte Valley CO Fire Protection District (Miscellaneous Revenue)	5.00	12-1-2036	325,000	333,697

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Colorado Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Colorado (continued)
University of Colorado Enterprise System Series A (Education Revenue)	5.00%	6-1-2026	$1,000,000	$1,144,440
University of Colorado Enterprise Systems PFOTER Series 3840 (Education Revenue, National Insured, Dexia Credit Local LIQ) ø	0.28	6-1-2025	2,990,000	2,990,000
University of Colorado Hospital Authority Series A (Health Revenue)	6.00	11-15-2029	2,000,000	2,273,380

				73,673,307

Guam: 1.92%
Guam Government Business Privilege Tax Series A (Tax Revenue)	5.00	1-1-2031	1,000,000	1,050,370
Guam Government Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.75	12-1-2034	500,000	545,540

				1,595,910

Maryland: 0.56%
Maryland Economic Development Corporation Salisbury University Project (Education Revenue)	5.00	6-1-2027	235,000	250,808
Maryland Economic Development Corporation Salisbury University Project (Education Revenue)	5.00	6-1-2030	200,000	212,200

				463,008

New York: 0.50%
Onondaga NY Civic Development Corporation St. Joseph Hospital Health Center Project Series A (Health Revenue)	5.13	7-1-2031	400,000	411,628

Pennsylvania: 1.91%
East Hempfield Township PA IDA Student Services Incorporated Student Housing Project Millersville University (Education Revenue)	5.00	7-1-2029	500,000	531,555
Pennsylvania Higher Education Facilities Authority Indiana University Student Housing Project Series A (Education Revenue)	5.00	7-1-2032	1,000,000	1,055,980

				1,587,535

Virgin Islands: 1.29%
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series A (Tax Revenue)	5.00	10-1-2029	1,000,000	1,073,650

Total Municipal Obligations (Cost $77,698,800)				82,354,607

	Yield		Shares
Short-Term Investments: 2.94%

Investment Companies: 2.94%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01		2,442,872	2,442,872

Total Short-Term Investments (Cost $2,442,872)				2,442,872

Total investments in securities
(Cost $80,141,672) *	102.08%	84,797,479
Other assets and liabilities, net	(2.08)	(1,729,187)

Total net assets	100.00%	$83,068,292

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Colorado Tax-Free Fund	Portfolio of investments—June 30, 2014

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

*	Cost for federal income tax purposes is $80,141,388 and unrealized gains (losses) consists of:

Gross unrealized gains	$4,697,392
Gross unrealized losses	(41,301)

Net unrealized gains	$4,656,091

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2014	Wells Fargo Advantage Colorado Tax-Free Fund	13

Assets
Investments
In unaffiliated securities, at value (see cost below)	$82,354,607
In affiliated securities, at value (see cost below)	2,442,872

Total investments, at value (see cost below)	84,797,479
Receivable for Fund shares sold	106,500
Receivable for interest	637,986
Prepaid expenses and other assets	9,610

Total assets	85,551,575

Liabilities
Dividends payable	86,761
Payable for investments purchased	2,101,180
Payable for Fund shares redeemed	203,724
Advisory fee payable	11,957
Distribution fees payable	2,212
Administration fees payable	12,089
Accrued expenses and other liabilities	65,360

Total liabilities	2,483,283

Total net assets	$83,068,292

NET ASSETS CONSIST OF
Paid-in capital	$79,800,242
Undistributed net investment income	298,072
Accumulated net realized losses on investments	(1,685,829)
Net unrealized gains on investments	4,655,807

Total net assets	$83,068,292

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$35,088,129
Shares outstanding – Class A1	3,234,433
Net asset value per share – Class A	$10.85
Maximum offering price per share – Class A2	$11.36
Net assets – Class B	$19,730
Shares outstanding – Class B1	1,817
Net asset value per share – Class B	$10.86
Net assets – Class C	$3,688,718
Shares outstanding – Class C1	339,715
Net asset value per share – Class C	$10.86
Net assets – Administrator Class	$44,271,715
Shares outstanding – Administrator Class[1]	4,080,959
Net asset value per share – Administrator Class	$10.85

Investments in unaffiliated securities, at cost	$77,698,800

Investments in affiliated securities, at cost	$2,442,872

Total investments, at cost	$80,141,672

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Colorado Tax-Free Fund	Statement of operations—year ended June 30, 2014

Investment income
Interest	$3,536,060
Income from affiliated securities	205

Total investment income	3,536,265

Expenses
Advisory fee	294,570
Administration fees
Fund level	42,081
Class A	59,659
Class B	45
Class C	5,918
Administrator Class	43,149
Shareholder servicing fees
Class A	93,217
Class B	70
Class C	9,247
Administrator Class	107,652
Distribution fees
Class B	211
Class C	27,740
Custody and accounting fees	10,264
Professional fees	43,440
Registration fees	12,864
Shareholder report expenses	16,644
Trustees’ fees and expenses	14,495
Other fees and expenses	10,098

Total expenses	791,364
Less: Fee waivers and/or expense reimbursements	(155,902)

Net expenses	635,462

Net investment income	2,900,803

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(1,049,877)
Net change in unrealized gains (losses) on investments	3,718,522

Net realized and unrealized gains (losses) on investments	2,668,645

Net increase in net assets resulting from operations	$5,569,448

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Colorado Tax-Free Fund	15

	Year ended June 30, 2014		Year ended June 30, 2013

Operations
Net investment income		$2,900,803		$3,403,721
Net realized gains (losses) on investments		(1,049,877)		846,141
Net change in unrealized gains (losses) on investments		3,718,522		(3,488,005)

Net increase in net assets resulting from operations		5,569,448		761,857

Distributions to shareholders from
Net investment income
Class A		(1,250,056)		(1,661,021)
Class B		(716)		(1,332)
Class C		(96,231)		(103,653)
Administrator Class		(1,553,821)		(1,637,805)

Total distributions to shareholders		(2,900,824)		(3,403,811)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	96,947	1,014,701	568,198	6,205,194
Class C	41,291	431,773	125,076	1,364,289
Administrator Class	684,942	7,240,642	1,491,500	16,287,773

		8,687,116		23,857,256

Reinvestment of distributions
Class A	112,938	1,187,298	139,025	1,513,437
Class B	68	716	122	1,332
Class C	8,833	92,938	9,112	99,238
Administrator Class	51,051	536,696	50,524	549,874

		1,817,648		2,163,881

Payment for shares redeemed
Class A	(1,378,292)	(14,335,416)	(1,267,069)	(13,709,470)
Class B	(3,342)	(34,776)	(331)	(3,611)
Class C	(136,308)	(1,409,630)	(82,362)	(889,005)
Administrator Class	(1,390,335)	(14,456,295)	(900,610)	(9,775,761)

		(30,236,117)		(24,377,847)

Net increase (decrease) in net assets resulting from capital share transactions		(19,731,353)		1,643,290

Total decrease in net assets		(17,062,729)		(998,664)

Net assets
Beginning of period		100,131,021		101,129,685

End of period		$83,068,292		$100,131,021

Undistributed net investment income		$298,072		$297,183

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Colorado Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.46	$10.72	$10.15	$10.35	$9.90
Net investment income	0.35 [1]	0.34	0.38	0.44	0.41 [1]
Net realized and unrealized gains (losses) on investments	0.39	(0.26)	0.57	(0.21)	0.46

Total from investment operations	0.74	0.08	0.95	0.23	0.87
Distributions to shareholders from
Net investment income	(0.35)	(0.34)	(0.38)	(0.43)	(0.42)
Net asset value, end of period	$10.85	$10.46	$10.72	$10.15	$10.35
Total return[2]	7.26%	0.65%	9.51%	2.34%	8.90%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.91%	0.91%	0.89%	0.89%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.35%	3.10%	3.64%	4.25%	3.95%
Supplemental data
Portfolio turnover rate	33%	36%	41%	22%	15%
Net assets, end of period (000s omitted)	$35,088	$46,069	$53,185	$48,218	$69,351

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Colorado Tax-Free Fund	17

(For a share outstanding throughout each period)

	Year ended June 30
CLASS B	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.48	$10.73	$10.16	$10.36	$9.92
Net investment income	0.27 [1]	0.26 [1]	0.31 [1]	0.36 [1]	0.33 [1]
Net realized and unrealized gains (losses) on investments	0.38	(0.25)	0.56	(0.20)	0.45

Total from investment operations	0.65	0.01	0.87	0.16	0.78
Distributions to shareholders from
Net investment income	(0.27)	(0.26)	(0.30)	(0.36)	(0.34)
Net asset value, end of period	$10.86	$10.48	$10.73	$10.16	$10.36
Total return[2]	6.35%	(0.01)%	8.69%	1.57%	7.97%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.66%	1.66%	1.64%	1.66%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	2.55%	2.35%	2.98%	3.50%	3.24%
Supplemental data
Portfolio turnover rate	33%	36%	41%	22%	15%
Net assets, end of period (000s omitted)	$20	$53	$57	$101	$253

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Colorado Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.47	$10.73	$10.16	$10.36	$9.91
Net investment income	0.28	0.26	0.30	0.36	0.33 [1]
Net realized and unrealized gains (losses) on investments	0.38	(0.26)	0.57	(0.20)	0.46

Total from investment operations	0.66	0.00	0.87	0.16	0.79
Distributions to shareholders from
Net investment income	(0.27)	(0.26)	(0.30)	(0.36)	(0.34)
Net asset value, end of period	$10.86	$10.47	$10.73	$10.16	$10.36
Total return[2]	6.46%	(0.10)%	8.69%	1.57%	8.08%
Ratios to average net assets (annualized)
Gross expenses	1.69%	1.67%	1.66%	1.64%	1.65%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	2.60%	2.34%	2.89%	3.50%	3.17%
Supplemental data
Portfolio turnover rate	33%	36%	41%	22%	15%
Net assets, end of period (000s omitted)	$3,689	$4,460	$4,012	$3,763	$3,920

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Colorado Tax-Free Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.46	$10.72	$10.15	$10.35	$9.90
Net investment income	0.38	0.36	0.41	0.46	0.43 [1]
Net realized and unrealized gains (losses) on investments	0.39	(0.26)	0.57	(0.20)	0.47

Total from investment operations	0.77	0.10	0.98	0.26	0.90
Distributions to shareholders from
Net investment income	(0.38)	(0.36)	(0.41)	(0.46)	(0.45)
Net asset value, end of period	$10.85	$10.46	$10.72	$10.15	$10.35
Total return	7.53%	0.90%	9.78%	2.59%	9.17%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.86%	0.84%	0.83%	0.83%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.60%	3.34%	3.89%	4.51%	4.21%
Supplemental data
Portfolio turnover rate	33%	36%	41%	22%	15%
Net assets, end of period (000s omitted)	$44,272	$49,549	$43,876	$39,021	$44,143

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Colorado Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Colorado Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements	Wells Fargo Advantage Colorado Tax-Free Fund	21

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$910	$(910)

As of June 30, 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

		No expiration
2018	2019	Short-term
$548,785	$57,793	$1,079,533

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

22	Wells Fargo Advantage Colorado Tax-Free Fund	Notes to financial statements

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$82,354,607	$0	$82,354,607

Short-term investments
Investment companies	2,442,872	0	0	2,442,872
Total assets	$2,442,872	$82,354,607	$0	$84,797,479

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2014, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10

Notes to financial statements	Wells Fargo Advantage Colorado Tax-Free Fund	23

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class B shares, 1.60% for Class C shares, and 0.60% for Administrator Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares. For the year ended June 30, 2014, Funds Distributor received $1,897 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2014 were $25,115,703 and $34,662,164, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2014, the Fund paid $111 in commitment fees.

For the year ended June 30, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $2,900,824 and $3,403,811 of exempt-interest income for the years ended June 30, 2014 and June 30, 2013, respectively.

As of June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward
$384,834	$4,656,091	$(1,686,111)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo Advantage Colorado Tax-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Colorado Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Colorado Tax-Free Fund as of June 30, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2014

Other information (unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	25

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2014.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Advantage Colorado Tax-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010

Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac

Capital Management (commodities firm), former Partner, Stonington

Partners, Inc. (private equity fund), former Director, Obagi Medical Products

Co. and former Director, Lincoln Educational Services.

Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

28	Wells Fargo Advantage Colorado Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “ May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Colorado Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub- Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	29

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays Municipal Bond Index, for the one-, three-, and five-year periods under review, and lower than its benchmark for the ten-year period under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the ten-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. The Board noted the positive performance of the Fund relative to the Universe for all periods under review and relative to the benchmark for the one-, three-, and five-year periods under review. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

30	Wells Fargo Advantage Colorado Tax-Free Fund	Other information (unaudited)

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Colorado Tax-Free Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

226288 08-14 A250/AR250 06-14

Wells Fargo Advantage

High Yield Municipal Bond Fund

Annual Report

June 30, 2014

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The views expressed and any forward-looking statements are as of June 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage High Yield Municipal Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage High Yield Municipal Bond Fund for the 12-month period that ended June 30, 2014. The past year was marked by continued accommodative monetary policies and modest U.S. economic growth. Interest rates rose during the first half of the reporting period and then enjoyed a sustained rally in the second half. The Barclays High Yield Municipal Bond Index1 gained 3.87% for the 12 months that ended June 30, 2014.

Monetary policy remained accommodative, and economic growth appeared sustainable.

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero. Entering the reporting period, however, Fed officials had begun to discuss tapering its asset-purchase program, which purchased agency mortgage-backed securities and U.S. Treasuries to support the housing market and to keep interest rates low. By its mid-December 2013 meeting, the Fed conveyed confidence in the strength of the economy by announcing it would begin tapering in January 2014. If economic conditions continue to improve, the Fed is expected to end its asset purchases by year-end. The Fed’s leadership transition from Ben Bernanke to Janet Yellen was largely seamless.

Economic activity appeared to reaccelerate to a modest pace despite a severe weather-related shortfall in the first quarter 2014, and current forecasts generally expect continued moderate growth going forward. Accommodative monetary policies, improved labor markets, healthy corporate profits, and improved credit conditions all helped underpin modest U.S. economic growth and suggest that yields could be poised to move higher.

The municipal bond market faced challenges in 2013 but recovered in 2014.

As U.S. Treasury yields rose in the second half of 2013 on concerns about the impact of tapering, so did municipal yields. In addition, dollars flowed out of municipal funds at the end of 2013. Investors pulled nearly $50 billion out of municipal bond funds during that time. Many were likely spooked by the news coming out of Detroit and Puerto Rico. Others may have feared that the Fed would let rates rise significantly. Still others may have done some tax-loss selling.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit. In addition, low yields and attractive valuations enticed investors to reach for yield, further helping lower-rated credits and longer-term bonds to outperform. Credit spreads narrowed but remained above their long-term average across medium- and lower-quality credit tiers. The historically steep yield curve, which had made longer-term bond yields attractive to investors, flattened significantly as longer-term yields declined more than short-term yields. In this environment, municipal bond funds experienced positive inflows for much of the first half of 2014.

Developments in Detroit and Puerto Rico were due to weak financial and economic situations specific to locale rather than reflecting systemic problems across the municipal bond market. In fact, the vast majority of state and local municipal issuers experienced improved fundamental situations. The city of

1.	The Barclays High Yield Municipal Bond Index is an index consisting of all domestic and Yankee bonds, rated below investment grade, with a minimum outstanding amount of $100 million and maturing over one year. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage High Yield Municipal Bond Fund	3

Detroit continued to negotiate with its creditors as it seeks to exit bankruptcy, which has resulted in multiple changes to its plan of adjustment. Puerto Rico remained under severe economic and fiscal stress. In late June 2014, the commonwealth enacted a law that provides a path to restructuring its debt to three of its public corporations, including the Puerto Rico Electric Power Authority. While this legislation was designed to shore up general obligation debt, the ability of the public corporations to pay debt service was called into question, causing further credit downgrades by the rating agencies as well as a sharp sell-off in their debt.

While yields have been at historically low levels, there is a risk of rising rates and negative bond returns. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage High Yield Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks high current income exempt from federal income tax, and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Dennis Derby

Lyle J. Fitterer, CFA, CPA

Terry J. Goode

Average annual total returns (%) as of June 30, 2014

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WHYMX)	1-31-2013	7.34	2.46	12.41	5.85	3.31	0.85
Class C (WHYCX)	1-31-2013	10.58	5.08	11.58	5.08	4.06	1.60
Administrator Class (WHYDX)	1-31-2013	–	–	12.63	6.02	3.25	0.75
Institutional Class (WHYIX)	1-31-2013	–	–	12.70	6.11	2.98	0.60
Barclays Municipal Bond Index[3]	–	–	–	6.14	2.02	–	–
Barclays High Yield Municipal Bond Index[4]	–	–	–	3.87	0.33	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage High Yield Municipal Bond Fund	5

Growth of $10,000 investment[5] as of June 30, 2014

1.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

2.	The Adviser has committed through October 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

4.	The Barclays High Yield Municipal Bond Index is an index consisting of all domestic and Yankee bonds, rated below investment grade, with a minimum outstanding amount of $100 million and maturing over one year. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares since inception with the Barclays Municipal Bond Index and the Barclays High Yield Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes on a scale SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bond on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

7.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage High Yield Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed both its primary and secondary benchmarks, the Barclays Municipal Bond Index and the Barclays Municipal High Yield Index, respectively, for the 12-month period that ended June 30, 2014.

■	Security selection and sector allocations were the main contributors to performance during the period. An underweight in specific Puerto Rico credits, which dramatically underperformed, helped performance versus both indexes.

■	Even with Puerto Rico exposure excluded from the index, the Fund still outperformed its benchmarks. The greatest outperformance in credit came from the transportation and education sectors, which was driven primarily by our credit-selection process.

■	Duration was a slight detractor from performance toward the end of the period. Coming into the period, duration was shorter than the benchmark, but we extended the Fund’s duration as the market sold off. Cash flows into the Fund toward the end of the period brought duration shorter.

The municipal market faced higher yields early in the period and then rallied.

The first six months of the fiscal year saw substantial volatility. The 10-year Treasury yield climbed from 2.48% at the beginning of the period and plateaued near 3% between September and December 2013. As planned, the U.S. Federal Reserve (Fed) began tapering in January 2014, yet the market rallied because the Fed’s policy apparently had already been priced into market yield levels. Treasury yields declined, bottoming at 2.44% on May 28, 2014. The Fed maintained its stated plan for reducing its bond purchases at each meeting. Economic growth was mixed but generally positive.

Municipal yields also ended the fiscal year lower across the curve. Municipal bond fund outflows in the latter half of 2013 turned to positive inflows in the first half of 2014. Investor demand combined with limited supply—both new issue and refunding volume—drove yields lower. We believe investors’ demand for yield also caused credit spreads to compress and long-term bonds to outperform.

Meanwhile, although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. Detroit filed for bankruptcy on July 18, 2013, following decades of decline, and has pursued a course of debt restructuring. Puerto Rico also came under pressure as the depth and breadth of its financial problems became increasingly clear. The commonwealth passed legislation in late June 2014 that allows certain public corporations to restructure their debt, and the bill has subsequently been challenged in the courts. In our view, municipal defaults will likely remain extremely rare and we believe neither Puerto Rico nor Detroit appear indicative of systemic municipal market risk.

Credit quality[6] as of June 30, 2014

The Fund was positioned to take advantage of changing market conditions.

Because we believed there was a greater likelihood that interest rates would rise than fall, we maintained a shorter duration than the benchmark and found opportunities instead in credit. Security selection was a key reason that the Fund outperformed over the reporting period. In general, lower-rated bonds outperformed higher-rated ones during the period. The exception was when Puerto Rico, which was categorized as BBB-rated until it fell to a below-investment-grade rating in early 2014, pulled the performance of its credit category lower.

California zero-coupon bonds were among the Fund’s best performers as the state’s finances improved on a state and local level. Select charter schools and transportation bonds were also positive contributors to performance and, over the period, we selectively added to bonds when they were offered at attractive levels. We also purchased several issues after they had been downgraded because their valuations were then compelling and we were comfortable with the underlying credit, such as Detroit Water and Sewer, as well as the City of Chicago. Bonds we owned in the health care sector slightly underperformed the index; however we were underweight in the sector because that environment remains uncertain.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage High Yield Municipal Bond Fund	7

Effective maturity distribution[7] as of June 30, 2014

We have been selectively adding to positions throughout the year, many in smaller odd lots, which has allowed for opportunistic buying. This has been partially due to the Fund’s higher cash position, which allowed us to be buyers while other fund companies faced redemptions during the first half of the period. The Fund continues to have a large allocation to cash.

Concerns about Puerto Rico debt caused deterioration later in the reporting period across many high-yield platforms. While the Fund holds some Puerto Rico names—a 6.4% of total investments at the end of the period—these bonds have low duration, many of them are insured, and these bonds did not sell off as much as other types of Puerto Rico bonds did.

Going forward, we expect to continue a defensive posture in the Fund.

With the economy appearing to continue to improve and the Fed tapering well underway, we believe rates are biased higher. We are monitoring macroeconomic trends and municipal-specific events for tactical opportunities as we transition to higher rates. We expect economic growth to accelerate through the end of the calendar year, and while the Fed most likely will not move on rates until sometime late in 2015, we believe its quantitative easing program will likely be completed by year-end.

Please see footnotes on page 5.

8	Wells Fargo Advantage High Yield Municipal Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2014	Ending account value 6-30-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,102.59	$4.43	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class C
Actual	$1,000.00	$1,098.48	$8.32	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Administrator Class
Actual	$1,000.00	$1,103.07	$3.91	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Institutional Class
Actual	$1,000.00	$1,103.98	$3.13	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2014	Wells Fargo Advantage High Yield Municipal Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 87.90%

Alabama: 1.85%
Jefferson County AL Sewer Revenue Warrants CAB Series B (Water & Sewer Revenue, AGM Insured) ¤	0.00%	10-1-2028	$1,000,000	$485,810
Jefferson County AL Sewer Revenue Warrants CAB Series B (Water & Sewer Revenue, AGM Insured) ¤	0.00	10-1-2036	1,000,000	269,700

				755,510

Arizona: 4.10%
Florence AZ IDA Legacy Traditional School Project Queen Creek & Casa Grande Campuses (Education Revenue)	5.00	7-1-2023	250,000	251,260
Phoenix AZ IDA Legacy Traditional Schools Project Series A (Education Revenue) 144A	6.50	7-1-2034	500,000	539,670
Phoenix AZ IDA Great Hearts Academies Project (Education Revenue)	5.20	7-1-2022	200,000	204,448
Pima County AZ IDA Desert Heights Charter School (Education Revenue)	6.00	5-1-2024	665,000	672,814

				1,668,192

California: 8.22%
California CDA California Baptist University Series B (Education Revenue) 144A	5.75	11-1-2017	170,000	173,002
California HFA Home Mortgage Series G (Housing Revenue)	4.95	8-1-2023	500,000	517,010
California Municipal Finance Authority Charter School Revenue Albert Einstein Academies Project Series A (Miscellaneous Revenue)	7.13	8-1-2043	250,000	278,825
California Student Education Loan Marketing Corporation Series IV-D1 (Education Revenue)	5.88	1-1-2018	500,000	499,920
Compton CA Community RDA Project 2nd Lien Series A (Tax Revenue)	4.75	8-1-2019	225,000	239,861
Compton CA Community RDA Project 2nd Lien Series A (Tax Revenue)	5.00	8-1-2020	100,000	107,211
La Verne CA Certificate of Participation Brethren Hillcrest Homes (Health Revenue) %%	5.00	5-15-2029	635,000	667,633
San Gorgonio CA Memorial Healthcare District (GO)	5.50	8-1-2027	750,000	863,438

				3,346,900

Colorado: 3.11%
Colorado E-470 Public Highway Authority CAB Series A (Miscellaneous Revenue, National Insured) ¤	0.00	9-1-2027	500,000	291,855
Colorado E-470 Public Highway Authority CAB Series B (Transportation Revenue, National Insured) ¤	0.00	9-1-2031	1,000,000	460,330
Colorado High Performance Transportation Enterprise U.S. 36 and I-25 Managed Lanes Senior Bonds Series 2014 (Transportation Revenue)	5.75	1-1-2044	500,000	512,660

				1,264,845

District of Columbia: 1.06%
District of Columbia Tobacco Settlement Financing Corporation (Tobacco Revenue)	6.75	5-15-2040	435,000	432,112

Florida: 2.57%
Florida Development Finance Corporation Educational Facilities Revenue Renaissance Charter School Project Series A (Education Revenue)	8.50	6-15-2044	250,000	261,035
Holmes County FL Hospital Corporation Doctors Memorial Hospital Project (Health Revenue)	6.00	11-1-2038	250,000	244,658
Seminole Tribe of Florida Special Obligation Series A (Miscellaneous Revenue) 144A	5.50	10-1-2024	500,000	542,790

				1,048,483

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage High Yield Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Georgia: 2.29%
Georgia Road & Tollway Authority Toll Revenue CAB I-75 South Expressway Lanes Project Series B (Transportation Revenue) ±	7.00%	6-1-2049	$1,000,000	$504,900
Main Street Natural Gas Incorporated Georgia Gas Project Series A (Utilities Revenue)	5.50	9-15-2027	360,000	426,373

				931,273

Guam: 0.71%
Guam International Airport Authority Series C (Airport Revenue)	6.38	10-1-2043	260,000	289,872

Idaho: 1.11%
Idaho Housing & Finance Association Idaho Arts Charter School Incorporated Project Series A (Education Revenue)	6.50	12-1-2038	200,000	210,380
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A (Education Revenue)	6.25	5-1-2043	250,000	240,933

				451,313

Illinois: 8.21%
Chicago IL Board of Education CAB Series A (GO, AGM Insured)	5.00	12-1-2042	250,000	251,698
Chicago IL Series A (GO)	5.00	1-1-2033	310,000	318,386
Chicago IL Series A (GO)	5.25	1-1-2023	500,000	550,430
Chicago IL Series C (GO)	5.00	1-1-2034	700,000	710,983
Chicago Illinois O’Hare International Airport Series B (Airport Revenue)	6.00	1-1-2041	150,000	171,735
Illinois (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.50	7-1-2025	525,000	606,801
Lake County IL Community Unit School District #187 North Chicago Series A (GO, AGM Insured) ¤	0.00	1-1-2023	590,000	416,422
Sangamon County IL School District #186 Certificate of Participation Hay-Edwards Elementary School Project Series A (Miscellaneous Revenue, ACA Insured)	6.13	8-15-2023	250,000	221,650
Sangamon County IL School District #186 Certificate of Participation Hay-Edwards Elementary School Project Series A (Miscellaneous Revenue, ACA Insured)	5.88	8-15-2018	100,000	95,094

				3,343,199

Indiana: 0.54%
Valparaiso IN Pratt Paper LLC Project (Industrial Development Revenue)	5.88	1-1-2024	200,000	221,024

Iowa: 1.16%
Iowa Finance Authority Midwestern Disaster Area Iowa Fertilizer Company Project (Industrial Development Revenue)	5.00	12-1-2019	250,000	262,685
Iowa Finance Authority Midwestern Disaster Area Iowa Fertilizer Company Project (Industrial Development Revenue)	5.50	12-1-2022	200,000	208,496

				471,181

Kansas: 1.24%
Kansas Independent College Finance Authority RAN Ottawa University Series C (Education Revenue)	4.60	5-1-2015	500,000	503,415

Louisiana: 0.65%
Louisiana Public Facilities Authority Dock & Impala Warehousing LLC Project (Miscellaneous Revenue)	6.50	7-1-2036	250,000	264,835

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage High Yield Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Michigan: 17.50%
Detroit MI Distribution Aid (GO)	4.50%	11-1-2023	$275,000	$290,304
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2014	40,000	39,994
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2020	285,000	195,852
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2021	50,000	32,187
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2024	20,000	10,224
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2025	190,000	85,688
Detroit MI Financial Recovery Bonds (GO) ±	3.50	10-7-2016	1,000,000	999,415
Detroit MI Sewage Disposal System (Water & Sewer Revenue, AGC/FGIC Insured)	5.50	7-1-2029	220,000	228,213
Detroit MI Sewage Disposal System Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2023	30,000	30,004
Detroit MI Sewage Disposal System Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2024	75,000	75,007
Detroit MI Sewer Disposal System Senior Lien Series C (Water & Sewer Revenue, National Insured)	4.50	7-1-2022	100,000	98,156
Detroit MI Water & Sewage Department Series A (Water & Sewer Revenue)	5.50	7-1-2024	100,000	99,016
Detroit MI Water Supply System Second Lien Series A (Water & Sewer Revenue, National Insured) ±	4.50	7-1-2025	195,000	189,314
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, National Insured)	4.75	7-1-2022	175,000	174,995
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, National Insured) ±	5.00	7-1-2018	150,000	151,395
Detroit MI Water Supply System Senior Lien Series D (Water & Sewer Revenue, National Insured)	5.00	7-1-2024	50,000	50,188
Detroit MI Water Supply System Series A (Water & Sewer Revenue, National Insured) ±	5.25	7-1-2023	100,000	100,584
Detroit MI Water Supply System Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2022	50,000	50,151
Michigan Finance Authority Limited Obligation Public School Academy Cesar Chavez Academy Project (Education Revenue)	5.00	2-1-2022	250,000	254,055
Michigan Financial Authority Local Government Loan Program Series C (Miscellaneous Revenue)	5.00	11-1-2020	1,000,000	1,063,270
Michigan Municipal Bond Authority Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	4.75	5-1-2027	950,000	951,444
Michigan Public Educational Facilities Authority Chandler Park Academy (Miscellaneous Revenue)	6.35	11-1-2028	225,000	228,227
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project (Education Revenue) 144A	6.50	9-1-2037	200,000	130,008
Michigan Public Educational Facilities Authority Limited Obligation Crescent (Education Revenue, Qualified School Board Loan Fund Insured)	7.00	10-1-2036	322,500	321,013
Oakland County MI Economic Development Corporation The Academy of The Sacred Heart Project Series A (Education Revenue)	6.50	12-15-2036	250,000	245,648
Wayne Charter County MI Building Imports Series A (GO)	6.75	11-1-2039	1,000,000	1,034,200

				7,128,552

Nevada: 0.37%
Henderson NV RDA Series A (Tax Revenue, Ambac Insured)	5.13	10-1-2022	150,000	150,092

New Jersey: 3.16%
Camden County NJ Healthcare Redevelopment Revenue Cooper Health System Series A (Health Revenue)	5.00	2-15-2025	250,000	254,865
Essex County NJ Improvement Authority Lease Newark Project Series A (Miscellaneous Revenue)	6.25	11-1-2030	200,000	224,240

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage High Yield Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
Gloucester County NJ PCFA AMT Keystone Urban Renewal LP Logan Project Series A (Resource Recovery Revenue)	5.00%	12-1-2024	$500,000	$550,310
New Jersey EDA Continental Airlines Incorporated Project (Industrial Development Revenue)	5.25	9-15-2029	250,000	258,730

				1,288,145

New York: 3.61%
New York NY IDA (Industrial Development Revenue) (s)±	7.63	8-1-2025	300,000	330,663
Onondaga NY Civic Development Corporation St. Joseph Hospital Health Center Project Series A (Health Revenue)	5.13	7-1-2031	600,000	617,442
Westchester County NY Local Development Corporation Pace University Series A (Education Revenue)	5.00	5-1-2034	250,000	259,430
Westchester County NY Local Development Corporation Pace University Series A (Education Revenue)	5.50	5-1-2042	245,000	263,478

				1,471,013

North Carolina: 3.32%
Charlotte NC Special Facilities Revenue Douglas International Airport (Airport Revenue) %%	5.60	7-1-2027	1,350,000	1,354,320

Ohio: 1.33%
Maple Heights OH City School District Certificate of Participation (Miscellaneous Revenue)	6.00	11-1-2028	500,000	540,655

Pennsylvania: 5.10%
Allegheny County PA IDA Propel Charter School Sunrise Project (Education Revenue)	5.25	7-15-2023	190,000	184,279
Allegheny County PA RDA Pittsburgh Mills Project (Tax Revenue)	5.60	7-1-2023	500,000	514,690
Dauphin County PA General Authority Office & Parking Riverfront Office Project (Miscellaneous Revenue)	6.00	1-1-2025	190,000	190,048
East Hempfield Township PA IDA Student Services Incorporated Student Housing Project Millersville University (Education Revenue)	5.00	7-1-2029	500,000	531,555
Philadelphia PA Hospital & HEFAR Temple University Health System Series B (Health Revenue)	6.25	7-1-2023	250,000	265,840
Philadelphia PA IDA Tacony Academy Charter School Project (Education Revenue)	6.88	6-15-2033	375,000	389,771

				2,076,183

Puerto Rico: 6.84%
Puerto Rico Commonwealth (Miscellaneous Revenue, AGM Insured)	5.50	7-1-2015	50,000	51,336
Puerto Rico Commonwealth CAB (Miscellaneous Revenue, National Insured) ¤	0.00	7-1-2015	215,000	200,589
Puerto Rico Commonwealth Public Improvement Refunding Bond Series A (Tax Revenue, National Insured)	5.50	7-1-2016	725,000	759,256
Puerto Rico Electric Power Authority (Utilities Revenue, National Insured) %%	5.00	7-1-2016	50,000	50,000
Puerto Rico Electric Power Authority Refunding Bond Series KK (Utilities Revenue, National Insured) %%	5.50	7-1-2015	480,000	487,416
Puerto Rico Electric Power Authority Refunding Bond Series UU (Utilities Revenue, AGM Insured) %%	5.00	7-1-2016	405,000	414,639
Puerto Rico Electric Power Authority Series OO (Utilities Revenue, National Insured)	5.00	7-1-2014	45,000	45,001
Puerto Rico Electric Power Authority Series UU (Utilities Revenue) ±	1.27	7-1-2020	265,000	108,700
Puerto Rico Government Development Bank (Miscellaneous Revenue, National Insured) ±	4.75	12-1-2015	100,000	100,846

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage High Yield Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority Revenue (Tax Revenue, AGM Insured)	5.50%	7-1-2015	$50,000	$51,276
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Education Revenue)	5.00	10-1-2016	500,000	516,250

				2,785,309

Rhode Island: 0.33%
Rhode Island Tobacco Settlement Financing Corporation Series A (Tobacco Revenue)	6.00	6-1-2023	135,000	135,009

South Carolina: 1.35%
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2017	152,230	123,656
Lee County SC School Facilities Incorporated Series 2006 (Miscellaneous Revenue, Radian Insured)	6.00	12-1-2031	215,000	225,385
South Carolina EDA York Preparatory Academy Project Series A (Education Revenue)	5.75	11-1-2023	200,000	201,852

				550,893

Tennessee: 0.33%
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	2-1-2022	120,000	134,530

Texas: 3.21%
Arlington TX Higher Education Finance Corporation Universal Academy Series A (Education Revenue)	7.00	3-1-2034	320,000	329,693
Houston TX Airport System United Airlines Incorporated Terminal E Project (Airport Revenue)	4.50	7-1-2020	500,000	514,840
Texas Gas Supply SA Energy Acquisition Public Facilities Corporation (Utilities Revenue)	5.50	8-1-2027	190,000	217,974
Texas Private Activity Surface Transportation Corporation Project NTE Mobility Partners Segments LLC (Transportation Revenue)	7.00	12-31-2038	200,000	243,944

				1,306,451

Vermont: 0.43%
Burlington VT International Airport Project Series A (Airport Revenue)	4.00	7-1-2028	200,000	174,886

Washington: 0.65%
Skagit County WA Public Hospital District #1 Skagit Valley Hospital Project (Health Revenue)	5.25	12-1-2025	250,000	266,098

West Virginia: 0.70%
West Virginia Hospital Finance Authority (Health Revenue)	6.25	10-1-2023	270,000	285,139

Wisconsin: 2.85%
Wisconsin PFA Education Revenue Coral Academy Science Las Vegas Series A (Education Revenue)	5.00	7-1-2024	500,000	515,080
Wisconsin PFA Senior Living Revenue 50 Rose Villa Project Series B-3 (Health Revenue) %%	3.75	11-15-2019	500,000	501,950
Wisconsin HEFA (Health Revenue)	6.88	12-1-2023	145,000	145,196

				1,162,226

Total Municipal Obligations (Cost $34,829,734)				35,801,655

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage High Yield Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Yield	Shares	Value

Short-Term Investments: 18.49%

Investment Companies: 18.49%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class ##(l)(u)	0.01%	7,533,226	$7,533,226

Total Short-Term Investments (Cost $7,533,226)			7,533,226

Total investments in securities
(Cost $42,362,960) *	106.39%	43,334,881
Other assets and liabilities, net	(6.39)	(2,603,359)

Total net assets	100.00%	$40,731,522

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

##	All or a portion of this security is segregated for when-issued securities.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $42,362,960 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,102,570
Gross unrealized losses	(130,649)

Net unrealized gains	$971,921

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2014	Wells Fargo Advantage High Yield Municipal Bond Fund	15

Assets
Investments
In unaffiliated securities, at value (see cost below)	$35,801,655
In affiliated securities, at value (see cost below)	7,533,226

Total investments, at value (see cost below)	43,334,881
Receivable for investments sold	75,000
Receivable for Fund shares sold	494,863
Receivable for interest	400,716
Prepaid expenses and other assets	23,562

Total assets	44,329,022

Liabilities
Dividends payable	20,794
Payable for investments purchased	3,497,103
Payable for Fund shares redeemed	7,137
Advisory fee payable	6,980
Distribution fees payable	1,235
Administration fees payable	4,434
Accrued expenses and other liabilities	59,817

Total liabilities	3,597,500

Total net assets	$40,731,522

NET ASSETS CONSIST OF
Paid-in capital	$39,513,015
Undistributed net investment income	612
Accumulated net realized gains on investments	245,974
Net unrealized gains on investments	971,921

Total net assets	$40,731,522

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$4,021,606
Shares outstanding – Class A1	392,177
Net asset value per share – Class A	$10.25
Maximum offering price per share – Class A2	$10.73
Net assets – Class C	$2,323,158
Shares outstanding – Class C1	226,572
Net asset value per share – Class C	$10.25
Net assets – Administrator Class	$3,281,737
Shares outstanding – Administrator Class[1]	319,962
Net asset value per share – Administrator Class	$10.26
Net assets – Institutional Class	$31,105,021
Shares outstanding – Institutional Class[1]	3,033,199
Net asset value per share – Institutional Class	$10.25

Investments in unaffiliated securities, at cost	$34,829,734

Investments in affiliated securities, at cost	$7,533,226

Total investments, at cost	$42,362,960

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage High Yield Municipal Bond Fund	Statement of operations—year ended June 30, 2014

Investment income
Interest	$890,763
Income from affiliated securities	249

Total investment income	891,012

Expenses
Advisory fee	82,520
Administration fees
Fund level	9,169
Class A	2,299
Class C	1,216
Administrator Class	1,531
Institutional Class	11,687
Shareholder servicing fees
Class A	3,593
Class C	1,900
Administrator Class	3,828
Distribution fees
Class C	5,700
Custody and accounting fees	6,691
Professional fees	35,612
Registration fees	85,532
Shareholder report expenses	24,013
Trustees’ fees and expenses	16,195
Other fees and expenses	6,301

Total expenses	297,787
Less: Fee waivers and/or expense reimbursements	(174,272)

Net expenses	123,515

Net investment income	767,497

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	245,987
Net change in unrealized gains (losses) on investments	1,515,434

Net realized and unrealized gains (losses) on investments	1,761,421

Net increase in net assets resulting from operations	$2,528,918

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage High Yield Municipal Bond Fund	17

	Year ended June 30, 2014		Year ended June 30, 2013[1]

Operations
Net investment income		$767,497		$134,604
Net realized gains on investments		245,987		30,283
Net change in unrealized gains (losses) on investments		1,515,434		(543,513)

Net increase (decrease) in net assets resulting from operations		2,528,918		(378,626)

Distributions to shareholders from
Net investment income
Class A		(57,222)		(9,027)
Class C		(23,934)		(4,731)
Administrator Class		(63,330)		(6,388)
Institutional Class		(623,013)		(113,844)
Net realized gains
Class A		(2,293)		0
Class C		(1,054)		0
Administrator Class		(3,220)		0
Institutional Class		(23,729)		0

Total distributions to shareholders		(797,795)		(133,990)

Capital share transactions	Shares		Shares

Proceeds from shares sold
Class A	304,894	3,080,206	104,214	1,047,708
Class C	174,391	1,758,951	50,040	500,400
Administrator Class	262,863	2,583,587	50,000	500,000
Institutional Class	2,116,210	20,969,164	853,842	8,538,400

		28,391,908		10,586,508

Reinvestment of distributions
Class A	3,852	37,921	644	6,383
Class C	2,345	22,953	478	4,731
Administrator Class	6,786	66,550	644	6,388
Institutional Class	55,535	543,602	11,467	113,745

		671,026		131,247

Payment for shares redeemed
Class A	(21,424)	(218,363)	(3)	(31)
Class C	(682)	(6,932)	0	0
Administrator Class	(331)	(3,394)	0	0
Institutional Class	(6)	(56)	(3,849)	(38,898)

		(228,745)		(38,929)

Net increase in net assets resulting from capital share transactions		28,834,189		10,678,826

Total increase in net assets		30,565,312		10,166,210

Net assets
Beginning of period		10,166,210		0

End of period		$40,731,522		$10,166,210

Undistributed net investment income		$612		$614

1.	For the period from January 31, 2013 (commencement of operations) to June 30, 2013

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage High Yield Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2014	2013[1]
Net asset value, beginning of period	$9.52	$10.00
Net investment income	0.40	0.13
Net realized and unrealized gains (losses) on investments	0.75	(0.49)

Total from investment operations	1.15	(0.36)
Distributions to shareholders from
Net investment income	(0.40)	(0.12)
Net realized gains	(0.02)	0.00

Total distributions to shareholders	(0.42)	(0.12)
Net asset value, end of period	$10.25	$9.52
Total return[2]	12.41%	(3.61)%
Ratios to average net assets (annualized)
Gross expenses	1.90%	3.45%
Net expenses	0.85%	0.85%
Net investment income	3.98%	3.21%
Supplemental data
Portfolio turnover rate	65%	69%
Net assets, end of period (000s omitted)	$4,022	$998

1.	For the period from January 31, 2013 (commencement of operations) to June 30, 2013

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Yield Municipal Bond Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2014	2013[1]
Net asset value, beginning of period	$9.52	$10.00
Net investment income	0.33	0.09
Net realized and unrealized gains (losses) on investments	0.75	(0.48)

Total from investment operations	1.08	(0.39)
Distributions to shareholders from
Net investment income	(0.33)	(0.09)
Net realized gains	(0.02)	0.00

Total distributions to shareholders	(0.35)	(0.09)
Net asset value, end of period	$10.25	$9.52
Total return[2]	11.58%	(3.89)%
Ratios to average net assets (annualized)
Gross expenses	2.58%	4.05%
Net expenses	1.60%	1.60%
Net investment income	3.15%	2.25%
Supplemental data
Portfolio turnover rate	65%	69%
Net assets, end of period (000s omitted)	$2,323	$481

1.	For the period from January 31, 2013 (commencement of operations) to June 30, 2013

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage High Yield Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2014	2013[1]
Net asset value, beginning of period	$9.52	$10.00
Net investment income	0.41	0.13
Net realized and unrealized gains (losses) on investments	0.76	(0.48)

Total from investment operations	1.17	(0.35)
Distributions to shareholders from
Net investment income	(0.41)	(0.13)
Net realized gains	(0.02)	0.00

Total distributions to shareholders	(0.43)	(0.13)
Net asset value, end of period	$10.26	$9.52
Total return[2]	12.63%	(3.57)%
Ratios to average net assets (annualized)
Gross expenses	1.80%	3.24%
Net expenses	0.75%	0.75%
Net investment income	4.14%	3.10%
Supplemental data
Portfolio turnover rate	65%	69%
Net assets, end of period (000s omitted)	$3,282	$482

1.	For the period from January 31, 2013 (commencement of operations) to June 30, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Yield Municipal Bond Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2014	2013[1]
Net asset value, beginning of period	$9.52	$10.00
Net investment income	0.42	0.13
Net realized and unrealized gains (losses) on investments	0.75	(0.48)

Total from investment operations	1.17	(0.35)
Distributions to shareholders from
Net investment income	(0.42)	(0.13)
Net realized gains	(0.02)	0.00

Total distributions to shareholders	(0.44)	(0.13)
Net asset value, end of period	$10.25	$9.52
Total return[2]	12.70%	(3.52)%
Ratios to average net assets (annualized)
Gross expenses	1.53%	2.97%
Net expenses	0.60%	0.60%
Net investment income	4.26%	3.25%
Supplemental data
Portfolio turnover rate	65%	69%
Net assets, end of period (000s omitted)	$31,105	$8,204

1.	For the period from January 31, 2013 (commencement of operations) to June 30, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage High Yield Municipal Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage High Yield Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements	Wells Fargo Advantage High Yield Municipal Bond Fund	23

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$35,801,655	$0	$35,801,655

Short-term investments
Investment companies	7,533,226	0	0	7,533,226
Total assets	$7,533,226	$35,801,655	$0	$43,334,881

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

24	Wells Fargo Advantage High Yield Municipal Bond Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase. For the year ended June 30, 2014, the advisory fee was equivalent to an annual rate of 0.45% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.75% for Administrator Class shares and 0.60% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A and Class C shares. For the year ended June 30, 2014, Funds Distributor received $2,640 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2014 were $35,281,287 and $11,142,922, respectively.

Notes to financial statements	Wells Fargo Advantage High Yield Municipal Bond Fund	25

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2014, the Fund paid $25 in commitment fees.

For the year ended June 30, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	Year ended June 30
	2014	2013
Ordinary income	$30,296	$0
Tax-exempt income	767,499	133,990

As of June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains
$227,064	$21,406	$18,910	$971,921

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Advantage High Yield Municipal Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage High Yield Municipal Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage High Yield Municipal Bond Fund as of June 30, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2014

Other information (unaudited)	Wells Fargo Advantage High Yield Municipal Bond Fund	27

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2014.

For the fiscal year ended June 30, 2014, $30,296 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage High Yield Municipal Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage High Yield Municipal Bond Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

30	Wells Fargo Advantage High Yield Municipal Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “ May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage High Yield Municipal Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board acknowledged that the Fund is newly formed and has no performance record. The Board noted that it considered the performance of other accounts managed by the Sub-Advisers utilizing an investment style and strategy similar to that of the Fund when the Board initially approved the Advisory Agreements for the Fund at an in-person meeting of the Board held on November 6-7, 2012, including how such accounts performed in relation to the Fund’s

Other information (unaudited)	Wells Fargo Advantage High Yield Municipal Bond Fund	31

benchmark index. The Board noted that it would have the opportunity to review performance information relating to the Fund on an on-going basis and in connection with future annual reviews of advisory agreements.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It

32	Wells Fargo Advantage High Yield Municipal Bond Fund	Other information (unaudited)

considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage High Yield Municipal Bond Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

226289 08-14 A264/AR264 06-14

Wells Fargo Advantage

Intermediate Tax/AMT-Free Fund

Annual Report

June 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund for the 12-month period that ended June 30, 2014. The past year was marked by continued accommodative monetary policies and modest U.S. economic growth. Interest rates rose during the first half of the reporting period and then enjoyed a sustained rally in the second half. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, gained 6.14% for the 12 months that ended June 30, 2014.

Monetary policy remained accommodative, and economic growth appeared sustainable.

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero. Entering the reporting period, however, Fed officials had begun to discuss tapering its asset-purchase program, which purchased agency mortgage-backed securities and U.S. Treasuries to support the housing market and to keep interest rates low. By its mid-December 2013 meeting, the Fed conveyed confidence in the strength of the economy by announcing it would begin tapering in January 2014. If economic conditions continue to improve, the Fed is expected to end its asset purchases by year-end. The Fed’s leadership transition from Ben Bernanke to Janet Yellen was largely seamless.

Economic activity appeared to reaccelerate to a modest pace despite a severe weather-related shortfall in the first quarter 2014, and current forecasts generally expect continued moderate growth going forward. Accommodative monetary policies, improved labor markets, healthy corporate profits, and improved credit conditions all helped underpin modest U.S. economic growth and suggest that yields could be poised to move higher.

The municipal bond market faced challenges in 2013 but recovered in 2014.

As U.S. Treasury yields rose in the second half of 2013 on concerns about the impact of tapering, so did municipal yields. In addition, dollars flowed out of municipal funds at the end of 2013. Investors pulled nearly $50 billion out of municipal bond funds during that time. Many were likely spooked by the news coming out of Detroit and Puerto Rico. Others may have feared that the Fed would let rates rise significantly. Still others may have done some tax-loss selling.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit. In addition, low yields and attractive valuations enticed investors to reach for yield, further helping lower-rated credits and longer-term bonds to outperform. Credit spreads narrowed but remained above their long-term average across medium- and lower-quality credit tiers. The historically steep yield curve, which had made longer-term bond yields attractive to investors, flattened significantly as longer-term yields declined more than short-term yields. In this environment, municipal bond funds experienced positive inflows for much of the first half of 2014.

Developments in Detroit and Puerto Rico were due to weak financial and economic situations specific to locale rather than reflecting systemic problems across the municipal bond market. In fact, the vast majority of state and local municipal issuers experienced improved fundamental situations. The city of

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	3

Detroit continued to negotiate with its creditors as it seeks to exit bankruptcy, which has resulted in multiple changes to its plan of adjustment. Puerto Rico remained under severe economic and fiscal stress. In late June 2014, the commonwealth enacted a law that provides a path to restructuring its debt to three of its public corporations, including the Puerto Rico Electric Power Authority. While this legislation was designed to shore up general obligation debt, the ability of the public corporations to pay debt service was called into question, causing further credit downgrades by the rating agencies as well as a sharp sell-off in their debt.

While yields have been at historically low levels, there is a risk of rising rates and negative bond returns. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Lyle J. Fitterer, CFA, CPA

Robert J. Miller

Average annual total returns1 (%) as of June 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFTAX)	7-31-2007	2.21	5.13	4.29	5.37	5.78	4.61	0.80	0.70
Class C (WFTFX)	7-31-2007	3.59	4.99	3.84	4.59	4.99	3.84	1.55	1.45
Administrator Class (WFITX)	3-31-2008	–	–	–	5.47	5.90	4.69	0.74	0.60
Institutional Class (WITIX)	3-31-2008	–	–	–	5.75	6.09	4.83	0.47	0.42
Investor Class (SIMBX)	7-31-2001	–	–	–	5.34	5.76	4.60	0.83	0.73
Barclays Municipal Bond 1-15 Year Blend Index[4]	–	–	–	–	5.19	4.81	4.57	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	5

Growth of $10,000 investment[5] as of June 30, 2014

1.	Historical performance shown for Class A shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of Investor Class shares, no such adjustment is reflected). Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through October 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	Barclays Municipal Bond 1-15 Year Blend Index is the 1-15 Year Blend component of the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is an unmanaged index composed of tax-exempt bonds with maturities between six and eight years and a minimum credit rating of Baa. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond 1-15 Year Blend Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

6.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A fund’s duration is the weighted average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or fund’s) price for a 100-basis-point change in Treasury yields.

7.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes on a scale SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bond on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

8.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmark, the Barclays Municipal Bond 1-15 Year Blend Index, for the 12-month period that ended June 30, 2014.

■	Sector and individual security selection were the largest contributors to performance. An overweight to essential-services revenue bonds relative to general obligation (GO) bonds and prerefunded bonds helped, as did limited exposure to Puerto Rico and Detroit.

■	An overweight to A-rated and BBB-rated bonds was also positive as lower-rated investment-grade bonds, excluding Puerto Rico, outperformed and had higher levels of income.

■	The Fund’s conservative duration[6] positioning was a detractor from performance because the market rallied. Our yield-curve positioning was positive, and the Fund benefited from a flattening of the yield curve.

The municipal market faced higher yields early in the period and then rallied.

The first six months of the fiscal year saw substantial volatility. The 10-year Treasury yield climbed from 2.48% at the beginning of the period and plateaued near 3% between September and December 2013. As planned, the U.S. Federal Reserve (Fed) began tapering in January 2014, yet the market rallied because the Fed’s policy had already been priced into market yield levels. Treasury yields declined, bottoming at 2.44% on May 28, 2014. The Fed maintained its stated plan for reducing its bond purchases at each meeting. Economic growth was mixed but generally positive.

Municipal yields also ended the fiscal year lower across the curve. Municipal bond fund outflows in the latter half of 2013 turned to positive inflows in the first half of 2014. We believe investor demand combined with limited supply—both new issue and refunding volume—drove yields lower. Investors’ demand for yield also caused credit spreads to compress and long-term bonds to outperform.

Meanwhile, although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. Detroit filed for bankruptcy on July 18, 2013, following decades of decline, and has pursued a course of debt restructuring. Puerto Rico also came under pressure as the depth and breadth of their financial mismanagement became increasingly clear. The commonwealth passed legislation in late June 2014 that allows certain public corporations to restructure their debt, and the bill has subsequently been challenged in the courts. In our view, municipal defaults will likely remain extremely rare and we believe neither Puerto Rico nor Detroit appear indicative of systemic municipal market risk.

Credit quality[7] as of June 30, 2014

We focused on duration, yield curve, credit, and security selection decisions this past year.

While we tactically moved the Fund’s duration positioning throughout the year to take advantage of seasonal and supply/demand patterns in the market, we generally kept overall duration short relative to the benchmark, which hindered performance as the market rallied. We were net buyers throughout the summer 2013 market sell-off when valuations were compelling. As the market recovered, we tactically traded book yield for capital preservation as we sold these securities into strength.

The Fund was positioned to benefit from the steep yield curve. The curve did indeed flatten, and although we believe it will flatten further over the longer term, we

reduced our flattening bias because we believe the curve may initially steepen with long-maturity yields moving higher before a secular flattening trend emerges on the heels of higher short-term yields.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	7

Effective maturity distribution[8] as of June 30, 2014

We began the period overweight in A-rated and BBB-rated municipal bonds and tactically reduced the overweight as those holdings outperformed. We purposefully remained overweight in lower-rated credit, believing that as the economy improves there will be further opportunity for outperformance of lower-rated securities. The Fund benefited from its limited exposure to both Detroit and Puerto Rico. We own three Puerto Rico issues, which together account for 0.23% exposure. One is insured; the second is backed by the U.S. Department of Housing and Urban Development; and the third, Puerto Rico Electric Power Authority, represents a 0.07% exposure.

Going forward, we expect to continue a defensive posture in the Fund.

With the economy continuing to improve and the Fed tapering well underway, we believe interest rates are biased higher. We are monitoring macroeconomic trends and municipal-specific events for tactical opportunities as we transition to higher rates. We expect economic growth to accelerate through the end of the calendar year, and while the Fed is unlikely to raise its target rate until sometime late in 2015, we believe its quantitative easing program will likely be completed by year-end.

Please see footnotes on page 5.

8	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2014	Ending account value 6-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,048.38	$3.56	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Class C
Actual	$1,000.00	$1,044.51	$7.35	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Administrator Class
Actual	$1,000.00	$1,048.86	$3.05	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,049.76	$2.13	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.11	0.42%
Investor Class
Actual	$1,000.00	$1,048.22	$3.71	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$3.66	0.73%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—June 30, 2014	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	9

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/intermediatetaxamtfree.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Municipal Obligations: 90.86%

Alabama: 0.73%
Other securities				$14,813,733	0.73%

Alaska: 0.19%
Other securities				3,970,925	0.19

Arizona: 1.06%
Other securities				21,603,622	1.06

Arkansas: 0.83%
Pulaski County AR HCFR Catholic Healthcare Series B (Health Revenue, U.S. Bank NA SPA) ø	0.10%	12-1-2028	$16,900,000	16,900,000	0.83

California: 13.61%
Bay Area CA Toll Authority Toll Bridge Revenue San Francisco Bay Area Series A (Transportation Revenue) ±	1.31	4-1-2036	20,000,000	20,234,800	0.99
California Public Works Board (Various Revenue) µ	5.00-6.25	12-1-2019 to 4-1-2034	13,560,000	15,296,064	0.75
California Public Works Board Regents University of California Series G (Miscellaneous Revenue)	5.00	12-1-2030	12,110,000	14,927,028	0.73
California Statewide CDA Kaiser Permanente Series E (Health Revenue) ø	0.04	11-1-2036	10,000,000	10,000,000	0.49
California Various Purposes (GO)	6.00	4-1-2038	8,055,000	9,488,548	0.47
Los Angeles CA Harbor Department Series C (Airport Revenue)	5.25	8-1-2023	7,725,000	9,166,871	0.45
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.88	7-1-2027	14,000,000	12,540,080	0.61
University of California Limited Project Series G (Health Revenue)	5.25	5-15-2030	15,000,000	17,421,750	0.85
Other securities				168,652,136	8.27

				277,727,277	13.61

Colorado: 1.56%
Colorado HCFR Catholic Health Initiatives Series B-6 (Health Revenue, JPMorgan Chase & Company SPA) ø	0.10	3-1-2044	19,000,000	19,000,000	0.93
Other securities				12,752,010	0.63

				31,752,010	1.56

Connecticut: 1.20%
Other securities				24,433,675	1.20

District of Columbia: 0.71%
Other securities				14,497,488	0.71

Florida: 4.92%
Miami FL HFA Jewish Home & Hospital Project (Health Revenue, SunTrust Bank LOC) ø	0.21	8-1-2026	7,620,000	7,620,000	0.37

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Summary portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets
Palm Beach County FL PFOTER Series 4615 (Miscellaneous Revenue, Dexia Credit Local LIQ) ø	0.41%	8-1-2029	$10,000,000	$10,000,000	0.49%
Putnam County FL Development Authority PCR Seminole Project Series A (Utilities Revenue, Ambac Insured) ±	5.35	3-15-2042	7,460,000	8,472,993	0.42
Other securities				74,283,891	3.64

				100,376,884	4.92

Georgia: 0.71%
Other securities				14,469,603	0.71

Guam: 0.59%
Other securities				12,017,517	0.59

Idaho: 0.16%
Other securities				3,335,246	0.16

Illinois: 16.29%
Chicago IL Board of Education (GO) µ	0.00-6.00	12-1-2021 to 12-1-2031	12,615,000	13,196,737	0.64
Chicago IL Board of Education Series A (GO, National Insured) ¤	0.00	12-1-2018	10,850,000	9,846,918	0.48
Chicago IL Board of Education Series A3 (GO) ±	0.89	3-1-2036	10,000,000	9,719,500	0.48
Chicago IL Board of Education Series B (GO, Ambac Insured)	5.00	12-1-2021	7,685,000	7,997,626	0.39
Chicago IL Board of Education Series C (GO)	5.25	12-1-2023	9,980,000	11,216,622	0.55
Chicago IL (GO) µ	4.00-5.65	1-1-2018 to 1-1-2037	26,740,000	28,585,703	1.40
Chicago IL Series G (GO, Ambac Insured)	5.00	12-1-2024	16,865,000	18,043,189	0.88
Cook County IL Series A (GO)	5.25	11-15-2022	7,240,000	8,292,768	0.41
Cook County IL Series A (GO)	5.25	11-15-2023	7,680,000	8,716,800	0.43
Illinois (Various Revenue) µ	4.75-5.25	10-1-2015 to 7-1-2023	24,225,000	26,090,919	1.28
Illinois (Tax Revenue)	5.00	6-15-2023	16,800,000	19,982,256	0.98
Illinois Regional Transportation Authority (Tax Revenue, AGM Insured)	5.75	6-1-2018	6,790,000	7,984,497	0.39
Illinois Regional Transportation Authority (Tax Revenue, National/FHA Insured)	6.50	7-1-2026	7,815,000	10,359,564	0.51
Metropolitan Pier & Exposition Authority Illinois Hospitality Facilities (Miscellaneous Revenue, Dexia Credit Local LIQ) 144Aø	0.23	7-1-2026	9,950,000	9,950,000	0.49
Will County IL Community Unified School District CAB (GO, National Insured) ¤	0.00	11-1-2018	9,730,000	8,908,691	0.44
Other securities				133,597,243	6.54

				332,489,033	16.29

Indiana: 2.32%
Indiana HEFA Ascension Health Series B3 (Health Revenue) ±	2.00	11-15-2031	15,000,000	15,202,800	0.75
Other securities				32,180,534	1.57

				47,383,334	2.32

Iowa: 0.84%
Other securities				17,065,016	0.84

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2014	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Kansas: 0.16%
Other securities				$3,267,725	0.16%

Kentucky: 0.67%
Other securities				13,725,562	0.67

Louisiana: 1.69%
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A1 (Industrial Development Revenue) ø	0.30%	11-1-2040	$8,615,000	8,615,000	0.42
Other securities				25,953,036	1.27

				34,568,036	1.69

Maryland: 0.03%
Other securities				533,635	0.03

Massachusetts: 1.49%
Massachusetts HEFA Series G-6 (Health Revenue) ±	0.94	7-1-2038	14,000,000	14,008,680	0.69
Other securities				16,314,635	0.80

				30,323,315	1.49

Michigan: 6.33%
Detroit MI City School District (GO, AGM/Qualified School Board Loan Fund Insured)	5.00	5-1-2019	8,000,000	8,250,720	0.40
Detroit MI Financial Recovery Bonds (GO) ±	3.50	10-7-2016	10,000,000	9,994,200	0.49
Detroit MI Sewage Disposal System Refunding Balance Senior Lien Series B (Water & Sewer Revenue, AGM Insured)	7.50	7-1-2033	10,000,000	10,963,600	0.54
Detroit MI Sewage Disposal System (Water & Sewer Revenue) µ	5.25 –5.50	7-1-2017 to 7-1-2022	10,700,000	10,931,347	0.53
Michigan PFOTER Series 4711 (GO, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) 144Aø	0.58	5-1-2029	9,940,000	9,940,000	0.49
Other securities				79,096,307	3.88

				129,176,174	6.33

Minnesota: 0.58%
Other securities				11,920,529	0.58

Mississippi: 0.61%
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project Series A (Water & Sewer Revenue, AGM Insured)	5.00	9-1-2030	10,000,000	11,005,100	0.54
Other securities				1,456,280	0.07

				12,461,380	0.61

Missouri: 0.26%
Other securities				5,323,494	0.26

Nebraska: 0.15%
Other securities				3,102,764	0.15

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Summary portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Nevada: 1.64%
Clark County NV School District Series A (GO, National Insured)	5.00%	6-15-2019	$7,500,000	$7,903,125	0.39%
Other securities				25,642,898	1.25

				33,546,023	1.64

New Hampshire: 0.14%
Other securities				2,769,445	0.14

New Jersey: 4.61%
New Jersey EDA (Various Revenue) µ	5.00-5.25	6-15-2021 to 7-1-2026	5,360,000	6,221,517	0.30
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	1.61	9-1-2027	8,175,000	8,059,242	0.39
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	1.66	3-1-2028	31,000,000	30,546,470	1.50
New Jersey HEFAR Series A (Education Revenue)	5.00	6-1-2019	9,810,000	11,220,874	0.55
New Jersey Transportation Trust Authority Facilities Center Series A (Transportation Revenue, AGM Insured)	5.50	12-15-2022	8,010,000	9,706,999	0.48
New Jersey Transportation Trust Authority Series B (Transportation Revenue)	5.25	12-15-2020	8,305,000	9,734,457	0.48
Other securities				18,584,232	0.91

				94,073,791	4.61

New Mexico: 0.11%
Other securities				2,290,556	0.11

New York: 5.22%
Metropolitan Transportation Authority New York (Various Revenue)	5.00	11-15-2020 to 11-15-2030	19,470,000	22,135,585	1.08
New York NY Municipal Water Finance Authority Series AA3 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.22	6-15-2032	15,000,000	15,000,000	0.74
New York NY Sub Series J-4 (GO) ±	0.61	8-1-2025	10,000,000	10,000,700	0.49
New York Urban Development Corporation Certificate of Participation James A. Farley Post Office Building Refinancing (Miscellaneous Revenue)	4.00	2-1-2015	9,985,000	10,032,029	0.49
Other securities				49,345,141	2.42

				106,513,455	5.22

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2014	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

North Carolina: 0.75%
Other securities				$15,284,775	0.75%

North Dakota: 0.06%
Other securities				1,229,229	0.06

Ohio: 1.04%
Reynoldsburg OH City School District Series DCL-2014-001 (GO, Dexia Credit Local LIQ) 144Aø	0.21%	9-1-2030	$10,000,000	10,000,000	0.49
Other securities				11,310,955	0.55

				21,310,955	1.04

Oklahoma: 0.79%
Other securities				16,146,054	0.79

Oregon: 0.13%
Other securities				2,641,403	0.13

Pennsylvania: 6.04%
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue) ±	1.56	11-1-2039	10,000,000	10,219,900	0.50
Philadelphia PA School District Refunding Bond Series C (GO)	5.00	9-1-2018	8,065,000	9,121,031	0.45
Philadelphia PA Series A (GO)	5.00	9-15-2021	7,000,000	8,057,770	0.39
Philadelphia PA (GO)	5.25	7-15-2028 to 7-15-2032	11,380,000	12,830,038	0.63
Other securities				83,061,941	4.07

				123,290,680	6.04

Puerto Rico: 0.23%
Other securities				4,781,058	0.23

Rhode Island: 0.64%
Other securities				12,961,202	0.64

South Carolina: 0.87%
Other securities				17,717,997	0.87

South Dakota: 0.07%
Other securities				1,504,675	0.07

Tennessee: 1.11%
Tennessee Energy Acquisition Corporation (Utilities Revenue)	5.00-5.25	2-1-2016 to 2-1-2027	19,445,000	21,959,378	1.08
Other securities				711,467	0.03

				22,670,845	1.11

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Summary portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Texas: 6.06%
North Texas Higher Education Authority Incoming Student Loan Series A-2 (Education Revenue) ±	1.33%	7-1-2030	$10,115,000	$10,130,982	0.50%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series A (Resource Recovery Revenue) ø	0.19	12-1-2039	19,000,000	19,000,000	0.93
Texas Municipal Gas Acquisition & Supply Corporation (Utilities Revenue)	0.53-5.00	9-15-2017 to 12-15-2021	10,530,000	11,077,713	0.54
Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Revenue (Utilities Revenue)	5.00	12-15-2023	7,925,000	8,912,138	0.44
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue)	5.00	12-15-2022	8,000,000	9,161,600	0.45
Other securities				65,503,507	3.20

				123,785,940	6.06

Utah: 0.02%
Other securities				445,562	0.02

Virgin Islands: 1.41%
Virgin Islands PFA (Various Revenue)	5.00-6.75	10-1-2014 to 10-1-2029	26,305,000	28,800,445	1.41

Virginia: 0.14%
Other securities				2,798,571	0.14

Washington: 1.28%
Port of Seattle WA Intermediate Lien Series A (Airport Revenue, National Insured)	5.00	3-1-2028	7,475,000	7,662,398	0.37
Other securities				18,514,626	0.91

				26,177,024	1.28

West Virginia: 0.09%
Other securities				1,841,103	0.09

Wisconsin: 0.72%
Other securities				14,615,413	0.72

Total Municipal Obligations (Cost $1,767,840,742)				1,854,434,178	90.86

	Yield		Shares
Short-Term Investments: 8.61%

Investment Companies: 8.61%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01		175,879,117	175,879,117	8.61

Total Short-Term Investments (Cost $175,879,117)				175,879,117	8.61

Total investments in securities
(Cost $1,943,719,859) *				2,030,313,295	99.47%
Other assets and liabilities, net				10,725,993	0.53

Total net assets				$2,041,039,288	100.00%

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2014	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	15

±	Variable rate investment. The rate shown is the rate in effect at period end.

µ	All or some of these obligations have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

*	Cost for federal income tax purposes is $1,943,717,150 and unrealized gains (losses) consists of:

Gross unrealized gains	$93,287,756
Gross unrealized losses	(6,691,611)

Net unrealized gains	$86,596,145

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Statement of assets and liabilities—June 30, 2014

Assets
Investments
In unaffiliated securities, at value (see cost below)	$1,854,434,178
In affiliated securities, at value (see cost below)	175,879,117

Total investments, at value (see cost below)	2,030,313,295
Receivable for investments sold	943,726
Receivable for Fund shares sold	3,960,314
Receivable for interest	18,685,544
Prepaid expenses and other assets	78,734

Total assets	2,053,981,613

Liabilities
Dividends payable	791,260
Payable for investments purchased	3,770,474
Payable for Fund shares redeemed	7,293,200
Advisory fee payable	361,808
Distribution fees payable	35,475
Administration fees payable	289,604
Accrued expenses and other liabilities	400,504

Total liabilities	12,942,325

Total net assets	$2,041,039,288

NET ASSETS CONSIST OF
Paid-in capital	$1,961,078,499
Overdistributed net investment income	(53,941)
Accumulated net realized losses on investments	(6,578,706)
Net unrealized gains on investments	86,593,436

Total net assets	$2,041,039,288

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$264,796,307
Shares outstanding – Class A1	22,964,838
Net asset value per share – Class A	$11.53
Maximum offering price per share – Class A2	$11.89
Net assets – Class C	$57,579,505
Shares outstanding – Class C1	4,993,744
Net asset value per share – Class C	$11.53
Net assets – Administrator Class	$668,517,276
Shares outstanding – Administrator Class[1]	57,945,140
Net asset value per share – Administrator Class	$11.54
Net assets – Institutional Class	$599,686,318
Shares outstanding – Institutional Class[1]	51,942,495
Net asset value per share – Institutional Class	$11.55
Net assets – Investor Class	$450,459,882
Shares outstanding – Investor Class[1]	39,084,511
Net asset value per share – Investor Class	$11.53

Investments in unaffiliated securities, at cost	$1,767,840,742

Investments in affiliated securities, at cost	$175,879,117

Total investments, at cost	$1,943,719,859

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/97.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2014	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	17

Investment income
Interest	$64,954,038
Income from affiliated securities	7,339

Total investment income	64,961,377

Expenses
Advisory fee	6,171,583
Administration fees
Fund level	966,097
Class A	408,738
Class C	97,418
Administrator Class	640,886
Institutional Class	415,018
Investor Class	866,757
Shareholder servicing fees
Class A	638,653
Class C	152,215
Administrator Class	1,599,580
Investor Class	1,138,693
Distribution fees
Class C	456,645
Custody and accounting fees	101,113
Professional fees	56,279
Registration fees	191,278
Shareholder report expenses	94,203
Trustees’ fees and expenses	12,607
Other fees and expenses	51,371

Total expenses	14,059,134
Less: Fee waivers and/or expense reimbursements	(2,033,723)

Net expenses	12,025,411

Net investment income	52,935,966

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(6,566,459)
Net change in unrealized gains (losses) on investments	57,189,271

Net realized and unrealized gains (losses) on investments	50,622,812

Net increase in net assets resulting from operations	$103,558,778

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Statement of changes in net assets

	Year ended June 30, 2014		Year ended June 30, 2013

Operations
Net investment income		$52,935,966		$46,152,134
Net realized gains (losses) on investments		(6,566,459)		12,226,288
Net change in unrealized gains (losses) on investments		57,189,271		(52,358,587)

Net increase in net assets resulting from operations		103,558,778		6,019,835

Distributions to shareholders from
Net investment income
Class A		(6,806,683)		(8,375,999)
Class C		(1,167,688)		(1,226,900)
Administrator Class		(17,700,151)		(14,328,241)
Institutional Class		(15,249,029)		(10,139,743)
Investor Class		(12,014,191)		(12,081,287)
Net realized gains
Class A		(1,658,020)		(1,328,463)
Class C		(385,963)		(292,473)
Administrator Class		(4,201,690)		(2,189,556)
Institutional Class		(3,100,604)		(1,378,786)
Investor Class		(2,907,199)		(1,954,501)

Total distributions to shareholders		(65,191,218)		(53,295,949)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	8,123,203	91,733,863	13,990,153	163,584,131
Class C	739,086	8,370,039	2,184,238	25,540,446
Administrator Class	30,944,915	348,684,118	25,021,280	292,488,188
Institutional Class	32,614,191	368,486,884	27,043,251	316,793,006
Investor Class	9,497,829	107,209,534	24,003,301	280,368,137

		924,484,438		1,078,773,908

Reinvestment of distributions
Class A	718,688	8,105,839	784,471	9,183,231
Class C	121,913	1,373,072	113,736	1,332,487
Administrator Class	1,837,811	20,742,708	1,326,561	15,528,847
Institutional Class	602,370	6,826,959	203,892	2,387,963
Investor Class	1,279,933	14,431,623	1,093,660	12,794,668

		51,480,201		41,227,196

Payment for shares redeemed
Class A	(11,511,229)	(129,437,057)	(15,852,336)	(183,433,296)
Class C	(2,242,496)	(25,241,602)	(1,785,586)	(20,778,135)
Administrator Class	(29,767,171)	(335,954,909)	(14,284,173)	(166,798,011)
Institutional Class	(22,016,202)	(249,004,231)	(14,810,850)	(172,975,152)
Investor Class	(18,219,592)	(204,713,096)	(15,451,561)	(179,615,477)

		(944,350,895)		(723,600,071)

Net increase in net assets resulting from capital share transactions		31,613,744		396,401,033

Total increase in net assets		69,981,304		349,124,919

Net assets
Beginning of period		1,971,057,984		1,621,933,065

End of period		$2,041,039,288		$1,971,057,984

Overdistributed net investment income		$(53,941)		$(50,049)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.31	$11.53	$10.94	$10.81	$10.21
Net investment income	0.30	0.28	0.35	0.36	0.37
Net realized and unrealized gains (losses) on investments	0.29	(0.18)	0.59	0.13	0.60

Total from investment operations	0.59	0.10	0.94	0.49	0.97
Distributions to shareholders from
Net investment income	(0.30)	(0.28)	(0.35)	(0.36)	(0.37)
Net realized gains	(0.07)	(0.04)	(0.00)[1]	0.00	0.00

Total distributions to shareholders	(0.37)	(0.32)	(0.35)	(0.36)	(0.37)
Net asset value, end of period	$11.53	$11.31	$11.53	$10.94	$10.81
Total return[2]	5.37%	0.82%	8.71%	4.57%	9.64%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.80%	0.81%	0.82%	0.85%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.66%	2.36%	3.07%	3.27%	3.47%
Supplemental data
Portfolio turnover rate	29%	24%	38%	52%	61%
Net assets, end of period (000s omitted)	$264,796	$289,931	$307,991	$239,853	$220,688

1.	Amount is less than $0.005.

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.31	$11.53	$10.94	$10.81	$10.21
Net investment income	0.22	0.19	0.27	0.28	0.29
Net realized and unrealized gains (losses) on investments	0.29	(0.18)	0.59	0.13	0.60

Total from investment operations	0.51	0.01	0.86	0.41	0.89
Distributions to shareholders from
Net investment income	(0.22)	(0.19)	(0.27)	(0.28)	(0.29)
Net realized gains	(0.07)	(0.04)	(0.00)[1]	0.00	0.00

Total distributions to shareholders	(0.29)	(0.23)	(0.27)	(0.28)	(0.29)
Net asset value, end of period	$11.53	$11.31	$11.53	$10.94	$10.81
Total return[2]	4.59%	0.07%	7.90%	3.80%	8.82%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.55%	1.56%	1.57%	1.61%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.92%	1.61%	2.32%	2.54%	2.68%
Supplemental data
Portfolio turnover rate	29%	24%	38%	52%	61%
Net assets, end of period (000s omitted)	$57,580	$72,106	$67,598	$50,157	$29,666

1.	Amount is less than $0.005.

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.32	$11.54	$10.95	$10.82	$10.21
Net investment income	0.31	0.29	0.36	0.37	0.38
Net realized and unrealized gains (losses) on investments	0.29	(0.18)	0.59	0.13	0.62

Total from investment operations	0.60	0.11	0.95	0.50	1.00
Distributions to shareholders from
Net investment income	(0.31)	(0.29)	(0.36)	(0.37)	(0.39)
Net realized gains	(0.07)	(0.04)	(0.00)[1]	0.00	0.00

Total distributions to shareholders	(0.38)	(0.33)	(0.36)	(0.37)	(0.39)
Net asset value, end of period	$11.54	$11.32	$11.54	$10.95	$10.82
Total return	5.47%	0.92%	8.81%	4.68%	9.85%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.74%	0.75%	0.76%	0.77%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.76%	2.46%	3.18%	3.39%	3.51%
Supplemental data
Portfolio turnover rate	29%	24%	38%	52%	61%
Net assets, end of period (000s omitted)	$668,517	$621,627	$494,528	$343,666	$139,551

1.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.32	$11.54	$10.96	$10.82	$10.22
Net investment income	0.33	0.31	0.38	0.39	0.39
Net realized and unrealized gains (losses) on investments	0.30	(0.18)	0.58	0.14	0.61

Total from investment operations	0.63	0.13	0.96	0.53	1.00
Distributions to shareholders from
Net investment income	(0.33)	(0.31)	(0.38)	(0.39)	(0.40)
Net realized gains	(0.07)	(0.04)	(0.00)[1]	0.00	0.00

Total distributions to shareholders	(0.40)	(0.35)	(0.38)	(0.39)	(0.40)
Net asset value, end of period	$11.55	$11.32	$11.54	$10.96	$10.82
Total return	5.75%	1.10%	8.91%	4.86%	10.05%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.48%	0.49%	0.49%	0.51%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	2.94%	2.65%	3.32%	3.55%	3.69%
Supplemental data
Portfolio turnover rate	29%	24%	38%	52%	61%
Net assets, end of period (000s omitted)	$599,686	$461,403	$326,772	$129,033	$109,593

1.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	23

(For a share outstanding throughout each period)

	Year ended June 30
INVESTOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.31	$11.52	$10.94	$10.81	$10.20
Net investment income	0.30	0.27	0.35	0.35	0.37
Net realized and unrealized gains (losses) on investments	0.29	(0.17)	0.58	0.13	0.61

Total from investment operations	0.59	0.10	0.93	0.48	0.98
Distributions to shareholders from
Net investment income	(0.30)	(0.27)	(0.35)	(0.35)	(0.37)
Net realized gains	(0.07)	(0.04)	(0.00)[1]	0.00	0.00

Total distributions to shareholders	(0.37)	(0.31)	(0.35)	(0.35)	(0.37)
Net asset value, end of period	$11.53	$11.31	$11.52	$10.94	$10.81
Total return	5.34%	0.88%	8.58%	4.54%	9.70%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.83%	0.84%	0.85%	0.91%
Net expenses	0.73%	0.73%	0.73%	0.73%	0.75%
Net investment income	2.63%	2.33%	3.06%	3.24%	3.44%
Supplemental data
Portfolio turnover rate	29%	24%	38%	52%	61%
Net assets, end of period (000s omitted)	$450,460	$525,990	$425,044	$400,794	$461,890

1.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	25

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized losses on investments
$(2,116)	$2,116

As of June 30, 2014, the Fund had capital loss carryforwards which consist of $6,581,418 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$1,851,883,553	$2,550,625	$1,854,434,178

Short-term investments
Investment companies	175,879,117	0	0	175,879,117
Total assets	$175,879,117	$1,851,883,553	$2,550,625	$2,030,313,295

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2014, the advisory fee was equivalent to an annual rate of 0.32% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, 0.60% for Administrator Class shares, 0.42% for Institutional Class shares and 0.73% for Investor Class Shares.

Notes to financial statements	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	27

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A and Class C shares. For the year ended June 30, 2014, Funds Distributor received $19,992 from the sale of Class A shares and $1,439 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2014 were $509,341,373 and $743,151,106, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2014, the Fund paid $2,346 in commitment fees.

For the year ended June 30, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	Year ended June 30
	2014	2013
Ordinary income	$2,012,266	$0
Tax-exempt income	52,939,858	46,152,170
Long-term capital gain	10,239,094	7,143,779

As of June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward
$752,196	$86,596,145	$(6,581,418)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and summary portfolio of investments of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund as of June 30, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2014

Other information (unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	29

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $10,239,094 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2014.

For the fiscal year ended June 30, 2014, $2,012,266 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2014.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “ May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	33

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays Municipal Bond 1-15 Year Blend Index, for the three-, and five-, and ten-year periods under review, and lower than its benchmark for the one-year period under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the one-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. The Board noted the positive performance of the Fund relative to the Universe for all periods under review and relative to the benchmark for the three-, and five-, and ten-year periods under review. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes except for the Investor Class. However, the Board noted that the net operating expense ratios of the Fund, including those of the Investor Class, were equal to or in range of the median net operating expense ratios of the expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

34	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Other information (unaudited)

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

226290 08-14 A251/AR251 06-14

Wells Fargo Advantage Minnesota Tax-Free Fund

Annual Report

June 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Minnesota Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Minnesota Tax-Free Fund for the 12-month period that ended June 30, 2014. The past year was marked by continued accommodative monetary policies and modest U.S. economic growth. Interest rates rose during the first half of the reporting period and then enjoyed a sustained rally in the second half. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, gained 6.14% for the 12 months that ended June 30, 2014.

Monetary policy remained accommodative, and economic growth appeared sustainable.

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero. Entering the reporting period, however, Fed officials had begun to discuss tapering its asset-purchase program, which purchased agency mortgage-backed securities and U.S. Treasuries to support the housing market and to keep interest rates low. By its mid-December 2013 meeting, the Fed conveyed confidence in the strength of the economy by announcing it would begin tapering in January 2014. If economic conditions continue to improve, the Fed is expected to end its asset purchases by year-end. The Fed’s leadership transition from Ben Bernanke to Janet Yellen was largely seamless.

Economic activity appeared to reaccelerate to a modest pace despite a severe weather-related shortfall in the first quarter 2014, and current forecasts generally expect continued moderate growth going forward. Accommodative monetary policies, improved labor markets, healthy corporate profits, and improved credit conditions all helped underpin modest U.S. economic growth and suggest that yields could be poised to move higher.

The municipal bond market faced challenges in 2013 but recovered in 2014.

As U.S. Treasury yields rose in the second half of 2013 on concerns about the impact of tapering, so did municipal yields. In addition, dollars flowed out of municipal funds at the end of 2013. Investors pulled nearly $50 billion out of municipal bond funds during that time. Many were likely spooked by the news coming out of Detroit and Puerto Rico. Others may have feared that the Fed would let rates rise significantly. Still others may have done some tax-loss selling.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit. In addition, low yields and attractive valuations enticed investors to reach for yield, further helping lower-rated credits and longer-term bonds to outperform. Credit spreads narrowed but remained above their long-term average across medium- and lower-quality credit tiers. The historically steep yield curve, which had made longer-term bond yields attractive to investors, flattened significantly as longer-term yields declined more than short-term yields. In this environment, municipal bond funds experienced positive inflows for much of the first half of 2014.

Developments in Detroit and Puerto Rico were due to weak financial and economic situations specific to locale rather than reflecting systemic problems across the municipal bond market. In fact, the vast majority of state and local municipal issuers experienced improved fundamental situations. The city of

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	3

Detroit continued to negotiate with its creditors as it seeks to exit bankruptcy, which has resulted in multiple changes to its plan of adjustment. Puerto Rico remained under severe economic and fiscal stress. In late June 2014, the commonwealth enacted a law that provides a path to restructuring its debt to three of its public corporations, including the Puerto Rico Electric Power Authority. While this legislation was designed to shore up general obligation debt, the ability of the public corporations to pay debt service was called into question, causing further credit downgrades by the rating agencies as well as a sharp sell-off in their debt.

While yields have been at historically low levels, there is a risk of rising rates and negative bond returns. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Minnesota Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Minnesota individual income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Bruce R. Johns

Average annual total returns1 (%) as of June 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (NMTFX)	1-12-1988	0.55	4.10	3.81	5.29	5.06	4.29	0.88	0.85
Class B (NWMBX)*	8-6-1993	(0.59)	3.94	3.75	4.41	4.28	3.75	1.63	1.60
Class C (WMTCX)	4-8-2005	3.50	4.28	3.51	4.50	4.28	3.51	1.63	1.60
Administrator Class (NWMIX)	8-2-1993	–	–	–	5.55	5.32	4.55	0.82	0.60
Barclays Municipal Bond Index[4]	–	–	–	–	6.14	5.81	4.97	–	–
Barclays Minnesota Municipal Bond Index[5]	–	–	–	–	5.36	4.95	4.83	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Minnesota municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	5

Growth of $10,000 investment[6] as of June 30, 2014

1.	Effective July 18, 2008, Class Z was renamed Administrator Class. Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through October 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

5.	The Barclays Minnesota Municipal Bond Index is the Minnesota component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays Minnesota Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

7.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A fund’s duration is the weighted average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or fund’s) price for a 100-basis-point change in Treasury yields.

8.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes on a scale SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bond on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

9.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Minnesota Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) underperformed its benchmarks, the Barclays Municipal Bond Index and the Barclays Minnesota Municipal Bond Index, for the 12-month period that ended June 30, 2014.

■	Individual security selection and sector allocation were large contributors to performance because we were overweight in outperforming revenue bonds and underweight in general obligation (GO) bonds and prerefunded bonds.

■	We were overweight in lower-rated investment-grade bonds (A-rated and BBB-rated), which outperformed higher-rated credits tiers and therefore was a contributor to performance.

■	Duration[7] and yield-curve positioning were detractors from performance. The Fund’s duration was 86% of the Barclays Municipal Bond Index and neutral to the state-specific index. The Fund had an overweight in allocation to intermediate maturities of the yield curve and an underweight in both the short and long end, which proved to be suboptimal for performance.

The municipal market faced higher yields early in the period and then rallied.

The first six months of the fiscal year saw substantial volatility. The 10-year Treasury yield climbed from 2.48% at the beginning of the period and plateaued near 3% between September and December 2013. As planned, the U.S. Federal Reserve (Fed) began tapering in January 2014, yet the market rallied because the Fed’s policy had apparently already been priced into market yield levels. Treasury yields declined, bottoming at 2.44% on May 28, 2014. The Fed maintained its stated plan for reducing its bond purchases at each meeting. Economic growth was mixed but generally positive.

Municipal yields also ended the fiscal year lower across the curve. Municipal bond fund outflows in the latter half of 2013 turned to positive inflows in the first half of 2014. We believe investor demand combined with limited supply—both new issue and refunding volume—drove yields lower. Investors’ demand for yield also caused credit spreads to compress and long-term bonds to outperform.

Meanwhile, although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. Puerto Rico was one such issue, and it came under pressure as the depth and breadth of its financial mismanagement became increasingly clear. The commonwealth passed legislation in late June 2014 that allows certain public corporations to restructure their debt, and the bill has subsequently been challenged in the courts. In our view, municipal defaults will likely remain extremely rare and we believe Puerto Rico does not appear indicative of systemic municipal market risk.

Credit quality[8] as of June 30, 2014

We found the best value in A-rated and BBB-rated credit tiers.

The Fund was overweight in A-rated and BBB-rated bonds because we believe the additional income pick-up in lower-rated investment-grade bonds in the revenue sector represented good relative value. In some cases, revenue bonds have more predictable revenue streams and a stronger security pledge than GO credits. The Fund had little exposure to Puerto Rico bonds during the period, and we recently sold the holding that had been issued by a private university located on the island.

Yield-curve positioning was a detractor to performance. The Fund was concentrated in the 8- to 20-year part of the curve, with an underweight in both the short and long end. While these intermediate maturities offered the best duration-adjusted returns, long-term bonds with maturities greater than 20 years generated the best nominal returns as the market rallied. While the curve flattened, it remains steep from a historical standpoint and may continue to offer compelling returns from yield-curve roll. At the end of the fiscal year, the Fund’s duration was 86% of the Barclays Municipal Bond Index duration and neutral to the Barclays Minnesota Municipal Bond Index.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	7

Effective maturity distribution[9] as of June 30, 2014

Financial and economic conditions continued to improve.

Recent budgetary performance for the state of Minnesota has appeared strong on the back of higher income taxes and selected expenditure reductions. The state ended the most recent fiscal year-end with its first positive general fund balance in three years. Economic improvements coupled with increased demand for Minnesota municipal debt on account of its tax exemption for in-state residents has lifted prices and reduced yields of the debt. Deferrals to local schools, a budgetary strategy used by the state that delayed payments to the districts, continue to be undone and have improved the finances of many school bonds. The Twin Cities metropolitan area, home to a number of Fortune 500 companies, has seen income increases, job growth, and real estate improvements ahead of national rates. A significant portion of the Fund’s income is provided by bonds from Minnesota, many of which are influenced by the state’s financial health. At the end of the reporting period, the state of Minnesota credit ratings were Aa1/AA+/AA+7 by Moody’s, S&P, and Fitch rating agencies, respectively.

Going forward, we expect to continue a defensive posture in the Fund.

With the economy continuing to improve and the Fed tapering well underway, we believe interest rates are biased higher. We are monitoring macroeconomic trends and municipal-specific events for tactical opportunities as we transition to higher rates. We expect economic growth to accelerate through the end of the calendar year, and while the Fed is unlikely to raise its target rate until sometime late in 2015, we believe its quantitative easing program will be completed by year-end. We believe an improving economy should benefit the Fund’s overweight in A-rated and BBB-rated bonds, premium coupon bonds trading to short calls, and maturities structured to benefit from a yield curve–flattening environment.

Please see footnotes on page 5.

8	Wells Fargo Advantage Minnesota Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2014	Ending account value 6-30-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,043.19	$4.31	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class B
Actual	$1,000.00	$1,039.33	$8.09	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Class C
Actual	$1,000.00	$1,039.33	$8.09	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Administrator Class
Actual	$1,000.00	$1,044.47	$3.04	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Minnesota Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 99.33%

Guam: 1.08%
Guam International Airport Authority Series 2013A (Airport Revenue)	5.00%	10-1-2017	$200,000	$222,002
Guam International Airport Authority Series 2013A (Airport Revenue)	5.00	10-1-2018	100,000	113,393
Guam International Airport Authority Series 2013B (Airport Revenue)	5.00	10-1-2017	300,000	333,003
Guam Waterworks Authority Water & Wastewater System Project Series 2013 (Water & Sewer Revenue)	5.25	7-1-2022	865,000	975,011

				1,643,409

Minnesota: 96.79%
Anoka County MN Capital Improvement Series A (GO)	5.00	2-1-2024	500,000	563,635
Anoka County MN Charter School Series A (Education Revenue)	2.65	6-1-2016	210,000	208,986
Anoka County MN Charter School Series A (Education Revenue)	3.40	6-1-2019	225,000	223,283
Anoka County MN Charter School Series A (Education Revenue)	3.65	6-1-2020	185,000	183,344
Anoka County MN Charter School Series A (Education Revenue)	3.75	6-1-2021	245,000	240,886
Anoka County MN Charter School Series A (Education Revenue)	5.00	6-1-2027	290,000	297,810
Anoka County MN Charter School Series A (Education Revenue)	5.00	6-1-2032	300,000	303,312
Anoka County MN Charter School Series A (Education Revenue)	5.00	6-1-2043	1,000,000	987,900
Anoka Hennepin MN Independent School District #11 Certificates of Participation Series 2014A (Lease Revenue)	5.00	2-1-2034	1,000,000	1,125,570
Austin MN Housing & RDA Courtyard Residence Project Series A (Housing Revenue)	5.00	1-1-2031	1,500,000	1,603,950
Baytown Township MN St. Croix Preparatory Academy Series A (Education Revenue)	7.00	8-1-2038	2,150,000	2,250,577
Buffalo MN Housing & RDA Public Facility Buffalo Wild Marsh Golf Course (Miscellaneous Revenue)	4.38	5-1-2024	185,000	187,298
Center City MN Health Care Facilities Hazelden Foundation Project (Miscellaneous Revenue)	5.00	11-1-2041	1,400,000	1,476,230
Central Minnesota Municipal Power Agency Brookings Southeast Twin Cities Transmission Project Series 2012 (Utilities Revenue)	5.00	1-1-2016	875,000	894,250
Central Minnesota Municipal Power Agency Brookings Southeast Twin Cities Transmission Project Series 2012 (Utilities Revenue)	5.00	1-1-2042	1,500,000	1,607,445
Dakota County MN Community Development Agency SFMR (Housing Revenue, GNMA/FNMA/FHLMC Insured)	5.30	12-1-2039	127,093	128,115
Duluth MN Duluth Entertainment Convention Center Improvements Series A (GO)	5.00	2-1-2034	1,000,000	1,094,510
Duluth MN Housing & RDA Lease Revenue Bonds Public School Academy Series 2010A (Education Revenue)	5.60	11-1-2030	2,000,000	2,070,920
Duluth MN Independent School District #709 Certificate of Participation Series B (Miscellaneous Revenue, South Dakota Credit Program Insured)	4.00	2-1-2015	310,000	316,876
Elk River MN Independent School District #728 Series A (GO, AGM Insured)	5.00	2-1-2021	3,400,000	3,631,642
Falcon Heights MN Kaleidoscope Charter School Series A (Education Revenue)	5.50	11-1-2017	510,000	515,977
Falcon Heights MN Kaleidoscope Charter School Series A (Education Revenue)	6.00	11-1-2027	1,870,000	1,887,223
Forest Lakes MN Charter School Lease Revenue Bonds Lakes International Language Academy Project Series 2014A (Education Revenue)	5.50	8-1-2036	500,000	527,700
Glencoe MN HCFR Glencoe Regional Health Services Project Series 2013 (Health Revenue)	1.50	4-1-2016	570,000	575,734
Glencoe MN HCFR Glencoe Regional Health Services Project Series 2013 (Health Revenue)	4.00	4-1-2022	735,000	776,366
Hutchinson MN Public Utility Revenue Refunding Bonds Series 2012A (Utilities Revenue)	5.00	12-1-2026	700,000	796,579
Lakeville MN (Tobacco Revenue)	5.00	2-1-2016	180,000	183,733
Maple Grove MN Maple Grove Hospital Corporation (Health Revenue)	5.25	5-1-2024	1,735,000	1,811,930
Meeker County MN Memorial Hospital Project (Health Revenue)	5.63	11-1-2022	800,000	852,528

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Minnesota Tax-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Minnesota (continued)
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series A (Health Revenue)	5.25%	8-15-2025	$1,000,000	$1,137,820
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series A (Health Revenue)	5.25	8-15-2035	1,000,000	1,110,230
Minneapolis & St. Paul MN Housing & RDA HealthSpan Series B (Health Revenue, Ambac Insured) ±(m)(n)	0.08	11-15-2017	2,000,000	1,910,000
Minneapolis & St. Paul MN Metropolitan Airports Commission Sub Series B (Airport Revenue, National Insured)	5.00	1-1-2018	1,000,000	1,107,020
Minneapolis & St. Paul MN Metropolitan Airports Commission Sub Series C (Airport Revenue, National Insured)	5.00	1-1-2022	2,000,000	2,045,140
Minneapolis MN Charter School Yinghua Academy Project Series 2013A (Education Revenue)	5.00	7-1-2023	300,000	304,782
Minneapolis MN Development Limited Tax Supported Common Bond Series 1A (Miscellaneous Revenue)	4.80	12-1-2016	555,000	588,433
Minneapolis MN Development Limited Tax Supported Common Bond Series 2A (Miscellaneous Revenue)	5.00	6-1-2028	1,115,000	1,144,782
Minneapolis MN Development Limited Tax Supported Common Bond Series 2A (Miscellaneous Revenue)	6.00	12-1-2040	1,000,000	1,130,320
Minneapolis MN Fairview Health Services Series A (Health Revenue, AGM Insured)	6.63	11-15-2028	1,000,000	1,183,930
Minneapolis MN Fairview Health Services Series B (Health Revenue, AGM Insured)	6.50	11-15-2038	2,000,000	2,346,520
Minneapolis MN St. Anthony Falls Project (Tax Revenue)	5.65	2-1-2027	500,000	500,155
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series A (Health Revenue) ##	4.75	2-15-2015	2,000,000	2,003,780
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series C1 (Health Revenue, AGM Insured)	4.00	2-15-2020	50,000	55,439
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series C1 (Health Revenue, AGM Insured)	5.00	2-15-2030	2,000,000	2,166,760
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series E (Health Revenue, AGM Insured)	5.00	2-15-2037	4,030,000	4,203,250
Minnesota Agricultural & Economic Development Board Health Care System Fairview Hospital Series 1997A (Health Revenue, National Insured)	5.50	11-15-2017	900,000	903,573
Minnesota General Fund Revenue Appropriation Bonds Series 2012B (Miscellaneous Revenue)	5.00	3-1-2027	2,000,000	2,319,960
Minnesota General Fund Revenue Appropriation Bonds Series 2012B (Miscellaneous Revenue)	5.00	3-1-2029	500,000	573,940
Minnesota General Fund Revenue Appropriation Bonds Series 2014A (Miscellaneous Revenue)	5.00	6-1-2033	1,000,000	1,140,350
Minnesota HEFAR Bethel University Series 6R (Education Revenue)	5.50	5-1-2025	1,535,000	1,581,940
Minnesota HEFAR Carleton College Series 7D (Education Revenue)	5.00	3-1-2030	2,000,000	2,243,500
Minnesota HEFAR College of St. Scholastica Incorporated Series 7R (Education Revenue)	4.25	12-1-2027	400,000	403,796
Minnesota HEFAR Hamline University Series 7E (Education Revenue)	4.50	10-1-2021	300,000	325,917
Minnesota HEFAR Hamline University Series 7E (Education Revenue)	5.00	10-1-2029	500,000	536,250
Minnesota HEFAR St. Benedict College Series 7M (Education Revenue)	5.13	3-1-2036	275,000	287,557
Minnesota HEFAR St. Benedict College Series 7V (Education Revenue)	5.00	3-1-2018	635,000	708,527
Minnesota HEFAR St. Olaf College Series 7F (Education Revenue)	4.50	10-1-2030	500,000	528,695
Minnesota HEFAR St. Thomas University Series 6W (Education Revenue)	5.00	10-1-2018	1,100,000	1,202,080
Minnesota HEFAR St. Thomas University Series 6W (Education Revenue)	6.00	10-1-2025	1,030,000	1,128,046
Minnesota HEFAR St. Thomas University Series 6W (Education Revenue)	6.00	10-1-2030	1,000,000	1,085,390
Minnesota HEFAR St. Thomas University Series 6X (Education Revenue)	5.00	4-1-2029	1,000,000	1,087,310
Minnesota HEFAR St. Thomas University Series 7U (Education Revenue)	5.00	4-1-2017	655,000	729,749

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Minnesota Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Minnesota (continued)
Minnesota HEFAR St. Thomas University Series 7U (Education Revenue)	5.00%	4-1-2023	$750,000	$887,513
Minnesota Highway & Various Purposes (GO)	5.00	8-1-2022	4,500,000	5,039,865
Minnesota Housing Finance Agency Residential Housing Series 2007Q (Housing Revenue)	5.25	7-1-2033	1,090,000	1,118,569
Minnesota Housing Finance Agency Residential Housing Series 2009E (Housing Revenue)	4.20	7-1-2021	1,265,000	1,314,221
Minnesota Housing Finance Agency Residential Housing Series 2012D (Housing Revenue, GNMA/FNMA/FHLMC Insured)	4.00	7-1-2040	1,145,000	1,235,478
Minnesota Housing Finance Agency Series 2009B (Housing Revenue)	5.90	7-1-2028	230,000	239,193
Minnesota Municipal Power Agency Series 2007 (Utilities Revenue)	5.00	10-1-2037	1,200,000	1,300,404
Minnesota Municipal Power Agency Series 2010A & Series 2010B (Utilities Revenue)	5.00	10-1-2025	2,335,000	2,621,995
Minnesota Prerefunded Bond (GO)	5.00	6-1-2020	930,000	1,013,058
Minnesota Unrefunded Bond (GO)	5.00	6-1-2020	185,000	200,829
Minnesota Various Purposes Series 2009H (GO)	5.00	11-1-2020	1,425,000	1,692,316
Minnesota Various Purposes Series 2010D (GO)	5.00	8-1-2022	1,500,000	1,789,095
Montgomery MN Independent School District School Building #394 Series B (GO, AGM Insured)	5.00	2-1-2025	500,000	534,070
Mounds View MN Independent School District #621 Series A (GO, School District Credit Program Insured)	4.00	2-1-2022	530,000	588,231
Mower County MN Housing & RDA Facilities Project Series A (Miscellaneous Revenue)	5.75	2-1-2027	695,000	754,402
Mower County MN Housing & RDA Facilities Project Series A (Miscellaneous Revenue)	5.90	2-1-2029	375,000	407,940
Northeast Minnesota Metropolitan Intermediate School District #916 Certificate of Participation Series 2013A (Miscellaneous Revenue)	4.00	2-1-2024	1,100,000	1,184,700
Northern Minnesota Municipal Power Agency Series 2008A (Utilities Revenue, AGM Insured)	5.00	1-1-2018	820,000	932,324
Northern Minnesota Municipal Power Agency Series 2008A (Utilities Revenue, AGM Insured)	5.00	1-1-2021	50,000	55,950
Northern Minnesota Municipal Power Agency Series 2013A (Utilities Revenue)	4.00	1-1-2028	450,000	473,189
Pine County MN Housing & RDA Public Project Series A (Miscellaneous Revenue)	5.00	2-1-2028	1,475,000	1,582,365
Plymouth MN Certificate of Participation Intermediate School District #287 Series A (Miscellaneous Revenue)	5.00	2-1-2024	250,000	275,585
Red Wing MN Senior Housing Deer Crest Project Series A (Health Revenue)	5.00	11-1-2032	660,000	675,312
Red Wing MN Senior Housing Deer Crest Project Series A (Health Revenue)	5.00	11-1-2042	560,000	565,286
Rochester MN Electric Utility Revenue Series 2007C (Utilities Revenue)	5.00	12-1-2030	1,000,000	1,073,950
Rochester MN Electric Utility Revenue Series 2013B (Utilities Revenue)	5.00	12-1-2023	815,000	991,904
Rochester MN Electric Utility Revenue Series 2013B (Utilities Revenue)	5.00	12-1-2025	315,000	376,532
Rochester MN Electric Utility Revenue Series 2013B (Utilities Revenue)	5.00	12-1-2026	250,000	296,335
Shakopee MN St. Francis Regional Medical Center (Health Revenue)	5.00	9-1-2017	1,500,000	1,512,210
Shakopee MN St. Francis Regional Medical Center (Health Revenue)	5.00	9-1-2027	700,000	787,248
Shakopee MN St. Francis Regional Medical Center (Health Revenue)	5.00	9-1-2029	325,000	360,812
Shakopee MN St. Francis Regional Medical Center (Health Revenue)	5.25	9-1-2034	950,000	966,834
South St. Paul MN Housing & RDA Airport Project (Industrial Development Revenue, AGM Insured)	4.70	9-1-2019	430,000	461,768
South St. Paul MN Housing & RDA Airport Project (Industrial Development Revenue, AGM Insured)	5.13	9-1-2029	500,000	534,315
Southern Minnesota Municipal Power Agency CAB Series 1994A (Utilities Revenue, National Insured) ¤	0.00	1-1-2020	5,000,000	4,464,300
Southern Minnesota Municipal Power Agency Series 2006A (Utilities Revenue, National Insured) ±	1.58	1-1-2015	1,030,000	1,029,372
Southern Minnesota Municipal Power Agency Series 2009A (Utilities Revenue)	5.25	1-1-2030	2,000,000	2,166,300
St. Cloud MN CentraCare Health System Series A (Health Revenue)	5.13	5-1-2030	2,015,000	2,246,020

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Minnesota Tax-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Minnesota (continued)
St. Louis Park MN Nicollett Health Services Series 2009 (Health Revenue)	5.50%	7-1-2029	$1,000,000	$1,096,830
St. Paul MN Housing & RDA Allina Health Systems Series A1 (Health Revenue)	5.00	11-15-2024	2,000,000	2,247,560
St. Paul MN Housing & RDA Charter School Lease Revenue German Immersion School Series A (Education Revenue)	4.00	7-1-2023	250,000	239,045
St. Paul MN Housing & RDA Charter School Nova Classical Academy Series A (Miscellaneous Revenue)	6.63	9-1-2042	865,000	936,432
St. Paul MN Housing & RDA Community of Peace Academy Project Series A (Education Revenue)	4.35	12-1-2014	310,000	312,889
St. Paul MN Housing & RDA Community of Peace Academy Project Series A (Education Revenue)	5.00	12-1-2036	1,500,000	1,506,045
St. Paul MN Housing & RDA Gillette Children’s Specialty Healthcare (Health Revenue)	5.00	2-1-2015	200,000	204,016
St. Paul MN Housing & RDA Gillette Children’s Specialty Healthcare (Health Revenue)	5.00	2-1-2021	500,000	501,270
St. Paul MN Housing & RDA Hmong Academy Project Series A (Education Revenue)	5.75	9-1-2026	650,000	658,652
St. Paul MN Housing & RDA Hmong Academy Project Series A (Education Revenue)	6.00	9-1-2036	500,000	506,630
St. Paul MN Housing & RDA Hope Community Academy Project Series A (Miscellaneous Revenue)	6.25	12-1-2019	450,000	459,401
St. Paul MN Housing & RDA Maryland Park Apartment Project Series 2014 (Housing Revenue)	0.55	6-1-2016	1,000,000	1,000,040
St. Paul MN Housing & RDA Parking Facilities Project Series A (Transportation Revenue)	5.00	8-1-2035	875,000	956,769
St. Paul MN Housing & RDA St. Paul Academy & Summit School Project (Education Revenue)	5.00	10-1-2024	2,000,000	2,122,680
St. Paul MN Housing & RDA St. Paul Conservatory for Performing Artists Series A (Education Revenue)	4.00	3-1-2028	150,000	140,066
St. Paul MN Port Authority Lease Revenue Freeman Office Building Series 2 (Miscellaneous Revenue)	5.00	12-1-2024	2,000,000	2,396,520
Todd Morrison Cass & Wadena Counties MN United Hospital District Lakewood (GO)	5.13	12-1-2024	1,000,000	1,009,490
University of Minnesota Series A (Education Revenue)	5.00	4-1-2021	1,180,000	1,366,216
University of Minnesota Series A (Education Revenue)	5.13	4-1-2034	1,000,000	1,129,380
University of Minnesota State Supported Biomedical Science Series 2011B (Education Revenue)	5.00	8-1-2036	1,000,000	1,105,940
University of Minnesota State Supported Stadium Debt Series 2006 (Education Revenue)	5.00	8-1-2025	5,000,000	5,432,950
Virginia MN Housing & RDA Healthcare Facility (Miscellaneous Revenue)	5.25	10-1-2025	2,085,000	2,117,290
Washington County MN Capital Improvement Plan Series A (GO)	5.00	2-1-2021	2,495,000	2,810,543
Western Minnesota Municipal Power Agency (Utilities Revenue, National Insured)	9.75	1-1-2016	280,000	308,378
Western Minnesota Municipal Power Agency Series A (Utilities Revenue)	5.00	1-1-2030	1,000,000	1,144,280
Western Minnesota Municipal Power Agency Series A (Utilities Revenue) %%	5.00	1-1-2032	1,250,000	1,435,325
Willmar MN Rice Memorial Hospital Project Series 2012A (GO)	5.00	2-1-2026	1,000,000	1,140,000
Winona MN Health Care Facilities Refunding Revenue Series 2012 (Health Revenue)	3.00	7-1-2018	295,000	306,641
Winona MN Health Care Facilities Refunding Revenue Series 2012 (Health Revenue)	5.00	7-1-2034	500,000	520,970
Woodbury MN Charter School Series A (Education Revenue)	2.40	12-1-2015	180,000	179,350
Woodbury MN Charter School Series A (Education Revenue)	3.15	12-1-2018	190,000	189,687
Woodbury MN Charter School Series A (Education Revenue)	3.90	12-1-2022	220,000	219,369
Woodbury MN Charter School Series A (Education Revenue)	5.00	12-1-2027	215,000	225,066
Woodbury MN Charter School Series A (Education Revenue)	5.00	12-1-2032	220,000	226,076

				146,950,836

Virgin Islands: 1.46%
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series 2009B (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2025	500,000	546,460

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Minnesota Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Virgin Islands (continued)
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series B (Miscellaneous Revenue)	5.00%	10-1-2025	$500,000	$537,165
Virgin Islands PFA Matching Fund Loan Notes Series B (Miscellaneous Revenue)	5.00	10-1-2024	1,000,000	1,139,150

				2,222,775

Total Municipal Obligations (Cost $142,699,334)				150,817,020

Total investments in securities
(Cost $142,699,334) *	99.33%	150,817,020
Other assets and liabilities, net	0.67	1,013,938

Total net assets	100.00%	$151,830,958

±	Variable rate investment. The rate shown is the rate in effect at period end.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

##	All or a portion of this security has been segregated for when-issued securities.

¤	The security is issued in zero coupon form with no periodic interest payments.

%%	The security is issued on a when-issued basis.

*	Cost for federal income tax purposes is $142,697,016 and unrealized gains (losses) consists of:

Gross unrealized gains	$8,392,337
Gross unrealized losses	(272,333)

Net unrealized gains	$8,120,004

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Minnesota Tax-Free Fund	Statement of assets and liabilities—June 30, 2014

Assets
Investments in unaffiliated securities, at value (see cost below)	$150,817,020
Cash	553,486
Receivable for investments sold	123,730
Receivable for Fund shares sold	140,775
Receivable for interest	2,016,293
Prepaid expenses and other assets	10,158

Total assets	153,661,462

Liabilities
Dividends payable	106,532
Payable for investments purchased	1,419,975
Payable for Fund shares redeemed	179,578
Advisory fee payable	23,847
Distribution fees payable	5,355
Administration fees payable	21,315
Accrued expenses and other liabilities	73,902

Total liabilities	1,830,504

Total net assets	$151,830,958

NET ASSETS CONSIST OF
Paid-in capital	$143,065,820
Undistributed net investment income	503,931
Accumulated net realized gains on investments	143,521
Net unrealized gains on investments	8,117,686

Total net assets	$151,830,958

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$44,498,701
Shares outstanding – Class A1	4,097,857
Net asset value per share – Class A	$10.86
Maximum offering price per share – Class A2	$11.37
Net assets – Class B	$81,678
Shares outstanding – Class B1	7,519
Net asset value per share – Class B	$10.86
Net assets – Class C	$8,767,716
Shares outstanding – Class C1	807,447
Net asset value per share – Class C	$10.86
Net assets – Administrator Class	$98,482,863
Shares outstanding – Administrator Class[1]	9,071,903
Net asset value per share – Administrator Class	$10.86

Investments in unaffiliated securities, at cost	$142,699,334

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2014	Wells Fargo Advantage Minnesota Tax-Free Fund	15

Investment income
Interest	$6,200,040

Expenses
Advisory fee	525,645
Administration fees
Fund level	75,092
Class A	72,213
Class B	147
Class C	13,371
Administrator Class	96,603
Shareholder servicing fees
Class A	112,832
Class B	230
Class C	20,892
Administrator Class	241,507
Distribution fees
Class B	690
Class C	62,675
Custody and accounting fees	12,298
Professional fees	45,140
Registration fees	23,258
Shareholder report expenses	14,955
Trustees’ fees and expenses	12,735
Other fees and expenses	10,505

Total expenses	1,340,788
Less: Fee waivers and/or expense reimbursements	(242,362)

Net expenses	1,098,426

Net investment income	5,101,614

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	171,358
Net change in unrealized gains (losses) on investments	2,493,370

Net realized and unrealized gains (losses) on investments	2,664,728

Net increase in net assets resulting from operations	$7,766,342

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Minnesota Tax-Free Fund	Statement of changes in net assets

	Year ended June 30, 2014		Year ended June 30, 2013

Operations
Net investment income		$5,101,614		$5,298,264
Net realized gains on investments		171,358		1,134,267
Net change in unrealized gains (losses) on investments		2,493,370		(5,853,274)

Net increase in net assets resulting from operations		7,766,342		579,257

Distributions to shareholders from
Net investment income
Class A		(1,480,210)		(1,523,489)
Class B		(2,332)		(4,888)
Class C		(211,098)		(199,949)
Administrator Class		(3,408,319)		(3,569,607)
Net realized gains
Class A		(341,532)		(125,792)
Class B		(776)		(643)
Class C		(61,949)		(23,079)
Administrator Class		(735,259)		(275,171)

Total distributions to shareholders		(6,241,475)		(5,722,618)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	390,716	4,190,209	1,304,407	14,565,330
Class C	103,778	1,116,883	174,698	1,950,709
Administrator Class	2,477,484	26,484,566	3,007,538	33,575,304

		31,791,658		50,091,343

Reinvestment of distributions
Class A	168,243	1,798,854	145,399	1,620,389
Class B	291	3,108	467	5,217
Class C	25,511	272,652	19,882	221,631
Administrator Class	227,915	2,437,225	151,447	1,686,781

		4,511,839		3,534,018

Payment for shares redeemed
Class A	(1,071,525)	(11,449,343)	(1,583,628)	(17,614,425)
Class B	(3,210)	(34,255)	(18,714)	(209,242)
Class C	(156,923)	(1,674,184)	(185,102)	(2,063,870)
Administrator Class	(2,849,822)	(30,450,811)	(3,843,803)	(42,632,176)

		(43,608,593)		(62,519,713)

Net decrease in net assets resulting from capital share transactions		(7,305,096)		(8,894,352)

Total decrease in net assets		(5,780,229)		(14,037,713)

Net assets
Beginning of period		157,611,187		171,648,900

End of period		$151,830,958		$157,611,187

Undistributed net investment income		$503,931		$473,461

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Minnesota Tax-Free Fund	17

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.74	$11.08	$10.68	$10.75	$10.36
Net investment income	0.35	0.32	0.37	0.40	0.43 [1]
Net realized and unrealized gains (losses) on investments	0.20	(0.31)	0.55	(0.05)	0.40

Total from investment operations	0.55	0.01	0.92	0.35	0.83
Distributions to shareholders from
Net investment income	(0.35)	(0.32)	(0.37)	(0.40)	(0.43)
Net realized gains	(0.08)	(0.03)	(0.15)	(0.02)	(0.01)

Total distributions to shareholders	(0.43)	(0.35)	(0.52)	(0.42)	(0.44)
Net asset value, end of period	$10.86	$10.74	$11.08	$10.68	$10.75
Total return[2]	5.29%	(0.01)%	8.80%	3.39%	8.11%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.88%	0.89%	0.86%	0.89%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.28%	2.87%	3.35%	3.76%	3.97%
Supplemental data
Portfolio turnover rate	15%[3]	14%[3]	36%	25%	25%
Net assets, end of period (000s omitted)	$44,499	$49,535	$52,550	$52,628	$56,885

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

3.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Minnesota Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS B	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.75	$11.08	$10.68	$10.75	$10.36
Net investment income	0.27 [1]	0.23 [1]	0.29 [1]	0.32 [1]	0.35 [1]
Net realized and unrealized gains (losses) on investments	0.19	(0.29)	0.55	(0.05)	0.40

Total from investment operations	0.46	(0.06)	0.84	0.27	0.75
Distributions to shareholders from
Net investment income	(0.27)	(0.24)	(0.29)	(0.32)	(0.35)
Net realized gains	(0.08)	(0.03)	(0.15)	(0.02)	(0.01)

Total distributions to shareholders	(0.35)	(0.27)	(0.44)	(0.34)	(0.36)
Net asset value, end of period	$10.86	$10.75	$11.08	$10.68	$10.75
Total return[2]	4.41%	(0.67)%	7.99%	2.62%	7.30%
Ratios to average net assets (annualized)
Gross expenses	1.64%	1.63%	1.63%	1.61%	1.65%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	2.53%	2.10%	2.63%	3.00%	3.24%
Supplemental data
Portfolio turnover rate	15%[3]	14%[3]	36%	25%	25%
Net assets, end of period (000s omitted)	$82	$112	$318	$539	$1,005

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

3.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Minnesota Tax-Free Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.74	$11.08	$10.68	$10.75	$10.36
Net investment income	0.27	0.24	0.28	0.32	0.35 [1]
Net realized and unrealized gains (losses) on investments	0.20	(0.31)	0.55	(0.05)	0.40

Total from investment operations	0.47	(0.07)	0.83	0.27	0.75
Distributions to shareholders from
Net investment income	(0.27)	(0.24)	(0.28)	(0.32)	(0.35)
Net realized gains	(0.08)	(0.03)	(0.15)	(0.02)	(0.01)

Total distributions to shareholders	(0.35)	(0.27)	(0.43)	(0.34)	(0.36)
Net asset value, end of period	$10.86	$10.74	$11.08	$10.68	$10.75
Total return[2]	4.50%	(0.76)%	7.99%	2.62%	7.30%
Ratios to average net assets (annualized)
Gross expenses	1.64%	1.63%	1.64%	1.61%	1.64%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	2.53%	2.12%	2.58%	3.01%	3.19%
Supplemental data
Portfolio turnover rate	15%[3]	14%[3]	36%	25%	25%
Net assets, end of period (000s omitted)	$8,768	$8,972	$9,144	$7,670	$6,489

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

3.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Minnesota Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.74	$11.07	$10.68	$10.75	$10.36
Net investment income	0.38	0.35	0.39	0.43 [1]	0.45 [1]
Net realized and unrealized gains (losses) on investments	0.20	(0.30)	0.54	(0.05)	0.40

Total from investment operations	0.58	0.05	0.93	0.38	0.85
Distributions to shareholders from
Net investment income	(0.38)	(0.35)	(0.39)	(0.43)	(0.45)
Net realized gains	(0.08)	(0.03)	(0.15)	(0.02)	(0.01)

Total distributions to shareholders	(0.46)	(0.38)	(0.54)	(0.45)	(0.46)
Net asset value, end of period	$10.86	$10.74	$11.07	$10.68	$10.75
Total return	5.55%	0.32%	8.97%	3.65%	8.37%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.82%	0.83%	0.80%	0.82%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.53%	3.11%	3.59%	4.00%	4.22%
Supplemental data
Portfolio turnover rate	15%[2]	14%[2]	36%	25%	25%
Net assets, end of period (000s omitted)	$98,483	$98,992	$109,637	$106,412	$132,313

1.	Calculated based upon average shares outstanding

2.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Minnesota Tax-Free Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Minnesota Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The

22	Wells Fargo Advantage Minnesota Tax-Free Fund	Notes to financial statements

primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$30,815	$(30,815)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value

Notes to financial statements	Wells Fargo Advantage Minnesota Tax-Free Fund	23

hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Municipal obligations	$0	$148,907,020	$1,910,000	$150,817,020

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2014, the Fund did not have any transfers into/out of Level 1 or Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Municipal obligations
Balance as of June 30, 2013	$2,010,750
Accrued discounts (premiums)	(397)
Realized gains (losses)	3,500
Change in unrealized gains (losses)	(3,853)
Purchases	0
Sales	(100,000)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of June 30, 2014	$1,910,000
Change in unrealized gains (losses) relating to securities still held at June 30, 2014	$(5,000)

The investment type categorized above was valued using an indicative broker quote. The indicative quote is considered a Level 3 input. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2014, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

24	Wells Fargo Advantage Minnesota Tax-Free Fund	Notes to financial statements

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class B shares, 1.60% for Class C shares, and 0.60% for Administrator Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares. For the year ended June 30, 2014, Funds Distributor received $5,459 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2014 were $22,267,253 and $25,201,906, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2014, the Fund paid $190 in commitment fees.

For the year ended June 30, 2014, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Advantage Minnesota Tax-Free Fund	25

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	Year ended June 30,
	2014	2013
Ordinary income	$ 81,965	$ 177,611
Tax-exempt income	5,102,074	5,297,933
Long-term capital gain	1,057,436	247,074

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains
$610,461	$141,205	$8,120,004

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Advantage Minnesota Tax-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Minnesota Tax-Free Fund (the “Fund”) , one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Minnesota Tax-Free Fund as of June 30, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2014

Other information (unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	27

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $1,057,436 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2014.

For the fiscal year ended June 30, 2014, $81,965 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2014.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage Minnesota Tax-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

30	Wells Fargo Advantage Minnesota Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “ May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Minnesota Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

Other information (unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	31

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for the one-, three-, and ten-year periods under review, and lower than the average performance of the Universe for the five-year period under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays Municipal Bond Index, for the one-, three-, and five-year periods under review, and lower than its benchmark for the ten-year period under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the five-year period under review and relative to its benchmark for the ten-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. The Board noted the positive performance of the Fund relative to the Universe and benchmark for all other periods under review, and was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

32	Wells Fargo Advantage Minnesota Tax-Free Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Minnesota Tax-Free Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

226291 08-14 A252/AR252 06-14

Wells Fargo Advantage Municipal Bond Fund

Annual Report

June 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Municipal Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Municipal Bond Fund for the 12-month period that ended June 30, 2014. The past year was marked by continued accommodative monetary policies and modest U.S. economic growth. Interest rates rose during the first half of the reporting period and then enjoyed a sustained rally in the second half. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, gained 6.14% for the 12 months that ended June 30, 2014.

Monetary policy remained accommodative, and economic growth appeared sustainable.

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero. Entering the reporting period, however, Fed officials had begun to discuss tapering its asset-purchase program, which purchased agency mortgage-backed securities and U.S. Treasuries to support the housing market and to keep interest rates low. By its mid-December 2013 meeting, the Fed conveyed confidence in the strength of the economy by announcing it would begin tapering in January 2014. If economic conditions continue to improve, the Fed is expected to end its asset purchases by year-end. The Fed’s leadership transition from Ben Bernanke to Janet Yellen was largely seamless.

Economic activity appeared to reaccelerate to a modest pace despite a severe weather-related shortfall in the first quarter 2014, and current forecasts generally expect continued moderate growth going forward. Accommodative monetary policies, improved labor markets, healthy corporate profits, and improved credit conditions all helped underpin modest U.S. economic growth and suggest that yields could be poised to move higher.

The municipal bond market faced challenges in 2013 but recovered in 2014.

As U.S. Treasury yields rose in the second half of 2013 on concerns about the impact of tapering, so did municipal yields. In addition, dollars flowed out of municipal funds at the end of 2013. Investors pulled nearly $50 billion out of municipal bond funds during that time. Many were likely spooked by the news coming out of Detroit and Puerto Rico. Others may have feared that the Fed would let rates rise significantly. Still others may have done some tax-loss selling.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit. In addition, low yields and attractive valuations enticed investors to reach for yield, further helping lower-rated credits and longer-term bonds to outperform. Credit spreads narrowed but remained above their long-term average across medium- and lower-quality credit tiers. The historically steep yield curve, which had made longer-term bond yields attractive to investors, flattened significantly as longer-term yields declined more than short-term yields. In this environment, municipal bond funds experienced positive inflows for much of the first half of 2014.

Developments in Detroit and Puerto Rico were due to weak financial and economic situations specific to locale rather than reflecting systemic problems across the municipal bond market. In fact, the vast majority of state and local

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Municipal Bond Fund	3

municipal issuers experienced improved fundamental situations. The city of Detroit continued to negotiate with its creditors as it seeks to exit bankruptcy, which has resulted in multiple changes to its plan of adjustment. Puerto Rico remained under severe economic and fiscal stress. In late June 2014, the commonwealth enacted a law that provides a path to restructuring its debt to three of its public corporations, including the Puerto Rico Electric Power Authority. While this legislation was designed to shore up general obligation debt, the ability of the public corporations to pay debt service was called into question, causing further credit downgrades by the rating agencies as well as a sharp sell-off in their debt.

While yields have been at historically low levels, there is a risk of rising rates and negative bond returns. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Lyle J. Fitterer, CFA, CPA

Robert J. Miller

Average annual total returns1 (%) as of June 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WMFAX)	4-8-2005	2.77	6.87	5.58	7.60	7.85	6.07	0.80	0.75
Class B (WMFBX)*	4-8-2005	1.90	6.76	5.52	6.90	7.07	5.52	1.55	1.50
Class C (WMFCX)	4-8-2005	5.80	7.05	5.28	6.80	7.05	5.28	1.55	1.50
Administrator Class (WMFDX)	4-8-2005	–	–	–	7.75	8.03	6.29	0.74	0.60
Institutional Class (WMBIX)	3-31-2008	–	–	–	7.90	8.18	6.28	0.47	0.47
Investor Class (SXFIX)	10-23-1986	–	–	–	7.57	7.82	6.07	0.83	0.78
Barclays Municipal Bond Index[4]	–	–	–	–	6.14	5.81	4.97	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Municipal Bond Fund	5

Growth of $10,000 investment[5] as of June 30, 2014

1.	Historical performance shown for Class A shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of Investor Class no such adjustment is reflected). Historical performance shown for Class B and Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class B and Class C shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class and Institutional Class shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through October 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.75% for Class A, 1.50% for Class B, 1.50% for Class C, 0.60% for Administrator Class, 0.48% for Institutional Class, and 0.78% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes on a scale SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bond on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

7.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A fund’s duration is the weighted average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or fund’s) price for a 100-basis-point change in Treasury yields.

8.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Barclays Municipal Bond Index, for the 12-month period that ended June 30, 2014.

■	Sector and security selection were the main drivers of performance during the period. An overweight in prepaid gas bonds offset our conservative position in health care bonds. Individual credit decisions within the local general obligation (GO) sector helped performance as well.

■	We increased the Fund’s interest-rate exposure early in the period and also selectively purchased lower-quality bonds before reversing some of that exposure by period-end. Negative municipal fund flows during the first half of the period contributed to market weakness, while positive flows and limited issuance led to strong performance during the second half.

The municipal market faced higher yields early in the period and then rallied.

The first six months of the fiscal year saw substantial volatility. The 10-year Treasury yield climbed from 2.48% at the beginning of the period and plateaued near 3% between September and December 2013. As planned, the U.S. Federal Reserve (Fed) began tapering in January 2014, yet the market rallied because the Fed’s policy had already been priced into market yield levels. Treasury yields declined, bottoming at 2.44% on May 28, 2014. The Fed maintained its stated plan for reducing its bond purchases at each meeting. Economic growth was mixed but generally positive.

Municipal yields also ended the fiscal year lower across the curve. Municipal bond outflow in the latter half of 2013 turned to positive inflows in the first half of 2014. We believe investor demand combined with limited supply—both new issue and refunding volume—drove yields lower. Investors’ demand for yield also caused credit spreads to compress and long-term bonds to outperform.

Meanwhile, although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. Detroit filed for bankruptcy on July 18, 2013, following decades of decline, and has pursued a course of debt restructuring. Puerto Rico also came under pressure as the depth and breadth of their financial problems became increasingly clear. The commonwealth passed legislation in late June 2014 that allows certain public corporations to restructure their debt, and the bill has subsequently been challenged in the courts. In our view, municipal defaults will likely remain extremely rare and we believe neither Puerto Rico nor Detroit appear indicative of systemic municipal market risk.

Credit quality[6] as of June 30, 2014

Market weakness in the first half of the period created investment opportunities.

Mutual fund redemptions of nearly $50 billion during the first half of the period forced many competing funds to sell bonds to meet redemptions. Fortunately, our Fund experienced minimal outflows and had sufficient cash and short-term investments to meet them. This allowed us to be opportunistic buyers—initially higher-quality and longer duration7 bonds followed by lower-quality, higher-yielding securities as high-yield funds became net sellers. The Fund’s duration position peaked in September, concurrent with the peak in municipal yields. We gradually decreased the Fund’s duration in the latter half of the period.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Municipal Bond Fund	7

Effective maturity distribution[8] as of June 30, 2014

Sector and security selection were a focus for us.

At the beginning of the period, the Fund was overweight in medium- and lower-quality bonds, those A-rated and below. Technically, A-rated bonds had the best returns among the benchmark’s credit tiers, but if Puerto Rico bonds are excluded, BBB-rated bonds actually performed the best. Therefore, while our overweight in BBB-rated bonds was a negative, our security selection within this category was good. We added bonds in the prepaid gas and charter school sectors. We also added several credits in Illinois that initially suffered when the city of Chicago was downgraded; however, many of these turned out to be among the Fund’s best-performing bonds during the period. We continued to reduce our exposure to California, particularly local school districts, as credit spreads tightened following improvements of the state’s finances.

Unfortunately, we also purchased a Puerto Rico Electric Power Authority new issue in early August 2013. We viewed the bonds as a secured, essential service of the commonwealth but subsequently sold these bonds at a loss when politicians started to blame the commonwealth’s weak economic performance on the high cost of energy. Finally, while the Fund was overweight in health care bonds, we owned mostly higher-quality, short- to intermediate-term bonds that underperformed longer-term, lower-quality bonds in the sector. The health care environment remains uncertain, and we intend to stay conservatively positioned.

Going forward, we expect to continue a defensive posture in the Fund.

With the economy continuing to improve and the Fed tapering well underway, we believe interest rates are biased higher. We are monitoring macroeconomic trends and municipal-specific events for tactical opportunities as we transition to higher rates. We expect economic growth to accelerate through the end of the calendar year, and while the Fed is unlikely to raise its target rate until sometime late in 2015, we believe its quantitative easing program will likely be completed by year-end.

Please see footnotes on page 5.

8	Wells Fargo Advantage Municipal Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2014	Ending account value 6-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,074.69	$3.91	0.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.03	$3.81	0.76%
Class B
Actual	$1,000.00	$1,071.76	$7.76	1.51%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.31	$7.55	1.51%
Class C
Actual	$1,000.00	$1,070.73	$7.75	1.51%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.31	$7.55	1.51%
Administrator Class
Actual	$1,000.00	$1,076.53	$3.14	0.61%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	$3.06	0.61%
Institutional Class
Actual	$1,000.00	$1,076.20	$2.42	0.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.36	0.47%
Investor Class
Actual	$1,000.00	$1,074.54	$4.06	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.88	$3.96	0.79%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—June 30, 2014	Wells Fargo Advantage Municipal Bond Fund	9

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/municipalbond.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Municipal Obligations: 94.43%

Alabama: 2.11%
Tuscaloosa County AL IDA Gulf Opportunity Zone Hunt Refining Project Series A (Industrial Development Revenue, Sumitomo Mitsui Banking LOC) ø	0.06%	6-1-2028	$30,000,000	$30,000,000	1.01%
Tuscaloosa County AL IDA Series A (Industrial Development Revenue) ø	0.36	9-1-2020	10,000,000	10,000,000	0.34
Other securities				22,874,246	0.76

				62,874,246	2.11

Alaska: 0.61%
Alaska Housing Finance Corporation Series D (Housing Revenue, Landesbank Baden-Wuerttemberg SPA) ø	0.21	12-1-2041	15,185,000	15,185,000	0.51
Other securities				3,010,740	0.10

				18,195,740	0.61

Arizona: 0.58%
Other securities				17,236,669	0.58

California: 10.17%
California HFFA Unrefunded Bond Providence Health Services Series C (Health Revenue) (h)	6.50	10-1-2016	10,050,000	12,340,797	0.41
M-S-R California Energy Authority Gas (Utilities Revenue)	6.13-7.00	11-1-2029 to 11-1-2034	4,755,000	6,306,220	0.21
M-S-R California Energy Authority Gas Series B (Utilities Revenue)	6.13	11-1-2029	25,425,000	31,111,047	1.04
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.88	7-1-2027	39,160,000	35,076,395	1.18
San Francisco CA Bay Area Toll Authority Series A (Transportation Revenue) ±	1.31	4-1-2036	28,000,000	28,328,720	0.95
Other securities				189,989,650	6.38

				303,152,829	10.17

Colorado: 3.65%
Colorado ECFA (Education Revenue)	5.50-8.13	10-1-2017 to 9-1-2048	29,325,000	29,924,865	1.01
Colorado Health Facilities Authority Catholic Health Initiatives Series B (Health Revenue, U.S. Bank NA LIQ) ø	0.10	3-1-2032	16,000,000	16,000,000	0.54
Denver CO City & County Airport Series G2 (Airport Revenue, AGM Insured, Morgan Stanley Bank SPA) ø	0.26	11-15-2025	20,000,000	20,000,000	0.67
Other securities				43,061,756	1.43

				108,986,621	3.65

Connecticut: 0.46%
Other securities				13,657,251	0.46

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Municipal Bond Fund	Summary portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Delaware: 0.08%
Other securities				$2,389,132	0.08%

District of Columbia: 1.29%
District of Columbia Children’s Research Center (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.21%	4-1-2038	$5,835,000	5,835,000	0.19
District of Columbia Population Services International (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.21	11-1-2042	24,700,000	24,700,000	0.83
Other securities				7,992,276	0.27

				38,527,276	1.29

Florida: 4.31%
Florida Department of Environmental Protection Everglades Restoration Class B (Tax Revenue, AGM Insured) ø	0.13	7-1-2027	19,375,000	19,375,000	0.65
Florida Development Finance Corporation Educational Facilities Revenue Renaissance Charter School Project Series A (Education Revenue)	8.50	6-15-2044	13,290,000	13,876,621	0.47
Miami FL HFA Jewish Home & Hospital Project (Health Revenue, SunTrust Bank LOC) ø	0.21	8-1-2026	12,500,000	12,500,000	0.42
Palm Beach County FL PFOTER Series 4615 (Miscellaneous Revenue, Dexia Credit Local LIQ) ø	0.41	8-1-2029	20,245,000	20,245,000	0.68
Other securities				62,481,381	2.09

				128,478,002	4.31

Georgia: 0.93%
Other securities				27,668,532	0.93

Guam: 0.57%
Guam Government Hotel Occupancy Series A (Tax Revenue)	6.50	11-1-2040	11,300,000	12,894,543	0.43
Other securities				4,005,481	0.14

				16,900,024	0.57

Hawaii: 0.10%
Other securities				3,065,499	0.10

Idaho: 0.61%
Other securities				18,164,136	0.61

Illinois: 16.84%
Chicago IL (GO, AGM Insured)	0.00-5.56	1-1-2021 to 1-1-2029	43,915,000	31,720,107	1.06
Chicago IL Board of Education (GO, AGM Insured)	0.00-5.00	12-1-2020 to 12-1-2042	54,185,000	33,027,595	1.12
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National Insured) ¤	0.00	12-1-2030	29,000,000	12,684,890	0.42
Chicago IL Board of Education Series 2012 (GO, Dexia Credit Local LIQ) ±144A	0.69	12-1-2034	15,000,000	15,000,000	0.50
Chicago IL Board of Education Series A (GO, Build America Mutual Assurance Company Insured)	5.00	12-1-2042	15,000,000	15,424,950	0.52
Chicago IL Series A (GO, National Insured)	5.00	1-1-2029	23,065,000	23,697,673	0.79
Chicago IL Series C (GO)	5.00	1-1-2034	24,000,000	24,376,560	0.82

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2014	Wells Fargo Advantage Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Illinois (continued)
Cook County IL (GO)	5.00%	11-15-2024 to 11-15-2028	$8,020,000	$9,085,243	0.30%
Cook County IL Series G (GO)	5.00	11-15-2028	27,000,000	29,311,200	0.98
DuPage County IL Community Unit School District #46 School Building (GO, Ambac Insured) ¤	0.00	1-1-2023	23,450,000	17,917,442	0.60
Illinois	5.00-6.00	4-1-2020 to 1-1-2030	45,715,000	48,807,376	1.63
Illinois Toll Highway Authority Series A1 (Transportation Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	0.07	1-1-2031	20,000,000	20,000,000	0.67
Illinois Toll Highway Authority (Transportation Revenue)	0.27-5.00	1-1-2016 to 1-1-2039	13,800,000	13,946,220	0.46
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series PJ (Tax Revenue, National Insured) ¤	0.00	6-15-2028	29,980,000	16,651,791	0.56
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue)	5.75	4-1-2038	14,000,000	15,912,400	0.53
Other securities				174,518,833	5.88

				502,082,280	16.84

Indiana: 1.30%
Indianapolis IN Local Public Improvement Bond Bank ROC RR II R-11779 (Water & Sewer Revenue, AGM Insured, Citibank NA LIQ) 144Aø	0.26	1-1-2017	15,000,000	15,000,000	0.50
Other securities				23,859,270	0.80

				38,859,270	1.30

Iowa: 0.34%
Other securities				10,216,304	0.34

Kansas: 0.31%
Other securities				9,310,567	0.31

Kentucky: 0.79%
Other securities				23,692,047	0.79

Louisiana: 1.32%
Louisiana Tobacco Settlement Financing Corporation Revenue Bonds Series A (Tobacco Revenue)	5.00	5-15-2025	12,500,000	13,127,375	0.44
Other securities				26,297,634	0.88

				39,425,009	1.32

Maine: 0.27%
Other securities				8,114,565	0.27

Maryland: 0.02%
Other securities				470,396	0.02

Massachusetts: 1.26%
Massachusetts Series B (Miscellaneous Revenue, AGM Insured, Dexia Credit Local LIQ) 144Aø	0.16	11-1-2026	14,840,000	14,840,000	0.50
Other securities				22,786,002	0.76

				37,626,002	1.26

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Municipal Bond Fund	Summary portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Michigan: 5.72%
Detroit MI Financial Recovery Bonds (GO) ±	3.50%	10-7-2016	$14,000,000	$13,991,880	0.47%
Detroit MI Sewage Disposal System Refunding Balance Senior Lien Series B (Water & Sewer Revenue, AGM Insured)	7.50	7-1-2033	16,985,000	18,621,675	0.62
Detroit MI Water Supply System (Water & Sewer Revenue)	5.00-7.00	7-1-2019 to 7-1-2036	32,940,000	33,755,459	1.13
Other securities				104,251,477	3.50

				170,620,491	5.72

Minnesota: 0.80%
Minneapolis & St. Paul MN Housing & RDA Children’s Hospital Clinics Series A (Miscellaneous Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.06	8-15-2037	20,895,000	20,895,000	0.70
Other securities				2,942,204	0.10

				23,837,204	0.80

Mississippi: 0.82%
Perry County MS PCR Leaf River Forest Product Project (Industrial Development Revenue) 144Aø	0.30	2-1-2022	15,000,000	15,000,000	0.50
Other securities				9,425,640	0.32

				24,425,640	0.82

Missouri: 0.66%
Other securities				19,659,952	0.66

Nebraska: 0.04%
Other securities				1,115,717	0.04

Nevada: 0.14%
Other securities				4,040,861	0.14

New Hampshire: 0.05%
Other securities				1,544,814	0.05

New Jersey: 4.84%
New Jersey EDA	0.33-4.90	2-1-2018 to 10-1-2040	31,675,000	31,854,515	1.06
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	1.66	3-1-2028	49,085,000	48,366,886	1.62
New Jersey TTFA (Transportation Revenue)	0.33-6.00	6-15-2025 to 12-15-2038	28,425,000	32,311,135	1.09
Other securities				31,873,249	1.07

				144,405,785	4.84

New Mexico: 0.03%
Other securities				988,365	0.03

New York: 8.84%
New York NY Municipal Water Finance Authority 2nd General Resolution Series DD (Water & Sewer Revenue)	6.00	6-15-2040	11,625,000	13,437,221	0.45

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2014	Wells Fargo Advantage Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

New York (continued)
New York NY Municipal Water Finance Authority (Water & Sewer Revenue)	5.00-5.75%	6-15-2026 to 6-15-2040	$8,255,000	$9,522,271	0.32%
New York NY Municipal Water Finance Authority Series AA3 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.22	6-15-2032	26,200,000	26,200,000	0.88
New York NY Municipal Water Finance Authority Series F-1 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.04	6-15-2033	21,215,000	21,215,000	0.71
New York NY Municipal Water Finance Authority Water & Sewer System Series A (Water & Sewer Revenue)	5.00	6-15-2038	36,650,000	39,942,636	1.34
New York Urban Development Corporation Certificate of Participation James A. Farley Post Office Building Refinancing (Miscellaneous Revenue)	4.00	2-1-2015	15,975,000	16,050,242	0.54
Triborough Bridge & Tunnel Authority New York Various Refunding Bond Sub Series CD (Transportation Revenue, AGM Insured, Lloyds Bank SPA) ø	0.20	1-1-2019	25,860,000	25,860,000	0.87
Other securities				111,345,687	3.73

				263,573,057	8.84

North Carolina: 0.65%
Other securities				19,248,565	0.65

Ohio: 2.18%
Montgomery County OH Catholic Health Initiatives Series C2 (Health Revenue, U.S. Bank NA SPA) ø	0.10	10-1-2041	30,000,000	30,000,000	1.01
Other securities				35,155,524	1.17

				65,155,524	2.18

Oklahoma: 0.25%
Other securities				7,379,520	0.25

Oregon: 0.18%
Other securities				5,402,025	0.18

Pennsylvania: 4.87%
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue) ±	1.56	11-1-2039	20,000,000	20,439,800	0.69
Delaware Valley PA Regional Finance Authority	0.31-7.75	7-1-2017 to 7-1-2027	9,660,000	11,312,768	0.37
Delaware Valley PA Regional Financial Authority Local Government Public Improvements Project (Miscellaneous Revenue)	5.75	7-1-2032	13,610,000	16,198,622	0.54
Delaware Valley PA Regional Financial Authority Series A (Miscellaneous Revenue, Ambac Insured)	5.50	8-1-2028	16,420,000	19,207,131	0.64
Delaware Valley PA Regional Financial Authority Series B (Miscellaneous Revenue, Bayerische Landesbank LOC) ø	0.27	6-1-2042	15,000,000	15,000,000	0.50
Other securities				63,224,684	2.13

				145,383,005	4.87

Puerto Rico: 0.50%
Other securities				14,963,621	0.50

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Municipal Bond Fund	Summary portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Rhode Island: 0.11%
Other securities				$3,339,235	0.11%

South Carolina: 1.56%
Other securities				46,421,267	1.56

South Dakota: 0.59%
Other securities				17,703,015	0.59

Tennessee: 0.93%
Other securities				27,603,043	0.93

Texas: 7.20%
Tarrant County TX Cultural Education Facilities Finance Corporation (Health Revenue)	0.26-5.00%	5-15-2017 to 11-15-2029	$14,500,000	15,591,239	0.53
Tarrant County TX Cultural Education Facilities Finance Corporation Series 2973 (Health Revenue, Morgan Stanley Bank LIQ) 144Aø	0.26	11-15-2029	15,000,000	15,000,000	0.50
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2024	20,500,000	22,702,520	0.76
Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Revenue (Utilities Revenue)	5.00	12-15-2023	11,250,000	12,651,300	0.42
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±	0.53	9-15-2017	15,780,000	15,762,958	0.53
Texas Municipal Gas Acquisition & Supply Corporation (Utilities Revenue)	0.84-6.25	12-15-2026 to 9-15-2027	7,000,000	6,760,950	0.23
Texas Private Activity Surface Transportation Corporation Project NTE Mobility Partners Segments LLC (Transportation Revenue)	7.00	12-31-2038	12,500,000	15,246,500	0.51
Other securities				110,899,208	3.72

				214,614,675	7.20

Utah: 0.53%
Other securities				15,778,388	0.53

Vermont: 0.85%
Vermont Student Assistance Corporation Education Loan Revenue Series B Class A2 (Education Revenue) ±	3.23	12-3-2035	16,800,000	16,903,306	0.57
Other securities				8,390,795	0.28

				25,294,101	0.85

Virgin Islands: 1.15%
Virgin Islands PFA	5.00-6.75	10-1-2018 to 10-1-2037	31,495,000	34,326,549	1.15

Virginia: 0.83%
Other securities				24,872,989	0.83

Washington: 0.59%
Other securities				17,656,998	0.59

West Virginia: 0.09%
Other securities				2,701,947	0.09

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2014	Wells Fargo Advantage Municipal Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Wisconsin: 1.10%
Wisconsin Housing & Economic Development Authority Series E (Housing Revenue) ø	0.25%	9-1-2038	$12,980,000	$12,980,000	0.43%
Other securities				19,790,363	0.67

				32,770,363	1.10

Wyoming: 0.41%
Other securities				12,315,289	0.41

Total Municipal Obligations (Cost $2,689,811,611)				2,816,234,402	94.43

	Yield		Shares
Short-Term Investments: 4.94%

Investment Companies: 4.94%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)	0.01		147,406,211	147,406,211	4.94

Total Short-Term Investments (Cost $147,406,211)				147,406,211	4.94

Total investments in securities
(Cost $2,837,217,822) *				2,963,640,613	99.37
Other assets and liabilities, net				18,763,475	0.63

Total net assets				$2,982,404,088	100.00%

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.

¤	The security issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(h)	Underlying security in an inverse floater structure

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $2,838,338,849 and unrealized gains (losses) consists of:
	Gross unrealized gains	$147,306,041
	Gross unrealized losses	(22,004,277)

	Net unrealized gains	$125,301,764

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Municipal Bond Fund	Statement of assets and liabilities—June 30, 2014

Assets
Investments
In unaffiliated securities, at value (see cost below)	$2,816,234,402
In affiliated securities, at value (see cost below)	147,406,211

Total investments, at value (see cost below)	2,963,640,613
Cash	121
Receivable for investments sold	2,205,455
Receivable for Fund shares sold	4,814,158
Receivable for interest	24,155,102
Prepaid expenses and other assets	222,878

Total assets	2,995,038,327

Liabilities
Dividends payable	712,573
Payable for floating-rate notes issued	5,025,000
Payable for Fund shares redeemed	4,780,117
Advisory fee payable	637,560
Distribution fees payable	97,763
Administration fees payable	490,863
Interest and fee expense payable	61,803
Accrued expenses and other liabilities	828,560

Total liabilities	12,634,239

Total net assets	$2,982,404,088

NET ASSETS CONSIST OF
Paid-in capital	$2,863,934,762
Overdistributed net investment income	(284,742)
Accumulated net realized losses on investments	(7,668,723)
Net unrealized gains on investments	126,422,791

Total net assets	$2,982,404,088

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,661,361,674
Shares outstanding – Class A1	160,787,143
Net asset value per share – Class A	$10.33
Maximum offering price per share – Class A2	$10.82
Net assets – Class B	$3,650,299
Shares outstanding – Class B1	353,125
Net asset value per share – Class B	$10.34
Net assets – Class C	$154,863,279
Shares outstanding – Class C1	14,990,811
Net asset value per share – Class C	$10.33
Net assets – Administrator Class	$362,896,144
Shares outstanding – Administrator Class[1]	35,098,158
Net asset value per share – Administrator Class	$10.34
Net assets – Institutional Class	$255,111,920
Shares outstanding – Institutional Class[1]	24,689,490
Net asset value per share – Institutional Class	$10.33
Net assets – Investor Class	$544,520,772
Shares outstanding – Investor Class[1]	52,704,851
Net asset value per share – Investor Class	$10.33

Investments in unaffiliated securities, at cost	$2,689,811,611

Investments in affiliated securities, at cost	$147,406,211

Total investments, at cost	$2,837,217,822

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2014	Wells Fargo Advantage Municipal Bond Fund	17

Investment income
Interest	$118,054,848
Dividends	535,485
Income from affiliated securities	17,737

Total investment income	118,608,070

Expenses
Advisory fee	9,033,207
Administration fees
Fund level	1,443,428
Class A	2,680,518
Class B	8,436
Class C	238,067
Administrator Class	349,760
Institutional Class	153,786
Investor Class	979,405
Shareholder servicing fees
Class A	4,188,309
Class B	13,181
Class C	371,980
Administrator Class	874,187
Investor Class	1,286,594
Distribution fees
Class B	39,544
Class C	1,115,941
Custody and accounting fees	151,407
Professional fees	79,738
Registration fees	176,872
Shareholder report expenses	140,788
Trustees’ fees and expenses	12,520
Interest and fee expense	185,736
Other fees and expenses	64,171

Total expenses	23,587,575
Less: Fee waivers and/or expense reimbursements	(1,512,719)

Net expenses	22,074,856

Net investment income	96,533,214

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	22,018,766
Futures transactions	511,489

Net realized gains on investments	22,530,255

Net change in unrealized gains (losses) on investments	84,225,602

Net realized and unrealized gains (losses) on investments	106,755,857

Net increase in net assets resulting from operations	$203,289,071

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Municipal Bond Fund	Statement of changes in net assets

	Year ended June 30, 2014		Year ended June 30, 2013

Operations
Net investment income		$96,533,214		$79,736,705
Net realized gains on investments		22,530,255		61,894,463
Net change in unrealized gains (losses) on investments		84,225,602		(97,305,508)

Net increase in net assets resulting from operations		203,289,071		44,325,660

Distributions to shareholders from
Net investment income
Class A		(56,335,083)		(47,697,485)
Class B		(140,049)		(201,990)
Class C		(3,864,948)		(3,257,371)
Administrator Class		(12,212,403)		(8,470,188)
Institutional Class		(6,887,074)		(4,217,745)
Investor Class		(17,091,363)		(15,890,798)
Net realized gains
Class A		(11,977,149)		(28,882,080)
Class B		(39,258)		(169,887)
Class C		(1,046,658)		(2,739,918)
Administrator Class		(2,318,044)		(4,661,814)
Institutional Class		(1,035,016)		(2,266,368)
Investor Class		(3,640,741)		(9,770,050)

Total distributions to shareholders		(116,587,786)		(128,225,694)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	28,056,137	279,630,383	45,423,149	471,501,560
Class B	345	3,415	29,715	309,469
Class C	2,602,705	26,161,450	3,453,071	35,861,972
Administrator Class	31,882,753	315,995,537	43,255,567	446,465,637
Institutional Class	21,558,052	213,706,324	6,933,202	71,997,742
Investor Class	15,989,672	159,765,145	37,249,184	387,600,145

		995,262,254		1,413,736,525

Reinvestment of distributions
Class A	6,205,035	61,607,687	6,311,924	65,660,511
Class B	14,925	147,677	29,538	307,725
Class C	410,888	4,074,775	476,372	4,958,680
Administrator Class	1,147,408	11,423,991	855,092	8,901,253
Institutional Class	487,809	4,876,309	338,211	3,519,203
Investor Class	1,919,566	19,064,610	2,162,368	22,496,125

		101,195,049		105,843,497

Payment for shares redeemed
Class A	(54,278,184)	(538,608,273)	(42,797,512)	(443,290,052)
Class B	(422,343)	(4,191,821)	(736,907)	(7,656,211)
Class C	(4,894,041)	(48,437,451)	(3,561,363)	(36,844,563)
Administrator Class	(43,009,050)	(423,241,726)	(21,289,799)	(218,617,877)
Institutional Class	(11,664,150)	(115,198,740)	(7,743,698)	(80,072,725)
Investor Class	(23,611,469)	(233,119,997)	(33,659,430)	(347,973,419)

		(1,362,798,008)		(1,134,454,847)

Net increase (decrease) in net assets resulting from capital share transactions		(266,340,705)		385,125,175

Total increase (decrease) in net assets		(179,639,420)		301,225,141

Net assets
Beginning of period		3,162,043,508		2,860,818,367

End of period		$2,982,404,088		$3,162,043,508

Overdistributed net investment income		$(284,742)		$(287,036)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Municipal Bond Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.00	$10.24	$9.54	$9.51	$8.74
Net investment income	0.33	0.27	0.37	0.40	0.41
Net realized and unrealized gains (losses) on investments	0.40	(0.08)	0.70	0.03	0.84

Total from investment operations	0.73	0.19	1.07	0.43	1.25
Distributions to shareholders from
Net investment income	(0.33)	(0.27)	(0.37)	(0.39)	(0.41)
Net realized gains	(0.07)	(0.16)	(0.00)[1]	(0.01)	(0.07)

Total distributions to shareholders	(0.40)	(0.43)	(0.37)	(0.40)	(0.48)
Net asset value, end of period	$10.33	$10.00	$10.24	$9.54	$9.51
Total return[2]	7.60%	1.70%	11.45%	4.70%	14.28%
Ratios to average net assets (annualized)
Gross expenses	0.80%[3]	0.80%[3]	0.81%[3]	0.83%[3]	0.86%[3]
Net expenses	0.76%[3]	0.75%[3]	0.75%[3]	0.77%[3]	0.75%[3]
Net investment income	3.36%	2.56%	3.72%	4.18%	4.37%
Supplemental data
Portfolio turnover rate	37%	54%	63%	69%	84%
Net assets, end of period (000s omitted)	$1,661,362	$1,807,790	$1,759,128	$1,503,256	$383,203

1.	Amount is less than $0.005.

2.	Total return calculations do not include any sales charges.

3.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2014	0.01%
Year ended June 30, 2013	0.00%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011	0.02%
Year ended June 30, 2010	0.03%

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS B	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.00	$10.24	$9.54	$9.51	$8.72
Net investment income	0.26 [1]	0.19	0.29	0.33	0.35
Net realized and unrealized gains (losses) on investments	0.41	(0.08)	0.71	0.03	0.85

Total from investment operations	0.67	0.11	1.00	0.36	1.20
Distributions to shareholders from
Net investment income	(0.26)	(0.19)	(0.30)	(0.32)	(0.34)
Net realized gains	(0.07)	(0.16)	(0.00)[2]	(0.01)	(0.07)

Total distributions to shareholders	(0.33)	(0.35)	(0.30)	(0.33)	(0.41)
Net asset value, end of period	$10.34	$10.00	$10.24	$9.54	$9.51
Total return[3]	6.90%	0.94%	10.62%	3.92%	13.43%
Ratios to average net assets (annualized)
Gross expenses	1.55%[4]	1.54%[4]	1.56%[4]	1.57%[4]	1.61%[4]
Net expenses	1.51%[4]	1.50%[4]	1.50%[4]	1.52%[4]	1.50%[4]
Net investment income	2.66%	1.83%	3.05%	3.39%	3.71%
Supplemental data
Portfolio turnover rate	37%	54%	63%	69%	84%
Net assets, end of period (000s omitted)	$3,650	$7,604	$14,723	$24,040	$3,437

1.	Calculated based on average shares outstanding

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges.

4.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2014	0.01%
Year ended June 30, 2013	0.00%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011	0.02%
Year ended June 30, 2010	0.03%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Municipal Bond Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.00	$10.23	$9.53	$9.51	$8.74
Net investment income	0.26	0.19	0.30	0.32	0.33
Net realized and unrealized gains (losses) on investments	0.40	(0.07)	0.70	0.03	0.85

Total from investment operations	0.66	0.12	1.00	0.35	1.18
Distributions to shareholders from
Net investment income	(0.26)	(0.19)	(0.30)	(0.32)	(0.34)
Net realized gains	(0.07)	(0.16)	(0.00)[1]	(0.01)	(0.07)

Total distributions to shareholders	(0.33)	(0.35)	(0.30)	(0.33)	(0.41)
Net asset value, end of period	$10.33	$10.00	$10.23	$9.53	$9.51
Total return[2]	6.80%	1.04%	10.63%	3.81%	13.43%
Ratios to average net assets (annualized)
Gross expenses	1.55%[3]	1.55%[3]	1.56%[3]	1.58%[3]	1.61%[3]
Net expenses	1.51%[3]	1.50%[3]	1.50%[3]	1.52%[3]	1.50%[3]
Net investment income	2.60%	1.82%	2.95%	3.42%	3.59%
Supplemental data
Portfolio turnover rate	37%	54%	63%	69%	84%
Net assets, end of period (000s omitted)	$154,863	$168,658	$168,883	$126,338	$33,864

1.	Amount is less than $0.005.

2.	Total return calculations do not include any sales charges.

3.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2014	0.01%
Year ended June 30, 2013	0.00%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011	0.02%
Year ended June 30, 2010	0.03%

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.01	$10.24	$9.54	$9.50	$8.73
Net investment income	0.35	0.28	0.39	0.40	0.42
Net realized and unrealized gains (losses) on investments	0.40	(0.07)	0.69	0.06	0.85

Total from investment operations	0.75	0.21	1.08	0.46	1.27
Distributions to shareholders from
Net investment income	(0.35)	(0.28)	(0.38)	(0.41)	(0.43)
Net realized gains	(0.07)	(0.16)	(0.00)[1]	(0.01)	(0.07)

Total distributions to shareholders	(0.42)	(0.44)	(0.38)	(0.42)	(0.50)
Net asset value, end of period	$10.34	$10.01	$10.24	$9.54	$9.50
Total return	7.75%	1.96%	11.62%	4.96%	14.33%
Ratios to average net assets (annualized)
Gross expenses	0.74%[2]	0.74%[2]	0.74%[2]	0.75%[2]	0.78%[2]
Net expenses	0.61%[2]	0.60%[2]	0.60%[2]	0.62%[2]	0.60%[2]
Net investment income	3.49%	2.72%	3.74%	4.26%	4.55%
Supplemental data
Portfolio turnover rate	37%	54%	63%	69%	84%
Net assets, end of period (000s omitted)	$362,896	$451,005	$227,942	$78,861	$186,661

1.	Amount is less than $0.005.

2.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2014	0.01%
Year ended June 30, 2013	0.00%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011	0.02%
Year ended June 30, 2010	0.03%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Municipal Bond Fund	23

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.00	$10.24	$9.54	$9.51	$8.73
Net investment income	0.36	0.30	0.40	0.42	0.41
Net realized and unrealized gains (losses) on investments	0.40	(0.08)	0.70	0.04	0.88

Total from investment operations	0.76	0.22	1.10	0.46	1.29
Distributions to shareholders from
Net investment income	(0.36)	(0.30)	(0.40)	(0.42)	(0.44)
Net realized gains	(0.07)	(0.16)	(0.00)[1]	(0.01)	(0.07)

Total distributions to shareholders	(0.43)	(0.46)	(0.40)	(0.43)	(0.51)
Net asset value, end of period	$10.33	$10.00	$10.24	$9.54	$9.51
Total return	7.90%	2.00%	11.76%	4.99%	14.73%
Ratios to average net assets (annualized)
Gross expenses	0.47%[2]	0.47%[2]	0.47%[2]	0.50%[2]	0.50%[2]
Net expenses	0.47%[2]	0.47%[2]	0.47%[2]	0.49%[2]	0.50%[2]
Net investment income	3.58%	2.85%	4.15%	4.46%	4.42%
Supplemental data
Portfolio turnover rate	37%	54%	63%	69%	84%
Net assets, end of period (000s omitted)	$255,112	$143,062	$151,285	$427,525	$2,809

1.	Amount is less than $0.005.

2.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2014	0.01%
Year ended June 30, 2013	0.00%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011	0.02%
Year ended June 30, 2010	0.03%

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INVESTOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.00	$10.23	$9.53	$9.51	$8.74
Net investment income	0.33	0.26	0.37	0.39	0.41
Net realized and unrealized gains (losses) on investments	0.40	(0.07)	0.70	0.03	0.84

Total from investment operations	0.73	0.19	1.07	0.42	1.25
Distributions to shareholders from
Net investment income	(0.33)	(0.26)	(0.37)	(0.39)	(0.41)
Net realized gains	(0.07)	(0.16)	(0.00)[1]	(0.01)	(0.07)

Total distributions to shareholders	(0.40)	(0.42)	(0.37)	(0.40)	(0.48)
Net asset value, end of period	$10.33	$10.00	$10.23	$9.53	$9.51
Total return	7.57%	1.77%	11.42%	4.56%	14.23%
Ratios to average net assets (annualized)
Gross expenses	0.83%[2]	0.83%[2]	0.84%[2]	0.86%[2]	0.91%[2]
Net expenses	0.79%[2]	0.78%[2]	0.78%[2]	0.80%[2]	0.80%[2]
Net investment income	3.32%	2.53%	3.64%	4.13%	4.35%
Supplemental data
Portfolio turnover rate	37%	54%	63%	69%	84%
Net assets, end of period (000s omitted)	$544,521	$583,925	$538,857	$334,987	$330,799

1.	Amount is less than $0.005.

2.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2014	0.01%
Year ended June 30, 2013	0.00%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011	0.02%
Year ended June 30, 2010	0.03%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Municipal Bond Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

26	Wells Fargo Advantage Municipal Bond Fund	Notes to financial statements

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Inverse floating-rate obligations

The Fund may participate in inverse floating-rate obligation (“Inverse Floater”) structures whereby a fixed-rate bond (“Fixed-Rate Bond”) purchased by the Fund is transferred to a tender option bond trust (“TOB Trust”). The TOB Trust issues floating-rate notes (“Floating-Rate Notes”) to third-parties, which are collateralized by the Fixed-Rate Bond, and the Fund buys a residual interest in the TOB Trust’s assets and cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the Fixed-Rate Bond held by the TOB Trust transferred back to the Fund, thereby collapsing the TOB Trust. The Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Portfolio of Investments, and by recording the Floating-Rate Notes as a liability in the Statement of Assets and Liabilities. The Fund also records the interest paid on Floating-Rate Notes as interest expense. The Floating-Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes for redemption at par at each reset date. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values

Notes to financial statements	Wells Fargo Advantage Municipal Bond Fund	27

per share. At June 30, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(457,289)	$457,289

As of June 30, 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

2016	2017	2018	2019
$11,849,292	$5,924,646	$5,924,646	$130,027

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$2,809,496,902	$6,737,500	$2,816,234,402

Short-term investments
Investment companies	147,406,211	0	0	147,406,211
Total assets	$147,406,211	$2,809,496,902	$6,737,500	$2,963,640,613

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser who is responsible for day-to-day portfolio management of the Fund.

28	Wells Fargo Advantage Municipal Bond Fund	Notes to financial statements

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2014, the advisory fee was equivalent to an annual rate of 0.31% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses, excluding any interest expense, at 0.75% for Class A shares, 1.50% for Class B shares, 1.50% for Class C shares, 0.60% for Administrator Class shares, 0.48% for Institutional Class shares, and 0.78% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares. For the year ended June 30, 2014, Funds Distributor received $62,627 from the sale of Class A shares and $11 and $2,239 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2014 were $934,732,418 and $1,665,550,997, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2014, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.

Notes to financial statements	Wells Fargo Advantage Municipal Bond Fund	29

As of June 30, 2014, the Fund did not have any open futures contracts. The Fund had an average notional amount of $29,098 and $1,031,219 in long and short futures contracts during the year ended June 30, 2014.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2014, the Fund paid $3,597 in commitment fees.

For the year ended June 30, 2014, there were no borrowings by the Fund under the agreement.

During the year ended June 30, 2014, the Fund participated in Inverse Floaters which are accounted for as a secured borrowing. At June 30, 2014, the value of Floating-Rate Notes outstanding and the related collateral were $5,025,000 and $12,340,797, respectively. During the year ended June 30, 2014, the Fund held Floating-Rate Notes that had an average daily balance outstanding of $8,168,836 and incurred interest and fee expense in the amount of $185,736.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	Year ended June 30
	2014	2013
Ordinary income	$15,484,740	$0
Tax-exempt income	96,530,920	79,735,577
Long-term capital gain	4,572,126	48,490,117

As of June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$569,071	$17,280,916	$125,301,764	$(23,828,611)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Advantage Municipal Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including portfolio of investments and the summary portfolio of investments of the Wells Fargo Advantage Municipal Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Municipal Bond Fund as of June 30, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2014

Other information (unaudited)	Wells Fargo Advantage Municipal Bond Fund	31

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $4,572,126 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2014.

For the fiscal year ended June 30, 2014, $1,762,453 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended June 30, 2014, $15,027,940 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2014.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Municipal Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Municipal Bond Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Municipal Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “ May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Municipal Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Municipal Bond Fund	35

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Barclays Municipal Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

36	Wells Fargo Advantage Municipal Bond Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Municipal Bond Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

226292 08-14 A253/AR253 06-14

Wells Fargo Advantage

North Carolina Tax-Free Fund

Annual Report

June 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage North Carolina Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage North Carolina Tax-Free Fund for the 12-month period that ended June 30, 2014. The past year was marked by continued accommodative monetary policies and modest U.S. economic growth. Interest rates rose during the first half of the reporting period and then enjoyed a sustained rally in the second half. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, gained 6.14% for the 12 months that ended June 30, 2014.

Monetary policy remained accommodative, and economic growth appeared sustainable.

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero. Entering the reporting period, however, Fed officials had begun to discuss tapering its asset-purchase program, which purchased agency mortgage-backed securities and U.S. Treasuries to support the housing market and to keep interest rates low. By its mid-December 2013 meeting, the Fed conveyed confidence in the strength of the economy by announcing it would begin tapering in January 2014. If economic conditions continue to improve, the Fed is expected to end its asset purchases by year-end. The Fed’s leadership transition from Ben Bernanke to Janet Yellen was largely seamless.

Economic activity appeared to reaccelerate to a modest pace despite a severe weather-related shortfall in the first quarter 2014, and current forecasts generally expect continued moderate growth going forward. Accommodative monetary policies, improved labor markets, healthy corporate profits, and improved credit conditions all helped underpin modest U.S. economic growth and suggest that yields could be poised to move higher.

The municipal bond market faced challenges in 2013 but recovered in 2014.

As U.S. Treasury yields rose in the second half of 2013 on concerns about the impact of tapering, so did municipal yields. In addition, dollars flowed out of municipal funds at the end of 2013. Investors pulled nearly $50 billion out of municipal bond funds during that time. Many were likely spooked by the news coming out of Detroit and Puerto Rico. Others may have feared that the Fed would let rates rise significantly. Still others may have done some tax-loss selling.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit. In addition, low yields and attractive valuations enticed investors to reach for yield, further helping lower-rated credits and longer-term bonds to outperform. Credit spreads narrowed but remained above their long-term average across medium- and lower-quality credit tiers. The historically steep yield curve, which had made longer-term bond yields attractive to investors, flattened significantly as longer-term yields declined more than short-term yields. In this environment, municipal bond funds experienced positive inflows for much of the first half of 2014.

Developments in Detroit and Puerto Rico were due to weak financial and economic situations specific to locale rather than reflecting systemic problems across the municipal bond market. In fact, the vast majority of state and local municipal issuers experienced improved fundamental situations. The city of Detroit continued to negotiate with its creditors as it seeks to exit bankruptcy,

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	3

which has resulted in multiple changes to its plan of adjustment. Puerto Rico remained under severe economic and fiscal stress. In late June 2014, the commonwealth enacted a law that provides a path to restructuring its debt to three of its public corporations, including the Puerto Rico Electric Power Authority. While this legislation was designed to shore up general obligation debt, the ability of the public corporations to pay debt service was called into question, causing further credit downgrades by the rating agencies as well as a sharp sell-off in their debt.

While yields have been at historically low levels, there is a risk of rising rates and negative bond returns. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage North Carolina Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and North Carolina individual income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Robert J. Miller

Bruce R. Johns

Average annual total returns1 (%) as of June 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ENCMX)	1-11-1993	1.20	4.54	3.36	5.92	5.50	3.83	0.91	0.85
Class C (ENCCX)	3-27-2002	4.13	4.71	3.07	5.13	4.71	3.07	1.66	1.60
Institutional Class (ENCYX)	2-28-1994	–	–	–	6.25	5.82	4.13	0.58	0.54
Barclays Municipal Bond Index[4]	–	–	–	–	6.14	5.81	4.97	–	–
Barclays North Carolina Municipal Bond Index[5]	–	–	–	–	5.54	4.88	4.79	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to North Carolina municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	5

Growth of $10,000 investment[6] as of June 30, 2014

1.	Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen North Carolina Municipal Bond Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through October 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

5.	The Barclays North Carolina Municipal Bond Index is the North Carolina component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays North Carolina Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

7.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes on a scale SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bond on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

8.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage North Carolina Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed the Barclays North Carolina Municipal Bond Index, but underperformed the Barclays Municipal Bond Index for the 12-month period that ended June 30, 2014.

■	Credit positioning was a large contributor to performance because the Fund was overweight in A-rated and BBB-rated bonds, which outperformed higher-rated bonds.

■	Sector allocation contributed to performance because the Fund was overweight in essential-services revenue bonds relative to general obligation bonds and prerefunded bonds.

■	Short duration and yield-curve positioning were modest detractors to performance as the long end of the curve outperformed intermediate maturities where the Fund had larger exposures.

The municipal market faced higher yields early in the period and then rallied.

The first six months of the fiscal year saw substantial volatility. The 10-year Treasury yield climbed from 2.48% at the beginning of the period and plateaued near 3% between September and December 2013. As planned, the U.S. Federal Reserve (Fed) began tapering in January 2014, yet the market rallied because the Fed’s policy had apparently already been priced into market yield levels. Treasury yields declined, bottoming at 2.44% on May 28, 2014. The Fed maintained its stated plan for reducing its bond purchases at each meeting. Economic growth was mixed but generally positive.

Municipal yields also ended the fiscal year lower across the curve. Municipal bond fund outflows in the latter half of 2013 turned to positive inflows in the first half of 2014. We believe investor demand combined with limited supply—both new issue and refunding volume—drove yields lower. Investors’ demand for yield also caused credit spreads to compress and long-term bonds to outperform.

Meanwhile, although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. Puerto Rico came under pressure as the depth and breadth of its financial problems became increasingly clear. The commonwealth passed legislation in late June 2014 that allows certain public corporations to restructure their debt, and the bill has subsequently been challenged in the courts. In our view, municipal defaults will likely remain extremely rare and we believe Puerto Rico does not appear indicative of systemic municipal market risk.

Credit quality[7] as of June 30, 2014

The Fund was positioned in a defensive manner.

We kept the Fund’s duration at 90% of the Barclays North Carolina Municipal Bond Index throughout the reporting period because we expected rates to move higher and yield curves to flatten. The Fund was overweight in the 10- to 20-year part of the curve to take advantage of roll-down, or the natural decline in yield (increase in price) as a bond moves toward maturity. We continue to believe the next move in rates will be higher as the Fed continues to taper its quantitative easing program and the economy gains momentum. While duration and curve positioning were slight detractors from performance overall, we believe the Fund is relatively defensively positioned ahead of an anticipated increasing interest-rate environment. We have also endeavored to position the Fund to benefit should the yield curve flatten and credit spreads tighten as interest rates increase. Technical factors also worked against the Fund’s relatively defensive positioning in the second half of the period when limited supply, which had plummeted, and strong demand from municipal bond mutual fund inflows exacerbated the supply/demand imbalance, which culminated in longer-term bonds rallying.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	7

Effective maturity distribution[8] as of June 30, 2014

The Fund’s credit positioning was a positive contributor to performance.

Demand for lower-rated and nonrated credits was strong. Consequently, the Fund’s overweight in A-rated and BBB-rated bonds helped performance, as these rating categories outperformed. We sold several bonds within these credit tiers last fall, including the Electric Utility and Highway System of Puerto Rico, leaving only one insured GO Puerto Rico bond that will mature in August 2014. We plan to maintain the Fund’s credit allocations because we believe an improving economy will likely lead to improving municipal credit quality and the outperformance of lower-rated bonds in hospitals, leasing, and special tax.

North Carolina is faring better than most states.

The state of North Carolina continues to enjoy a AAA-rated credit standing from all three major credit-rating agencies, supported by strong management practices, a moderate debt burden, and a 94%-funded pension system, one of the highest ratios in the nation. The executive branch has strong powers because the governor serves as the director of budget, which allows for a quick response when needed to balance operations. Tax-supported debt totals $8.4 billion and remains moderate relative to the population. Total debt represents only 2% of government spending, with 70% amortizing within 10 years. Combined, total debt and unfunded pension liabilities represent a low 3.7% of personal income. The full effects of federal budget reductions and the Affordable Care Act remain uncertain to the state of North Carolina.

Going forward, we expect to continue a relatively defensive posture in the Fund.

With the economy continuing to improve and the Fed tapering well underway, we believe interest rates are biased higher. We are monitoring macroeconomic trends and municipal-specific events for tactical opportunities as we transition to higher rates. We expect economic growth to accelerate through the end of the calendar year, and while the Fed is unlikely to raise its target rate until sometime late in 2015, we believe its quantitative easing program will likely be completed by year-end. We expect to remain relatively defensively positioned with an overweight in A-rated and BBB-rated bonds, an overweight to premium-coupon bonds trading to short calls, and maturities structured to benefit from a curve-flattening environment. We believe this portfolio should outperform in an unchanged or rising rate environment.

Please see footnotes on page 5.

8	Wells Fargo Advantage North Carolina Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2014	Ending account value 6-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,056.37	$4.33	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class C
Actual	$1,000.00	$1,051.40	$8.14	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Institutional Class
Actual	$1,000.00	$1,056.92	$2.75	0.54%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71	0.54%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2014	Wells Fargo Advantage North Carolina Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 89.39%

Guam: 3.88%
Guam Government Business Privilege Tax Series A (Tax Revenue)	5.00%	1-1-2031	$1,000,000	$1,050,370
Guam Government Hotel Occupancy Series A (Tax Revenue)	6.00	11-1-2026	2,000,000	2,250,180
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.25	7-1-2023	1,000,000	1,128,380

				4,428,930

Indiana: 0.99%
Indiana Finance Authority Wastewater Utilities Revenue CWA Authority Project Series A (Water & Sewer Revenue)	5.00	10-1-2031	1,000,000	1,131,920

North Carolina: 72.33%
Cape Fear NC Public Utility Authority (Water & Sewer Revenue)	5.00	8-1-2035	3,000,000	3,321,330
Charlotte NC Airport Series A (Airport Revenue)	5.50	7-1-2034	2,500,000	2,800,175
Charlotte NC AMT Series B (Airport Revenue)	5.00	7-1-2020	1,480,000	1,723,623
Charlotte NC AMT Series B (Airport Revenue)	5.50	7-1-2024	810,000	924,793
Charlotte NC Certificate of Participation Series A (Miscellaneous Revenue)	5.00	12-1-2026	1,160,000	1,319,732
Charlotte NC Certificate of Participation Series E (Miscellaneous Revenue)	5.00	6-1-2023	3,650,000	4,139,976
Charlotte NC Douglas Airport Series A (Airport Revenue)	5.00	7-1-2025	1,645,000	1,860,314
Charlotte-Mecklenburg NC Hospital Authority (Health Revenue)	5.00	1-15-2027	1,885,000	2,043,095
Cumberland County NC Limited Obligation Series B (Miscellaneous Revenue)	5.00	11-1-2025	1,000,000	1,178,120
Cumberland County NC Limited Obligation Series B (Miscellaneous Revenue)	5.00	11-1-2026	1,000,000	1,174,220
Dare County NC Limited Obligation Series B (Miscellaneous Revenue)	5.00	6-1-2021	850,000	1,005,780
Dare County NC Limited Obligation Series B (Miscellaneous Revenue)	5.00	6-1-2023	270,000	316,953
Fayetteville NC Public Work Commission Series B (Utilities Revenue)	5.00	3-1-2023	600,000	690,012
Johnston NC Memorial Hospital Authority (Health Revenue, AGM/FHA Insured)	5.25	10-1-2036	1,960,000	2,158,901
Mecklenburg County NC Public Facilities Corporation (Miscellaneous Revenue)	5.00	3-1-2022	1,035,000	1,205,226
New Hanover County NC New Hanover Regional Medical Center (Health Revenue)	5.00	10-1-2026	1,000,000	1,122,260
New Hanover County NC New Hanover Regional Medical Center (Health Revenue)	5.00	10-1-2028	3,000,000	3,308,100
New Hanover County NC New Hanover Regional Medical Center (Health Revenue, AGM Insured)	5.13	10-1-2031	1,800,000	1,942,722
North Carolina Capital Finance Republic Services Incorporated Project (Resource Recovery Revenue) ±	0.40	6-1-2038	1,000,000	1,000,010
North Carolina Capital Improvement Limited Series A (Miscellaneous Revenue)	5.00	5-1-2026	3,000,000	3,421,650
North Carolina Grant Anticipation Department of State Treasurer (Miscellaneous Revenue)	5.00	3-1-2021	1,700,000	1,971,626
North Carolina HFA Series 25-A (Housing Revenue)	4.65	7-1-2021	2,390,000	2,521,044
North Carolina HFA Series B (Housing Revenue) ±	4.25	1-1-2028	4,475,000	4,686,533
North Carolina Medical Care Commission Baptist Hospital Project (Health Revenue)	5.25	6-1-2029	2,000,000	2,197,940
North Carolina Medical Care Commission Health Care Facilities (Health Revenue)	5.00	1-1-2018	500,000	571,835
North Carolina Medical Care Commission Health Care Facilities University Health System Series D (Health Revenue)	6.25	12-1-2033	1,500,000	1,727,925
North Carolina Medical Care Commission Hugh Chatam Memorial Hospital Project (Health Revenue, Radian Insured)	5.50	10-1-2020	1,095,000	1,096,369
North Carolina Medical Care Commission Presbyterian Homes Project (Health Revenue)	5.40	10-1-2027	1,000,000	1,009,190
North Carolina Medical Care Commission Presbyterian Homes Project (Health Revenue)	5.50	10-1-2031	2,000,000	2,009,900
North Carolina Medical Care Commission Presbyterian Homes Project (Health Revenue)	5.60	10-1-2036	1,500,000	1,505,835
North Carolina Medical Care Commission Southeastern Regional Medical Center (Health Revenue)	5.00	6-1-2026	385,000	425,336
North Carolina Medical Care Commission Southeastern Regional Medical Center (Health Revenue)	5.00	6-1-2032	500,000	534,335

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage North Carolina Tax-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

North Carolina (continued)
North Carolina Medical Care Commission Stanley Memorial Hospital Project (Health Revenue)	5.00%	7-1-2033	$1,000,000	$1,034,390
North Carolina Medical Care Commission Wake Forest Baptist Medical Center (Health Revenue)	5.00	12-1-2022	1,925,000	2,257,717
North Carolina Municipal Power Agency #1 Catawba Nuclear Power Project Series A (Utilities Revenue)	5.00	1-1-2021	2,720,000	3,144,728
North Carolina Municipal Power Agency #1 Catawba Nuclear Power Project Series A (Utilities Revenue)	5.00	1-1-2030	1,550,000	1,718,299
North Carolina Port Authority Series B (Airport Revenue)	5.00	2-1-2025	3,540,000	3,888,796
North Carolina Raleigh-Durham Airport Authority Series B-1 (Airport Revenue)	5.00	11-1-2028	1,500,000	1,708,185
Orange County NC Public Facilities Company Limited Obligation (Miscellaneous Revenue)	5.00	10-1-2026	1,000,000	1,131,010
Raleigh NC Enterprise System Series A (Water & Sewer Revenue)	5.00	3-1-2036	1,835,000	1,980,552
Raleigh NC Enterprise System Series A (Water & Sewer Revenue)	5.00	3-1-2036	2,465,000	2,610,879
University of North Carolina at Greensboro (Education Revenue)	5.00	4-1-2033	2,000,000	2,244,200
University of North Carolina Wilmington Student Housing Project Certificate of Participation (Miscellaneous Revenue, National Insured)	5.00	6-1-2022	1,000,000	1,042,690
Wilmington NC Certificate of Participation (Miscellaneous Revenue)	5.00	6-1-2029	2,580,000	2,861,555

				82,537,861

Puerto Rico: 1.32%
Puerto Rico Municipal Finance Agency Series A (GO, AGM Insured)	5.25	8-1-2014	1,500,000	1,506,180

Tennessee: 3.00%
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2026	1,020,000	1,171,572
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2021	2,000,000	2,252,660

				3,424,232

Virgin Islands: 5.91%
Virgin Islands PFA (Miscellaneous Revenue)	6.75	10-1-2019	3,500,000	3,969,385
Virgin Islands PFA Matching Fund Loan Senior Lien Series A (Miscellaneous Revenue)	6.75	10-1-2037	2,500,000	2,772,650

				6,742,035

Washington: 1.03%
Tumwater Office Properties Washington Lease Revenue Washington Office Buildings (Miscellaneous Revenue)	5.00	7-1-2026	1,000,000	1,174,580

Wisconsin: 0.93%
Wisconsin PFA Carolina International School Series A (Education Revenue) 144A	6.75	8-1-2033	1,000,000	1,063,030

Total Municipal Obligations (Cost $94,410,235)				102,008,768

	Yield		Shares
Short-Term Investments: 10.50%

Investment Companies: 10.50%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)	0.01		11,984,130	11,984,130

Total Short-Term Investments (Cost $11,984,130)				11,984,130

Total investments in securities
(Cost $106,394,365) *	99.89%	113,992,898
Other assets and liabilities, net	0.11	120,068

Total net assets	100.00%	$114,112,966

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage North Carolina Tax-Free Fund	11

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $106,394,365 and unrealized gains (losses) consists of:

Gross unrealized gains	$7,688,967
Gross unrealized losses	(90,434)

Net unrealized gains	$7,598,533

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage North Carolina Tax-Free Fund	Statement of assets and liabilities—June 30, 2014

Assets
Investments
In unaffiliated securities, at value (see cost below)	$102,008,768
In affiliated securities, at value (see cost below)	11,984,130

Total investments, at value (see cost below)	113,992,898
Receivable for investments sold	155,000
Receivable for Fund shares sold	1,274
Receivable for interest	1,384,761
Prepaid expenses and other assets	19,446

Total assets	115,553,379

Liabilities
Dividends payable	161,869
Payable for investments purchased	1,120,470
Payable for Fund shares redeemed	35,464
Advisory fee payable	25,602
Distribution fees payable	2,806
Administration fees payable	14,983
Accrued expenses and other liabilities	79,219

Total liabilities	1,440,413

Total net assets	$114,112,966

NET ASSETS CONSIST OF
Paid-in capital	$117,709,075
Overdistributed net investment income	(59,574)
Accumulated net realized losses on investments	(11,135,068)
Net unrealized gains on investments	7,598,533

Total net assets	$114,112,966

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$37,067,230
Shares outstanding – Class A1	3,588,410
Net asset value per share – Class A	$10.33
Maximum offering price per share – Class A2	$10.82
Net assets – Class C	$4,566,348
Shares outstanding – Class C1	442,016
Net asset value per share – Class C	$10.33
Net assets – Institutional Class	$72,479,388
Shares outstanding – Institutional Class[1]	7,016,596
Net asset value per share – Institutional Class	$10.33

Investments in unaffiliated securities, at cost	$94,410,235

Investments in affiliated securities, at cost	$11,984,130

Total investments, at cost	$106,394,365

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2014	Wells Fargo Advantage North Carolina Tax-Free Fund	13

Investment income
Interest	$4,569,968
Income from affiliated securities	298

Total investment income	4,570,266

Expenses
Advisory fee	384,925
Administration fees
Fund level	54,989
Class A	62,207
Class C	7,205
Institutional Class	53,277
Shareholder servicing fees
Class A	97,198
Class C	11,257
Distribution fees
Class C	33,772
Custody and accounting fees	11,559
Professional fees	46,771
Registration fees	42,274
Shareholder report expenses	23,977
Trustees’ fees and expenses	12,242
Other fees and expenses	10,130

Total expenses	851,783
Less: Fee waivers and/or expense reimbursements	(89,642)

Net expenses	762,141

Net investment income	3,808,125

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(419,547)
Net change in unrealized gains (losses) on investments	2,718,741

Net realized and unrealized gains (losses) on investments	2,299,194

Net increase in net assets resulting from operations	$6,107,319

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage North Carolina Tax-Free Fund	Statement of changes in net assets

	Year ended June 30, 2014		Year ended June 30, 2013

Operations
Net investment income		$3,808,125		$4,291,178
Net realized gains (losses) on investments		(419,547)		1,282,665
Net change in unrealized gains (losses) on investments		2,718,741		(4,370,018)

Net increase in net assets resulting from operations		6,107,319		1,203,825

Distributions to shareholders from
Net investment income
Class A		(1,289,186)		(1,350,775)
Class C		(115,169)		(125,879)
Institutional Class		(2,403,895)		(2,814,564)

Total distributions to shareholders		(3,808,250)		(4,291,218)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	199,641	2,003,221	319,040	3,353,030
Class C	60,193	606,536	65,488	688,067
Institutional Class	1,504,993	15,493,145	645,930	6,774,062

		18,102,902		10,815,159

Reinvestment of distributions
Class A	115,194	1,161,678	111,583	1,168,157
Class C	10,088	101,781	10,981	114,998
Institutional Class	38,672	390,110	35,030	366,702

		1,653,569		1,649,857

Payment for shares redeemed
Class A	(881,202)	(8,853,763)	(540,623)	(5,638,183)
Class C	(140,535)	(1,401,094)	(98,421)	(1,027,340)
Institutional Class	(2,257,694)	(22,656,891)	(1,699,337)	(17,786,772)

		(32,911,748)		(24,452,295)

Net decrease in net assets resulting from capital share transactions		(13,155,277)		(11,987,279)

Total decrease in net assets		(10,856,208)		(15,074,672)

Net assets
Beginning of period		124,969,174		140,043,846

End of period		$114,112,966		$124,969,174

Overdistributed net investment income		$(59,574)		$(59,449)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage North Carolina Tax-Free Fund	15

(For a share outstanding throughout each period)

	Year ended June 30				Year ended August 31
CLASS A	2014	2013	2012	2011[1]	2010[2]	2009[2]
Net asset value, beginning of period	$10.08	$10.34	$9.71	$10.12	$9.64	$9.80
Net investment income	0.33	0.32	0.34	0.30	0.39 [3]	0.39
Net realized and unrealized gains (losses) on investments	0.25	(0.26)	0.63	(0.41)	0.49	(0.15)

Total from investment operations	0.58	0.06	0.97	(0.11)	0.88	0.24
Distributions to shareholders from
Net investment income	(0.33)	(0.32)	(0.34)	(0.30)	(0.40)	(0.40)
Net asset value, end of period	$10.33	$10.08	$10.34	$9.71	$10.12	$9.64
Total return[4]	5.92%	0.51%	10.09%	(1.05)%	9.38%	2.63%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.91%	0.90%	0.91%	0.90%	0.87%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.88%	0.87%
Net investment income	3.32%	3.06%	3.34%	3.72%	4.03%	4.22%
Supplemental data
Portfolio turnover rate	15%	15%	48%	44%	63%	48%
Net assets, end of period (000s omitted)	$37,067	$41,879	$44,082	$47,954	$56,508	$51,028

1.	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen North Carolina Municipal Bond Fund.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage North Carolina Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30				Year ended August 31
CLASS C	2014	2013	2012	2011[1]	2010[2]	2009[2]
Net asset value, beginning of period	$10.08	$10.34	$9.71	$10.12	$9.64	$9.80
Net investment income	0.26	0.24	0.26	0.24	0.32 [3]	0.32
Net realized and unrealized gains (losses) on investments	0.25	(0.26)	0.63	(0.41)	0.49	(0.15)

Total from investment operations	0.51	(0.02)	0.89	(0.17)	0.81	0.17
Distributions to shareholders from
Net investment income	(0.26)	(0.24)	(0.26)	(0.24)	(0.33)	(0.33)
Net asset value, end of period	$10.33	$10.08	$10.34	$9.71	$10.12	$9.64
Total return[4]	5.13%	(0.24)%	9.27%	(1.66)%	8.57%	1.87%
Ratios to average net assets (annualized)
Gross expenses	1.69%	1.66%	1.65%	1.66%	1.65%	1.62%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.63%	1.62%
Net investment income	2.56%	2.31%	2.59%	2.96%	3.26%	3.47%
Supplemental data
Portfolio turnover rate	15%	15%	48%	44%	63%	48%
Net assets, end of period (000s omitted)	$4,566	$5,164	$5,523	$5,789	$7,671	$4,805

1.	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen North Carolina Municipal Bond Fund.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage North Carolina Tax-Free Fund	17

(For a share outstanding throughout each period)

	Year ended June 30				Year ended August 31
INSTITUTIONAL CLASS	2014	2013	2012	2011[1]	2010[2]	2009[2]
Net asset value, beginning of period	$10.08	$10.34	$9.71	$10.12	$9.64	$9.80
Net investment income	0.36	0.35	0.37	0.32	0.42 [3]	0.42
Net realized and unrealized gains (losses) on investments	0.26	(0.26)	0.63	(0.41)	0.49	(0.16)

Total from investment operations	0.62	0.09	1.00	(0.09)	0.91	0.26
Distributions to shareholders from
Net investment income	(0.37)	(0.35)	(0.37)	(0.32)	(0.43)	(0.42)
Net asset value, end of period	$10.33	$10.08	$10.34	$9.71	$10.12	$9.64
Total return[4]	6.25%	0.82%	10.43%	(0.79)%	9.66%	2.89%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.58%	0.57%	0.58%	0.64%	0.62%
Net expenses	0.54%	0.54%	0.54%	0.54%	0.63%	0.62%
Net investment income	3.61%	3.37%	3.65%	4.02%	4.29%	4.47%
Supplemental data
Portfolio turnover rate	15%	15%	48%	44%	63%	48%
Net assets, end of period (000s omitted)	$72,479	$77,926	$90,439	$107,972	$150,184	$153,115

1.	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen North Carolina Municipal Bond Fund.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage North Carolina Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage North Carolina Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo Advantage North Carolina Tax-Free Fund	19

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

		No expiration
2017	2018	Short-term	Long-term
$7,092,084	$3,623,438	$225,315	$133,209

As of June 30, 2014, the Fund had $61,023 of current year deferred post-October capital losses, which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

20	Wells Fargo Advantage North Carolina Tax-Free Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$102,008,768	$0	$102,008,768

Short-term investments
Investment companies	11,984,130	0	0	11,984,130
Total assets	$11,984,130	$102,008,768	$0	$113,992,898

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2014, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, and 0.54% for Institutional Class shares.

Notes to financial statements	Wells Fargo Advantage North Carolina Tax-Free Fund	21

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares .

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A and Class C shares. For the year ended June 30, 2014, Funds Distributor received $1,009 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2014 were $16,202,691 and $26,094,932, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2014, the Fund paid $140 in commitment fees.

For the year ended June 30, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax characters of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	Year ended June 30,
	2014	2013
Ordinary income	$54,764	$92,857
Tax-exempt income	3,753,486	4,198,361

As of June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$121,195	$7,598,533	$(61,023)	$(11,074,046)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S., therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

22	Wells Fargo Advantage North Carolina Tax-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage North Carolina Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from September 1, 2010 to June 30, 2011, and each of the years in the two-year period ended August 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage North Carolina Tax-Free Fund as of June 30, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2014

Other information (unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	23

TAX INFORMATION

For the fiscal year ended June 30, 2014, $54,764 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 98.53% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2014.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo Advantage North Carolina Tax-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	25

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

26	Wells Fargo Advantage North Carolina Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “ May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage North Carolina Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted

Other information (unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	27

that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for the one- and three-year periods under review, and lower than the five- and ten-year periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays Municipal Bond Index, for all periods under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to its Universe for the five and ten-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. The Board noted that current portfolio management team took over responsibilities with respect to the Fund in 2009, and that the Fund has experienced relative positive performance since that time. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were equal to or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

28	Wells Fargo Advantage North Carolina Tax-Free Fund	Other information (unaudited)

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage North Carolina Tax-Free Fund	29

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

226293 08-14 A254/AR254 06-14

Wells Fargo Advantage

Pennsylvania Tax-Free Fund

Annual Report

June 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Pennsylvania Tax-Free Fund for the 12-month period that ended June 30, 2014. The past year was marked by continued accommodative monetary policies and modest U.S. economic growth. Interest rates rose during the first half of the reporting period and then enjoyed a sustained rally in the second half. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, gained 6.14% for the 12 months that ended June 30, 2014.

Monetary policy remained accommodative, and economic growth appeared sustainable.

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero. Entering the reporting period, however, Fed officials had begun to discuss tapering its asset-purchase program, which purchased agency mortgage-backed securities and U.S. Treasuries to support the housing market and to keep interest rates low. By its mid-December 2013 meeting, the Fed conveyed confidence in the strength of the economy by announcing it would begin tapering in January 2014. If economic conditions continue to improve, the Fed is expected to end its asset purchases by year-end. The Fed’s leadership transition from Ben Bernanke to Janet Yellen was largely seamless.

Economic activity appeared to reaccelerate to a modest pace despite a severe weather-related shortfall in the first quarter 2014, and current forecasts generally expect continued moderate growth going forward. Accommodative monetary policies, improved labor markets, healthy corporate profits, and improved credit conditions all helped underpin modest U.S. economic growth and suggest that yields could be poised to move higher.

The municipal bond market faced challenges in 2013 but recovered in 2014.

As U.S. Treasury yields rose in the second half of 2013 on concerns about the impact of tapering, so did municipal yields. In addition, dollars flowed out of municipal funds at the end of 2013. Investors pulled nearly $50 billion out of municipal bond funds during that time. Many were likely spooked by the news coming out of Detroit and Puerto Rico. Others may have feared that the Fed would let rates rise significantly. Still others may have done some tax-loss selling.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit. In addition, low yields and attractive valuations enticed investors to reach for yield, further helping lower-rated credits and longer-term bonds to outperform. Credit spreads narrowed but remained above their long-term average across medium- and lower-quality credit tiers. The historically steep yield curve, which had made longer-term bond yields attractive to investors, flattened significantly as longer-term yields declined more than short-term yields. In this environment, municipal bond funds experienced positive inflows for much of the first half of 2014.

Developments in Detroit and Puerto Rico were due to weak financial and economic situations specific to locale rather than reflecting systemic problems across the municipal bond market. In fact, the vast majority of state and local municipal issuers experienced improved fundamental situations. The city of

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	3

Detroit continued to negotiate with its creditors as it seeks to exit bankruptcy, which has resulted in multiple changes to its plan of adjustment. Puerto Rico remained under severe economic and fiscal stress. In late June 2014, the commonwealth enacted a law that provides a path to restructuring its debt to three of its public corporations, including the Puerto Rico Electric Power Authority. While this legislation was designed to shore up general obligation debt, the ability of the public corporations to pay debt service was called into question, causing further credit downgrades by the rating agencies as well as a sharp sell-off in their debt.

While yields have been at historically low levels, there is a risk of rising rates and negative bond returns. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Pennsylvania individual income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Bruce R. Johns

Robert J. Miller

Average annual total returns1 (%) as of June 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKVAX)	12-27-1990	1.62	5.63	4.00	6.45	6.60	4.48	0.88	0.75
Class B (EKVBX)*	2-1-1993	0.58	5.48	3.94	5.58	5.80	3.94	1.63	1.50
Class C (EKVCX)	2-1-1993	4.67	5.81	3.71	5.67	5.81	3.71	1.63	1.50
Institutional Class (EKVYX)	11-24-1997	–	–	–	6.72	6.87	4.75	0.55	0.50
Barclays Municipal Bond Index[4]	–	–	–	–	6.14	5.81	4.97	–	–
Barclays Pennsylvania Municipal Bond Index[5]	–	–	–	–	6.41	5.65	5.07	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Pennsylvania municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	5

Growth of $10,000 investment[6] as of June 30, 2014

1.	Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Pennsylvania Municipal Bond Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through October 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.74% for Class A, 1.49% for Class B, 1.49% for Class C, and 0.49% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

5.	The Barclays Pennsylvania Municipal Bond Index is the Pennsylvania component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays Pennsylvania Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

7.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes on a scale SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bond on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

8.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmarks, the Barclays Pennsylvania Municipal Bond Index and the broader Barclays Municipal Bond Index, for the 12-month period that ended June 30, 2014.

■	Positive contributors to performance included an overweight in A-rated and BBB-rated bonds because lower-rated investment-grade bonds, excluding Puerto Rico, outperformed and had higher levels of income. An overweight in essential-services revenue bonds relative to general obligation (GO) bonds and prerefunded bonds also helped results.

■	Yield-curve flattening benefited the Fund’s returns while an underweight exposure in the longest maturities in the index was a detractor.

■	With the expectation that interest rates would increase, we focused on defensively structured bonds that we believed would outperform in a rising-rate environment.

The municipal market faced higher yields early in the period and then rallied.

The first six months of the fiscal year saw substantial volatility. The 10-year Treasury yield climbed from 2.48% at the beginning of the period and plateaued near 3% between September and December 2013. As planned, the U.S. Federal Reserve (Fed) began tapering in January 2014, yet the market rallied because the Fed’s policy had already been priced into market yield levels. Treasury yields declined, bottoming at 2.44% on May 28, 2014. The Fed maintained its stated plan for reducing its bond purchases at each meeting. Economic growth was mixed but generally positive.

Municipal yields also ended the fiscal year lower across the curve. Municipal bond fund outflows in the latter half of 2013 turned to positive inflows in the first half of 2014. We believe investor demand combined with limited supply—both new issue and refunding volume—drove yields lower. Investors’ demand for yield also caused credit spreads to compress and long-term bonds to outperform.

Meanwhile, although most municipal issuers’ fundamentals improved, Puerto Rico’s deteriorating situation dominated the press. Puerto Rico came under pressure as the depth and breadth of its financial mismanagement became increasingly clear. The commonwealth passed legislation in late June 2014 that allows certain public corporations to restructure their debt, and the bill has subsequently been challenged in the courts. In our view, municipal defaults will likely remain extremely rare and we believe Puerto Rico does not appear indicative of systemic municipal market risk.

Credit quality[7] as of June 30, 2014

The Fund was invested in the steeper parts of the yield curve and medium-quality credit tiers.

We maintained a neutral duration relative to the benchmark. The Fund’s yield-curve positioning was overweight in the 10- to 20-year part of the yield curve, which detracted from performance because intermediate-term bonds underperformed longer-term bonds. We became more conservatively positioned on interest-rate risk as the fiscal year came to an end. We have positioned bonds in the steepest parts of the yield curve in order to benefit from rolling down the curve, meaning the natural decline in a bond’s yield (increase in price) as its maturity shortens. We believe the next cyclical move will be a bear flattener, during which short-term yields may rise more than long-term yields, and therefore we believe the Fund remains positioned to benefit from such a move.

We began the period overweight in A-rated and BBB-rated bonds. As investors have reached for yield, credit spreads tightened and we used this opportunity to sell into strength and reduce the magnitude of the credit overweight. A couple of the bonds we sold last fall were the Puerto Rico Electric Power Authority and Puerto Rico Highways & Transportation Authority, which were the final two holdings from the commonwealth in the Fund. Despite the reductions, we purposefully remained overweight in medium- and lower-quality credit tiers because we expect securities within these credit tiers may benefit from an improving economy and could potentially outperform more highly rated securities.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	7

Effective maturity distribution[8] as of June 30, 2014

We believe Pennsylvania is a stable AA-rated credit.

The commonwealth of Pennsylvania is anchored by a diversified economy with stable health care and education sectors and a growing natural gas sector. Wealth levels remain healthy as per-capita personal income is 102% of the national average and the unemployment rate at 6% is below the national average. While the state has recovered from the economic recession better than the nation, growth is expected to lag for the next several years and population trends are weak with the median age higher than most. Debt levels are moderate—debt per capita is 3.2%—but pension funding ratios have dropped to 62%, which is a concern. Reserve levels of $216 million in the general fund balance represent only 0.7% of 2014 revenues. Finally, the full effects of federal budget reductions and the Affordable Care Act remain uncertain.

Going forward, we expect to continue a defensive posture in the Fund.

With the economy appearing to improve and the Fed tapering its bond purchases over the balance of the year, one could argue that yields may increase. We expect economic growth to continue to improve at a modest pace and we will monitor the macroeconomic trends for proof. If economic growth continues to accelerate, we expect the Fed could raise its target rate in late 2015. We expect to remain relatively defensively positioned with an overweight in BBB-rated and A-rated bonds, an overweight in premium-coupon bonds trading to short calls, and maturities structured to potentially benefit from a possible curve-flattening environment. We believe this portfolio structure should outperform in either an unchanged or rising rate environment.

Please see footnotes on page 5.

8	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2014	Ending account value 6-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,062.39	$3.78	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71	0.74%
Class B
Actual	$1,000.00	$1,057.71	$7.60	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%
Class C
Actual	$1,000.00	$1,058.55	$7.61	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%
Institutional Class
Actual	$1,000.00	$1,063.69	$2.51	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Pennsylvania Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 98.28%

Florida: 0.58%
Jacksonville FL Economic Development AMT Metropolitan Parking Solutions Project (Industrial Development Revenue, ACA Insured)	5.50%	10-1-2030	$1,000,000	$1,017,100

Guam: 0.63%
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.25	7-1-2025	1,000,000	1,110,490

Pennsylvania: 92.15%
Allegheny County PA Hospital Development Authority Health Center Series B (Health Revenue, National Insured)	6.00	7-1-2027	1,800,000	2,284,182
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A (Health Revenue)	5.00	9-1-2018	1,000,000	1,150,220
Allegheny County PA Port Authority Refunding Transportation (Tax Revenue)	5.75	3-1-2029	3,000,000	3,426,990
Allegheny County PA Series C-65 (GO)	5.50	5-1-2024	4,675,000	5,425,805
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series A-3 (Health Revenue)	5.25	11-1-2024	225,000	258,077
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue) ±	1.56	11-1-2039	2,000,000	2,043,980
Bucks County PA IDA Lane Charter School Project Series A (Education Revenue) 144A	4.88	3-15-2027	1,700,000	1,703,944
Butler County PA Hospital Authority Series A (Health Revenue, Royal Bank of Scotland LOC) ø	0.26	10-1-2042	210,000	210,000
Chester County PA IDA Avon Grove Charter School Project Series A (Education Revenue)	5.65	12-15-2017	490,000	516,705
Chester County PA IDA Avon Grove Charter School Project Series A (Education Revenue)	6.25	12-15-2027	2,370,000	2,457,619
Chester County PA IDA Collegium Charter School Project (Education Revenue)	5.00	10-15-2022	1,695,000	1,731,798
Chester County PA IDA University Student Housing LLC Project Series A (Housing Revenue)	5.00	8-1-2030	555,000	581,390
Chester County PA IDA Virginia Beach Renaissance Academy Project Series A (Education Revenue)	5.63	10-1-2015	910,000	910,164
Commonwealth of Pennsylvania Financing Authority Series B (Water & Sewer Revenue)	5.00	6-1-2026	1,000,000	1,121,070
Cumberland County PA Municipal Authority Diakon Lutheran Ministries Project (Health Revenue)	5.00	1-1-2036	5,000,000	5,072,750
Cumberland County PA Municipal Authority Dickinson College Series HH1 (Education Revenue)	5.00	11-1-2039	1,200,000	1,279,644
Dauphin County PA (GO, Syncora Guarantee Incorporated Insured)	5.00	11-15-2022	1,000,000	1,078,570
Dauphin County PA General Authority Office & Parking Riverfront Office Project (Miscellaneous Revenue)	6.00	1-1-2025	3,320,000	3,320,830
Delaware County PA IDA Chester Community Charter School Series A (Education Revenue)	5.00	8-15-2020	1,795,000	1,749,658
Delaware County PA Voctech School Authority (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.25	11-1-2033	1,000,000	1,112,190
Delaware Valley PA Regional Finance Authority Series 2996 (Miscellaneous Revenue, Morgan Stanley Bank LIQ) 144Aø	0.31	7-1-2017	2,000,000	2,000,000
Delaware Valley PA Regional Financial Authority Series A (Miscellaneous Revenue, Ambac Insured)	5.50	8-1-2028	4,390,000	5,135,159
Delaware Valley PA Regional Finance Authority Series B (Miscellaneous Revenue, Ambac Insured)	5.60	7-1-2017	2,000,000	2,238,640
General Authority of South Central Pennsylvania Association of Independent Colleges & Universities (Education Revenue)	6.00	11-1-2031	2,500,000	2,868,750

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Kiski PA Area School District (GO, AGM Insured)	4.00%	3-1-2023	$1,240,000	$1,341,184
Lebanon County PA Health Facilities Authority Pleasant View Retirement Series A (Health Revenue)	5.00	12-15-2014	1,130,000	1,149,086
Lebanon County PA Health Facilities Authority Pleasant View Retirement Series A (Health Revenue)	5.00	12-15-2015	1,085,000	1,101,568
Lehigh County PA General Purpose Authority Lehigh Valley Hospital Incorporated Series A (Health Revenue, National/FHA Insured)	7.00	7-1-2016	840,000	889,115
Lehigh County PA General Purpose Authority Water & Sewer CAB Allentown Project (Water & Sewer Revenue) ¤	0.00	12-1-2030	2,000,000	903,300
Lycoming County PA College Authority (Education Revenue)	5.50	7-1-2026	3,000,000	3,401,700
McKeesport PA Municipal Authority (Water & Sewer Revenue, AGM Insured)	5.50	12-15-2027	2,405,000	2,737,371
Monroe County PA Hospital Authority Pocono Medical Center Series A (Health Revenue)	5.00	1-1-2027	840,000	908,687
Monroe County PA Hospital Authority Pocono Medical Center Series A (Health Revenue)	5.00	1-1-2032	880,000	930,125
Montgomery County PA HEFA Arcadia University (Education Revenue, Radian Insured)	5.00	4-1-2027	3,760,000	3,812,302
Montgomery County PA Higher Education & Health Authority Abington Memorial Hospital Project (Health Revenue)	5.00	6-1-2031	2,000,000	2,158,480
Montgomery County PA IDA ACTS Retirement Community Series B (Health Revenue)	5.00	11-15-2022	6,000,000	6,229,920
Montgomery County PA IDA Jefferson Health System Series A (Health Revenue)	5.00	10-1-2027	1,000,000	1,113,230
Montgomery County PA IDA New Regional Medical Center Project (Health Revenue, FHA Insured)	5.00	8-1-2020	980,000	1,142,827
Northampton County PA St. Luke’s Hospital of Bethlehem Series A (Health Revenue)	5.00	8-15-2033	1,500,000	1,576,170
Pennsylvania Financing Authority Pennsylvania Hills Project Series B (Miscellaneous Revenue, National Insured) ¤	0.00	12-1-2022	1,200,000	894,576
Pennsylvania Financing Authority Pennsylvania Hills Project Series B (Miscellaneous Revenue, National Insured) ¤	0.00	12-1-2023	3,790,000	2,678,279
Pennsylvania HEFAR Association of Independent Colleges & University Series FF2 (Education Revenue, Radian Insured)	5.00	12-15-2024	3,070,000	3,210,483
Pennsylvania HEFAR La Salle University Series A (Education Revenue)	5.25	5-1-2027	5,250,000	5,477,798
Pennsylvania HEFAR Shippensburg University Project (Education Revenue)	5.00	10-1-2020	1,460,000	1,593,094
Pennsylvania HEFAR Shippensburg University Project (Education Revenue)	6.00	10-1-2031	3,000,000	3,298,980
Pennsylvania HEFAR Temple University First Series (Education Revenue)	5.00	4-1-2032	1,000,000	1,093,210
Pennsylvania Hills PA School District (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	10-1-2021	1,500,000	1,638,210
Pennsylvania Housing Finance Agency SFMR Series 106-B (Housing Revenue)	4.50	10-1-2024	5,010,000	5,311,251
Pennsylvania Housing Finance Agency SFMR Series 108-B (Housing Revenue)	4.50	10-1-2024	1,825,000	1,927,255
Pennsylvania Housing Finance Agency SFMR Series 112 (Housing Revenue)	5.00	4-1-2028	3,160,000	3,389,132
Pennsylvania Turnpike Commission Series A (Miscellaneous Revenue, AGM Insured)	5.25	7-15-2021	2,000,000	2,387,760
Pennsylvania Turnpike Commission Series A (Transportation Revenue, Ambac Insured)	5.50	12-1-2031	2,000,000	2,037,100
Pennsylvania Turnpike Commission Series C (Tax Revenue, AGM Insured)	6.25	6-1-2038	3,500,000	4,009,845
Philadelphia PA IDA 1st Philadelphia Preparatory Charter School Project Series A (Education Revenue)	7.00	6-15-2033	1,000,000	1,044,390
Philadelphia PA IDA Architecture & Design Charter School Project (Education Revenue)	5.25	3-15-2023	915,000	900,497
Philadelphia PA IDA Charter School Project Series A (Education Revenue)	5.30	9-15-2027	5,150,000	5,166,429
Philadelphia PA IDA Global Leadership Academy Project (Education Revenue)	5.13	11-15-2020	1,630,000	1,691,777
Philadelphia PA IDA Global Leadership Academy Project (Education Revenue)	5.75	11-15-2030	1,000,000	1,016,440
Philadelphia PA IDA Tacony Academy Charter School Project (Education Revenue)	6.88	6-15-2033	1,000,000	1,039,390
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project (Education Revenue)	7.50	5-1-2031	1,285,000	1,380,476
Philadelphia PA School District (GO)	5.00	9-1-2021	1,395,000	1,600,846

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Pennsylvania Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Philadelphia PA School District Refunding Bond Series C (GO)	5.00%	9-1-2018	$3,000,000	$3,392,820
Philadelphia PA School District Refunding Bond Series A (GO, AGM/FGIC Insured)	5.00	6-1-2024	1,425,000	1,595,459
Philadelphia PA Series A (GO)	5.25	7-15-2033	1,500,000	1,667,610
Pittsburgh & Allegheny Counties PA Sports & Exhibition Authority (Tax Revenue, AGM Insured)	5.00	2-1-2031	3,000,000	3,251,490
Pittsburgh PA Public Parking Authority Series A (Miscellaneous Revenue, National Insured)	5.00	12-1-2025	2,500,000	2,546,075
Southeastern Pennsylvania Transportation Authority (Miscellaneous Revenue)	5.00	6-1-2028	4,000,000	4,407,080
State Public School Building Authority Pennsylvania Chester Upland School Project Series C (Miscellaneous Revenue, AGM Insured)	5.00	9-15-2026	875,000	969,308
State Public School Building Authority Pennsylvania Harrisburg Project Series B-2 (Lease Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2027	1,010,000	1,145,542
State Public School Building Authority Pennsylvania Northampton County Area Community College Project (Education Revenue)	5.50	3-1-2031	5,000,000	5,546,050
State Public School Building Authority Pennsylvania Northampton County Area Community College Project Series A (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	6-15-2027	1,610,000	1,802,894
Wilkes-Barre PA Finance Authority University of Scranton (Education Revenue)	5.00	11-1-2020	1,005,000	1,170,845
Wilkes-Barre PA Finance Authority Wilkes University Project (Education Revenue)	5.00	3-1-2027	2,600,000	2,675,709

				162,031,300

Virgin Islands: 4.92%
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series A (Tax Revenue)	5.00	10-1-2029	2,000,000	2,147,300
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series B (Miscellaneous Revenue)	5.00	10-1-2025	4,000,000	4,297,320
Virgin Islands PFA Matching Fund Loan Notes Series B (Miscellaneous Revenue)	5.00	10-1-2024	1,000,000	1,139,150
Virgin Islands PFA Matching Fund Loan Notes Sub Lien Series B (Tax Revenue)	5.25	10-1-2029	1,000,000	1,064,500

				8,648,270

Total Municipal Obligations (Cost $163,685,987)				172,807,160

	Yield		Shares
Short-Term Investments: 0.29%

Investment Companies: 0.29%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)	0.01		505,568	505,568

Total Short-Term Investments (Cost $505,568)				505,568

Total investments in securities (Cost $164,191,555) *	98.57%	173,312,728
Other assets and liabilities, net	1.43	2,520,403

Total net assets	100.00%	$175,833,131

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Portfolio of investments—June 30, 2014

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $164,364,602 and unrealized gains (losses) consists of:

Gross unrealized gains	$9,296,195
Gross unrealized losses	(348,069)

Net unrealized gains	$8,948,126

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2014	Wells Fargo Advantage Pennsylvania Tax-Free Fund	13

Assets
Investments
In unaffiliated securities, at value (see cost below)	$172,807,160
In affiliated securities, at value (see cost below)	505,568

Total investments, at value (see cost below)	173,312,728
Receivable for investments sold	795,188
Receivable for Fund shares sold	236,419
Receivable for interest	2,039,750
Prepaid expenses and other assets	20,943

Total assets	176,405,028

Liabilities
Dividends payable	331,410
Payable for Fund shares redeemed	95,603
Advisory fee payable	34,217
Distribution fees payable	7,355
Administration fees payable	22,519
Professional fees payable	34,158
Accrued expenses and other liabilities	46,635

Total liabilities	571,897

Total net assets	$175,833,131

NET ASSETS CONSIST OF
Paid-in capital	$179,157,601
Overdistributed net investment income	(345,467)
Accumulated net realized losses on investments	(12,100,176)
Net unrealized gains on investments	9,121,173

Total net assets	$175,833,131

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$44,499,803
Shares outstanding – Class A1	3,820,594
Net asset value per share – Class A	$11.65
Maximum offering price per share – Class A2	$12.20
Net assets – Class B	$865,270
Shares outstanding – Class B1	74,561
Net asset value per share – Class B	$11.60
Net assets – Class C	$11,191,937
Shares outstanding – Class C1	962,678
Net asset value per share – Class C	$11.63
Net assets – Institutional Class	$119,276,121
Shares outstanding – Institutional Class[1]	10,240,457
Net asset value per share – Institutional Class	$11.65

Investments in unaffiliated securities, at cost	$163,685,987

Investments in affiliated securities, at cost	$505,568

Total investments, at cost	$164,191,555

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Statement of operations—year ended June 30, 2014

Investment income
Interest	$8,098,967
Income from affiliated securities	261

Total investment income	8,099,228

Expenses
Advisory fee	631,488
Administration fees
Fund level	90,213
Class A	67,617
Class B	1,659
Class C	16,148
Institutional Class	101,628
Shareholder servicing fees
Class A	105,650
Class B	2,592
Class C	25,232
Distribution fees
Class B	7,775
Class C	75,695
Custody and accounting fees	16,752
Professional fees	49,545
Registration fees	56,530
Shareholder report expenses	28,342
Trustees’ fees and expenses	12,370
Interest and fee expense	6,315
Other fees and expenses	13,488

Total expenses	1,309,039
Less: Fee waivers and/or expense reimbursements	(201,696)

Net expenses	1,107,343

Net investment income	6,991,885

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(674,589)
Net change in unrealized gains (losses) on investments	4,617,829

Net realized and unrealized gains (losses) on investments	3,943,240

Net increase in net assets resulting from operations	$10,935,125

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Pennsylvania Tax-Free Fund	15

	Year ended June 30, 2014		Year ended June 30, 2013

Operations
Net investment income		$6,991,885		$8,151,947
Net realized gains (losses) on investments		(674,589)		2,979,512
Net change in unrealized gains (losses) on investments		4,617,829		(7,912,443)

Net increase in net assets resulting from operations		10,935,125		3,219,016

Distributions to shareholders from
Net investment income
Class A		(1,584,280)		(1,599,049)
Class B		(31,103)		(47,414)
Class C		(302,373)		(287,643)
Institutional Class		(5,074,306)		(6,217,926)

Total distributions to shareholders		(6,992,062)		(8,152,032)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	569,888	6,480,281	343,763	4,061,856
Class B	1,288	14,164	14,187	167,420
Class C	265,432	3,002,468	109,968	1,292,618
Institutional Class	519,236	5,896,508	1,169,934	13,790,514

		15,393,421		19,312,408

Reinvestment of distributions
Class A	121,708	1,384,148	114,322	1,348,135
Class B	2,651	29,976	3,872	45,511
Class C	23,649	268,452	21,379	251,650
Institutional Class	66,052	751,638	56,523	666,494

		2,434,214		2,311,790

Payment for shares redeemed
Class A	(669,302)	(7,569,459)	(537,402)	(6,330,374)
Class B	(50,976)	(574,126)	(91,541)	(1,076,849)
Class C	(190,180)	(2,139,704)	(111,528)	(1,302,065)
Institutional Class	(3,427,664)	(38,680,629)	(2,894,437)	(34,073,609)

		(48,963,918)		(42,782,897)

Net decrease in net assets resulting from capital share transactions		(31,136,283)		(21,158,699)

Total decrease in net assets		(27,193,220)		(26,091,715)

Net assets
Beginning of period		203,026,351		229,118,066

End of period		$175,833,131		$203,026,351

Overdistributed net investment income		$(345,467)		$(345,290)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30				Year ended March 31
CLASS A	2014	2013	2012	2011[1]	2011[2]	2010[2]
Net asset value, beginning of period	$11.36	$11.65	$10.93	$10.63	$10.90	$9.95
Net investment income	0.43	0.42	0.44	0.11	0.44	0.46
Net realized and unrealized gains (losses) on investments	0.29	(0.29)	0.72	0.30	(0.28)	0.95

Total from investment operations	0.72	0.13	1.16	0.41	0.16	1.41
Distributions to shareholders from
Net investment income	(0.43)	(0.42)	(0.44)	(0.11)	(0.43)	(0.46)
Net asset value, end of period	$11.65	$11.36	$11.65	$10.93	$10.63	$10.90
Total return[3]	6.45%	1.02%	10.81%	3.84%	1.56%	14.41%
Ratios to average net assets (annualized)
Gross expenses	0.91%[4]	0.88%[4]	0.88%[4]	0.87%[4]	0.84%[4]	0.76%[4]
Net expenses	0.74%[4]	0.75%[4]	0.74%[4]	0.74%[4]	0.75%[4]	0.76%[4]
Net investment income	3.75%	3.55%	3.90%	3.98%	3.99%	4.35%
Supplemental data
Portfolio turnover rate	15%	14%	21%	10%	46%	45%
Net assets, end of period (000s omitted)	$44,500	$43,167	$45,178	$43,188	$41,832	$48,762

1.	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen Pennsylvania Municipal Bond Fund.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

4.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2014	0.00%
Year ended June 30, 2013	0.01%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011[1]	0.01%
Year ended March 31, 2011[2]	0.01%
Year ended March 31, 2010[2]	0.00%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Pennsylvania Tax-Free Fund	17

(For a share outstanding throughout each period)

	Year ended June 30				Year ended March 31
CLASS B	2014	2013	2012	2011[1]	2011[2]	2010[2]
Net asset value, beginning of period	$11.32	$11.61	$10.89	$10.59	$10.86	$9.91
Net investment income	0.34 [3]	0.33 [3]	0.36 [3]	0.09 [3]	0.35 [3]	0.38 [3]
Net realized and unrealized gains (losses) on investments	0.28	(0.29)	0.72	0.30	(0.27)	0.95

Total from investment operations	0.62	0.04	1.08	0.39	0.08	1.33
Distributions to shareholders from
Net investment income	(0.34)	(0.33)	(0.36)	(0.09)	(0.35)	(0.38)
Net asset value, end of period	$11.60	$11.32	$11.61	$10.89	$10.59	$10.86
Total return[4]	5.58%	0.26%	10.01%	3.66%	0.80%	13.60%
Ratios to average net assets (annualized)
Gross expenses	1.66%[5]	1.63%[5]	1.62%[5]	1.62%[5]	1.60%[5]	1.51%[5]
Net expenses	1.49%[5]	1.50%[5]	1.49%[5]	1.49%[5]	1.50%[5]	1.51%[5]
Net investment income	3.00%	2.80%	3.15%	3.22%	3.23%	3.63%
Supplemental data
Portfolio turnover rate	15%	14%	21%	10%	46%	45%
Net assets, end of period (000s omitted)	$865	$1,377	$2,264	$3,956	$4,932	$7,573

1.	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen Pennsylvania Municipal Bond Fund.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

5.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2014	0.00%
Year ended June 30, 2013	0.01%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011[1]	0.01%
Year ended March 31, 2011[2]	0.01%
Year ended March 31, 2010[2]	0.00%

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30				Year ended March 31
CLASS C	2014	2013	2012	2011[1]	2011[2]	2010[2]
Net asset value, beginning of period	$11.34	$11.63	$10.91	$10.61	$10.88	$9.93
Net investment income	0.34	0.33	0.36	0.09	0.35	0.38
Net realized and unrealized gains (losses) on investments	0.29	(0.29)	0.72	0.30	(0.27)	0.95

Total from investment operations	0.63	0.04	1.08	0.39	0.08	1.33
Distributions to shareholders from
Net investment income	(0.34)	(0.33)	(0.36)	(0.09)	(0.35)	(0.38)
Net asset value, end of period	$11.63	$11.34	$11.63	$10.91	$10.61	$10.88
Total return[3]	5.67%	0.27%	9.99%	3.65%	0.80%	13.58%
Ratios to average net assets (annualized)
Gross expenses	1.66%[4]	1.63%[4]	1.63%[4]	1.62%[4]	1.59%[4]	1.51%[4]
Net expenses	1.49%[4]	1.50%[4]	1.49%[4]	1.49%[4]	1.50%[4]	1.51%[4]
Net investment income	3.00%	2.79%	3.15%	3.23%	3.23%	3.61%
Supplemental data
Portfolio turnover rate	15%	14%	21%	10%	46%	45%
Net assets, end of period (000s omitted)	$11,192	$9,798	$9,815	$8,331	$8,118	$9,020

1.	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen Pennsylvania Municipal Bond Fund.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

4.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2014	0.00%
Year ended June 30, 2013	0.01%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011[1]	0.01%
Year ended March 31, 2011[2]	0.01%
Year ended March 31, 2010[2]	0.00%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Pennsylvania Tax-Free Fund	19

(For a share outstanding throughout each period)

	Year ended June 30				Year ended March 31
INSTITUTIONAL CLASS	2014	2013	2012	2011[1]	2011[2]	2010[2]
Net asset value, beginning of period	$11.36	$11.65	$10.93	$10.63	$10.90	$9.95
Net investment income	0.45	0.45 [3]	0.47	0.11	0.46	0.49
Net realized and unrealized gains (losses) on investments	0.29	(0.29)	0.72	0.30	(0.27)	0.95

Total from investment operations	0.74	0.16	1.19	0.41	0.19	1.44
Distributions to shareholders from
Net investment income	(0.45)	(0.45)	(0.47)	(0.11)	(0.46)	(0.49)
Net asset value, end of period	$11.65	$11.36	$11.65	$10.93	$10.63	$10.90
Total return[4]	6.72%	1.28%	11.08%	3.91%	1.82%	14.69%
Ratios to average net assets (annualized)
Gross expenses	0.58%[5]	0.55%[5]	0.55%[5]	0.55%[5]	0.54%[5]	0.51%[5]
Net expenses	0.49%[5]	0.50%[5]	0.49%[5]	0.49%[5]	0.50%[5]	0.51%[5]
Net investment income	4.00%	3.79%	4.15%	4.22%	4.23%	4.61%
Supplemental data
Portfolio turnover rate	15%	14%	21%	10%	46%	45%
Net assets, end of period (000s omitted)	$119,276	$148,684	$171,861	$212,341	$221,498	$290,586

1.	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen Pennsylvania Municipal Bond Fund.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

5.	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2014	0.00%
Year ended June 30, 2013	0.01%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011[1]	0.01%
Year ended March 31, 2011[2]	0.01%
Year ended March 31, 2010 [2]	0.00%

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Pennsylvania Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Inverse floating-rate obligations

The Fund may participate in inverse floating-rate obligation (“Inverse Floater”) structures whereby a fixed-rate bond (“Fixed-Rate Bond”) purchased by the Fund is transferred to a tender option bond trust (“TOB Trust”). The TOB Trust issues

Notes to financial statements	Wells Fargo Advantage Pennsylvania Tax-Free Fund	21

floating-rate notes (“Floating-Rate Notes”) to third-parties, which are collateralized by the Fixed-Rate Bond, and the Fund buys a residual interest in the TOB Trust’s assets and cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the Fixed-Rate Bond held by the TOB Trust transferred back to the Fund, thereby collapsing the TOB Trust. The Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Portfolio of Investments, and by recording the Floating-Rate Notes as a liability in the Statement of Assets and Liabilities. The Fund also records the interest paid on Floating-Rate Notes as interest expense. The Floating-Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes for redemption at par at each reset date. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(15,774)	$15,774

As of June 30, 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

			No expiration
2015	2016	2017	Short-term
$1,106,260	$4,324,935	$5,875,768	$620,164

22	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2014:

Assets	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Investments in:

Municipal obligations	$0	$172,807,160	$0	$172,807,160

Short-term investments
Investment companies	505,568	0	0	505,568
Total assets	$505,568	$172,807,160	$0	$173,312,728
Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2014, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Advantage Pennsylvania Tax-Free Fund	23

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.74% for Class A shares, 1.49% for Class B shares, 1.49% for Class C shares, and 0.49% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares. For the year ended June 30, 2014, Funds Distributor received $3,555 from the sale of Class A shares and $12 and $66 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, and Class C of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2014 were $26,644,205 and $60,975,518, respectively.

6. BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2014, the Fund paid $230 in commitment fees.

For the year ended June 30, 2014, there were no borrowings by the Fund under the agreement.

During the year ended June 30, 2014, the Fund participated in Inverse Floaters which are accounted for as a secured borrowing. During the year ended June 30, 2014, the Fund held Floating-Rate Notes that had an average daily balance outstanding of $676,973 (on an annualized basis) and incurred interest and fee expense in the amount of $6,315.

24	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	Year ended June 30,
	2014	2013
Ordinary income	$ 49,691	$ 108,465
Tax-exempt income	6,942,371	8,043,567

As of June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt	Unrealized gains	Capital loss carryforward
$7,252	$8,948,126	$(11,927,127)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S., therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Pennsylvania Tax-Free Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Pennsylvania Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from April 1, 2011 to June 30, 2011, and each of the years in the two-year period ended March 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Pennsylvania Tax-Free Fund as of June 30, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2014

26	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 99.28% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2014.

For the fiscal year ended June 30, 2014, $49,691 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust
*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “ May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Pennsylvania Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

30	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Other information (unaudited)

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Barclays Municipal Bond Index, for the one-, and three-, and five-year periods under review, and lower than its benchmark for the ten-year period under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the ten-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. The Board noted the positive performance of the Fund relative to the Universe for all periods under review and relative to the benchmark for the one-, and three-, and five-year periods under review. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	31

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

32	Wells Fargo Advantage Pennsylvania Tax-Free Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

226294 08-14 A255/AR255 06-14

Wells Fargo Advantage

Short-Term Municipal Bond Fund

Annual Report

June 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Short-Term Municipal Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Short-Term Municipal Bond Fund for the 12-month period that ended June 30, 2014. The past year was marked by continued accommodative monetary policies and modest U.S. economic growth. Interest rates rose during the first half of the reporting period and then enjoyed a sustained rally in the second half. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, gained 6.14% for the 12 months that ended June 30, 2014.

Monetary policy remained accommodative, and economic growth appeared sustainable.

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero. Entering the reporting period, however, Fed officials had begun to discuss tapering its asset-purchase program, which purchased agency mortgage-backed securities and U.S. Treasuries to support the housing market and to keep interest rates low. By its mid-December 2013 meeting, the Fed conveyed confidence in the strength of the economy by announcing it would begin tapering in January 2014. If economic conditions continue to improve, the Fed is expected to end its asset purchases by year-end. The Fed’s leadership transition from Ben Bernanke to Janet Yellen was largely seamless.

Economic activity appeared to reaccelerate to a modest pace despite a severe weather-related shortfall in the first quarter 2014, and current forecasts generally expect continued moderate growth going forward. Accommodative monetary policies, improved labor markets, healthy corporate profits, and improved credit conditions all helped underpin modest U.S. economic growth and suggest that yields could be poised to move higher.

The municipal bond market faced challenges in 2013 but recovered in 2014.

As U.S. Treasury yields rose in the second half of 2013 on concerns about the impact of tapering, so did municipal yields. In addition, dollars flowed out of municipal funds at the end of 2013. Investors pulled nearly $50 billion out of municipal bond funds during that time. Many were likely spooked by the news coming out of Detroit and Puerto Rico. Others may have feared that the Fed would let rates rise significantly. Still others may have done some tax-loss selling.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit. In addition, low yields and attractive valuations enticed investors to reach for yield, further helping lower-rated credits and longer-term bonds to outperform. Credit spreads narrowed but remained above their long-term average across medium- and lower-quality credit tiers. The historically steep yield curve, which had made longer-term bond yields attractive to investors, flattened significantly as longer-term yields declined more than short-term yields. In this environment, municipal bond funds experienced positive inflows for much of the first half of 2014.

Developments in Detroit and Puerto Rico were due to weak financial and economic situations specific to locale rather than reflecting systemic problems across the municipal bond market. In fact, the vast majority of state and local municipal issuers experienced improved fundamental situations. The city of

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	3

Detroit continued to negotiate with its creditors as it seeks to exit bankruptcy, which has resulted in multiple changes to its plan of adjustment. Puerto Rico remained under severe economic and fiscal stress. In late June 2014, the commonwealth enacted a law that provides a path to restructuring its debt to three of its public corporations, including the Puerto Rico Electric Power Authority. While this legislation was designed to shore up general obligation debt, the ability of the public corporations to pay debt service was called into question, causing further credit downgrades by the rating agencies as well as a sharp sell-off in their debt.

While yields have been at historically low levels, there is a risk of rising rates and negative bond returns. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Short-Term Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Lyle J. Fitterer, CFA, CPA

Average annual total returns1 (%) as of June 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WSMAX)	7-18-2008	(0.48)	2.37	2.96	1.55	2.78	3.17	0.76	0.60
Class C (WSSCX)	1-31-2003	(0.21)	2.01	2.32	0.79	2.01	2.32	1.51	1.35
Administrator Class (WSTMX)	7-30-2010	–	–	–	1.65	2.80	3.11	0.70	0.60
Institutional Class (WSBIX)	3-31-2008	–	–	–	1.75	2.99	3.31	0.43	0.40
Investor Class (STSMX)	12-31-1991	–	–	–	1.52	2.75	3.15	0.79	0.63
Barclays 1-3 Year Composite Municipal Bond Index[4]	–	–	–	–	1.69	1.87	2.72	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	5

Growth of $10,000 investment[5] as of June 30, 2014

1.	Historical performance shown for Class A shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of Investor Class shares, no such adjustment is reflected). If these expenses had not been included, returns would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through October 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays 1-3 Year Composite Municipal Bond Index is a blended index weighted 50% in the Barclays 1-Year Municipal Bond Index and 50% in the Barclays 3-Year Municipal Bond Index. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays 1-3 Year Composite Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

6.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes on a scale SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bond on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

7.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Short-Term Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) underperformed its benchmark, the Barclays 1–3 Year Composite Municipal Bond Index, for the 12-month period that ended June 30, 2014.

■	Based on our expectation that an improving economy will lead to a gradual increase in interest rates, we favored defensively structured bonds that would likely outperform in a rising-rate environment and maintained a short duration stance throughout the year, which detracted from performance. We positioned the Fund along the steeper part of the front end of the yield curve while keeping a large liquidity position to redeploy in a higher-interest-rate environment.

■	A main contributor to performance was the Fund’s credit profile, which was overweight in A-rated and BBB-rated bonds. The Fund’s overweight in BBB-rated bonds with relatively short maturities allowed it to maintain a competitive yield without taking on significant duration risk.

■	Sector allocations also benefited performance, particularly because the Fund was underweight in prerefunded bonds.

■	The Fund’s best-performing sectors were transportation and resource recovery bonds, while its security selection within hospital revenue bonds detracted from performance.

The municipal market faced higher yields early in the period and then rallied.

The first six months of the fiscal year saw substantial volatility. The 10-year Treasury yield climbed from 2.48% at the beginning of the period and plateaued near 3% between September and December 2013. As planned, the U.S. Federal Reserve (Fed) began tapering in January 2014, yet the market rallied presumably because the Fed’s policy had already been priced into market yield levels. Treasury yields declined, bottoming at 2.44% on May 28, 2014. The Fed maintained its stated plan for reducing its bond purchases at each meeting. Economic growth was mixed but generally positive.

Municipal yields also ended the fiscal year lower across the curve. Municipal bond fund outflows in the latter half of 2013 turned to positive inflows in the first half of 2014. We believe investor demand combined with limited supply—both new issue and refunding volume—drove yields lower. Investors’ demand for yield also caused credit spreads to compress and long-term bonds to outperform.

Meanwhile, although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. Detroit filed for bankruptcy on July 18, 2013, following decades of decline, and has pursued a course of debt restructuring. Puerto Rico also came under pressure as the depth and breadth of their financial mismanagement became increasingly clear. The commonwealth passed legislation in late June 2014 that allows certain public corporations to restructure their debt, and the bill has subsequently been challenged in the courts. In our view, municipal defaults will likely remain extremely rare and we believe neither Puerto Rico nor Detroit appear indicative of systemic municipal market risk.

Credit quality[6] as of June 30, 2014

We maintained the Fund’s credit exposure but added defensively structured bonds to guard against higher interest rates.

During the second half of 2013, as renewed focus on the timing of the Fed tapering hit the market and fund flows turned negative, yields began to rise. We took the opportunity to extend the duration of the portfolio. While the duration was still considerably short versus the benchmark, it allowed us to take advantage of attractive valuations in the marketplace. We opportunistically added bonds on the longer end of our maturity limit due to the steepness of the yield curve. As the bond market rallied during the first half of 2014, we sold some of the Fund’s exposure to lower-rated credits.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	7

Effective maturity distribution[7] as of June 30, 2014

Our purchases during the period were targeted at defensively structured bonds. These included higher-coupon bonds, premium callable bonds, and sinking-fund bonds with shorter average lives. Our yield-curve profile was barbelled, allowing us to take advantage of the steeper-yield-curve environment while maintaining a large liquidity position in variable-rate demand notes and floating-rate notes.

We also increased the Fund’s exposure to local general obligation bonds, including several credits from Illinois and Michigan. While these states have been under pressure due to headlines surrounding pension issues in the state of Illinois and the Detroit bankruptcy in the state of Michigan, there are still several high-quality issuers in each of these states whose securities have been trading at attractive levels because of their association with these states rather than for any fundamental reason. More recently, we have been adding insured bonds issued by select Puerto Rico issuers. While we are negative on the long-term prospects of a sustained recovery on the island, we are confident that the stronger insurers will provide timely repayment of principal and interest on bonds with shorter maturities.

Going forward, we expect to continue a defensive posture in the Fund.

With the economy continuing to improve and the Fed tapering well underway, we believe interest rates are biased higher. We are monitoring macroeconomic trends and municipal-specific events for tactical opportunities as we transition to higher rates. We expect economic growth to accelerate through the end of the calendar year, and while the Fed is unlikely to raise its target rate until sometime late in 2015, we believe its quantitative easing program will be completed by year-end.

Please see footnotes on page 5.

8	Wells Fargo Advantage Short-Term Municipal Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2014	Ending account value 6-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,011.29	$2.99	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Class C
Actual	$1,000.00	$1,007.55	$6.72	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Administrator Class
Actual	$1,000.00	$1,011.28	$2.99	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,012.29	$2.00	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%
Investor Class
Actual	$1,000.00	$1,011.14	$3.14	0.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.16	0.63%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Short-Term Municipal Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 97.20%

Alabama: 1.33%
Chatom AL Industrial Development Board Gulf Opportunity Zone PowerSouth Energy Cooperative Projects Series A (Utilities Revenue, National Rural Utilities Cooperative Finance Corporation SPA) ±	0.50%	11-15-2038	$15,000,000	$14,999,400
Chatom AL Industrial Development Board Solid Waste Disposal Facilities Refunding Bond PowerSouth Energy Series B (Utilities Revenue)	4.00	8-1-2014	5,840,000	5,857,637
Chatom AL Industrial Development Board Solid Waste Disposal Facilities Refunding Bond PowerSouth Energy Series B (Utilities Revenue)	4.00	8-1-2015	2,890,000	2,997,306
Jefferson County AL Sewer Revenue Warrants Series C (GO)	4.90	4-1-2021	35,610,000	38,330,960
Jefferson County AL Sewer Revenue Warrants Series D (Water & Sewer Revenue)	5.00	10-1-2018	1,890,000	2,111,810
Tuscaloosa County AL IDA Gulf Opportunity Zone Hunt Refining Project Series A (Industrial Development Revenue, Sumitomo Mitsui Banking LOC) ø	0.06	6-1-2028	20,000,000	20,000,000
Widowee Chimney Cove AL Improvement District Chimney Cove Project (Miscellaneous Revenue, West Georgia National Bank LOC) ±(i)(s)	5.00	7-1-2037	2,555,000	651,499

				84,948,612

Alaska: 0.82%
Alaska Housing Finance Corporation Series A (Housing Revenue, Landesbank Baden-Wuerttemberg SPA) ø	0.18	12-1-2041	50,000,000	50,000,000
Alaska International Airport Refunding Bond Series D (Airport Revenue, National Insured)	5.00	10-1-2018	2,235,000	2,445,045

				52,445,045

Arizona: 0.74%
Arizona Navajo Tribal Utility Authority (Miscellaneous Revenue, Municipal Government Guaranty Insured)	4.00	1-1-2021	18,749,000	19,432,214
Arizona School Facilities Board State School Trust (Miscellaneous Revenue, Ambac Insured)	4.25	7-1-2015	4,225,000	4,382,846
Arizona School Facilities Board State School Trust Series A (Miscellaneous Revenue, Ambac Insured)	5.50	7-1-2014	6,445,000	6,445,838
Gilbert AZ Water Reserve Municipal Property Corporation Sub Lien (Water & Sewer Revenue)	4.75	10-1-2032	1,495,000	1,508,769
Maricopa County AZ PCR Series B (Utilities Revenue) ±	5.20	6-1-2043	2,500,000	2,786,025
Pima County AZ IDA Constellation Schools Project Series A (Miscellaneous Revenue)	6.38	1-1-2019	2,010,000	2,168,549
Scottsdale AZ IDA Scottsdale Healthcare Series D (Health Revenue)	5.00	9-1-2017	2,000,000	2,210,140
Verrado AZ Community Facilities District #1 (GO)	4.85	7-15-2014	365,000	365,460
Verrado AZ Community Facilities District #1 Refunding Bond Series A (GO) 144A	2.00	7-15-2014	720,000	720,252
Verrado AZ Community Facilities District #1 Refunding Bond Series A (GO) 144A	4.00	7-15-2015	1,295,000	1,331,131
Verrado AZ Community Facilities District #1 Refunding Bond Series A (GO) 144A	4.00	7-15-2016	1,280,000	1,341,491
Verrado AZ Community Facilities District #1 Refunding Bond Series A (GO) 144A	4.00	7-15-2017	1,365,000	1,447,910
Verrado AZ Community Facilities District #1 Refunding Bond Series A (GO) 144A	4.00	7-15-2018	1,245,000	1,325,004
Watson Road AZ Community Facilities District (Miscellaneous Revenue)	5.30	7-1-2014	1,377,000	1,377,083

				46,842,712

Arkansas: 0.00%
Arkansas Development Financial Authority Public Health Laboratory Project (Health Revenue, Ambac Insured)	3.90	12-1-2024	5,000	5,019

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

California: 10.12%
Alameda County CA Corridor Transportation Authority CAB Series A (Transportation Revenue, Ambac Insured) ¤	0.00%	10-1-2016	$8,845,000	$8,572,220
Alameda County CA Corridor Transportation Authority CAB Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2019	4,000,000	3,526,040
Alhambra CA City Elementary School Project CAB Series D (GO, AGM Insured) ¤	0.00	9-1-2014	1,570,000	1,569,089
Alvord CA Unified School District Series 3306 (GO, AGM/National Insured, Credit Suisse LIQ) 144Aø	0.23	8-1-2030	9,960,000	9,960,000
California (GO) ±	4.00	12-1-2027	54,640,000	59,732,994
California HFA Home Mortgage Revenue Bonds Series G (Housing Revenue)	4.95	8-1-2023	9,500,000	9,823,190
California HFFA Catholic Healthcare West Series F (Health Revenue) ±	5.00	7-1-2027	6,025,000	6,025,783
California HFFA City of Hope Series B (Health Revenue) ø	0.03	11-15-2042	10,000,000	10,000,000
California Infrastructure & Economic Development Colburn School Project (Education Revenue) ±	0.31	8-1-2037	53,925,000	53,436,979
California Infrastructure & Economic Development Refunding Bonds Museum Art Project Series A (Miscellaneous Revenue) ±	1.86	12-1-2037	12,000,000	11,998,320
California Municipal Finance Authority Republic Services (Resource Recovery Revenue) ±	0.35	9-1-2021	25,000,000	25,000,000
California PCFA Solid Waste Disposal Waste Management Project Series A (Resource Recovery Revenue) ±	1.65	7-1-2031	6,000,000	6,004,320
California PFOTER Series DCL-009 (GO, Dexia Credit Local LOC, AGM Insured) 144Aø	0.33	8-1-2027	66,415,000	66,415,000
California PFOTER Series DCL-011 (GO, Dexia Credit Local LOC, AGM Insured) 144Aø	0.33	8-1-2027	33,755,000	33,755,000
California Refunding Bond Series B (GO) ±	0.81	5-1-2017	7,000,000	7,052,850
California Series B (GO) ±	0.96	5-1-2018	6,000,000	6,078,540
California Series D (GO) ±	0.81	12-1-2028	27,000,000	27,283,770
California Series E (GO) ±	0.94	12-1-2029	18,000,000	18,224,640
California Statewide CDA Health Facilities Catholic Series D (Health Revenue, AGM Insured) ±(m)	0.10	7-1-2041	5,225,000	5,225,000
California Statewide CDA Health Facilities Catholic Series E (Health Revenue, AGM Insured) ±(m)	0.45	7-1-2040	5,425,000	5,425,000
California Statewide CDA Health Facilities Catholic Series F (Health Revenue, AGM Insured) ±(m)	0.10	7-1-2040	2,775,000	2,775,000
California Statewide CDA Kaiser Permanente Series E (Health Revenue) ø	0.04	11-1-2036	20,000,000	20,000,000
California University Revenue Systemwide Series A (Education Revenue, AGM Insured, Credit Suisse LIQ) 144Aø	0.18	11-1-2033	2,685,000	2,685,000
Chino Ontario Upland CA Water Facilities Authority Certificate of Participation Agua de Lejos Project (Water & Sewer Revenue, National Insured)	5.20	10-1-2015	330,000	333,267
Chula Vista CA Elementary School Building Projects Certificate of Participation Series A (Miscellaneous Revenue, AGM Insured)	5.00	9-1-2017	1,765,000	1,989,561
Chula Vista CA Elementary School Building Projects Certificate of Participation Series A (Miscellaneous Revenue, AGM Insured)	5.00	9-1-2018	1,985,000	2,283,207
Chula Vista CA Industrial Development Revenue San Diego Gas & Electric Company Series A (Utilities Revenue)	1.65	7-1-2018	5,000,000	5,032,150
Compton CA Unified School District Election of 2002 CAB Series D (GO, Ambac Insured) ¤	0.00	6-1-2017	3,070,000	2,921,811
Culver City CA RDFA (Tax Revenue, Ambac Insured)	5.50	11-1-2014	510,000	514,151
Downey CA School Facilities Financing Authority PFOTER Series 4066 (Miscellaneous Revenue, National Insured, Dexia Credit Local LIQ) ø	0.28	8-1-2025	5,985,000	5,985,000
Foothill-Eastern CA Transportation Corridor Agency Series B1 (Transportation Revenue) ±	5.00	1-15-2053	23,500,000	25,812,870

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Short-Term Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Golden State Tobacco Securitization Corporation California Series 2954 (Tobacco Revenue, Morgan Stanley Bank LIQ) 144Aø	0.61%	6-1-2047	$31,160,000	$31,160,000
Inland Valley CA Development Agency Series B (Tax Revenue) ±	4.25	3-1-2041	35,100,000	36,051,912
Inland Valley CA Development Agency Series C (Tax Revenue) ±	4.50	3-1-2041	17,000,000	18,193,060
Irwindale CA CDA PFOTER Series 3542 (Tax Revenue, AGM Insured, Dexia Credit Local LIQ) 144Aø	0.33	7-15-2026	27,395,000	27,395,000
Long Beach CA Bond Finance Authority Natural Gas Purchase Series A (Utilities Revenue)	5.00	11-15-2014	800,000	813,128
Oakland CA Unified School District Alameda County Election of 2012 (GO)	5.00	8-1-2018	1,000,000	1,111,370
Oakland CA Unified School District Alameda County Election of 2012 (GO)	5.00	8-1-2019	1,000,000	1,119,090
Oakland CA Unified School District Alameda County Refunding Bond (GO, National Insured)	5.00	8-1-2016	3,030,000	3,284,156
Palomar CA Pomerado Health CAB Election of 2004 Series A (GO, National Insured) ¤	0.00	8-1-2019	2,215,000	1,994,187
Palomar CA Pomerado Health PFOTER Series 4683 (GO, National Insured, Bank of America NA LIQ) 144Aø	0.34	8-1-2037	31,250,000	31,250,000
Sacramento County CA Sanitation District PFOTER Series 3934 (Water & Sewer Revenue, FGIC Insured, Dexia Credit Local LIQ) ø	0.28	12-1-2035	10,000,000	10,000,000
San Buenaventura CA Community Memorial Health System (Health Revenue)	5.00	12-1-2016	1,730,000	1,826,932
San Diego CA PFFA Ballpark Series A (Miscellaneous Revenue, Ambac Insured)	5.00	2-15-2015	4,525,000	4,657,040
San Francisco CA City & County Redevelopment Agency Hotel Occupancy (Tax Revenue, AGM Insured)	4.00	6-1-2015	2,515,000	2,589,067
San Jose CA Redevelopment Agency Tax Unrefunded Balance Merged Area (Tax Revenue, National Insured)	6.00	8-1-2015	3,090,000	3,256,149
Sierra CA Joint Community College District School Facilities Improvement District #2 CAB Series B (GO, National Insured) ¤	0.00	8-1-2015	500,000	497,160
South San Francisco CA Unified School District BAN Series D (GO) ¤	0.00	5-15-2017	20,000,000	19,457,400
Upland CA Certificate of Participation San Antonio Community Hospital Project (Miscellaneous Revenue)	5.00	1-1-2015	1,915,000	1,954,698
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2014	1,000,000	1,000,110
Washington Township CA Health Care District Series A (GO)	6.50	8-1-2014	1,000,000	1,005,190

				644,056,401

Colorado: 0.83%
Aurora CO E-470 Public Highway Authority CAB Series B (Transportation Revenue, National Insured) ¤	0.00	9-1-2018	4,000,000	3,636,120
Aurora CO E-470 Public Highway Authority Senior Series CD-2 (Transportation Revenue, National Insured) ±	1.81	9-1-2039	15,325,000	15,445,914
Colorado Mid-Cities Metropolitan District #1 Special Refunding and Improvement Bonds Series A (Tax Revenue, BNP Paribas LOC) ø	0.19	12-1-2020	3,405,000	3,405,000
Colorado Springs CO Utilities Various Sub Lien Improvement Series B (Utilities Revenue, Bayerische Landesbank SPA) ø	0.25	11-1-2036	20,970,000	20,970,000
Denver CO City & County Airport Series G2 (Airport Revenue, AGM Insured, Morgan Stanley Bank SPA) ø	0.26	11-15-2025	5,515,000	5,515,000
Denver CO City & County Airport Sub Series G1 (Airport Revenue, AGM Insured, Morgan Stanley Bank SPA) ø	0.26	11-15-2025	3,560,000	3,560,000

				52,532,034

Connecticut: 3.01%
Connecticut Economic Recovery Notes Series A-3 (GO) ø	0.36	7-1-2017	11,600,000	11,600,000
Connecticut Economic Recovery Notes Series A-4 (GO) ø	0.36	1-1-2018	26,625,000	26,625,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Connecticut (continued)
Connecticut HEFA Bridgeport Hospital Series D (Health Revenue)	2.00%	7-1-2015	$2,240,000	$2,274,474
Connecticut HEFA Bridgeport Hospital Series D (Health Revenue)	5.00	7-1-2016	2,380,000	2,585,680
Connecticut Housing Finance Authority Series A2 (Housing Revenue, JPMorgan Chase & Company SPA) ø	0.04	5-15-2039	23,120,000	23,120,000
Connecticut Series A (Miscellaneous Revenue) ±	0.59	4-15-2016	5,000,000	5,011,450
Connecticut Series A (Miscellaneous Revenue) ±	0.61	3-1-2019	3,125,000	3,120,375
Connecticut Series A (Miscellaneous Revenue) ±	0.71	3-1-2020	7,090,000	7,068,872
Connecticut Series A (Miscellaneous Revenue) ±	0.74	4-15-2017	4,600,000	4,612,972
Connecticut Series A (Miscellaneous Revenue) ±	0.83	5-15-2017	17,000,000	17,131,580
Connecticut Series A (GO) ±	0.98	5-15-2018	17,740,000	17,942,059
Connecticut Series A (Miscellaneous Revenue) ±	1.01	3-1-2017	12,795,000	12,855,904
Connecticut Series A (Miscellaneous Revenue) ±	1.16	4-15-2019	5,500,000	5,610,990
Connecticut Series A (GO) ±	1.26	3-1-2018	13,500,000	13,586,805
Connecticut Series A (GO) ±	1.41	3-1-2019	21,500,000	21,961,605
Connecticut Series C (Miscellaneous Revenue) ±	0.71	5-15-2016	5,000,000	5,025,000
Connecticut Series D (GO) ±	0.58	9-15-2017	1,500,000	1,503,855
Connecticut SIFMA Index Refunding Notes (Miscellaneous Revenue) ±	1.16	5-15-2019	3,500,000	3,561,390
Hamden CT Refunding Bond (GO)	5.00	8-15-2017	1,500,000	1,656,060
Hamden CT Refunding Bond (GO)	5.00	8-15-2018	1,000,000	1,123,380
New Haven CT Series A (GO, AGM Insured)	3.00	11-1-2019	3,405,000	3,562,856

				191,540,307

Delaware: 0.04%
Delaware HCFR Nanticoke Memorial Hospital Project (Health Revenue)	4.00	7-1-2016	1,045,000	1,074,302
Delaware HCFR Nanticoke Memorial Hospital Project (Health Revenue)	5.00	7-1-2017	1,225,000	1,299,370

				2,373,672

District of Columbia: 0.46%
District of Columbia Income Tax Secured Refunding Bond Series E (Tax Revenue) ±	0.81	12-1-2017	13,000,000	13,159,510
District of Columbia Thomas B. Fordham Foundation (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.21	10-1-2037	4,800,000	4,800,000
District of Columbia Water & Sewer Authority Public Utility District Series B2 (Water & Sewer Revenue) ±	0.64	10-1-2040	11,000,000	11,031,020

				28,990,530

Florida: 5.34%
Brevard County FL HCFR Refunding Bond Health First Incorporated Series A (Health Revenue)	5.00	4-1-2018	1,140,000	1,281,064
Escambia County FL Utilities Authority (Utilities Revenue, National Insured)	6.25	1-1-2015	840,000	854,708
Florida Department of Environmental Protection Everglades Restoration Class B (Tax Revenue, AGM Insured) ø	0.13	7-1-2027	13,065,000	13,065,000
Gulf Breeze FL Local Government Loan Series B (Miscellaneous Revenue, FGIC Insured) ±	4.00	12-1-2020	1,135,000	1,147,519
Gulf Breeze FL Local Government Loan Series B (Miscellaneous Revenue, FGIC Insured) ±	4.00	12-1-2020	540,000	545,179
Gulf Breeze FL Local Government Loan Series B (Miscellaneous Revenue, FGIC Insured) ±	4.25	12-1-2020	2,050,000	2,074,744
Gulf Breeze FL Local Government Loan Series FG&H (Miscellaneous Revenue) ±	1.75	12-1-2020	15,100,000	15,182,446
Highlands County FL Health Facilities Authority Adventist Health Series B (Health Revenue)	5.00	11-15-2020	1,000,000	1,061,870

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Short-Term Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Highlands County FL Health Facilities Authority Adventist Health Series I (Health Revenue)	4.50%	11-15-2015	$4,625,000	$4,892,325
Hillsborough County FL School Board Refunding Bond (Tax Revenue, Ambac Insured)	5.00	10-1-2015	3,365,000	3,532,745
Hillsborough County FL School Board Refunding Bond (Tax Revenue, Ambac Insured)	5.00	10-1-2016	7,325,000	7,688,686
Jacksonville FL Sales Refunding Bond Better Jacksonville (Tax Revenue)	5.00	10-1-2017	2,000,000	2,257,420
Lee County FL Airport Refunding Bond Series A (Airport Revenue, AGM Insured)	5.00	10-1-2014	3,000,000	3,037,110
Lee County FL IDA Alliance Community Project (Health Revenue)	5.00	11-15-2016	1,000,000	1,066,580
Miami Beach FL Health Facilities Current Refunding Mount Sinai Medical Center (Health Revenue)	3.00	11-15-2015	1,000,000	1,025,050
Miami Beach FL Health Facilities Current Refunding Mount Sinai Medical Center (Health Revenue)	3.00	11-15-2016	1,500,000	1,558,905
Miami Beach FL Health Facilities Current Refunding Mount Sinai Medical Center (Health Revenue)	4.00	11-15-2017	1,750,000	1,879,675
Miami FL Refunding Bond Homeland Defense (GO, National Insured)	5.00	1-1-2017	5,000,000	5,384,750
Miami-Dade County FL Educational Facilities Authority University of Miami Series A (Education Revenue)	5.25	4-1-2016	1,600,000	1,721,184
Miami-Dade County FL Expressway Authority Toll System (Transportation Revenue, AGM Insured, Citibank NA LIQ) 144Aø	0.26	7-1-2018	670,000	670,000
Miami-Dade County FL Expressway Authority Toll System (Transportation Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) 144A±	0.56	8-1-2028	39,550,000	39,550,000
Miami-Dade County FL Expressway Authority Toll System (Transportation Revenue, Dexia Credit Local LOC, Dexia Credit Local LIQ) 144A±	0.62	10-13-2023	20,000,000	20,000,000
Miami-Dade County FL Expressway Authority Toll System (Transportation Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) 144A±	0.62	3-8-2030	15,000,000	15,000,000
Miami-Dade County FL Health Facilities Authority Miami Children’s Hospital Series A (Health Revenue)	4.00	8-1-2014	500,000	501,360
Miami-Dade County FL Health Facilities Authority Miami Children’s Hospital Series A (Health Revenue)	4.00	8-1-2015	615,000	634,206
Miami-Dade County FL School Board Certificate of Participation (Miscellaneous Revenue, National Insured)	5.25	10-1-2015	4,000,000	4,043,160
Miami-Dade County FL School Board Certificate of Participation Series A (Miscellaneous Revenue) ±	5.00	8-1-2021	18,375,000	19,683,668
Miami-Dade County FL School Board Certificate of Participation Series B (Miscellaneous Revenue, AGM Insured)	5.00	5-1-2016	1,400,000	1,518,314
Miami-Dade County FL School Board Certificate of Participation Series B (Miscellaneous Revenue) ±	5.00	5-1-2032	17,000,000	18,344,190
Miami-Dade County FL School Board Master Equipment Lease 2 (Miscellaneous Revenue)	3.59	3-3-2016	5,043,804	5,209,190
North Sumter County FL Utility Dependent District (Water & Sewer Revenue)	5.00	10-1-2014	1,710,000	1,730,041
North Sumter County FL Utility Dependent District (Water & Sewer Revenue)	5.00	10-1-2015	1,905,000	2,006,098
Orange County FL Health Facilities Authority Lakeside Health Facility (Health Revenue, SunTrust Bank LOC) ø	0.21	7-1-2027	12,250,000	12,250,000
Orange County FL Health Facilities Authority Orlando Health Incorporated (Health Revenue)	5.00	10-1-2014	1,000,000	1,011,930
Orange County FL School Board Certificate of Participation Series A (Miscellaneous Revenue)	5.00	8-1-2014	3,000,000	3,012,510
Orange County FL School Board Certificate of Participation Series A (Miscellaneous Revenue)	5.00	8-1-2015	3,500,000	3,677,100
Orange County FL School Board Certificate of Participation Series A (Miscellaneous Revenue)	5.00	8-1-2016	600,000	654,270

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Palm Beach County FL HCFR ACTS Retirement Life Series B (Health Revenue)	5.00%	11-15-2020	$6,300,000	$6,589,359
Palm Beach County FL HCFR Jupiter Medical Center Project Series A (Health Revenue)	4.00	11-1-2018	1,235,000	1,330,293
Palm Beach County FL PFOTER Series 4615 (Miscellaneous Revenue, Dexia Credit Local LIQ) ø	0.41	8-1-2029	41,000,000	41,000,000
Polk County FL School Board Certificate of Participation Series A (Miscellaneous Revenue, AGM Insured)	3.00	1-1-2015	1,935,000	1,961,123
Polk County FL School Board Certificate of Participation Series B (Miscellaneous Revenue, AGM Insured)	3.00	1-1-2015	1,235,000	1,251,673
Reedy Creek FL Improvement Series B (GO, Ambac Insured)	5.00	6-1-2017	3,500,000	3,649,170
Sarasota County FL Educational Facilities School Arts & Sciences Project (Education Revenue)	5.20	7-1-2017	480,000	497,630
South Lake County FL Hospital District (Health Revenue)	4.00	10-1-2014	835,000	841,404
South Lake County FL Hospital District (Health Revenue)	5.00	10-1-2015	920,000	965,034
Space Coast Infrastructure Agency I-95 Brevard County FL Project (Industrial Development Revenue)	4.00	6-15-2017	14,865,000	16,027,443
Space Coast Infrastructure Agency I-95 Brevard County FL Project (Industrial Development Revenue)	4.00	6-15-2018	5,695,000	6,186,023
St. Lucie County FL School Board Certificates Series A (Miscellaneous Revenue)	3.50	7-1-2014	2,780,000	2,780,250
St. Lucie County FL School Board Certificates Series A (Miscellaneous Revenue)	4.00	7-1-2015	4,835,000	5,008,528
Sunshine Florida Governmental Funding Commission Miami-Dade County Project Series A (Miscellaneous Revenue)	5.00	9-1-2016	3,640,000	3,992,352
Tampa Bay FL Educational Facilities Various Academy Holy Names Project (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.21	3-1-2022	1,030,000	1,030,000
Tampa Bay FL Water Regional Water Refunding Bond (Water & Sewer Revenue)	5.00	10-1-2015	2,500,000	2,650,225
Volusia County FL School Board (Tax Revenue, AGM Insured)	5.00	10-1-2015	12,905,000	13,514,374
Volusia County FL School Board (Tax Revenue, National Insured)	5.00	10-1-2016	1,000,000	1,048,660
Volusia County FL School Board (Tax Revenue, AGM Insured)	5.00	10-1-2016	10,000,000	10,775,600

				339,852,138

Georgia: 1.65%
Atlanta GA Water & Wastewater Project Series A-1 (Water & Sewer Revenue) ±	1.60	11-1-2038	21,500,000	21,895,600
Bartow County GA Development Authority Georgia Power Company Bowen Project (Utilities Revenue) ±	2.70	8-1-2043	20,000,000	20,756,200
Burke County GA Development Authority PCR Oglethorpe Power Corporation Plant Vogtle Series A (Utilities Revenue) ±	2.40	1-1-2040	17,325,000	17,377,668
DeKalb County GA Community Parks & Greenspace Project (GO)	5.00	12-1-2014	1,520,000	1,550,978
Georgia Private Colleges & Universities Authority Mercer University Series B (Education Revenue)	4.00	10-1-2017	3,285,000	3,488,637
Henry County GA Master State Municipal Loan (Miscellaneous Revenue)	4.09	4-24-2016	1,670,174	1,713,865
Main Street Natural Gas Incorporated Georgia Gas Project Series B (Utilities Revenue)	5.00	3-15-2017	8,015,000	8,696,435
Main Street Natural Gas Incorporated Georgia Gas Project Series B (Utilities Revenue)	5.00	3-15-2018	4,780,000	5,270,093
Milledgeville & Baldwin County GA Development Authority College & State University (Education Revenue, Ambac Insured) ±	0.66	10-1-2016	2,785,000	2,777,536
Monroe County GA Development Authority PCR Oglethorpe Power Corporation Scherer Project Series A (Utilities Revenue) ±	2.40	1-1-2039	16,000,000	16,083,040
Pike County GA School District (GO, Ambac Insured)	5.70	2-1-2016	430,000	443,911
Public Gas Partners Incorporated Georgia Series A (Utilities Revenue)	5.00	10-1-2014	3,000,000	3,034,260
Richmond County GA Development Authority (Industrial Development Revenue)	5.15	3-1-2015	2,000,000	2,054,400

				105,142,623

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Short-Term Municipal Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Guam: 0.13%
Guam Department of Education John F. Kennedy High School Project Series A Certificate of Participation (Miscellaneous Revenue)	5.50%	12-1-2015	$215,000	$220,807
Guam Government Hotel Occupancy Series A (Tax Revenue)	3.75	11-1-2014	1,845,000	1,861,033
Guam Government Waterworks Authority (Water & Sewer Revenue)	4.00	7-1-2015	980,000	1,006,578
Guam International Airport Authority Series A (Airport Revenue)	5.00	10-1-2019	450,000	516,501
Guam International Airport Authority Series B (Airport Revenue)	5.00	10-1-2018	675,000	765,403
Guam International Airport Authority Series C (Airport Revenue)	5.00	10-1-2018	3,560,000	3,959,396

				8,329,718

Idaho: 0.15%
Idaho Housing & Finance Association Series A (Housing Revenue, FNMA LOC) ø	0.32	1-1-2038	9,680,000	9,680,000
Idaho Housing & Finance Association Series A (Housing Revenue)	6.25	7-1-2038	115,000	116,270

				9,796,270

Illinois: 11.84%
Chicago IL Board of Education Dedicated Series C1 (GO) ±	1.01	3-1-2032	37,600,000	37,727,840
Chicago IL Board of Education Dedicated Series C2 (GO) ±	1.16	3-1-2032	33,000,000	33,077,550
Chicago IL Board of Education Dedicated Series D (GO, AGM Insured)	5.00	12-1-2018	1,400,000	1,592,556
Chicago IL Board of Education Series 2012 (GO, Dexia Credit Local LIQ) 144A±	0.69	12-1-2034	40,000,000	40,000,000
Chicago IL Board of Education Series A (GO, National Insured)	5.00	12-1-2019	895,000	1,011,099
Chicago IL Board of Education Series A (GO, National Insured)	5.00	12-1-2020	765,000	779,474
Chicago IL Board of Education Series A2 (GO) ±	0.81	3-1-2035	24,000,000	23,437,680
Chicago IL Board of Education Series A3 (GO) ±	0.89	3-1-2036	46,000,000	44,709,700
Chicago IL Board of Education Series C (GO)	5.00	12-1-2019	5,335,000	5,906,058
Chicago IL Board of Education Series D (GO, AGM Insured)	5.00	12-1-2019	780,000	844,350
Chicago IL CAB Series A (GO, National Insured) ±	5.53	1-1-2020	1,290,000	1,378,778
Chicago IL Charter School Project (Education Revenue)	5.00	12-1-2014	360,000	365,483
Chicago IL City Colleges of Chicago Capital Improvement Project CAB (GO, National Insured) ¤	0.00	1-1-2019	8,555,000	7,731,667
Chicago IL Emergency Telephone System (GO, National Insured)	5.25	1-1-2018	1,770,000	1,991,144
Chicago IL Housing Authority Capital Program (Housing Revenue, AGM Insured)	5.00	7-1-2014	2,265,000	2,265,294
Chicago IL Modern Schools Across Chicago Program Series A-K (GO, Ambac Insured)	5.00	12-1-2019	1,000,000	1,084,080
Chicago IL Motor Fuel Project Series A (Tax Revenue, AGM Insured, Deutsche Bank LIQ) 144Aø	0.34	1-1-2038	11,155,000	11,155,000
Chicago IL O’Hare International Airport Customer Facility Charge (Airport Revenue)	5.00	1-1-2019	1,000,000	1,132,250
Chicago IL O’Hare International Airport Customer Facility Charge (Airport Revenue)	5.00	1-1-2020	850,000	963,288
Chicago IL O’Hare International Airport General Senior Lien Series A (Airport Revenue)	5.00	1-1-2017	2,630,000	2,913,567
Chicago IL O’Hare International Airport General Senior Lien Series A (Airport Revenue)	5.00	1-1-2021	8,535,000	9,813,799
Chicago IL Park District Current Refunding Harbor Facilities Series D (GO)	5.00	1-1-2019	1,000,000	1,141,530
Chicago IL Park District Current Refunding Series B (GO)	5.00	1-1-2019	3,555,000	4,058,139
Chicago IL Park District Refunding Bonds Series D (GO) %%	4.00	1-1-2019	1,890,000	2,062,292
Chicago IL Park District Refunding Bonds Series D (GO) %%	5.00	1-1-2020	1,000,000	1,141,620
Chicago IL Park District Refunding Bonds Series D (GO) %%	5.00	1-1-2021	1,000,000	1,146,700
Chicago IL Project & Refunding Bond Series A (GO, National Insured)	5.00	1-1-2019	4,465,000	4,917,572
Chicago IL Project & Refunding Bond Series C (GO, Ambac Insured)	4.00	1-1-2017	975,000	1,039,867

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Chicago IL Project & Refunding Bond Series C (GO, National Insured)	4.00%	1-1-2017	$345,000	$367,953
Chicago IL Project & Refunding Bond Series C (GO, Ambac Insured)	5.00	1-1-2021	10,280,000	11,021,394
Chicago IL Refunding Bond Emergency Telephone System (GO, National Insured)	5.25	1-1-2020	3,015,000	3,423,864
Chicago IL Refunding Bond Emergency Telephone System (GO, National Insured)	5.50	1-1-2019	2,600,000	2,991,196
Chicago IL Refunding Bond Series A (GO, AGM Insured)	5.00	1-1-2015	100,000	102,431
Chicago IL Refunding Bond Series A (GO, AGM Insured)	5.00	1-1-2019	1,250,000	1,273,488
Chicago IL Refunding Bond Series A (GO, AGM Insured)	5.00	1-1-2020	10,200,000	10,376,052
Chicago IL Refunding Bond Series B (GO, Ambac Insured)	5.13	1-1-2022	10,880,000	11,724,506
Chicago IL Refunding Bonds (Tax Revenue, JPMorgan Chase & Company SPA) ø	0.30	1-1-2034	7,885,000	7,885,000
Chicago IL Refunding Bonds Series C (GO)	5.00	1-1-2020	4,375,000	4,912,513
Chicago IL Refunding Bonds Series C (GO)	5.00	1-1-2021	3,970,000	4,450,846
Chicago IL Revenue Recovery Zone Facility (Industrial Development Revenue)	6.13	12-1-2018	7,435,000	7,907,123
Chicago IL ROC (GO, Citibank NA LIQ) 144Aø	0.31	7-1-2017	9,785,000	9,785,000
Chicago IL Series A (GO)	5.00	1-1-2019	1,025,000	1,157,256
Chicago IL Series A (GO, AGM Insured)	5.00	1-1-2022	1,245,000	1,304,561
Chicago IL Series A (GO)	5.25	1-1-2021	510,000	565,253
Chicago IL Series A2 (GO, Ambac Insured)	5.50	1-1-2018	7,020,000	7,721,017
Chicago IL Series B (GO, AGM Insured)	5.00	1-1-2019	8,090,000	8,392,242
Chicago IL Series B (GO, AGM Insured)	5.00	1-1-2020	2,860,000	2,958,098
Chicago IL Various Certificates 2008 (GO, Dexia Credit Local LOC, AGM/Ambac Insured) 144Aø	0.41	1-1-2019	16,135,000	16,135,000
Chicago IL Various Projects Series B-1 (GO, JPMorgan Chase & Company SPA) ø	0.38	1-1-2034	13,115,000	13,115,000
Chicago IL Various Projects Series B-2 (GO, JPMorgan Chase & Company SPA) ø	0.42	1-1-2034	22,695,000	22,695,000
Chicago IL Water Revenue Project and Refunding Bonds (Water & Sewer Revenue, AGM Insured)	4.25	11-1-2018	700,000	783,517
Cicero IL Series A (GO, Syncora Guarantee Incorporated Insured)	5.00	1-1-2015	2,725,000	2,790,564
Cook & Will County IL High School District 206 (GO, AGM Insured)	4.50	12-15-2014	2,540,000	2,576,297
Cook County IL Revenue Adjusted Catholic Theological Union Project (Miscellaneous Revenue, U.S. Bank NA LOC) ø	0.35	2-1-2035	9,200,000	9,200,000
Cook County IL Series B (GO, National Insured)	5.00	11-15-2019	1,000,000	1,117,220
Illinois (Miscellaneous Revenue)	3.00	7-1-2018	2,000,000	2,102,580
Illinois (GO)	4.00	2-1-2019	6,300,000	6,819,939
Illinois (GO)	4.00	2-1-2020	1,750,000	1,879,378
Illinois (GO)	5.00	9-1-2015	1,885,000	1,900,306
Illinois (GO)	5.00	1-1-2017	3,200,000	3,383,520
Illinois (GO)	5.00	2-1-2019	1,000,000	1,126,030
Illinois (GO)	5.00	2-1-2020	2,500,000	2,814,150
Illinois Development Finance Authority St. Vincent De Paul Center Project Series A (Health Revenue) ±	1.88	11-15-2039	5,060,000	5,094,459
Illinois Finance Authority Advocate Health Sub Series C3B (Health Revenue) ±	4.38	11-1-2038	3,500,000	3,499,965
Illinois Finance Authority Centegra Health System Project (Health Revenue)	5.00	9-1-2019	2,265,000	2,530,866
Illinois Finance Authority Children’s Memorial Hospital Series A (Health Revenue, AGM Insured, Bank of America NA LIQ) 144Aø	0.33	8-15-2047	15,000,000	15,000,000
Illinois Finance Authority Provena Health Series A (Health Revenue)	5.75	5-1-2019	3,000,000	3,379,770
Illinois Finance Authority Revenue Memorial Health System (Health Revenue)	4.00	4-1-2015	555,000	568,598
Illinois Finance Authority Revenue Roosevelt University Project (Education Revenue)	5.00	4-1-2015	900,000	922,140
Illinois First Series (GO, AGM Insured)	5.50	5-1-2015	4,525,000	4,722,245
Illinois Housing Development Authority (Housing Revenue)	5.00	8-1-2028	2,350,000	2,477,394
Illinois Municipal Electric Agency Power Supply Series A (Utilities Revenue, National Insured)	5.25	2-1-2020	2,705,000	3,004,335

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Short-Term Municipal Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Illinois Refunding Bond (GO, AGM Insured)	5.00%	1-1-2017	$1,725,000	$1,899,191
Illinois Refunding Bond (GO)	5.00	1-1-2018	1,905,000	2,130,304
Illinois Refunding Bond (GO, AGM Insured)	5.00	1-1-2018	7,740,000	8,683,583
Illinois Refunding Bond (GO)	5.00	3-1-2018	1,795,000	2,013,739
Illinois Refunding Bond (GO, Ambac Insured)	5.00	11-1-2018	10,650,000	10,813,584
Illinois Refunding Bond (GO)	5.00	1-1-2020	3,400,000	3,825,136
Illinois Refunding Bond (GO)	5.00	1-1-2021	1,410,000	1,590,565
Illinois Refunding Bond (GO)	5.00	2-1-2021	11,635,000	13,129,399
Illinois Refunding Bond (GO)	5.25	1-1-2018	1,155,000	1,301,419
Illinois Series 2004 (GO)	5.00	9-1-2016	10,000,000	10,078,600
Illinois Series 2010 (GO)	5.00	1-1-2016	11,225,000	11,957,544
Illinois Series 2012 (Miscellaneous Revenue)	5.00	8-1-2017	11,875,000	13,192,056
Illinois Series A (Tax Revenue)	4.00	1-1-2016	11,470,000	12,047,285
Illinois Series A (Tax Revenue)	4.00	1-1-2020	12,265,000	13,172,733
Illinois Series A (Tax Revenue)	4.00	1-1-2021	2,715,000	2,902,471
Illinois Series A (GO)	5.00	4-1-2019	5,000,000	5,636,900
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured, Landesbank Hessen-Thüringen SPA) ø	0.27	1-1-2016	9,000,000	9,000,000
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured, Landesbank Hessen-Thüringen SPA) ø	0.27	1-1-2017	30,000,000	30,000,000
Illinois Unemployment Insurance Series A (Tax Revenue)	5.00	12-15-2016	5,200,000	5,781,672
Illinois Unemployment Insurance Series B (Tax Revenue)	5.00	12-15-2017	4,700,000	5,203,558
Illinois Unemployment Insurance Series B (Tax Revenue)	5.00	6-15-2018	16,475,000	18,237,166
Illinois Unemployment Insurance Series B (Tax Revenue)	5.00	6-15-2019	8,520,000	8,898,458
Illinois Unrefunded Balance Series A (Miscellaneous Revenue)	5.00	10-1-2016	3,965,000	3,979,908
Kane McHenry Cook & Dekalb Counties IL School District #300 (GO, National/Syncora Guarantee Incorporated Insured)	5.00	12-1-2019	500,000	530,380
Knox & Warren Counties IL Community United School District # 205 Series A (GO)	3.50	1-1-2015	500,000	507,065
Lake County IL Community School District #60 Waukegan CAB Series A (GO, AGM Insured) ¤	0.00	12-1-2018	1,705,000	1,556,870
Lake County IL Community Consolidated School District (GO, National Insured)	8.70	1-1-2016	1,075,000	1,183,898
Lake County IL Community High School District #117 Antioch CAB Series B (GO, National Insured) ¤	0.00	12-1-2016	4,975,000	4,802,318
Lake County IL Forest Preservation District Series A (GO) ±	0.61	12-15-2016	1,945,000	1,945,525
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Project Series A (Tax Revenue, National Insured) ¤	0.00	6-15-2017	11,210,000	10,735,144
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Project Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2017	6,000,000	5,682,120
Metropolitan Pier & Exposition Authority Illinois Hospitality Facilities (Miscellaneous Revenue, Dexia Credit Local LIQ) 144Aø	0.23	7-1-2026	12,315,000	12,315,000
Regional Transportation Authority Illinois Refunding Balance Series B (Tax Revenue) ±	0.46	6-1-2025	14,085,000	14,085,000
Southern Illinois State University Housing & Auxiliary Facilities System Series A (Education Revenue)	4.00	4-1-2015	1,090,000	1,118,831
Southern Illinois State University Housing & Auxiliary Facilities System Series A (Education Revenue)	4.00	4-1-2016	635,000	671,322
Springfield IL Electric Senior Lien (Utilities Revenue, National Insured)	5.00	3-1-2018	12,000,000	13,218,000
Springfield IL Electric Senior Lien (Utilities Revenue, National Insured)	5.00	3-1-2019	5,900,000	6,477,551
University of Illinois Certificate of Participation Infrastructure Project (Miscellaneous Revenue, Ambac Insured)	5.00	8-15-2014	6,275,000	6,303,489
Western Illinois University Auxiliary Facilities System (Education Revenue)	4.00	4-1-2016	855,000	901,136

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Western Illinois University Auxiliary Facilities System (Education Revenue)	4.00%	4-1-2017	$635,000	$680,853
Will & Kendall Counties IL Community Consolidated School District # 202 (GO)	4.00	1-1-2015	1,800,000	1,831,878
Winnebago & Boone Counties IL School Districts CAB #205 Rockford (GO, AGM Insured) ¤	0.00	2-1-2015	500,000	496,925

				753,865,019

Indiana: 3.16%
Indiana Education Facilities Authority CAB (Education Revenue, National Insured) ¤	0.00	2-1-2015	400,000	397,784
Indiana Finance Authority HCFR Jackson County Schneck Hospital (Health Revenue)	4.00	2-15-2015	1,230,000	1,251,328
Indiana Finance Authority HEFA Ascension Health Series B2 (Health Revenue)	5.00	3-1-2015	1,895,000	1,939,912
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series B (Industrial Development Revenue)	5.00	1-1-2019	78,500,000	85,102,635
Indiana Finance Authority University Health Obligated Group Series 2011C (Health Revenue, Northern Trust Company LOC) ø	0.05	3-1-2033	1,000,000	1,000,000
Indiana HEFA Ascension Health Series B3 (Health Revenue) ±	2.00	11-15-2031	70,710,000	71,665,999
Indiana HFFA Ascension Health Series A-1 (Health Revenue) ±	2.80	11-1-2027	12,000,000	12,622,320
Indianapolis IN Local Public Improvement Bond Bank ROC RR II R-11779 (Water & Sewer Revenue, AGM Insured, Citibank NA LIQ) 144Aø	0.26	1-1-2017	9,825,000	9,825,000
Knox County IN Economic Development Good Samaritan Hospital Series A (Health Revenue)	3.00	4-1-2015	600,000	610,020
Knox County IN Economic Development Good Samaritan Hospital Series A (Health Revenue)	3.00	4-1-2016	600,000	619,944
Petersburg IN PCR Refunding Bond Industry Power & Light (Industrial Development Revenue, National Insured)	5.40	8-1-2017	1,000,000	1,127,610
Rockport IN PCR Indiana-Michigan Power Company Series B (Utilities Revenue) ±	1.75	6-1-2025	3,500,000	3,494,015
Zionsville IN Community Schools Building Corporation Series DCL 047 (Miscellaneous Revenue, Dexia Credit Local LOC, AGM Insured) 144Aø	0.21	1-15-2025	11,405,000	11,405,000

				201,061,567

Iowa: 0.42%
Iowa Finance Authority HCFR Series A (Health Revenue, AGM Insured)	3.13	8-15-2014	1,000,000	1,003,340
Iowa Finance Authority Midwestern Disaster Area Iowa Fertilizer Company Project (Industrial Development Revenue)	5.00	12-1-2019	17,750,000	18,650,635
Iowa Student Loan Liquidity Corporation Senior Series A1 (Education Revenue)	4.40	12-1-2018	6,580,000	6,899,064

				26,553,039

Kansas: 0.52%
Kansas Development Finance Authority Series F (Health Revenue)	3.00	11-15-2014	650,000	656,247
Wyandotte County & Kansas City KS Unified Government Special Obligation Second Lien CAB Series A (Tax Revenue) ¤	0.00	6-1-2021	46,750,000	32,475,823

				33,132,070

Kentucky: 0.55%
Ashland KY Medical Center Ashland Hospital Corporation Series B (Health Revenue)	5.00	2-1-2019	1,500,000	1,687,905
Ashland KY Medical Center Ashland Hospital Corporation Series B (Health Revenue)	5.00	2-1-2020	1,000,000	1,128,300
Kentucky EDFA King’s Daughters Medical Center (Health Revenue)	5.00	2-1-2017	1,000,000	1,091,900

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Short-Term Municipal Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Kentucky (continued)
Kentucky Higher Education Student Loan Corporation Series A (Education Revenue)	3.75%	6-1-2026	$2,175,000	$2,196,272
Kentucky Higher Education Student Loan Corporation Series A (Education Revenue)	5.00	6-1-2018	1,200,000	1,333,116
Kentucky Public Transportation Infrastructure Authority Tolls BAN Downtown Crossing Project Series A (Transportation Revenue)	5.00	7-1-2017	25,000,000	27,864,250

				35,301,743

Louisiana: 3.45%
DeSoto Parish LA PCR Southwestern Electrical Power (Utilities Revenue) ±	3.25	1-1-2019	28,000,000	28,285,600
East Baton Rouge Parish LA Sewerage Commission Series A (Water & Sewer Revenue) ±	0.91	2-1-2046	46,000,000	46,010,120
Louisiana Local Government Environmental Facilities & CDA East Baton Rouge Sewer Commission Series B (Tax Revenue) ±	0.81	2-1-2049	35,500,000	35,703,060
Louisiana Local Government Environmental Facilities & CDA Louisiana Tech University Project (Housing Revenue)	3.00	7-1-2017	680,000	719,923
Louisiana Local Government Environmental Facilities & CDA Louisiana Tech University Project (Housing Revenue)	3.00	7-1-2018	525,000	554,437
Louisiana Local Government Environmental Facilities & CDA Series A (Education Revenue)	4.00	10-1-2014	1,500,000	1,513,560
Louisiana PFA Nineteenth Judicial District Court (Miscellaneous Revenue, National Insured)	5.00	6-1-2016	1,000,000	1,078,870
Louisiana Regional Transit Authority CAB (Tax Revenue, National Insured) ¤	0.00	12-1-2021	5,000,000	3,551,250
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Series A (Airport Revenue)	4.63	1-1-2015	1,120,000	1,140,429
New Orleans LA Aviation Board Series A Refunding Balance (Airport Revenue, AGM Insured)	5.00	1-1-2015	1,000,000	1,023,240
New Orleans LA Aviation Board Series B-2 Refunding Balance (Airport Revenue, AGM Insured)	5.00	1-1-2015	1,845,000	1,887,878
New Orleans LA Master Lease (GO) (i)	5.25	1-1-2018	11,640,294	11,855,872
St. Bernard Parish LA Sales & Uses Tax (Tax Revenue)	4.00	3-1-2017	3,135,000	3,353,008
St. Bernard Parish LA Sales & Uses Tax (Tax Revenue)	4.00	3-1-2018	3,245,000	3,501,031
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A1 (Industrial Development Revenue) ø	0.30	11-1-2040	24,435,000	24,435,000
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series B1 (Industrial Development Revenue) ø	0.30	11-1-2040	54,720,000	54,720,000

				219,333,278

Maine: 0.02%
Maine Educational Loan Authority Class A Series A1 (Education Revenue, AGM Insured)	4.95	12-1-2014	1,575,000	1,599,444

Maryland: 1.39%
Howard County MD Housing Commission Series A (Housing Revenue) ±	1.31	7-1-2034	16,050,000	16,051,445
Maryland Health & HEFAR John Hopkins Health System Series A (Health Revenue) ±	0.70	5-15-2046	8,000,000	7,989,920
Maryland Health & HEFAR John Hopkins Health System Series B (Health Revenue) ±	0.68	5-15-2029	10,605,000	10,583,578
Maryland Health & HEFAR John Hopkins Health System Series B (Health Revenue) ±	1.25	5-15-2042	12,500,000	12,639,500
Maryland Health & HEFAR John Hopkins Health System Series C (Health Revenue) ±	0.93	5-15-2038	22,300,000	22,390,761
Maryland Health & HEFAR John Hopkins Health System Series C (Health Revenue) ±	0.93	5-15-2038	18,915,000	18,991,984

				88,647,188

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Massachusetts: 1.55%
Massachusetts Development Finance Agency Boston Medical Center Series C (Health Revenue)	5.00%	7-1-2015	$1,000,000	$1,036,330
Massachusetts Development Finance Agency Dominion Energy Brayton Recovery Zone Series A (Utilities Revenue) ±	2.25	12-1-2041	2,665,000	2,771,893
Massachusetts Development Finance Agency Southcoast Health System Obligation Series F (Health Revenue)	3.00	7-1-2016	500,000	524,470
Massachusetts Development Finance Agency Southcoast Health System Obligation Series F (Health Revenue)	3.00	7-1-2017	500,000	531,040
Massachusetts Development Finance Agency Waste Management Incorporated (Resource Recovery Revenue) ±	1.60	5-1-2027	7,000,000	7,011,620
Massachusetts Educational Financing Authority EDU Loan Series I (Education Revenue)	4.00	1-1-2018	1,750,000	1,894,375
Massachusetts Educational Financing Authority Issue I Series A (Education Revenue)	3.15	1-1-2015	1,575,000	1,596,420
Massachusetts HEFA Massachusetts Eye & Ear Infirmary Series C (Health Revenue)	5.00	7-1-2015	700,000	724,437
Massachusetts HEFA Partners Healthcare Series G6 (Health Revenue) ±	0.94	7-1-2038	40,000,000	40,024,800
Massachusetts PFOTER Series 4406 (Tax Revenue, Dexia Credit Local LIQ) 144Aø	0.28	7-1-2030	12,955,000	12,955,000
Massachusetts Series A (GO) ±	0.58	9-1-2016	4,000,000	4,016,240
Massachusetts Series A (GO) ø	0.72	2-1-2015	3,350,000	3,350,000
Massachusetts Various Consolidated Loan Series D (Tax Revenue) ±	0.49	1-1-2018	9,500,000	9,540,945
Massachusetts Water Resources Authority Series B (Water & Sewer Revenue, Ambac Insured)	5.25	12-1-2015	980,000	1,020,249
Massachusetts Water Resources Authority Series D (Water & Sewer Revenue, Dexia Credit Local LOC, AGM Insured) 144Aø	0.26	8-1-2025	11,510,000	11,510,000

				98,507,819

Michigan: 3.77%
Detroit MI City School District Series DCL 045 (GO, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) 144Aø	0.66	5-1-2030	18,900,000	18,900,000
Detroit MI Distribution of State Aid (GO)	5.00	11-1-2016	855,000	922,733
Detroit MI Financial Recovery Bonds (GO) ±	3.50	10-7-2016	8,800,000	8,794,896
Detroit MI Series B (GO, AGM Insured)	5.00	4-1-2015	1,140,000	1,141,197
Detroit MI Sewage Disposal System Senior Lien Series A (Water & Sewer Revenue, National Insured)	5.50	7-1-2016	1,000,000	1,010,250
Detroit MI Sewer Disposal System Second Lien Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2016	2,470,000	2,484,079
Detroit MI Sewer Disposal System Second Lien Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2017	4,375,000	4,403,175
Detroit MI Sewer Disposal System Senior Lien Series A (Water & Sewer Revenue, National Insured)	5.25	7-1-2018	1,835,000	1,860,910
Detroit MI Sewer Disposal System Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2014	5,000,000	5,000,200
Detroit MI Sewer Disposal System Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.50	7-1-2016	12,535,000	12,696,075
Detroit MI Sewer Disposal System Senior Lien Series A (Water & Sewer Revenue, National Insured)	6.00	7-1-2014	800,000	800,120
Detroit MI Sewer Disposal System Senior Lien Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2018	3,765,000	3,800,015
Detroit MI Sewer Disposal System Senior Lien Series C-1 (Water & Sewer Revenue, AGM Insured)	5.25	7-1-2018	300,000	307,164

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Short-Term Municipal Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Detroit MI Sewer Disposal System Senior Lien Series C-1 (Water & Sewer Revenue, AGM Insured)	5.25%	7-1-2020	$1,845,000	$1,892,693
Detroit MI Water & Sewage Disposal System Senior Lien Series A (Water & Sewer Revenue)	5.00	7-1-2014	1,420,000	1,420,000
Detroit MI Water & Sewage Disposal System Senior Lien Series A (Water & Sewer Revenue)	5.00	7-1-2015	2,505,000	2,514,294
Detroit MI Water Supply System (Water & Sewer Revenue, National Insured)	6.50	7-1-2015	900,000	904,644
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, National Insured)	5.00	7-1-2016	3,000,000	3,019,020
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue)	5.00	7-1-2018	750,000	752,993
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.50	7-1-2018	10,355,000	10,657,884
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, National Insured) ±	5.00	7-1-2018	440,000	444,092
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, AGC/National Insured) ±	5.00	7-1-2018	400,000	403,460
Detroit MI Water Supply System Senior Lien Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2018	5,050,000	5,082,017
Detroit MI Water Supply System Senior Lien Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2019	4,390,000	4,407,428
Detroit MI Water Supply System Series A (Water & Sewer Revenue, National Insured) ±	5.25	7-1-2017	1,455,000	1,468,793
Detroit MI Water Supply System Series B (Water & Sewer Revenue, National Insured) ±	4.25	7-1-2016	1,075,000	1,077,333
Detroit MI Water Supply System Series B (Water & Sewer Revenue, National Insured) ±	5.00	7-1-2017	6,400,000	6,460,736
Detroit MI Water Supply System Series C (Water & Sewer Revenue, National Insured)	5.25	7-1-2016	1,400,000	1,400,224
Detroit Wayne County MI Stadium Authority (Miscellaneous Revenue)	5.00	10-1-2015	1,250,000	1,303,188
Detroit Wayne County MI Stadium Authority (Miscellaneous Revenue)	5.00	10-1-2016	1,175,000	1,254,101
Detroit Wayne County MI Stadium Authority (Miscellaneous Revenue)	5.00	10-1-2017	1,100,000	1,185,877
Flint MI International Academy Public School Project (Education Revenue)	5.00	10-1-2017	975,000	1,002,008
Grand Ledge MI Public School District Refunding Bond (GO, National/Qualified School Board Loan Fund Insured)	5.00	5-1-2020	1,460,000	1,514,414
Huron Valley MI School District (GO, National/Qualified School Board Loan Fund Insured)	5.00	5-1-2015	2,965,000	3,080,250
Michigan Finance Authority School District (Miscellaneous Revenue)	4.00	6-1-2017	800,000	846,696
Michigan Finance Authority School District (Miscellaneous Revenue)	5.00	6-1-2016	1,575,000	1,679,155
Michigan Finance Authority School District (Miscellaneous Revenue)	5.00	6-1-2017	1,500,000	1,636,635
Michigan Finance Authority Unemployment Obligation Assessment Series B (Miscellaneous Revenue)	5.00	1-1-2020	15,000,000	17,671,800
Michigan Hospital Finance Authority Ascension Health Series A-3 (Health Revenue) ±	1.87	11-1-2027	25,500,000	26,077,830
Michigan Hospital Finance Authority Ascension Health Series F-4 (Health Revenue) ±	1.95	11-15-2047	11,545,000	11,454,603
Michigan Hospital Finance Authority Sparrow Hospital Obligation (Health Revenue)	5.00	11-15-2015	1,000,000	1,054,090
Michigan Housing Development Authority Limited Greenwood Villa Project (Housing Revenue, AGM Insured)	4.75	9-15-2017	2,450,000	2,553,880
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	4.25	5-1-2015	990,000	1,008,553
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	5.00	5-1-2016	415,000	435,609

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Michigan Municipal Bond Authority Local Government Loan Program Series B (Miscellaneous Revenue, Ambac Insured)	5.75%	12-1-2014	$3,555,000	$3,613,160
Michigan PFOTER Series 4711 (GO, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) 144Aø	0.58	5-1-2029	30,815,000	30,815,000
Wayne County MI Airport Authority Refunding Bond Detroit Metropolitan Airport (Airport Revenue, AGC/MBIA/FGIC Insured)	5.00	12-1-2015	1,110,000	1,182,572
Wayne County MI Airport Authority Refunding Bond Series A (Airport Revenue)	5.00	12-1-2019	19,405,000	22,121,506
Wayne County MI Airport Authority Series D (Airport Revenue)	5.00	12-1-2015	1,290,000	1,370,793
Wayne County MI Wayne-Westland Community Schools (GO, AGM/Qualified School Board Loan Fund Insured)	5.00	5-1-2019	2,020,000	2,052,078
Western Michigan University Refunding Bond (Education Revenue)	5.00	11-15-2020	1,000,000	1,163,110

				240,103,333

Minnesota: 0.49%
Central MN Municipal Power Agency Brookings Southeast Twin Cities Transmission Project (Utilities Revenue)	5.00	1-1-2017	1,215,000	1,239,993
Chaska MN Independent School District # 112 Certificate of Participation Series B (Miscellaneous Revenue)	3.00	12-1-2014	530,000	535,883
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series A (Health Revenue)	4.00	8-15-2014	1,200,000	1,205,748
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series A1 (Health Revenue, AGM Insured)	4.00	8-15-2015	750,000	778,268
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series B (Health Revenue, AGM Insured) ±	5.00	8-15-2015	600,000	629,328
Minneapolis & St. Paul MN Housing & RDA HealthSpan Series B (Health Revenue, Ambac Insured) ±(m)(n)	0.08	11-15-2017	9,000,000	8,595,000
Minneapolis MN Health Care System Fairview Health Services Series B (Health Revenue, National Insured)	5.50	5-15-2016	2,200,000	2,209,086
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series A (Health Revenue) ##	4.75	2-15-2015	14,455,000	14,482,320
Saint Paul MN Housing & RDA Community Peace Academy Project Series A (Education Revenue)	5.00	12-1-2018	1,250,000	1,294,350

				30,969,976

Mississippi: 0.36%
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project (Water & Sewer Revenue, AGM Insured)	5.00	12-1-2016	495,000	544,332
Mississippi Refunding Bond Capital Improvements Projects Series D (Miscellaneous Revenue) ±	0.59	9-1-2017	7,100,000	7,100,994
Perry County MS PCR Leaf River Forest Product Project (Industrial Development Revenue) 144Aø	0.30	2-1-2022	15,000,000	15,000,000

				22,645,326

Missouri: 0.68%
Jackson County MO Special Obligation Harry S. Truman Sports Complex (Tax Revenue, Ambac Insured)	5.00	12-1-2019	3,000,000	3,280,830
Missouri Development Finance Board Refunding Bond & Improvement Electric System Series F (Miscellaneous Revenue)	4.00	6-1-2016	500,000	529,180
Missouri Joint Municipal Electric Utility Commission (Utilities Revenue)	5.00	1-1-2015	1,380,000	1,411,781
Missouri Joint Municipal Electric Utility Commission (Utilities Revenue)	5.00	1-1-2016	1,910,000	2,035,544

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Short-Term Municipal Bond Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Missouri (continued)
Sikeston MO Electric System Refunding Bond (Utilities Revenue)	5.00%	6-1-2019	$11,625,000	$12,909,098
St. Louis MO Municipal Finance Corporation (Miscellaneous Revenue)	5.00	2-15-2015	1,000,000	1,027,130
St. Louis MO Municipal Finance Corporation (Miscellaneous Revenue)	5.00	2-15-2016	1,000,000	1,066,110
St. Louis MO PFOTER Series 004 (Airport Revenue, Dexia Credit Local LOC, AGM Insured) 144Aø	0.21	7-1-2026	21,150,000	21,150,000

				43,409,673

Nebraska: 0.23%
Central Plains NE Energy Project # 1 Series A (Utilities Revenue)	5.00	12-1-2014	2,275,000	2,315,313
Central Plains NE Energy Project # 1 Series A (Utilities Revenue)	5.00	12-1-2015	11,630,000	12,324,776

				14,640,089

Nevada: 1.02%
Clark County NV Airport Jet Aviation Fuel Tax Series A (Airport Revenue)	5.00	7-1-2019	1,000,000	1,136,020
Clark County NV Airport Jet Aviation Fuel Tax Series A (Airport Revenue)	5.00	7-1-2020	1,000,000	1,141,560
Clark County NV Airport ROC (Airport Revenue, Citibank NA LIQ) 144Aø	0.26	1-1-2018	13,050,000	13,050,000
Clark County NV School District Series A (GO, National Insured)	5.00	6-15-2019	9,155,000	9,647,081
Clark County NV School District Series B (GO, National Insured)	5.00	6-15-2018	5,240,000	5,524,270
Clark County NV School District Series B (GO)	5.00	6-15-2019	18,800,000	22,001,076
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	2.00	6-1-2015	485,000	483,855
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	3.00	6-1-2016	485,000	488,060
Nevada River Commission Hoover Upgrading Project Series E (GO)	5.00	10-1-2015	4,365,000	4,627,293
Nevada River Commission Hoover Upgrading Project Series E (GO)	5.00	10-1-2016	4,595,000	5,067,412
Sparks NV Redevelopment Agency Tax Increment Area # 1 (Tax Revenue)	4.00	1-15-2015	1,520,000	1,527,934

				64,694,561

New Hampshire: 0.52%
New Hampshire HEFA Catholic Medical Center (Health Revenue)	4.00	7-1-2018	2,405,000	2,539,728
New Hampshire HEFA Catholic Medical Center (Health Revenue)	4.00	7-1-2019	2,635,000	2,791,756
New Hampshire HEFA University System Series A1 (Education Revenue, U.S. Bank NA SPA) ø	0.11	7-1-2035	25,000,000	25,000,000
New Hampshire HFA SFMR Series B (Housing Revenue)	5.00	7-1-2027	2,915,000	3,083,196

				33,414,680

New Jersey: 4.63%
Casino Reinvestment Development Authority New Jersey Hotel Room Fee Revenue (Miscellaneous Revenue, Ambac Insured)	5.00	1-1-2015	2,310,000	2,358,117
Hudson County NJ Certificate of Participation (Miscellaneous Revenue, National Insured)	6.25	6-1-2016	2,000,000	2,187,900
Hudson County NJ Refunding Bond County College (GO)	4.00	7-15-2017	1,000,000	1,088,780
Hudson County NJ Refunding Bond County College (GO)	4.00	7-15-2018	1,135,000	1,254,402
Jersey City NJ Refunding Bond (GO, AGM Insured)	4.00	9-1-2017	1,620,000	1,760,762
Morris-Union Jointure Commission New Jersey Refunding Bond (Miscellaneous Revenue, AGM Insured)	4.00	8-1-2015	750,000	774,113
Morris-Union Jointure Commission New Jersey Refunding Bond (Miscellaneous Revenue, AGM Insured)	4.00	8-1-2016	2,235,000	2,357,903
New Jersey Certificate of Participation Equipment Lease Purchase Agreement Series A (Miscellaneous Revenue)	5.00	6-15-2018	11,160,000	12,665,038
New Jersey EDA CAB St. Barnabas Hospital Series A (Health Revenue, National Insured) ¤	0.00	7-1-2017	2,740,000	2,588,670

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
New Jersey EDA Cigarette Tax (Tobacco Revenue, Radian Insured)	5.38%	6-15-2015	$8,325,000	$8,744,580
New Jersey EDA Cigarette Tax Series 2012 (Tobacco Revenue)	5.00	6-15-2017	18,520,000	20,633,132
New Jersey EDA Motor Vehicle Commission Series A (Miscellaneous Revenue, National Insured)	5.25	7-1-2016	2,190,000	2,213,586
New Jersey EDA School Facilities Construction Notes (Miscellaneous Revenue) ±	0.96	2-1-2017	20,000,000	20,179,200
New Jersey EDA School Facilities Construction Notes Series DD1 (Miscellaneous Revenue)	5.00	12-15-2018	4,400,000	5,030,960
New Jersey EDA School Facilities Series C (Miscellaneous Revenue) ±	1.86	2-1-2018	38,000,000	38,676,780
New Jersey Educational Facilities Authority Higher Education Capital Improvement Project Series A (Education Revenue)	4.00	9-1-2017	2,425,000	2,649,992
New Jersey Educational Facilities Authority Higher Education Capital Improvement Project Series B (Education Revenue)	4.00	9-1-2017	525,000	573,710
New Jersey Educational Facilities Authority Higher Education Capital Improvement Project Series D (Education Revenue)	4.00	9-1-2016	540,000	579,301
New Jersey Educational Facilities Authority Higher Education Capital Improvement Project Series D (Education Revenue)	4.00	9-1-2017	565,000	617,421
New Jersey HCFR Series 3018 (Health Revenue, AGM Insured, Deutsche Bank LIQ) 144Aø	0.45	7-1-2038	21,805,285	21,805,285
New Jersey Higher Education Assistance Authority Series A1 (Education Revenue)	3.63	12-1-2030	4,000,000	4,028,800
New Jersey Higher Education Assistance Authority Series A1 (Education Revenue)	5.00	12-1-2020	9,775,000	11,159,629
New Jersey PFOTER PT-4716 (Miscellaneous Revenue, National/FGIC Insured, Dexia Credit Local LIQ) 144Aø	0.35	9-1-2027	36,245,000	36,245,000
New Jersey PFOTER Series 4717 (GO, Ambac Insured, Dexia Credit Local LIQ) 144Aø	0.28	12-15-2022	45,140,000	45,140,000
New Jersey Tobacco Settlement Financing Corporation Series 1A (Tobacco Revenue)	5.00	6-1-2015	1,000,000	1,032,300
New Jersey Tobacco Settlement Financing Corporation Series C (Tobacco Revenue, Morgan Stanley Bank LIQ) 144Aø	0.71	6-1-2029	18,565,000	18,565,000
New Jersey Transit Corporation Certificates Federal Transit Administration Grants Series A (Miscellaneous Revenue, National Insured)	5.00	9-15-2016	5,105,000	5,371,073
New Jersey Transit Corporation Certificates Federal Transit Administration Grants Series A (Miscellaneous Revenue, National Insured)	5.00	9-15-2017	7,265,000	8,186,420
New Jersey Transit Corporation Certificates of Participation Series A (Miscellaneous Revenue, National Insured)	5.00	9-15-2020	1,690,000	1,773,385
New Jersey Transit Corporation Series A (Miscellaneous Revenue, Ambac Insured)	5.50	9-15-2015	1,100,000	1,168,475
New Jersey Transportation Trust Fund Authority Series AA (Transportation Revenue)	5.00	6-15-2019	2,070,000	2,383,874
Newark NJ Housing Authority Newark Redevelopment Project (Miscellaneous Revenue, National Insured)	5.00	1-1-2015	1,450,000	1,481,161
Newark NJ Housing Authority Newark Redevelopment Project (Miscellaneous Revenue, National Insured)	5.00	1-1-2016	1,860,000	1,974,148
Newark NJ Housing Authority Newark Redevelopment Project (Miscellaneous Revenue, National Insured)	5.00	1-1-2017	3,455,000	3,772,376
Rutgers University Series J (Education Revenue)	4.00	5-1-2018	700,000	778,841
Rutgers University Series L (Education Revenue)	5.00	5-1-2017	600,000	673,110
Rutgers University Series L (Education Revenue)	5.00	5-1-2018	300,000	345,543
Winslow Township NJ Board of Education Refunding Bond (GO)	3.00	8-1-2017	600,000	635,304
Winslow Township NJ Board of Education Refunding Bond (GO)	4.00	8-1-2018	425,000	469,289
Winslow Township NJ Board of Education Refunding Bond (GO)	4.00	8-1-2019	525,000	583,984

				294,507,344

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Short-Term Municipal Bond Fund	25

Security name	Interest rate	Maturity date	Principal	Value

New Mexico: 0.19%
Clayton NM Jail Project (Miscellaneous Revenue, CIFG Insured)	5.00%	11-1-2014	$1,250,000	$1,264,425
Clayton NM Jail Project (Miscellaneous Revenue, CIFG Insured)	5.00	11-1-2015	875,000	913,080
Clayton NM Jail Project (Miscellaneous Revenue, CIFG Insured)	5.00	11-1-2016	2,100,000	2,246,979
Farmington NM PCR Series B (Utilities Revenue) ±	4.75	6-1-2040	5,080,000	5,474,919
New Mexico Educational Assistance Foundation Series A2 (Education Revenue) ±	0.88	12-1-2028	1,800,000	1,790,946
New Mexico Mortgage Finance Authority SFMR Class IA2 (Housing Revenue, GNMA/FNMA/FHLMC Insured)	5.60	1-1-2039	445,000	470,988
New Mexico Mortgage Finance Authority SFMR Class ID2 (Housing Revenue, GNMA/FNMA/FHLMC Insured)	4.05	7-1-2026	130,000	131,777

				12,293,114

New York: 11.67%
Dutchess County NY Dutchess County Local Development Corporation Health Quest System Incorporated Series A (Health Revenue, AGM Insured)	5.00	7-1-2014	1,085,000	1,085,130
Liberty Development Corporation New York Series 1207 (Miscellaneous Revenue, Deutsche Bank LIQ) 144Aø	0.35	10-1-2035	5,000,000	5,000,000
Metropolitan Transportation Authority New York BAN Series A (Transportation Revenue) 144A±	0.71	4-19-2015	50,000,000	50,015,000
Metropolitan Transportation Authority New York Sub Series B3 (Tax Revenue) ±	0.96	11-1-2018	32,600,000	32,782,234
Metropolitan Transportation Authority New York Sub Series D2 (Transportation Revenue, AGM Insured) ±	0.70	11-1-2032	15,000,000	15,017,250
Metropolitan Transportation Authority New York Sub Series G3 (Transportation Revenue) ±	0.80	11-1-2031	16,000,000	16,149,760
Metropolitan Transportation Authority New York Sub Series G4 (Transportation Revenue) ±	0.94	11-1-2030	11,755,000	11,900,644
Monroe County NY Airport Authority Greater Rochester International Airport (Airport Revenue, National Insured)	5.75	1-1-2015	5,030,000	5,133,618
Monroe County NY Airport Authority Greater Rochester International Airport (Airport Revenue, National Insured)	5.88	1-1-2016	3,830,000	4,061,830
Nassau County NY General Improvement Bonds Series C (GO)	5.00	10-1-2020	3,065,000	3,505,165
Nassau County NY Local Economic Assistance Winthrop University Hospital Project (Health Revenue)	4.00	7-1-2016	1,400,000	1,479,058
Nassau County NY Series F (GO)	5.00	10-1-2020	1,780,000	2,032,778
New York Dormitory Authority Non Miriam Osborn Memorial Home Association (Health Revenue)	2.00	7-1-2016	1,800,000	1,833,444
New York Dormitory Authority North Shore Jewish Series B (Health Revenue) ±	0.88	5-1-2018	12,775,000	12,729,138
New York Dormitory Authority Series A (Miscellaneous Revenue)	5.00	7-1-2014	1,200,000	1,200,156
New York Energy R&D Authority Electric & Gas Corporation Series A (Utilities Revenue)	2.13	3-15-2015	19,500,000	19,680,180
New York Energy R&D Authority Series A (Resource Recovery Revenue, Ambac Insured) ±(m)(n)	0.38	7-1-2015	25,000,000	25,000,000
New York Environmental Facilities Corporation Municipal Water Series A (Water & Sewer Revenue)	5.00	6-15-2017	2,250,000	2,546,280
New York Environmental Facilities Corporation Municipal Water Series A (Water & Sewer Revenue)	5.00	6-15-2018	750,000	870,915
New York Environmental Facilities Corporation Municipal Water Series A (Water & Sewer Revenue)	5.00	6-15-2019	1,000,000	1,183,480
New York IDA American Airlines JFK International Airport (Industrial Development Revenue)	7.50	8-1-2016	12,760,000	13,438,194
New York IDA Terminal One Group Association Project (Miscellaneous Revenue) ±	5.50	1-1-2020	2,000,000	2,130,480
New York Local Government Assistance Corporation Series A9V (Tax Revenue, AGM Insured) ±(m)(n)	0.11	4-1-2017	28,750,000	28,390,625

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
New York NY Adjusted Fiscal 2008 Sub Series C4 (GO, AGM Insured) ±(m)	0.49%	10-1-2027	$9,975,000	$9,975,000
New York NY Adjusted Fiscal 2008 Sub Series J5 (GO, Dexia Credit Local SPA) ø	0.22	8-1-2028	27,155,000	27,155,000
New York NY Adjusted Fiscal 2008 Sub Series J7 (GO) ±	0.53	8-1-2021	19,000,000	19,007,790
New York NY IDA Cong Machne Chaim Incorporated (Miscellaneous Revenue, Sovereign Bank LOC) ø	0.38	5-1-2036	7,450,000	7,450,000
New York NY IDA Refunding Bond Senior Trips Series A (Airport Revenue)	5.00	7-1-2016	2,250,000	2,395,373
New York NY IDA Refunding Bond Senior Trips Series A (Airport Revenue)	5.00	7-1-2017	2,000,000	2,179,820
New York NY Municipal Water Finance Authority Series AA2 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.26	6-15-2032	27,425,000	27,425,000
New York NY Municipal Water Finance Authority Series AA3 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.22	6-15-2032	10,050,000	10,050,000
New York NY Municipal Water Finance Authority Series F-1 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.04	6-15-2033	20,000,000	20,000,000
New York NY Sub Series A-6 (GO, AGM Insured, Dexia Credit Local SPA) ø	0.22	11-1-2026	10,395,000	10,395,000
New York NY Sub Series L-5 (GO, Dexia Credit Local SPA) ø	0.23	4-1-2035	9,000,000	9,000,000
New York NY Transitional Finance Authority NYC Recovery Series 3 (Tax Revenue, Dexia Credit Local SPA) ø	0.28	11-1-2022	19,605,000	19,605,000
New York NY Transitional Finance Authority Sub Series 2B (Tax Revenue, Dexia Credit Local SPA) ø	0.24	11-1-2022	24,550,000	24,550,000
New York NY Transitional Finance Authority Sub Series A3 (Tax Revenue, Dexia Credit Local SPA) ø	0.22	8-1-2023	33,000,000	33,000,000
New York NY Transitional Finance Authority Sub Series C3 (Tax Revenue, Dexia Credit Local SPA) ø	0.24	8-1-2031	33,650,000	33,650,000
New York Tobacco Settlement Financing Corporation Series B (Tobacco Revenue)	5.00	6-1-2017	6,500,000	7,324,395
New York Triborough Bridge & Tunnel Authority Series AB (Transportation Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	0.17	1-1-2019	37,980,000	37,980,000
New York Urban Development Corporation Certificate of Participation James A. Farley Post Office Building Refinancing (Miscellaneous Revenue)	4.00	2-1-2015	33,455,000	33,612,573
Niagara Falls NY Bridge Commission Series B (Transportation Revenue, National Insured)	5.25	10-1-2015	380,000	385,293
Oyster Bay NY BAN (GO)	5.00	8-8-2014	37,785,000	37,955,033
Oyster Bay NY Public Improvement Series B (GO, AGM Insured)	3.00	11-1-2018	1,140,000	1,221,407
Suffolk County NY Economic Development Catholic Health Services (Health Revenue)	5.00	7-1-2016	1,250,000	1,348,638
Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building (Miscellaneous Revenue)	5.00	11-1-2016	2,245,000	2,431,470
Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building (Miscellaneous Revenue)	5.00	11-1-2017	2,365,000	2,611,835
Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building (Miscellaneous Revenue)	5.00	11-1-2018	2,640,000	2,952,866
Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building (Miscellaneous Revenue)	5.00	11-1-2019	2,775,000	3,119,849
Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building (Miscellaneous Revenue)	5.00	11-1-2020	2,915,000	3,263,780
Suffolk County NY Public Improvement Series A (GO)	4.00	5-15-2018	1,615,000	1,782,879
Suffolk County NY Refunding Bond (GO, AGM Insured)	5.00	2-1-2016	4,185,000	4,478,996
Suffolk County NY Refunding Bond (GO, AGM Insured)	5.00	2-1-2017	1,500,000	1,661,310
Suffolk County NY Refunding Bond Series A (GO)	5.00	4-1-2018	2,700,000	3,062,610
Suffolk County NY Refunding Bond Series A (GO)	5.00	4-1-2019	1,385,000	1,600,700
Suffolk County NY Refunding Bond Series B (GO)	4.00	10-1-2015	1,000,000	1,045,900
Tobacco Settlement Financing Corporation Asset Backed Revenue Bonds Series B (Tobacco Revenue)	5.00	6-1-2019	12,000,000	12,510,240

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Short-Term Municipal Bond Fund	27

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
Tobacco Settlement Financing Corporation Asset Backed Revenue Bonds Series B (Tobacco Revenue)	5.00%	6-1-2020	$20,000,000	$21,581,600
Triborough Bridge & Tunnel Authority New York Refunding Bond Sub Series BE (Transportation Revenue) ±	0.75	1-1-2032	31,200,000	31,219,032
Troy NY Troy Capital Resource Corporation Series B (Education Revenue)	5.00	9-1-2015	2,000,000	2,108,740
Westchester County NY Westchester County Healthcare Corporation Series B (Health Revenue)	4.00	11-1-2014	1,700,000	1,719,125
Westchester County NY Westchester County Healthcare Corporation Series B (Health Revenue)	5.00	11-1-2014	3,315,000	3,365,057
Westchester County NY Westchester County Healthcare Corporation Series B (Health Revenue)	5.00	11-1-2015	3,000,000	3,170,250
Yonkers NY IDA Series A (GO)	5.00	10-1-2014	1,500,000	1,517,835
Yonkers NY IDA Series A (GO)	5.00	10-1-2015	2,295,000	2,426,320
Yonkers NY IDA Series A (GO)	5.00	10-1-2016	2,000,000	2,189,480

				742,650,555

North Carolina: 0.97%
North Carolina Eastern Municipal Power Agency Series C (Utilities Revenue, AGM Insured)	6.00	1-1-2019	890,000	977,131
North Carolina Eastern Municipal Power Agency Series D (Utilities Revenue)	5.00	1-1-2016	5,000,000	5,346,600
North Carolina Eastern Municipal Power Agency Series D (Utilities Revenue)	5.00	1-1-2017	10,000,000	11,078,200
North Carolina Grant Anticipation Capital Improvement (Miscellaneous Revenue) ±	4.00	3-1-2023	11,500,000	12,528,790
North Carolina Medical Care Commission Healthcare Facilities (Health Revenue, JPMorgan Chase & Company SPA) ø	0.08	11-1-2034	30,850,000	30,850,000
North Carolina Medical Care Commission Novant Health Obligated Group Series A (Health Revenue)	4.00	11-1-2017	875,000	957,775

				61,738,496

North Dakota: 0.11%
Fargo ND Sanford Health System (Health Revenue)	4.00	11-1-2015	4,115,000	4,317,458
Ward County ND HCFA Trinity Obligated Group (Health Revenue)	5.13	7-1-2018	1,000,000	1,046,570
Ward County ND HCFA Trinity Obligated Group (Health Revenue)	5.25	7-1-2015	1,375,000	1,421,379

				6,785,407

Ohio: 1.60%
Akron OH Sewer System (Water & Sewer Revenue, Ambac Insured)	5.00	12-1-2014	2,175,000	2,209,213
Cleveland OH Airport System (Airport Revenue)	4.00	1-1-2015	5,245,000	5,335,476
Cleveland OH Municipal School District (GO, South Dakota Credit Program Insured)	4.00	12-1-2015	1,640,000	1,719,048
Cleveland OH Municipal School District (GO, South Dakota Credit Program Insured)	5.00	12-1-2016	1,705,000	1,883,531
Franklin County OH Hospital Current Refunding Ohio Health Corporation Series B (Health Revenue) ±	5.00	11-15-2033	16,705,000	18,745,683
Lorain County OH Port Authority EDA Series A (Health Revenue)	4.00	11-15-2018	670,000	720,759
Montgomery County OH Catholic Health Initiatives Series A (Health Revenue, Morgan Stanley Bank LIQ) 144Aø	0.23	5-1-2034	13,565,000	13,565,000
Montgomery County OH Catholic Health Initiatives Series A (Health Revenue)	4.00	5-1-2015	1,625,000	1,630,103
Montgomery County OH Catholic Health Initiatives Series B1 (Health Revenue, Bank of New York Mellon SPA) ø	0.11	3-1-2027	15,700,000	15,700,000

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Ohio (continued)
Montgomery County OH Catholic Health Initiatives Series C2 (Health Revenue, U.S. Bank NA SPA) ø	0.10%	10-1-2041	$20,000,000	$20,000,000
Muskingum County OH Hospital Facilities Genesis Healthcare System Project (Health Revenue)	5.00	2-15-2016	750,000	784,673
Muskingum County OH Hospital Facilities Genesis Healthcare System Project (Health Revenue)	5.00	2-15-2017	1,575,000	1,676,052
Muskingum County OH Hospital Facilities Genesis Healthcare System Project (Health Revenue)	5.00	2-15-2018	1,000,000	1,075,660
Ohio Higher Educational Facility Commission University Hospital Health System Series C (Health Revenue) ±	4.88	1-15-2039	2,050,000	2,145,858
Ohio Higher Educational Facility Commission University of Dayton Project Series B (Education Revenue) ±	1.31	7-1-2016	10,000,000	10,022,700
Warren County OH HCFR Otterbein Homes Series A (Health Revenue)	5.00	7-1-2018	2,000,000	2,197,340
Warren County OH HCFR Otterbein Homes Series A (Health Revenue)	5.00	7-1-2019	2,215,000	2,446,445

				101,857,541

Oklahoma: 0.47%
Cleveland County OK Educational Facilities Authority Norman Public Schools Project (Education Revenue)	5.00	7-1-2018	2,650,000	3,035,681
Cleveland County OK Educational Facilities Authority Norman Public Schools Project (Miscellaneous Revenue)	5.00	7-1-2019	2,000,000	2,325,680
Comanche County OK Independent School District #4 Geronimo (GO)	6.25	8-15-2014	491,073	494,044
Oklahoma City OK Industrial & Cultural Facilities Series B (Health Revenue, National Insured) ±(m)(n)	0.14	6-1-2019	17,650,000	17,032,250
Tulsa OK Airports Improvement Trust Series A (Airport Revenue)	4.00	6-1-2017	3,715,000	3,906,062
Tulsa OK Airports Improvement Trust Series A (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2018	530,000	593,256
Tulsa OK Airports Improvement Trust Series A (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2020	695,000	791,681
Woodward County OK PFFA Series B (Tax Revenue)	3.25	9-1-2026	2,000,000	2,030,820

				30,209,474

Other: 0.75%
Branch Banking & Trust Municipal Trust Various States Class C (Miscellaneous Revenue, Rabobank LOC) 144Aø	0.66	2-1-2016	18,185,000	18,185,000
Branch Banking & Trust Municipal Trust Various States Class D (Miscellaneous Revenue, Rabobank LOC) ±	0.81	12-1-2017	13,745,000	13,721,634
Public Housing Capital Fund Trust I (Miscellaneous Revenue, HUD Insured) 144A	4.50	7-1-2022	10,975,456	11,497,229
Public Housing Capital Fund Trust II (Miscellaneous Revenue, HUD Insured) 144A	4.50	7-1-2022	4,583,564	4,583,564

				47,987,427

Pennsylvania: 6.63%
Allegheny County PA Airport Authority Pittsburgh International Airport (Airport Revenue, AGM Insured)	5.00	1-1-2015	1,000,000	1,024,520
Allegheny County PA Airport Authority Pittsburgh International Airport (Airport Revenue, FGIC Insured)	5.00	1-1-2017	2,500,000	2,724,475
Allegheny County PA IDA Carnegie Museums of Pittsburgh (Miscellaneous Revenue, Citizens Bank LOC) ø	0.12	8-1-2032	16,295,000	16,295,000
Allegheny County PA Series C-68 (GO)	5.00	11-1-2017	1,340,000	1,522,160
Chester County PA IDA Virginia Beach Renaissance Academy Project Series A (Education Revenue)	5.63	10-1-2015	910,000	910,164

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Short-Term Municipal Bond Fund	29

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Chester PA EDA (Miscellaneous Revenue, Municipal Government Guaranty Insured)	7.00%	3-1-2019	$7,435,000	$7,465,484
Cumberland County PA Municipal Authority Diakon Lutheran (Health Revenue)	5.00	1-1-2015	2,310,000	2,361,305
Delaware County PA Authority Elwyn Project (Housing Revenue)	4.00	6-1-2016	1,650,000	1,729,613
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue)	6.20	7-1-2019	3,665,000	3,666,869
Delaware Valley PA Regional Finance Authority (Miscellaneous Revenue, Ambac Insured)	5.50	8-1-2018	1,250,000	1,421,938
Delaware Valley PA Regional Finance Authority (Miscellaneous Revenue)	5.75	7-1-2017	8,650,000	9,785,486
Delaware Valley PA Regional Finance Authority Series A (Miscellaneous Revenue, Bayerische Landesbank LOC) ø	0.30	12-1-2020	9,300,000	9,300,000
Delaware Valley PA Regional Finance Authority Series B (Miscellaneous Revenue, Bayerische Landesbank LOC) ø	0.30	12-1-2020	29,900,000	29,900,000
Delaware Valley PA Regional Finance Authority Series B (Miscellaneous Revenue, Ambac Insured)	5.60	7-1-2017	5,015,000	5,613,390
Delaware Valley PA Regional Finance Authority Series C (Miscellaneous Revenue, Bayerische Landesbank LOC) ø	0.30	12-1-2020	9,400,000	9,400,000
Delaware Valley PA Regional Finance Authority Series D (Miscellaneous Revenue, Bayerische Landesbank LOC) ø	0.30	12-1-2020	49,200,000	49,200,000
Erie PA Higher Education Building Authority Mercyhurst College Project (Education Revenue)	5.00	3-15-2018	1,075,000	1,165,902
Lackawanna County PA Riverside School District Project (GO, Build America Mutual Assurance Company Insured)	4.00	10-15-2019	1,400,000	1,554,574
Lackawanna County PA Riverside School District Project (GO, Build America Mutual Assurance Company Insured)	4.00	10-15-2020	1,455,000	1,609,346
Lycoming County PA Health System Susquehanna Health System Project A (Health Revenue)	5.00	7-1-2014	2,050,000	2,050,267
McKeesport PA Area School District CAB Series A (GO, Ambac Insured) ¤	0.00	10-1-2014	2,000,000	1,994,700
Montgomery County PA IDA (Health Revenue, FHA Insured)	5.00	8-1-2014	2,945,000	2,957,104
Montgomery County PA IDA (Health Revenue, FHA Insured)	5.00	8-1-2015	2,495,000	2,620,648
Northampton County PA General Purpose Hospital Authority St. Luke’s Hospital Project Series C (Health Revenue) ±	4.50	8-15-2032	1,425,000	1,512,296
Pennsylvania EDFA Albert Einstein Healthcare Series A (Health Revenue)	5.25	10-15-2014	900,000	909,657
Pennsylvania EDFA Capitol Region Parking System Series C (Miscellaneous Revenue, AGM Insured)	5.00	1-1-2022	1,715,000	2,027,233
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, Ambac Insured)	5.00	12-1-2014	7,500,000	7,592,700
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, Ambac Insured)	5.00	12-1-2015	1,675,000	1,738,483
Pennsylvania EDFA PPL Energy Supply LLC Series C (Utilities Revenue) ±	3.00	12-1-2037	5,000,000	5,094,300
Pennsylvania EDFA Solid Waste Disposal Republic Services Incorporated Project (Resource Recovery Revenue) ±	0.40	6-1-2044	20,000,000	20,000,000
Pennsylvania EDFA Solid Waste Refunding Bond Republic Services Incorporated Project Series A (Resource Recovery Revenue) ±	0.45	4-1-2019	8,500,000	8,500,000
Pennsylvania EDFA Solid Waste Refunding Bond Republic Services Incorporated Project Series B (Resource Recovery Revenue) ±	0.35	12-1-2030	6,000,000	6,000,000
Pennsylvania HEFAR Foundation Indiana University PA Series A (Education Revenue, Syncora Guarantee Incorporated Insured) ±	0.61	7-1-2017	2,460,000	2,459,828
Pennsylvania HEFAR Temple University (Education Revenue, National Insured)	5.00	4-1-2020	745,000	802,052
Pennsylvania Public School Building Project (Miscellaneous Revenue, Dexia Credit Local LOC, AGM Insured) 144Aø	0.56	6-1-2023	15,810,000	15,810,000
Pennsylvania Turnpike Commission Series A (Transportation Revenue) ±	0.66	12-1-2017	14,765,000	14,840,892

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission Series B (Transportation Revenue) ±	0.83%	6-1-2015	$13,770,000	$13,809,795
Pennsylvania Turnpike Commission Series B (Transportation Revenue) ±	1.21	12-1-2019	18,100,000	18,351,590
Pennsylvania Turnpike Commission Series B (Transportation Revenue) ±	1.33	12-1-2020	11,250,000	11,404,688
Philadelphia PA Gas Works 17th Series 1975 General Ordinance (Utilities Revenue, AGM Insured)	5.38	7-1-2016	5,000,000	5,456,750
Philadelphia PA Gas Works 4th Series 1998 General Ordinance (Utilities Revenue, AGM Insured)	5.25	8-1-2015	1,150,000	1,154,577
Philadelphia PA Gas Works 5th Series A-2 1998 General Ordinance (Utilities Revenue, CIFG Insured)	5.00	8-1-2014	2,000,000	2,007,700
Philadelphia PA Gas Works 8th Series 1998 General Ordinance Series A (Utilities Revenue)	5.00	8-1-2014	4,045,000	4,060,573
Philadelphia PA Gas Works Revenue Refunding Bonds Tenth Series (Utilities Revenue, AGM Insured)	5.00	7-1-2019	2,500,000	2,883,675
Philadelphia PA Gas Works Series 1998 General Ordinance Series A (Utilities Revenue)	5.00	8-1-2015	2,000,000	2,093,280
Philadelphia PA GO (GO, CIFG Insured)	5.00	8-1-2014	2,320,000	2,329,767
Philadelphia PA GO (GO)	5.00	8-1-2014	4,030,000	4,046,966
Philadelphia PA Hospital & HEFAR Temple University Health System Series B (Health Revenue)	5.00	7-1-2015	1,500,000	1,534,950
Philadelphia PA Hospital & HEFAR Temple University Health System Series B (Health Revenue)	5.00	7-1-2016	1,500,000	1,562,940
Philadelphia PA Hospital & HEFAR Temple University Health System Series B (Health Revenue)	5.00	7-1-2018	8,385,000	8,905,709
Philadelphia PA Housing Authority (Housing Revenue, AGM Insured)	5.25	12-1-2017	2,335,000	2,344,130
Philadelphia PA RDA Transformation Initiative (Miscellaneous Revenue)	5.00	4-15-2015	1,000,000	1,034,970
Philadelphia PA RDA Transformation Initiative (Miscellaneous Revenue)	5.00	4-15-2016	1,370,000	1,470,311
Philadelphia PA RDA Transformation Initiative (Miscellaneous Revenue)	5.00	4-15-2017	1,500,000	1,652,130
Philadelphia PA Refunding Bond Series A (GO, AGM Insured)	5.00	12-15-2015	1,315,000	1,402,158
Philadelphia PA School District Series A (GO, Ambac Insured)	5.00	8-1-2015	10,105,000	10,614,595
Philadelphia PA School District Series A (GO, Ambac Insured)	5.00	8-1-2016	5,210,000	5,472,011
Philadelphia PA School District Series B (GO, AGM Insured)	5.00	6-1-2015	4,655,000	4,847,112
Philadelphia PA School District Series C (GO)	5.00	9-1-2017	1,500,000	1,672,695
Philadelphia PA Series A (GO)	5.00	7-15-2017	1,000,000	1,127,170
Philadelphia PA Series A (GO)	5.00	7-15-2018	1,000,000	1,150,860
Philadelphia PA Series A (GO, AGM Insured)	5.00	8-1-2019	4,550,000	5,015,465
Pittsburgh PA Series A (GO)	3.00	9-1-2014	400,000	401,896
Pittsburgh PA Series A (GO)	4.00	9-1-2015	825,000	860,038
Pittsburgh PA Series A (GO)	4.00	9-1-2016	600,000	642,768
Pittsburgh PA Water & Sewer Authority Series C-2 (Water & Sewer Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	0.15	9-1-2035	14,500,000	14,500,000
Reading PA Parking Authority CAB (Transportation Revenue, National Insured) ¤	0.00	11-15-2019	1,000,000	859,250
Scranton PA TAN Series A (GO)	4.50	12-15-2014	1,260,000	1,257,442
State Public School Building Authority Pennsylvania Albert Gallatin Area School (Miscellaneous Revenue, AGM Insured, PNC Bank NA SPA) ø	0.10	9-1-2024	18,020,000	18,020,000
State Public School Building Authority Pennsylvania Philadelphia School District Project (Miscellaneous Revenue)	5.00	4-1-2015	1,900,000	1,967,450
State Public School Building Authority Pennsylvania Philadelphia School District Project (Miscellaneous Revenue)	5.00	4-1-2016	2,855,000	3,077,347
State Public School Building Authority Pennsylvania Philadelphia School District Project (Miscellaneous Revenue)	5.00	4-1-2017	2,685,000	2,975,866
Susquehanna PA Regional Airport Authority Sub Series C (Airport Revenue)	3.00	1-1-2017	3,320,000	3,399,016

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Short-Term Municipal Bond Fund	31

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Westmoreland County PA IDA Excela Health Project (Health Revenue)	4.00%	7-1-2014	$1,380,000	$1,380,138
Westmoreland County PA IDA Excela Health Project (Health Revenue)	4.00	7-1-2015	1,435,000	1,481,939

				421,790,103

Puerto Rico: 1.49%
Puerto Rico Commonwealth Highway & Transportation Authority Refunding Bond Series AA (Transportation Revenue, National Insured)	5.50	7-1-2017	7,885,000	8,365,433
Puerto Rico Commonwealth Public Improvement Refunding Bond Series A (Tax Revenue, National Insured)	5.50	7-1-2016	3,925,000	4,110,456
Puerto Rico Electric Power Authority Refunding Bond Series KK (Utilities Revenue, National Insured)	5.50	7-1-2016	24,505,000	25,638,601
Puerto Rico Electric Power Authority Refunding Bond Series LL (Utilities Revenue, National Insured)	5.50	7-1-2017	16,825,000	17,340,350
Puerto Rico Electric Power Authority Refunding Bond Series SS (Utilities Revenue, National Insured)	4.00	7-1-2014	400,000	400,008
Puerto Rico Electric Power Authority Refunding Bond Series SS (Utilities Revenue, National Insured)	4.25	7-1-2017	550,000	547,701
Puerto Rico Government Development Bank (Miscellaneous Revenue, National Insured) ±	4.75	12-1-2015	23,470,000	23,668,556
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, HUD Insured)	5.00	12-1-2018	900,000	900,675
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, HUD Insured)	5.00	12-1-2019	1,050,000	1,050,683
Puerto Rico Highway & Transportation Authority Refunding Bond Series Z (Tax Revenue, National Insured)	6.25	7-1-2015	2,225,000	2,302,630
Puerto Rico Public Buildings Authority Government Facilities Refunding Bond Series F (Miscellaneous Revenue, CIFG Insured)	5.25	7-1-2017	10,200,000	10,441,434

				94,766,527

Rhode Island: 0.15%
Rhode Island Health & Educational Building Corporation Hospital Financing Revenue Refunding Bonds Lifespan Obligated Group Issue Series A (Health Revenue, AGM Insured)	5.00	5-15-2018	4,300,000	4,589,261
Rhode Island Health & Educational Building Corporation Providence Public Schools Program Series A (Miscellaneous Revenue)	3.00	5-15-2015	1,230,000	1,250,775
Rhode Island Health & Educational Building Corporation Providence Public Schools Program Series A (Miscellaneous Revenue)	4.00	5-15-2016	1,015,000	1,067,049
Rhode Island Health & Educational Building Corporation Providence Public Schools Program Series A (Miscellaneous Revenue)	4.00	5-15-2017	1,500,000	1,603,845
Rhode Island Health & Educational Building Corporation Providence Public Schools Program Series A (Miscellaneous Revenue)	5.00	5-15-2019	1,000,000	1,134,610

				9,645,540

South Carolina: 0.42%
Berkeley County SC Pollution Control Facilities Generating Company Project (Utilities Revenue)	4.88	10-1-2014	2,860,000	2,885,282
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2015	119,099	114,290
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2016	132,758	117,212
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2017	179,606	145,894
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2018	198,490	148,574
Connector 2000 Association Incorporated CAB Series A1 (Transportation Revenue) ¤	0.00	1-1-2032	5,488,483	1,248,026

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

South Carolina (continued)
Connector 2000 Association Incorporated CAB Series B1 (Transportation Revenue) ¤	0.00%	1-1-2032	$2,490,607	$42,415
Connector 2000 Association Incorporated CAB Series B1 (Transportation Revenue) ¤	0.00	7-22-2051	8,327,034	33,808
Lexington County SC Health Services Incorporated (Health Revenue)	5.00	11-1-2014	500,000	508,080
Newberry SC Investing in Newberry County School District Project (Miscellaneous Revenue)	5.25	12-1-2014	1,000,000	1,018,600
Piedmont Municipal Power Agency South Carolina Unrefunded Balance 2004 Series A (Utilities Revenue, FGIC Insured)	6.50	1-1-2016	1,860,000	2,024,666
Scago SC Educational Facilities Corporation Calhoun School District Project (Miscellaneous Revenue, Radian Insured)	5.00	12-1-2021	2,500,000	2,604,975
South Carolina Jobs EDA Anmed Health Project (Health Revenue)	3.00	2-1-2015	225,000	228,083
South Carolina Jobs EDA Anmed Health Project (Health Revenue)	5.00	2-1-2015	1,145,000	1,174,953
South Carolina Jobs EDA Brashier Charter LLC Project (Education Revenue, SunTrust Bank LOC) ø	0.21	12-1-2038	3,920,000	3,920,000
South Carolina Public Service Authority Refunding Notes (Water & Sewer Revenue, AGM/Ambac Insured, Citibank NA LIQ) 144Aø	0.21	1-1-2016	10,780,000	10,780,000

				26,994,858

Tennessee: 2.48%
Chattanooga-Hamilton County TN Hospital Authority (Health Revenue, AGM Insured)	5.00	10-1-2014	1,650,000	1,667,226
Chattanooga-Hamilton County TN Hospital Authority (Health Revenue, AGM Insured)	5.00	10-1-2014	4,085,000	4,127,647
Clarksville TN Natural Gas Acquisition Corporation (Utilities Revenue)	5.00	12-15-2016	3,230,000	3,540,468
Clarksville TN Natural Gas Acquisition Corporation (Utilities Revenue)	5.00	12-15-2017	1,330,000	1,477,311
Clarksville TN Water Sewer & Gas Refunding Bond (Water & Sewer Revenue)	4.00	2-1-2017	835,000	903,236
Knox County TN Health, Educational, & Housing Facilities Board University Health Systems incorporated (Health Revenue)	5.00	4-1-2019	1,425,000	1,538,715
Memphis-Shelby County TN Airport Authority Series A1 (Airport Revenue)	5.75	7-1-2019	1,500,000	1,757,160
Memphis-Shelby County TN Airport Authority Series B (Airport Revenue)	5.38	7-1-2018	1,000,000	1,138,710
Memphis-Shelby County TN Airport Authority Series B (Airport Revenue)	5.50	7-1-2019	1,505,000	1,745,243
Memphis-Shelby County TN Industrial Development Board Boys & Girls Club Series A (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.21	1-1-2028	4,530,000	4,530,000
Nashville TN Davidson County HEFA Vanderbilt University Series B (Education Revenue) ±	0.66	10-1-2038	11,000,000	11,051,040
Shelby County TN Health Educational & Housing Facilities Board Methodist Le Bonheur Series B (Health Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.09	6-1-2042	23,650,000	23,650,000
Shelby County TN Health Educational & Housing Facilities Series A (Health Revenue)	5.00	9-1-2015	2,750,000	2,899,628
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	9-1-2014	9,230,000	9,298,394
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	9-1-2015	19,040,000	19,977,910
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	9-1-2016	7,330,000	7,918,013
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2017	5,440,000	6,052,925
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2018	3,300,000	3,728,307
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2019	6,225,000	7,101,978
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2015	12,500,000	12,809,250
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2017	14,000,000	15,204,700
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2018	8,895,000	9,817,145
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2019	5,085,000	5,669,877

				157,604,883

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Short-Term Municipal Bond Fund	33

Security name	Interest rate	Maturity date	Principal	Value

Texas: 7.79%
Arlington TX Special Obligation Dallas Cowboys Series A (Tax Revenue, National Insured)	5.00%	8-15-2034	$1,045,000	$1,085,483
Central Texas Regional Mobility Authority (Transportation Revenue)	5.75	1-1-2017	500,000	551,355
Central Texas Regional Mobility Authority Senior Lien Series A (Transportation Revenue) ±	3.00	1-1-2045	8,000,000	8,139,920
Central Texas Regional Mobility Authority Senior Lien Series A (Transportation Revenue)	5.00	1-1-2017	1,500,000	1,641,285
Central Texas Regional Mobility Authority Sub Lien (Transportation Revenue)	5.00	1-1-2016	250,000	261,465
Central Texas Regional Mobility Authority Sub Lien (Transportation Revenue)	5.00	1-1-2018	250,000	270,925
Central Texas Regional Mobility Authority Sub Lien (Transportation Revenue)	5.00	1-1-2019	750,000	821,340
Clear Creek TX Independent School District Series B (GO) ±	3.00	2-15-2032	3,000,000	3,202,500
Denton TX Independent School District Series B (GO) ±	2.00	8-1-2044	39,075,000	39,697,074
Harris County TX Cultural Education Facilities Finance Corporation Memorial Hermann Health Systems Series A (Health Revenue)	3.13	6-1-2015	2,290,000	2,349,036
Harris County TX Cultural Education Facilities Finance Corporation Memorial Hermann Health Systems Series C (Health Revenue) ø	0.05	12-1-2043	8,450,000	8,450,000
Houston TX Airport System United Airlines Incorporated Terminal E Project (Airport Revenue)	4.50	7-1-2020	2,000,000	2,059,360
Houston TX Higher Education Finance Corporation Refunding Bonds Rice University Class B (Education Revenue) ±	0.59	5-15-2048	20,000,000	20,081,000
Houston TX Housing Finance Corporation Series A (Housing Revenue, GNMA/FNMA Insured) ±	6.75	6-1-2033	370,000	381,929
Houston TX Independent School District Limited Tax (GO)	4.25	2-15-2021	5,075,000	5,495,768
Houston TX Utility System Revenue Series C (Water & Sewer Revenue) ±	0.66	5-15-2034	90,000,000	90,305,100
Laredo TX Public Property Finance Contractual Obligation (GO)	3.88	2-15-2018	2,735,000	2,953,773
Love Field TX Airport Modernization Corporation Southwest Airlines Company Project (Airport Revenue)	5.00	11-1-2016	5,000,000	5,380,400
Lower Colorado River Texas Revenue Authority Unrefunded Balance 2012 Series A (Miscellaneous Revenue, AGM Insured)	5.88	5-15-2015	1,510,000	1,517,097
Mansfield TX Independent School District (GO) ±	1.75	8-1-2042	8,245,000	8,411,302
Mission TX Economic Development Corporation Solid Waste Disposal Revenue Bond Republic Services Incorporated Series A (Resource Recovery Revenue) ±	0.35	1-1-2020	15,000,000	15,000,000
North Texas Health Facilities Development Corporation United Regional Health Care System (Health Revenue, AGM Insured)	5.00	9-1-2017	850,000	950,224
North Texas Higher Education Authority Incorporated Student Loan Series 1 Class A1 (Education Revenue) ±	0.63	7-1-2019	2,785,000	2,784,916
North Texas Higher Education Authority Incorporated Student Loan Series 2 Class A (Education Revenue) ±	1.23	4-1-2037	10,995,000	10,995,110
North Texas Tollway Authority Refunding Bond Series A (Transportation Revenue) ±	0.86	1-1-2050	5,000,000	4,999,800
Northside TX Independent School District Building Project (GO) ±	2.00	8-1-2044	20,000,000	20,357,600
Pflugerville TX Independent School District Series A (GO) ±	2.00	8-15-2039	7,000,000	7,108,850
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series A (Resource Recovery Revenue) ø	0.19	12-1-2039	13,600,000	13,600,000
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series C (Resource Recovery Revenue) ø	0.19	12-1-2039	10,000,000	10,000,000
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series D (Industrial Development Revenue) ø	0.19	11-1-2040	34,930,000	34,930,000
San Antonio TX Energy Acquisition Public Facility Corporation (Utilities Revenue)	5.25	8-1-2018	510,000	574,928

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Tarrant County TX ECFA Hendrick Medical Center Group (Health Revenue)	5.00%	9-1-2019	$655,000	$747,899
Tarrant County TX ECFA Hendrick Medical Center Group (Health Revenue)	5.00	9-1-2020	920,000	1,052,388
Texas Affordable Housing Corporation (Housing Revenue, GNMA/FNMA Insured)	5.50	9-1-2038	145,000	149,673
Texas Municipal Gas Acquisition & Supply Corporation II Series 1993B (Utilities Revenue, BNP Paribas LIQ) 144Aø	0.21	9-15-2018	31,000,000	31,000,000
Texas Municipal Gas Acquisition & Supply Corporation II Series A (Utilities Revenue) ±	0.86	9-15-2017	5,140,000	5,145,603
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2016	500,000	543,550
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2017	6,450,000	7,157,307
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2018	4,500,000	5,060,745
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2019	7,000,000	7,941,150
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series A (Utilities Revenue)	5.25	12-15-2017	1,745,000	1,953,440
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±	0.53	9-15-2017	33,080,000	33,044,274
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±	0.71	12-15-2017	910,000	909,217
Texas PFA Assessment Unemployment Compensation Series B (Miscellaneous Revenue)	4.00	1-1-2018	14,000,000	14,976,080
Texas PFA Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	11-1-2017	3,000,000	3,323,400
Texas PFA Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	11-1-2018	3,395,000	3,783,931
Texas PFA Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	11-1-2019	2,375,000	2,668,028
Texas Transportation Commission State Highway Series B (Transportation Revenue, Banco Bilboa Vizcaya SPA) ø	0.30	4-1-2026	28,650,000	28,650,000
Texas Transportation Commission Turnpike System First Tier PUTTER Series B (Transportation Revenue) ±	1.25	8-15-2042	4,000,000	4,014,760
Tomball TX Independent School District Series B2 (GO) ±	3.00	2-15-2039	10,000,000	10,699,500
Waco TX Educational Finance Corporation Baylor University Series A (Education Revenue, Bank of New York Mellon SPA) ø	0.05	2-1-2032	8,700,000	8,700,000

				495,878,485

Utah: 0.02%
Utah Charter School Finance Authority North Davis Preparatory (Education Revenue)	5.00	7-15-2015	180,000	183,384
Utah Charter School Finance Authority Summit Academy Series A (Education Revenue)	5.13	6-15-2017	920,000	956,791

				1,140,175

Vermont: 0.48%
Burlington VT Electric Refunding Bonds Series A (Utilities Revenue, Ambac Insured)	5.38	7-1-2014	1,145,000	1,145,137
Vermont Student Assistance Corporation Education Loan Revenue Series BCL-A1 (Education Revenue) ±	1.73	6-1-2022	29,565,477	29,629,338

				30,774,475

Virgin Islands: 0.27%
Virgin Islands PFA Matching Fund Loan Notes Diageo Series A (Miscellaneous Revenue)	6.00	10-1-2014	1,105,000	1,115,652
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series A (Water & Sewer Revenue)	5.00	10-1-2014	1,020,000	1,029,843
Virgin Islands PFA Senior Lien Series B (Miscellaneous Revenue)	5.00	10-1-2014	885,000	893,540

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Short-Term Municipal Bond Fund	35

Security name	Interest rate	Maturity date	Principal	Value

Virgin Islands (continued)
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00%	10-1-2014	$2,250,000	$2,271,555
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10-1-2016	7,500,000	8,047,125
Virgin Islands PFA Sub Matching Fund Loan Notes Series A (Tax Revenue)	4.00	10-1-2014	600,000	604,284
Virgin Islands PFA Sub Matching Fund Loan Notes Series A (Tax Revenue)	5.00	10-1-2015	620,000	647,807
Virgin Islands Water & Power Authority Series A (Utilities Revenue)	4.00	7-1-2014	2,500,000	2,500,050

				17,109,856

Virginia: 0.44%
Albemarle County VA Industrial Development Revenue Jefferson Scholars Foundation Project (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.21	10-1-2037	7,500,000	7,500,000
Charles City VA EDA Solid Waste Disposal Waste Management Incorporated (Resource Recovery Revenue) ±	1.60	8-1-2027	3,150,000	3,155,229
Fairfax County VA EDA (Industrial Development Revenue, SunTrust Bank LOC) ø	0.21	10-1-2015	730,000	730,000
Fairfax County VA EDA Mount Vernon Ladies Association Project (Industrial Development Revenue, SunTrust Bank LOC) ø	0.21	6-1-2037	13,600,000	13,600,000
Marquis VA CDA CAB Series A (Tax Revenue) (i)	5.10	9-1-2036	2,169,000	1,936,809
Marquis VA CDA CAB Series C (Tax Revenue) (i)¤	0.00	9-1-2041	3,493,000	488,182
Virginia Housing Development Authority Series A5 (Housing Revenue)	4.20	7-1-2014	750,000	750,075

				28,160,295

Washington: 0.14%
Energy Northwest Washington Electric Project 1 Series A (Utilities Revenue)	5.00	7-1-2014	3,410,000	3,410,477
Port Kalama WA Series B (Airport Revenue)	5.25	12-1-2015	340,000	354,470
Washington EDFA Series D (Resource Recovery Revenue) ±	2.00	11-1-2017	3,000,000	3,006,840
Washington HCFA Series A (Health Revenue)	5.00	8-15-2014	1,500,000	1,508,745
Washington HEFAR Whitworth University Project (Education Revenue)	4.00	10-1-2014	790,000	796,115

				9,076,647

Wisconsin: 1.67%
Milwaukee WI RDA Public Schools Refunding Bond Series A (Miscellaneous Revenue)	5.00	8-1-2018	5,170,000	5,920,219
Milwaukee WI RDA Wisconsin Housing Preservation Corporation (Housing Revenue, Johnson Bank LOC) ø	0.95	12-1-2038	1,505,000	1,505,000
Racine WI Elderly Housing Authority Wisconsin Housing Preservation Corporation (Housing Revenue, Johnson Bank LOC) ø	0.95	10-1-2042	2,275,000	2,275,000
Wisconsin Airport Facilities PFA Senior Obligation Group Series B (Airport Revenue)	5.00	7-1-2022	9,830,000	10,794,618
Wisconsin HEFA Ascension Health Alliance Series B (Health Revenue) ±	4.00	11-15-2043	13,000,000	14,506,310
Wisconsin HEFA Aurora Healthcare Incorporated Series B (Health Revenue) ±	4.75	8-15-2025	10,750,000	10,809,340
Wisconsin HEFA Aurora Healthcare Incorporated Series B (Health Revenue)	5.00	7-15-2014	6,000,000	6,011,700
Wisconsin HEFA Medical College Incorporated (Health Revenue)	4.00	12-1-2015	1,310,000	1,365,937
Wisconsin HEFA Medical College Incorporated (Health Revenue)	5.00	12-1-2014	1,350,000	1,373,598
Wisconsin HEFA Mercy Alliance Incorporated Project Series A (Health Revenue)	5.00	6-1-2019	4,140,000	4,343,936
Wisconsin HEFA Ministry Healthcare Series A (Health Revenue)	4.00	8-15-2014	1,000,000	1,004,390
Wisconsin HEFA Ministry Healthcare Series A (Health Revenue)	5.00	8-15-2015	1,750,000	1,831,078
Wisconsin HEFA Ministry Healthcare Series C (Health Revenue)	5.00	8-15-2016	500,000	542,445
Wisconsin HEFA ThedaCare Incorporated (Health Revenue)	5.00	12-15-2014	1,060,000	1,079,631
Wisconsin HEFA ThedaCare Incorporated Series A (Health Revenue)	5.00	12-15-2014	1,730,000	1,764,687
Wisconsin HEFA ThedaCare Incorporated Series B (Health Revenue)	4.00	12-15-2014	3,405,000	3,457,709

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Wisconsin (continued)
Wisconsin HEFA Unity Point Health Facilities Series B (Health Revenue) ø	0.14%	12-1-2041	$9,000,000	$9,000,000
Wisconsin HEFA Wheaton Franciscan Healthcare (Health Revenue)	5.25	8-15-2017	8,160,000	8,822,731
Wisconsin PFA Student Housing Project (Housing Revenue, Deutsche Bank LIQ) 144A±	0.55	12-1-2048	20,000,000	20,000,000

				106,408,329

Wyoming: 0.24%
Sweetwater County WY Pollution Control Refunding PacifiCorp Project Series A (Industrial Development Revenue) ø	0.23	1-1-2017	15,000,000	15,000,000

Total Municipal Obligations (Cost $6,130,852,221)				6,187,113,417

Other: 0.97%
Nuveen Dividend Advantage Municipal Fund 3, Institutional MuniFund Term Preferred Shares ±144A	0.81	10-1-2017	62,000,000	62,000,000

Total Other (Cost $62,000,000)				62,000,000

	Yield		Shares
Short-Term Investments: 1.36%

Investment Companies: 1.36%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01		86,740,599	86,740,599

Total Short-Term Investments (Cost $86,740,599)				86,740,599

Total investments in securities
(Cost $6,279,592,820) *	99.53%	6,335,854,016
Other assets and liabilities, net	0.47	29,619,078

Total net assets	100.00%	$6,365,473,094

±	Variable rate investment. The rate shown is the rate in effect at period end.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¤	The security is issued in zero coupon form with no periodic interest payments.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

##	All or a portion of this security is segregated for when-issued securities.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $6,279,661,784 and unrealized gains (losses) consists of:

Gross unrealized gains	$64,808,555
Gross unrealized losses	(8,616,323)

Net unrealized gains	$56,192,232

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2014	Wells Fargo Advantage Short-Term Municipal Bond Fund	37

Assets
Investments
In unaffiliated securities, at value (see cost below)	$6,249,113,417
In affiliated securities, at value (see cost below)	86,740,599

Total investments, at value (see cost below)	6,335,854,016
Cash	1,632,743
Receivable for investments sold	15,881,913
Receivable for Fund shares sold	16,210,795
Receivable for interest	38,986,783
Prepaid expenses and other assets	94,764

Total assets	6,408,661,014

Liabilities
Dividends payable	811,423
Payable for investments purchased	24,772,026
Payable for Fund shares redeemed	12,811,985
Advisory fee payable	827,859
Distribution fees payable	83,605
Administration fees payable	1,021,908
Accrued expenses and other liabilities	2,859,114

Total liabilities	43,187,920

Total net assets	$6,365,473,094

NET ASSETS CONSIST OF
Paid-in capital	$6,303,846,073
Overdistributed net investment income	(164,034)
Accumulated net realized gains on investments	5,529,859
Net unrealized gains on investments	56,261,196

Total net assets	$6,365,473,094

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$2,031,797,733
Shares outstanding – Class A1	203,119,862
Net asset value per share – Class A	$10.00
Maximum offering price per share – Class A2	$10.20
Net assets – Class C	$133,463,190
Shares outstanding – Class C1	13,341,628
Net asset value per share – Class C	$10.00
Net assets – Administrator Class	$565,736,738
Shares outstanding – Administrator Class[1]	56,419,783
Net asset value per share – Administrator Class	$10.03
Net assets – Institutional Class	$1,382,576,279
Shares outstanding – Institutional Class[1]	137,970,115
Net asset value per share – Institutional Class	$10.02
Net assets – Investor Class	$2,251,899,154
Shares outstanding – Investor Class[1]	224,887,716
Net asset value per share – Investor Class	$10.01

Investments in unaffiliated securities, at cost	$6,192,852,221

Investments in affiliated securities, at cost	$86,740,599

Total investments, at cost	$6,279,592,820

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Advantage Short-Term Municipal Bond Fund	Statement of operations—year ended June 30, 2014

Investment income
Interest	$99,386,935
Income from affiliated securities	12,644

Total investment income	99,399,579

Expenses
Advisory fee	16,555,775
Administration fees
Fund level	2,861,746
Class A	2,769,559
Class C	244,415
Administrator Class	540,039
Institutional Class	1,039,299
Investor Class	4,144,791
Shareholder servicing fees
Class A	4,327,436
Class C	381,898
Administrator Class	1,337,500
Investor Class	5,419,077
Distribution fees
Class C	1,145,694
Custody and accounting fees	285,971
Professional fees	65,280
Registration fees	390,119
Shareholder report expenses	241,323
Trustees’ fees and expenses	14,651
Other fees and expenses	121,479

Total expenses	41,886,052
Less: Fee waivers and/or expense reimbursements	(7,257,976)

Net expenses	34,628,076

Net investment income	64,771,503

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	5,701,165
Net change in unrealized gains (losses) on investments	24,498,856

Net realized and unrealized gains (losses) on investments	30,200,021

Net increase in net assets resulting from operations	$94,971,524

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Short-Term Municipal Bond Fund	39

	Year ended June 30, 2014		Year ended June 30, 2013

Operations
Net investment income		$64,771,503		$58,042,597
Net realized gains on investments		5,701,165		17,415,970
Net change in unrealized gains (losses) on investments		24,498,856		(21,305,706)

Net increase in net assets resulting from operations		94,971,524		54,152,861

Distributions to shareholders from
Net investment income
Class A		(18,675,535)		(17,116,212)
Class C		(518,543)		(719,670)
Administrator Class		(5,839,974)		(2,889,924)
Institutional Class		(16,704,019)		(14,438,406)
Investor Class		(23,038,738)		(22,878,319)
Net realized gains
Class A		(2,587,467)		(5,529,868)
Class C		(234,964)		(716,313)
Administrator Class		(797,395)		(730,898)
Institutional Class		(1,923,330)		(3,995,780)
Investor Class		(3,277,748)		(7,645,658)

Total distributions to shareholders		(73,597,713)		(76,661,048)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	128,625,256	1,282,963,182	111,103,829	1,112,290,874
Class C	1,436,098	14,314,949	3,221,458	32,254,648
Administrator Class	31,080,801	310,532,531	51,063,902	512,339,686
Institutional Class	103,979,031	1,038,468,961	114,259,383	1,146,001,032
Investor Class	82,009,263	818,375,358	106,896,556	1,071,152,736

		3,464,654,981		3,874,038,976

Reinvestment of distributions
Class A	2,083,546	20,777,536	2,154,169	21,565,411
Class C	65,245	650,119	123,981	1,241,405
Administrator Class	559,415	5,591,430	225,232	2,259,554
Institutional Class	909,417	9,084,984	919,449	9,220,522
Investor Class	2,503,485	24,987,779	2,675,946	26,818,104

		61,091,848		61,104,996

Payment for shares redeemed
Class A	(90,215,985)	(899,341,671)	(97,338,364)	(974,148,737)
Class C	(5,451,030)	(54,347,761)	(7,170,797)	(71,791,323)
Administrator Class	(30,045,886)	(299,945,869)	(16,529,159)	(165,849,612)
Institutional Class	(85,658,677)	(855,484,063)	(89,777,033)	(900,043,211)
Investor Class	(71,685,647)	(715,364,034)	(103,027,747)	(1,032,250,275)

		(2,824,483,398)		(3,144,083,158)

Net increase in net assets resulting from capital share transactions		701,263,431		791,060,814

Total increase in net assets		722,637,242		768,552,627

Net assets
Beginning of period		5,642,835,852		4,874,283,225

End of period		$6,365,473,094		$5,642,835,852

Overdistributed net investment income		$(164,034)		$(158,728)

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Advantage Short-Term Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.97	$10.01	$9.94	$9.88	$9.64
Net investment income	0.11	0.11	0.19	0.25	0.27
Net realized and unrealized gains (losses) on investments	0.05	0.00 [1]	0.08	0.07	0.24

Total from investment operations	0.16	0.11	0.27	0.32	0.51
Distributions to shareholders from
Net investment income	(0.11)	(0.11)	(0.19)	(0.25)	(0.27)
Net realized gains	(0.02)	(0.04)	(0.01)	(0.01)	0.00

Total distributions to shareholders	(0.13)	(0.15)	(0.20)	(0.26)	(0.27)
Net asset value, end of period	$10.00	$9.97	$10.01	$9.94	$9.88
Total return[2]	1.55%	1.07%	2.77%	3.21%	5.37%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.77%	0.78%	0.79%	0.80%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.08%	1.10%	1.91%	2.48%	2.59%
Supplemental data
Portfolio turnover rate	28%[3]	39%[3]	72%	75%	78%
Net assets, end of period (000s omitted)	$2,031,798	$1,620,994	$1,467,816	$1,027,653	$794,709

1.	Amount is less than $0.005.

2.	Total return calculations do not include any sales charges.

3.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short-Term Municipal Bond Fund	41

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.97	$10.01	$9.94	$9.89	$9.64
Net investment income	0.03	0.04	0.12	0.17	0.20
Net realized and unrealized gains (losses) on investments	0.05	0.00 [1]	0.08	0.06	0.25

Total from investment operations	0.08	0.04	0.20	0.23	0.45
Distributions to shareholders from
Net investment income	(0.03)	(0.04)	(0.12)	(0.17)	(0.20)
Net realized gains	(0.02)	(0.04)	(0.01)	(0.01)	0.00

Total distributions to shareholders	(0.05)	(0.08)	(0.13)	(0.18)	(0.20)
Net asset value, end of period	$10.00	$9.97	$10.01	$9.94	$9.89
Total return[2]	0.79%	0.32%	2.01%	2.34%	4.67%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.52%	1.53%	1.54%	1.56%
Net expenses	1.35%	1.35%	1.35%	1.35%	1.35%
Net investment income	0.34%	0.37%	1.18%	1.74%	1.80%
Supplemental data
Portfolio turnover rate	28%[3]	39%[3]	72%	75%	78%
Net assets, end of period (000s omitted)	$133,463	$172,364	$211,286	$201,870	$184,885

1.	Amount is less than $0.005.

2.	Total return calculations do not include any sales charges.

3.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Advantage Short-Term Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2014	2013	2012	2011[1]
Net asset value, beginning of period	$9.99	$10.03	$9.96	$9.94
Net investment income	0.11	0.11	0.19	0.23
Net realized and unrealized gains (losses) on investments	0.06	0.00 [2]	0.08	0.03

Total from investment operations	0.17	0.11	0.27	0.26
Distributions to shareholders from
Net investment income	(0.11)	(0.11)	(0.19)	(0.23)
Net realized gains	(0.02)	(0.04)	(0.01)	(0.01)

Total distributions to shareholders	(0.13)	(0.15)	(0.20)	(0.24)
Net asset value, end of period	$10.03	$9.99	$10.03	$9.96
Total return[3]	1.65%	1.07%	2.77%	2.58%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.71%	0.72%	0.65%
Net expenses	0.60%	0.60%	0.60%	0.60%
Net investment income	1.08%	1.07%	1.82%	2.56%
Supplemental data
Portfolio turnover rate	28%[4]	39%[4]	72%	75%
Net assets, end of period (000s omitted)	$565,737	$547,806	$201,225	$61,238

1.	For the period from July 30, 2010 (commencement of class operations) to June 30, 2011

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

4.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short-Term Municipal Bond Fund	43

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.99	$10.02	$9.96	$9.90	$9.66
Net investment income	0.13	0.13	0.21	0.27	0.29
Net realized and unrealized gains (losses) on investments	0.05	0.01	0.07	0.07	0.24

Total from investment operations	0.18	0.14	0.28	0.34	0.53
Distributions to shareholders from
Net investment income	(0.13)	(0.13)	(0.21)	(0.27)	(0.29)
Net realized gains	(0.02)	(0.04)	(0.01)	(0.01)	0.00

Total distributions to shareholders	(0.15)	(0.17)	(0.22)	(0.28)	(0.29)
Net asset value, end of period	$10.02	$9.99	$10.02	$9.96	$9.90
Total return	1.75%	1.37%	2.88%	3.41%	5.58%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.45%	0.45%	0.46%	0.46%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.39%
Net investment income	1.29%	1.30%	2.10%	2.70%	2.76%
Supplemental data
Portfolio turnover rate	28%[1]	39%[1]	72%	75%	78%
Net assets, end of period (000s omitted)	$1,382,576	$1,185,687	$935,583	$703,955	$359,155

1.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage Short-Term Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INVESTOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.98	$10.02	$9.95	$9.90	$9.65
Net investment income	0.11	0.11	0.19	0.24	0.27
Net realized and unrealized gains (losses) on investments	0.05	0.00 [1]	0.08	0.06	0.25

Total from investment operations	0.16	0.11	0.27	0.30	0.52
Distributions to shareholders from
Net investment income	(0.11)	(0.11)	(0.19)	(0.24)	(0.27)
Net realized gains	(0.02)	(0.04)	(0.01)	(0.01)	0.00

Total distributions to shareholders	(0.13)	(0.15)	(0.20)	(0.25)	(0.27)
Net asset value, end of period	$10.01	$9.98	$10.02	$9.95	$9.90
Total return	1.52%	1.04%	2.74%	3.07%	5.41%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.80%	0.81%	0.82%	0.86%
Net expenses	0.63%	0.63%	0.63%	0.63%	0.66%
Net investment income	1.06%	1.07%	1.89%	2.45%	2.63%
Supplemental data
Portfolio turnover rate	28%[2]	39%[2]	72%	75%	78%
Net assets, end of period (000s omitted)	$2,251,899	$2,115,985	$2,058,375	$1,783,805	$1,992,055

1.	Amount is less than $0.005.

2.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Short-Term Municipal Bond Fund	45

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Short-Term Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

46	Wells Fargo Advantage Short-Term Municipal Bond Fund	Notes to financial statements

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo Advantage Short-Term Municipal Bond Fund	47

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$6,108,095,542	$79,017,875	$6,187,113,417

Other	0	62,000,000	0	62,000,000

Short-term investments
Investment companies	86,740,599	0	0	86,740,599
Total assets	$86,740,599	$6,170,095,542	$79,017,875	$6,335,854,016

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2014, the Fund did not have any transfers into/out of Level 1 or Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Municipal obligations
Balance as of June 30, 2013	$70,987,838
Accrued discounts (premiums)	550,794
Realized gains (losses)	145,465
Change in unrealized gains (losses)	(663,091)
Purchases	31,882,525
Sales	(23,885,656)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of June 30, 2014	$79,017,875
Change in unrealized gains (losses) relating to securities still held at June 30, 2014	$(22,500)

The investment types categorized above were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.30% and declining to 0.225% as the average daily net assets of the Fund increase. Prior to November 1, 2013, Funds Management was entitled to receive an annual advisory fee which started at 0.35% and declined to 0.25% as the average daily net assets of the Fund increased. For the year ended June 30, 2014, the advisory fee was equivalent to an annual rate of 0.28% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

48	Wells Fargo Advantage Short-Term Municipal Bond Fund	Notes to financial statements

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.60% for Class A shares, 1.35% for Class C shares, 0.60% for Administrator shares, 0.40% for Institutional Class shares, and 0.63% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2014, Funds Distributor received $17,423 from the sale of Class A shares and $827 in contingent deferred sales charges from redemptions Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2014 were $2,062,701,119 and $1,214,908,639, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2014, the Fund paid $6,861 in commitment fees.

For the year ended June 30, 2014, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Advantage Short-Term Municipal Bond Fund	49

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	Year ended June 30
	2014	2013
Ordinary income	$1,469,183	$2,251,106
Tax-exempt income	64,776,809	58,042,531
Long-term capital gain	7,351,721	16,367,411

As of June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains
$3,349,427	$666,538	$2,249,397	$56,192,232

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

50	Wells Fargo Advantage Short-Term Municipal Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Short-Term Municipal Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Short-Term Municipal Bond Fund as of June 30, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2014

Other information (unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	51

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $7,351,721 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2014.

For the fiscal year ended June 30, 2014, $1,469,183 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2014.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

52	Wells Fargo Advantage Short-Term Municipal Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	53

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

54	Wells Fargo Advantage Short-Term Municipal Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “ May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Short-Term Municipal Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the

Other information (unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	55

methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Barclays 1-3 Year Composite Municipal Bond Index, for the three-, and five-, and ten-year periods under review, and lower than its benchmark for the one-year period under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the one-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. The Board noted the positive long-term performance of the Fund relative to its benchmark and was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes except for the Investor Class. However, the Board noted that the net operating expense ratios of the Fund, including those of the Investor Class, were equal to or in range of the median net operating expense ratios of the expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

56	Wells Fargo Advantage Short-Term Municipal Bond Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Short-Term Municipal Bond Fund	57

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

226295 08-14 A256/AR256 06-14

Wells Fargo Advantage

Strategic Municipal Bond Fund

Annual Report

June 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Strategic Municipal Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Strategic Municipal Bond Fund for the 12-month period that ended June 30, 2014. The past year was marked by continued accommodative monetary policies and modest U.S. economic growth. Interest rates rose during the first half of the reporting period and then enjoyed a sustained rally in the second half. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, gained 6.14% for the 12 months that ended June 30, 2014.

Monetary policy remained accommodative, and economic growth appeared sustainable.

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero. Entering the reporting period, however, Fed officials had begun to discuss tapering its asset-purchase program, which purchased agency mortgage-backed securities and U.S. Treasuries to support the housing market and to keep interest rates low. By its mid-December 2013 meeting, the Fed conveyed confidence in the strength of the economy by announcing it would begin tapering in January 2014. If economic conditions continue to improve, the Fed is expected to end its asset purchases by year-end. The Fed’s leadership transition from Ben Bernanke to Janet Yellen was largely seamless.

Economic activity appeared to reaccelerate to a modest pace despite a severe weather-related shortfall in the first quarter 2014, and current forecasts generally expect continued moderate growth going forward. Accommodative monetary policies, improved labor markets, healthy corporate profits, and improved credit conditions all helped underpin modest U.S. economic growth and suggest that yields could be poised to move higher.

The municipal bond market faced challenges in 2013 but recovered in 2014.

As U.S. Treasury yields rose in the second half of 2013 on concerns about the impact of tapering, so did municipal yields. In addition, dollars flowed out of municipal funds at the end of 2013. Investors pulled nearly $50 billion out of municipal bond funds during that time. Many were likely spooked by the news coming out of Detroit and Puerto Rico. Others may have feared that the Fed would let rates rise significantly. Still others may have done some tax-loss selling.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit. In addition, low yields and attractive valuations enticed investors to reach for yield, further helping lower-rated credits and longer-term bonds to outperform. Credit spreads narrowed but remained above their long-term average across medium- and lower-quality credit tiers. The historically steep yield curve, which had made longer-term bond yields attractive to investors, flattened significantly as longer-term yields declined more than short-term yields. In this environment, municipal bond funds experienced positive inflows for much of the first half of 2014.

Developments in Detroit and Puerto Rico were due to weak financial and economic situations specific to locale rather than reflecting systemic problems across the municipal bond market. In fact, the vast majority of state and local

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	3

municipal issuers experienced improved fundamental situations. The city of Detroit continued to negotiate with its creditors as it seeks to exit bankruptcy, which has resulted in multiple changes to its plan of adjustment. Puerto Rico remained under severe economic and fiscal stress. In late June 2014, the commonwealth enacted a law that provides a path to restructuring its debt to three of its public corporations, including the Puerto Rico Electric Power Authority. While this legislation was designed to shore up general obligation debt, the ability of the public corporations to pay debt service was called into question, causing further credit downgrades by the rating agencies as well as a sharp sell-off in their debt.

While yields have been at historically low levels, there is a risk of rising rates and negative bond returns. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Strategic Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from regular federal income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Lyle J. Fitterer, CFA, CPA

Robert J. Miller

Average annual total returns1 (%) as of June 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (VMPAX)	12-1-1994	(0.31)	2.83	2.98	4.41	3.77	3.46	0.82	0.82
Class B (VMPIX)*	3-21-1985	(1.47)	2.61	2.93	3.53	2.97	2.93	1.57	1.57
Class C (DHICX)	8-18-1997	2.63	2.99	2.69	3.63	2.99	2.69	1.57	1.57
Administrator Class (VMPYX)	10-6-1997	–	–	–	4.44	3.92	3.67	0.76	0.68
Institutional Class (STRIX)	11-30-2012	–	–	–	4.77	4.01	3.72	0.49	0.48
Barclays Short-Intermediate Municipal Bond Index[4]	–	–	–	–	3.85	3.83	4.01	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	5

Growth of $10,000 investment[5] as of June 30, 2014

1.	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Strategic Municipal Bond Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through October 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays Short-Intermediate Municipal Bond Index is a rules-based, market-value-weighted index composed of publicly traded municipal bonds that cover the U.S. dollar-denominated short-term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Short-Intermediate Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes on a scale SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bond on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

7.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields. A fund’s duration is the weighted average of duration of the bonds in the portfolio. Duration should be interpreted as the approximate change in a bond’s (or fund’s) price for a 100-basis-point change in Treasury yields.

8.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Strategic Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmark, the Barclays Municipal Short-Intermediate Municipal Bond Index, for the 12-month period that ended June 30, 2014.

■	Security selection, sector allocation, and security selection within BBB-rated bonds were the main contributors to performance during the period. While we extended the Fund’s duration when interest rates increased, we generally maintained a relatively defensive stance relative to the benchmark.

■	Lower-rated (A-rated and below) bonds, excluding Puerto Rico, outperformed higher-rated bonds. Security selection within lower-rated bonds helped performance.

■	Overweight allocations in three of the best-performing sectors—prepaid gas, health care, and transportation—coupled with an underweight in the worst-performing sector, prerefunded bonds, helped the Fund’s relative performance.

The municipal market faced higher yields early in the period and then rallied.

The first six months of the fiscal year saw substantial volatility. The 10-year Treasury yield climbed from 2.48% at the beginning of the period and plateaued near 3% between September and December 2013. As planned, the U.S. Federal Reserve (Fed) began tapering in January 2014, yet the market rallied because the Fed’s policy had apparently already been priced into market yield levels. Treasury yields declined, bottoming at 2.44% on May 28, 2014. The Fed maintained its stated plan for reducing its bond purchases at each meeting. Economic growth was mixed but generally positive.

Municipal yields also ended the fiscal year lower across the curve. Municipal bond fund outflows in the latter half of 2013 turned to positive inflows in the first half of 2014. We believe investor demand combined with limited supply—both new issue and refunding volume—drove yields lower. Investors’ demand for yield also caused credit spreads to compress and long-term bonds to outperform.

Meanwhile, although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. Detroit filed for bankruptcy on July 18, 2013, following decades of decline, and has pursued a course of debt restructuring. Puerto Rico also came under pressure as the depth and breadth of its financial problems became increasingly clear. The commonwealth passed legislation in late June 2014 that allows certain public corporations to restructure their debt, and the bill has subsequently been challenged in the courts. In our view, municipal defaults will likely remain extremely rare and we believe neither Puerto Rico nor Detroit appear indicative of systemic municipal market risk.

Credit quality[6] as of June 30, 2014

The Fund maintained a high degree of flexibility to tactically manage interest-rate risk and yield-curve exposures. The Fund maintained a shorter average duration7 relative to the benchmark for much of the period given our expectation for short-intermediate yields to climb modestly during the next phase of economic growth. Still, we tactically extended the Fund’s duration as yields rose during the first part of the reporting period. Then, as the bond market began to rally in early 2014 amid weaker economic data and geopolitical instability in Europe and the Middle East, we tactically sold into strength and reduced the Fund’s duration exposure. Both decisions enhanced portfolio returns and offset some of the negative effect that the Fund’s shorter average duration profile had on relative performance.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	7

Effective maturity distribution[8] as of June 30, 2014

Lower-quality bonds still look attractive, but security selection is becoming more important.

Municipal credit spreads remained wide relative to both historical municipal spreads and current spread levels in other credit markets, namely U.S. corporate debt. Wide spread yields compensated for risks inherent with some issuers, including low pension funding levels, sluggish revenue recoveries, or growing public health care expenditures. As credit spreads declined in the latter half of the period, we reduced the Fund’s overweight in lower-rated bonds. Security selection, which has become increasingly important among municipals, was the primary driver of outperformance for the year. The Fund’s underweight exposure in uninsured or long-maturity Puerto Rico debt contributed to returns for the period.

Credit-quality allocation within Illinois and security selection that included a bridge reconstruction project in New Jersey, a public/private partnership, were also additive to returns.

Going forward, we expect to continue a defensive posture in the Fund.

With the economy continuing to improve and the Fed tapering well underway, we believe interest rates are biased higher. We are monitoring macro-economic trends and municipal-specific events for tactical opportunities as we transition to higher rates. We expect economic growth to accelerate through the end of the calendar year, and while the Fed is unlikely to raise its target rate until sometime late in 2015, we believe its quantitative easing program will be completed by year-end.

Please see footnotes on page 5.

8	Wells Fargo Advantage Strategic Municipal Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2014	Ending account value 6-30-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,035.45	$4.14	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.11	0.82%
Class B
Actual	$1,000.00	$1,030.54	$7.90	1.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.01	$7.85	1.57%
Class C
Actual	$1,000.00	$1,031.53	$7.91	1.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.01	$7.85	1.57%
Administrator Class
Actual	$1,000.00	$1,035.02	$3.43	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%
Institutional Class
Actual	$1,000.00	$1,037.20	$2.42	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Strategic Municipal Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 87.24%

Alabama: 0.72%
Chatom AL Industrial Development Board Solid Waste Disposal (Utilities Revenue)	4.00%	8-1-2016	$1,875,000	$1,991,269
Jefferson County AL Warrants Series A (GO)	4.90	4-1-2021	7,155,000	7,702,071

				9,693,340

Arizona: 1.46%
Arizona Navajo Tribal Utility Authority (Miscellaneous Revenue, Municipal Government Guaranty Insured)	4.00	1-1-2021	4,687,000	4,857,794
Arizona Sports & Tourism Authority Multipurpose Stadium Facility Project Series A (Tax Revenue)	4.00	7-1-2017	900,000	979,956
Florence AZ IDA Legacy Traditional School Project (Education Revenue)	4.00	7-1-2018	410,000	412,866
Phoenix AZ IDA Legacy Traditional Schools Project Series A (Education Revenue) 144A	5.75	7-1-2024	1,400,000	1,476,216
Phoenix AZ Industrial Development Revenue Great Hearts Academies Project (Education Revenue)	5.20	7-1-2022	820,000	838,237
Pima County AZ IDA Noah Webster Schools Project Series A (Education Revenue)	5.50	12-15-2023	1,070,000	1,105,021
Pima County AZ Industrial Development Revenue Charter School (Education Revenue)	4.00	7-1-2016	400,000	409,048
Pima County AZ Industrial Development Revenue Charter School (Education Revenue)	4.00	7-1-2017	1,140,000	1,171,510
Salt Verde AZ Financial Corporation Project (Utilities Revenue)	5.25	12-1-2020	1,565,000	1,798,733
Tempe AZ IDA Friendship Village Series A (Health Revenue)	4.00	12-1-2017	220,000	229,060
Tempe AZ IDA Friendship Village Series A (Health Revenue)	5.00	12-1-2018	800,000	867,472
Tempe AZ IDA Friendship Village Series A (Health Revenue)	5.00	12-1-2019	1,000,000	1,086,810
University of Arizona Medical Center Corporation (Health Revenue)	5.00	7-1-2015	1,660,000	1,723,362
Verrado AZ Community Facilities District # 1 Series A (GO) 144A	4.25	7-15-2019	1,320,000	1,413,430
Verrado AZ Community Facilities District # 1 Series A (GO) 144A	5.00	7-15-2020	700,000	771,743
Verrado AZ Community Facilities District # 1 Series A (GO) 144A	5.00	7-15-2021	500,000	546,115

				19,687,373

Arkansas: 0.46%
Fort Smith AR Sales & Use Tax Improvement Bonds (Tax Revenue)	2.38	5-1-2027	450,000	452,957
Pulaski County AR HCFR Catholic Healthcare Series B (Health Revenue, U.S. Bank NA SPA) ø	0.10	12-1-2028	5,800,000	5,800,000

				6,252,957

California: 8.54%
Alameda CA Corridor Transportation Authority CAB Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2014	625,000	624,081
Alameda CA Corridor Transportation Authority CAB Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2017	2,085,000	1,962,798
Alameda CA Corridor Transportation Authority CAB Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2019	5,430,000	4,786,599
Alameda CA Corridor Transportation Authority CAB Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2020	5,000,000	4,246,350
California Bay Area Toll Authority Toll Bridge Revenue Series E-3 (Transportation Revenue) ±	0.76	4-1-2047	11,600,000	11,595,244
California Foothill/Eastern Transportation Corridor Agency CAB Series A (Transportation Revenue, AGM Insured) ¤	0.00	1-15-2020	3,930,000	3,338,339
California Foothill/Eastern Transportation Corridor Agency CAB Series A (Transportation Revenue, AGM Insured) ¤	0.00	1-15-2021	8,230,000	6,649,511

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California HFA AMT Home Mortgage Series D (Housing Revenue, FGIC Insured)	4.20%	8-1-2015	$2,525,000	$2,611,481
California Infrastructure & Economic Development Colburn School Project (Education Revenue) ±	0.31	8-1-2037	11,000,000	10,900,450
California Infrastructure & Economic Development Refunding Bonds Museum Art Project Series A (Miscellaneous Revenue) ±	1.86	12-1-2037	3,000,000	2,999,580
California PCFA Refunding Bond Pacific Gas & Electric Company Series D (Industrial Development Revenue, FGIC Insured)	4.75	12-1-2023	1,515,000	1,622,747
California Public Works Board Lease Community College Project Series B (Miscellaneous Revenue, Ambac Insured)	5.63	3-1-2016	200,000	200,870
California Public Works Board Lease Revenue Bond California State University Project Series C (Miscellaneous Revenue, National Insured)	5.38	10-1-2016	500,000	502,070
California Public Works Board Lease Revenue Bond California State University Project Series C (Miscellaneous Revenue, National Insured)	5.40	10-1-2022	700,000	702,807
California Series B (GO) ±	0.96	5-1-2018	3,000,000	3,039,270
California Statewide CDA Kaiser Permanente Series E (Health Revenue) ø	0.04	11-1-2036	10,000,000	10,000,000
California Statewide CDA Revenue Eskaton Properties Incorporated (Health Revenue)	5.00	11-15-2017	1,130,000	1,250,221
California Statewide CDA Revenue Eskaton Properties Incorporated (Health Revenue)	5.00	11-15-2018	1,060,000	1,189,013
California Student Education Loan Marketing Corporation Series IV-D1 (Education Revenue)	5.88	1-1-2018	2,370,000	2,369,621
California Various Purpose Bonds (Tax Revenue, FGIC Insured)	6.00	8-1-2014	755,000	758,843
California Various Purpose Bonds (Miscellaneous Revenue)	6.25	10-1-2019	15,000	15,228
Delhi CA Unified School District CAB (GO, Ambac Insured) ¤	0.00	8-1-2019	2,500,000	2,116,925
Downey CA School Facilities Financing Authority PFOTER Series 4066 (Miscellaneous Revenue, National Insured, Dexia Credit Local LIQ) ø	0.28	8-1-2025	3,955,000	3,955,000
Inland Valley CA Development Agency Series B (Tax Revenue) ±	4.25	3-1-2041	4,400,000	4,519,328
Inland Valley CA Development Agency Series C (Tax Revenue) ±	4.50	3-1-2041	4,300,000	4,601,774
Los Angeles County CA Schools Regionalized Business Services CAB Series A (Miscellaneous Revenue, Ambac Insured) ¤	0.00	8-1-2016	1,945,000	1,856,794
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.88	7-1-2027	19,345,000	17,327,703
Oxnard CA Harbor District Series A (Port Authority Revenue)	5.00	8-1-2014	615,000	617,325
Palmdale CA Civic Authority Civic Center Refinancing Series A (Tax Revenue, National Insured)	5.60	7-1-2015	35,000	35,127
Sacramento County CA Sanitation District PFOTER Series 3934 (Water & Sewer Revenue, FGIC Insured, Dexia Credit Local LIQ) ø	0.28	12-1-2035	4,995,000	4,995,000
San Buenaventura CA Community Memorial Health System (Health Revenue)	5.25	12-1-2017	1,455,000	1,570,382
San Buenaventura CA Community Memorial Health System (Health Revenue)	5.75	12-1-2018	2,110,000	2,352,144

				115,312,625

Colorado: 2.56%
Avon CO Traer Creek Metropolitan District (Miscellaneous Revenue, BNP Paribas LOC) ø	0.14	10-1-2021	8,390,000	8,390,000
Colorado ECFA Peak to Peak Charter School (Education Revenue, Syncora Guarantee Incorporated Insured)	5.25	8-15-2019	2,525,000	2,535,706
Colorado ECFA Rocky Mountain Classical Academy Project (Education Revenue)	6.38	9-1-2023	2,310,000	2,337,697
Colorado HCFR Catholic Health Initiatives Series B-6 (Health Revenue, JPMorgan Chase & Company SPA) ø	0.10	3-1-2044	5,000,000	5,000,000
Colorado Health Facilities Authority Evangelical Lutheran Good Samaritan Project (Health Revenue)	5.25	6-1-2024	3,380,000	3,505,668
Colorado Health Facilities Authority Total Long-Term Care Incorporated (Health Revenue)	4.25	11-15-2015	295,000	300,180

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Strategic Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Colorado (continued)
Denver CO City & County Airport Series G2 (Airport Revenue, AGM Insured, Morgan Stanley Bank SPA) ø	0.26%	11-15-2025	$10,070,000	$10,070,000
University of Colorado Enterprise Systems PFOTER Series 3840 (Education Revenue, National Insured, Dexia Credit Local LIQ) ø	0.28	6-1-2025	2,410,000	2,410,000

				34,549,251

Connecticut: 2.47%
Connecticut HEFA Bridgeport Hospital Series D (Health Revenue)	5.00	7-1-2017	1,070,000	1,185,881
Connecticut HEFA Bridgeport Hospital Series D (Health Revenue)	5.00	7-1-2020	500,000	572,430
Connecticut Series A (GO) ±	0.81	3-1-2021	4,315,000	4,299,509
Connecticut Series A (GO) ±	0.94	4-15-2018	5,000,000	5,048,100
Connecticut Series A (GO) ±	0.98	5-15-2018	2,000,000	2,022,780
Connecticut Series A (GO) ±	1.26	3-1-2018	2,500,000	2,516,075
Connecticut Series A (GO) ±	1.31	4-15-2020	7,000,000	7,121,240
Connecticut Series A (GO) ±	1.41	3-1-2019	4,050,000	4,136,954
Connecticut Series D (GO) ±	0.83	9-15-2018	1,000,000	1,009,020
Connecticut Series D (GO) ±	0.98	9-15-2019	3,275,000	3,302,477
Hamden CT Refunding Bond (GO)	5.00	8-15-2019	1,835,000	2,083,679

				33,298,145

Florida: 5.94%
Brevard County FL Space Coast Infrastructure Agency I-95 Project (Industrial Development Revenue)	4.00	6-15-2018	5,000,000	5,431,100
Cityplace FL Community Development District Special Assessment Revenue (Miscellaneous Revenue)	5.00	5-1-2017	500,000	544,770
Cityplace FL Community Development District Special Assessment Revenue (Miscellaneous Revenue)	5.00	5-1-2018	1,375,000	1,518,179
Escambia County FL School Board (Miscellaneous Revenue, National Insured)	5.00	2-1-2020	4,525,000	4,653,284
Florida Correctional Privatization Commission Certificate of Participation 350 Bed Youthful Polk County Series B (Miscellaneous Revenue, Ambac Insured)	5.00	8-1-2017	50,000	50,202
Florida Department of Environmental Protection Everglades Restoration Series A (Tax Revenue, AGM Insured) ø	0.15	7-1-2027	9,500,000	9,500,000
Florida Mid-Bay Bridge Authority Series A (Transportation Revenue, Ambac Insured)	5.95	10-1-2022	1,685,000	1,679,069
Florida Mid-Bay Bridge Authority Series B (Transportation Revenue)	5.00	10-1-2016	2,000,000	2,175,840
Florida Municipal Loan Council Revenue Series A (Miscellaneous Revenue, National Insured)	5.25	11-1-2015	150,000	150,561
Florida Village Community Development District #10 Special Assignment (Miscellaneous Revenue)	5.13	5-1-2024	4,645,000	4,911,716
Lakeland FL Hospital System Lakeland Regional Health System (Health Revenue)	5.00	11-15-2022	4,495,000	5,010,936
Manatee County FL HFA SFHR Series A (Housing Revenue, GNMA/FNMA Insured)	6.57	5-1-2039	30,000	31,808
Martin County FL IDA (Industrial Development Revenue)	3.95	12-15-2021	2,000,000	2,031,840
Miami Beach FL Health Facilities Authority (Health Revenue)	6.75	11-15-2029	11,551,000	11,799,693
Miami FL Special Obligation (Miscellaneous Revenue, AGM Insured)	5.00	2-1-2017	1,000,000	1,101,130
Miami-Dade County FL School Board Certificate of Participation Series A (Miscellaneous Revenue) ±	5.00	8-1-2021	4,310,000	4,616,958
Midtown Miami FL CDA Special Assessment Revenue Infrastructure Project Series B (Miscellaneous Revenue)	4.25	5-1-2024	1,000,000	1,019,160
Midtown Miami FL CDA Special Assessment Revenue Parking Garage Project Series A (Miscellaneous Revenue)	4.25	5-1-2024	1,000,000	1,019,160
Orange County FL IDA Various Central Florida Kidney Centers (Industrial Development Revenue, SunTrust Bank LOC) ø	0.21	12-1-2020	1,000,000	1,000,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Orange County FL Tourist Development Tax (Miscellaneous Revenue, Ambac/MBIA Insured)	6.00%	10-1-2016	$145,000	$152,437
Palm Beach County FL PFOTER Series 4615 (Miscellaneous Revenue, Dexia Credit Local LIQ) ø	0.41	8-1-2029	13,045,000	13,045,000
Seminole Tribe of Florida Special Obligation Series A (Miscellaneous Revenue) 144A	5.50	10-1-2024	500,000	542,790
Sumter County FL Village Community Development District #5 Special Assessment Revenue Bond Phase I (Miscellaneous Revenue)	3.00	5-1-2016	800,000	817,688
Sumter County FL Village Community Development District #5 Special Assessment Revenue Bond Phase I (Miscellaneous Revenue)	3.00	5-1-2017	570,000	585,310
Sumter County FL Village Community Development District #5 Special Assessment Revenue Bond Phase I (Miscellaneous Revenue)	3.00	5-1-2018	585,000	601,245
Sumter County FL Village Community Development District #5 Special Assessment Revenue Bond Phase II (Miscellaneous Revenue)	3.00	5-1-2017	820,000	842,025
Sumter County FL Village Community Development District #5 Special Assessment Revenue Bond Phase II (Miscellaneous Revenue)	3.00	5-1-2018	845,000	868,466
Tampa FL Solid Waste System Revenue (Resource Recovery Revenue)	5.00	10-1-2021	1,000,000	1,145,400
Volusia County FL School Board (Tax Revenue, AGM Insured)	5.00	10-1-2016	3,055,000	3,291,946

				80,137,713

Georgia: 0.81%
Atlanta GA Water & Wastewater Project Series A-1 (Water & Sewer Revenue) ±	1.60	11-1-2038	5,000,000	5,092,000
Augusta GA MFHR Ashton Bon Air Apartments Project (Housing Revenue, GNMA Insured)	4.90	11-20-2024	885,000	900,399
Burke County GA Development Authority Georgia Power Company Vogtle Plant Project (Industrial Development Revenue) ±	1.75	12-1-2049	2,000,000	2,030,880
Cherokee County GA Water & Sewage Authority (Water & Sewer Revenue, National Insured)	6.90	8-1-2018	5,000	5,026
Georgia Road & Tollway Authority I-75 S Express Lanes Project Series A (Transportation Revenue) ¤	0.00	6-1-2024	2,500,000	1,356,250
Private Colleges & Universities Authority of Georgia (Education Revenue)	5.00	10-1-2019	1,325,000	1,479,773

				10,864,328

Guam: 0.43%
Guam Department of Education John F. Kennedy High School Project Series A Certificate of Participation (Miscellaneous Revenue)	5.50	12-1-2015	650,000	667,557
Guam Government Waterworks Authority Water & Wastewater System (Water & Sewer Revenue)	4.00	7-1-2016	1,255,000	1,299,778
Guam International Airport Authority Series C (Airport Revenue)	6.00	10-1-2023	3,405,000	3,785,270

				5,752,605

Illinois: 13.89%
Chicago IL Board of Education Dedicated Series C2 (GO) ±	1.16	3-1-2032	9,900,000	9,923,265
Chicago IL Board of Education School Reform Board CAB Series B-1 (GO, National Insured) ¤	0.00	12-1-2021	10,255,000	7,935,524
Chicago IL Board of Education School Reform Board Series A (GO, National Insured)	5.25	12-1-2020	1,000,000	1,138,380
Chicago IL Board of Education Series 2012 (GO, Dexia Credit Local LIQ) 144Aø	0.69	12-1-2034	12,185,000	12,185,000
Chicago IL Board of Education Series A3 (GO) ±	0.89	3-1-2036	16,200,000	15,745,590
Chicago IL CAB (GO, National Insured) ±	5.50	1-1-2019	3,225,000	3,460,586
Chicago IL Midway Airport Series B (Airport Revenue, National Insured)	5.63	1-1-2029	340,000	340,547

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Strategic Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Chicago IL O’Hare International Airport Series A (Airport Revenue)	5.00%	1-1-2022	$5,500,000	$6,341,830
Chicago IL O’Hare International Airport Series B (Airport Revenue, National Insured)	6.00	1-1-2027	1,800,000	1,808,028
Chicago IL O’Hare International Airport Customer Facility Charge (Airport Revenue)	5.25	1-1-2023	1,350,000	1,572,075
Chicago IL O’Hare International Airport Customer Facility Charge (Airport Revenue)	5.25	1-1-2024	1,415,000	1,624,901
Chicago IL Park District Harbor Facilities Series D (GO)	5.00	1-1-2022	1,500,000	1,750,635
Chicago IL Park District Harbor Facilities Series D (GO)	5.00	1-1-2023	1,175,000	1,369,392
Chicago IL Park District Limited Tax Series B (GO)	5.00	1-1-2022	4,495,000	5,246,070
Chicago IL Refunding Bonds (Tax Revenue, JPMorgan Chase & Company SPA) ø	0.30	1-1-2034	7,000,000	7,000,000
Chicago IL Refunding Bonds Series A (GO, AGM Insured)	5.00	1-1-2024	2,050,000	2,141,225
Chicago IL Refunding Bonds Series C (GO)	5.00	1-1-2021	2,030,000	2,275,874
Chicago IL Series A (GO, AGM Insured)	5.00	1-1-2022	9,750,000	10,216,440
Chicago IL Series A (GO, AGM Insured)	5.00	1-1-2023	1,985,000	2,076,647
Chicago IL Series A (GO)	5.25	1-1-2022	2,015,000	2,226,112
Chicago IL Series B (GO, AGM Insured)	5.00	1-1-2021	4,675,000	4,829,649
Chicago IL Series D (GO, Ambac Insured)	5.00	12-1-2022	1,285,000	1,381,426
Chicago IL Series G (GO, Ambac Insured)	5.00	12-1-2024	1,100,000	1,176,846
Chicago IL Transit Authority Capital Grant Federal Transit Administration Section 5307-A (Transportation Revenue, AGM Insured)	5.25	6-1-2022	1,800,000	1,958,580
Cook & Du Page Counties IL Combined School District #113A CAB (GO, National Insured) ¤	0.00	12-1-2019	1,025,000	819,406
Cook County IL Community College District #510 South Suburban College CAB (GO, AGM Insured) ¤	0.00	12-1-2015	1,090,000	1,075,688
Cook County IL School District #123 Oak Lawn CAB (GO, National Insured) ¤	0.00	12-1-2021	1,090,000	865,340
Cook County IL Series A (GO)	5.25	11-15-2022	10,000,000	11,454,100
Huntley IL Special Service Area # 6 (Tax Revenue, AGM Insured)	4.60	3-1-2017	699,000	712,253
Illinois (GO)	5.00	7-1-2022	1,880,000	2,114,492
Illinois Development Finance Authority Peoples Gas Light & Coke Company Series E (Utilities Revenue, Ambac Insured) ±	4.88	11-1-2038	2,500,000	2,533,575
Illinois Finance Authority Proctor Hospital Project Series A (Health Revenue)	5.13	1-1-2025	4,800,000	5,079,024
Illinois Finance Authority Student Housing (Education Revenue)	5.13	10-1-2020	4,805,000	5,114,826
Illinois Municipal Electric Agency Power Series A (Utilities Revenue, National Insured)	5.25	2-1-2021	3,840,000	4,259,712
Illinois Series 2004 (GO)	5.00	9-1-2016	1,400,000	1,411,004
Illinois Series 2010 (GO)	5.00	1-1-2017	1,250,000	1,368,725
Illinois Series 2012 (GO, AGM Insured)	5.00	8-1-2020	5,020,000	5,743,633
Illinois Series 2012 (GO)	5.00	8-1-2021	5,545,000	6,268,290
Illinois Series A (GO)	5.00	4-1-2023	3,500,000	3,908,135
Illinois Sports Facilities Authority State Tax Supported CAB (Tax Revenue, Ambac Insured) ¤	0.00	6-15-2022	2,370,000	1,794,090
Illinois Toll Highway Authority Series A1 (Transportation Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	0.07	1-1-2031	8,205,000	8,205,000
Kendall Kane & Will Counties IL Community Unit School District Series C (GO, AGM Insured) ¤	0.00	10-1-2017	1,350,000	1,291,140
Lake County IL Community Consolidated School District #3 Beach Park CAB (GO, Ambac Insured) ¤	0.00	2-1-2017	1,610,000	1,494,450
Lake County IL Community Consolidated School District #3 Beach Park CAB (GO, Ambac Insured) ¤	0.00	2-1-2018	1,000,000	890,180
Lake County IL Community Consolidated School District #3 Beach Park CAB (GO, Ambac Insured) ¤	0.00	2-1-2019	1,100,000	933,933

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (GO, National Insured) ¤	0.00%	1-1-2018	$4,000,000	$3,854,600
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (GO, AGM/FGIC Insured) ¤	0.00	1-1-2019	1,185,000	1,112,348
Springfield IL Electric Senior Lien (Utilities Revenue, National Insured)	5.00	3-1-2021	7,410,000	8,080,160
St. Clair County IL School District Series B (GO, National Insured)	4.75	1-1-2018	655,000	707,105
Will County IL School District # 114 CAB Series C (GO, National Insured) ¤	0.00	12-1-2021	855,000	639,814

				187,455,645

Indiana: 2.23%
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series B (Industrial Development Revenue)	5.00	1-1-2019	16,205,000	17,568,003
Indiana HEFA Ascension Health Series B3 (Health Revenue) ±	2.00	11-15-2031	11,000,000	11,148,720
Indiana HFFA Ancilla System Incorporated (Health Revenue, National Insured)	5.25	7-1-2022	325,000	326,362
Knox County IN EDA Good Samaritan Hospital Series A (Health Revenue)	4.00	4-1-2017	625,000	668,550
Knox County IN EDA Good Samaritan Hospital Series A (Health Revenue)	4.00	4-1-2018	400,000	431,188

				30,142,823

Iowa: 0.81%
Iowa Finance Authority Midwestern Disaster Area Iowa Fertilizer Company Project (Industrial Development Revenue)	5.00	12-1-2019	2,500,000	2,626,850
Iowa Finance Authority Midwestern Disaster Area Iowa Fertilizer Company Project (Industrial Development Revenue)	5.50	12-1-2022	4,000,000	4,169,920
Iowa Student Loan Liquidity Corporation Series A1 (Education Revenue)	3.50	12-1-2015	780,000	791,544
Iowa Student Loan Liquidity Corporation Series A1 (Education Revenue)	3.88	12-1-2016	2,465,000	2,537,791
Iowa Student Loan Liquidity Corporation Series A1 (Education Revenue)	4.13	12-1-2017	780,000	809,492

				10,935,597

Kansas: 0.08%
Kansas Development Finance Authority (Health Revenue)	5.00	11-15-2015	500,000	528,460
Wyandotte County & Kansas City KS Unified Government Special Obligation International Speedway Corporation Project (Tax Revenue, National Insured) ¤	0.00	12-1-2014	505,000	499,930

				1,028,390

Kentucky: 0.44%
Christian County KY Jennie Stuart Medical Center (Health Revenue, AGM Insured)	5.25	2-1-2018	1,520,000	1,632,662
Kentucky EDFA Masonic Homes of Kentucky (Health Revenue)	3.00	11-15-2014	695,000	698,378
Kentucky EDFA Masonic Homes of Kentucky (Health Revenue)	3.00	11-15-2015	720,000	729,317
Kentucky EDFA Masonic Homes of Kentucky (Health Revenue)	4.00	11-15-2016	740,000	766,988
Kentucky EDFA Norton Healthcare Incorporated Series B (Health Revenue, National Insured) ¤	0.00	10-1-2022	1,000,000	751,150
Pikeville KY Hospital Pikeville Medical Center (Health Revenue)	4.00	3-1-2015	750,000	763,763
Pikeville KY Hospital Pikeville Medical Center (Health Revenue)	5.00	3-1-2016	500,000	529,735

				5,871,993

Louisiana: 2.51%
East Baton Rouge Parish LA Sewerage Commission Series A (Water & Sewer Revenue) ±	0.91	2-1-2046	8,000,000	8,001,760
Louisiana HFA SFHR Home Owner Series C-2 (Housing Revenue, GNMA Insured)	5.55	6-1-2035	115,000	119,153
Louisiana Tobacco Settlement Financing Corporation Revenue Bonds Series A (Tobacco Revenue)	5.00	5-15-2024	7,500,000	7,703,925

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Strategic Municipal Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Louisiana (continued)
Louisiana Tobacco Settlement Financing Corporation Revenue Bonds Series A (Tobacco Revenue)	5.00%	5-15-2025	$7,500,000	$7,876,425
New Orleans LA (Water & Sewer Revenue, FGIC Insured)	5.00	12-1-2014	780,000	782,480
New Orleans LA (Water & Sewer Revenue, FGIC Insured)	5.00	12-1-2015	895,000	897,775
New Orleans LA (GO, National Insured)	5.25	12-1-2022	3,540,000	3,752,011
St. Bernard Parish LA (Tax Revenue)	4.00	3-1-2019	3,355,000	3,640,812
Terrebonne Parish LA Hospital Service District # 1 Hospital (Health Revenue)	4.00	4-1-2015	600,000	613,092
Terrebonne Parish LA Hospital Service District # 1 Hospital (Health Revenue)	4.00	4-1-2016	500,000	523,845

				33,911,278

Maryland: 0.93%
Baltimore MD MSTR Series 152 (Water & Sewer Revenue, Societe Generale LOC, National Insured) 144Aø	0.27	7-1-2020	3,000,000	3,000,000
Howard County MD Housing Commission Series A (Housing Revenue) ±	1.31	7-1-2034	6,625,000	6,625,596
Prince Georges County MD Series A (GO)	5.00	9-15-2020	2,400,000	2,890,512

				12,516,108

Massachusetts: 1.73%
Massachusetts Educational Financing Authority (Education Revenue)	5.00	7-1-2018	750,000	845,693
Massachusetts Educational Financing Authority (Education Revenue)	5.00	7-1-2019	5,000,000	5,685,200
Massachusetts Various Consolidated Loan Series D (Tax Revenue) ±	0.49	1-1-2018	3,000,000	3,012,930
University of Massachusetts Building Authority Series A (Education Revenue) ø	0.07	5-1-2038	13,800,000	13,800,000

				23,343,823

Michigan: 5.39%
Detroit MI Distribution Aid (GO)	4.50	11-1-2023	975,000	1,029,259
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2014	340,000	339,949
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2015	815,000	770,411
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2016	1,370,000	1,218,451
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2017	3,015,000	2,525,334
Detroit MI Financial Recovery Bonds (GO) ±	3.50	10-7-2016	6,500,000	6,496,230
Detroit MI Sewage Disposal System Revenue Refunding Senior Lien Bond Series A (Water & Sewer Revenue, AGC/National Insured)	5.25	7-1-2023	100,000	100,689
Detroit MI Sewage Disposal System Revenue Refunding Senior Lien Bond Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2020	2,355,000	2,364,137
Detroit MI Sewage Disposal System Revenue Refunding Senior Lien Bond Series C (Water & Sewer Revenue, National Insured)	5.25	7-1-2016	2,450,000	2,475,186
Detroit MI Sewer Disposal System Revenue (Water & Sewer Revenue, National Insured)	5.00	7-1-2017	1,480,000	1,494,045
Detroit MI Sewer Disposal System Revenue CAB Series A (Water & Sewer Revenue, National Insured) ¤	0.00	7-1-2017	820,000	696,926
Detroit MI Sewer Disposal System Revenue CAB Series A (Water & Sewer Revenue, National Insured) ¤	0.00	7-1-2018	5,125,000	4,080,628
Detroit MI Sewer Disposal System Revenue Senior Lien Series B (Water & Sewer Revenue, National Insured)	5.25	7-1-2022	385,000	388,827
Detroit MI Sewer Disposal System Revenue Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2017	430,000	434,081
Detroit MI Sewer Disposal System Revenue Series C (Water & Sewer Revenue, AGC/FGIC Insured)	5.00	7-1-2018	225,000	226,946
Detroit MI Sewer Disposal System Revenue Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2019	5,280,000	5,300,962
Detroit MI Water & Sewage Department Series A (Water & Sewer Revenue)	5.00	7-1-2017	3,000,000	3,012,930

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Detroit MI Water & Sewage Department Series A (Water & Sewer Revenue, AGM Insured)	5.00%	7-1-2018	$1,165,000	$1,182,289
Detroit MI Water & Sewage Department Series A (Water & Sewer Revenue)	5.00	7-1-2022	205,000	203,760
Detroit MI Water & Sewage Department Series A (Water & Sewer Revenue)	5.00	7-1-2023	1,575,000	1,556,478
Detroit MI Water & Sewage Department Series A (Water & Sewer Revenue)	5.50	7-1-2024	350,000	346,556
Detroit MI Water Supply System Senior Lien Series C(Water & Sewer Revenue, National Insured)	5.00	7-1-2021	4,580,000	4,580,962
Detroit MI Water Supply System Senior Lien Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2018	3,300,000	3,320,922
Detroit MI Water Supply System Series A (Water & Sewer Revenue, National Insured)	5.00	7-1-2019	665,000	667,640
Detroit MI Water Supply System Series A (Water & Sewer Revenue, National Insured) ±	5.25	7-1-2019	865,000	868,209
Detroit MI Water Supply System Series A (Water & Sewer Revenue, National Insured) ±	5.25	7-1-2020	3,820,000	3,863,357
Detroit MI Water Supply System Series A (Water & Sewer Revenue, National Insured) ±	5.25	7-1-2023	610,000	613,562
Detroit MI Water Supply System Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2021	5,000,000	5,016,950
Grand Blanc MI Community Schools (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,145,000	1,342,696
Grand Haven MI (Utilities Revenue, National Insured)	5.50	7-1-2016	1,000,000	1,071,030
Michigan Finance Authority Limited Obligation Cesar Chavez Academy Project (Education Revenue)	4.25	2-1-2017	1,000,000	1,012,930
Michigan Finance Authority Series A (Health Revenue)	5.00	6-1-2015	1,090,000	1,128,706
Michigan Finance Authority St. John Health System Series A (Health Revenue, Ambac Insured)	5.00	5-15-2018	300,000	301,179
Michigan Financial Authority Local Government Loan Program Series C (Miscellaneous Revenue)	5.00	11-1-2020	1,500,000	1,594,905
Michigan Municipal Bond Authority (Miscellaneous Revenue, Ambac Insured)	4.00	11-1-2019	500,000	506,715
Michigan Municipal Bond Authority (Miscellaneous Revenue, Ambac Insured)	4.13	5-1-2020	500,000	504,695
Michigan Municipal Bond Authority (Miscellaneous Revenue, Ambac Insured)	5.00	5-1-2018	595,000	617,313
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	5.00	11-1-2015	150,000	155,771
Michigan Municipal Bond Authority Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	5.00	5-1-2023	1,900,000	1,936,575
Michigan Public Educational Facilities Authority Chandler Park Academy (Miscellaneous Revenue)	6.35	11-1-2028	1,500,000	1,521,510
Saginaw County MI Economic Development Corporation Limited Obligation Lease (Miscellaneous Revenue)	3.00	12-1-2015	400,000	409,872
Wayne County MI Airport Authority AMT Detroit Metropolitan Airport Series A (Airport Revenue)	5.00	12-1-2022	3,500,000	3,947,125
Wayne County MI Airport Authority Detroit Metropolitan Airport Series C (Airport Revenue)	5.00	12-1-2022	1,000,000	1,103,520
Wayne County MI Building Authority Capital Improvement Series A (GO, National Insured)	5.25	6-1-2016	370,000	371,491

				72,701,709

Minnesota: 0.22%
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series A (Health Revenue)	4.75	2-15-2015	2,500,000	2,504,725
St. Paul MN Housing & RDA Charter School Hmong College Prep Academy Series A (Lease Revenue)	4.75	9-1-2022	500,000	512,560

				3,017,285

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Strategic Municipal Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Mississippi: 0.87%
Gulfport MS Hospital Facilities Gulfport Memorial Hospital Series A (Health Revenue, National Insured)	6.20%	7-1-2018	$200,000	$200,604
Lowndes County MS Solid Waste Disposal & Pollution Control Weyerhaeuser Company Project Series A (Industrial Development Revenue)	6.80	4-1-2022	3,000,000	3,568,170
Perry County MS PCR Leaf River Forest Product Project (Industrial Development Revenue) 144Aø	0.30	2-1-2022	8,000,000	8,000,000

				11,768,774

Missouri: 0.37%
Kansas City MO IDA Transportation Improvements (Transportation Revenue)	4.00	9-1-2014	1,860,000	1,866,119
Sikeston MO The Electric System of the Board of Municipal Utilities (Utilities Revenue, National Insured)	6.00	6-1-2015	3,000,000	3,147,480

				5,013,599

Nebraska: 0.40%
Nebraska Central Plains Energy Project #3 (Utilities Revenue)	5.00	9-1-2022	2,420,000	2,701,373
Nebraska Higher Education Loan Program Foundation for Educational Funding Project (Education Revenue, National/FHA Insured) ¤	0.00	12-15-2015	2,970,000	2,762,041

				5,463,414

Nevada: 0.29%
Carson City NV Carson Tahoe Regional Medical Center (Health Revenue)	3.00	9-1-2014	725,000	727,675
Carson City NV Carson Tahoe Regional Medical Center (Health Revenue)	4.00	9-1-2015	400,000	412,788
Carson City NV Carson Tahoe Regional Medical Center (Health Revenue)	4.00	9-1-2016	400,000	422,988
Carson City NV Carson Tahoe Regional Medical Center (Health Revenue)	5.00	9-1-2018	700,000	779,611
Las Vegas NV Special Improvement District # 60 (Miscellaneous Revenue)	3.00	6-1-2017	760,000	759,354
Las Vegas NV Special Improvement District # 60 (Miscellaneous Revenue)	4.00	6-1-2018	750,000	769,973

				3,872,389

New Hampshire: 0.06%
New Hampshire HEFA Covenant Health Project Series B (Health Revenue)	5.00	7-1-2016	520,000	559,416
New Hampshire HFA SFHR Mortgage Acquisition AMT Series B (Housing Revenue)	4.85	7-1-2015	310,000	310,896

				870,312

New Jersey: 2.37%
Delaware River NJ Port Authority Pennsylvania & New Jersey Port District Project (Port Authority Revenue)	5.00	1-1-2017	2,100,000	2,317,014
Delaware River NJ Port Authority Pennsylvania & New Jersey Port District Project (Port Authority Revenue)	5.00	1-1-2018	1,230,000	1,384,439
Jersey City NJ (GO, AGM Insured)	4.00	9-1-2018	1,140,000	1,252,951
New Jersey EDA Elite Pharmaceuticals Project Series A (Industrial Development Revenue)	6.50	9-1-2030	700,000	334,663
New Jersey EDA School Facilities Construction Project Series E (Miscellaneous Revenue) ±	1.76	2-1-2016	1,100,000	1,114,256
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	1.61	9-1-2027	12,500,000	12,323,000
New Jersey EDA School Facilities Series C (Miscellaneous Revenue) ±	1.86	2-1-2018	6,500,000	6,615,765
New Jersey EDA The Goethals Bridge Replacement Project (Industrial Development Revenue)	5.00	7-1-2020	500,000	576,195
New Jersey EDA The Goethals Bridge Replacement Project (Industrial Development Revenue)	5.00	1-1-2021	585,000	667,748

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
New Jersey EDA The Goethals Bridge Replacement Project (Industrial Development Revenue)	5.00%	7-1-2021	$900,000	$1,033,128
New Jersey EDA The Goethals Bridge Replacement Project (Industrial Development Revenue)	5.00	1-1-2023	400,000	451,800
Newark NJ Housing Authority (Lease Revenue, National Insured)	5.25	1-1-2019	2,995,000	3,417,684
Paterson NJ General Improvement (GO, AGM Insured)	5.00	6-15-2020	400,000	442,332

				31,930,975

New Mexico: 0.24%
Dona Ana County NM Tax Revenue Receipts (Tax Revenue, Ambac Insured)	5.50	6-1-2015	1,000,000	1,031,350
Dona Ana County NM Tax Revenue Receipts (Tax Revenue, Ambac Insured)	5.50	6-1-2016	1,000,000	1,061,960
New Mexico Educational Assistance Foundation Series A2 (Education Revenue) ±	0.88	12-1-2028	1,185,000	1,179,039

				3,272,349

New York: 7.74%
Build New York City Resource Corporation Bronx Charter School for International Cultures & Arts Series A (Education Revenue)	3.88	4-15-2023	1,000,000	907,360
Hempstead Township NY Local Development Corporation The Academy Charter School Project Series A (Education Revenue)	7.65	2-1-2044	6,000,000	6,418,380
Monroe County NY Industrial Development Corporation Unity Hospital Rochester Project (Health Revenue, FHA Insured)	4.20	8-15-2025	7,195,000	7,204,857
Nassau County NY Local Economic Assistance Corporation (Health Revenue)	5.00	7-1-2022	1,000,000	1,136,040
New York Dormitory Authority (Health Revenue, AGM/FHA Insured)	5.25	8-15-2015	1,185,000	1,192,288
New York Energy R&D Authority Electric & Gas Corporation Series A (Utilities Revenue)	2.13	3-15-2015	1,000,000	1,009,240
New York IDA American Airlines JFK International Airport (Industrial Development Revenue)	7.50	8-1-2016	3,010,000	3,169,982
New York Local Government Assistance Corporation Series A9V (Tax Revenue, AGM Insured) ±(m)(n)	0.11	4-1-2017	4,250,000	4,196,875
New York Metropolitan Transportation Authority Dedicated Tax Fund (Tax Revenue) ±	1.01	11-1-2019	7,500,000	7,529,850
New York NY City Housing Authority Lease Purchase Agreement (Housing Revenue) (i)	4.78	1-6-2016	1,408,645	1,429,775
New York NY IDA Airport Facilities Refunding Transportation Infrastructure Properties Series A (Airport Revenue)	5.00	7-1-2019	2,830,000	3,167,138
New York NY IDA Airport Facilities Refunding Transportation Infrastructure Properties Series A (Airport Revenue)	5.00	7-1-2022	2,165,000	2,384,401
New York NY Municipal Water Finance Authority Series AA2 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.26	6-15-2032	9,465,000	9,465,000
New York NY Sub Series A-6 (GO, AGM Insured, Dexia Credit Local SPA) ø	0.22	11-1-2026	1,500,000	1,500,000
New York NY Sub Series A1 (GO) ±	5.75	8-1-2014	70,000	70,336
New York NY Sub Series J-4 (GO) ±	0.61	8-1-2025	6,700,000	6,700,469
New York Public Housing Capital Fund Trust II (Miscellaneous Revenue, HUD Insured) 144A	4.50	7-1-2022	3,333,501	3,333,501
New York Tobacco Settlement Financing Corporation Series A (Tobacco Revenue)	5.00	6-1-2022	3,000,000	3,349,050
New York Tobacco Settlement Financing Corporation Series B (Tobacco Revenue)	5.00	6-1-2021	9,500,000	10,619,955
New York Triborough Bridge & Tunnel Authority Series AB (Transportation Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	0.17	1-1-2019	9,060,000	9,060,000
New York Urban Development Corporation (Tax Revenue, Dexia Credit Local LOC, National Insured, Dexia Credit Local LIQ) 144Aø	0.28	3-15-2024	8,010,000	8,010,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Strategic Municipal Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
New York Urban Development Corporation Certificate of Participation James A. Farley Post Office Building Refinancing (Miscellaneous Revenue)	4.00%	2-1-2015	$7,790,000	$7,826,691
Niagara NY Area Development Corporation (Education Revenue)	4.00	5-1-2015	250,000	256,120
Niagara NY Area Development Corporation (Education Revenue)	4.00	5-1-2016	300,000	314,778
Niagara NY Area Development Corporation (Education Revenue)	5.00	5-1-2017	250,000	273,038
Niagara NY Area Development Corporation (Education Revenue)	5.00	5-1-2018	500,000	554,925
Suffolk County NY Economic Development Corporation (Health Revenue)	5.00	7-1-2017	1,000,000	1,106,120
Suffolk County NY Tobacco Asset Securitization Corporation (Tobacco Revenue)	5.00	6-1-2019	575,000	650,768
Suffolk County NY Tobacco Asset Securitization Corporation (Tobacco Revenue)	5.00	6-1-2020	625,000	710,838
Ulster County NY Resource Recovery Agency (Resource Recovery Revenue)	3.00	3-1-2017	900,000	943,659

				104,491,434

North Carolina: 0.12%
New Hanover County NC New Hanover Regional Medical Center (Health Revenue)	5.00	10-1-2019	1,000,000	1,137,870
North Carolina Capital Facilities Financing Agency Waste Management of Carolinas Project (Resource Recovery Revenue) ±	3.38	8-1-2014	540,000	541,566

				1,679,436

North Dakota: 0.30%
Ward County ND Health Care Facility Trinity Obligated Group Series B (Health Revenue)	6.25	7-1-2021	1,425,000	1,428,178
Williston ND Parks & Recreation District Sales Tax & Gross Revenue Series A (Tax Revenue)	3.00	3-1-2016	400,000	413,168
Williston ND Parks & Recreation District Sales Tax & Gross Revenue Series A (Tax Revenue)	3.00	3-1-2017	250,000	260,853
Williston ND Parks & Recreation District Sales Tax & Gross Revenue Series B-1 (Tax Revenue)	2.00	3-1-2032	2,005,000	2,005,341

				4,107,540

Ohio: 0.48%
Akron OH Sanitary Sewer System Improvement Project (Water & Sewer Revenue, Ambac Insured)	5.00	12-1-2017	750,000	812,040
Ohio HFA SFHR CAB Series A (Housing Revenue, FGIC/FHA/VA Insured) ¤	0.00	1-15-2015	5,725	5,536
Warren County OH Health Care Facilities Otterbein Homes Series A (Health Revenue)	5.00	7-1-2020	2,550,000	2,821,652
Warren County OH Health Care Facilities Otterbein Homes Series A (Health Revenue)	5.00	7-1-2021	2,435,000	2,686,414
Woodridge OH Local School District (GO, Ambac Insured)	6.80	12-1-2014	170,000	173,225

				6,498,867

Oklahoma: 0.32%
Comanche County OK Hospital Authority Series A (Health Revenue)	5.00	7-1-2018	795,000	863,306
Tulsa OK Airports Improvement Trust Series A (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2023	1,000,000	1,151,270
Tulsa OK Airports Improvement Trust Series B (Airport Revenue)	4.75	6-1-2018	325,000	334,909
Woodward County OK PFFA Series B (Tax Revenue)	3.25	9-1-2026	2,000,000	2,030,820

				4,380,305

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Oregon: 0.17%
Umatilla County OR Hospital Facilities Authority Series B (Health Revenue, Bayerische Landesbank SPA) ø	0.12%	12-1-2024	$2,300,000	$2,300,000

Pennsylvania: 6.91%
Allegheny County PA RDA Pittsburgh Mills Project (Tax Revenue)	5.60	7-1-2023	1,500,000	1,544,070
Beaver County PA Hospital Authority Revenue Heritage Valley Health System Incorporated (Health Revenue)	5.00	5-15-2020	3,195,000	3,680,384
Berks County PA Municipal Authority Reading Hospital & Medical Center Project (Health Revenue, National Insured)	5.70	10-1-2014	405,000	410,553
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue)	1.56	11-1-2039	8,750,000	8,942,413
Butler County PA General Authority South Park School District Project (Miscellaneous Revenue, AGM Insured, PNC Bank NA SPA) ø	0.10	8-1-2027	10,000,000	10,000,000
Butler County PA Hospital Authority Series A (Health Revenue, Royal Bank of Scotland LOC) ø	0.26	10-1-2042	3,500,000	3,500,000
Dauphin County PA General Authority Office & Parking Riverfront Office Project (Miscellaneous Revenue)	6.00	1-1-2025	5,165,000	5,166,291
Delaware County PA IDA Chester Community Charter School (Education Revenue)	4.50	8-15-2017	3,900,000	3,869,580
Delaware Valley PA Regional Finance Authority (Miscellaneous Revenue)	5.75	7-1-2017	1,191,000	1,347,343
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, Ambac Insured)	5.00	12-1-2014	3,000,000	3,037,080
Pennsylvania HEFAR Shippensburg University Student Services (Education Revenue)	4.00	10-1-2017	550,000	574,552
Pennsylvania Turnpike Commission Series A (Transportation Revenue) ±	0.74	12-1-2018	11,000,000	11,045,870
Pennsylvania Turnpike Commission Series B (Transportation Revenue) ±	1.33	12-1-2020	10,000,000	10,137,500
Philadelphia PA Authority for Industrial Development Tacony Academy Christian School Project Series A-1 (Education Revenue)	6.25	6-15-2023	730,000	754,740
Philadelphia PA Hospital & HEFAR Temple University Health System Series B (Health Revenue)	5.00	7-1-2017	1,500,000	1,584,210
Philadelphia PA Hospital & HEFAR Temple University Health System Series B (Health Revenue)	6.25	7-1-2023	3,150,000	3,349,584
Pittsburgh PA Water & Sewer Authority Series C-2 (Water & Sewer Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	0.15	9-1-2035	7,000,000	7,000,000
Reading PA Series A (GO)	4.00	11-15-2014	1,780,000	1,797,800
St. Marys PA Hospital Authority Health System Catholic Health East Series B (Health Revenue)	5.00	11-15-2015	930,000	944,741
St. Marys PA Hospital Authority Health Systems Catholic Series B (Health Revenue, Bayerische Landesbank SPA) ø	0.12	12-1-2024	5,200,000	5,200,000
Susquehanna PA Area Regional Airport Authority System Series A (Airport Revenue)	5.00	1-1-2019	3,630,000	4,001,168
Susquehanna PA Area Regional Airport Authority System Series A (Airport Revenue)	5.00	1-1-2020	4,855,000	5,375,310

				93,263,189

Puerto Rico: 1.44%
Puerto Rico Electric Power Authority Series L (Utilities Revenue, National Insured)	5.50	7-1-2016	2,360,000	2,469,174
Puerto Rico Electric Power Authority Series UU (Utilities Revenue) ±	1.27	7-1-2020	3,255,000	1,335,168
Puerto Rico Electric Power Authority Series UU (Utilities Revenue) ±	0.84	7-1-2025	4,250,000	1,742,033
Puerto Rico Government Development Bank (Miscellaneous Revenue, National Insured) ±	4.75	12-1-2015	5,000,000	5,042,300
Puerto Rico Highway & Transportation Revenue Series BB (Transportation Revenue, Ambac Insured)	5.25	7-1-2017	3,165,000	3,248,841
Puerto Rico Highway & Transportation Revenue Series BB (Transportation Revenue, Ambac Insured)	5.25	7-1-2018	2,955,000	3,002,457

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Strategic Municipal Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Puerto Rico (continued)
Puerto Rico Municipal Finance Authority Series C (Miscellaneous Revenue, AGM Insured)	5.00%	8-1-2015	$925,000	$941,622
Puerto Rico Public Improvement Series A (GO, AGM Insured)	5.00	7-1-2015	1,695,000	1,698,051

				19,479,646

Rhode Island: 0.45%
Providence RI RDA (Miscellaneous Revenue, Ambac Insured)	4.75	4-1-2020	2,710,000	2,739,105
Rhode Island Clean Water Finance Agency Cranston Wastewater Treatment System (Miscellaneous Revenue, National Insured)	5.80	9-1-2022	975,000	976,238
Rhode Island Health & Educational Building Corporation (Miscellaneous Revenue, AGM Insured)	5.00	5-15-2018	2,180,000	2,307,225
Rhode Island Housing & Mortgage Finance (Housing Revenue)	6.50	4-1-2027	15,000	15,191

				6,037,759

South Carolina: 0.35%
Berkeley County SC Pollution Control Facilities Generating Company Project (Utilities Revenue)	4.88	10-1-2014	640,000	645,658
South Carolina EDA York Preparatory Academy Project Series A (Education Revenue)	5.75	11-1-2023	1,085,000	1,095,047
South Carolina Jobs EDA Ebenezer Nursing Series A (Health Revenue, GNMA Insured)	6.90	1-20-2037	2,920,000	2,928,702

				4,669,407

South Dakota: 0.08%
South Dakota HEFA (Health Revenue)	4.50	9-1-2019	990,000	1,086,416

Tennessee: 1.71%
Clarksville TN Natural Gas Acquisition Corporation Gas Revenue Bonds (Utilities Revenue)	5.00	12-15-2021	640,000	727,712
Hamilton County TN Series B (GO)	4.00	3-1-2021	4,275,000	4,869,482
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2017	1,655,000	1,841,469
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2018	4,000,000	4,519,160
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2020	4,720,000	5,416,955
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2021	4,000,000	4,609,960
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2017	1,010,000	1,096,911

				23,081,649

Texas: 5.75%
Austin TX Housing Finance Corporation SFHR (Housing Revenue) ¤	0.00	2-1-2016	1,530,000	22,583
Central Texas Regional Mobility Authority Senior Lien Series A (Transportation Revenue)	5.00	1-1-2021	1,000,000	1,160,900
Central Texas Regional Mobility Authority Senior Lien Series A (Transportation Revenue)	5.00	1-1-2023	500,000	579,845
Clifton TX Higher Education Finance Corporation (Education Revenue)	3.75	8-15-2022	1,500,000	1,529,475
Coastal Water Authority Texas Conveyance System (Water & Sewer Revenue, FGIC Insured)	7.50	12-15-2016	20,000	20,121
Galveston TX Wharves & Terminal Revenue (Airport Revenue)	5.00	2-1-2017	1,100,000	1,198,637
Houston TX Airport System United Airlines Incorporated Terminal E Project (Airport Revenue)	4.50	7-1-2020	3,500,000	3,603,880
Lubbock TX Health Facilities Development Corporation Lutheran Retirement (Housing Revenue, GNMA Insured)	6.00	3-20-2029	1,000,000	1,002,090

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Midtown TX RDA (Tax Revenue)	4.00%	1-1-2016	$1,980,000	$2,077,812
Midtown TX RDA (Tax Revenue)	5.00	1-1-2017	2,270,000	2,484,402
North Texas Higher Education Authority Incorporated Student Loan Series 2 Class A (Education Revenue) ±	1.23	4-1-2037	3,200,000	3,200,032
Port Arthur TX Naval District Motiva Enterprises Series B (Resource Recovery Revenue) ø	0.19	12-1-2039	2,500,000	2,500,000
Port Arthur TX Naval District Motiva Enterprises Series B (Resource Recovery Revenue) ø	0.19	4-1-2040	6,100,000	6,100,000
Sam Rayburn TX Municipal Power Agency (Utilities Revenue)	5.00	10-1-2017	560,000	625,951
Texas Gas Supply SA Energy Acquisition Public Facilities Corporation (Utilities Revenue)	5.50	8-1-2021	4,330,000	5,052,374
Texas Municipal Gas Acquisition & Supply Corporation II Gas Supply Revenue Series B (Utilities Revenue) ±	0.53	9-15-2017	8,390,000	8,380,939
Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Revenue (Utilities Revenue)	5.00	12-15-2020	6,500,000	7,409,415
Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Revenue (Utilities Revenue)	5.00	12-15-2021	3,000,000	3,421,920
Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Revenue (Utilities Revenue)	5.00	12-15-2023	6,000,000	6,747,360
Texas PFA Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	11-1-2020	1,715,000	1,913,031
Texas PFA Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	11-1-2021	1,275,000	1,409,729
Texas Turnpike Authority Central Texas Turnpike System CAB (Transportation Revenue, Ambac Insured) ¤	0.00	8-15-2027	1,425,000	655,187
Waco TX Educational Finance Corporation Baylor University Series A (Education Revenue, Bank of New York Mellon SPA) ø	0.05	2-1-2032	13,915,000	13,915,000
Wood Glen TX Housing Finance Corporation Mortgage Copperwood Project Series A (Housing Revenue, National/FHA Insured)	7.65	7-1-2022	2,125,000	2,597,876

				77,608,559

Utah: 0.06%
Utah HFA RHA Community Services Project Series A (Health Revenue)	6.88	7-1-2027	755,000	755,445

Vermont: 0.55%
Vermont Student Assistance Corporation Education Loan Revenue Series BCL-A1 (Education Revenue) ±	1.73	6-1-2022	7,391,369	7,407,335

Virgin Islands: 0.21%
Virgin Islands PFA Matching Fund Loan Notes Series B (Miscellaneous Revenue)	5.00	10-1-2024	1,000,000	1,139,150
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10-1-2017	1,600,000	1,746,144

				2,885,294

Virginia: 0.56%
Caroline County VA Industrial Development Revenue Public Facility Lease Bond Anticipation Note (Miscellaneous Revenue)	4.00	8-1-2016	1,820,000	1,823,203
Dulles VA Town Center CDA (Miscellaneous Revenue)	3.00	3-1-2015	550,000	551,496
Dulles VA Town Center CDA (Miscellaneous Revenue)	3.00	3-1-2016	620,000	620,167
Dulles VA Town Center CDA (Miscellaneous Revenue)	4.00	3-1-2017	1,910,000	1,940,216
Virginia Housing Development Authority AMT Series A Sub Series A-5 (Housing Revenue)	4.50	1-1-2020	2,600,000	2,648,828

				7,583,910

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Strategic Municipal Bond Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Washington: 1.14%
King County WA Public Hospital District # 1 Valley Medical Center Series A (Health Revenue)	4.00%	6-15-2015	$1,185,000	$1,204,221
King County WA Public Hospital District # 1 Valley Medical Center Series A (Health Revenue)	4.00	6-15-2016	1,480,000	1,524,888
Redmond WA Library Capital Facilities Area (GO)	5.00	12-1-2017	200,000	200,794
Seattle WA Housing Authority High Rise Rehabilitation Phase 1 (Housing Revenue, AGM Insured)	5.00	11-1-2025	1,000,000	1,047,600
Washington HCFR Catholic Health Initiatives Series B (Health Revenue, JPMorgan Chase & Company SPA) ø	0.10	3-1-2032	11,350,000	11,350,000

				15,327,503

Wisconsin: 1.94%
Milwaukee WI RDA Public Schools Series A (Miscellaneous Revenue)	5.00	8-1-2019	7,640,000	8,861,170
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A (Education Revenue)	4.75	8-1-2023	1,140,000	1,190,422
Wisconsin HEFA Beloit Health System Incorporation (Health Revenue)	5.00	4-1-2015	640,000	657,766
Wisconsin HEFA Wheaton Franciscan Series B (Health Revenue, U.S. Bank NA LOC) ø	0.06	8-15-2033	9,730,000	9,730,000
Wisconsin PFA Student Housing Project (Housing Revenue, Deutsche Bank LIQ) 144Aø	0.55	12-1-2048	5,750,000	5,750,000

				26,189,358

Wyoming: 0.74%
Sweetwater County WY Pollution Control Refunding PacifiCorp Project Series A (Industrial Development Revenue) ø	0.23	1-1-2017	10,000,000	10,000,000

Total Municipal Obligations (Cost $1,158,199,896)				1,177,497,852

	Yield		Shares

Short-Term Investments: 11.94%

Investment Companies: 11.92%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)	0.01		160,915,315	160,915,315

			Principal

U.S. Treasury Securities: 0.02%
U.S. Treasury Bill (z)#	0.02	9-18-2014	$250,000	249,989

Total Short-Term Investments (Cost $161,165,303)				161,165,304

Total investments in securities
(Cost $1,319,365,199) *	99.18%	1,338,663,156
Other assets and liabilities, net	0.82	11,035,332

Total net assets	100.00%	$1,349,698,488

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2014

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

(i)	Illiquid security for which the designation as illiquid is unaudited

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $1,319,375,525 and unrealized gains (losses) consists of:

Gross unrealized gains	$25,693,766
Gross unrealized losses	(6,406,135)

Net unrealized gains	$19,287,631

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2014	Wells Fargo Advantage Strategic Municipal Bond Fund	25

Assets
Investments
In unaffiliated securities, at value (see cost below)	$1,177,747,841
In affiliated securities, at value (see cost below)	160,915,315

Total investments, at value (see cost below)	1,338,663,156
Cash	58
Receivable for investments sold	1,298,467
Receivable for Fund shares sold	3,114,005
Receivable for interest	9,954,751
Prepaid expenses and other assets	83,153

Total assets	1,353,113,590

Liabilities
Dividends payable	149,697
Payable for investments purchased	665,571
Payable for Fund shares redeemed	1,615,180
Payable for daily variation margin on open futures contracts	7,813
Advisory fee payable	321,208
Distribution fees payable	90,654
Administration fees payable	201,943
Shareholder servicing fees payable	266,674
Accrued expenses and other liabilities	96,362

Total liabilities	3,415,102

Total net assets	$1,349,698,488

NET ASSETS CONSIST OF
Paid-in capital	$1,321,058,339
Overdistributed net investment income	(87,763)
Accumulated net realized gains on investments	9,377,020
Net unrealized gains on investments	19,350,892

Total net assets	$1,349,698,488

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$656,255,945
Shares outstanding – Class A1	72,706,044
Net asset value per share – Class A	$9.03
Maximum offering price per share – Class A2	$9.46
Net assets – Class B	$1,516,269
Shares outstanding – Class B1	168,412
Net asset value per share – Class B	$9.00
Net assets – Class C	$146,328,909
Shares outstanding – Class C1	16,155,689
Net asset value per share – Class C	$9.06
Net assets – Administrator Class	$516,069,169
Shares outstanding – Administrator Class[1]	57,192,000
Net asset value per share – Administrator Class	$9.02
Net assets – Institutional Class	$29,528,196
Shares outstanding – Institutional Class[1]	3,271,390
Net asset value per share – Institutional Class	$9.03

Investments in unaffiliated securities, at cost	$1,158,449,884

Investments in affiliated securities, at cost	$160,915,315

Total investments, at cost	$1,319,365,199

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Strategic Municipal Bond Fund	Statement of operations —year ended June 30, 2014

Investment income
Interest	$34,078,246
Dividends	211,317
Income from affiliated securities	6,118

Total investment income	34,295,681

Expenses
Advisory fee	4,148,182
Administration fees
Fund level	628,864
Class A	957,983
Class B	2,771
Class C	226,505
Administrator Class	483,883
Institutional Class	25,445
Shareholder servicing fees
Class A	1,496,849
Class B	4,330
Class C	353,914
Administrator Class	1,207,989
Distribution fees
Class B	12,991
Class C	1,061,742
Custody and accounting fees	67,995
Professional fees	62,955
Registration fees	226,107
Shareholder report expenses	45,428
Trustees’ fees and expenses	12,574
Other fees and expenses	34,446

Total expenses	11,060,953
Less: Fee waivers and/or expense reimbursements	(458,437)

Net expenses	10,602,516

Net investment income	23,693,165

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	10,813,021
Futures transactions	(232,936)

Net realized gains on investments	10,580,085

Net change in unrealized gains (losses) on:
Unaffiliated securities	16,803,506
Futures transactions	520,242

Net change in unrealized gains (losses) on investments	17,323,748

Net realized and unrealized gains (losses) on investments	27,903,833

Net increase in net assets resulting from operations	$51,596,998

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Strategic Municipal Bond Fund	27

	Year ended June 30, 2014		Year ended June 30, 2013

Operations
Net investment income		$23,693,165		$17,818,991
Net realized gains on investments		10,580,085		11,691,585
Net change in unrealized gains (losses) on investments		17,323,748		(12,344,451)

Net increase in net assets resulting from operations		51,596,998		17,166,125

Distributions to shareholders from
Net investment income
Class A		(11,410,485)		(8,279,613)
Class B		(20,197)		(22,236)
Class C		(1,639,759)		(1,147,959)
Administrator Class		(9,898,992)		(8,215,766)
Institutional Class		(723,431)		(154,180)[1]
Net realized gains
Class A		(3,590,262)		(4,978,177)
Class B		(10,326)		(25,895)
Class C		(845,496)		(1,359,593)
Administrator Class		(2,870,855)		(4,104,641)
Institutional Class		(188,481)		(86)[1]

Total distributions to shareholders		(31,198,284)		(28,288,146)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	28,926,675	257,655,705	38,534,177	345,871,134
Class B	1,935	17,022	10,539	93,938
Class C	3,619,687	32,409,215	4,807,050	43,319,293
Administrator Class	32,247,991	287,028,535	51,015,832	457,745,813
Institutional Class	3,333,368	29,628,574	3,823,203 [1]	34,341,419 [1]

		606,739,051		881,371,597

Reinvestment of distributions
Class A	1,607,617	14,270,441	1,369,724	12,299,137
Class B	3,048	26,940	4,517	40,472
Class C	237,798	2,114,754	231,908	2,089,611
Administrator Class	1,227,149	10,891,131	1,173,317	10,534,631
Institutional Class	90,792	805,172	16,119 [1]	144,262 [1]

		28,108,438		25,108,113

Payment for shares redeemed
Class A	(26,507,307)	(234,944,257)	(32,686,058)	(293,368,144)
Class B	(77,083)	(681,165)	(193,709)	(1,735,696)
Class C	(4,793,086)	(42,673,690)	(4,338,229)	(39,051,482)
Administrator Class	(35,059,711)	(310,718,456)	(42,111,554)	(377,516,795)
Institutional Class	(3,744,238)	(33,295,959)	(247,854)[1]	(2,190,172)[1]

		(622,313,527)		(713,862,289)

Net increase in net assets resulting from capital share transactions		12,533,962		192,617,421

Total increase in net assets		32,932,676		181,495,400

Net assets
Beginning of period		1,316,765,812		1,135,270,412

End of period		$1,349,698,488		$1,316,765,812

Overdistributed net investment income		$(87,763)		$(88,064)

1.	For the period from November 30, 2012 (commencement of class operations) to June 30, 2013

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Strategic Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30				Year ended May 31
CLASS A	2014	2013	2012	2011[1]	2011[2]	2010[2]
Net asset value, beginning of period	$8.87	$8.94	$8.77	$8.75	$8.67	$8.59
Net investment income	0.17	0.13	0.21	0.02	0.26	0.25
Net realized and unrealized gains (losses) on investments	0.21	0.01	0.18	0.02	0.08	0.08

Total from investment operations	0.38	0.14	0.39	0.04	0.34	0.33
Distributions to shareholders from
Net investment income	(0.17)	(0.13)	(0.21)	(0.02)	(0.26)	(0.25)
Net realized gains	(0.05)	(0.08)	(0.01)	0.00	0.00	0.00

Total distributions to shareholders	(0.22)	(0.21)	(0.22)	(0.02)	(0.26)	(0.25)
Net asset value, end of period	$9.03	$8.87	$8.94	$8.77	$8.75	$8.67
Total return[3]	4.41%	1.59%	4.48%	0.49%	4.01%	3.76%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.82%	0.83%	0.83%	0.88%	0.99%
Net expenses	0.82%	0.82%	0.83%	0.83%	0.87%	0.99%
Net investment income	1.91%	1.49%	2.31%	3.15%	3.02%	2.85%
Supplemental data
Portfolio turnover rate	51%	49%	74%	12%	130%	40%
Net assets, end of period (000s omitted)	$656,256	$609,303	$549,357	$353,518	$330,896	$329,475

1.	For the one month ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen Strategic Municipal Bond Fund.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Strategic Municipal Bond Fund	29

(For a share outstanding throughout each period)

	Year ended June 30				Year ended May 31
CLASS B	2014	2013	2012	2011[1]	2011[2]	2010[2]
Net asset value, beginning of period	$8.85	$8.92	$8.75	$8.73	$8.65	$8.57
Net investment income	0.10 [3]	0.07 [3]	0.15 [3]	0.02 [3]	0.19 [3]	0.19 [3]
Net realized and unrealized gains (losses) on investments	0.20	0.01	0.17	0.02	0.09	0.07

Total from investment operations	0.30	0.08	0.32	0.04	0.28	0.26
Distributions to shareholders from
Net investment income	(0.10)	(0.07)	(0.14)	(0.02)	(0.20)	(0.18)
Net realized gains	(0.05)	(0.08)	(0.01)	0.00	0.00	0.00

Total distributions to shareholders	(0.15)	(0.15)	(0.15)	(0.02)	(0.20)	(0.18)
Net asset value, end of period	$9.00	$8.85	$8.92	$8.75	$8.73	$8.65
Total return[4]	3.53%	0.83%	3.71%	0.43%	3.23%	2.99%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.57%	1.58%	1.58%	1.64%	1.74%
Net expenses	1.57%	1.57%	1.58%	1.58%	1.63%	1.74%
Net investment income	1.17%	0.77%	1.69%	2.40%	2.20%	2.20%
Supplemental data
Portfolio turnover rate	51%	49%	74%	12%	130%	40%
Net assets, end of period (000s omitted)	$1,516	$2,128	$3,738	$6,741	$7,531	$16,123

1.	For the one month ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen Strategic Municipal Bond Fund.
3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Strategic Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30				Year ended May 31
CLASS C	2014	2013	2012	2011[1]	2011[2]	2010[2]
Net asset value, beginning of period	$8.90	$8.97	$8.80	$8.78	$8.70	$8.62
Net investment income	0.10	0.07	0.14	0.02	0.20	0.18
Net realized and unrealized gains (losses) on investments	0.21	0.01	0.18	0.02	0.08	0.09

Total from investment operations	0.31	0.08	0.32	0.04	0.28	0.27
Distributions to shareholders from
Net investment income	(0.10)	(0.07)	(0.14)	(0.02)	(0.20)	(0.19)
Net realized gains	(0.05)	(0.08)	(0.01)	0.00	0.00	0.00

Total distributions to shareholders	(0.15)	(0.15)	(0.15)	(0.02)	(0.20)	(0.19)
Net asset value, end of period	$9.06	$8.90	$8.97	$8.80	$8.78	$8.70
Total return[3]	3.63%	0.83%	3.69%	0.42%	3.23%	2.99%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.57%	1.58%	1.58%	1.63%	1.74%
Net expenses	1.57%	1.57%	1.58%	1.58%	1.62%	1.74%
Net investment income	1.16%	0.74%	1.59%	2.40%	2.26%	2.08%
Supplemental data
Portfolio turnover rate	51%	49%	74%	12%	130%	40%
Net assets, end of period (000s omitted)	$146,329	$152,155	$147,006	$113,724	$112,740	$130,775

1.	For the one month ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen Strategic Municipal Bond Fund.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Strategic Municipal Bond Fund	31

(For a share outstanding throughout each period)

	Year ended June 30				Year ended May 31
ADMINISTRATOR CLASS	2014	2013	2012	2011[1]	2011[2]	2010[2]
Net asset value, beginning of period	$8.87	$8.94	$8.76	$8.75	$8.67	$8.59
Net investment income	0.18	0.15	0.22	0.02	0.28	0.27
Net realized and unrealized gains (losses) on investments	0.20	0.01	0.19	0.01	0.08	0.08

Total from investment operations	0.38	0.16	0.41	0.03	0.36	0.35
Distributions to shareholders from
Net investment income	(0.18)	(0.15)	(0.22)	(0.02)	(0.28)	(0.27)
Net realized gains	(0.05)	(0.08)	(0.01)	0.00	0.00	0.00

Total distributions to shareholders	(0.23)	(0.23)	(0.23)	(0.02)	(0.28)	(0.27)
Net asset value, end of period	$9.02	$8.87	$8.94	$8.76	$8.75	$8.67
Total return[3]	4.44%	1.73%	4.76%	0.39%	4.20%	4.02%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.76%	0.75%	0.77%	0.77%	0.75%
Net expenses	0.68%	0.68%	0.68%	0.68%	0.69%	0.75%
Net investment income	2.05%	1.62%	2.42%	3.32%	3.23%	3.03%
Supplemental data
Portfolio turnover rate	51%	49%	74%	12%	130%	40%
Net assets, end of period (000s omitted)	$516,069	$521,312	$435,170	$159,045	$146,149	$151,636

1.	For the one month ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

2.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen Strategic Municipal Bond Fund.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Strategic Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2014	2013[1]
Net asset value, beginning of period	$8.87	$9.06
Net investment income	0.20	0.08 [2]
Net realized and unrealized gains (losses) on investments	0.21	(0.10)

Total from investment operations	0.41	(0.02)
Distributions to shareholders from
Net investment income	(0.20)	(0.09)
Net realized gains	(0.05)	(0.08)

Total distributions to shareholders	(0.25)	(0.17)
Net asset value, end of period	$9.03	$8.87
Total return[3]	4.77%	(0.28)%
Ratios to average net assets (annualized)
Gross expenses	0.50%	0.50%
Net expenses	0.48%	0.48%
Net investment income	2.27%	1.65%
Supplemental data
Portfolio turnover rate	51%	49%
Net assets, end of period (000s omitted)	$29,528	$31,868

1.	For the period from November 30, 2012 (commencement of class operations) to June 30, 2013

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Strategic Municipal Bond Fund	33

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Strategic Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

34	Wells Fargo Advantage Strategic Municipal Bond Fund	Notes to financial statements

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

Notes to financial statements	Wells Fargo Advantage Strategic Municipal Bond Fund	35
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$1,171,871,202	$5,626,650	$1,177,497,852

Short-term investments
Investment companies	160,915,315	0	0	160,915,315
U.S. Treasury securities	249,989	0	0	249,989
Total assets	$161,165,304	$1,171,871,202	$5,626,650	$1,338,663,156
Liabilities
Futures contracts	$7,813	$0	$0	$7,813
Total liabilities	$7,813	$0	$0	$7,813

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2014, the advisory fee was equivalent to an annual rate of 0.33% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

36	Wells Fargo Advantage Strategic Municipal Bond Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.82% for Class A shares, 1.57% for Class B shares, 1.57% for Class C shares, 0.68% for Administrator Class shares, and 0.48% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares. For the year ended June 30, 2014, Funds Distributor received $42,846 from the sale of Class A shares and $2,431 and $1,497 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2014 were $560,536,867 and $726,840,401, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2014, the Fund entered into futures contracts for to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.

At June 30, 2014, the Fund had short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at June 30, 2014	Unrealized gains
9-19-2014	JPMorgan	100 Short	10-Year U.S. Treasury Notes	$12,517,188	$52,935

The Fund had an average notional amount of $5,473,575 and $2,066,934 in long and short futures contracts during the year ended June 30, 2014.

On June 30, 2014, the cumulative unrealized gains on futures contracts in the amount of $52,935 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets

Notes to financial statements	Wells Fargo Advantage Strategic Municipal Bond Fund	37

and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Futures – variation margin	JPMorgan	$7,813	$0	$(7,813)	$0
1.	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2014, the Fund paid $1,525 in commitment fees.

For the year ended June 30, 2014, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	Year ended June 30
	2014	2013
Ordinary income	$3,702,741	$5,977,120
Tax-exempt income	22,955,532	17,126,488
Long-term capital gain	4,540,011	5,184,538

As of June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains
$7,561,627	$79,664	$1,878,654	$19,287,631

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

38	Wells Fargo Advantage Strategic Municipal Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Strategic Municipal Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2014, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, the period from June 1, 2011 to June 30, 2011, and for each of the two years in the two-year period ended May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Strategic Municipal Bond Fund as of June 30, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2014

Other information (unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	39

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $4,540,011 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2014.

For the fiscal year ended June 30, 2014, $691,396 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended June 30, 2014, $2,965,409 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 96.88% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2014.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40	Wells Fargo Advantage Strategic Municipal Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	41

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

42	Wells Fargo Advantage Strategic Municipal Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “ May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Strategic Municipal Bond Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	43

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays Short-Intermediate Municipal Bond Index, for the one-, three-, and five-year periods under review, and lower than its benchmark for the ten-year period under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the ten-year period under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. The Board noted the positive performance of the Fund relative to the Universe for all periods under review and the benchmark for the one-, three-, and five-year periods under review. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Group for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

44	Wells Fargo Advantage Strategic Municipal Bond Fund	Other information (unaudited)

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Strategic Municipal Bond Fund	45

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

226296 08-14 A257/AR257 06-14

Wells Fargo Advantage

Ultra Short-Term Municipal Income Fund

Annual Report

June 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund for the 12-month period that ended June 30, 2014. The past year was marked by continued accommodative monetary policies and modest U.S. economic growth. Interest rates rose during the first half of the reporting period and then enjoyed a sustained rally in the second half. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, gained 6.14% for the 12 months that ended June 30, 2014.

Monetary policy remained accommodative, and economic growth appeared sustainable.

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero. Entering the reporting period, however, Fed officials had begun to discuss tapering its asset-purchase program, which purchased agency mortgage-backed securities and U.S. Treasuries to support the housing market and to keep interest rates low. By its mid-December 2013 meeting, the Fed conveyed confidence in the strength of the economy by announcing it would begin tapering in January 2014. If economic conditions continue to improve, the Fed is expected to end its asset purchases by year-end. The Fed’s leadership transition from Ben Bernanke to Janet Yellen was largely seamless.

Economic activity appeared to reaccelerate to a modest pace despite a severe weather-related shortfall in the first quarter 2014, and current forecasts generally expect continued moderate growth going forward. Accommodative monetary policies, improved labor markets, healthy corporate profits, and improved credit conditions all helped underpin modest U.S. economic growth and suggest that yields could be poised to move higher.

The municipal bond market faced challenges in 2013 but recovered in 2014.

As U.S. Treasury yields rose in the second half of 2013 on concerns about the impact of tapering, so did municipal yields. In addition, dollars flowed out of municipal funds at the end of 2013. Investors pulled nearly $50 billion out of municipal bond funds during that time. Many were likely spooked by the news coming out of Detroit and Puerto Rico. Others may have feared that the Fed would let rates rise significantly. Still others may have done some tax-loss selling.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit. In addition, low yields and attractive valuations enticed investors to reach for yield, further helping lower-rated credits and longer-term bonds to outperform. Credit spreads narrowed but remained above their long-term average across medium- and lower-quality credit tiers. The historically steep yield curve, which had made longer-term bond yields attractive to investors, flattened significantly as longer-term yields declined more than short-term yields. In this environment, municipal bond funds experienced positive inflows for much of the first half of 2014.

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	3

Developments in Detroit and Puerto Rico were due to weak financial and economic situations specific to locale rather than reflecting systemic problems across the municipal bond market. In fact, the vast majority of state and local municipal issuers experienced improved fundamental situations. The city of Detroit continued to negotiate with its creditors as it seeks to exit bankruptcy, which has resulted in multiple changes to its plan of adjustment. Puerto Rico remained under severe economic and fiscal stress. In late June 2014, the commonwealth enacted a law that provides a path to restructuring its debt to three of its public corporations, including the Puerto Rico Electric Power Authority. While this legislation was designed to shore up general obligation debt, the ability of the public corporations to pay debt service was called into question, causing further credit downgrades by the rating agencies as well as a sharp sell-off in their debt.

While yields have been at historically low levels, there is a risk of rising rates and negative bond returns. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Lyle J. Fitterer, CFA, CPA

Average annual total returns1 (%) as of June 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SMAVX)	10-2-2000	(1.66)	0.65	1.95	0.35	1.06	2.16	0.74	0.67
Class C (WFUSX)	3-31-2008	(1.40)	0.36	1.47	(0.40)	0.36	1.47	1.49	1.42
Administrator Class (WUSMX)	7-30-2010	–	–	–	0.42	1.13	2.30	0.68	0.60
Institutional Class (SMAIX)	7-31-2000	–	–	–	0.65	1.36	2.52	0.41	0.37
Investor Class (SMUAX)	11-30-1995	–	–	–	0.32	1.06	2.19	0.77	0.70
Barclays 1-Year Municipal Bond Index[4]	–	–	–	–	0.96	1.28	2.27	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	5

Growth of $10,000 investment[5] as of June 30, 2014

1.	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through October 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays 1-Year Municipal Bond Index is the 1-year component of the Barclays Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent 10 years with Barclays 1-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

6.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes on a scale SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bond on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

7.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Barclays 1-Year Municipal Bond Index, for the 12-month period that ended June 30, 2014.

■	Duration was significantly shorter than the benchmark’s duration because of the fund’s ultra-short mandate, which detracted from performance. Security selection also detracted from performance.

■	A continued overweight in bonds A-rated and lower, combined with an underweight in higher-rated and prerefunded bonds, helped performance. We maintained an underweight in state general obligation (GO) bonds, which helped performance. Our overweight in revenue bonds, specifically water and sewer and resource recovery revenue bonds, helped performance for the one-year period.

Short-term interest rates remained at historical low levels.

Yields on the front end of the yield curve remained low for the year, given the U.S. Federal Reserve’s (Fed’s) accommodative monetary policy. Even after the Fed more recently said the economy has shown continued signs of improvement that warrant tapering the quantitative easing program, the yield curve steepened, with long-term rates rising higher but short-term yields remaining relatively unchanged. This kind of yield-curve steepening likely indicates that the economy is beginning to show signs of a sustained recovery. We believe that the economy has shown improvements in many of the main indicators, including unemployment, manufacturing, and housing.

We continue to have an overweight in revenue bonds and an overweight in local GO bonds. The credit profile for municipalities has continued to improve as tax revenues and reserve balances have both grown. Within the investment-grade sector, BBB-rated bonds had the best relative performance, and we continued to find value there. The Fund also held several nonrated short-term borrowing notes. The majority of the short-term notes are issued by school districts or small municipalities that require small budget gap financings. In most cases, the municipalities have long-term ratings but don’t want to pay for a rating on a short-term debt issuance. Because we do credit analysis on all of the bonds we purchase, we believe the majority of these bonds are worthy of an investment-grade rating.

Credit quality[6] as of June 30, 2014

During the past year, we have continued to manage the Fund in a relatively conservative manner from a duration perspective. We have held duration short relative to the benchmark by keeping nearly half of the Fund invested in variable-rate demand notes and floating-rate notes. We believe both of these structures have the potential to benefit from a quick rise in interest rates while maintaining fairly stable prices, high levels of liquidity, and adding little duration. We like the defensive nature of these structures and intend to maintain an overweight exposure. Eventually, stronger economic data should push interest rates higher, and we intend to look to extend duration opportunistically. While we limit our exposure to bonds with maturities of five years or less, opportunities for tactical curve management may exist as steepness changes.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	7

Effective maturity distribution[7] as of June 30, 2014

Lower-quality bonds remained attractive.

Lower-rated bonds on the shorter end of the yield curve did well during the past 12 months. We believe lower-rated credits should continue to experience good performance as investors search for income and municipal credit trends improve. Some of our sector tactics included increasing the Fund’s exposure to short-term health care bonds and corporate-backed municipal bonds because we believe near-term fundamentals look favorable and yield spreads remain attractive from a longer-term perspective.

We also increased the Fund’s exposure to local GO bonds, including several credits from Illinois and Michigan. While Illinois’ pension woes and Detroit’s bankruptcy have been highly publicized, there are several high-quality issuers in each of these states that have been trading at attractive levels because of their association with troubled states rather than because of fundamental reasons. More recently, we have been adding insured Puerto Rican bonds from select issuers at very attractive tax-exempt yields. While we are negative on the long-term prospects of a sustained recovery on the island, we are of the opinion that the stronger insurers will provide timely repayment of principal and interest on bonds with shorter maturities.

The Fund is positioned to keep the net asset value relatively stable while adding additional income.

The Fund is positioned for a possible increase in short-term interest rates. Although the economic data for the first half of 2014 was lackluster, in part due to unusually cold and snowy weather in the eastern half of the United States, we believe that the rest of the year should be more constructive. Net new issuance for the year is expected to be negative, while demand remains robust.

Please see footnotes on page 5.

8	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2014	Ending account value 6-30-2014	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,001.65	$3.33	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36	0.67%
Class C
Actual	$1,000.00	$1,000.00	$7.04	1.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.10	1.42%
Administrator Class
Actual	$1,000.00	$1,002.00	$2.98	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,003.15	$1.84	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86	0.37%
Investor Class
Actual	$1,000.00	$1,003.58	$3.48	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—June 30, 2014	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	9

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/ultrashorttermmunicipalincome.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Municipal Obligations: 96.70%

Alabama: 1.95%
Chatom AL Industrial Development Board Alabama Electric Series A (Utilities Revenue, National Rural Utilities Cooperative Finance Corporation SPA) ±	0.60%	8-1-2037	$13,250,000	$13,250,530	0.22%
Chatom AL Industrial Development Board Gulf Opportunity Zone PowerSouth Energy Cooperative Projects Series A (Utilities Revenue, National Rural Utilities Cooperative Finance Corporation SPA) ±	0.50	11-15-2038	46,630,000	46,628,135	0.78
Other securities				56,069,691	0.95

				115,948,356	1.95

Alaska: 0.05%
Other securities				2,757,086	0.05

Arizona: 1.37%
Scottsdale AZ IDA Healthcare Series F (Health Revenue, AGM Insured) ±(m)	0.95	9-1-2045	54,200,000	54,200,000	0.91
Other securities				27,761,929	0.46

				81,961,929	1.37

Arkansas: 0.04%
Other securities				2,346,328	0.04

California: 9.39%
California (GO) ±	4.00	12-1-2026	86,860,000	92,657,036	1.55
California Infrastructure & Economic Development Bank The J. Paul Getty Trust Series A-4 (Miscellaneous Revenue) ø	0.34	4-1-2038	32,000,000	32,000,000	0.54
California Refunding Series A (Miscellaneous Revenue) ±	0.74	5-1-2033	6,000,000	6,011,280	0.10
California Statewide CDA Health Facilities Catholic Series D (Health Revenue, AGM Insured) ±(m)	0.10	7-1-2041	41,725,000	41,725,000	0.70
California Statewide CDA (Various Revenue) µ	0.04-4.88	10-1-2031 to 7-1-2040	63,755,000	63,943,218	1.07
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.76	7-1-2017	35,510,000	35,079,264	0.59
Palomar Pomerado CA Health Care (Health Revenue) µ	0.88-0.95	11-1-2036	83,800,000	83,800,000	1.41
Other securities				204,718,238	3.43

				559,934,036	9.39

Colorado: 1.97%
Denver CO City & County Airport Sub Series G1 (Airport Revenue, AGM Insured, Morgan Stanley Bank SPA) ø	0.26	11-15-2025	34,015,000	34,015,000	0.57
Other securities				83,198,182	1.40

				117,213,182	1.97

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Summary portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Connecticut: 2.77%
Connecticut (Various Revenue)	0.34-0.98%	8-15-2015 to 8-15-2018	$114,675,000	$115,071,019	1.93%
Other securities				50,186,578	0.84

				165,257,597	2.77

District of Columbia: 0.72%
Other securities				42,800,965	0.72

Florida: 3.61%
Florida PFOTER 4638 (Miscellaneous Revenue, Dexia Credit Local LIQ) 144Aø	0.31	7-1-2036	43,580,000	43,580,000	0.73
Miami-Dade County FL (Transportation Revenue) µ	0.26-0.62	7-1-2018 to 3-8-2030	45,190,000	45,190,000	0.76
Miami-Dade County FL Expressway Authority Toll System Series DCL-2012-003 (Transportation Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) 144Aø	0.62	3-8-2026	50,620,000	50,620,000	0.85
Other securities				76,093,241	1.27

				215,483,241	3.61

Georgia: 2.14%
Georgia Series G (GO) ±	0.46	12-1-2026	106,305,000	106,293,306	1.78
Other securities				21,263,335	0.36

				127,556,641	2.14

Guam: 0.09%
Other securities				5,487,579	0.09

Hawaii: 0.03%
Other securities				1,547,650	0.03

Idaho: 0.24%
Other securities				14,520,000	0.24

Illinois: 9.77%
Chicago IL (Various Revenue) µ	0.30-5.25	1-1-2015 to 1-1-2034	66,855,000	67,546,600	1.14
Chicago IL Board of Education (GO) µ	0.00-5.25	12-1-2014 to 12-1-2017	16,690,000	17,122,366	0.29
Chicago IL Board of Education Series 2012 (GO, Dexia Credit Local LIQ) 144Aø	0.69	12-1-2034	40,000,000	40,000,000	0.67
Chicago IL Board of Education Series A-1 (GO) ±	0.69	3-1-2026	49,050,000	47,954,223	0.80
Chicago IL Board of Education Series A2 (GO) ±	0.81	3-1-2035	72,320,000	70,625,542	1.18
Illinois (Various Revenue) µ	2.50-5.38	1-1-2015 to 9-1-2018	127,950,000	136,723,866	2.29
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured, Landesbank Hessen-Thüringen SPA) ø	0.27	1-1-2017	32,350,000	32,350,000	0.54
Regional Transportation Authority Illinois Refunding Balance Series B (Tax Revenue) ø	0.46	6-1-2025	40,650,000	40,650,000	0.68
Other securities				129,772,055	2.18

				582,744,652	9.77

Indiana: 2.26%
Indiana Finance Authority (Various Revenue)	0.30-5.00	1-1-2019 to 5-1-2028	10,710,000	11,097,745	0.18
Indiana Finance Authority Various Lease Appropriation A-2 (Miscellaneous Revenue) ±	0.55	2-1-2035	62,100,000	62,109,315	1.04

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2014	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Indiana (continued)
Indiana Finance Authority Various Lease Appropriation A-3 (Miscellaneous Revenue) ±	0.55%	2-1-2035	$49,500,000	$49,507,425	0.83%
Other securities				12,254,439	0.21

				134,968,924	2.26

Kansas: 0.01%
Other securities				809,506	0.01

Kentucky: 0.94%
Kentucky Public Transportation Infrastructure Authority Tolls BAN Downtown Crossing Project Series A (Transportation Revenue)	5.00	7-1-2017	50,420,000	56,196,619	0.94

Louisiana: 2.48%
East Baton Rouge Parish LA Sewerage Commission Series A (Water & Sewer Revenue) ±	0.91	2-1-2046	47,170,000	47,180,377	0.79
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A1 (Industrial Development Revenue) ø	0.30	11-1-2040	60,000,000	60,000,000	1.01
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series B1 (Industrial Development Revenue) ø	0.30	11-1-2040	26,000,000	26,000,000	0.44
Other securities				14,801,181	0.24

				147,981,558	2.48

Maine: 0.07%
Other securities				4,172,880	0.07

Massachusetts: 1.81%
Other securities				107,853,025	1.81

Michigan: 3.45%
University of Michigan Series F (Education Revenue) ±	0.46	4-1-2043	48,970,000	49,048,352	0.82
Other securities				156,459,391	2.63

				205,507,743	3.45

Minnesota: 0.28%
Other securities				16,903,822	0.28

Mississippi: 0.06%
Other securities				3,796,658	0.06

Missouri: 0.60%
Other securities				35,505,749	0.60

Montana: 0.09%
Other securities				5,097,635	0.09

Nebraska: 0.13%
Other securities				7,464,976	0.13

Nevada: 0.33%
Other securities				19,729,961	0.33

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Summary portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

New Hampshire: 0.11%
Other securities				$6,734,368	0.11%

New Jersey: 7.10%
New Jersey EDA (Various Revenue) µ	0.55-5.25%	2-1-2015 to 9-1-2016	$14,635,000	14,693,076	0.25
New Jersey EDA School Facilities Construction Project Series E (Miscellaneous Revenue) ±	1.76	2-1-2016	59,540,000	60,311,638	1.01
New Jersey PFOTER PT-4709 (Miscellaneous Revenue, Dexia Credit Local LIQ) 144Aø	0.35	9-1-2029	41,600,000	41,600,000	0.70
New Jersey PFOTER PT-4712 (Transportation Revenue, National Insured, Dexia Credit Local LIQ) 144Aø	0.33	12-15-2022	32,930,000	32,930,000	0.55
New Jersey PFOTER PT-4713 (GO, Ambac Insured, Dexia Credit Local LIQ) 144Aø	0.28	12-15-2021	22,955,000	22,955,000	0.39
New Jersey PFOTER PT-4716 (Miscellaneous Revenue, National/FGIC Insured, Dexia Credit Local LIQ) 144Aø	0.35	9-1-2027	45,000,000	45,000,000	0.75
New Jersey TTFA PFOTER PT-109 (Transportation Revenue, Dexia Credit Local LOC, FGIC Insured, Dexia Credit Local SPA) 144Aø	0.33	12-15-2030	43,575,000	43,575,000	0.73
Other securities				162,208,540	2.72

				423,273,254	7.10

New Mexico: 0.39%
Other securities				23,196,505	0.39

New York: 21.04%
Deutsche Bank Spears Lifers Trust (Various Revenue) µ	0.31-0.70	7-1-2022 to 10-1-2053	86,510,000	86,510,000	1.45
Metropolitan Transportation Authority New York (Transportation Revenue)	0.25-0.52	11-1-2026 to 11-15-2041	25,750,000	25,753,143	0.44
Metropolitan Transportation Authority New York Series A-3 (Transportation Revenue) ±	0.45	11-15-2042	50,000,000	50,001,000	0.84
Metropolitan Transportation Authority New York Sub Series 3-3B (Transportation Revenue) ±	0.42	11-1-2030	42,470,000	42,399,075	0.71
Metropolitan Transportation Authority New York Sub Series G-2 (Transportation Revenue) ±	0.63	11-1-2032	34,000,000	34,103,700	0.57
Metropolitan Transportation Authority New York Transportation Sub Series D-2A (Transportation Revenue, AGM Insured) ±	0.57	11-1-2032	36,650,000	36,641,937	0.61
New York Energy R&D Authority (Industrial Development Revenue) µ	0.10-5.00	10-1-2028 to 8-1-2032	8,525,000	8,852,845	0.15
New York Energy R&D Authority Series A (Resource Recovery Revenue, Ambac Insured) ±(n)(m)	0.38	7-1-2015	51,960,000	51,960,000	0.87
New York Local Government Assistance Corporation Refinance Sub Lien Series A-10V (Tax Revenue, AGM Insured) ±(n)(m)	0.11	4-1-2017	43,625,000	43,079,688	0.72
New York NY (GO) µ	0.10-5.00	8-1-2018 to 6-1-2036	109,875,000	109,921,867	1.85
New York NY Adjusted Fiscal 2008 Sub Series A-4 (GO, AGM Insured) ±(m)	0.40	8-1-2026	43,375,000	43,375,000	0.73
New York NY Adjusted Fiscal 2008 Sub Series C4 (GO, AGM Insured) ±(m)	0.49	10-1-2027	59,875,000	59,875,000	1.00
New York NY Series A-6 (GO) ±	0.56	8-1-2031	39,950,000	39,623,609	0.66
New York NY Series J Sub Series J-3 (GO, AGM Insured) ±(m)	0.49	6-1-2036	31,950,000	31,950,000	0.54
New York NY Series J-9 (GO) ±	0.46	8-1-2027	37,000,000	36,442,040	0.61
New York NY Sub Series L-5 (GO, Dexia Credit Local SPA) ø	0.23	4-1-2035	34,000,000	34,000,000	0.57

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2014	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

New York (continued)
New York Urban Development Corporation Certificate of Participation James A. Farley Post Office Building Refinancing (Miscellaneous Revenue)	4.00%	2-1-2015	$31,815,000	$31,964,849	0.54%
Oyster Bay NY BAN (GO)	5.00	8-8-2014	100,000,000	100,450,000	1.68
Oyster Bay NY Public Improvement Series A (GO, AGM Insured)	3.00	3-1-2016	1,995,000	2,077,254	0.03
Suffolk County NY (GO) µ	1.50-4.50	8-14-2014 to 11-1-2015	54,200,000	54,658,479	0.92
Suffolk County NY TAN Series II (GO)	1.50	8-14-2014	41,250,000	41,289,600	0.69
Triborough Bridge & Tunnel Authority New York Various Refunding General Sub Series B-D (Transportation Revenue) ±	0.69	1-1-2031	40,800,000	40,811,016	0.68
Other securities				248,683,929	4.18

				1,254,424,031	21.04

North Carolina: 0.58%
Other securities				34,563,075	0.58

North Dakota: 0.51%
Other securities				30,125,956	0.51

Ohio: 0.69%
Other securities				40,930,387	0.69

Oklahoma: 0.24%
Other securities				14,136,486	0.24

Oregon: 0.30%
Other securities				18,117,369	0.30

Pennsylvania: 2.98%
Pennsylvania EDFA (Various Revenue)	0.40-5.00	4-1-2019 to 8-1-2045	61,885,000	64,762,666	1.09
Pennsylvania Turnpike Commission (Various Revenue) µ	0.08-0.61	12-1-2016 to 7-15-2041	27,200,000	27,232,592	0.45
Pennsylvania Turnpike Commission Series B-2 (Transportation Revenue) ±	0.36	12-1-2016	34,950,000	34,956,641	0.59
Other securities				50,767,459	0.85

				177,719,358	2.98

Puerto Rico: 1.72%
Puerto Rico Government Development Bank (Miscellaneous Revenue, National Insured) ±	4.75	12-1-2015	39,790,000	40,126,623	0.67
Other securities				62,694,057	1.05

				102,820,680	1.72

Rhode Island: 0.31%
Other securities				18,745,628	0.31

South Carolina: 0.17%
Other securities				9,931,281	0.17

South Dakota: 0.02%
Other securities				1,387,295	0.02

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Summary portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Tennessee: 1.18%
Other securities				$70,200,102	1.18%

Texas: 10.29%
Harris County TX Health Facilities Development Corporation Series A3 (Health Revenue, AGM Insured) ±(m)	0.55%	7-1-2031	$36,225,000	36,225,000	0.61
Harris County TX Health Facilities Development Corporation Series A4 (Health Revenue, AGM Insured) ±(m)	0.45	7-1-2031	23,450,000	23,450,000	0.39
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series D (Industrial Development Revenue) ø	0.19	11-1-2040	58,000,000	58,000,000	0.97
Texas Municipal Gas Acquisition & Supply Corporation (Utilities Revenue)	0.71-5.63	12-15-2014 to 12-15-2017	50,845,000	51,718,523	0.87
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±	0.53	9-15-2017	69,665,000	69,589,762	1.17
Texas Transportation Commission State Highway Fund Floating 1st Tier Series B (Tax Revenue) ±	0.41	4-1-2032	24,000,000	24,024,240	0.40
Texas Transportation Commission State Highway Series B (Transportation Revenue, Banco Bilboa Vizcaya SPA) ø	0.30	4-1-2026	41,500,000	41,500,000	0.70
Texas Transportation Commission Turnpike System First Tier PUTTER Series B (Transportation Revenue) ±	1.25	8-15-2042	46,000,000	46,169,740	0.77
Other securities				263,055,232	4.41

				613,732,497	10.29

Virgin Islands: 0.23%
Other securities				13,548,226	0.23

Virginia: 0.80%
Other securities				47,475,152	0.80

Washington: 0.13%
Other securities				7,949,727	0.13

West Virginia: 0.34%
Other securities				20,086,284	0.34

Wisconsin: 0.67%
Other securities				40,053,829	0.67

Wyoming: 0.25%
Other securities				15,000,000	0.25

Total Municipal Obligations (Cost $5,749,235,452)				5,765,699,788	96.70

Other: 0.92%
Nuveen Dividend Advantage Municipal Fund 3, Institutional MuniFund Term Preferred Shares ±144A	0.81	10-1-2017	38,000,000	38,000,000	0.64
Other securities				17,000,170	0.28

Total Other (Cost $55,000,000)				55,000,170	0.92

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2014	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	15

Security name	Yield	Shares	Value	Percent of net assets

Short-Term Investments: 2.25%

Investment Companies: 2.25%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01%	134,140,828	$134,140,828	2.25%

Total Short-Term Investments (Cost $134,140,828)			134,140,828	2.25

Total investments in securities (Cost $5,938,376,280) *			5,954,840,786	99.87
Other assets and liabilities, net			7,666,647	0.13

Total net assets			$5,962,507,433	100.00%

±	Variable rate investment. The rate shown is the rate in effect at period end.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

µ	All or some of these obligations have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

*	Cost for federal income tax purposes is $5,938,352,701 and unrealized gains (losses) consists of:

Gross unrealized gains	$21,174,646
Gross unrealized losses	(4,686,561)

Net unrealized gains	$16,488,085

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Statement of assets and liabilities—June 30, 2014

Assets
Investments
In unaffiliated securities, at value (see cost below)	$5,820,699,958
In affiliated securities, at value (see cost below)	134,140,828

Total investments, at value (see cost below)	5,954,840,786
Cash	1,602
Receivable for investments sold	22,206,006
Receivable for Fund shares sold	13,599,765
Receivable for interest	25,496,913
Prepaid expenses and other assets	46,154

Total assets	6,016,191,226

Liabilities
Dividends payable	754,037
Payable for investments purchased	28,152,515
Payable for Fund shares redeemed	22,152,543
Advisory fee payable	1,069,783
Distribution fees payable	37,319
Administration fees payable	794,750
Accrued expenses and other liabilities	722,846

Total liabilities	53,683,793

Total net assets	$5,962,507,433

NET ASSETS CONSIST OF
Paid-in capital	$5,945,217,209
Overdistributed net investment income	(477,957)
Accumulated net realized gains on investments	1,303,675
Net unrealized gains on investments	16,464,506

Total net assets	$5,962,507,433

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,582,112,460
Shares outstanding – Class A1	327,967,591
Net asset value per share – Class A	$4.82
Maximum offering price per share – Class A2	$4.92
Net assets – Class C	$59,351,691
Shares outstanding – Class C1	12,399,323
Net asset value per share – Class C	$4.79
Net assets – Administrator Class	$407,791,287
Shares outstanding – Administrator Class[1]	84,558,375
Net asset value per share – Administrator Class	$4.82
Net assets – Institutional Class	$3,403,244,065
Shares outstanding – Institutional Class[1]	705,610,436
Net asset value per share – Institutional Class	$4.82
Net assets – Investor Class	$510,007,930
Shares outstanding – Investor Class[1]	105,620,111
Net asset value per share – Investor Class	$4.83

Investments in unaffiliated securities, at cost	$5,804,235,452

Investments in affiliated securities, at cost	$134,140,828

Total investments, at cost	$5,938,376,280

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2014	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	17

Investment income
Interest	$62,086,065
Income from affiliated securities	71,189

Total investment income	62,157,254

Expenses
Advisory fee	17,213,076
Administration fees
Fund level	2,966,914
Class A	2,815,546
Class C	118,659
Administrator Class	418,785
Institutional Class	2,656,432
Investor Class	1,128,756
Shareholder servicing fees
Class A	4,399,291
Class C	185,405
Administrator Class	1,043,625
Investor Class	1,479,095
Distribution fees
Class C	556,214
Custody and accounting fees	325,486
Professional fees	48,709
Registration fees	223,432
Shareholder report expenses	121,045
Trustees’ fees and expenses	11,735
Other fees and expenses	142,377

Total expenses	35,854,582
Less: Fee waivers and/or expense reimbursements	(4,054,101)

Net expenses	31,800,481

Net investment income	30,356,773

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	1,275,986
Net change in unrealized gains (losses) on investments	1,104,524

Net realized and unrealized gains (losses) on investments	2,380,510

Net increase in net assets resulting from operations	$32,737,283

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Statement of changes in net assets

	Year ended June 30, 2014		Year ended June 30, 2013

Operations
Net investment income		$30,356,773		$32,086,427
Net realized gains on investments		1,275,986		14,518,930
Net change in unrealized gains (losses) on investments		1,104,524		(11,146,737)

Net increase in net assets resulting from operations		32,737,283		35,458,620

Distributions to shareholders from
Net investment income
Class A		(5,850,481)		(7,301,547)
Administrator Class		(1,679,716)		(2,237,921)
Institutional Class		(20,993,060)		(20,192,083)
Investor Class		(1,796,119)		(2,396,385)
Net realized gains
Class A		(268,368)		0
Class C		(11,554)		0
Administrator Class		(62,086)		0
Institutional Class		(467,194)		0
Investor Class		(91,540)		0

Total distributions to shareholders		(31,220,118)		(32,127,936)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	153,515,272	740,042,032	266,677,092	1,287,271,243
Class C	556,128	2,667,896	1,142,330	5,500,705
Administrator Class	45,684,977	220,201,589	78,065,590	376,282,089
Institutional Class	884,595,338	4,263,841,240	1,132,065,213	5,461,090,570
Investor Class	21,440,358	103,493,611	46,307,802	223,666,682

		5,330,246,368		7,353,811,289

Reinvestment of distributions
Class A	1,243,954	5,996,760	1,470,418	7,098,511
Class C	1,999	9,569	0	0
Administrator Class	343,353	1,654,960	433,863	2,091,223
Institutional Class	2,368,393	11,415,651	1,797,162	8,669,655
Investor Class	370,943	1,790,854	441,878	2,134,273

		20,867,794		19,993,662

Payment for shares redeemed
Class A	(223,884,938)	(1,079,373,632)	(411,044,460)	(1,984,475,162)
Class C	(6,711,100)	(32,179,579)	(13,364,329)	(64,400,968)
Administrator Class	(61,585,309)	(296,841,189)	(102,289,918)	(493,051,512)
Institutional Class	(821,224,511)	(3,958,421,473)	(1,149,250,581)	(5,544,589,221)
Investor Class	(56,025,392)	(270,495,316)	(111,604,217)	(539,048,368)

		(5,637,311,189)		(8,625,565,231)

Net decrease in net assets resulting from capital share transactions		(286,197,027)		(1,251,760,280)

Total decrease in net assets		(284,679,862)		(1,248,429,596)

Net assets
Beginning of period		6,247,187,295		7,495,616,891

End of period		$5,962,507,433		$6,247,187,295

Overdistributed net investment income		$(477,957)		$(515,354)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$4.82	$4.82	$4.82	$4.81	$4.78
Net investment income	0.02	0.02	0.05	0.06	0.07
Net realized and unrealized gains (losses) on investments	0.00 [1]	(0.01)	0.00 [1]	0.01	0.03

Total from investment operations	0.02	0.01	0.05	0.07	0.10
Distributions to shareholders from
Net investment income	(0.02)	(0.01)	(0.05)	(0.06)	(0.07)
Net realized gains	(0.00)[1]	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.02)	(0.01)	(0.05)	(0.06)	(0.07)
Net asset value, end of period	$4.82	$4.82	$4.82	$4.82	$4.81
Total return[2]	0.35%	0.31%	0.96%	1.51%	2.17%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.75%	0.76%	0.76%	0.78%
Net expenses	0.67%	0.67%	0.67%	0.67%	0.67%
Net investment income	0.34%	0.32%	0.95%	1.28%	1.44%
Supplemental data
Portfolio turnover rate	51%[3]	65%[3]	111%	127%	120%
Net assets, end of period (000s omitted)	$1,582,112	$1,914,970	$2,603,618	$2,691,449	$3,466,977

1.	Amount is less than $0.005.

2.	Total return calculations do not include any sales charges.

3.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2014	2013	2012	2011	2010
Net asset value, beginning of period	$4.81	$4.82	$4.82	$4.81	$4.78
Net investment income (loss)	(0.02)[1]	(0.03)	0.01	0.03	0.04
Net realized and unrealized gains (losses) on investments	0.00 [2]	0.02	0.00 [2]	0.01	0.03

Total from investment operations	(0.02)	(0.01)	0.01	0.04	0.07
Distribution to shareholders from
Net investment income	0.00	0.00	(0.01)	(0.03)	(0.04)
Net realized gains	(0.00)[2]	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.00)[2]	0.00	(0.01)	(0.03)	(0.04)
Net asset value, end of period	$4.79	$4.81	$4.82	$4.82	$4.81
Total return[3]	(0.40)%	(0.21)%	0.25%	0.76%	1.40%
Ratios to average net assets (annualized)
Gross expenses	1.50%	1.50%	1.51%	1.51%	1.53%
Net expenses	1.42%	1.42%	1.42%	1.42%	1.42%
Net investment income (loss)	(0.41)%	(0.43)%	0.23%	0.54%	0.70%
Supplemental data
Portfolio turnover rate	51%[4]	65%[4]	111%	127%	120%
Net assets, end of period (000s omitted)	$59,352	$89,148	$148,465	$216,389	$385,331

1.	Calculated based upon average shares outstanding

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges

4.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2014	2013	2012	2011[1]
Net asset value, beginning of period	$4.82	$4.82	$4.82	$4.81
Net investment income	0.02	0.02	0.05	0.06
Net realized and unrealized gains (losses) on investments	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Total from investment operations	0.02	0.02	0.05	0.07
Distributions to shareholders from
Net investment income	(0.02)	(0.02)	(0.05)	(0.06)
Net realized gains	(0.00)[2]	0.00	0.00	0.00

Total distributions to shareholders	(0.02)	(0.02)	(0.05)	(0.06)
Net asset value, end of period	$4.82	$4.82	$4.82	$4.82
Total return[3]	0.42%	0.38%	1.03%	1.47%
Ratios to average net assets (annualized)
Gross expenses	0.69%	0.69%	0.68%	0.67%
Net expenses	0.60%	0.60%	0.60%	0.60%
Net investment income	0.41%	0.39%	0.95%	1.42%
Supplemental data
Portfolio turnover rate	51%[4]	65%[4]	111%	127%
Net assets, end of period (000s omitted)	$407,791	$482,711	$597,108	$266,710

1.	For the period from July 30, 2010 (commencement of class operations) to June 30, 2011

2.	Amount is less than $0.005.

3.	Returns for periods of less than one year are not annualized.

4.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$4.82	$4.82	$4.82	$4.81	$4.78
Net investment income	0.03	0.03	0.06	0.08	0.09
Net realized and unrealized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.01	0.03

Total from investment operations	0.03	0.03	0.06	0.09	0.12
Distributions to shareholders from
Net investment income	(0.03)	(0.03)	(0.06)	(0.08)	(0.09)
Net realized gains	(0.00)[1]	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.03)	(0.03)	(0.06)	(0.08)	(0.09)
Net asset value, end of period	$4.82	$4.82	$4.82	$4.82	$4.81
Total return	0.65%	0.61%	1.26%	1.82%	2.48%
Ratios to average net assets (annualized)
Gross expenses	0.42%	0.42%	0.43%	0.43%	0.43%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	0.64%	0.61%	1.23%	1.60%	1.67%
Supplemental data
Portfolio turnover rate	51%[2]	65%[2]	111%	127%	120%
Net assets, end of period (000s omitted)	$3,403,244	$3,085,284	$3,158,674	$2,423,330	$1,860,538

1.	Amount is less than $0.005.

2.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	23

(For a share outstanding throughout each period)

	Year ended June 30
INVESTOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$4.83	$4.83	$4.82	$4.81	$4.78
Net investment income	0.01	0.01	0.04	0.06	0.07
Net realized and unrealized gains (losses) on investments	0.00 [1]	0.00 [1]	0.01	0.01	0.03

Total from investment operations	0.01	0.01	0.05	0.07	0.10
Distributions to shareholders from
Net investment income	(0.01)	(0.01)	(0.04)	(0.06)	(0.07)
Net realized gains	(0.00)[1]	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.01)	(0.01)	(0.04)	(0.06)	(0.07)
Net asset value, end of period	$4.83	$4.83	$4.83	$4.82	$4.81
Total return	0.32%	0.28%	1.14%	1.48%	2.12%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.78%	0.79%	0.79%	0.82%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.72%
Net investment income	0.31%	0.29%	0.92%	1.25%	1.44%
Supplemental data
Portfolio turnover rate	51%[2]	65%[2]	111%	127%	120%
Net assets, end of period (000s omitted)	$510,008	$675,074	$987,752	$1,068,221	$1,528,358

1.	Amount is less than $0.005.

2.	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	25

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$5,656,952,100	$108,747,688	$5,765,699,788

Other	0	55,000,170	0	55,000,170

Short-term investments
Investment companies	134,140,828	0	0	134,140,828
Total assets	$134,140,828	$5,711,952,270	$108,747,688	$5,954,840,786

26	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Notes to financial statements

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2014, the Fund did not have any transfers between Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Municipal obligations
Balance as of June 30, 2013	$101,101,250
Accrued discounts (premiums)	587,500
Realized gains (losses)	336,011
Change in unrealized gains (losses)	(651,723)
Purchases	25,359,650
Sales	(17,985,000)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of June 30, 2014	$108,747,688
Change in unrealized gains (losses) relating to securities still held at June 30, 2014	$(3,000)

The investment type categorized above was valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.30% and declining to 0.225% as the average daily net assets of the Fund increase. Prior to November 1, 2013, Funds Management was entitled to receive an annual advisory fee which started at 0.35% and declined to 0.25% as the average daily net assets of the Fund increased. For the year ended June 30, 2014, the advisory fee was equivalent to an annual rate of 0.28% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class

Notes to financial statements	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	27

specific expenses. Funds Management has committed through October 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.67% for Class A shares, 1.42% for Class C shares, 0.60% for Administrator Class shares, 0.37% for Institutional Class shares and 0.70% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A and Class C shares. For the year ended June 30, 2014, Funds Distributor received $3,471 from the sale of Class A shares and $164 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2014 were $3,201,395,003 and $2,380,917,813, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2014, the Fund paid $8,993 in commitment fees.

For the year ended June 30, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	Year ended June 30
	2014	2013
Tax-exempt income	$30,319,376	$32,127,936
Long-term capital gain	900,742	0

As of June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains
$275,626	$276,079	$1,004,471	$16,488,085

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the summary portfolio of investments of the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund as of June 30, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2014

Other information (unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	29

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $900,742 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2014.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2014.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “ May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a

Other information (unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	33

description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was in range of the average performance of the Universe for the one- and ten-year periods under review, and lower than the average performance of the Universe for the three- and five-year periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays 1 Year Municipal Bond Index, for the five- and ten-year periods under review, and lower than its benchmark for the one- and three-year periods under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the three- and five- year periods under review, and relative to its benchmark for the one- and three-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. Funds Management advised the Board that the Fund’s performance was affected by the Fund’s bias toward short maturities. The Board was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Group for all classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

34	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Other information (unaudited)

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to funds management and the sub-adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

List of abbreviations	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

226297 08-14 A258/AR258 06-14

Wells Fargo Advantage Wisconsin Tax-Free Fund

Annual Report

June 30, 2014

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Wisconsin Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Wisconsin Tax-Free Fund for the 12-month period that ended June 30, 2014. The past year was marked by continued accommodative monetary policies and modest U.S. economic growth. Interest rates rose during the first half of the reporting period and then enjoyed a sustained rally in the second half. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, gained 6.14% for the 12 months that ended June 30, 2014.

Monetary policy remained accommodative, and economic growth appeared sustainable.

The U.S. Federal Reserve (Fed) continued to provide support to the economy with accommodative monetary policies, including keeping its key interest rate near zero. Entering the reporting period, however, Fed officials had begun to discuss tapering its asset-purchase program, which purchased agency mortgage-backed securities and U.S. Treasuries to support the housing market and to keep interest rates low. By its mid-December 2013 meeting, the Fed conveyed confidence in the strength of the economy by announcing it would begin tapering in January 2014. If economic conditions continue to improve, the Fed is expected to end its asset purchases by year-end. The Fed’s leadership transition from Ben Bernanke to Janet Yellen was largely seamless.

Economic activity appeared to reaccelerate to a modest pace despite a severe weather-related shortfall in the first quarter 2014, and current forecasts generally expect continued moderate growth going forward. Accommodative monetary policies, improved labor markets, healthy corporate profits, and improved credit conditions all helped underpin modest U.S. economic growth and suggest that yields could be poised to move higher.

The municipal bond market faced challenges in 2013 but recovered in 2014.

As U.S. Treasury yields rose in the second half of 2013 on concerns about the impact of tapering, so did municipal yields. In addition, dollars flowed out of municipal funds at the end of 2013. Investors pulled nearly $50 billion out of municipal bond funds during that time. Many were likely spooked by the news coming out of Detroit and Puerto Rico. Others may have feared that the Fed would let rates rise significantly. Still others may have done some tax-loss selling.

When U.S. Treasury yields began declining (and their prices rising) in early 2014, the municipal market followed suit. In addition, low yields and attractive valuations enticed investors to reach for yield, further helping lower-rated credits and longer-term bonds to outperform. Credit spreads narrowed but remained above their long-term average across medium- and lower-quality credit tiers. The historically steep yield curve, which had made longer-term bond yields attractive to investors, flattened significantly as longer-term yields declined more than short-term yields. In this environment, municipal bond funds experienced positive inflows for much of the first half of 2014.

Developments in Detroit and Puerto Rico were due to weak financial and economic situations specific to locale rather than reflecting systemic problems across the municipal bond market. In fact, the vast majority of state and local municipal issuers experienced improved fundamental situations. The city of

1.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	3

Detroit continued to negotiate with its creditors as it seeks to exit bankruptcy, which has resulted in multiple changes to its plan of adjustment. Puerto Rico remained under severe economic and fiscal stress. In late June 2014, the commonwealth enacted a law that provides a path to restructuring its debt to three of its public corporations, including the Puerto Rico Electric Power Authority. While this legislation was designed to shore up general obligation debt, the ability of the public corporations to pay debt service was called into question, causing further credit downgrades by the rating agencies as well as a sharp sell-off in their debt.

While yields have been at historically low levels, there is a risk of rising rates and negative bond returns. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Wisconsin Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Lyle J. Fitterer, CFA, CPA

Thomas Stoeckmann

Average annual total returns1 (%) as of June 30, 2014

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WWTFX)	3-31-2008	0.10	3.52	3.81	4.80	4.47	4.29	0.90	0.70
Class C (WWCTX)	12-26-2002	3.02	3.67	3.50	4.02	3.67	3.50	1.65	1.45
Investor Class (SWFRX)	4-6-2001	–	–	–	4.77	4.43	4.29	0.93	0.73
Barclays Municipal Bond Index[4]	–	–	–	–	6.14	5.81	4.97	–	–
Barclays Wisconsin Municipal Bond Index[5]	–	–	–	–	5.90	5.34	5.25	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Wisconsin and Puerto Rico municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	5

Growth of $10,000 investment[6] as of June 30, 2014

1.	Historical performance shown for Class A shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of Investor Class shares, no such adjustment is reflected). If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

3.	The Adviser has committed through October 31, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

5.	The Barclays Wisconsin Municipal Bond Index is the Wisconsin component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays Wisconsin Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

7.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes on a scale SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bond on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

8.	Effective maturity is calculated based on the total long-term investments of the Fund. It is subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Wisconsin Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the Barclays Municipal Bond Index and the Barclays Wisconsin Municipal Bond Index for the 12-month period that ended June 30, 2014.

■	The Fund’s duration and sector allocation each detracted from returns given the Fund’s relatively defensive posture during a broad market rally for the fiscal year.

■	A-rated and BBB-rated bonds, excluding Puerto Rico, were the best-performing credit categories, and the Fund maintained a large weighting in these credit tiers for most of the period.

■	Security selection was the primary contributor to returns for the period as the slow growth recovery has been uneven across municipal issuers.

The municipal market faced higher yields early in the period and then rallied.

The first six months of the fiscal year saw substantial volatility. The 10-year Treasury yield climbed from 2.48% at the beginning of the period and plateaued near 3% between September and December 2013. As planned, the U.S. Federal Reserve (Fed) began tapering in January 2014, yet the market rallied presumably because the Fed’s policy had already been priced into market yield levels. Treasury yields declined, bottoming at 2.44% on May 28, 2014. The Fed maintained its stated plan for reducing its bond purchases at each meeting. Economic growth was mixed but generally positive.

Municipal yields also ended the fiscal year lower across the curve. Municipal bond fund outflows in the latter half of 2013 turned to positive inflows in the first half of 2014. We believe investor demand combined with limited supply—both new issue and refunding volume—drove yields lower. Investors’ demand for yield also caused credit spreads to compress and long-term bonds to outperform.

Meanwhile, although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. Detroit filed for bankruptcy on July 18, 2013, following decades of decline, and has pursued a course of debt restructuring. Puerto Rico also came under pressure as the depth and breadth of its financial problems became increasingly clear. The commonwealth passed legislation in late June 2014 that allows certain public corporations to restructure their debt, and the bill has subsequently been challenged in the courts. In our view, municipal defaults will likely remain extremely rare and we believe neither Puerto Rico nor Detroit appear indicative of systemic municipal market risk.

Credit quality[7] as of June 30, 2014

Wisconsin’s fiscal performance was mixed for the year.

Steady economic growth in Wisconsin continued in the fiscal year. Unemployment continued to fall and remained below the national average. While job creation was slower than the national pace, the state has been strengthened by its fully funded pension system during a time of increased scrutiny of retirement liabilities.

The finances of the state, which can influence other issuers within Wisconsin, continued to improve. While the state’s rating remains firm, rated Aa2/AA/AA by Moody’s, S&P, and Fitch, respectively, we believe a continuation of recent trends may result in credit-rating upgrades. Strengths include the marginal growth of the state’s rainy-day fund, increased funding to schools, and revenues ahead of projections on improved economic activity. Wisconsin state general obligation (GO) credit spreads have tightened meaningfully in the year. Proposals to cut taxes on both income and property, while potentially positive for economic activity, have the potential to weaken the state’s ability to fully remove its budget deficit and build an adequate reserve fund.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	7

Effective maturity distribution[8] as of June 30, 2014

Within the Fund, we focused on housing and special-tax bonds.

Wisconsin municipal debt represents approximately 1.2% of the broad municipal index. A closer look at the Barclays Wisconsin Municipal Bond Index shows that it is primarily comprised of four sectors: state GOs, hospitals, transportation, and special tax. We continue to focus on the housing and special-tax bonds within the state to emphasize bonds exempt from Wisconsin income tax. Additionally, the Fund tactically increased its cash holdings during the latter half of the fiscal year by selling some Puerto Rico holdings that had performed very well. Unfortunately, issuance of double tax-exempt Wisconsin bonds remains very light, so we will be patient when trying to reinvest this cash.

Bond selection was particularly additive in the U.S. territories during the fiscal year. Puerto Rico, which is exempt from state income tax and returned -14% in the broad market index for the year, represented approximately 20% to 30% of the Fund during the year. The Fund’s Puerto Rico holdings returned 4.30%, underscoring our relatively defensive investments, such as in short-maturity holdings that are primarily prerefunded (with U.S. Treasuries), insured, or backed by U.S. Housing and Urban Development payments. The two top-performing securities for the year were the Madison Development Authority bonds for the Alumni Research Fund, which has a AAA-rating, a long final maturity, and a five-year call feature, as well as a Puerto Rican GO prerefunded with U.S. Treasuries that was purchased in September 2013 following the commonwealth’s price declines in the first quarter of the fiscal year.

Slow but steady economic growth persists.

As the U.S. and Wisconsin continue on their slow growth recovery, we believe bond yields are poised to climb in the coming fiscal year. The current amount of cash and liquid investments within the Fund offer some defense against an increase in yields. But it also provides available capital should opportunities emerge from the renewed price declines in Puerto Rican debt that occured as the fiscal year closed.

Please see footnotes on page 5.

8	Wells Fargo Advantage Wisconsin Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2014	Ending account value 6-30-2014	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,048.38	$3.56	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Class C
Actual	$1,000.00	$1,044.51	$7.35	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Investor Class
Actual	$1,000.00	$1,048.22	$3.71	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$3.66	0.73%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Wisconsin Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 85.52%

Guam: 7.55%
Guam Government Business Privilege Tax Series 2011A (Tax Revenue)	5.25%	1-1-2036	$2,000,000	$2,102,420
Guam Government Hotel Occupancy Series A (Tax Revenue)	6.00	11-1-2026	500,000	562,545
Guam Government Hotel Occupancy Series A (Tax Revenue)	6.50	11-1-2040	1,500,000	1,711,665
Guam Government Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.38	12-1-2024	1,000,000	1,079,540
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.00	7-1-2019	650,000	706,979
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.25	7-1-2025	740,000	821,763
Guam International Airport Authority Series A (Airport Revenue)	5.00	10-1-2016	100,000	108,163
Guam International Airport Authority Series B (Airport Revenue)	5.00	10-1-2016	150,000	162,245
Guam Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.50	12-1-2019	1,000,000	1,137,000
Guam Power Authority Series A (Utilities Revenue, AGM Insured)	5.00	10-1-2019	1,575,000	1,819,188
Guam Power Authority Series A (Utilities Revenue, AGM Insured)	5.00	10-1-2020	500,000	580,710

				10,792,218

Illinois: 0.39%
City of Chicago IL Waterworks Second Lien (Water & Sewer Revenue, AGM Insured)	5.00	11-1-2020	500,000	567,370

Puerto Rico: 17.84%
Puerto Rico Commonwealth Highway & Transportation Authority Refunding Bond Series L (Transportation Revenue, AGC Insured)	5.25	7-1-2019	1,000,000	1,079,910
Puerto Rico Commonwealth Public Improvement Refunding Bond Series A (GO, AGM Insured)	5.00	7-1-2015	1,750,000	1,753,150
Puerto Rico Commonwealth Public Improvement Refunding Bond Series A (GO, AGM Insured)	5.00	7-1-2016	1,500,000	1,556,475
Puerto Rico Commonwealth Public Improvement Refunding Bond Series A (Tax Revenue, National Insured)	5.50	7-1-2016	210,000	219,923
Puerto Rico Commonwealth Public Improvement Refunding Bond Series A (Tax Revenue, National Insured)	5.50	7-1-2016	40,000	41,890
Puerto Rico Electric Power Authority Refunding Bond Series JJ (Utilities Revenue, National Insured)	5.25	7-1-2015	565,000	572,368
Puerto Rico Electric Power Authority Refunding Bond Series KK (Utilities Revenue, National Insured)	5.50	7-1-2015	750,000	769,883
Puerto Rico Electric Power Authority Refunding Bond Series LL (Utilities Revenue, National Insured)	5.50	7-1-2017	1,000,000	1,030,630
Puerto Rico Electric Power Authority Refunding Bond Series UU (Utilities Revenue, AGM Insured)	4.00	7-1-2015	1,100,000	1,110,945
Puerto Rico Electric Power Authority Refunding Bond Series UU (Utilities Revenue, AGM Insured)	5.00	7-1-2016	2,230,000	2,294,157
Puerto Rico HFA Capital Fund Modernization Subordinate Refunding Bond (Housing Revenue, HUD Insured)	5.50	12-1-2018	600,000	671,922
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, HUD Insured)	5.00	12-1-2014	855,000	856,445
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, HUD Insured)	5.00	12-1-2015	500,000	500,800
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, HUD Insured)	5.00	12-1-2019	1,835,000	1,836,193
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, HUD Insured)	5.00	12-1-2020	260,000	260,146
Puerto Rico Highway & Transportation Authority Prerefunded Bond Series W (Tax Revenue, National Insured)	5.50	7-1-2015	850,000	876,325

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Wisconsin Tax-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority Refunding Bond Series L (Transportation Revenue, BHAC/FGIC Insured)	5.25%	7-1-2021	$300,000	$334,731
Puerto Rico Highway & Transportation Authority Unrefunded Balance Series W (Tax Revenue, National Insured)	5.50	7-1-2015	335,000	344,219
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Hospital De La Concepcion Series A (Health Revenue)	6.50	11-15-2020	25,000	25,128
Puerto Rico Public Buildings Authority Government Facilities Unrefunded Balance Series D (Miscellaneous Revenue)	5.13	7-1-2024	5,000	3,699
Puerto Rico Public Buildings Authority Refunding Bond (Miscellaneous Revenue, National Insured)	5.50	7-1-2015	1,875,000	1,926,600
Puerto Rico Public Finance Corporation Commonwealth Appropriation Bonds Series A (Miscellaneous Revenue, Ambac Insured)	5.13	6-1-2024	5,385,000	6,388,872
Puerto Rico Sales Tax Financing Corporation First Sub Series A (Tax Revenue)	4.63	8-1-2019	200,000	194,042
University of Puerto Rico Refunding Bond Series P (Education Revenue)	5.00	6-1-2017	570,000	470,706
University of Puerto Rico Refunding Bond Series Q (Education Revenue)	5.00	6-1-2016	450,000	390,272

				25,509,431

Virgin Islands: 6.56%
Virgin Islands PFA Escrowed to Maturity Series A (Miscellaneous Revenue)	7.30	10-1-2018	10,000	11,484
Virgin Islands PFA Gross Receipts Taxes Loan Notes (Tax Revenue, AGM Insured)	4.00	10-1-2022	1,000,000	1,062,420
Virgin Islands PFA Gross Receipts Taxes Loan Notes (Tax Revenue, National Insured)	5.00	10-1-2016	250,000	268,900
Virgin Islands PFA Matching Fund Loan Notes Diageo Series A (Miscellaneous Revenue)	6.75	10-1-2037	1,850,000	2,051,761
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series 2009B (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2025	2,000,000	2,185,840
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series 2010A (Water & Sewer Revenue)	5.25	10-1-2019	2,700,000	2,734,560
Virgin Islands PFA Sub-Matching Fund Loan Notes Series A (Miscellaneous Revenue)	6.00	10-1-2039	1,000,000	1,062,670

				9,377,635

Wisconsin: 53.18%
Appleton WI RDA Fox Cities Performing Arts Center Project (Tax Revenue)	1.20	9-1-2014	370,000	370,159
Appleton WI RDA Fox Cities Performing Arts Center Project (Tax Revenue)	1.50	9-1-2015	400,000	401,000
Appleton WI RDA Fox Cities Performing Arts Center Project (Tax Revenue)	1.75	9-1-2016	415,000	417,316
Beloit WI CDA Series A (Tax Revenue)	1.25	6-1-2015	100,000	100,437
Cudahy WI CDA Series A (Miscellaneous Revenue)	1.20	6-1-2017	170,000	170,928
Cudahy WI CDA Series A (Miscellaneous Revenue)	1.50	6-1-2018	200,000	200,550
Glendale WI CDA Bayshore Public Parking Series A (Transportation Revenue)	4.75	10-1-2020	100,000	100,725
Glendale WI CDA Series 2011A (Miscellaneous Revenue)	3.50	10-1-2017	1,635,000	1,758,917
Glendale WI CDA Series 2011A (Miscellaneous Revenue)	3.50	10-1-2018	1,700,000	1,842,086
Green Bay WI Housing Authority University Student Village Housing (Education Revenue)	5.00	4-1-2016	1,445,000	1,486,443
Green Bay WI Housing Authority University Student Village Housing Series 2009 (Education Revenue)	4.38	4-1-2022	200,000	215,334
Green Bay WI Housing Authority University Student Village Housing Series 2009 (Education Revenue)	5.00	4-1-2030	1,320,000	1,416,149
Green Bay WI RDA Bellin Memorial Hospital Incorporated (Health Revenue)	4.25	12-1-2015	50,000	52,095
Green Bay WI RDA Bellin Memorial Hospital Incorporated (Health Revenue)	5.50	12-1-2023	250,000	271,570
Green Bay WI RDA Bellin Memorial Hospital Incorporated (Health Revenue)	6.15	12-1-2032	365,000	398,062
Green Bay WI RDA Pine Street Parking Ramp Project (Miscellaneous Revenue)	2.50	4-1-2015	125,000	127,185
Green Bay WI RDA Pine Street Parking Ramp Project (Miscellaneous Revenue)	2.70	4-1-2016	405,000	421,180
Greenfield WI CDA Layton Terrace Project (Housing Revenue) ±	4.75	9-1-2033	500,000	500,470
Little Chute WI CDA (Miscellaneous Revenue, Associated Bank NA LOC) ø	0.16	7-1-2053	855,000	855,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Wisconsin Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Wisconsin (continued)
Little Chute WI CDA (Miscellaneous Revenue)	4.25%	3-1-2017	$200,000	$200,482
Little Chute WI CDA (Miscellaneous Revenue)	4.35	3-1-2018	200,000	200,442
Madison WI CDA Wisconsin Alumni Research Foundation (Education Revenue)	5.00	10-1-2023	150,000	175,340
Madison WI CDA Wisconsin Alumni Research Foundation (Education Revenue)	5.00	10-1-2025	475,000	553,679
Madison WI CDA Wisconsin Alumni Research Foundation (Education Revenue)	5.00	10-1-2039	5,000,000	5,643,050
Milwaukee WI Housing Authority Veterans Housing Project (Housing Revenue, FNMA Insured)	5.10	7-1-2022	1,050,000	1,074,329
Milwaukee WI RDA Historic Third Ward Package (Transportation Revenue, Northern Trust Company LOC) ø	0.06	9-1-2028	575,000	575,000
Milwaukee WI RDA Public Schools Series A (Miscellaneous Revenue)	5.00	8-1-2020	3,100,000	3,614,414
Milwaukee WI RDA Public Schools Series A (Miscellaneous Revenue)	5.00	8-1-2021	3,330,000	3,899,363
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A (Education Revenue)	6.25	8-1-2043	2,100,000	2,254,812
Milwaukee WI RDA Summer Festival Project (Miscellaneous Revenue)	3.15	8-1-2017	50,000	53,363
Milwaukee WI RDA Summer Festival Project (Miscellaneous Revenue)	4.60	8-1-2024	870,000	941,732
Milwaukee WI RDA Summer Festival Project (Miscellaneous Revenue)	5.00	8-1-2030	3,000,000	3,244,200
Milwaukee WI RDA Wisconsin Housing Preservation Corporation (Housing Revenue, Johnson Bank LOC) ø	0.95	12-1-2038	1,500,000	1,500,000
Monroe WI RDA Monroe Clinic Incorporated (Health Revenue)	5.50	2-15-2029	1,000,000	1,070,120
Monroe WI RDA Monroe Clinic Incorporated (Health Revenue)	5.88	2-15-2039	1,570,000	1,699,290
Neenah WI CDA Series A (Miscellaneous Revenue)	4.13	12-1-2018	300,000	304,950
Oostburg WI CDA Series A (Miscellaneous Revenue)	1.20	5-1-2015	80,000	80,259
Oostburg WI CDA Series A (Miscellaneous Revenue)	1.40	5-1-2016	70,000	70,503
Oostburg WI CDA Series A (Miscellaneous Revenue)	1.75	5-1-2018	50,000	50,018
Pittsville WI CDA Series A (Miscellaneous Revenue)	1.20	6-1-2015	100,000	100,054
Pittsville WI CDA Series A (Miscellaneous Revenue)	1.45	6-1-2016	50,000	49,982
Pittsville WI CDA Series A (Miscellaneous Revenue)	1.65	6-1-2017	100,000	99,490
Platteville WI RDA University of Wisconsin Platteville Real Estate (Education Revenue)	5.00	7-1-2022	1,000,000	1,095,870
Racine WI Elderly Housing Authority Wisconsin Housing Preservation Corporation (Housing Revenue, Johnson Bank LOC) ø	0.95	10-1-2042	1,470,000	1,470,000
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2015	160,000	172,182
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2017	1,765,000	2,033,810
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2018	380,000	450,916
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2019	100,000	120,890
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2021	2,000,000	2,480,860
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2023	1,600,000	1,959,040
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2026	2,330,000	2,847,283
Sturgeon Bay WI Waterfront RDA Series A (Miscellaneous Revenue)	4.35	10-1-2018	150,000	157,961
Sun Prairie WI CDA Tax Incremental # 6 & 7 (Miscellaneous Revenue)	3.80	2-1-2018	300,000	317,118
Sun Prairie WI CDA Tax Incremental # 6 & 7 (Miscellaneous Revenue)	4.00	2-1-2019	220,000	231,504
Sun Prairie WI CDA Tax Incremental # 6 & 7 (Miscellaneous Revenue)	4.50	2-1-2022	250,000	261,023
Verona WI CDA Economic Improvements (Industrial Development Revenue)	4.30	2-1-2015	100,000	100,274
Verona WI CDA Public Improvements (Miscellaneous Revenue)	5.38	12-1-2022	830,000	831,536
Warrens WI CDA Economic Improvements (Miscellaneous Revenue)	5.10	11-1-2020	70,000	47,674

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Wisconsin Tax-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Wisconsin (continued)
Warrens WI CDA Public Improvements (Miscellaneous Revenue)	3.70%	10-1-2014	$250,000	$136,275
Warrens WI CDA Public Improvements (Miscellaneous Revenue)	5.00	11-1-2016	70,000	21,014
Waukesha WI Housing Authority Preservation Corporation Project (Housing Revenue, Johnson Bank LOC) ø	0.95	12-1-2042	1,000,000	1,000,000
Waukesha WI Housing Authority The Arboretum Project (Housing Revenue) ±	5.00	12-1-2027	340,000	340,656
Waukesha WI RDA Welldall Manufacturing Incorporated Project (Industrial Development Revenue, U.S. Bank NA LOC)	2.30	12-1-2016	135,000	140,342
Waukesha WI RDA Welldall Manufacturing Incorporated Project (Industrial Development Revenue, U.S. Bank NA LOC)	2.65	12-1-2017	335,000	353,941
Waukesha WI RDA Welldall Manufacturing Incorporated Project (Industrial Development Revenue, U.S. Bank NA LOC)	4.00	12-1-2023	150,000	158,189
Waukesha WI RDA Welldall Manufacturing Incorporated Project (Industrial Development Revenue, U.S. Bank NA LOC)	4.20	12-1-2024	150,000	161,225
Waukesha WI RDA Welldall Manufacturing Incorporated Project (Industrial Development Revenue, U.S. Bank NA LOC)	4.25	12-1-2025	250,000	265,318
Weston WI CDA Series A (Miscellaneous Revenue)	5.25	10-1-2020	720,000	726,120
Wisconsin Center District CAB (Tax Revenue, National Insured) ¤	0.00	12-15-2019	175,000	154,074
Wisconsin Center District CAB (Tax Revenue, AGM Insured) ¤	0.00	12-15-2030	190,000	101,270
Wisconsin Center District Junior Dedicated Bond (Tax Revenue, AGM Insured)	5.25	12-15-2015	30,000	31,932
Wisconsin Center District Junior Dedicated Bond (Tax Revenue, AGM Insured)	5.25	12-15-2018	65,000	74,567
Wisconsin Center District Junior Dedicated Bond (Tax Revenue, AGM Insured)	5.25	12-15-2019	2,000,000	2,323,440
Wisconsin Center District Junior Dedicated Bond (Tax Revenue, AGM Insured)	5.25	12-15-2023	2,790,000	3,280,984
Wisconsin Center District Junior Dedicated Bond (Tax Revenue, AGM Insured)	5.25	12-15-2027	485,000	569,235
Wisconsin Center District Junior Dedicated Bond Series A (Tax Revenue)	5.00	12-15-2022	730,000	820,586
Wisconsin Housing & EDA (Housing Revenue, FHA Insured)	6.10	6-1-2021	80,000	90,269
Wisconsin Housing & EDA AMT Series A (Housing Revenue)	4.63	11-1-2037	25,000	25,058
Wisconsin Housing & EDA AMT Series A (Housing Revenue)	4.75	5-1-2037	285,000	285,046
Wisconsin Housing & EDA MFHR Series A (Housing Revenue) ±	4.25	12-1-2035	1,960,000	2,044,554
Wisconsin Housing & EDA President House Project (Housing Revenue, Associated Bank NA LOC) ø	0.16	8-1-2046	1,820,000	1,820,000
Wisconsin Housing & EDA Series A (Housing Revenue)	5.75	11-1-2043	3,485,000	3,724,594
Wisconsin Housing & EDA Series E (Housing Revenue)	4.90	11-1-2035	2,015,000	2,031,483
Wisconsin Oneida Tribe of Indians (Tax Revenue) 144A	5.50	2-1-2021	685,000	768,714
Wisconsin Refunding Bond of 2011 Series 1 (GO)	5.00	5-1-2022	1,225,000	1,457,858

				76,045,163

Total Municipal Obligations (Cost $117,617,440)				122,291,817

Total investments in securities
(Cost $117,617,440) *	85.52%	122,291,817
Other assets and liabilities, net	14.48	20,707,078

Total net assets	100.00%	$142,998,895

±	Variable rate investment. The rate shown is the rate in effect at period end.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

*	Cost for federal income tax purposes is $117,614,238 and unrealized gains (losses) consists of:

Gross unrealized gains	$5,312,366
Gross unrealized losses	(634,787)

Net unrealized gains	$4,677,579

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2014	Wells Fargo Advantage Wisconsin Tax-Free Fund	13

Assets
Investments in unaffiliated securities, at value (see cost below)	$122,291,817
Cash	18,791,667
Receivable for investments sold	1,725,000
Receivable for Fund shares sold	185,300
Receivable for interest	1,385,500
Prepaid expenses and other assets	22,782

Total assets	144,402,066

Liabilities
Dividends payable	24,382
Payable for investments purchased	1,084,571
Payable for Fund shares redeemed	170,824
Advisory fee payable	15,288
Distribution fees payable	6,425
Administration fees payable	27,355
Accrued expenses and other liabilities	74,326

Total liabilities	1,403,171

Total net assets	$142,998,895

NET ASSETS CONSIST OF
Paid-in capital	$137,975,594
Overdistributed net investment income	(10,698)
Accumulated net realized gains on investments	359,622
Net unrealized gains on investments	4,674,377

Total net assets	$142,998,895

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$19,825,108
Shares outstanding – Class A1	1,809,158
Net asset value per share – Class A	$10.96
Maximum offering price per share – Class A2	$11.48
Net assets – Class C	$10,430,719
Shares outstanding – Class C1	951,881
Net asset value per share – Class C	$10.96
Net assets – Investor Class	$112,743,068
Shares outstanding – Investor Class[1]	10,288,064
Net asset value per share – Investor Class	$10.96

Investments in unaffiliated securities, at cost	$117,617,440

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Wisconsin Tax-Free Fund	Statement of operations—year ended June 30, 2014

Investment income
Interest	$5,393,332

Expenses
Advisory fee	506,744
Administration fees
Fund level	72,392
Class A	32,563
Class C	17,124
Investor Class	216,086
Shareholder servicing fees
Class A	50,880
Class C	26,756
Investor Class	283,823
Distribution fees
Class C	80,268
Custody and accounting fees	9,052
Professional fees	45,732
Registration fees	52,483
Shareholder report expenses	22,366
Trustees’ fees and expenses	14,252
Other fees and expenses	10,377

Total expenses	1,440,898
Less: Fee waivers and/or expense reimbursements	(313,024)

Net expenses	1,127,874

Net investment income	4,265,458

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	741,993
Net change in unrealized gains (losses) on investments	1,267,295

Net realized and unrealized gains (losses) on investments	2,009,288

Net increase in net assets resulting from operations	$6,274,746

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Wisconsin Tax-Free Fund	15

	Year ended June 30, 2014		Year ended June 30, 2013

Operations
Net investment income		$4,265,458		$3,921,464
Net realized gains on investments		741,993		954,073
Net change in unrealized gains (losses) on investments		1,267,295		(4,436,388)

Net increase in net assets resulting from operations		6,274,746		439,149

Distributions to shareholders from
Net investment income
Class A		(614,858)		(602,428)
Class C		(243,713)		(206,299)
Investor Class		(3,406,831)		(3,112,760)
Net realized gains
Class A		(149,910)		(27,770)
Class C		(78,371)		(14,336)
Investor Class		(843,712)		(153,964)

Total distributions to shareholders		(5,337,395)		(4,117,557)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	477,359	5,145,319	1,004,992	11,196,135
Class C	161,136	1,742,442	263,491	2,933,480
Investor Class	1,404,090	15,125,122	2,419,596	26,977,772

		22,012,883		41,107,387

Reinvestment of distributions
Class A	63,758	685,335	48,659	541,653
Class C	28,834	309,706	18,368	204,535
Investor Class	361,702	3,888,245	264,211	2,941,696

		4,883,286		3,687,884

Payment for shares redeemed
Class A	(1,093,429)	(11,711,174)	(571,826)	(6,354,797)
Class C	(351,862)	(3,783,217)	(195,501)	(2,167,583)
Investor Class	(3,054,100)	(32,782,075)	(2,058,891)	(22,838,475)

		(48,276,466)		(31,360,855)

Net increase (decrease) in net assets resulting from capital share transactions		(21,380,297)		13,434,416

Total increase (decrease) in net assets		(20,442,946)		9,756,008

Net assets
Beginning of period		163,441,841		153,685,833

End of period		$142,998,895		$163,441,841

Overdistributed net investment income		$(10,698)		$(10,754)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Wisconsin Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.86	$11.09	$10.68	$10.67	$10.43
Net investment income	0.33	0.27	0.34	0.36	0.32
Net realized and unrealized gains (losses) on investments	0.18	(0.22)	0.42	0.01	0.35

Total from investment operations	0.51	0.05	0.76	0.37	0.67
Distributions to shareholders from
Net investment income	(0.33)	(0.27)	(0.34)	(0.36)	(0.32)
Net realized gains	(0.08)	(0.01)	(0.01)	0.00	(0.11)

Total distributions to shareholders	(0.41)	(0.28)	(0.35)	(0.36)	(0.43)
Net asset value, end of period	$10.96	$10.86	$11.09	$10.68	$10.67
Total return[1]	4.80%	0.46%	7.19%	3.52%	6.52%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.90%	0.92%	0.92%	0.93%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	3.02%	2.44%	3.06%	3.43%	3.00%
Supplemental data
Portfolio turnover rate	25%	31%	14%	60%	48%
Net assets, end of period (000s omitted)	$19,825	$25,641	$20,844	$11,540	$7,535

1.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Wisconsin Tax-Free Fund	17

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.86	$11.09	$10.68	$10.67	$10.43
Net investment income	0.25	0.19	0.26	0.27	0.23
Net realized and unrealized gains (losses) on investments	0.18	(0.22)	0.42	0.01	0.35

Total from investment operations	0.43	(0.03)	0.68	0.28	0.58
Distributions to shareholders from
Net investment income	(0.25)	(0.19)	(0.26)	(0.27)	(0.23)
Net realized gains	(0.08)	(0.01)	(0.01)	0.00	(0.11)

Total distributions to shareholders	(0.33)	(0.20)	(0.27)	(0.27)	(0.34)
Net asset value, end of period	$10.96	$10.86	$11.09	$10.68	$10.67
Total return[1]	4.02%	(0.29)%	6.40%	2.71%	5.67%
Ratios to average net assets (annualized)
Gross expenses	1.67%	1.65%	1.67%	1.67%	1.68%
Net expenses	1.45%	1.45%	1.45%	1.48%	1.49%
Net investment income	2.28%	1.69%	2.32%	2.56%	2.20%
Supplemental data
Portfolio turnover rate	25%	31%	14%	60%	48%
Net assets, end of period (000s omitted)	$10,431	$12,094	$11,393	$9,552	$10,979

1.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Wisconsin Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INVESTOR CLASS	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.86	$11.09	$10.68	$10.67	$10.43
Net investment income	0.32	0.27	0.33	0.35	0.31
Net realized and unrealized gains (losses) on investments	0.18	(0.22)	0.42	0.01	0.35

Total from investment operations	0.50	0.05	0.75	0.36	0.66
Distributions to shareholders from
Net investment income	(0.32)	(0.27)	(0.33)	(0.35)	(0.31)
Net realized gains	(0.08)	(0.01)	(0.01)	0.00	(0.11)

Total distributions to shareholders	(0.40)	(0.28)	(0.34)	(0.35)	(0.42)
Net asset value, end of period	$10.96	$10.86	$11.09	$10.68	$10.67
Total return	4.77%	0.43%	7.16%	3.49%	6.46%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.93%	0.95%	0.95%	0.99%
Net expenses	0.73%	0.73%	0.73%	0.73%	0.75%
Net investment income	3.00%	2.41%	3.04%	3.32%	2.94%
Supplemental data
Portfolio turnover rate	25%	31%	14%	60%	48%
Net assets, end of period (000s omitted)	$112,743	$125,707	$121,449	$100,804	$108,326

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Wisconsin Tax-Free Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Wisconsin Tax-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

20	Wells Fargo Advantage Wisconsin Tax-Free Fund	Notes to financial statements

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2014, the Fund had $312,233 of current year deferred post-October capital losses, which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

Notes to financial statements	Wells Fargo Advantage Wisconsin Tax-Free Fund	21
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2014:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$122,291,817	$0	$122,291,817

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended June 30, 2014, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2014, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, and 0.73% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C.

22	Wells Fargo Advantage Wisconsin Tax-Free Fund	Notes to financial statements

In addition, Funds Distributor is entitled to receive the front-end sales charges from purchases of Class A shares and the contingent deferred sales charges from redemptions of Class A and Class C shares. For the year ended June 30, 2014, Funds Distributor received $1,945 from the sale of Class A shares and $475 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2014 were $33,699,994 and $72,341,023, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2014, the Fund paid $185 in commitment fees.

For the year ended June 30, 2014, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 were as follows:

	Year ended June 30,
	2014	2013
Ordinary income	$91,787	$ 52,615
Tax-exempt income	4,265,402	3,921,487
Long-term capital gain	980,206	143,455

As of June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred
$668,658	$13,680	$4,677,579	$(312,233)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S., therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Wisconsin Tax-Free Fund	23

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Wells Fargo Advantage Wisconsin Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Wisconsin Tax-Free Fund as of June 30, 2014, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2014

24	Wells Fargo Advantage Wisconsin Tax-Free Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $980,206 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2014.

For the fiscal year ended June 30, 2014, $91,787 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2014.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	25

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

26	Wells Fargo Advantage Wisconsin Tax-Free Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013. Senior Vice President and Secretary of Wells Fargo Funds Management , LLC since 2001.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President and Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	27

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at in-person meetings held on March 27-28, 2014 (the “March Meeting”) and May 15-16, 2014 (the “ May Meeting”, and together with the March Meeting, the “Meetings”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Wisconsin Tax-Free Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At each of the March Meeting and the May Meeting, the Board received the information, considered the factors and reached the conclusions discussed below, and unanimously approved the renewal of the Advisory Agreements.

At the Meetings, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meetings, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to

28	Wells Fargo Advantage Wisconsin Tax-Free Fund	Other information (unaudited)

other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for the one-, three-, and ten-year periods under review, and lower than the average performance of the Universe for the five-year period under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Barclays Municipal Bond Index, for the one-year period under review, and lower than its benchmark for the three-, five-, and ten-year periods under review.

The Board received an analysis of, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the five-year period under review, and relative to its benchmark for the three-, five-, and ten-year periods under review. Funds Management advised the Board about the market conditions and investment decisions that it believed contributed to the underperformance. The Board noted the positive short-term performance of the Fund relative to the Universe and benchmark, and was satisfied with the explanation of factors contributing to underperformance and with the steps being taken by Funds Management and the Sub-Adviser to address the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of year-to-year variations in the funds comprising such expense Groups and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the administration fees payable to Funds Management include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Group for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	29

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory fee and administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

30	Wells Fargo Advantage Wisconsin Tax-Free Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

226298 08-14 A259/AR259 06-14

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended June 30, 2014	Fiscal year ended June 30, 2013
Audit fees	$461,370	$440,370
Audit-related fees	—	—
Tax fees (1)	31,460	30,710
All other fees	—	—

	$492,830	$471,080

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

The summary portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form. The portfolio of investments for Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, Wells Fargo Advantage Municipal Bond Fund, and Wells Fargo Advantage Ultra Short-Term Municipal Income Fund are filed under this Item.

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 90.86%

Alabama: 0.73%
Alabama Public School & College Authority Capital Improvement (Tax Revenue)	5.00%	12-1-2017	$2,640,000	$3,018,682
Jefferson County AL Sewer Revenue Warrants Series A (GO)	4.90	4-1-2021	4,470,000	4,811,776
Jefferson County AL Sub Lien Series D (Water & Sewer Revenue)	5.00	10-1-2023	3,500,000	3,891,265
Mobile AL Industrial Development Board Alabama Power Company Series C (Industrial Development Revenue) ±	5.00	6-1-2034	3,000,000	3,092,010

				14,813,733

Alaska: 0.19%
Alaska Energy Authority Bradley Lake Fourth Series (Utilities Revenue, AGM Insured)	6.00	7-1-2015	350,000	370,143
Alaska Railroad Corporation Series A (Miscellaneous Revenue, National Insured)	5.00	8-1-2020	3,245,000	3,600,782

				3,970,925

Arizona: 1.06%
Arizona Sports & Tourism Authority Series A (Tax Revenue)	4.00	7-1-2020	1,365,000	1,496,040
Arizona Sports & Tourism Authority Series A (Tax Revenue)	5.00	7-1-2021	795,000	920,038
Arizona Sports & Tourism Authority Series A (Tax Revenue)	5.00	7-1-2022	1,000,000	1,163,780
Greater Arizona Development Authority Infrastructure Pinal County Road Project Series 1 (Miscellaneous Revenue, National Insured)	4.50	8-1-2023	2,755,000	2,959,779
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B (GO) ±	1.00	7-1-2024	1,575,000	1,653,104
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B (GO) ±	1.00	7-1-2025	1,270,000	1,321,346
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B (GO) ±	1.00	7-1-2027	420,000	449,501
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B (GO) ±	1.00	7-1-2029	960,000	1,075,680
Phoenix AZ Civic Improvement Corporation Series A (Airport Revenue)	5.00	7-1-2029	5,000,000	5,506,450
Pima County AZ IDA Series A (Education Revenue)	7.00	7-1-2021	775,000	814,269
Pima County AZ IDA Series A (Education Revenue)	7.75	7-1-2035	1,000,000	1,059,070
Pinal County AZ Electrical District # 4 (Utilities Revenue)	4.75	12-1-2015	620,000	643,963
Tempe AZ Series A (GO)	4.00	7-1-2019	2,160,000	2,440,476
Verrado AZ Community Facilities District #1 (GO)	4.85	7-15-2014	100,000	100,126

				21,603,622

Arkansas: 0.83%
Pulaski County AR HCFR Catholic Healthcare Series B (Health Revenue, U.S. Bank NA SPA) ø	0.10	12-1-2028	16,900,000	16,900,000

California: 13.61%
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2018	5,570,000	5,101,786
Bay Area CA Toll Authority Toll Bridge Revenue San Francisco Bay Area Series A (Transportation Revenue) ±	1.31	4-1-2036	20,000,000	20,234,800
California (GO)	5.25	3-1-2024	5,000,000	5,922,700
California (GO)	5.25	3-1-2030	1,440,000	1,652,170
California (GO)	6.00	3-1-2033	2,510,000	3,023,119
California DWR Power Supply Project (Utilities Revenue)	5.00	5-1-2021	1,500,000	1,721,775
California DWR Power Supply Project Series L (Utilities Revenue)	5.00	5-1-2019	5,000,000	5,899,550

2	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Infrastructure & Economic Development Bank California Independent System Operator Series A (Utilities Revenue)	5.25%	2-1-2024	$1,800,000	$1,853,748
California Public Works Board Department of Corrections Project Series A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2019	2,570,000	2,855,938
California Public Works Board Department of General Services Buildings 8 & 9A (Miscellaneous Revenue)	6.25	4-1-2034	2,750,000	3,228,225
California Public Works Board Regents University of California Series G (Miscellaneous Revenue)	5.00	12-1-2030	12,110,000	14,927,028
California Public Works Board Series D (Miscellaneous Revenue)	5.25	12-1-2026	5,000,000	5,796,350
California Public Works Board University of California Institute Project C (Miscellaneous Revenue)	5.00	4-1-2030	1,350,000	1,398,978
California Public Works Board University of California Research Project Series L (Education Revenue, National Insured)	5.25	11-1-2028	1,890,000	2,016,573
California Statewide CDA Kaiser Permanente Series E (Health Revenue) ø	0.04	11-1-2036	10,000,000	10,000,000
California Statewide CDA Series A (Education Revenue)	6.90	8-1-2031	1,915,000	2,107,936
California Statewide CDA Series C (Health Revenue)	5.25	8-15-2031	3,000,000	3,330,420
California Various Purposes (GO)	6.00	4-1-2038	8,055,000	9,488,548
Cerritos CA Community College District Series D (GO) ¤	0.00	8-1-2025	1,800,000	1,202,652
Colton CA Public Financing Authority Series A (Utilities Revenue)	5.00	4-1-2022	1,000,000	1,155,560
Compton CA Community College District Election of 2002 CAB Series C (GO) ¤	0.00	8-1-2029	1,565,000	740,746
Compton CA Community College District Series C (GO) ¤	0.00	8-1-2031	2,400,000	998,352
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2025	1,065,000	683,368
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2026	1,250,000	762,613
Emery CA Unified School District CAB Election of 2010 Series A (GO, AGM Insured)	6.25	8-1-2031	4,500,000	5,379,615
Golden State Tobacco Securitization Corporation Series A (Tobacco Revenue, AGM Insured) ¤	0.00	6-1-2026	7,500,000	4,834,050
Jurupa CA Unified School District (GO, AGM Insured)	5.00	8-1-2021	1,795,000	2,110,328
Los Angeles CA Department of Airports Series A (Airport Revenue)	4.00	5-15-2019	2,000,000	2,273,380
Los Angeles CA Harbor Department Series C (Airport Revenue)	5.25	8-1-2023	7,725,000	9,166,871
Los Angeles CA Metropolitan Transportation Authority Series A (Tax Revenue, Ambac Insured)	5.00	7-1-2035	1,650,000	1,712,915
Los Angeles CA Municipal Improvement Corporation Series C (Miscellaneous Revenue)	4.50	9-1-2019	1,925,000	2,186,126
Los Angeles CA Municipal Improvement Corporation Series C (Miscellaneous Revenue)	5.00	9-1-2018	2,380,000	2,720,530
Los Angeles CA Schools Regionalized Business Services Project Series A (Miscellaneous Revenue, Ambac Insured) ¤	0.00	8-1-2015	1,100,000	1,079,210
M-S-R California Energy Authority Gas Series B (Utilities Revenue)	7.00	11-1-2034	2,000,000	2,707,100
M-S-R California Energy Authority Gas Series C (Utilities Revenue)	7.00	11-1-2034	5,000,000	6,767,750
Merrill Lynch PFOTER Series PT-4211 (GO, Dexia Credit Local SPA) 144Aø	0.33	2-1-2025	6,190,000	6,190,000
New Haven CA Unified School District CAB Project (GO, AGM Insured) ¤	0.00	8-1-2033	5,590,000	2,329,129
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.88	7-1-2027	14,000,000	12,540,080
Northern California Power Agency Series A (Utilities Revenue)	5.25	8-1-2023	5,150,000	5,858,125
Northern Humboldt CA High School District Election of 2010 Series A (GO)	6.50	8-1-2034	1,145,000	1,402,350
Oakland CA Unified School District Alameda County Election of 2006 Project Series A (GO)	6.50	8-1-2020	1,730,000	2,091,622
Oakland CA Unified School District Alameda County Election of 2012 (GO)	6.25	8-1-2028	2,000,000	2,382,560
Oakland CA Unified School District Alameda County Election of 2012 (GO)	6.25	8-1-2030	2,000,000	2,368,640
Oakland CA Unified School District Alameda County Series A (GO)	6.25	8-1-2019	1,285,000	1,512,291
Oxnard CA School District Series A (GO, National Insured)	5.75	8-1-2030	1,825,000	2,145,251
Pasadena CA PFA Rose Bowl Renovation Series A (Miscellaneous Revenue)	5.00	3-1-2021	1,655,000	1,945,353

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	3

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Patterson CA Unified School District CAB Election of 2008 Project Series B (GO, AGM Insured) ¤	0.00%	8-1-2033	$3,000,000	$1,247,670
Peralta CA Community College District Alameda County (GO)	5.00	8-1-2023	3,045,000	3,618,800
Peralta CA Community College District Alameda County (GO)	5.00	8-1-2024	3,000,000	3,530,520
Pomona CA Unified School District Series B (GO, AGM Insured)	4.00	8-1-2021	1,000,000	1,119,940
Pomona CA Unified School District Series B (GO, AGM Insured)	5.00	8-1-2022	1,000,000	1,191,070
Richmond CA Joint Powers Financing Authority Point Potrero Series A (Miscellaneous Revenue)	6.25	7-1-2024	2,700,000	3,204,549
Rio Hondo CA Community College District (GO) ¤	0.00	8-1-2030	2,315,000	1,151,273
Sacramento CA Municipal Utility District Series B (Utilities Revenue)	5.00	8-15-2030	1,075,000	1,235,293
Sacramento County CA Airport Systems (Airport Revenue)	5.00	7-1-2025	2,000,000	2,252,180
San Diego CA Community College District Election of 2012 (GO)	5.00	8-1-2032	3,095,000	3,578,687
San Diego CA PFFA Series B (Water & Sewer Revenue)	5.00	5-15-2021	2,170,000	2,561,750
San Diego CA Unified School District Election of 1998 Series E-2 (GO, AGM Insured)	5.50	7-1-2027	5,000,000	6,279,250
San Gorgonio CA Memorial Healthcare District (GO)	7.00	8-1-2029	2,000,000	2,389,520
San Jose CA Libraries & Parks Project (GO)	5.13	9-1-2031	6,110,000	6,133,707
San Jose CA Redevelopment Agency Series A-1 (Tax Revenue)	5.50	8-1-2030	1,355,000	1,447,181
Santa Ana CA Financing Authority Police Administration and Holding Facilities Series A (Miscellaneous Revenue, National Insured)	6.25	7-1-2019	500,000	615,410
Santa Ana CA Financing Authority Police Administration and Holding Facilities Series A (Miscellaneous Revenue, National Insured)	6.25	7-1-2019	500,000	599,630
Southern California Public Power Authority Milford Wind Corridor Project # 1 (Utilities Revenue)	5.00	7-1-2024	5,000,000	5,851,800
Southern California Public Power Authority Natural Gas Project #1 Series A (Utilities Revenue)	5.25	11-1-2025	3,280,000	3,753,632
Southern California Public Power Authority Southern Transmission Project Series S (Utilities Revenue)	5.75	7-1-2024	2,000,000	2,356,280
Stockton CA Unified School District (GO, AGM Insured)	5.00	8-1-2021	1,165,000	1,297,985
Sylvan CA Unified School District CAB Election of 2006 (GO, AGM Insured) ¤	0.00	8-1-2031	2,590,000	1,174,979
Sylvan CA Unified School District CAB Election of 2006 (GO, AGM Insured) ¤	0.00	8-1-2032	2,800,000	1,204,280
Tustin CA Unified School District #88-1 Election of 2008 Series B (GO)	6.00	8-1-2036	2,500,000	2,970,225
University of California Limited Project Series G (Health Revenue)	5.25	5-15-2030	15,000,000	17,421,750
University of California Series Q (Education Revenue)	5.25	5-15-2024	2,155,000	2,441,550
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2016	300,000	322,368
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2018	445,000	496,656
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2019	905,000	1,018,478
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2020	1,300,000	1,387,048
Washington Township CA Health Care District Series A (Health Revenue)	5.13	7-1-2017	260,000	286,603
West Basin CA Municipal Water District Certificate of Participation Refunding Bond Series B (Water & Sewer Revenue, AGM Insured)	5.00	8-1-2022	2,560,000	2,928,845
West Contra Costa CA University (GO, AGM Insured) ¤	0.00	8-1-2026	4,620,000	2,852,157

				277,727,277

Colorado: 1.56%
Colorado ECFA Charter School Monument Academy Project Series A (Education Revenue)	5.50	10-1-2017	750,000	782,085
Colorado Educational and Cultural First Academy Project (Education Revenue, Fifth Third Bank LOC) ø	0.11	4-1-2038	6,715,000	6,715,000
Colorado HCFR Catholic Health Initiatives Series B-6 (Health Revenue, JPMorgan Chase & Company SPA) ø	0.10	3-1-2044	19,000,000	19,000,000

4	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Colorado (continued)
Denver CO City & County Airport Sub Series G1 (Airport Revenue, AGM Insured, Morgan Stanley Bank SPA) ø	0.26%	11-15-2025	$5,000,000	$5,000,000
North Range CO Metropolitan District # 1 (GO, ACA Insured)	5.00	12-15-2015	250,000	254,925

				31,752,010

Connecticut: 1.20%
Connecticut Securities Industry & Financial Markets Association Series A (Miscellaneous Revenue) ±	1.05	3-1-2025	2,400,000	2,375,064
Connecticut Series A (Miscellaneous Revenue) ±	0.91	3-1-2022	3,000,000	2,988,060
Connecticut Series A (Miscellaneous Revenue) ±	0.96	3-1-2023	3,000,000	2,976,840
Connecticut Series A (Miscellaneous Revenue) ±	1.01	3-1-2024	5,500,000	5,448,795
Connecticut Series A (Miscellaneous Revenue) ±	1.16	4-15-2019	2,300,000	2,346,414
Connecticut Series A (GO) ±	1.31	4-15-2020	3,300,000	3,357,156
Hamden CT (GO)	4.00	8-15-2020	1,235,000	1,331,614
Hamden CT (GO)	4.00	8-15-2021	1,235,000	1,325,192
Hamden CT (GO, AGM Insured)	5.00	8-15-2021	1,000,000	1,143,310
Hamden CT (GO, AGM Insured)	5.00	8-15-2022	1,000,000	1,141,230

				24,433,675

District of Columbia: 0.71%
District of Columbia Federal Highway Grant Anticipation Bonds (Miscellaneous Revenue)	5.00	12-1-2023	1,000,000	1,181,230
District of Columbia Federal Highway Grant Anticipation Bonds (Miscellaneous Revenue)	5.00	12-1-2025	3,520,000	4,087,635
District of Columbia Federal Highway Grant Anticipation Bonds (Miscellaneous Revenue)	5.25	12-1-2025	2,630,000	3,010,561
District of Columbia Howard University Series A (Education Revenue)	5.75	10-1-2026	2,510,000	2,786,326
District of Columbia Medical Association of Colleges Series B (Miscellaneous Revenue)	5.00	10-1-2024	3,095,000	3,431,736

				14,497,488

Florida: 4.92%
Boynton Beach FL Utilities Systems (Water & Sewer Revenue, National Insured)	5.50	11-1-2016	1,500,000	1,639,965
Cityplace Florida Community Development District Special Assessment (Miscellaneous Revenue)	5.00	5-1-2021	2,945,000	3,284,117
Daytona Beach FL Utility System (Water & Sewer Revenue, AGM Insured)	5.00	11-1-2022	2,205,000	2,609,177
Escambia County FL School Board (Miscellaneous Revenue, National Insured)	5.00	2-1-2021	4,720,000	4,853,812
Florida Board of Governors Series A (Housing Revenue)	5.00	7-1-2026	2,275,000	2,484,869
Florida Board of Public Education Series A (Tax Revenue)	4.00	6-1-2021	1,000,000	1,105,470
Florida Development Finance Corporation Renaissance Charter School Series A (Education Revenue)	5.00	9-15-2020	2,570,000	2,640,161
Florida HEFAR (Education Revenue)	4.00	4-1-2021	1,000,000	1,065,120
Florida Municipal Loan Council (Tax Revenue, AGM Insured)	5.00	5-1-2022	1,000,000	1,144,000
Gulf Breeze FL Capital Funding Loan Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2017	1,665,000	1,873,008
Gulf Breeze FL Capital Funding Loan Program Series B (Miscellaneous Revenue, AGM Insured)	4.00	10-1-2016	1,000,000	1,072,220
Gulf Breeze FL Capital Funding Loan Program Series B (Miscellaneous Revenue, AGM Insured)	4.00	10-1-2017	1,000,000	1,093,060
Gulf Breeze FL Local Government Loan Series B (Miscellaneous Revenue, FGIC Insured) ±	5.50	12-1-2015	850,000	852,907

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Gulf Breeze FL Local Government Loan Series J (Water & Sewer Revenue) ±	4.10%	12-1-2020	$3,000,000	$3,177,360
Gulf Breeze FL Local Government Loan Series J (Water & Sewer Revenue) ±	4.20	12-1-2020	3,290,000	3,534,217
Gulf Breeze FL Miami Beach Local Government Series B (Miscellaneous Revenue, FGIC Insured) ±	4.75	12-1-2015	240,000	240,655
Miami FL HFA Jewish Home & Hospital Project (Health Revenue, SunTrust Bank LOC) ø	0.21	8-1-2026	7,620,000	7,620,000
Miami FL Special Obligation Series A (Miscellaneous Revenue, AGM Insured)	5.00	2-1-2019	2,150,000	2,449,775
Miami-Dade County FL Aviation Series A (Airport Revenue)	5.50	10-1-2019	3,000,000	3,581,220
Miami-Dade County FL Educational Facilities Authority University of Miami Series A (Education Revenue)	5.25	4-1-2016	1,000,000	1,075,740
Miami-Dade County FL Public Services (Tax Revenue, AGM Insured)	4.00	10-1-2019	3,440,000	3,831,266
Miami-Dade County FL Public Services (Tax Revenue, AGM Insured)	4.00	10-1-2020	3,600,000	4,001,508
Miami-Dade County FL Public Services (Tax Revenue, AGM Insured)	4.00	4-1-2021	2,485,000	2,751,541
Miami-Dade County FL School Board Certificates of Participation Series A (Miscellaneous Revenue) ±	5.00	5-1-2031	3,000,000	3,465,300
Miami-Dade County FL Special Obligation Series A (Tax Revenue)	5.00	10-1-2023	700,000	807,310
Miami-Dade County FL Water & Sewer Refunding Bond Series C (Water & Sewer Revenue, BHAC Insured)	5.00	10-1-2024	2,950,000	3,350,787
Miami-Dade County FL Water & Sewer Series C (Water & Sewer Revenue)	5.25	10-1-2022	3,000,000	3,466,260
Midtown Miami FL CDA Special Assessment Revenue Infrastructure Project Series B (Miscellaneous Revenue)	4.25	5-1-2024	750,000	764,370
Midtown Miami FL CDA Special Assessment Revenue Parking Garage Project Series A (Miscellaneous Revenue)	4.25	5-1-2024	2,250,000	2,293,110
North Brevard County FL Hospital District Parrish Medical Center Project (Health Revenue)	5.00	10-1-2015	930,000	973,970
Orange County FL School Board Certificates Partner Series A (Miscellaneous Revenue, National Insured)	5.00	8-1-2016	1,000,000	1,090,450
Palm Beach County FL PFOTER Series 4615 (Miscellaneous Revenue, Dexia Credit Local LIQ) ø	0.41	8-1-2029	10,000,000	10,000,000
Putnam County FL Development Authority PCR Seminole Project Series A (Utilities Revenue, Ambac Insured) ±	5.35	3-15-2042	7,460,000	8,472,993
Seminole County FL School Board Certificate of Participation (Miscellaneous Revenue, Ambac Insured)	5.50	7-1-2014	1,180,000	1,180,177
Seminole Tribe of Florida Special Obligation Series A (Miscellaneous Revenue) 144A	5.50	10-1-2024	2,500,000	2,713,950
South Lake County FL Hospital District South Lake Hospital Incorporated (Health Revenue)	5.00	10-1-2016	1,015,000	1,099,265
South Lake County FL Hospital District South Lake Hospital Incorporated (Health Revenue)	5.00	10-1-2017	900,000	997,794
University of North Florida Financing Corporation Housing Project (Miscellaneous Revenue, National Insured)	5.00	11-1-2016	630,000	685,780
University of South Florida Financing Corporation Certificate of Participation Master Lease Series A (Miscellaneous Revenue, Ambac Insured)	5.00	7-1-2018	1,000,000	1,034,200

				100,376,884

Georgia: 0.71%
Georgia Environmental Loan Acquisition Corporation Local Water Authority Loan Project (Miscellaneous Revenue)	4.00	3-15-2021	965,000	968,127
Georgia Municipal Electric Authority Power Revenue Unrefunded Balance (Utilities Revenue, National Insured)	6.50	1-1-2017	50,000	53,794
Georgia Public Gas Partners Incorporated Series A (Utilities Revenue)	5.00	10-1-2017	2,500,000	2,797,400
Georgia Public Gas Partners Incorporated Series A (Utilities Revenue)	5.00	10-1-2019	5,000,000	5,764,400

6	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Georgia (continued)
Main Street Natural Gas Incorporated Georgia Gas Project Series A (Utilities Revenue)	5.50%	9-15-2022	$1,000,000	$1,167,970
Private Colleges & Universities Authority of Georgia Series A (Education Revenue)	5.00	10-1-2021	3,330,000	3,717,912

				14,469,603

Guam: 0.59%
Guam Education Financing Foundation Certificate of Participation Guam Public School Facilities Project Series A (Miscellaneous Revenue)	5.00	10-1-2015	1,000,000	1,040,450
Guam Education Financing Foundation Certificate of Participation Guam Public School Facilities Project Series A (Miscellaneous Revenue)	5.00	10-1-2017	2,195,000	2,298,648
Guam Government Limited Obligation Revenue Section 30 Series A (Miscellaneous Revenue)	5.00	12-1-2014	1,635,000	1,660,604
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.00	7-1-2028	1,000,000	1,067,960
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.25	7-1-2020	350,000	393,785
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.25	7-1-2033	2,500,000	2,658,475
Guam International Airport Authority (Airport Revenue)	5.00	10-1-2022	1,000,000	1,159,470
Guam International Airport Authority (Airport Revenue)	5.00	10-1-2023	1,500,000	1,738,125

				12,017,517

Idaho: 0.16%
University of Idaho Series 2011 (Education Revenue) ±	5.25	4-1-2041	2,860,000	3,335,246

Illinois: 16.29%
Champaign & Coles Counties IL Community College District # 505 Series A (GO)	4.00	12-1-2018	1,015,000	1,127,614
Chicago IL 2nd Lien (Water & Sewer Revenue)	5.00	11-1-2029	1,490,000	1,608,917
Chicago IL Board of Education (GO)	5.00	12-1-2031	4,860,000	4,974,939
Chicago IL Board of Education (GO, National/FGIC Insured)	5.25	12-1-2023	5,125,000	5,785,818
Chicago IL Board of Education Benito Juarez Community Academy Series G (GO, National Insured)	6.00	12-1-2022	1,630,000	1,662,160
Chicago IL Board of Education School Reform Board CAB Series B-1 (GO, National Insured) ¤	0.00	12-1-2021	1,000,000	773,820
Chicago IL Board of Education Series A (GO, National Insured) ¤	0.00	12-1-2018	10,850,000	9,846,918
Chicago IL Board of Education Series A3 (GO) ±	0.89	3-1-2036	10,000,000	9,719,500
Chicago IL Board of Education Series B (GO, Ambac Insured)	5.00	12-1-2021	7,685,000	7,997,626
Chicago IL Board of Education Series C (GO)	5.25	12-1-2023	9,980,000	11,216,622
Chicago IL CAB Project (GO, National Insured) ±	5.44	1-1-2018	1,725,000	1,862,189
Chicago IL Metropolitan Reclamation Series B (GO)	5.00	12-1-2025	2,500,000	2,856,500
Chicago IL O’Hare International Airport Senior Lien (Airport Revenue, AGM Insured)	5.13	1-1-2030	2,610,000	2,907,410
Chicago IL O’Hare International Airport Senior Lien (Airport Revenue, AGM Insured)	5.13	1-1-2031	3,335,000	3,668,767
Chicago IL O’Hare International Airport Third Lien Series C (Airport Revenue, AGM Insured)	5.25	1-1-2025	4,075,000	4,528,181
Chicago IL O’Hare International Airport Third Lien Series F (Airport Revenue)	4.25	1-1-2021	735,000	808,684
Chicago IL Park District Series A (GO, National Insured)	5.00	1-1-2026	2,140,000	2,251,216
Chicago IL Public Building Commission School Reform (Miscellaneous Revenue, National Insured)	5.25	12-1-2017	3,555,000	3,971,575
Chicago IL Series A (GO, Ambac Insured)	5.00	1-1-2019	2,500,000	2,705,150
Chicago IL Series A (GO)	5.25	1-1-2022	3,820,000	4,220,221
Chicago IL Series A (GO)	5.25	1-1-2023	3,775,000	4,155,747
Chicago IL Series A (GO)	5.25	1-1-2028	1,750,000	1,841,875
Chicago IL Series A (GO, Build America Mutual Assurance Company Insured)	5.25	1-1-2037	5,750,000	5,910,828

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Chicago IL Series A Prerefunded Balance (GO, National Insured) ±	5.65%	1-1-2028	$555,000	$604,745
Chicago IL Series B (GO, AGM Insured)	5.00	1-1-2024	1,300,000	1,338,792
Chicago IL Series C (GO)	4.00	1-1-2020	1,505,000	1,613,179
Chicago IL Series C (GO)	5.00	1-1-2024	3,695,000	3,941,493
Chicago IL Series G (GO, Ambac Insured)	5.00	12-1-2024	16,865,000	18,043,189
Chicago IL Series J (GO, Ambac Insured)	5.00	12-1-2023	365,000	391,484
Chicago IL Transit Authority Capital Grant Federal Transit Administration Section 5307-A (Transportation Revenue, AGM Insured)	5.25	6-1-2022	500,000	544,050
Chicago IL Transit Authority Capital Grant Receipts Series A (Transportation Revenue, AGM Insured)	6.00	6-1-2024	2,000,000	2,242,020
Chicago IL Transit Authority Sales (Tax Revenue)	5.25	12-1-2027	2,600,000	2,908,490
Chicago IL Waste Water Transmission 2nd Lien (Water & Sewer Revenue)	5.00	1-1-2029	4,060,000	4,296,617
Chicago IL Waste Water Transmission 2nd Lien (Water & Sewer Revenue)	5.00	1-1-2030	4,000,000	4,212,000
Cook County IL Community College District #508 (GO)	5.25	12-1-2025	1,250,000	1,429,238
Cook County IL Community College District #508 (GO)	5.25	12-1-2027	1,295,000	1,462,715
Cook County IL Community College District #508 (GO)	5.25	12-1-2028	1,250,000	1,404,988
Cook County IL Community College District #508 (GO)	5.25	12-1-2030	3,000,000	3,331,590
Cook County IL Community College District #508 (GO)	5.25	12-1-2031	3,200,000	3,524,448
Cook County IL Series A (GO)	5.25	11-15-2022	7,240,000	8,292,768
Cook County IL Series A (GO)	5.25	11-15-2023	7,680,000	8,716,800
Cook County IL Series B (GO)	5.00	11-15-2023	600,000	669,168
Cook County IL Series C (GO)	5.00	11-15-2021	1,340,000	1,559,304
Du Page Cook & Will Counties IL Community College District #502 Series A (GO)	5.00	6-1-2022	2,650,000	3,154,242
Du Page County IL (Transportation Revenue, AGM Insured)	5.00	1-1-2017	2,020,000	2,108,739
Du Page County IL High School District (GO, AGM Insured)	5.00	1-1-2021	1,000,000	1,097,580
Homer Glen Village IL Series A (GO)	4.00	12-1-2019	1,000,000	1,106,720
Homer Glen Village IL Series A (GO)	5.00	12-1-2021	1,015,000	1,142,017
Huntley IL Special Service Area # 9 (Tax Revenue, AGM Insured)	4.60	3-1-2017	890,000	934,589
Illinois (GO)	4.75	4-1-2020	2,650,000	2,851,400
Illinois (GO, AGM Insured)	5.00	9-1-2016	585,000	614,326
Illinois (GO, Ambac Insured)	5.00	4-1-2020	3,000,000	3,092,610
Illinois (GO, AGM Insured)	5.00	1-1-2023	2,450,000	2,672,191
Illinois (Tax Revenue)	5.00	6-15-2023	16,800,000	19,982,256
Illinois (Miscellaneous Revenue)	5.00	7-1-2023	5,000,000	5,587,300
Illinois Education Facilities Authority (Miscellaneous Revenue) ±	3.40	11-1-2036	1,275,000	1,335,231
Illinois Education Facilities Authority (Education Revenue, Syncora Guarantee Incorporated Insured)	4.75	12-1-2023	1,445,000	1,449,899
Illinois Education Facilities Authority Field Museum (Miscellaneous Revenue) ±	4.13	11-1-2036	4,560,000	4,881,708
Illinois Finance Authority Community Rehabilitation Series A (Health Revenue)	4.95	7-1-2014	305,000	305,003
Illinois Finance Authority DePaul University Series A (Education Revenue, Syncora Guarantee Incorporated Insured)	5.00	10-1-2019	1,550,000	1,612,202
Illinois Finance Authority Student Housing Illinois State University Project (Education Revenue)	5.50	4-1-2021	4,495,000	4,821,517
Illinois Health Facilities Authority Mercy Hospital & Medical Center (Health Revenue)	10.00	1-1-2015	135,000	141,064
Illinois Municipal Electric Agency Power Supply (Utilities Revenue, National Insured)	5.00	2-1-2023	1,000,000	1,059,130
Illinois Municipal Electric Agency Power Supply (Utilities Revenue, National Insured)	5.25	2-1-2024	2,500,000	2,763,075
Illinois Municipal Electric Agency Power Supply Series A (Utilities Revenue, National/FGIC Insured)	5.25	2-1-2023	1,100,000	1,217,249
Illinois Refunded Balance (Tax Revenue)	5.00	6-15-2018	175,000	202,326
Illinois Refunded Balance (Tax Revenue)	5.00	6-15-2018	825,000	951,044

8	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Illinois Regional Transportation Authority (Tax Revenue, AGM Insured)	5.75%	6-1-2018	$6,790,000	$7,984,497
Illinois Regional Transportation Authority (Tax Revenue, National/FHA Insured)	6.50	7-1-2026	7,815,000	10,359,564
Illinois Series A (Tax Revenue)	5.00	6-1-2022	485,000	522,403
Illinois Series A (GO)	5.00	4-1-2023	4,500,000	5,024,745
Illinois Series A (Miscellaneous Revenue, National Insured)	5.25	10-1-2015	1,355,000	1,360,542
Illinois Toll Highway Authority Series A-1 (Transportation Revenue, AGM Insured)	5.00	1-1-2024	4,650,000	5,029,347
Illinois Toll Highway Authority Series A-1 (Transportation Revenue)	5.25	1-1-2026	3,500,000	3,984,225
Illinois Unrefunded Balance Series A (Miscellaneous Revenue)	5.00	10-1-2016	3,200,000	3,212,032
Kane Cook & Du Page Counties IL School District #46 (GO)	4.50	1-1-2024	4,270,000	4,676,419
Kane County IL School District #129 (GO, National Insured)	5.00	2-1-2018	1,750,000	1,789,393
Kane McHenry Cook & DeKalb Counties IL Unified School District (GO, Ambac Insured)	5.00	1-1-2024	2,000,000	2,185,800
Kendall Kane & Will Counties IL Unified School District Series A (GO)	5.00	2-1-2023	1,000,000	1,137,890
McHenry & Kane Counties IL Community Consolidated School District #158 (GO)	5.63	1-15-2031	2,000,000	2,327,760
Metropolitan Pier & Exposition Authority Illinois Hospitality Facilities (Miscellaneous Revenue, Dexia Credit Local LIQ) 144Aø	0.23	7-1-2026	9,950,000	9,950,000
Northern Illinois Municipal Power Agency Prairie State Project Series A (Utilities Revenue, National Insured)	5.00	1-1-2021	2,740,000	3,028,495
Northern Illinois University (Education Revenue, AGM Insured)	5.00	9-1-2022	1,325,000	1,506,419
Northern Illinois University (Education Revenue, AGM Insured)	5.00	9-1-2024	1,000,000	1,134,380
Northern Illinois University Auxiliary Facilities Revenue (Education Revenue, AGM Insured)	5.00	4-1-2019	1,000,000	1,130,750
Southwestern Illinois Development Authority Local Government Program Collinsville Limited (Tax Revenue)	5.00	3-1-2025	1,975,000	1,730,001
Springfield IL Senior Lien (Utilities Revenue, National Insured)	5.00	3-1-2022	3,600,000	3,915,684
Springfield IL Senior Lien (Utilities Revenue, National Insured)	5.00	3-1-2023	1,560,000	1,686,220
Tazewell County IL School District #51 (GO, National Insured)	9.00	12-1-2017	455,000	565,442
Tazewell County IL School District #51 (GO, National Insured)	9.00	12-1-2018	535,000	693,900
University of Illinois Auxiliary Facilities Systems (Education Revenue) ¤	0.00	4-1-2020	8,270,000	7,168,601
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue, Ambac Insured)	5.50	4-1-2024	1,000,000	1,226,120
University of Illinois Board of Trustees Series B (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2020	2,000,000	2,236,940
University of Illinois Utility Infrastructure Projects (Education Revenue, Bank of New York Mellon SPA) ø	0.08	8-15-2021	6,000,000	6,000,000
Will County IL Community Unified School District CAB (GO, National Insured) ¤	0.00	11-1-2018	9,730,000	8,908,691

				332,489,033

Indiana: 2.32%
Hammond IN Multi-School Building Corporation First Mortgage (Miscellaneous Revenue, National Insured)	5.00	7-15-2014	100,000	100,201
Indiana Bond Bank Hendricks Regional Health Series A (Miscellaneous Revenue)	4.00	8-1-2017	1,000,000	1,089,220
Indiana Bond Bank Hendricks Regional Health Series A (Miscellaneous Revenue)	5.00	8-1-2016	1,340,000	1,462,087
Indiana Bond Bank Special Program Series A (Utilities Revenue)	5.00	10-15-2017	5,410,000	5,986,544
Indiana Bond Bank Special Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	9-1-2022	1,545,000	1,807,109
Indiana Bond Bank Special Program Series A (Utilities Revenue)	5.25	10-15-2016	600,000	659,160
Indiana Finance Authority Parkview Health System Series A (Health Revenue)	5.50	5-1-2024	4,500,000	5,185,035
Indiana Finance Authority Wastewater Utilities Revenue CWA Authority Project Series A (Water & Sewer Revenue) %%	5.00	10-1-2030	2,315,000	2,635,419

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Indiana (continued)
Indiana Finance Authority Wastewater Utilities Revenue CWA Authority Project Series A (Water & Sewer Revenue) %%	5.00%	10-1-2031	$1,035,000	$1,171,537
Indiana HEFA Ascension Health Series B3 (Health Revenue) ±	2.00	11-15-2031	15,000,000	15,202,800
Jasper County IN PCR Northern Series A (Industrial Development Revenue, National Insured)	5.60	11-1-2016	5,900,000	6,434,068
Jeffersonville IN Building Corporation First Mortgage Series C (Miscellaneous Revenue)	4.25	8-15-2017	710,000	756,945
Knox County IN EDA Series A (Health Revenue)	5.00	4-1-2022	925,000	1,044,251
Knox County IN EDA Series A (Health Revenue)	5.00	4-1-2023	665,000	742,845
Knox County IN EDA Series A (Health Revenue)	5.00	4-1-2026	750,000	812,003
Mount Vernon IN School Building Corporation Prerefunded Balance First Mortgage (Miscellaneous Revenue, AGM Insured)	5.00	7-15-2019	265,000	303,595
Mount Vernon IN School Building Corporation Unrefunded Balance First Mortgage (Miscellaneous Revenue, AGM Insured)	5.00	7-15-2019	735,000	827,595
University of Southern Indiana Student Fee Series J (Education Revenue, AGM Insured)	5.00	10-1-2019	1,000,000	1,162,920

				47,383,334

Iowa: 0.84%
Iowa Finance Authority Midwestern Disaster Area Iowa Fertilizer Company Project (Industrial Development Revenue)	5.50	12-1-2022	6,000,000	6,254,880
Iowa Finance Authority PCFA Interstate Power (Industrial Development Revenue, FGIC Insured)	5.00	7-1-2014	1,500,000	1,500,195
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	5.25	12-1-2017	3,000,000	3,343,440
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	5.25	12-1-2018	5,285,000	5,966,501

				17,065,016

Kansas: 0.16%
Johnson County KS Unified School District (GO)	5.00	10-1-2026	1,295,000	1,479,991
Kansas Development Finance Authority Health Facilities (Health Revenue)	5.00	11-15-2021	1,300,000	1,486,446
Olathe KS Special Obligation West Village Center Project (Tax Revenue)	5.00	9-1-2014	305,000	301,288

				3,267,725

Kentucky: 0.67%
Kentucky Property & Buildings Commission Series A Project # 95 (GO)	5.00	8-1-2019	1,265,000	1,484,946
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B (Transportation Revenue) ¤	0.00	7-1-2029	1,400,000	614,222
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project Series B (Transportation Revenue) ¤	0.00	7-1-2020	1,000,000	810,080
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project Series B (Transportation Revenue) ¤	0.00	7-1-2021	2,750,000	2,103,393
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project Series B (Transportation Revenue) ¤	0.00	7-1-2022	4,320,000	3,081,931
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project Series B (Transportation Revenue) ¤	0.00	7-1-2025	1,020,000	586,704
University of Kentucky Certificate of Participation Master Street Lease # 4 (Miscellaneous Revenue)	4.45	6-18-2018	4,673,448	5,044,286

				13,725,562

10	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Louisiana: 1.69%
Ascension Parish LA IDA Incorporated (Miscellaneous Revenue)	6.00%	7-1-2036	$4,000,000	$4,242,480
DeSoto Parish LA PCR Southwestern Electrical Power (Utilities Revenue) ±	3.25	1-1-2019	5,000,000	5,051,000
Louisiana Correctional Facilities Corporation (Miscellaneous Revenue, Ambac Insured)	5.00	9-1-2019	1,000,000	1,159,180
Louisiana Local Government Environmental Facilities & CDA (Housing Revenue, FNMA Insured, FNMA LIQ) ±	4.25	4-15-2039	1,260,000	1,300,673
Louisiana Local Government Facilities & CDA East Baton Rouge Series A (Water & Sewer Revenue)	5.00	2-1-2030	1,000,000	1,129,060
Louisiana Public Facilities Authority Archdiocese of New Orleans Project (Miscellaneous Revenue, CIFG Insured)	5.00	7-1-2014	200,000	200,022
Louisiana Public Facilities Authority Archdiocese of New Orleans Project (Miscellaneous Revenue, CIFG Insured)	5.00	7-1-2016	100,000	107,127
Louisiana Public Facilities Authority Archdiocese of New Orleans Project (Miscellaneous Revenue, CIFG Insured)	5.00	7-1-2017	150,000	163,923
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, AGC Insured)	4.00	7-1-2015	505,000	520,438
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, AGC Insured)	4.25	7-1-2017	55,000	59,274
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFG Insured)	5.00	7-1-2014	100,000	100,003
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFG Insured)	5.00	7-1-2016	740,000	752,536
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFG Insured)	5.00	7-1-2019	1,465,000	1,476,647
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, CIFG Insured)	5.00	7-1-2020	500,000	501,885
New Orleans LA Public Improvement Series A (GO, Radian Insured)	5.00	12-1-2016	1,365,000	1,495,808
New Orleans LA Sewer Service (Water & Sewer Revenue, National Insured)	5.00	6-1-2016	400,000	401,432
New Orleans LA Sewer Service (Water & Sewer Revenue, AGM Insured)	5.50	6-1-2016	690,000	751,500
New Orleans LA Sewer Service (GO, FGIC Insured)	5.50	12-1-2016	1,350,000	1,495,814
New Orleans LA Sewer Service (Water & Sewer Revenue, FGIC Insured)	5.50	6-1-2020	740,000	742,035
New Orleans LA Sewer Service (Water & Sewer Revenue, AGM Insured)	5.63	6-1-2017	590,000	666,612
St. Bernard Parish LA Sales & Use Tax (Tax Revenue)	4.00	3-1-2023	3,405,000	3,635,587
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A1 (Industrial Development Revenue) ø	0.30	11-1-2040	8,615,000	8,615,000

				34,568,036

Maryland: 0.03%
Maryland Economic Development Corporation Salisbury University Project (Education Revenue)	5.00	6-1-2027	500,000	533,635

Massachusetts: 1.49%
Massachusetts Development Finance Agency Lasell College (Education Revenue)	5.00	7-1-2021	2,820,000	3,179,635
Massachusetts Development Finance Agency Merrimack College Series A (Education Revenue)	5.00	7-1-2021	1,035,000	1,129,340
Massachusetts Development Finance Agency Sabis International Charter Series A (Education Revenue)	6.50	4-15-2019	1,050,000	1,176,956
Massachusetts Development Finance Agency Sabis International Charter Series A (Education Revenue)	6.55	4-15-2020	615,000	691,574
Massachusetts Educational Financing Authority Issue I (Education Revenue)	5.50	1-1-2018	2,000,000	2,283,040
Massachusetts Educational Financing Authority Issue I Series A (Education Revenue)	5.50	1-1-2017	2,000,000	2,224,540
Massachusetts HEFA Series G-6 (Health Revenue) ±	0.94	7-1-2038	14,000,000	14,008,680

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Massachusetts (continued)
Massachusetts HFA Series 125 (Tax Revenue, AGM Insured)	5.25%	8-1-2025	$5,000,000	$5,629,550

				30,323,315

Michigan: 6.33%
Clinton MI Township Building Authority (Miscellaneous Revenue, Ambac Insured)	5.50	11-1-2017	5,240,000	5,547,902
Detroit MI City School District (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2017	595,000	649,139
Detroit MI City School District (GO, AGM/Qualified School Board Loan Fund Insured)	5.00	5-1-2019	8,000,000	8,250,720
Detroit MI City School District (GO, FGIC/Qualified School Board Loan Fund Insured)	6.00	5-1-2021	2,205,000	2,634,666
Detroit MI District Aid (GO)	5.00	11-1-2014	1,000,000	1,012,730
Detroit MI District Aid (GO)	5.00	11-1-2018	3,000,000	3,326,610
Detroit MI District Aid (GO)	5.00	11-1-2019	1,500,000	1,677,120
Detroit MI District Aid (GO)	5.00	11-1-2020	2,700,000	3,016,440
Detroit MI Financial Recovery Bonds (GO) ±	3.50	10-7-2016	10,000,000	9,994,200
Detroit MI Sewage Disposal System Refunding Balance Senior Lien Series B (Water & Sewer Revenue, AGM Insured)	7.50	7-1-2033	10,000,000	10,963,600
Detroit MI Sewage Disposal System Senior Lien Series A-1 (Water & Sewer Revenue, AGM Insured)	5.50	7-1-2017	3,130,000	3,201,114
Detroit MI Sewage Disposal System Series A (Water & Sewer Revenue, AGM Insured)	5.25	7-1-2019	3,075,000	3,155,135
Detroit MI Sewage Disposal System Series A (Water & Sewer Revenue, AGM Insured)	5.25	7-1-2021	2,610,000	2,671,361
Detroit MI Sewage Disposal System Series A (Water & Sewer Revenue, AGC/National Insured) ±	5.25	7-1-2022	1,885,000	1,903,737
Detroit MI Water & Sewage Department Disposal System Series A (Water & Sewer Revenue)	5.25	7-1-2027	2,250,000	2,231,595
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2015	1,050,000	1,055,208
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, National Insured) ±	5.00	7-1-2020	4,000,000	4,030,280
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, National Insured) ±	5.00	7-1-2021	3,000,000	3,019,560
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, National Insured) ±	5.00	7-1-2022	1,500,000	1,508,820
Detroit MI Water Supply System Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2020	2,000,000	2,007,760
Eaton Rapids MI Public Schools (GO, Qualified School Board Loan Fund Insured)	4.00	5-1-2019	1,450,000	1,610,631
Eaton Rapids MI Public Schools (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2022	1,785,000	2,098,464
Flint MI International Academy (Education Revenue)	5.38	10-1-2022	2,270,000	2,302,211
Flint MI International Academy (Education Revenue)	5.50	10-1-2027	1,985,000	1,993,019
Flint MI International Academy Public School Project (Education Revenue)	5.00	10-1-2017	360,000	369,972
Hazel Park MI School District (GO, AGM/Qualified School Board Loan Fund Insured)	5.00	5-1-2020	1,160,000	1,367,362
Kent County MI (GO)	5.00	1-1-2025	1,000,000	1,138,740
Macomb MI Interceptor Drainage (Miscellaneous Revenue)	5.00	5-1-2024	1,750,000	1,971,988
Macomb MI Interceptor Drainage (Miscellaneous Revenue)	5.00	5-1-2025	1,750,000	1,956,255
Macomb MI Interceptor Drainage (Miscellaneous Revenue)	5.00	5-1-2026	1,930,000	2,145,041
Michigan Comprehensive Transportation Program (Tax Revenue)	5.25	5-15-2017	2,750,000	3,078,818
Michigan Finance Authority (Miscellaneous Revenue)	5.00	6-1-2020	1,400,000	1,560,986
Michigan Finance Authority (Health Revenue)	5.00	11-15-2023	400,000	452,636
Michigan Finance Authority (Health Revenue)	5.00	11-15-2026	800,000	878,888
Michigan Finance Authority Limited Obligation Public School Academy Cesar Chavez Academy Project (Education Revenue)	5.00	2-1-2022	2,540,000	2,581,199

12	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Michigan Finance Authority Local Government Loan Program Series C (Health Revenue)	5.00%	11-1-2022	$1,535,000	$1,615,173
Michigan Housing Development Authority Limited Greenwood Villa Project (Housing Revenue, AGM Insured)	4.75	9-15-2017	1,360,000	1,417,664
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	4.50	5-1-2016	100,000	104,071
Michigan Municipal Bond Authority Local Government Loan Program Series B Group A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2018	1,075,000	1,132,373
Michigan PFOTER Series 4711 (GO, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) 144Aø	0.58	5-1-2029	9,940,000	9,940,000
Michigan Public Educational Facilities Authority Limited Obligation Chandler Park Academy (Miscellaneous Revenue)	5.60	11-1-2018	955,000	973,880
Michigan Public Educational Facilities Authority Limited Obligation Nataki Talibah (Miscellaneous Revenue)	6.25	10-1-2023	860,000	827,225
Michigan Strategic Fund Limited Obligation Cadillac Place Office Building Project (Miscellaneous Revenue)	5.25	10-15-2025	4,165,000	4,643,600
Pinckney MI Community School District (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2024	1,020,000	1,175,091
Pinckney MI Community School District (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2025	2,040,000	2,329,843
Pinckney MI Community School District (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2026	2,505,000	2,836,161
Western MI University (Education Revenue)	5.25	11-15-2027	600,000	677,838
Western MI University (Education Revenue)	5.25	11-15-2029	1,000,000	1,115,930
Western MI University (Education Revenue, AGM Insured)	5.25	11-15-2033	750,000	831,323
Western Townships MI Utilities Authority (GO)	5.00	1-1-2017	1,500,000	1,657,380
Wyandotte MI Series A (Utilities Revenue, AGM Insured)	4.00	10-1-2016	500,000	534,715

				129,176,174

Minnesota: 0.58%
Minneapolis & St. Paul MN Housing & RDA Health Care Facilities Series A (Health Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.06	8-15-2034	2,250,000	2,250,000
Minneapolis & St. Paul MN Metropolitan Airports Commission Sub Series B (Airport Revenue, National Insured)	5.00	1-1-2018	4,555,000	5,042,476
Northern Minnesota Municipal Power Agency Series A (Utilities Revenue, AGM Insured)	5.00	1-1-2016	1,365,000	1,460,700
St. Louis Park MN Nicollett Health Services Series C (Health Revenue)	5.50	7-1-2023	2,500,000	2,758,425
St. Paul MN Housing & RDA Hmong Academy Project Series A (Education Revenue)	5.50	9-1-2018	400,000	408,928

				11,920,529

Mississippi: 0.61%
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project (Water & Sewer Revenue, AGM Insured)	6.00	12-1-2023	1,145,000	1,456,280
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project Series A (Water & Sewer Revenue, AGM Insured)	5.00	9-1-2030	10,000,000	11,005,100

				12,461,380

Missouri: 0.26%
Kansas City MO Municipal Assistance Corporation Series B-1 (Miscellaneous Revenue, Ambac Insured) ¤	0.00	4-15-2022	3,540,000	2,811,928
Manchester MO Highway 141 Manchester Road Project (Tax Revenue)	6.00	11-1-2025	730,000	769,807

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Missouri (continued)
Maryland Heights MO South Heights Redevelopment Project A (Tax Revenue)	5.50%	9-1-2018	$795,000	$836,062
Ozark MO Certificate of Participation Community Center Project (Miscellaneous Revenue)	4.50	9-1-2014	170,000	171,238
Ozark MO Certificate of Participation Community Center Project (Miscellaneous Revenue)	4.55	9-1-2016	225,000	236,210
St. Louis MO Lambert St. Louis International Airport Series A-1 (Airport Revenue)	6.00	7-1-2019	415,000	498,249

				5,323,494

Nebraska: 0.15%
Lincoln County NE Hospital Authority Great Plains Regional Medical Center (Health Revenue)	5.00	11-1-2024	1,000,000	1,107,850
Municipal Energy Agency of Nebraska Series A (Utilities Revenue, BHAC Insured)	5.00	4-1-2019	500,000	583,860
Nebraska Central Plains Energy Project #3 (Utilities Revenue)	5.00	9-1-2027	1,290,000	1,411,054

				3,102,764

Nevada: 1.64%
Clark County NV Airport Series C (Airport Revenue, AGM Insured)	5.00	7-1-2023	5,600,000	6,371,176
Clark County NV Airport Series D (Airport Revenue)	5.00	7-1-2024	2,750,000	3,055,085
Clark County NV Las Vegas McCarran International Airport Series A (Airport Revenue)	5.00	7-1-2016	3,000,000	3,259,260
Clark County NV Las Vegas McCarran International Airport Series A-2 (Airport Revenue, Ambac Insured)	5.00	7-1-2027	3,500,000	3,843,280
Clark County NV School District Series A (GO, National Insured)	5.00	6-15-2019	7,500,000	7,903,125
Clark County NV Water Reclamation District Series A (GO)	5.25	7-1-2038	2,880,000	3,282,336
Las Vegas NV New Convention & Visitors Authority Series E (Tax Revenue, AGM Insured)	4.20	7-1-2021	500,000	544,935
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	4.00	6-1-2019	820,000	839,852
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	4.00	6-1-2020	695,000	707,454
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	4.00	6-1-2021	895,000	902,518
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	4.25	6-1-2024	200,000	199,674
Reno NV Sparks Indian Governmental Colony (Miscellaneous Revenue, U.S. Bank NA LOC)	5.00	6-1-2021	2,580,000	2,637,328

				33,546,023

New Hampshire: 0.14%
New Hampshire HFA (Housing Revenue)	4.80	7-1-2028	2,610,000	2,769,445

New Jersey: 4.61%
Camden County NJ Import Authority Series A (Miscellaneous Revenue)	5.00	9-1-2021	1,455,000	1,700,662
Camden County NJ Import Authority Series A (Miscellaneous Revenue)	5.00	9-1-2022	1,245,000	1,459,588
Essex County NJ Import Authority Series A (Miscellaneous Revenue)	6.00	11-1-2025	5,000,000	5,620,900
New Jersey EDA (Tobacco Revenue)	5.00	6-15-2021	2,500,000	2,862,075
New Jersey EDA Motor Vehicle Surcharges Series A (Miscellaneous Revenue, National Insured)	5.25	7-1-2026	2,860,000	3,359,442
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	1.61	9-1-2027	8,175,000	8,059,242
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	1.66	3-1-2028	31,000,000	30,546,470
New Jersey HEFAR Series A (Education Revenue)	5.00	6-1-2017	2,000,000	2,215,540
New Jersey HEFAR Series A (Education Revenue)	5.00	6-1-2019	9,810,000	11,220,874

14	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
New Jersey HEFAR Student Loan Series 1A (Education Revenue)	5.00%	12-1-2016	$2,100,000	$2,309,664
New Jersey HEFAR Student Loan Series A (Education Revenue)	5.00	6-1-2016	500,000	539,315
New Jersey Housing & Mortgage Finance Agency Series AA (Housing Revenue)	5.25	10-1-2016	395,000	418,854
New Jersey Sports & Exposition Authority (Miscellaneous Revenue, National Insured)	5.50	3-1-2022	1,755,000	2,047,699
New Jersey Transportation Trust Authority Facilities Center Series A (Transportation Revenue, AGM Insured)	5.50	12-15-2022	8,010,000	9,706,999
New Jersey Transportation Trust Authority Series B (Transportation Revenue)	5.25	12-15-2020	8,305,000	9,734,457
Toms River NJ Board of Education (GO)	4.00	7-15-2022	1,000,000	1,109,390
Trenton NJ (GO, AGM Insured)	5.00	7-15-2020	1,000,000	1,162,620

				94,073,791

New Mexico: 0.11%
New Mexico Mortgage Finance Authority SFMR Class I Series A (Housing Revenue, GNMA/FNMA Insured)	4.63	9-1-2025	1,560,000	1,618,110
New Mexico Mortgage Finance Authority SFMR Series B (Housing Revenue, GNMA/FNMA/FHLMC Insured)	5.00	3-1-2028	635,000	672,446

				2,290,556

New York: 5.22%
Genesee County NY IDA United Memorial Medical Center Project (Health Revenue)	4.75	12-1-2014	100,000	100,293
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A (Education Revenue)	7.65	2-1-2044	2,720,000	2,909,666
Hempstead Village NY Series B (GO, Build America Mutual Assurance Company Insured)	4.00	7-1-2020	200,000	221,628
Metropolitan Transportation Authority New York Dedicated Tax Fund Series A (Tax Revenue)	5.00	11-15-2024	6,010,000	7,104,000
Metropolitan Transportation Authority New York Series A (Transportation Revenue)	5.00	11-15-2020	5,000,000	5,515,150
Metropolitan Transportation Authority New York Series A (Transportation Revenue)	5.00	11-15-2030	4,010,000	4,470,950
Metropolitan Transportation Authority New York Series D (Transportation Revenue)	5.00	11-15-2027	2,000,000	2,275,760
Metropolitan Transportation Authority New York Series F (Transportation Revenue)	5.00	11-15-2028	2,450,000	2,769,725
Monroe County NY Development Corporation (Education Revenue)	5.00	6-1-2020	2,125,000	2,393,876
Monroe County NY Industrial Development Corporation Revenue Monroe Community College (Education Revenue, AGM Insured)	5.00	1-15-2022	790,000	888,395
Monroe County NY Industrial Development Corporation Revenue Monroe Community College (Education Revenue, AGM Insured)	5.00	1-15-2023	645,000	724,793
Monroe County NY Industrial Development Corporation Revenue Monroe Community College (Education Revenue, AGM Insured)	5.00	1-15-2024	905,000	1,017,881
New York Dormitory Authority Interagency Council Pooled Loan Series A-1 (Miscellaneous Revenue)	4.00	7-1-2019	740,000	809,752
New York Dormitory Authority Mount Sinai School of Medicine (Education Revenue)	5.50	7-1-2022	2,000,000	2,263,440
New York Dormitory Authority North Shore Jewish Series B (Health Revenue) ±	0.88	5-1-2018	1,545,000	1,539,453
New York Dormitory Authority State University Educational Facilities Series A (Miscellaneous Revenue)	5.50	5-15-2019	3,675,000	4,293,576
New York Dormitory Authority United Health Hospitals (Health Revenue, FHA Insured)	4.50	8-1-2018	1,500,000	1,621,155
New York NY City Transitional Prerefunded Balance Future Tax Sub Series A-1 (Tax Revenue)	5.00	5-1-2023	65,000	76,504
New York NY City Transitional Unrefunded Balance Future Tax Sub Series A-1 (Tax Revenue)	5.00	5-1-2023	2,810,000	3,268,761
New York NY IDAG 2006 Project Samaritan AIDS Services (Miscellaneous Revenue, Citibank NA LOC)	4.50	11-1-2015	275,000	288,868

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	15

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
New York NY Municipal Water Finance Authority Series AA3 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.22%	6-15-2032	$15,000,000	$15,000,000
New York NY Sub Series J-4 (GO) ±	0.61	8-1-2025	10,000,000	10,000,700
New York NY Sub Series L-5 (GO, Dexia Credit Local SPA) ø	0.23	4-1-2035	6,000,000	6,000,000
New York NY Trust for Cultural Resources Series A-1 (Miscellaneous Revenue)	5.00	7-1-2031	2,475,000	2,674,312
New York Urban Development Corporation Certificate of Participation James A. Farley Post Office Building Refinancing (Miscellaneous Revenue)	4.00	2-1-2015	9,985,000	10,032,029
New York Urban Development Corporation Series D (Miscellaneous Revenue, AGC Insured)	5.50	1-1-2019	3,000,000	3,547,890
Niagara NY Area Development Corporation (Education Revenue)	5.00	5-1-2020	1,160,000	1,306,276
Niagara NY Area Development Corporation (Education Revenue)	5.00	5-1-2022	1,350,000	1,528,214
Port Authority New York & New Jersey Special Obligation (Airport Revenue)	5.00	12-1-2020	5,000,000	5,740,200
Suffolk NY Tobacco Asset Securitization Corporation Tobacco Settlement Series B (Tobacco Revenue)	4.00	6-1-2022	420,000	448,568
Suffolk NY Tobacco Asset Securitization Corporation Tobacco Settlement Series B (Tobacco Revenue)	5.00	6-1-2023	500,000	560,660
Troy NY Capital Resource Corporation Rensselaer Polytechnic Series B (Education Revenue)	5.00	9-1-2020	1,430,000	1,668,724
Upper Mohawk Valley NY Regional Water Finance Authority Series A (Water & Sewer Revenue, AGM Insured)	5.00	4-1-2018	820,000	886,986
Utility Debt Securitization Authority New York (Utilities Revenue)	5.00	12-15-2032	1,250,000	1,448,950
Yonkers NY (GO, AGM Insured)	5.00	10-1-2024	1,000,000	1,116,320

				106,513,455

North Carolina: 0.75%
Craven County NC Certificate of Participation (Miscellaneous Revenue, National Insured)	5.00	6-1-2023	4,400,000	4,960,560
Nash NC Health Care System (Health Revenue, AGM Insured)	5.00	11-1-2014	1,600,000	1,623,776
New Hanover County NC Regional Medical Center (Health Revenue)	5.00	10-1-2020	3,400,000	3,892,762
New Hanover County NC Regional Medical Center (Health Revenue)	5.00	10-1-2022	250,000	286,008
New Hanover County NC Regional Medical Center (Health Revenue)	5.00	10-1-2023	1,000,000	1,144,630
Onslow County NC Limited Obligation Series A (Miscellaneous Revenue)	4.00	6-1-2022	290,000	320,366
Pitt County NC Certificate of Participation School Facilities Project (Miscellaneous Revenue, National Insured)	5.00	4-1-2023	2,755,000	3,056,673

				15,284,775

North Dakota: 0.06%
North Dakota Housing Finance Agency Series D (Housing Revenue)	4.50	1-1-2029	1,160,000	1,229,229

Ohio: 1.04%
JobsOhio Beverage System Statewide Liquor Profits Senior Lien Series A (Miscellaneous Revenue)	5.00	1-1-2022	2,500,000	2,947,625
Kent University Ohio General Receipts Series B (Education Revenue, AGM Insured)	5.00	5-1-2018	1,165,000	1,333,634
Ohio Building Authority (Miscellaneous Revenue)	5.00	10-1-2024	1,000,000	1,160,170
Ohio Higher Educational Facility (Education Revenue)	5.00	12-1-2020	1,200,000	1,431,576
Ohio State Turnpike Commission Junior Lien Infrastructure Projects Series A-1 (Transportation Revenue)	5.25	2-15-2029	1,000,000	1,146,100
Reynoldsburg OH City School District Series DCL-2014-001 (GO, Dexia Credit Local LIQ) 144Aø	0.21	9-1-2030	10,000,000	10,000,000
River South Authority Ohio Revenue Lazarus Building Redevelopment Series A (Miscellaneous Revenue)	5.75	12-1-2027	950,000	969,380

16	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Ohio (continued)
Summit County OH Port Authority (Education Revenue)	5.25%	1-1-2024	$1,000,000	$1,121,990
University of Cincinnati Ohio Receipts Series C (Education Revenue)	5.00	6-1-2021	1,000,000	1,200,480

				21,310,955

Oklahoma: 0.79%
Claremore OK Public Works Authority (Utilities Revenue)	4.00	6-1-2019	1,325,000	1,469,319
Claremore OK Public Works Authority (Utilities Revenue)	4.00	6-1-2022	2,595,000	2,880,632
Claremore OK Public Works Authority (Utilities Revenue)	4.00	6-1-2023	1,010,000	1,109,546
Cushing OK Educational Facilities Authority (Miscellaneous Revenue)	5.00	9-1-2022	3,210,000	3,813,448
McGee Creek OK Authority (Water & Sewer Revenue, State Street Bank & Trust Company LOC, National Insured)	6.00	1-1-2023	1,820,000	2,057,055
Muskogee OK Industrial Trust Educational Facilities (Miscellaneous Revenue)	5.00	9-1-2020	1,000,000	1,135,930
Muskogee OK Industrial Trust Educational Facilities (Miscellaneous Revenue)	5.00	9-1-2021	1,000,000	1,135,240
Muskogee OK Industrial Trust Educational Facilities (Miscellaneous Revenue)	5.00	9-1-2022	1,000,000	1,134,600
Oklahoma Development Finance Authority (Miscellaneous Revenue)	4.00	6-1-2023	1,270,000	1,410,284

				16,146,054

Oregon: 0.13%
Medford Oregon Hospital Facilities Authority Revenue (Health Revenue)	5.00	10-1-2020	1,155,000	1,296,072
Medford Oregon Hospital Facilities Authority Revenue (Health Revenue)	5.00	10-1-2021	1,195,000	1,345,331

				2,641,403

Pennsylvania: 6.04%
Adams County PA IDA Gettysburg College Project (Education Revenue)	5.00	8-15-2024	1,500,000	1,664,910
Adams County PA IDA Gettysburg College Project (Education Revenue)	5.00	8-15-2025	1,500,000	1,652,580
Allegheny County PA Hospital Development Authority Series B (Health Revenue, National Insured)	6.00	7-1-2025	2,605,000	3,275,631
Allegheny County PA Series 72 (GO)	5.25	12-1-2033	4,000,000	4,495,960
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue) ±	1.56	11-1-2039	10,000,000	10,219,900
Bucks County PA Water & Sewer Authority Water System (Water & Sewer Revenue, AGM Insured)	5.00	12-1-2026	2,400,000	2,711,688
Chester County PA IDA Avon Grove Charter School Project Series A (Education Revenue)	5.65	12-15-2017	490,000	516,705
Chester County PA IDA Renaissance Academy Project Series A (Education Revenue)	5.63	10-1-2015	170,000	170,031
Crawford PA Central School District (GO)	5.00	2-1-2018	1,175,000	1,327,104
Dauphin County PA General Authority Office & Parking Riverfront Office Project (Miscellaneous Revenue)	6.00	1-1-2025	3,985,000	3,985,996
Delaware County PA Voctech School Authority (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.25	11-1-2033	2,000,000	2,224,380
Johnstown PA School District (GO, AGM Insured)	5.00	8-1-2024	2,730,000	3,069,339
Lancaster County PA Solid Waste Management Authority Series A (Resource Recovery Revenue)	5.25	12-15-2028	5,665,000	6,491,693
Lycoming County PA College Authority (Education Revenue)	5.50	7-1-2026	4,000,000	4,535,600
Millcreek Richland Joint Authority Pennsylvania Series B (Water & Sewer Revenue, Radian Insured)	4.70	8-1-2017	565,000	620,811
Northampton County PA General Purpose Hospital Authority St. Luke’s Hospital Project Series C (Health Revenue) ±	4.50	8-15-2032	1,170,000	1,241,674
Pennsylvania Higher Educational Facilities Series LL1 (Education Revenue)	5.00	11-1-2019	880,000	967,974
Pennsylvania Higher Educational Facilities Series LL1 (Education Revenue)	5.00	11-1-2020	590,000	648,670

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Series LL1 (Education Revenue)	5.00%	11-1-2022	$1,310,000	$1,431,136
Pennsylvania Hills PA School District (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	10-1-2021	1,460,000	1,594,524
Pennsylvania Public School Building Authority (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	2.00	5-15-2016	800,000	818,408
Pennsylvania Public School Building Authority (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	4.00	5-15-2021	500,000	546,015
Pennsylvania Public School Building Authority (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	4.00	5-15-2022	1,000,000	1,076,800
Pennsylvania Public School Building Authority (Miscellaneous Revenue)	5.00	4-1-2018	3,000,000	3,352,620
Pennsylvania Public School Building Authority (Miscellaneous Revenue)	5.00	4-1-2019	1,500,000	1,699,755
Pennsylvania Public School Building Authority (Miscellaneous Revenue)	5.00	4-1-2020	2,000,000	2,280,120
Pennsylvania Public School Building Authority School District Project (Miscellaneous Revenue)	5.00	4-1-2024	2,000,000	2,247,180
Pennsylvania Turnpike Commission Sub Series B (Transportation Revenue)	5.00	6-1-2017	325,000	363,773
Pennsylvania Turnpike Commission Sub Series C (Transportation Revenue, AGM Insured) ±	0.00	6-1-2033	1,350,000	1,498,406
Pennsylvania Turnpike Commission Sub Series E Step Bond (Transportation Revenue) ±	0.00	12-1-2038	2,000,000	2,045,060
Philadelphia PA Authority for Industrial Development (Education Revenue)	6.13	6-15-2023	1,000,000	1,025,230
Philadelphia PA Authority for Industrial Development (Education Revenue)	5.88	6-15-2022	1,000,000	1,026,150
Philadelphia PA Authority for Industrial Development (Education Revenue)	7.00	5-1-2026	740,000	780,915
Philadelphia PA Gas Works Series 1998 General Ordinance Series A (Utilities Revenue)	5.00	8-1-2015	1,000,000	1,046,640
Philadelphia PA Gas Works Series 1998 General Ordinance Series A (Utilities Revenue)	5.00	8-1-2016	1,000,000	1,083,370
Philadelphia PA IDA Master Charter School (Education Revenue)	5.00	8-1-2020	685,000	710,852
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project (Education Revenue)	5.00	5-1-2016	185,000	187,220
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project (Education Revenue)	6.25	5-1-2021	285,000	298,338
Philadelphia PA School District (GO)	5.00	9-1-2021	2,200,000	2,524,632
Philadelphia PA School District Refunding Bond Series C (GO)	5.00	9-1-2018	8,065,000	9,121,031
Philadelphia PA Series A (GO)	5.00	9-15-2021	7,000,000	8,057,770
Philadelphia PA Series A (GO)	5.25	7-15-2028	2,590,000	2,952,678
Philadelphia PA Series A (GO)	5.25	7-15-2029	4,410,000	4,993,134
Philadelphia PA Series A (GO)	5.25	7-15-2032	4,380,000	4,884,226
Pittsburgh PA Series A (GO)	4.00	9-1-2022	1,000,000	1,111,220
Pittsburgh PA Series A (GO)	5.00	9-1-2022	2,060,000	2,440,564
Pittsburgh PA Series A (GO)	5.00	9-1-2023	3,810,000	4,464,672
Reading PA School District (GO)	5.00	4-1-2021	3,120,000	3,486,194
State Public School Building Authority Pennsylvania School Revenue City of Harrisburg Project Series B-2 (Miscellaneous Revenue)	5.00	12-1-2024	1,250,000	1,457,225
State Public School Building Authority Pennsylvania School Revenue City of Harrisburg Project Series B-2 (Miscellaneous Revenue)	5.00	12-1-2025	1,250,000	1,438,013
State Public School Building Authority Pennsylvania School Revenue City of Harrisburg Project Series B-2 (Miscellaneous Revenue)	5.00	12-1-2026	1,250,000	1,426,163

				123,290,680

Puerto Rico: 0.23%
Puerto Rico Commonwealth Public Improvement Refunding Bond Series A (Tax Revenue, National Insured)	5.50	7-1-2016	275,000	287,994

18	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority Series ZZ (Utilities Revenue)	5.25%	7-1-2019	$3,075,000	$1,360,657
Puerto Rico HFA Subordinated Capital Fund Modernization (Housing Revenue, HUD Insured)	5.50	12-1-2017	2,850,000	3,132,407

				4,781,058

Rhode Island: 0.64%
Providence RI Series A (GO, AGM Insured)	4.00	1-15-2018	2,115,000	2,287,626
Rhode Island Health & Educational Building Corporation (Miscellaneous Revenue, AGM Insured)	5.00	5-15-2020	3,015,000	3,142,414
Rhode Island Health & Educational Building Corporation (Miscellaneous Revenue, AGM Insured)	5.00	5-15-2021	2,670,000	2,780,511
Rhode Island Health & Educational Building Corporation Providence Public Schools Financing Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	5-15-2015	2,060,000	2,130,390
Rhode Island Health & Educational Building Corporation Providence Public Schools Financing Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	5-15-2022	2,425,000	2,620,261

				12,961,202

South Carolina: 0.87%
Berkeley County SC Pollution Control Facilities Generating Company Project (Utilities Revenue)	4.88	10-1-2014	1,000,000	1,008,840
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2015	23,869	22,905
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2016	26,606	23,490
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2017	35,996	29,240
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2018	39,781	29,777
Connector 2000 Association Incorporated CAB Series A1 (Transportation Revenue) ¤	0.00	1-1-2032	1,100,104	250,153
Connector 2000 Association Incorporated CAB Series B1 (Transportation Revenue) ¤	0.00	1-1-2032	499,209	8,502
Connector 2000 Association Incorporated CAB Series B1 (Transportation Revenue) ¤	0.00	7-22-2051	1,669,013	6,776
Lee County SC School Facilities Incorporated Series 2006 (Miscellaneous Revenue, Radian Insured)	6.00	12-1-2016	590,000	652,221
Piedmont SC Municipal Power Agency Series A-3 (Utilities Revenue)	5.25	1-1-2019	3,500,000	3,956,470
South Carolina Education Assistance Authority Student Loan Series I (Education Revenue)	5.00	10-1-2024	2,515,000	2,677,041
South Carolina Jobs-EDA York Preparatory Academy Project series A (Education Revenue)	7.00	11-1-2033	1,000,000	1,045,510
South Carolina Transportation Infrastructure Series A (Miscellaneous Revenue, Syncora Guarantee Incorporated Insured)	5.00	10-1-2022	6,450,000	6,994,122
South Carolina Transportation Infrastructure Series A (Miscellaneous Revenue, Ambac Insured)	5.25	10-1-2022	1,000,000	1,012,950

				17,717,997

South Dakota: 0.07%
Lower Brule Sioux Tribe South Dakota Series B (GO)	5.25	5-1-2015	500,000	492,905
Rapid City SD Airport Project (Airport Revenue)	6.25	12-1-2026	920,000	1,011,770

				1,504,675

Tennessee: 1.11%
Shelby County TN Health Educational & Housing Facilities Board Le Bonheur Children’s Medical Center Series D (Health Revenue, National Insured)	5.50	8-15-2019	635,000	711,467
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2024	1,750,000	1,995,595
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2017	2,140,000	2,381,114

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Tennessee (continued)
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25%	9-1-2018	$1,400,000	$1,581,706
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2021	4,060,000	4,679,109
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2026	5,790,000	6,650,394
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2016	1,820,000	1,927,125
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2027	2,485,000	2,744,335

				22,670,845

Texas: 6.06%
Arlington TX Special Obligation Dallas Cowboys Series A (Tax Revenue, National Insured)	5.00	8-15-2034	625,000	649,213
Austin TX Refunding Revenue Bond (Utilities Revenue, National Insured)	5.25	5-15-2025	1,400,000	1,702,638
Central Texas Regional Mobility Authority (Transportation Revenue)	5.75	1-1-2019	1,310,000	1,508,321
Dallas Fort Worth TX International Airport Series A (Airport Revenue)	5.00	11-1-2022	1,230,000	1,345,805
Galveston TX Wharves & Terminal (Airport Revenue)	5.00	2-1-2026	2,000,000	2,136,600
Gulf Coast Texas Waste Disposal Authority (Water & Sewer Revenue, AGM Insured)	5.00	10-1-2020	1,305,000	1,511,738
Harris County TX Toll Road Project Series C (GO, AGM Insured)	5.25	8-15-2027	4,000,000	4,985,840
Houston TX Airport Senior Lien Series A (Airport Revenue)	5.00	7-1-2025	1,000,000	1,122,620
Houston TX Higher Education Financial Corporation Series A (Education Revenue)	4.00	2-15-2022	955,000	988,626
Houston TX Independent School District Limited Tax (GO)	4.25	2-15-2021	5,000,000	5,414,550
Houston TX Utilities Systems Series A (Water & Sewer Revenue)	5.25	11-15-2031	3,000,000	3,478,560
Lower Colorado River TX Authority (Utilities Revenue)	5.50	5-15-2031	2,500,000	2,886,775
Midtown TX RDA (Tax Revenue, Ambac Insured)	5.00	1-1-2020	1,495,000	1,517,246
Midtown TX RDA (Tax Revenue, Build America Mutual Assurance Company Insured)	5.25	1-1-2027	1,880,000	2,158,879
Midtown TX RDA (Tax Revenue, Build America Mutual Assurance Company Insured)	5.25	1-1-2029	2,390,000	2,712,220
Midtown TX RDA (Tax Revenue, Build America Mutual Assurance Company Insured)	5.25	1-1-2030	1,500,000	1,688,085
Midtown TX RDA (Tax Revenue, Build America Mutual Assurance Company Insured)	5.25	1-1-2031	1,000,000	1,111,420
North Harris County TX Regional Water Authority Senior Lien (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	5.00	12-15-2029	1,215,000	1,387,530
North Texas Health Facilities Development Corporation United Regional Health Care System (Health Revenue, AGM Insured)	5.00	9-1-2016	1,135,000	1,234,891
North Texas Higher Education Authority Incoming Student Loan Series A-2 (Education Revenue) ±	1.33	7-1-2030	10,115,000	10,130,982
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series A (Resource Recovery Revenue) ø	0.19	12-1-2039	19,000,000	19,000,000
Round Rock TX Transportation Systems Development Corporation (Tax Revenue, National Insured)	4.50	8-15-2020	1,000,000	1,025,330
Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Revenue (Utilities Revenue)	5.00	12-15-2021	3,945,000	4,499,825
Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Revenue (Utilities Revenue)	5.00	12-15-2023	7,925,000	8,912,138
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±	0.53	9-15-2017	6,585,000	6,577,888
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue)	5.00	12-15-2022	8,000,000	9,161,600
Texas PFA Charter School Revenue Kipp Incorporated Series A (Education Revenue, ACA Insured)	4.50	2-15-2016	855,000	856,941
Texas PFA Cosmos Foundation Series A (Education Revenue)	5.00	2-15-2018	530,000	542,831
Texas Private Activity Surface Transportation Corporation Project (Transportation Revenue)	7.50	6-30-2032	2,000,000	2,461,200

20	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Texas Private Activity Surface Transportation Corporation Project (Transportation Revenue)	7.50%	6-30-2033	$2,000,000	$2,455,080
Texas Private Activity Surface Transportation Corporation Project Senior Lien Note (Transportation Revenue)	7.50	12-31-2031	3,500,000	4,255,475
Texas SA Energy Acquisition Public Facility Corporation (Utilities Revenue)	5.25	8-1-2016	1,210,000	1,309,607
Texas SA Energy Acquisition Public Facility Corporation Gas Supply (Utilities Revenue)	5.50	8-1-2019	1,465,000	1,685,732
Texas Woman’s University Financing System (Education Revenue)	4.00	7-1-2020	1,000,000	1,120,130
Tomball TX Independent School District Refunding Balance School Building (GO, Permanent School Fund Insured) ¤	0.00	2-15-2015	825,000	823,870
University of Houston Texas (Education Revenue)	5.00	2-15-2024	2,700,000	3,069,954
University of Houston Texas Series B (Education Revenue)	5.25	7-1-2026	4,225,000	5,348,216
Waco TX Health Facilities Development Corporation Hillcrest System Project Series A (Health Revenue, National/FHA Insured)	5.00	8-1-2016	920,000	1,007,584

				123,785,940

Utah: 0.02%
Utah County UT Lakeview Academy Series A (Education Revenue)	5.35	7-15-2017	430,000	445,562

Virgin Islands: 1.41%
Virgin Islands PFA (Miscellaneous Revenue)	6.75	10-1-2019	3,000,000	3,402,330
Virgin Islands PFA Matching Fund Loan Notes Diageo Series A (Miscellaneous Revenue)	6.00	10-1-2014	265,000	267,555
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series 2010A (Tax Revenue)	5.00	10-1-2025	5,000,000	5,435,200
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series B (Miscellaneous Revenue)	5.00	10-1-2025	6,000,000	6,445,980
Virgin Islands PFA Matching Fund Loan Notes Series B (Miscellaneous Revenue)	5.00	10-1-2024	4,000,000	4,556,600
Virgin Islands PFA Matching Fund Loan Notes Sub Lien Series B (Tax Revenue)	5.25	10-1-2029	3,040,000	3,236,080
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10-1-2017	5,000,000	5,456,700

				28,800,445

Virginia: 0.14%
Marquis VA CDA CAB Series C (Tax Revenue) ¤(i)	0.00	9-1-2041	1,772,000	247,655
Marquis VA CDA Series B (Tax Revenue) (i)	5.63	9-1-2041	1,274,000	1,191,319
Reynolds Crossing CDA VA Reynolds Crossing Project (Miscellaneous Revenue)	5.10	3-1-2021	321,000	325,237
Virginia State College Building Authority Regent University Project (Education Revenue)	5.00	6-1-2015	210,000	217,965
Watkins Centre VA CDA (Miscellaneous Revenue)	5.40	3-1-2020	808,000	816,395

				2,798,571

Washington: 1.28%
Energy Northwest Washington (Utilities Revenue)	5.00	7-1-2022	1,185,000	1,396,357
Goat Hill Properties WA Government Office Building Project (Miscellaneous Revenue, National Insured)	5.00	12-1-2021	1,410,000	1,438,214
Grant County WA Public Utility District # 2 Priest Rapids Series A (Utilities Revenue, National Insured)	5.00	1-1-2023	345,000	367,891
Lewis County WA Public Utility District Refunding (Utilities Revenue)	5.25	4-1-2032	6,115,000	7,143,788
Port of Seattle WA Intermediate Lien Series A (Airport Revenue, National Insured)	5.00	3-1-2028	7,475,000	7,662,398
TES Properties Washington (Miscellaneous Revenue)	5.50	12-1-2029	1,400,000	1,608,824

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Washington (continued)
TOP Washington Lease Revenue Washington Office Buildings (Miscellaneous Revenue)	5.00%	7-1-2026	$2,750,000	$3,230,095
Washington EDFA (Education Revenue)	5.00	6-1-2028	1,000,000	1,151,010
Washington HEFAR Pacific Lutheran University (Education Revenue, Radian Insured)	5.00	11-1-2014	1,105,000	1,119,785
Washington HEFAR Whitworth University Project (Education Revenue, U.S. Bank NA Insured)	5.00	10-1-2015	1,010,000	1,058,662

				26,177,024

West Virginia: 0.09%
West Virginia School Building Authority (Miscellaneous Revenue)	5.25	7-1-2020	1,100,000	1,250,733
West Virginia School Building Authority Series A (Miscellaneous Revenue)	5.00	7-1-2022	500,000	590,370

				1,841,103

Wisconsin: 0.72%
Kenosha WI Unified School District #1 Series A (GO)	4.50	4-1-2015	1,620,000	1,669,799
Milwaukee County WI Series A (Airport Revenue)	5.00	12-1-2021	1,315,000	1,507,911
Wisconsin HEFA Bellin Memorial Hospital (Health Revenue, Ambac Insured)	5.50	2-15-2019	950,000	1,020,376
Wisconsin HEFA Mercy Alliance Incorporated Project Series A (Health Revenue)	5.00	6-1-2019	2,070,000	2,171,968
Wisconsin HEFA Series A (Health Revenue)	5.00	7-15-2021	3,500,000	3,964,975
Wisconsin Housing & Economic Development Authority Series E (Housing Revenue)	4.15	5-1-2015	210,000	216,350
Wisconsin HEFA Series M (Health Revenue, National Insured) ±(n)(m)	0.14	6-1-2019	2,650,000	2,550,625
Wisconsin PFA Charter School Voyager Foundation Incorporate Project Series A (Education Revenue)	6.00	10-1-2032	1,475,000	1,513,409

				14,615,413

Total Municipal Obligations (Cost $1,767,840,742)				1,854,434,178

	Yield		Shares
Short-Term Investments: 8.61%

Investment Companies: 8.61%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01		175,879,117	175,879,117

Total Short-Term Investments (Cost $175,879,117)				175,879,117

Total investments in securities
(Cost $1,943,719,859) *	99.47%	2,030,313,295
Other assets and liabilities, net	0.53	10,725,993

Total net assets	100.00%	$2,041,039,288

22	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2014

±	Variable rate investment. The rate shown is the rate in effect at period end.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	Security issued on a when-issued basis.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

(u)	The rate represents the 7-day annualized yield at period end.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

##	All or a portion of this security is segregated for when-issued securities.

*	Cost for federal income tax purposes is $1,943,717,150 and unrealized gains (losses) consists of:

Gross unrealized gains	$93,287,756
Gross unrealized losses	(6,691,611)

Net unrealized gains	$86,596,145

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Municipal Bond Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 94.43%

Alabama: 2.11%
Jefferson County AL Limited Obligation School District Series A (Tax Revenue, AGM Insured)	5.25%	1-1-2018	$775,000	$776,597
Jefferson County AL Limited Obligation School District Series A (Tax Revenue)	5.25	1-1-2020	3,000,000	3,037,770
Jefferson County AL Sewer Revenue Warrants CAB Series B (Water & Sewer Revenue, AGM Insured) ¤	0.00	10-1-2025	710,000	411,346
Jefferson County AL Sewer Revenue Warrants CAB Series B (Water & Sewer Revenue, AGM Insured) ¤	0.00	10-1-2026	3,000,000	1,636,080
Jefferson County AL Sewer Revenue Warrants CAB Series B (Water & Sewer Revenue, AGM Insured) ¤	0.00	10-1-2028	1,500,000	728,715
Jefferson County AL Sewer Revenue Warrants CAB Series B (Water & Sewer Revenue, AGM Insured) ¤	0.00	10-1-2034	4,000,000	1,240,120
Jefferson County AL Sewer Revenue Warrants CAB Series B (Water & Sewer Revenue, AGM Insured) ¤	0.00	10-1-2035	5,000,000	1,445,800
Jefferson County AL Sewer Revenue Warrants CAB Series B (Water & Sewer Revenue, AGM Insured) ¤	0.00	10-1-2036	4,000,000	1,078,800
Jefferson County AL Sewer Revenue Warrants Series A (GO)	4.90	4-1-2021	7,375,000	7,938,893
Jefferson County AL Sewer Revenue Warrants Series C (GO)	4.90	4-1-2021	4,255,000	4,580,125
Tuscaloosa County AL IDA Gulf Opportunity Zone Hunt Refining Project Series A (Industrial Development Revenue, Sumitomo Mitsui Banking LOC) ø	0.06	6-1-2028	30,000,000	30,000,000
Tuscaloosa County AL IDA Series A (Industrial Development Revenue) ø	0.36	9-1-2020	10,000,000	10,000,000

				62,874,246

Alaska: 0.61%
Alaska Housing Finance Corporation Series D (Housing Revenue, Landesbank Baden-Wuerttemberg SPA) ø	0.21	12-1-2041	15,185,000	15,185,000
Alaska Industrial Development & Export Authority Lake Dorothy Hydro-Electric Project (Utilities Revenue, Ambac Insured)	5.25	12-1-2021	3,000,000	3,010,740

				18,195,740

Arizona: 0.58%
Phoenix AZ IDA Legacy Traditional Schools Project Series A (Education Revenue) 144A	6.50	7-1-2034	2,000,000	2,158,680
Pima County AZ IDA Acclaim Charter School Project (Education Revenue)	5.60	12-1-2016	375,000	384,263
Pima County AZ IDA Global Water Resources LLC Project (Water & Sewer Revenue)	5.45	12-1-2017	100,000	101,309
Pima County AZ IDA Noah Webster Schools-PIMA Project (Education Revenue)	7.00	12-15-2043	3,225,000	3,362,901
Pima County AZ IDA Series A (Education Revenue)	7.75	7-1-2035	7,510,000	7,953,616
Tempe AZ IDA Friendship Village Project Series A (Health Revenue)	5.25	12-1-2020	1,000,000	1,095,620
Tempe AZ IDA Friendship Village Project Series A (Health Revenue)	5.38	12-1-2021	1,000,000	1,094,200
Tempe AZ IDA Friendship Village Project Series A (Health Revenue)	5.50	12-1-2022	1,000,000	1,086,080

				17,236,669

California: 10.17%
Alameda County CA Certificate of Participation (Miscellaneous Revenue, National Insured) ¤	0.00	6-15-2019	1,400,000	1,123,318
Alhambra CA Unified School District CAB Election of 2008 Series B (GO, AGM Insured) ¤	0.00	8-1-2031	2,175,000	1,013,420
Alhambra CA Unified School District CAB Election of 2008 Series B (GO, AGM Insured) ¤	0.00	8-1-2032	3,795,000	1,679,022
Alhambra CA Unified School District CAB Election of 2008 Series B (GO, AGM Insured) ¤	0.00	8-1-2034	5,000,000	1,978,250
Alhambra CA Unified School District CAB Election of 2008 Series B (GO, AGM Insured) ¤	0.00	8-1-2035	6,700,000	2,452,334

2	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Alhambra CA Unified School District CAB Series B (GO, AGM Insured) ¤	0.00%	8-1-2031	$7,500,000	$3,523,875
Bass Lake CA Unified Elementary School District CAB (GO, AGM Insured) ¤	0.00	8-1-2037	1,305,000	419,205
Bass Lake CA Unified Elementary School District CAB (GO, AGM Insured) ¤	0.00	8-1-2038	1,900,000	579,671
Bass Lake CA Unified Elementary School District CAB (GO, AGM Insured) ¤	0.00	8-1-2039	2,005,000	576,618
California Foothill/Eastern Transportation Corridor Agency CAB Series A (Transportation Revenue, AGM Insured) ¤	0.00	1-15-2022	12,255,000	9,360,369
California Foothill/Eastern Transportation Corridor Agency CAB Series A (Transportation Revenue, AGM Insured) ¤	0.00	1-15-2023	11,695,000	8,475,951
California Foothill/Eastern Transportation Corridor Agency CAB Series A (Transportation Revenue, AGM Insured) ¤	0.00	1-15-2024	2,000,000	1,377,860
California HFFA Community Program for Persons with Developmental Disabilities Series A (Miscellaneous Revenue)	6.25	2-1-2026	2,400,000	2,804,472
California HFFA Unrefunded Bond Providence Health Services Series C (Health Revenue) (h)	6.50	10-1-2016	10,050,000	12,340,797
California Municipal Finance Authority Charter School Revenue Albert Einstein Academies Project Series A (Miscellaneous Revenue)	7.13	8-1-2043	2,230,000	2,487,119
California PFOTER (GO, National Insured, Dexia Credit Local SPA) ø	0.33	2-1-2025	4,000,000	4,000,000
California Pollution Control Financing Waste Management Incorporated Project Series A-2 (Resource Recovery Revenue)	5.40	4-1-2025	1,240,000	1,282,941
California Public Works Board Department of General Services Buildings 8 & 9A (Miscellaneous Revenue)	6.25	4-1-2034	4,000,000	4,695,600
California Public Works Board Judicial Council Project Series A (Miscellaneous Revenue)	5.00	3-1-2031	3,260,000	3,635,682
California Statewide CDA Catholic Health Care West Series D (Health Revenue)	5.50	7-1-2031	1,690,000	1,851,716
California Statewide CDA Kaiser Permanente Series E (Health Revenue) ø	0.04	11-1-2036	10,000,000	10,000,000
California Statewide CDA School Facility Aspire Public Schools (Education Revenue)	5.00	7-1-2020	880,000	915,200
California Statewide CDA Sutter Health Series A (Health Revenue)	6.00	8-15-2042	4,900,000	5,874,365
Cerritos CA Community College District CAB Election of 2004 Series D (GO) ¤	0.00	8-1-2024	750,000	531,780
Cerritos CA Community College District CAB Election of 2004 Series D (GO) ¤	0.00	8-1-2027	1,000,000	594,530
Cerritos CA Community College District CAB Election of 2004 Series D (GO) ¤	0.00	8-1-2028	1,040,000	580,705
Clovis CA Unified School District CAB Election of 2001 Series B (GO, National Insured) ¤	0.00	8-1-2025	535,000	361,762
Colton CA Unified School District CAB Series B (GO, AGM Insured) ¤	0.00	8-1-2031	1,000,000	469,850
Colton CA Unified School District CAB Series B (GO, AGM Insured) ¤	0.00	8-1-2032	1,000,000	446,360
Colton CA Unified School District CAB Series B (GO, AGM Insured) ¤	0.00	8-1-2033	1,000,000	420,570
Compton CA Community College District CAB Election of 2002 Series C (GO) ¤	0.00	8-1-2032	2,515,000	986,861
Compton CA Community College District CAB Election of 2002 Series C (GO) ¤	0.00	8-1-2033	2,000,000	736,940
Compton CA Community College District CAB Election of 2002 Series C (GO) ¤	0.00	8-1-2036	510,000	156,590
Corona-Norca CA Unified School District Election of 2006 CAB Series C (GO, AGM Insured) ±	0.00	8-1-2039	2,920,000	3,210,715
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2028	1,165,000	634,797
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2029	1,500,000	772,230
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2030	2,000,000	974,160
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2031	2,000,000	918,880
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2032	1,660,000	723,328
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2033	1,230,000	504,165
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2034	1,615,000	627,815
Escondido CA Unified School District CAB Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2027	1,000,000	588,460
Gilroy CA Unified School District CAB Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2032	6,470,000	3,516,316
Gilroy CA Unified School District CAB Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2032	3,330,000	1,470,695

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Municipal Bond Fund	3

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Golden State Tobacco Securitization Corporate California Tobacco Settlement Revenue Series A (Tobacco Revenue, AGM Insured) ¤	0.00%	6-1-2026	$18,200,000	$11,730,628
Golden State Tobacco Securitization Corporate California Tobacco Settlement Revenue Series A (Tobacco Revenue)	5.00	6-1-2030	970,000	1,086,148
Golden West CA Schools Financing Authority PFOTER 3016 (Miscellaneous Revenue, Dexia Credit Local LOC, FGIC Insured, Dexia Credit Local LIQ) 144Aø	0.28	8-1-2026	6,945,000	6,945,000
Grossmont CA Union High School District CAB Election of 2004 (GO) ¤	0.00	8-1-2025	2,060,000	1,411,285
Hawthorne CA School District CAB Series C (GO, National Insured) ¤	0.00	11-1-2025	1,265,000	753,877
Little Lake CA City School District CAB Series D (GO) ¤	0.00	7-1-2027	115,000	66,943
Long Beach CA Bond Financing Authority Series A (Utilities Revenue)	5.50	11-15-2032	4,990,000	5,772,731
M-S-R California Energy Authority Gas Series B (Utilities Revenue)	6.13	11-1-2029	25,425,000	31,111,047
M-S-R California Energy Authority Gas Series C (Utilities Revenue)	6.13	11-1-2029	1,000,000	1,223,640
M-S-R California Energy Authority Gas Series C (Utilities Revenue)	7.00	11-1-2034	3,755,000	5,082,580
Merced CA City School District CAB (GO, National Insured) ¤	0.00	8-1-2024	1,375,000	937,049
Modesto CA High School District CAB Series A (GO, National Insured) ¤	0.00	8-1-2024	2,215,000	1,545,804
Montebello CA Unified School District CAB Election of 1998 (GO, National Insured) ¤	0.00	8-1-2024	1,130,000	782,378
Montebello CA Unified School District CAB Election of 1998 (GO, National Insured) ¤	0.00	8-1-2025	2,335,000	1,511,656
Montebello CA Unified School District CAB Election of 1998 (GO, National Insured) ¤	0.00	8-1-2027	2,775,000	1,583,526
Morongo Band of Mission Indians California Enterprise Casino Series B (Miscellaneous Revenue) 144A	6.50	3-1-2028	2,000,000	2,179,260
Newark CA Unified School District CAB Election of 1997 Series D (GO, AGM Insured) ¤	0.00	8-1-2026	1,770,000	1,070,939
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.88	7-1-2027	39,160,000	35,076,395
Ontario Montclair CA School District CAB (GO, AGM Insured) ¤	0.00	8-1-2028	1,500,000	862,695
Ontario Montclair CA School District CAB (GO, AGM Insured) ¤	0.00	8-1-2030	2,000,000	1,031,300
Palomar CA College District CAB Election of 2006 Series B (GO) ¤	0.00	8-1-2025	2,000,000	1,370,180
Palomar CA College District CAB Election of 2006 Series B (GO) ¤	0.00	8-1-2032	1,740,000	776,666
Palomar Pomerado CA Health ROC (GO, National Insured, Citibank NA LIQ) 144Aø	0.31	2-1-2016	6,000,000	6,000,000
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2027	2,095,000	1,203,054
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2028	4,450,000	2,422,002
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2029	4,520,000	2,286,487
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2030	6,725,000	3,222,755
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2031	2,185,000	984,539
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2032	2,000,000	872,540
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2033	4,295,000	1,759,919
Porterville CA Unified School Facilities Improvement District CAB Election of 2002 Series A (GO, National Insured) ¤	0.00	8-1-2025	1,445,000	882,779
Richmond CA Joint Powers Financing Authority Civic Center Project Series A (Miscellaneous Revenue, AGM Insured)	5.88	8-1-2037	25,000	28,421
Richmond CA Joint Powers Financing Authority Point Potrero Series A (Miscellaneous Revenue)	6.25	7-1-2024	5,420,000	6,432,835
San Bernardino CA Unified School District Election of 2012 Series A (GO, AGM Insured)	5.00	8-1-2031	1,100,000	1,208,570
San Bernardino CA Unified School District Series A (GO, AGM Insured)	5.00	8-1-2026	1,100,000	1,261,876
San Bernardino CA Unified School District Series A (GO, AGM Insured)	5.00	8-1-2028	1,250,000	1,418,763
San Buenaventura CA Community Mental Health System (Health Revenue)	6.00	12-1-2019	1,040,000	1,189,646
San Buenaventura CA Community Mental Health System (Health Revenue)	6.25	12-1-2020	2,000,000	2,333,080
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	7-1-2031	2,000,000	976,720

4	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
San Diego CA Unified School District CAB Series C (GO) ¤	0.00%	7-1-2032	$1,500,000	$696,135
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	7-1-2033	1,000,000	439,780
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	7-1-2034	2,000,000	814,780
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	7-1-2035	1,500,000	574,740
San Francisco CA Bay Area Toll Authority Series A (Transportation Revenue) ±	1.31	4-1-2036	28,000,000	28,328,720
San Mateo County CA Community College District Capital Appreciation Election of 2001 Series B (GO, National Insured, Deutsche Bank LIQ) 144Aø	0.21	6-1-2031	11,396,000	11,396,000
Santa Ana CA Financing Authority Prerefunded Bond Police Administration & Holding Facility Series A (Miscellaneous Revenue, National Insured)	6.25	7-1-2015	150,000	158,867
Santa Ana CA Financing Authority Unrefunded Bond Police Administration & Holding Facility Series A (Miscellaneous Revenue, National Insured)	6.25	7-1-2015	150,000	158,243
Santa Ana CA Unified School District CAB Election of 1999 Series B (GO, National Insured) ¤	0.00	8-1-2026	2,515,000	1,565,562
Sylvan CA Unified School District CAB (GO, AGM Insured) ¤	0.00	8-1-2037	1,085,000	348,535
Tahoe-Truckee CA Unified School District CAB (GO, National Insured) ¤	0.00	8-1-2024	2,965,000	2,069,214
Union Elementary School District California CAB Series A (GO, National Insured) ¤	0.00	9-1-2024	2,800,000	1,977,976
Upland CA Unified School District CAB Election of 2008 Series C (GO) ¤	0.00	8-1-2032	3,000,000	1,299,450
West Contra Costa CA Unified School District CAB Series C (GO, AGM Insured) ¤	0.00	8-1-2029	3,000,000	1,574,340
West Contra Costa CA Unified School District Series C-1 (GO, AGM Insured) ¤	0.00	8-1-2029	1,690,000	888,180
Wiseburn CA School District CAB Election of 2010 Series B (GO, AGM Insured) ¤	0.00	8-1-2034	2,000,000	791,300

				303,152,829

Colorado: 3.65%
Colorado E-470 Public Highway Authority CAB Series A (Miscellaneous Revenue, National Insured) ¤	0.00	9-1-2027	9,500,000	5,545,245
Colorado E-470 Public Highway Authority CAB Series B (Transportation Revenue, National Insured) ¤	0.00	9-1-2020	9,385,000	7,935,956
Colorado E-470 Public Highway Authority CAB Series B (Transportation Revenue, National Insured) ¤	0.00	9-1-2022	4,600,000	3,546,278
Colorado E-470 Public Highway Authority CAB Series B (Transportation Revenue, National Insured) ¤	0.00	9-1-2031	8,000,000	3,682,640
Colorado ECFA Charter School American Academy Project (Education Revenue)	7.13	12-1-2033	2,200,000	2,485,978
Colorado ECFA Charter School Banning Lewis (Education Revenue) 144A	6.13	12-15-2035	4,125,000	4,143,934
Colorado ECFA Charter School Community Leadership (Education Revenue)	5.75	7-1-2019	875,000	901,416
Colorado ECFA Charter School Monument Academy Project Series A (Education Revenue)	5.50	10-1-2017	230,000	239,839
Colorado ECFA Charter School Monument Academy Project Series A (Education Revenue)	7.25	10-1-2039	500,000	536,435
Colorado ECFA Community Leadership Academy Incorporated Second Campus Project (Education Revenue)	7.00	8-1-2033	1,330,000	1,427,808
Colorado ECFA Rocky Mountain Classical Academy Project Series A (Education Revenue)	7.50	9-1-2033	5,015,000	5,070,466
Colorado ECFA Rocky Mountain Classical Academy Project Series A (Education Revenue)	8.00	9-1-2043	5,930,000	6,040,595
Colorado ECFA Rocky Mountain Classical Academy Project Series A (Education Revenue)	8.13	9-1-2048	3,795,000	3,871,583
Colorado ECFA Twin Peaks Charter Academy (Miscellaneous Revenue)	6.50	3-15-2043	1,290,000	1,413,750
Colorado ECFA Union Colony Charter School Project (Education Revenue) 144A	5.75	12-1-2037	4,035,000	3,793,061
Colorado Health Facilities Authority Catholic Health Initiatives Series B (Health Revenue, U.S. Bank NA LIQ) ø	0.10	3-1-2032	16,000,000	16,000,000
Colorado Health Facilities Authority Catholic Health Initiatives Series D1 (Health Revenue)	6.25	10-1-2033	4,000,000	4,586,640

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Municipal Bond Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Colorado (continued)
Colorado High Performance Transportation Enterprise U.S. 36 and I-25 Managed Lanes Senior Bonds Series 2014 (Transportation Revenue)	5.75%	1-1-2044	$2,160,000	$2,214,691
Colorado PFA Charter School Highline Academy Project (Education Revenue)	6.25	12-15-2020	440,000	482,214
Colorado PFA Charter School Highline Academy Project (Education Revenue)	6.75	12-15-2025	455,000	497,820
Colorado PFA Charter School Highline Academy Project (Education Revenue)	7.38	12-15-2040	4,010,000	4,472,674
Denver CO City & County Airport Series G2 (Airport Revenue, AGM Insured, Morgan Stanley Bank SPA) ø	0.26	11-15-2025	20,000,000	20,000,000
Denver CO City & County Airport Sub Series G1 (Airport Revenue, AGM Insured, Morgan Stanley Bank SPA) ø	0.26	11-15-2025	1,600,000	1,600,000
Eagle County CO Airport Terminal Corporation Airport Terminal Improvement Project Series A (Airport Revenue)	5.15	5-1-2017	915,000	945,872
Eagle County CO Airport Terminal Corporation Airport Terminal Improvement Project Series B (Airport Revenue)	5.05	5-1-2015	110,000	111,610
Eagle County CO Airport Terminal Corporation Airport Terminal Improvement Project Series B (Airport Revenue)	5.25	5-1-2020	965,000	997,636
Regional Transportation District of Colorado Certificate of Participation Series A (Miscellaneous Revenue)	5.00	6-1-2023	5,500,000	6,442,480

				108,986,621

Connecticut: 0.46%
Connecticut HEFA Eastern Connecticut Health Network Series A (Health Revenue, Radian Insured)	6.38	7-1-2016	480,000	481,498
Connecticut HFA Special Needs Housing Series 2 (Health Revenue, Ambac Insured)	5.25	6-15-2022	1,675,000	1,681,131
Connecticut Series A (Miscellaneous Revenue) ±	1.16	4-15-2019	4,050,000	4,131,729
Connecticut Series A (GO) ±	1.31	4-15-2020	5,900,000	6,002,188
Hamden CT BAN (GO)	5.00	8-15-2026	1,235,000	1,355,499
New Haven CT Escrowed to Maturity Series C (GO, National Insured)	5.00	11-1-2019	5,000	5,206

				13,657,251

Delaware: 0.08%
Kent County DE Charter School Incorporated Project (Education Revenue)	7.38	5-1-2037	2,110,000	2,389,132

District of Columbia: 1.29%
District of Columbia Cesar Chavez Public Charter School (Education Revenue)	6.50	11-15-2021	5,170,000	5,698,116
District of Columbia Children’s Research Center (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.21	4-1-2038	5,835,000	5,835,000
District of Columbia Population Services International (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.21	11-1-2042	24,700,000	24,700,000
District of Columbia Water & Sewer Authority Public Utilities Series A (Water & Sewer Revenue)	6.00	10-1-2035	2,000,000	2,294,160

				38,527,276

Florida: 4.31%
Championsgate FL Community Development District Capital Improvement Series A (Miscellaneous Revenue)	6.25	5-1-2020	1,515,000	1,479,488
CityPlace Florida Community Development District (Miscellaneous Revenue)	5.00	5-1-2022	1,000,000	1,117,250
CityPlace Florida Community Development District (Miscellaneous Revenue)	5.00	5-1-2026	2,000,000	2,205,600
Collier County FL School Board Refunding Certificate of Participation (Miscellaneous Revenue, AGM Insured)	5.25	2-15-2021	1,000,000	1,181,490
Daytona Beach FL Refunding & Improvement Project (Water & Sewer Revenue, AGM Insured)	5.00	11-1-2031	1,155,000	1,294,351

6	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Daytona Beach FL Refunding & Improvement Project (Water & Sewer Revenue, AGM Insured)	5.00%	11-1-2032	$1,465,000	$1,641,752
Florida Department of Environmental Protection Everglades Restoration Class B (Tax Revenue, AGM Insured) ø	0.13	7-1-2027	19,375,000	19,375,000
Florida Development Finance Corporation Educational Facilities Revenue Renaissance Charter School Project Series A (Education Revenue)	5.50	6-15-2022	1,240,000	1,246,312
Florida Development Finance Corporation Educational Facilities Revenue Renaissance Charter School Project Series A (Education Revenue)	8.50	6-15-2044	13,290,000	13,876,621
Florida Housing Finance Corporation Journet Place Apartments Series 1 (Housing Revenue)	7.60	12-15-2047	820,000	953,389
Florida Housing Finance Corporation Villa Capri Phase III (Housing Revenue)	7.60	12-15-2042	2,780,000	2,998,536
Gulf Breeze FL Miami Beach Local Government Series B (Miscellaneous Revenue, FGIC Insured) ±	4.75	12-1-2015	75,000	75,205
Heritage Harbor FL Community Development District (Miscellaneous Revenue)	7.75	5-1-2023	470,000	465,413
Holmes County FL Hospital Corporation Doctors Memorial Hospital Project (Health Revenue)	6.00	11-1-2038	2,500,000	2,446,575
Indigo FL Community Development District Series C (Miscellaneous Revenue) (s)(i)	1.40	5-1-2030	2,629,549	1,299,129
Lakeland FL Educational Facilities Authority Florida Southern College Project Series A (Education Revenue)	5.00	9-1-2025	530,000	574,536
Lakeland FL Educational Facilities Authority Florida Southern College Project Series A (Education Revenue)	5.00	9-1-2028	1,195,000	1,274,946
Lakeside Plantation FL Community Development District Series A (Miscellaneous Revenue)	6.95	5-1-2031	1,266,000	1,266,544
Marshall Creek FL Community Development District (Miscellaneous Revenue)	6.63	5-1-2032	2,470,000	2,161,324
Marshall Creek FL Community Development District Series A (Miscellaneous Revenue)	7.65	5-1-2032	1,640,000	1,641,164
Martin County FL IDA (Industrial Development Revenue)	3.95	12-15-2021	5,500,000	5,587,560
Miami Beach FL Health Facilities Authority (Health Revenue)	6.75	11-15-2029	4,125,000	4,213,811
Miami FL HFA Jewish Home & Hospital Project (Health Revenue, SunTrust Bank LOC) ø	0.21	8-1-2026	12,500,000	12,500,000
Miami-Dade County FL Educational Facilities University of Miami Series A (Education Revenue)	5.75	4-1-2028	1,200,000	1,283,712
Miami-Dade County FL Seaport Revenue Bond Series B (Airport Revenue)	6.00	10-1-2033	500,000	583,405
Palm Beach County FL PFOTER Series 4615 (Miscellaneous Revenue, Dexia Credit Local LIQ) ø	0.41	8-1-2029	20,245,000	20,245,000
Palm Beach County FL Public Improvement Series 2 (Miscellaneous Revenue)	5.38	11-1-2028	2,000,000	2,301,700
Saint Johns County FL Industrial Development Authority Refunding Glenmoor Project Series A (Health Revenue) ±	1.34	1-1-2049	750,000	425,460
Saint Johns County FL Industrial Development Authority Refunding Subordinated Glenmoor Project Series B (Health Revenue)	2.50	1-1-2049	277,527	3
Saint Petersburg FL Health Facilities Authority All Children’s Project Series A (Health Revenue)	6.50	11-15-2039	5,500,000	6,496,655
Seminole County FL IDA Choices in Learning Series A (Education Revenue)	6.20	11-15-2026	2,170,000	2,270,753
Seminole County FL IDA Choices in Learning Series A (Education Revenue)	7.38	11-15-2041	3,525,000	3,913,032
South Miami FL Health Facilities Baptist Health (Health Revenue)	5.00	8-15-2023	2,810,000	3,136,606
Viera East FL Community Development District Water Management Project (Water & Sewer Revenue, National Insured)	5.75	5-1-2020	2,020,000	2,174,712
Viera East FL Community Development District Water Management Project (Water & Sewer Revenue, National Insured)	5.75	5-1-2021	2,140,000	2,319,332
Viera East FL Community Development District Water Management Project (Water & Sewer Revenue, National Insured)	5.75	5-1-2022	2,265,000	2,451,636

				128,478,002

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Municipal Bond Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Georgia 0.93%
Atlanta GA Development Authority TUFF Advanced Technology Development Center Project Series A (Industrial Development Revenue)	5.63%	7-1-2018	$2,640,000	$2,642,798
Cobb County GA Development Authority Charter Learning Center Foundation Central Project Series A (Education Revenue)	6.38	7-1-2025	2,370,000	2,428,847
Forsyth County GA Hospital Authority Georgia Baptist Health Care System Project (Health Revenue)	6.38	10-1-2028	465,000	598,125
Georgia Municipal Association Certificate of Participation City Court Atlanta Project (Miscellaneous Revenue, Ambac Insured)	5.50	12-1-2016	2,175,000	2,182,547
Georgia Municipal Association Certificate of Participation City Court Atlanta Project (Miscellaneous Revenue, Ambac Insured)	5.50	12-1-2017	2,220,000	2,226,926
Georgia Municipal Association Certificate of Participation City Court Atlanta Project (Miscellaneous Revenue, Ambac Insured)	5.50	12-1-2018	2,500,000	2,507,150
Georgia Municipal Electric Authority Power Series EE (Utilities Revenue, Ambac Insured)	7.25	1-1-2024	400,000	546,012
Georgia Municipal Electric Authority Prerefunded Balance Class A (Utilities Revenue, National Insured, Societe Generale LIQ) 144Aø	0.10	1-1-2018	2,545,000	2,545,000
Georgia Private Colleges & Universities Authority Series A (Education Revenue)	5.25	10-1-2027	2,000,000	2,172,300
Georgia Road & Tollway Authority Toll Revenue CABS I-75 South Expressway Lanes Project Series A (Transportation Revenue) ¤	0.00	6-1-2034	3,750,000	998,475
Georgia Road & Tollway Authority Toll Revenue CABS I-75 South Expressway Lanes Project Series B (Transportation Revenue) ¤	0.00	6-1-2049	5,600,000	2,827,440
Main Street Natural Gas Incorporated Georgia Gas Project Series A (Utilities Revenue)	5.50	9-15-2027	5,060,000	5,992,912

				27,668,532

Guam: 0.57%
Guam Government Hotel Occupancy Series A (Tax Revenue)	6.50	11-1-2040	11,300,000	12,894,543
Guam Government Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.38	12-1-2024	3,195,000	3,449,130
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.00	7-1-2019	450,000	489,447
Guam Housing Corporation Guaranteed Mortgage-Backed Securities Series A (Housing Revenue, FHLMC Insured)	5.75	9-1-2031	60,000	66,904

				16,900,024

Hawaii: 0.10%
Hawaii Series DZ (GO)	5.00	12-1-2031	2,700,000	3,065,499

Idaho: 0.61%
Boise-Kuna ID Irrigation District Arrowrock Hydroelectric Project (Utilities Revenue)	7.38	6-1-2040	6,300,000	7,081,011
Idaho Health Facilities Authority Trinity Health Credit Group Series B (Health Revenue)	6.25	12-1-2033	3,000,000	3,488,550
Idaho Housing & Finance Association Idaho Arts Charter School Incorporated Project Series A (Education Revenue)	5.75	12-1-2032	500,000	514,755
Idaho Housing & Finance Association Idaho Arts Charter School Incorporated Project Series A (Education Revenue)	6.50	12-1-2038	1,405,000	1,477,920
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A (Education Revenue)	5.85	5-1-2033	730,000	706,801
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A (Education Revenue)	6.25	5-1-2043	1,365,000	1,315,491
Idaho Housing & Finance Association Liberty Charter School Series A (Education Revenue)	6.00	6-1-2038	500,000	513,995

8	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Idaho (continued)
Idaho Housing & Finance Association Nonprofit Facilities Revenue CAB North Star Charter School Series A (Education Revenue)	6.75%	7-1-2048	$1,322,876	$1,133,229
Idaho Housing & Finance Association Nonprofit Facilities Revenue CAB North Star Charter School Series B (Education Revenue) ¤	0.00	7-1-2049	1,276,564	42,165
Idaho Housing & Finance Association Series A (Education Revenue)	6.13	7-1-2038	1,500,000	1,549,560
Idaho Housing & Finance Association Series H2 (Housing Revenue, FHA/VA Insured)	6.15	1-1-2028	15,000	15,037
Idaho Housing & Finance Association SFHR Series B-2 (Housing Revenue)	6.00	7-1-2014	30,000	30,002
Idaho Housing & Finance Association SFHR Series D (Housing Revenue)	6.30	7-1-2025	295,000	295,620

				18,164,136

Illinois: 16.84%
Chicago IL Board of Education CAB City Colleges (GO, National Insured) ¤	0.00	1-1-2025	9,935,000	6,283,490
Chicago IL Board of Education CAB School Reform Series A (GO, National Insured) ¤	0.00	12-1-2023	7,955,000	5,362,863
Chicago IL Board of Education CAB School Reform Series A (GO, National Insured) ¤	0.00	12-1-2020	1,000,000	831,940
Chicago IL Board of Education CAB School Reform Series A (GO, National Insured) ¤	0.00	12-1-2031	2,705,000	1,113,676
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National Insured) ¤	0.00	12-1-2030	29,000,000	12,684,890
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National Insured) ¤	0.00	12-1-2028	15,390,000	7,614,510
Chicago IL Board of Education CAB School Reform Series B-1 (GO, AGM/FGIC Insured) ¤	0.00	12-1-2029	14,205,000	6,887,720
Chicago IL Board of Education CAB Series A (GO, AGM Insured)	5.00	12-1-2042	7,000,000	7,047,530
Chicago IL Board of Education Series 2012 (GO, Dexia Credit Local LIQ) 144A±	0.69	12-1-2034	15,000,000	15,000,000
Chicago IL Board of Education Series A (GO, Build America Mutual Assurance Company Insured)	5.00	12-1-2042	15,000,000	15,424,950
Chicago IL Board of Education Series A (GO, National Insured) ¤	0.00	12-1-2027	4,000,000	2,089,880
Chicago IL Board of Education Series B (GO, Ambac Insured)	5.00	12-1-2023	500,000	544,385
Chicago IL Board of Education Series D (GO, AGM Insured)	5.00	12-1-2025	1,430,000	1,535,091
Chicago IL CAB Project & Refunding Series A (GO, National Insured) ±	5.56	1-1-2021	3,520,000	3,757,248
Chicago IL CAB Project & Refunding Series C (GO, AGM Insured) ¤	0.00	1-1-2026	7,360,000	4,516,832
Chicago IL CAB Series A (GO, National Insured) ¤	0.00	1-1-2027	3,955,000	2,228,840
Chicago IL CAB Series A (GO, National Insured) ¤	0.00	1-1-2028	5,515,000	2,933,594
Chicago IL CAB Series A (GO, National Insured) ¤	0.00	1-1-2029	4,080,000	2,044,896
Chicago IL O’Hare International Airport (Airport Revenue, AGM Insured)	5.50	1-1-2043	4,530,000	4,954,189
Chicago IL O’Hare International Airport (Airport Revenue)	5.75	1-1-2038	7,500,000	8,172,900
Chicago IL O’Hare International Airport (Airport Revenue)	5.75	1-1-2043	4,500,000	4,937,085
Chicago IL O’Hare International Airport Series B (Airport Revenue, National Insured)	6.00	1-1-2027	1,200,000	1,205,352
Chicago IL Park District Limited Tax Series A (GO)	5.75	1-1-2038	6,715,000	7,642,140
Chicago IL Series A (GO, National Insured)	5.00	1-1-2029	23,065,000	23,697,673
Chicago IL Series A (GO, AGM Insured)	5.00	1-1-2028	9,550,000	9,955,207
Chicago IL Series C (GO)	5.00	1-1-2034	24,000,000	24,376,560
Chicago IL Wastewater Transmission Project (Water & Sewer Revenue)	5.00	1-1-2027	4,000,000	4,275,760
Cook County IL Community College District #508 (GO)	5.25	12-1-2043	4,000,000	4,330,280
Cook County IL Community College District #508 (GO)	5.50	12-1-2038	6,000,000	6,720,360
Cook County IL Series C (GO, AGM Insured)	5.00	11-15-2024	4,240,000	4,857,853
Cook County IL Series C (GO)	5.00	11-15-2027	325,000	364,562
Cook County IL Series C (GO)	5.00	11-15-2028	3,455,000	3,862,828
Cook County IL Series G (GO)	5.00	11-15-2028	27,000,000	29,311,200
DeKalb-Kane-Lasalle Counties IL Kishwaukee Community College District #523 Series B (GO) ¤	0.00	2-1-2019	500,000	462,535

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Municipal Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
DuPage County IL Community Unit School District #46 School Building (GO, Ambac Insured) ¤	0.00%	1-1-2023	$23,450,000	$17,917,442
Illinois (GO, Ambac Insured)	5.00	4-1-2020	5,905,000	6,087,287
Illinois (GO)	5.00	1-1-2022	2,260,000	2,370,537
Illinois (Miscellaneous Revenue)	5.00	7-1-2022	6,700,000	7,535,691
Illinois (GO)	5.00	1-1-2023	1,145,000	1,198,208
Illinois (GO, Ambac Insured)	5.00	4-1-2024	1,830,000	1,876,994
Illinois (Miscellaneous Revenue)	5.00	8-1-2025	4,000,000	4,368,240
Illinois (GO, Ambac Insured)	5.00	4-1-2027	7,585,000	7,759,152
Illinois (GO)	5.00	4-1-2028	3,685,000	3,836,527
Illinois (GO, Ambac Insured)	5.00	4-1-2028	6,705,000	6,847,749
Illinois (GO)	5.50	1-1-2030	2,900,000	3,406,311
Illinois Development Finance Authority Balance Community Rehabilitation Series A (Health Revenue) (s)	7.88	7-1-2020	99,285	63,499
Illinois Finance Authority Advocate Healthcare Network Series D (Health Revenue)	6.50	11-1-2038	5,415,000	6,289,956
Illinois Finance Authority Centegra Health System Project (Health Revenue)	5.00	9-1-2018	1,325,000	1,481,310
Illinois Finance Authority Centegra Health System Project (Health Revenue)	5.00	9-1-2020	1,465,000	1,641,957
Illinois Finance Authority Charter Schools Series A (Education Revenue)	6.25	9-1-2039	7,955,000	8,473,746
Illinois Finance Authority Charter Schools Series A (Education Revenue)	6.88	10-1-2031	1,990,000	2,263,366
Illinois Finance Authority Charter Schools Series A (Education Revenue)	7.13	10-1-2041	3,300,000	3,792,162
Illinois Finance Authority Medical District Commission Project A (Health Revenue, AGC Insured)	4.13	9-1-2018	830,000	843,645
Illinois Finance Authority New Money Community Rehabilitation Series A (Health Revenue)	5.35	7-1-2027	305,000	308,093
Illinois Finance Authority Northwestern Memorial Hospital Project Series A (Health Revenue)	6.00	8-15-2039	5,000,000	5,797,600
Illinois Finance Authority Student Housing (Education Revenue)	5.13	10-1-2020	5,000,000	5,322,400
Illinois Finance Authority Student Housing Illinois State University (Education Revenue)	6.75	4-1-2031	8,000,000	9,137,520
Illinois Finance Authority University of Chicago Series B (Education Revenue)	6.25	7-1-2038	3,115,000	3,598,448
Illinois Series 1 (GO, National Insured)	6.00	11-1-2026	3,000,000	3,520,680
Illinois Sports Facilities Authority State Tax Supported CAB (Tax Revenue, Ambac Insured) ¤	0.00	6-15-2021	7,595,000	6,065,899
Illinois Toll Highway Authority Series A1 (Transportation Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	0.07	1-1-2031	20,000,000	20,000,000
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured, Landesbank Hessen-Thüringen SPA) ø	0.27	1-1-2016	12,300,000	12,300,000
Illinois Toll Highway Authority Series B (Transportation Revenue)	5.00	1-1-2039	1,500,000	1,646,220
Kane & DeKalb Counties IL Community Unit School District #302 School Building (GO, AGM Insured)	5.50	2-1-2025	1,265,000	1,361,773
Kane & DeKalb Counties IL Community Unit School District #302 School Building (GO, AGM Insured)	5.50	2-1-2026	3,610,000	3,871,256
Kendall Kane & Will Counties IL CAB School District #308 (GO, AGM Insured) ¤	0.00	2-1-2025	1,760,000	1,172,248
Kendall Kane & Will Counties IL CAB School District #308 (GO, AGM Insured) ¤	0.00	2-1-2026	5,050,000	3,160,593
Kendall Kane & Will Counties IL CAB School District #308 (GO, AGM Insured) ¤	0.00	2-1-2027	12,050,000	7,051,058
Lake County IL Community Consolidated School District #38 CAB (GO, Ambac Insured) ¤	0.00	2-1-2024	5,385,000	3,843,705
Lake County IL School District #24 Millburn CAB (GO, National Insured) ¤	0.00	1-1-2024	2,000,000	1,370,160
Lake County IL School District #38 Big Hollow CAB (GO, Ambac Insured) ¤	0.00	2-1-2018	3,800,000	3,538,408
Lake County IL School District #38 Big Hollow CAB (GO, Ambac Insured) ¤	0.00	2-1-2019	675,000	606,542
Lake County IL School District #38 Big Hollow CAB (GO, Ambac Insured) ¤	0.00	2-1-2020	1,250,000	1,081,225

10	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Lake County IL School District #38 Big Hollow CAB (GO, Ambac Insured) ¤	0.00%	2-1-2021	$1,040,000	$863,980
Lake County IL Township High School District #126 Zion-Benton CAB (GO, National Insured) ¤	0.00	2-1-2020	910,000	768,877
McHenry & Kane Counties IL Community Consolidated School District #158 (GO)	5.63	1-15-2032	2,500,000	2,901,525
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (GO, AGM/FGIC Insured) ¤	0.00	1-1-2023	1,905,000	1,419,492
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (GO, National Insured) ¤	0.00	1-1-2021	6,250,000	5,090,750
McHenry & Kane Counties IL Community Consolidated School District #158 Huntley CAB (GO, National Insured) ¤	0.00	1-1-2019	765,000	718,098
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2032	4,000,000	1,699,920
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series B (Tax Revenue, National Insured) ¤	0.00	6-15-2029	20,400,000	10,654,308
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series B-1 (Tax Revenue, AGM Insured) ¤	0.00	6-15-2027	7,400,000	4,325,818
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series PJ (Tax Revenue, National Insured) ¤	0.00	6-15-2028	29,980,000	16,651,791
Regional Transportation Authority Illinois (Tax Revenue, AGM Insured)	5.75	6-1-2023	400,000	499,728
Sangamon County IL School District #186 COP Hay-Edwards Elementary School Project Series A (Miscellaneous Revenue, ACA Insured)	5.88	8-15-2018	2,810,000	2,672,141
Southwestern Illinois Development Authority Local Government Program Collinsville Limited (Tax Revenue)	5.00	3-1-2025	2,525,000	2,211,774
Springfield IL Senior Lien Notes (Utilities Revenue, National Insured)	5.00	3-1-2024	1,425,000	1,536,435
Tazewell County IL School District #51 (GO, National Insured)	9.00	12-1-2023	500,000	732,670
Town of Cicero IL Series A (GO, Syncora Guarantee Incorporated Insured)	5.25	1-1-2016	2,000,000	2,049,900
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue, National Insured) ¤	0.00	4-1-2025	765,000	515,373
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue, National Insured) ¤	0.00	4-1-2026	2,355,000	1,487,559
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue, National Insured) ¤	0.00	4-1-2027	2,435,000	1,449,385
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue)	5.75	4-1-2038	14,000,000	15,912,400
University of Illinois Utility Infrastructure Projects (Education Revenue, Bank of New York Mellon SPA) ø	0.08	8-15-2021	7,000,000	7,000,000
Will County IL Community Unified School District #201 U Crete-Monee CAB (GO, National Insured) ¤	0.00	11-1-2023	1,500,000	1,083,930

				502,082,280

Indiana: 1.30%
Indiana Finance Authority Environmental Duke Energy Series B (Industrial Development Revenue)	6.00	8-1-2039	2,000,000	2,246,880
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series A (Industrial Development Revenue)	5.00	7-1-2035	9,970,000	10,388,142
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series A (Industrial Development Revenue)	5.00	7-1-2040	2,470,000	2,555,042
Indiana HEFA Clarian Health Series B (Health Revenue)	5.00	2-15-2022	3,050,000	3,251,758
Indianapolis IN Local Public Improvement Bond Bank Airport Authority Project Series F (Miscellaneous Revenue, Ambac Insured)	5.00	1-1-2023	2,750,000	2,947,505
Indianapolis IN Local Public Improvement Bond Bank ROCS RR II R-11779 (Water & Sewer Revenue, AGM Insured, Citibank NA LIQ) 144Aø	0.26	1-1-2017	15,000,000	15,000,000

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Indiana (continued)
Valparaiso IN Pratt Paper LLC Project (Industrial Development Revenue)	5.88%	1-1-2024	$2,235,000	$2,469,943

				38,859,270

Iowa: 0.34%
Iowa Finance Authority Midwestern Disaster Area Iowa Fertilizer Company Project (Industrial Development Revenue)	5.50	12-1-2022	9,800,000	10,216,304

Kansas: 0.31%
Kansas Independent College Finance Authority RAN Ottawa University Series C (Education Revenue)	4.60	5-1-2015	2,300,000	2,315,709
Sedgwick & Shawnee Counties KS Mortgage-Backed Securities Series A2 (Housing Revenue, GNMA Insured) ±	6.70	6-1-2029	115,000	116,419
Sedgwick & Shawnee Counties KS Mortgage-Backed Securities Series A5 (Housing Revenue, GNMA/FNMA Insured)	5.70	12-1-2036	375,000	390,221
Wyandotte County & Kansas City KS Unified Government Special Obligation Second Lien CAB Series A (Tax Revenue) ¤	0.00	6-1-2021	9,340,000	6,488,218

				9,310,567

Kentucky: 0.79%
Kentucky EDFA Balance Norton Series B (Health Revenue, National Insured) ¤	0.00	10-1-2028	4,845,000	2,587,375
Kentucky EDFA Norton Healthcare Incorporated Series B (Health Revenue, National Insured) ¤	0.00	10-1-2024	9,260,000	6,260,223
Kentucky EDFA Series 2980 (Health Revenue, Morgan Stanley Bank LIQ) 144Aø	0.38	8-15-2024	10,500,000	10,500,000
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project Series B (Transportation Revenue) ¤	0.00	7-1-2030	2,000,000	805,460
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project Series B (Transportation Revenue) ¤	0.00	7-1-2031	2,780,000	1,028,795
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project Series B (Transportation Revenue) ¤	0.00	7-1-2032	2,500,000	862,000
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project Series C (Transportation Revenue) ¤	0.00	7-1-2034	1,505,000	988,454
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project Series C (Transportation Revenue) ¤	0.00	7-1-2033	1,000,000	659,740

				23,692,047

Louisiana: 1.32%
Louisiana Local Government Environmental Facilities (Miscellaneous Revenue, Ambac Insured)	5.25	12-1-2018	4,105,000	4,215,753
Louisiana Public Facilities Authority Dock & Impala Warehousing LLC Project (Miscellaneous Revenue)	6.50	7-1-2036	10,500,000	11,123,070
Louisiana Tobacco Settlement Financing Corporation Series A (Tobacco Revenue)	5.00	5-15-2025	12,500,000	13,127,375
New Orleans LA (GO, FGIC Insured)	5.50	12-1-2021	2,050,000	2,343,581
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Series A (Airport Revenue)	6.50	1-1-2040	6,500,000	7,340,515
New Orleans LA Sewer Service (Water & Sewer Revenue, AGM Insured)	5.75	6-1-2018	770,000	894,101
New Orleans LA Sewer Service (Water & Sewer Revenue, AGM Insured)	6.00	6-1-2019	320,000	380,614

				39,425,009

Maine: 0.27%
Maine Educational Loan Authority Student Loan Series A-3 Class A (Education Revenue, AGM Insured)	5.88	12-1-2039	7,375,000	8,114,565

12	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Maryland: 0.02%
Howard County MD Certificate of Participation Agricultural Land Preservation #90-23 Series A (Miscellaneous Revenue)	8.00%	8-15-2020	$299,000	$389,394
Maryland CDA Department of Housing & Community Development Series B (Housing Revenue)	5.50	9-1-2031	81,000	81,002

				470,396

Massachusetts: 1.26%
Massachusetts Development Finance Agency Sabis International Charter Series A (Education Revenue)	8.00	4-15-2031	2,150,000	2,514,963
Massachusetts Development Finance Agency Sabis International Charter Series A (Education Revenue)	8.00	4-15-2039	3,900,000	4,544,007
Massachusetts Educational Finance Authority Series B (Education Revenue)	5.38	1-1-2020	2,535,000	2,776,256
Massachusetts Educational Finance Authority Series E (Education Revenue, Ambac Insured)	5.30	1-1-2016	40,000	40,154
Massachusetts Educational Finance Authority Series I (Education Revenue)	6.00	1-1-2028	2,535,000	2,710,802
Massachusetts Educational Finance Authority Series J (Education Revenue)	5.00	7-1-2020	6,000,000	6,792,120
Massachusetts Educational Finance Authority Series J (Education Revenue)	5.00	7-1-2021	3,000,000	3,392,700
Massachusetts PFOTER Series 4406 (Tax Revenue, Dexia Credit Local LIQ) 144Aø	0.28	7-1-2030	15,000	15,000
Massachusetts Series B (Miscellaneous Revenue, AGM Insured, Dexia Credit Local LIQ) 144Aø	0.16	11-1-2026	14,840,000	14,840,000

				37,626,002

Michigan: 5.72%
Detroit MI City School District (GO, AGM/Qualified School Board Loan Fund Insured)	5.00	5-1-2019	5,900,000	6,084,906
Detroit MI Distribution of State Aid (GO)	5.00	11-1-2030	2,855,000	2,975,909
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2018	3,050,000	2,398,886
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2019	3,050,000	2,248,277
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2020	2,070,000	1,422,504
Detroit MI Financial Recovery Bonds (GO) ±	3.50	10-7-2016	14,000,000	13,991,880
Detroit MI Sewage Disposal System (Water & Sewer Revenue, AGC/FGIC Insured)	5.50	7-1-2029	750,000	777,998
Detroit MI Sewage Disposal System Refunding Balance Senior Lien Series B (Water & Sewer Revenue, AGM Insured)	7.50	7-1-2033	16,985,000	18,621,675
Detroit MI Sewage Disposal System Refunding Revenue Senior Lien Series C-1 (Water & Sewer Revenue, NATL-RE, FGIC Insured)	6.50	7-1-2024	1,925,000	1,938,687
Detroit MI Sewage Disposal System Revenue Refunding Senior Lien Bond Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2020	5,000,000	5,019,400
Detroit MI Sewage Disposal System Revenue Refunding Senior Lien Bond Series C (Water & Sewer Revenue, National Insured)	5.25	7-1-2016	2,315,000	2,338,798
Detroit MI Water & Sewage Department Disposal System Series A (Water & Sewer Revenue)	5.25	7-1-2027	3,330,000	3,302,761
Detroit MI Water Supply System Second Lien Series B (Water & Sewer Revenue, AGM Insured)	7.00	7-1-2036	9,675,000	10,420,265
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, National Insured)	5.00	7-1-2022	3,225,000	3,234,707
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, National Insured)	5.00	7-1-2023	3,340,000	3,348,985
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, National Insured)	5.00	7-1-2024	3,650,000	3,657,008
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, National Insured)	5.00	7-1-2025	2,000,000	2,003,140

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, National Insured)	5.00%	7-1-2026	$2,080,000	$2,083,120
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, National Insured) ±	5.00	7-1-2021	3,085,000	3,105,114
Detroit MI Water Supply System Senior Lien Series B (Water & Sewer Revenue, National Insured) ±	5.00	7-1-2022	1,550,000	1,559,114
Detroit MI Water Supply System Senior Lien Series C (Water & Sewer Revenue, National Insured)	5.25	7-1-2019	2,540,000	2,541,067
Detroit MI Water Supply System Senior Lien Series D (Water & Sewer Revenue, National Insured)	5.00	7-1-2024	250,000	250,940
Detroit MI Water Supply System Senior Lien Series D (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2023	1,545,000	1,551,999
Livonia MI Public Schools School District Building & Site Series I (GO)	5.00	5-1-2026	1,075,000	1,211,719
Livonia MI Public Schools School District Building & Site Series I (GO)	5.00	5-1-2028	1,450,000	1,614,024
Livonia MI Public Schools School District Building & Site Series I (GO)	5.00	5-1-2029	1,350,000	1,490,819
Livonia MI Public Schools School District Building & Site Series I (GO)	5.00	5-1-2030	1,775,000	1,953,104
Livonia MI Public Schools School District Building & Site Series I (GO)	5.00	5-1-2031	1,425,000	1,557,853
Michigan Finance Authority Limited Obligation Holly Academy (Education Revenue)	6.50	10-1-2020	205,000	220,521
Michigan Finance Authority Limited Obligation Holly Academy (Education Revenue)	8.00	10-1-2040	1,175,000	1,331,322
Michigan Finance Authority Limited Obligation Series A (Miscellaneous Revenue)	7.50	12-1-2020	405,000	433,168
Michigan Finance Authority Limited Obligation Series A (Miscellaneous Revenue)	8.00	12-1-2030	1,135,000	1,209,047
Michigan Finance Authority Limited Obligation Series A (Miscellaneous Revenue)	8.25	12-1-2039	2,220,000	2,387,388
Michigan Finance Authority Public School Academy Old Redford Series A (Education Revenue)	5.90	12-1-2030	2,000,000	1,914,020
Michigan Finance Authority Public School Academy University Learning (Education Revenue)	5.25	11-1-2015	135,000	137,573
Michigan Finance Authority Public School Academy University Learning (Education Revenue)	6.25	11-1-2020	440,000	470,052
Michigan Municipal Bond Authority Local Government Loan Program CAB Series G (Miscellaneous Revenue, Ambac Insured) ¤	0.00	5-1-2016	175,000	168,753
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	4.00	11-1-2021	150,000	148,457
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	5.00	5-1-2017	550,000	587,307
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B Group A (Miscellaneous Revenue, Ambac Insured)	4.25	12-1-2016	2,770,000	2,884,955
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B Group A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2015	1,480,000	1,537,957
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B Group A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2017	2,475,000	2,632,757
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B Group A (Miscellaneous Revenue, Ambac Insured)	5.25	12-1-2023	1,185,000	1,213,250
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	3.63	5-1-2016	1,000,000	1,021,880
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	3.75	5-1-2017	450,000	462,726
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	4.00	5-1-2019	100,000	101,616
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	4.75	5-1-2027	4,610,000	4,617,007

14	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series G (Miscellaneous Revenue, Ambac Insured) ¤	0.00%	5-1-2017	$315,000	$294,698
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series G (Miscellaneous Revenue, Ambac Insured) ¤	0.00	5-1-2019	75,000	65,399
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series G (Miscellaneous Revenue, Ambac Insured) ¤	0.00	5-1-2020	155,000	129,580
Michigan Public Educational Facilities Authority Bradford Academy Project (Education Revenue)	8.75	9-1-2039	3,500,000	2,275,140
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project (Education Revenue) 144A	6.50	9-1-2037	3,745,000	2,434,400
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project (Education Revenue)	8.50	9-1-2029	1,500,000	975,060
Michigan Public Educational Facilities Authority Limited Obligation Crescent Academy Project (Education Revenue, Qualified School Board Loan Fund Insured)	7.00	10-1-2036	1,195,000	1,189,491
Michigan Public Educational Facilities Authority Limited Obligation Nataki Talibah (Miscellaneous Revenue)	6.25	10-1-2023	845,000	812,797
Michigan Public Educational Facilities Authority Madison Academy Project (Education Revenue)	8.38	12-1-2030	2,085,000	2,248,860
Michigan Public Educational Facilities Authority Madison Academy Project (Education Revenue)	8.63	12-1-2039	4,170,000	4,548,886
Michigan State Hospital Finance Authority Trinity Health Series A (Health Revenue)	5.00	12-1-2014	500,000	510,070
Michigan Strategic Fund Limited Detroit Education (Utilities Revenue)	5.63	7-1-2020	1,200,000	1,424,760
Oakland County MI Economic Development Corporation The Academy of The Sacred Heart Project Series A (Education Revenue)	6.50	12-15-2036	4,505,000	4,426,568
Star International Academy Michigan (Miscellaneous Revenue)	2.90	3-1-2015	100,000	100,242
Star International Academy Michigan (Miscellaneous Revenue)	3.15	3-1-2016	200,000	201,130
Star International Academy Michigan (Miscellaneous Revenue)	3.40	3-1-2017	100,000	100,990
Star International Academy Michigan (Miscellaneous Revenue)	5.00	3-1-2022	2,465,000	2,584,380
Wayne Charter County MI Building Imports Series A (GO)	6.75	11-1-2039	9,240,000	9,556,008
Wayne County MI Airport Authority (Airport Revenue, National Insured)	4.50	12-1-2025	9,050,000	9,335,075
Wayne County MI Airport Authority Junior Lien (Airport Revenue, National Insured)	5.00	12-1-2016	1,115,000	1,222,542

				170,620,491

Minnesota: 0.80%
Baytown Township MN St. Croix Preparatory Academy Series A (Education Revenue)	7.00	8-1-2038	750,000	785,085
Laurentian Energy Authority I LLC Minnesota Series A (Utilities Revenue)	5.00	12-1-2014	2,165,000	2,157,119
Minneapolis & St. Paul MN Housing & RDA Children’s Hospital Clinics Series A (Miscellaneous Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.06	8-15-2037	20,895,000	20,895,000

				23,837,204

Mississippi: 0.82%
Gulfport-Biloxi MS Regional Airport Authority Passenger Facilities Series A (Airport Revenue, ACA Insured)	5.00	10-1-2022	450,000	450,981
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project Series A (Water & Sewer Revenue, AGM Insured)	5.00	9-1-2030	8,155,000	8,974,659
Perry County MS PCR Leaf River Forest Product Project (Industrial Development Revenue) 144Aø	0.30	2-1-2022	15,000,000	15,000,000

				24,425,640

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Municipal Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Missouri: 0.66%
Independence MO Thirty-Ninth Street Transportation District Improvement Development Road Improvement Project (Tax Revenue)	6.88%	9-1-2032	$4,600,000	$4,816,660
Manchester MO Highway 141 Manchester Road Project (Tax Revenue)	6.00	11-1-2025	2,195,000	2,314,693
Ozark MO Certificate of Participation Community Center Project (Miscellaneous Revenue)	5.00	9-1-2026	460,000	485,420
Sikeston MO The Electric System of the Board of Municipal Utilities (Utilities Revenue, National Insured)	6.00	6-1-2015	750,000	786,870
Sikeston MO The Electric System of the Board of Municipal Utilities (Utilities Revenue, National Insured)	6.00	6-1-2016	1,500,000	1,640,355
St. Louis MO IDA Convention Center Hotel (Miscellaneous Revenue, Ambac Insured) ¤	0.00	7-15-2019	2,475,000	2,138,994
St. Louis MO Lambert St. Louis International Airport Series A-1 (Airport Revenue)	6.25	7-1-2029	2,000,000	2,276,960
St. Louis MO PFOTER 3584 (Airport Revenue, National Insured, Dexia Credit Local LIQ) ø	0.33	7-1-2030	5,200,000	5,200,000

				19,659,952

Nebraska: 0.04%
Nebraska Central Plains Energy Project Project #3 (Utilities Revenue)	5.00	9-1-2027	1,020,000	1,115,717

Nevada: 0.14%
Henderson NV Health Care Facility Catholic Healthcare West Project Series A (Health Revenue)	5.63	7-1-2024	2,650,000	2,659,461
Las Vegas NV Special Improvement District #60 Local Improvement (Miscellaneous Revenue)	5.00	6-1-2022	550,000	586,614
Las Vegas NV Special Improvement District #60 Local Improvement (Miscellaneous Revenue)	5.00	6-1-2023	435,000	463,653
Las Vegas NV Special Improvement District #60 Local Improvement (Miscellaneous Revenue)	5.00	6-1-2024	310,000	331,133

				4,040,861

New Hampshire: 0.05%
Manchester NH Housing & RDA CAB Series B (Miscellaneous Revenue, ACA Insured) ¤	0.00	1-1-2021	2,375,000	1,435,901
Manchester NH Housing & RDA CAB Series B (Miscellaneous Revenue, ACA Insured) ¤	0.00	1-1-2025	250,000	108,913

				1,544,814

New Jersey: 4.84%
New Jersey EDA (Miscellaneous Revenue, Dexia Credit Local LOC, Ambac Insured) 144Aø	0.33	12-15-2020	10,495,000	10,495,000
New Jersey EDA Natural Gas Company Project Series C (Utilities Revenue, National Insured) ±	4.90	10-1-2040	5,680,000	5,983,085
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	1.61	9-1-2027	12,500,000	12,323,000
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	1.66	3-1-2028	49,085,000	48,366,886
New Jersey EDA School Facilities Series C (Miscellaneous Revenue) ±	1.86	2-1-2018	3,000,000	3,053,430
New Jersey Tobacco Settlement Financing Corporation Series C (Tobacco Revenue, Morgan Stanley Bank LIQ) 144Aø	0.71	6-1-2029	5,000,000	5,000,000
New Jersey Transportation System Series A (Miscellaneous Revenue, National Insured)	5.75	6-15-2025	10,000,000	12,200,100

16	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
New Jersey TTFA (Transportation Revenue)	6.00%	12-15-2038	$10,425,000	$12,111,035
New Jersey TTFA PFOTER PT-109 (Transportation Revenue, Dexia Credit Local LOC, FGIC Insured, Dexia Credit Local SPA) 144Aø	0.33	12-15-2030	8,000,000	8,000,000
Rutgers State University NJ Series L (Education Revenue)	5.00	5-1-2033	3,560,000	4,017,531
South Jersey NJ Transportation Authority Series A (Transportation Revenue)	5.00	11-1-2023	1,500,000	1,700,010
South Jersey NJ Transportation Authority Series A (Transportation Revenue)	5.00	11-1-2024	1,500,000	1,679,595
South Jersey NJ Transportation Authority Series A (Transportation Revenue)	5.00	11-1-2025	3,400,000	3,758,870
South Jersey NJ Transportation Authority Series A (Transportation Revenue)	5.00	11-1-2026	3,920,000	4,292,243
Washington Township NJ Board of Education Mercer County PFOTER (GO, Dexia Bank SPA) ø	0.28	1-1-2028	11,425,000	11,425,000

				144,405,785

New Mexico: 0.03%
New Mexico Mortgage Finance Authority SFMR Class I (Housing Revenue, GNMA/FNMA/FHLMC Insured)	5.35	3-1-2030	920,000	988,365

New York: 8.84%
Deutsche Bank Spears Lifers Trust Series DB 1220 (Housing Revenue, Deutsche Bank LIQ) 144Aø(a)	0.50	10-1-2053	8,760,000	8,760,000
Genesee County NY IDA United Memorial Medical Center Project (Health Revenue)	4.75	12-1-2014	525,000	526,538
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A (Education Revenue)	7.65	2-1-2044	3,500,000	3,744,055
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A (Education Revenue)	8.25	2-1-2041	10,005,000	11,048,321
Metropolitan Transportation Authority New York Series 2008-C (Transportation Revenue)	6.50	11-15-2028	8,000,000	9,551,680
Metropolitan Transportation Authority New York Services Contract Series 7 (Miscellaneous Revenue)	5.63	7-1-2016	1,850,000	1,933,010
New York Dormitory Authority North Shore Jewish Series B (Health Revenue) ±	0.88	5-1-2018	2,940,000	2,929,445
New York Dormitory Authority Series B (Tax Revenue)	5.75	3-15-2036	10,000,000	11,554,900
New York Energy R&D Authority Brooklyn Union Gas Company Series B (Utilities Revenue) (x)	13.53	7-1-2026	4,300,000	4,342,226
New York Energy R&D Authority Linked SAVRS & Residual Interest Bonds Brooklyn (Utilities Revenue)	6.95	7-1-2026	2,600,000	2,612,766
New York NY Municipal Water Finance Authority 2nd General Resolution Series DD (Water & Sewer Revenue)	6.00	6-15-2040	11,625,000	13,437,221
New York NY Municipal Water Finance Authority Series 2009-A (Water & Sewer Revenue)	5.75	6-15-2040	5,000,000	5,719,650
New York NY Municipal Water Finance Authority Series AA3 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.22	6-15-2032	26,200,000	26,200,000
New York NY Municipal Water Finance Authority Series F-1 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.04	6-15-2033	21,215,000	21,215,000
New York NY Municipal Water Finance Authority Water & Sewer System Series A (Water & Sewer Revenue)	5.00	6-15-2038	36,650,000	39,942,636
New York NY Municipal Water Finance Authority Water & Sewer System Series DD (Water & Sewer Revenue)	5.00	6-15-2026	3,255,000	3,802,621
New York NY Transitional Finance Authority Building Aid Fiscal Year 2009 Series S-4 (Miscellaneous Revenue)	5.75	1-15-2039	2,500,000	2,876,000
New York NY Transitional Finance Authority Future Tax Secured Revenue Series I (Tax Revenue)	5.00	5-1-2033	5,395,000	6,097,159
New York NY Transitional Finance Authority Series 3 Sub Series 3C (Tax Revenue, Dexia Credit Local SPA) ø	0.28	11-1-2022	9,800,000	9,800,000

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Municipal Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
New York NY Transitional Finance Authority Sub Series 2B (Tax Revenue, Dexia Credit Local SPA) ø	0.24%	11-1-2022	$8,200,000	$8,200,000
New York Triborough Bridge & Tunnel Authority Series AB (Transportation Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	0.17	1-1-2019	2,515,000	2,515,000
New York Urban Development Corporation (Tax Revenue, Dexia Credit Local LOC, National Insured, Dexia Credit Local LIQ) 144Aø	0.28	3-15-2024	9,965,000	9,965,000
New York Urban Development Corporation Certificate of Participation James A. Farley Post Office Building Refinancing (Miscellaneous Revenue)	4.00	2-1-2015	15,975,000	16,050,242
Niagara Falls NY Public Improvement Project (GO, National Insured)	7.50	3-1-2016	685,000	755,219
Niagara Falls NY Public Improvement Project (GO, National Insured)	7.50	3-1-2016	65,000	72,854
Port Authority of New York & New Jersey Special Obligation JFK International Airport Terminal 6 (Airport Revenue, National Insured)	5.75	12-1-2025	4,000,000	4,010,280
Suffolk NY Tobacco Securitization Corporation Series B (Tobacco Revenue)	4.50	6-1-2026	520,000	541,674
Suffolk NY Tobacco Securitization Corporation Series B (Tobacco Revenue)	5.00	6-1-2025	500,000	542,710
Triborough Bridge & Tunnel Authority New York Various Refunding Bond Sub Series CD (Transportation Revenue, AGM Insured, Lloyds Bank SPA) ø	0.20	1-1-2019	25,860,000	25,860,000
Westchester County NY Local Development Corporation Pace University Series A (Education Revenue)	5.00	5-1-2034	1,750,000	1,816,010
Westchester County NY Local Development Corporation Pace University Series A (Education Revenue)	5.50	5-1-2042	2,000,000	2,150,840
Westchester County NY Local Development Corporation Pace University Series B (Education Revenue) ø	1.50	5-1-2044	5,000,000	5,000,000

				263,573,057

North Carolina: 0.65%
North Carolina Eastern Municipal Power Agency Series A (Utilities Revenue)	5.50	1-1-2026	1,250,000	1,394,650
North Carolina Eastern Municipal Power Agency Series C (Utilities Revenue)	6.75	1-1-2024	2,000,000	2,345,440
North Carolina Medical Care Commission Health Care Facilities University Health System Series D (Health Revenue)	6.25	12-1-2033	8,500,000	9,791,575
North Carolina Medical Care Commission Health Care Facilities University Health System Series D (Health Revenue)	6.00	12-1-2029	5,000,000	5,716,900

				19,248,565

Ohio: 2.18%
Akron OH Sewer System (Water & Sewer Revenue, Ambac Insured)	5.00	12-1-2016	1,500,000	1,607,940
Allen County OH Catholic Healthcare Series B (Health Revenue)	5.25	9-1-2027	3,825,000	4,231,330
Cleveland OH Airport System Revenue Series A (Airport Revenue)	5.00	1-1-2025	3,490,000	3,898,679
Kings OH Local School District (GO, National/FGIC Insured)	7.50	12-1-2016	610,000	671,177
Montgomery County OH Catholic Health Initiatives Series C2 (Health Revenue, U.S. Bank NA SPA) ø	0.10	10-1-2041	30,000,000	30,000,000
Montgomery County OH Hospital Kettering Medical Center (Health Revenue, National Insured)	6.25	4-1-2020	2,500,000	2,879,575
Ohio Enterprise Bond Toledo Series 2A (Industrial Development Revenue)	5.50	12-1-2019	1,900,000	2,146,278
Ohio Turnpike Commission CAB Series A-4 (Transportation Revenue) ¤	0.00	2-15-2034	8,500,000	6,206,785
Reynoldsburg OH City School District Series DCL-2014-001 (GO, Dexia Credit Local LIQ) 144Aø	0.21	9-1-2030	11,575,000	11,575,000
River South Authority Ohio Revenue Lazarus Building Redevelopment Series A (Miscellaneous Revenue)	5.75	12-1-2027	1,900,000	1,938,760

				65,155,524

18	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Oklahoma: 0.25%
Comanche County OK Independent School District #4 Geronimo (GO)	6.25%	8-15-2014	$2,144,789	$2,157,765
McGee Creek Authority Oklahoma Water Revenue (Water & Sewer Revenue, State Street Bank & Trust Company LOC, National Insured)	6.00	1-1-2023	4,620,000	5,221,755

				7,379,520

Oregon: 0.18%
Deschutes County OR Hospital Facilities Authority Cascade Healthcare Community Incorporated Project (Health Revenue)	8.25	1-1-2038	4,500,000	5,402,025

Pennsylvania: 4.87%
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A (Health Revenue)	5.63	8-15-2039	5,130,000	5,829,270
Allegheny County PA IDA Propel Schools Homestead Project Series A (Education Revenue)	7.50	12-15-2029	2,235,000	2,251,785
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue) ±	1.56	11-1-2039	20,000,000	20,439,800
Butler County PA General Authority South Park School District Project (Miscellaneous Revenue, AGM Insured, PNC Bank NA SPA) ø	0.10	8-1-2027	8,960,000	8,960,000
Butler County PA Hospital Authority Series A (Health Revenue, Royal Bank of Scotland LOC) ø	0.26	10-1-2042	3,000,000	3,000,000
Chester County PA IDA Avon Grove Charter School Project Series A (Education Revenue)	6.25	12-15-2027	2,000,000	2,073,940
Chester County PA IDA Virginia Beach Renaissance Academy Project Series A (Education Revenue)	5.63	10-1-2015	740,000	740,133
Dauphin County PA General Authority Office & Parking Riverfront Office Project (Miscellaneous Revenue)	6.00	1-1-2025	3,785,000	3,785,946
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue)	6.20	7-1-2019	2,035,000	2,036,038
Delaware Valley PA Regional Finance Authority Series 2996 (Miscellaneous Revenue, Morgan Stanley Bank LIQ) 144Aø	0.31	7-1-2017	5,500,000	5,500,000
Delaware Valley PA Regional Financial Authority Local Government Public Improvements Project (Miscellaneous Revenue)	5.75	7-1-2032	13,610,000	16,198,622
Delaware Valley PA Regional Financial Authority Local Government Series C (Miscellaneous Revenue, Ambac Insured)	7.75	7-1-2027	4,160,000	5,812,768
Delaware Valley PA Regional Financial Authority Series A (Miscellaneous Revenue, Ambac Insured)	5.50	8-1-2028	16,420,000	19,207,131
Delaware Valley PA Regional Financial Authority Series B (Miscellaneous Revenue, Bayerische Landesbank LOC) ø	0.27	6-1-2042	15,000,000	15,000,000
Luzerne County PA Series E (GO, AGM Insured)	8.00	11-1-2027	135,000	157,753
Penn Hills Municipality PA Series B (GO, Ambac Insured) ¤	0.00	12-1-2017	1,000,000	937,740
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, Ambac Insured)	5.00	12-1-2015	9,250,000	9,600,575
Pennsylvania Finance Authority Penn Hills Project Series B (Miscellaneous Revenue, National Insured) ¤	0.00	12-1-2025	3,790,000	2,412,676
Pennsylvania Public School Building Authority School District Project (Miscellaneous Revenue)	5.00	4-1-2024	3,000,000	3,370,770
Philadelphia PA Hospital & HEFAR Temple University Health System Series B (Health Revenue)	6.25	7-1-2023	11,000,000	11,696,960
Philadelphia PA IDA 1st Philadelphia Preparatory Charter School Project Series A (Education Revenue)	7.00	6-15-2033	2,000,000	2,088,780
Philadelphia PA IDA New Foundations Charter School Project (Education Revenue)	6.00	12-15-2027	295,000	308,514

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Municipal Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
State Public School Building Authority Pennsylvania Philadelphia School District Project (Miscellaneous Revenue)	5.00%	4-1-2022	$2,000,000	$2,298,300
Wilkes Barre PA Finance Authority Wilkes University Project (Education Revenue)	5.00	3-1-2022	1,600,000	1,675,504

				145,383,005

Puerto Rico: 0.50%
Puerto Rico Electric Power Authority Series UU (Utilities Revenue) ±	1.27	7-1-2018	3,960,000	1,624,511
Puerto Rico Electric Power Authority Series UU (Utilities Revenue) ±	1.27	7-1-2020	3,775,000	1,548,467
Puerto Rico Highway & Transportation Authority Series AA (Transportation Revenue, National Insured)	5.50	7-1-2020	3,015,000	3,254,240
Puerto Rico Highway & Transportation Authority Series Z (Tax Revenue, AGM Insured)	6.00	7-1-2018	5,570,000	6,075,032
University of Puerto Rico Refunding Bond Series Q (Education Revenue)	5.00	6-1-2016	410,000	355,581
University of Puerto Rico Series Q (Education Revenue)	5.00	6-1-2017	2,550,000	2,105,790

				14,963,621

Rhode Island: 0.11%
Rhode Island Clean Water Finance Agency Cranston Wastewater Treatment System (Miscellaneous Revenue, National Insured)	5.80	9-1-2022	3,335,000	3,339,235

South Carolina: 1.56%
Allendale County SC School District Energy Savings Special Obligation (Miscellaneous Revenue)	8.50	12-1-2018	1,780,000	1,802,642
Calhoun County SC Solid Waste Disposal Facilities Eastman Kodak Company Project (Industrial Development Revenue)	6.75	5-1-2017	400,000	464,968
Cherokee County SC Scago Educational Facilities Corporation Cherokee School District #1 Series B (Miscellaneous Revenue, AGM Insured)	5.00	12-1-2026	2,295,000	2,453,791
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2015	1,385,405	1,329,462
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2016	121,679	107,430
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2017	164,621	133,722
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2018	181,929	136,178
Connector 2000 Association Incorporated CAB Series A1 (Transportation Revenue) ¤	0.00	1-1-2032	5,030,581	1,143,904
Connector 2000 Association Incorporated CAB Series B1 (Transportation Revenue) ¤	0.00	1-1-2032	2,282,812	38,876
Connector 2000 Association Incorporated CAB Series B1 (Transportation Revenue) ¤	0.00	7-22-2051	7,632,322	30,987
Kershaw County SC Public Schools Kershaw County School District Project (Miscellaneous Revenue, AGC Insured)	5.00	12-1-2021	2,870,000	3,138,661
Kershaw County SC Public Schools Kershaw County School District Project (Miscellaneous Revenue, AGC Insured)	5.00	12-1-2022	905,000	988,124
Kershaw County SC Public Schools Kershaw County School District Project (Miscellaneous Revenue, AGC Insured)	5.00	12-1-2023	6,950,000	7,574,388
Lee County SC School Facilities Incorporated Series 2006 (Miscellaneous Revenue, Radian Insured)	6.00	12-1-2031	2,890,000	3,029,587
Newberry SC Newberry County School District Project (Miscellaneous Revenue)	5.25	12-1-2017	760,000	806,626
Piedmont SC Municipal Power Agency (Utilities Revenue, FGIC Insured)	6.75	1-1-2019	210,000	260,417
South Carolina Education Assistance Authority Student Loan Series I (Education Revenue)	5.10	10-1-2029	2,190,000	2,341,504
South Carolina Public Service Authority Revenue Floaters Series 3065X (Utilities Revenue, Credit Suisse LIQ) 144Aø	0.06	1-1-2038	10,640,000	10,640,000
South Carolina Public Service Authority Revenue Series A (Utilities Revenue, National Insured, Citibank NA LIQ) ø	0.21	1-1-2036	10,000,000	10,000,000

				46,421,267

20	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

South Dakota: 0.59%
Lower Brule Sioux Tribe South Dakota Series B (GO)	5.50%	5-1-2019	$2,000,000	$1,805,060
Lower Brule Sioux Tribe South Dakota Series B (GO)	5.60	5-1-2020	1,440,000	1,267,978
Rapid City SD Series A (Airport Revenue)	6.75	12-1-2031	1,020,000	1,131,823
Rapid City SD Series A (Airport Revenue)	7.00	12-1-2035	750,000	834,683
Sisseton-Wahpeton Sioux Tribe South Dakota Lake Traverse Reservation (Miscellaneous Revenue)	7.00	11-1-2023	1,290,000	1,226,184
South Dakota EDFA Pooled Loan Program Spearfish Forest Series A (Miscellaneous Revenue)	5.88	4-1-2028	2,350,000	2,518,989
South Dakota HEFA Regional Health (Health Revenue)	4.25	9-1-2024	3,400,000	3,561,398
South Dakota HEFA Sanford Health Project (Health Revenue)	5.50	11-1-2040	5,000,000	5,356,900

				17,703,015

Tennessee: 0.93%
Shelby County TN Health Educational & Housing Facilities Board Methodist Le Bonheur Series B (Health Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.09	6-1-2042	6,700,000	6,700,000
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2024	6,555,000	7,474,929
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	2-1-2022	3,090,000	3,464,137
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2026	1,485,000	1,705,671
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2025	6,385,000	7,153,946
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2027	1,000,000	1,104,360

				27,603,043

Texas: 7.20%
Beasley TX Higher Education Finance Corporation Focus Learning Academy Series A (Education Revenue)	7.75	8-15-2041	2,000,000	2,081,660
Central Texas Regional Mobility Authority Senior Lien (Transportation Revenue, National Insured) ±	4.25	1-1-2016	440,000	465,832
Central Texas Regional Mobility Authority Senior Lien (Transportation Revenue)	5.75	1-1-2025	2,000,000	2,207,580
Central Texas Regional Mobility Authority Senior Lien Series A (Transportation Revenue)	5.00	1-1-2033	2,740,000	2,897,386
Dallas TX Independent School District School Building (GO, Permanent School Fund Insured)	6.38	2-15-2034	10,000,000	11,815,600
Grand Parkway Transportation Corporation TX CAB Series B (Transportation Revenue) ¤	0.00	10-1-2029	1,015,000	736,819
Grand Parkway Transportation Corporation TX CAB Series B (Transportation Revenue) ¤	0.00	10-1-2030	2,000,000	1,448,320
Harris County Houston TX Sports Authority Series A (Tax Revenue, National Insured)	5.00	11-15-2025	795,000	795,342
Harris County Houston TX Sports Authority Series A (Tax Revenue, National Insured)	5.00	11-15-2028	3,305,000	3,306,388
Houston TX Airport System United Airlines Incorporated Terminal E Project (Airport Revenue)	4.50	7-1-2020	4,000,000	4,118,720
Houston TX Housing Finance Corporation Cullen Park Apartments Series A (Housing Revenue, FNMA LIQ)	5.70	12-1-2033	965,000	975,297
Houston TX Water Conveyance Systems Certificate of Participation Series H (Miscellaneous Revenue, Ambac Insured)	7.50	12-15-2014	1,000,000	1,024,060
Houston TX Water Conveyance Systems Certificate of Participation Series H (Miscellaneous Revenue, Ambac Insured)	7.50	12-15-2015	1,400,000	1,504,692
La Vernia TX Higher Education Finance Corporation Series A (Education Revenue)	6.25	2-15-2017	480,000	513,806
La Vernia TX Higher Education Finance Corporation Lifeschools of Dallas Series A (Education Revenue)	6.25	8-15-2021	4,860,000	6,035,391

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Municipal Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
La Vernia TX Higher Education Finance Corporation Lifeschools of Dallas Series A (Education Revenue)	7.50%	8-15-2041	$6,500,000	$8,473,075
Lewisville TX Combination Special Assessment Capital Improvement District 4 (Miscellaneous Revenue)	6.75	10-1-2032	2,210,000	2,297,140
Lewisville TX Combination Unrefunded Balance Refunding & Capital Special Assessment (Miscellaneous Revenue, ACA Insured)	6.13	9-1-2029	3,395,000	3,409,904
Lower Colorado TX River Authority Series A (Utilities Revenue)	5.00	5-15-2033	2,475,000	2,738,117
Lower Colorado TX River Authority Series A (Utilities Revenue)	5.00	5-15-2036	8,855,000	9,503,806
Lower Colorado TX River Authority Series A (Miscellaneous Revenue)	6.50	5-15-2037	5,000,000	5,222,500
Lower Colorado TX River Authority Unrefunded Balance (Miscellaneous Revenue)	7.25	5-15-2037	95,000	99,931
Newark TX ECFA A.W. Brown-Fellowship Leadership Academy Project Series A (Education Revenue)	6.00	8-15-2032	1,750,000	1,817,498
Newark TX ECFA A.W. Brown-Fellowship Leadership Academy Project Series A (Education Revenue)	6.00	8-15-2042	2,330,000	2,416,327
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series D (Industrial Development Revenue) ø	0.19	11-1-2040	10,000,000	10,000,000
San Leanna TX Education Facilities Corporation Street Edwards University Project (Education Revenue)	5.13	6-1-2022	1,735,000	1,839,117
San Leanna TX Education Facilities Corporation Street Edwards University Project (Education Revenue)	5.13	6-1-2023	1,000,000	1,055,560
San Leanna TX Education Facilities Corporation Street Edwards University Project (Education Revenue)	5.13	6-1-2024	750,000	787,658
Southeast Texas Housing Finance Corporation Mortgage-Backed Securities Program Series B (Housing Revenue, GNMA/FNMA Insured)	6.00	2-1-2036	357,020	371,793
Southeast Texas Housing Finance Corporation Mortgage-Backed Securities Program Series B (Housing Revenue, GNMA/FNMA Insured)	6.30	10-1-2035	158,246	163,179
Tarrant County TX Cultural Education Facilities Finance Corporation Air Force Village Obligation Group (Health Revenue)	5.00	5-15-2017	1,400,000	1,484,112
Tarrant County TX Cultural Education Facilities Finance Corporation Series 2973 (Health Revenue, Morgan Stanley Bank LIQ) 144Aø	0.26	11-15-2029	15,000,000	15,000,000
Tarrant County TX Cultural Education Facilities Finance Corporation Series 2974 (Health Revenue, Credit Suisse LIQ) 144Aø	0.26	11-15-2029	3,200,000	3,200,000
Tarrant County TX Cultural Education Facilities Finance Corporation Texas Health Resources Series A (Health Revenue)	5.00	2-15-2023	9,900,000	10,907,127
Texas Gas Supply SA Energy Acquisition Public Facilities Corporation (Utilities Revenue)	5.50	8-1-2023	9,300,000	10,823,247
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2024	20,500,000	22,702,520
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2023	11,250,000	12,651,300
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±	0.53	9-15-2017	15,780,000	15,762,958
Texas Municipal Gas Acquisition & Supply Corporation Series C (Utilities Revenue) ±	0.84	9-15-2027	5,000,000	4,331,650
Texas Municipal Gas Acquisition & Supply Corporation Series D (Utilities Revenue)	6.25	12-15-2026	2,000,000	2,429,300
Texas Municipal Power Agency (Utilities Revenue, National Insured) ¤	0.00	9-1-2015	40,000	39,891
Texas PFA Cosmos Foundation Series A (Education Revenue)	5.00	2-15-2018	1,240,000	1,270,020
Texas Private Activity Surface Transportation Corporation Project NTE Mobility Partners Segments LLC (Transportation Revenue)	6.75	6-30-2043	4,000,000	4,769,320
Texas Private Activity Surface Transportation Corporation Project NTE Mobility Partners Segments LLC (Transportation Revenue)	7.00	12-31-2038	12,500,000	15,246,500
Travis County TX Housing Finance Corporation Series A (Housing Revenue, GNMA Insured) ±	6.35	10-1-2034	314,012	314,232
Waco TX Educational Finance Corporation Baylor University Series A (Education Revenue, Bank of New York Mellon SPA) ø	0.05	2-1-2032	3,560,000	3,560,000

				214,614,675

22	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Utah: 0.53%
Spanish Fork City UT Charter School American Leadership Academy (Education Revenue) 144A	5.55%	11-15-2021	$1,280,000	$1,294,643
Utah County UT Charter School Ronald Wilson Reagan Series A (Education Revenue)	5.75	2-15-2022	725,000	763,382
Utah State Charter School Finance Authority Early Light Academy Project (Education Revenue)	8.50	7-15-2046	6,480,000	7,249,046
Utah State Charter School Finance Authority Oquirrh Mountain Charter School Project (Education Revenue)	8.00	7-15-2030	2,045,000	2,225,839
Utah State Charter School Finance Authority Oquirrh Mountain Charter School Project (Education Revenue)	8.00	7-15-2041	3,910,000	4,245,478

				15,778,388

Vermont: 0.85%
Burlington VT International Airport Project Series A (Airport Revenue)	4.00	7-1-2028	2,215,000	1,936,862
Burlington VT International Airport Project Series A (Airport Revenue)	5.00	7-1-2022	6,150,000	6,453,933
Vermont Student Assistance Corporation Education Loan Revenue Series B Class A2 (Education Revenue) ±	3.23	12-3-2035	16,800,000	16,903,306

				25,294,101

Virgin Islands: 1.15%
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series 2010A (Tax Revenue)	5.00	10-1-2025	4,000,000	4,348,160
Virgin Islands PFA Matching Fund Loan Notes Subordinated Lien Series B (Tax Revenue)	5.00	10-1-2025	5,150,000	5,493,711
Virgin Islands PFA Matching Fund Loan Senior Lien Series 2010A (Water & Sewer Revenue)	5.25	10-1-2018	435,000	440,568
Virgin Islands PFA Matching Fund Loan Senior Lien Series 2010A (Water & Sewer Revenue)	5.25	10-1-2019	300,000	303,840
Virgin Islands PFA Matching Fund Loan Senior Lien Series A (Miscellaneous Revenue)	6.75	10-1-2037	5,750,000	6,377,095
Virgin Islands PFA Series C (Miscellaneous Revenue)	5.00	10-1-2018	8,860,000	9,791,275
Virgin Islands PFA Series C (Miscellaneous Revenue)	5.00	10-1-2022	7,000,000	7,571,900

				34,326,549

Virginia: 0.83%
Albemarle County VA Industrial Development Revenue Jefferson Scholars Foundation Project (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.21	10-1-2037	5,000,000	5,000,000
Dulles VA Town Center CDA (Miscellaneous Revenue)	4.00	3-1-2018	2,025,000	2,051,001
Dulles VA Town Center CDA (Miscellaneous Revenue)	4.00	3-1-2019	1,590,000	1,598,618
Dulles VA Town Center CDA (Miscellaneous Revenue)	5.00	3-1-2021	1,395,000	1,454,957
Dulles VA Town Center CDA (Miscellaneous Revenue)	5.00	3-1-2022	1,100,000	1,144,605
Fairfax County VA Redevelopment & Housing Authority Housing for the Elderly Series A (Housing Revenue, FHA Insured)	6.00	9-1-2016	500,000	501,935
King & Queen County VA IDA Authority Public Facilities Lease King & Queen Courts Complex Series A (Miscellaneous Revenue, Radian Insured)	5.63	7-15-2017	820,000	820,992
Marquis VA CDA CAB Series C (Tax Revenue) ¤(i)	0.00	9-1-2041	1,824,000	254,922
Marquis VA CDA Series B (Tax Revenue) (i)	5.63	9-1-2041	1,310,000	1,225,007
Prince William County VA County Facilities (Miscellaneous Revenue)	5.00	10-1-2024	2,560,000	3,080,320
Reynolds Crossing VA CDA Reynolds Crossing Project (Miscellaneous Revenue)	5.10	3-1-2021	1,627,000	1,648,476
Riverside VA Regional Jail Authority (Miscellaneous Revenue)	5.00	7-1-2025	3,435,000	3,953,067

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Municipal Bond Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Virginia (continued)
Virginia Resources Authority Unrefunded Balance Series A (Utilities Revenue, National Insured)	5.50%	5-1-2016	$30,000	$30,131
Watkins Centre VA CDA (Miscellaneous Revenue)	5.40	3-1-2020	845,000	853,780
Winchester VA IDA Winchester Medical Center Incorporated (Health Revenue, Ambac Insured) ±	5.50	1-1-2015	715,000	729,636
Winchester VA IDA Winchester Medical Center Incorporated (Health Revenue, Ambac Insured) ±	5.50	1-1-2015	515,000	525,542

				24,872,989

Washington: 0.59%
King County WA Multi-Modal Limited Tax (GO, State Street Bank & Trust Company SPA) ø	0.07	1-1-2040	10,000,000	10,000,000
Spokane WA Housing Finance Commission Riverview Retirement Community Project (Health Revenue)	5.00	1-1-2023	1,895,000	2,019,198
Washington Health Care Facilities Central Washington Health Services (Health Revenue)	7.00	7-1-2039	5,000,000	5,637,800

				17,656,998

West Virginia: 0.09%
Ohio County WV Fort Henry Center Financing District Series A (Tax Revenue)	5.00	6-1-2015	215,000	217,595
West Virginia Hospital Finance Authority Improvement Series D (Health Revenue, AGM Insured)	5.50	6-1-2033	2,305,000	2,484,352

				2,701,947

Wisconsin: 1.10%
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A (Education Revenue)	6.00	8-1-2033	2,120,000	2,277,982
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A (Education Revenue)	6.25	8-1-2043	4,650,000	4,992,798
Wisconsin HEFA Aurora Health Care Incorporated Series A (Health Revenue)	5.25	4-15-2024	1,000,000	1,102,140
Wisconsin HEFA Series M (Health Revenue, National Insured) ±(n)(m)	0.14	6-1-2019	7,000,000	6,737,500
Wisconsin Housing & EDA Series E (Housing Revenue, GO of Authority Insured) ø	0.25	9-1-2038	12,980,000	12,980,000
Wisconsin PFA Carolina International School Series A (Education Revenue) 144A	6.00	8-1-2023	470,000	491,390
Wisconsin PFA Carolina International School Series A (Education Revenue) 144A	6.75	8-1-2033	1,430,000	1,520,133
Wisconsin PFA Carolina International School Series A (Education Revenue) 144A	7.00	8-1-2043	1,575,000	1,673,768
Wisconsin PFA Carolina International School Series A (Education Revenue) 144A	7.20	8-1-2048	940,000	994,652

				32,770,363

Wyoming: 0.41%
Sweetwater County WY Pollution Control Refunding PacifiCorp Project Series A (Industrial Development Revenue) ø	0.23	1-1-2017	10,000,000	10,000,000
West Park Hospital District Wyoming Series B (Health Revenue)	6.50	6-1-2027	500,000	570,025
Wyoming CDA (Education Revenue)	6.50	7-1-2043	1,600,000	1,745,264

				12,315,289

Total Municipal Obligations (Cost $2,689,811,611)				2,816,234,402

24	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2014

Security name	Yield	Shares	Value

Short-Term Investments: 4.94%

Investment Companies: 4.94%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)	0.01%	147,406,211	$147,406,211

Total Short-Term Investments (Cost $147,406,211)			147,406,211

Total investments in securities
(Cost $2,837,217,822) *	99.37%	2,963,640,613
Other assets and liabilities, net	0.63	18,763,475

Total net assets	100.00%	$2,982,404,088

¤	The security is issued in zero coupon form with no periodic interest payments.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(h)	Underlying security in an inverse floater structure

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(i)	Illiquid security for which the designation as illiquid is unaudited

(a)	The security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(x)	Inverse floating rate security

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $2,838,338,849 and unrealized gains (losses) consists of:

Gross unrealized gains	$147,306,041
Gross unrealized losses	(22,004,277)

Net unrealized gains	$125,301,764

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 96.70%

Alabama: 1.95%
Alabama Health Care Authority for Baptist Health Series B (Health Revenue) ø	0.50%	11-1-2042	$13,400,000	$13,400,000
Alabama Health Care Authority for Baptist Health Series B (Health Revenue, AGM Insured) ±(m)	0.60	11-15-2037	10,475,000	10,475,000
Alabama HFA MFHR American Hellenic Educational Progressive Association 310 Apartments Project Series 2013-A (Housing Revenue)	0.50	12-1-2014	4,600,000	4,600,920
Chatom AL Industrial Development Board Alabama Electric Series A (Utilities Revenue, National Rural Utilities Cooperative Finance Corporation SPA) ±	0.60	8-1-2037	13,250,000	13,250,530
Chatom AL Industrial Development Board Gulf Opportunity Zone PowerSouth Energy Cooperative Projects Series A (Utilities Revenue, National Rural Utilities Cooperative Finance Corporation SPA) ±	0.50	11-15-2038	46,630,000	46,628,135
Jefferson County AL Sewer Revenue Warrants Series A (GO)	4.90	4-1-2021	22,355,000	24,064,263
Jefferson County AL Sewer Sub Lien Series D (Water & Sewer Revenue)	5.00	10-1-2015	500,000	523,865
Jefferson County AL Sewer Sub Lien Series D (Water & Sewer Revenue)	5.00	10-1-2016	1,000,000	1,079,540
Jefferson County AL Sewer Sub Lien Series D (Water & Sewer Revenue)	5.00	10-1-2017	1,750,000	1,926,103

				115,948,356

Alaska: 0.05%
Alaska Railroad Corporation Capital Grant Receipt Section 5307 & 5309 Formula Funds (Miscellaneous Revenue, National Insured)	5.00	8-1-2015	2,000,000	2,097,080
North Slope Borough AK Water & Wastewater Facilities Service (Water & Sewer Revenue)	4.00	6-30-2018	600,000	660,006

				2,757,086

Arizona: 1.37%
Glendale AZ (GO)	4.00	7-1-2015	5,645,000	5,841,785
Phoenix AZ IDA Various Republic Services Incorporated Projects (Industrial Development Revenue) ±	0.48	12-1-2035	15,000,000	15,000,150
Scottsdale AZ IDA Healthcare Series A (Health Revenue)	5.00	9-1-2016	3,000,000	3,268,110
Scottsdale AZ IDA Healthcare Series F (Health Revenue, AGM Insured) ±(m)	0.95	9-1-2045	54,200,000	54,200,000
University of Arizona Medical Center Corporation (Health Revenue)	3.00	7-1-2014	600,000	600,036
University of Arizona Medical Center Corporation (Health Revenue)	4.00	7-1-2015	490,000	503,833
University of Arizona Medical Center Corporation (Health Revenue)	5.00	7-1-2016	700,000	750,463
University of Arizona Medical Center Corporation (Health Revenue)	5.00	7-1-2017	545,000	597,936
Yavapai County AZ IDA Waste Management Incorporated Project Series A2 (Resource Recovery Revenue) ±	0.63	3-1-2028	1,200,000	1,199,616

				81,961,929

Arkansas: 0.04%
Arkansas Development Finance Authority Police Headquarters & Wireless Data Equipment Project (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2017	850,000	925,752
Arkansas Development Finance Authority Police Headquarters & Wireless Data Equipment Project (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2018	500,000	551,890
Springdale AR Sales & Use Tax Refunding & Improvement (Tax Revenue)	2.00	11-1-2016	840,000	868,686

				2,346,328

California: 9.39%
Bay Area Toll Authority California San Francisco Bay Area Toll Bridge Series C (Transportation Revenue) ±	0.96	4-1-2045	1,500,000	1,515,495
California (GO) ±	4.00	12-1-2026	86,860,000	92,657,036

2	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Administrative Services Sacramento Unified School District (Miscellaneous Revenue, Ambac Insured) ±	1.15%	1-1-2017	$1,740,000	$1,737,373
California Department of Water Resources Center Valley Project Water System Series AL (Water & Sewer Revenue)	5.00	12-1-2014	2,000,000	2,041,500
California Department of Water Resources Center Valley Project Water System Series AM (Water & Sewer Revenue)	5.00	12-1-2014	3,000,000	3,062,250
California HFFA San Diego Hospital Series A (Health Revenue, National Insured) ±(n)(m)	0.10	7-15-2018	4,400,000	4,158,000
California Infrastructure & Economic Development Bank The J. Paul Getty Trust Series A-2 (Miscellaneous Revenue) ø	0.34	4-1-2038	9,000,000	9,000,000
California Infrastructure & Economic Development Bank The J. Paul Getty Trust Series A-3 (Miscellaneous Revenue) ø	0.34	4-1-2038	15,600,000	15,600,000
California Infrastructure & Economic Development Bank The J. Paul Getty Trust Series A-4 (Miscellaneous Revenue) ø	0.34	4-1-2038	32,000,000	32,000,000
California Municipal Finance Authority Northbay Healthcare Series A (Health Revenue) ±	2.16	11-1-2027	9,000,000	9,026,280
California Municipal Finance Authority Northbay Healthcare Series B (Health Revenue)	5.00	11-1-2015	1,455,000	1,521,421
California PCFA Refinance Republic Services Series B (Resource Recovery Revenue) 144A±	0.35	8-1-2024	2,500,000	2,500,050
California PCFA Solid Waste Disposal Series A (Resource Recovery Revenue) 144A±	0.50	8-1-2023	19,455,000	19,455,389
California PFOTER 4369 (GO, AGM Insured, Dexia Credit Local LIQ) ø	0.33	8-1-2032	10,570,000	10,570,000
California PFOTER Series DCL-009 (GO, Dexia Credit Local LOC, AGM Insured) 144Aø	0.33	8-1-2027	13,590,000	13,590,000
California PFOTER Series DCL-011 (GO, Dexia Credit Local LOC, AGM Insured) 144Aø	0.33	8-1-2027	10,960,000	10,960,000
California Public Works Board Department of Corrections Project Series A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2019	1,000,000	1,111,260
California Refunding Series A (Miscellaneous Revenue) ±	0.74	5-1-2033	6,000,000	6,011,280
California Statewide CDA Health Facilities Catholic Series D (Health Revenue, AGM Insured) ±(m)	0.10	7-1-2041	41,725,000	41,725,000
California Statewide CDA Health Facilities Catholic Series E (Health Revenue, AGM Insured) ±(m)	0.45	7-1-2040	30,400,000	30,400,000
California Statewide CDA Health Facilities Catholic Series F (Health Revenue, AGM Insured) ±(m)	0.10	7-1-2040	9,400,000	9,400,000
California Statewide CDA Kaiser Permanente Series E (Health Revenue) ø	0.04	11-1-2036	20,000,000	20,000,000
California Statewide CDA Thomas Jefferson School of Law Series B (Education Revenue)	4.88	10-1-2031	3,955,000	4,143,218
Contra Costa County CA Transportation Authority Series A (Tax Revenue) ±	0.47	3-1-2034	29,000,000	29,024,940
Golden State Tobacco Securitization Corporation California Series 2954 (Tobacco Revenue, Morgan Stanley Bank LIQ) 144Aø	0.61	6-1-2047	25,000,000	25,000,000
Hemet CA Unified School District Certificate of Participation (Miscellaneous Revenue) ±	0.91	10-1-2036	9,215,000	9,215,184
Irvine CA Improvement Bond Act of 1915 Limited Obligation District 13-1 (Miscellaneous Revenue)	2.00	9-2-2014	1,000,000	1,002,360
Long Beach CA Bond Finance Authority Natural Gas Purchase Series A (Utilities Revenue)	5.00	11-15-2014	2,440,000	2,480,040
Los Angeles CA Water & Power System Sub Series A6 (Utilities Revenue, Bank of America NA SPA) ø	0.06	7-1-2035	2,000,000	2,000,000
Los Angeles County CA Metropolitan Transportation Authority Series A (Tax Revenue)	5.00	7-1-2015	3,000,000	3,148,860
Los Angeles County CA Metropolitan Transportation Authority Series A (Tax Revenue)	5.00	7-1-2016	3,280,000	3,596,618

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	3

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Merrill Lynch PFOTER Series PT-4211 (GO, Dexia Credit Local SPA) 144Aø	0.33%	2-1-2025	$7,990,000	$7,990,000
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.76	7-1-2017	35,510,000	35,079,264
Oakland CA Unified School District Election of 2012 (GO)	4.00	8-1-2014	3,825,000	3,835,901
Oxnard CA Harbor District Series A (Airport Revenue)	5.00	8-1-2016	1,150,000	1,242,023
Palomar Pomerado CA Health Care District Certificate of Participation Series A (Health Revenue, AGM Insured) ±(m)	0.92	11-1-2036	30,575,000	30,575,000
Palomar Pomerado CA Health Care District Certificate of Participation Series B (Health Revenue, AGM Insured) ±(m)	0.95	11-1-2036	29,600,000	29,600,000
Palomar Pomerado CA Health Care District Certificate of Participation Series C (Health Revenue, AGM Insured) ±(m)	0.88	11-1-2036	23,625,000	23,625,000
Sacramento CA SFMR PFOTER 2327 (Housing Revenue, FNMA/GNMA Insured, Dexia Credit Local SPA) 144Aø	0.28	10-1-2023	8,040,000	8,040,000
San Joaquin Hills County CA Transportation Corridor Agency CAB Series A (Transportation Revenue, National Insured) ¤	0.00	1-15-2015	2,000,000	1,988,260
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2014	305,000	305,034

				559,934,036

Colorado: 1.97%
Arapahoe County CO IDK Partners I Trust Series A Class A (Housing Revenue, GNMA Insured)	5.25	11-1-2019	9,401	9,465
Arkansas River Power Authority Colorado PFOTER PT-3575 (Utilities Revenue, Syncora Guarantee Incorporated Insured, Dexia Credit Local LIQ) 144Aø	0.39	10-1-2021	8,495,000	8,495,000
Colorado Health Facilities Authority Covenant Retirement Community Series RC (Health Revenue)	3.00	12-1-2014	2,000,000	2,014,460
Colorado Springs CO Utilities Various Sub Lien Improvement Series B (Utilities Revenue, Bayerische Landesbank SPA) ø	0.25	11-1-2036	22,590,000	22,590,000
Denver CO City & County Airport Sub Series A (Airport Revenue)	4.00	11-15-2015	200,000	210,076
Denver CO City & County Airport Sub Series A (Airport Revenue)	4.00	11-15-2016	450,000	485,303
Denver CO City & County Airport Sub Series A (Airport Revenue)	5.00	11-15-2016	250,000	275,290
Denver CO City & County Airport Sub Series A (Airport Revenue)	5.00	11-15-2017	400,000	450,620
Denver CO City & County Airport Sub Series A (Airport Revenue)	5.00	11-15-2018	500,000	572,065
Denver CO City & County Airport Sub Series B (Airport Revenue)	3.00	11-15-2015	100,000	103,646
Denver CO City & County Airport Sub Series B (Airport Revenue)	5.00	11-15-2017	600,000	679,344
Denver CO City & County Airport Sub Series B (Airport Revenue)	5.00	11-15-2018	600,000	689,628
Denver CO City & County Airport Sub Series F2 (Airport Revenue, AGM Insured) ±(m)	0.20	11-15-2025	8,225,000	8,225,000
Denver CO City & County Airport Sub Series G1 (Airport Revenue, AGM Insured, Morgan Stanley Bank SPA) ø	0.26	11-15-2025	34,015,000	34,015,000
E 470 Colorado Public Highway Authority Capital Appreciation Series B (Transportation Revenue, National Insured) ¤	0.00	9-1-2014	20,000,000	19,981,000
E 470 Colorado Public Highway Authority Senior SIFMA Index Series A (Transportation Revenue) ±	1.24	9-1-2039	11,700,000	11,712,285
University of Colorado Enterprise System Series 2007-A (Education Revenue, National Insured, Dexia Credit Local LIQ) ø	0.28	6-1-2026	6,705,000	6,705,000

				117,213,182

Connecticut: 2.77%
Connecticut Economic Recovery Notes Series A-1 (GO) ø	0.34	7-1-2016	8,445,000	8,445,000
Connecticut Economic Recovery Notes Series A-2 (GO) ø	0.36	1-1-2017	13,000,000	13,000,000
Connecticut Economic Recovery Notes Series A-3 (GO) ø	0.36	7-1-2017	20,000,000	20,000,000
Connecticut HEFA Bridgeport Hospital Series D (Health Revenue)	4.00	7-1-2014	420,000	420,042
Connecticut Series A (Miscellaneous Revenue) ±	0.48	3-1-2018	2,875,000	2,860,021

4	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Connecticut (continued)
Connecticut Series A (Miscellaneous Revenue) ±	0.76%	3-1-2016	$25,000,000	$25,077,250
Connecticut Series A (Miscellaneous Revenue) ±	0.98	5-15-2018	7,000,000	7,079,730
Connecticut Series D (Miscellaneous Revenue) ±	0.51	8-15-2015	12,000,000	12,025,200
Connecticut Series D (Miscellaneous Revenue) ±	0.65	8-15-2016	5,500,000	5,524,200
Connecticut Series D (Miscellaneous Revenue) ±	0.75	8-15-2017	14,855,000	14,966,858
Connecticut Series D (Miscellaneous Revenue) ±	0.94	8-15-2018	6,000,000	6,092,760
New Britain CT (GO, Ambac Insured)	5.00	4-15-2017	1,165,000	1,296,750
New Britain CT BAN (GO)	2.00	10-30-2014	28,500,000	28,616,850
New Haven CT (GO, Ambac Insured)	5.00	11-1-2016	6,250,000	6,797,313
New Haven CT Series A (GO)	5.00	8-1-2015	3,000,000	3,141,930
New Haven CT Series A (GO)	5.00	8-1-2016	5,680,000	6,144,908
Waterbury CT (GO)	4.00	2-1-2016	850,000	896,028
Waterbury CT (GO)	5.00	2-1-2017	1,350,000	1,494,072
Waterbury CT (GO)	5.00	2-1-2018	1,215,000	1,378,685

				165,257,597

District of Columbia: 0.72%
District of Columbia Income Tax Refunding Secured Series B (Tax Revenue) ±	0.66	12-1-2015	30,000,000	30,139,200
District of Columbia Water & Sewer Authority Public Utility Index Sub Lien Sub Series B-1 (Water & Sewer Revenue) ±	0.54	10-1-2044	12,650,000	12,661,765

				42,800,965

Florida: 3.61%
Florida PFOTER 4638 (Miscellaneous Revenue, Dexia Credit Local LIQ) 144Aø	0.31	7-1-2036	43,580,000	43,580,000
Florida Space Coast Infrastructure Agency I-95 Brevard County DBF Project (Industrial Development Revenue)	3.00	12-15-2015	1,660,000	1,710,231
Gulf Breeze FL Local Government Loan Series FG&H (Miscellaneous Revenue) ±	1.75	12-1-2020	7,500,000	7,540,948
Gulf Breeze FL Local Government Loan Series K (Miscellaneous Revenue) ±	1.40	12-1-2020	1,000,000	1,011,510
Lakeland FL Energy System (Utilities Revenue) ±	0.81	10-1-2017	5,220,000	5,231,223
Lee County FL IDA Shell Point Alliance Community Project (Health Revenue)	5.00	11-15-2015	2,245,000	2,341,467
Lee County FL Solid Waste System Series A (Resource Recovery Revenue, Ambac Insured)	5.00	10-1-2016	4,535,000	4,892,539
Miami-Dade County FL Expressway Authority Toll System (Transportation Revenue, AGM Insured, Citibank NA LIQ) 144Aø	0.26	7-1-2018	330,000	330,000
Miami-Dade County FL Expressway Authority Toll System (Transportation Revenue, Dexia Credit Local LOC, Dexia Credit Local LIQ) 144Aø	0.62	10-13-2023	16,445,000	16,445,000
Miami-Dade County FL Expressway Authority Toll System (Transportation Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) 144Aø	0.62	3-8-2030	18,415,000	18,415,000
Miami-Dade County FL Expressway Authority Toll System Series 2012 (Transportation Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) 144Aø	0.56	8-1-2028	10,000,000	10,000,000
Miami-Dade County FL Expressway Authority Toll System Series DCL-2012-003 (Transportation Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) 144Aø	0.62	3-8-2026	50,620,000	50,620,000
Miami-Dade County FL International Airport Aviation Series 2008-1139X (Airport Revenue, AGM Insured, Bank of America NA LIQ) 144Aø	0.41	10-1-2033	7,500,000	7,500,000
Miami-Dade County FL School Board Master Equipment Lease Purchase (Miscellaneous Revenue) 144A	3.59	3-3-2016	5,594,348	5,659,130
Okeechobee County FL Disposal Waste Management Landfill Series A (Resource Recovery Revenue) ±	2.25	7-1-2039	2,250,000	2,317,883
Orange County FL Health Facilities Unrefunded Balance-2006 Series A (Health Revenue, National Insured)	6.25	10-1-2016	1,415,000	1,498,230

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Pasco County FL School Board Certificates Series B (Miscellaneous Revenue, Ambac Insured) ±(m)	0.90%	8-1-2030	$20,525,000	$20,525,000
Pasco County FL School District (Tax Revenue)	3.00	10-1-2016	1,250,000	1,318,750
Saint Petersburg FL Health Facilities Authority All Children’s Series B (Health Revenue, Ambac Insured) ±(m)	0.45	11-15-2034	4,950,000	4,950,000
Volusia County FL School Board (Tax Revenue, AGM Insured)	5.00	10-1-2014	9,500,000	9,596,330

				215,483,241

Georgia: 2.14%
Atlanta GA Urban Residential Providence Cascade Apartment Project (Housing Revenue)	0.70	12-1-2015	9,500,000	9,520,140
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project Series 2012 (Utilities Revenue) ±	1.75	12-1-2049	4,600,000	4,671,024
Burke County GA Development Authority Georgia Power Company Vogtle Plant Project (Industrial Development Revenue) ±	1.75	12-1-2049	5,100,000	5,178,743
Georgia Series G (GO) ±	0.46	12-1-2026	106,305,000	106,293,306
Main Street Natural Gas Incorporated Georgia Gas Project Series B (Utilities Revenue)	5.00	3-15-2016	1,775,000	1,893,428

				127,556,641

Guam: 0.09%
Guam International Airport Authority Series 2013A (Airport Revenue)	5.00	10-1-2017	850,000	943,509
Guam International Airport Authority Series A (Airport Revenue)	3.00	10-1-2014	250,000	251,504
Guam International Airport Authority Series A (Airport Revenue)	4.00	10-1-2015	300,000	312,285
Guam International Airport Authority Series B (Airport Revenue)	3.00	10-1-2014	400,000	402,408
Guam International Airport Authority Series B (Airport Revenue)	4.00	10-1-2015	540,000	562,113
Guam International Airport Authority Series C (Airport Revenue)	5.00	10-1-2017	2,750,000	3,015,760

				5,487,579

Hawaii: 0.03%
Hawaii Department of Transportation Airports Division Lease AMT (Miscellaneous Revenue)	4.00	8-1-2018	1,000,000	1,078,960
Hawaii Department of Transportation Airports Division Lease AMT (Miscellaneous Revenue)	5.00	8-1-2017	425,000	468,690

				1,547,650

Idaho: 0.24%
Idaho Housing & Finance Association Series A (Housing Revenue, FNMA LOC) ø	0.32	1-1-2038	14,520,000	14,520,000

Illinois: 9.77%
BB&T Municipal Trust Class C (GO, Rabobank LOC) ±	0.56	12-1-2015	28,891,712	28,896,046
Belleville IL Series B (GO)	2.25	1-1-2015	1,530,000	1,543,509
Chicago IL (GO, National Insured)	5.25	1-1-2017	500,000	548,610
Chicago IL Series B-3 (GO, JPMorgan Chase & Company SPA) ø	0.42	1-1-2034	14,370,000	14,370,000
Chicago IL Board of Education Series 2012 (GO, Dexia Credit Local LIQ) 144Aø	0.69	12-1-2034	40,000,000	40,000,000
Chicago IL Board of Education Series A (GO, Ambac Insured) ¤	0.00	12-1-2016	6,845,000	6,618,293
Chicago IL Board of Education Series A (GO, National Insured)	5.00	12-1-2016	1,595,000	1,625,433
Chicago IL Board of Education Series A (GO, Ambac Insured)	5.25	12-1-2015	1,000,000	1,059,760
Chicago IL Board of Education Series A (GO, National Insured)	5.25	12-1-2017	1,645,000	1,841,742
Chicago IL Board of Education Series A-1 (GO) ±	0.69	3-1-2026	49,050,000	47,954,223

6	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Chicago IL Board of Education Series A-2 (GO, National Insured) ¤	0.00%	12-1-2014	$2,000,000	$1,994,740
Chicago IL Board of Education Series A2 (GO) ±	0.81	3-1-2035	72,320,000	70,625,542
Chicago IL Board of Education Series B (GO, Ambac Insured)	5.00	12-1-2017	1,085,000	1,205,782
Chicago IL Board of Education Series C (GO)	5.00	12-1-2017	1,520,000	1,689,206
Chicago IL Board of Education Series F (GO)	5.00	12-1-2016	1,000,000	1,087,410
Chicago IL Finance Authority Columbia College (Education Revenue)	4.00	12-1-2014	1,560,000	1,578,439
Chicago IL Midway Airport Series B (Airport Revenue, National Insured)	5.00	1-1-2035	1,525,000	1,527,257
Chicago IL Park District Harbor Facilities Series D (GO)	4.00	1-1-2016	1,000,000	1,054,660
Chicago IL Park District Limited Tax Series A (GO)	4.00	1-1-2016	615,000	648,616
Chicago IL Park District Limited Tax Series D (GO) %%	3.00	1-1-2016	1,540,000	1,584,090
Chicago IL Park District Limited Tax Series D (GO) %%	4.00	1-1-2017	1,000,000	1,066,570
Chicago IL Park District Limited Tax Series D (GO) %%	4.00	1-1-2018	2,760,000	2,986,568
Chicago IL Park District Series C (GO)	2.00	1-1-2015	2,530,000	2,553,251
Chicago IL Park District Series D (GO)	2.00	1-1-2015	2,995,000	3,022,524
Chicago IL Refunding Bonds (Tax Revenue, JPMorgan Chase & Company SPA) ø	0.30	1-1-2034	13,925,000	13,925,000
Chicago IL Series A (GO, AGM Insured)	5.00	1-1-2016	2,100,000	2,147,502
Chicago IL Series D (GO, AGM/FGIC Insured)	5.25	1-1-2017	1,210,000	1,329,209
Chicago IL Various Projects Series B-1 (GO, JPMorgan Chase & Company SPA) ø	0.38	1-1-2034	22,310,000	22,310,000
Granite City IL Solid Waste Management Incorporated Project (Resource Recovery Revenue) ±	0.70	5-1-2027	17,320,000	17,317,575
Illinois (Miscellaneous Revenue)	2.50	7-1-2017	3,000,000	3,104,790
Illinois (GO)	3.00	2-1-2016	8,000,000	8,295,440
Illinois (GO)	3.00	2-1-2017	6,750,000	7,064,145
Illinois (Miscellaneous Revenue)	4.00	7-1-2015	12,135,000	12,576,714
Illinois (GO)	4.00	4-1-2016	500,000	528,645
Illinois (Miscellaneous Revenue)	4.00	7-1-2016	10,000,000	10,638,600
Illinois (GO)	4.00	2-1-2017	2,000,000	2,143,880
Illinois (GO)	4.00	2-1-2018	4,000,000	4,341,160
Illinois (Miscellaneous Revenue)	4.00	7-1-2018	8,610,000	9,383,609
Illinois (Tax Revenue)	4.00	9-1-2018	4,500,000	4,907,655
Illinois (GO)	5.00	1-1-2015	2,500,000	2,558,725
Illinois (GO)	5.00	4-1-2016	5,000,000	5,373,400
Illinois (Miscellaneous Revenue)	5.00	5-1-2016	3,000,000	3,233,190
Illinois (Miscellaneous Revenue)	5.00	5-1-2017	5,000,000	5,521,350
Illinois (Miscellaneous Revenue)	5.00	7-1-2017	10,000,000	11,086,200
Illinois (GO, AGM Insured)	5.00	9-1-2017	3,000,000	3,154,410
Illinois (GO)	5.00	1-1-2018	5,800,000	6,098,758
Illinois (Miscellaneous Revenue)	5.00	5-1-2018	5,000,000	5,626,100
Illinois Education Authority Adjusted Medical Terminal Field Museum (Miscellaneous Revenue) ±	4.45	11-1-2036	3,000,000	3,038,250
Illinois Educational Facilities Authority University of Chicago Series B-1 (Education Revenue) ±	1.10	7-1-2036	6,375,000	6,364,290
Illinois Finance Authority Children’s Memorial Hospital Series A (Health Revenue, AGM Insured, Bank of America NA LIQ) 144Aø	0.33	8-15-2047	8,375,000	8,375,000
Illinois Finance Authority Revenue DePaul University (Education Revenue)	5.00	10-1-2016	1,850,000	2,030,079
Illinois Series 1 (GO, National Insured)	5.38	4-1-2015	1,410,000	1,463,326
Illinois Series A (Tax Revenue)	4.00	1-1-2017	12,935,000	13,845,236
Illinois Series A (GO)	5.00	4-1-2017	6,520,000	7,185,170
Illinois Series A (Tax Revenue)	5.00	6-1-2017	250,000	276,613
Illinois Series A (GO)	5.00	4-1-2018	2,435,000	2,735,844

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured, Landesbank Hessen-Thüringen SPA) ø	0.27%	1-1-2016	$6,000,000	$6,000,000
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured, Landesbank Hessen-Thüringen SPA) ø	0.27	1-1-2017	32,350,000	32,350,000
Illinois Unemployment Insurance Fund Series A (Miscellaneous Revenue)	4.00	12-15-2014	1,000,000	1,017,870
Illinois Unemployment Insurance Fund Series A (Miscellaneous Revenue)	4.00	12-15-2015	2,750,000	2,903,065
Illinois Unemployment Insurance Fund Series A (Miscellaneous Revenue)	5.00	12-15-2014	7,310,000	7,474,110
Illinois Unemployment Insurance Fund Series A (Miscellaneous Revenue)	5.00	6-15-2015	10,100,000	10,570,054
Illinois Unrefunded Balance Series A (Miscellaneous Revenue)	5.00	10-1-2016	5,560,000	5,580,906
Lake County IL Community High School District #117 CAB Series B (GO, National Insured) ¤	0.00	12-1-2015	6,545,000	6,452,323
Metropolitan Pier & Exposition Illinois Unrefunded Balance Capital (Tax Revenue, National/FGIC Insured) ¤	0.00	6-15-2017	1,915,000	1,833,881
Metropolitan Pier & Exposition Illinois Unrefunded CAB McCormick Place Expansion Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2014	14,350,000	14,326,897
Regional Transportation Authority Illinois Refunding Balance Series B (Tax Revenue) ø	0.46	6-1-2025	40,650,000	40,650,000
Rock Island County IL Metropolitan Airport Authority Refunding Series A (GO, AGM Insured)	3.80	12-1-2015	1,700,000	1,748,688
Rosemont IL CAB Series A (GO, National Insured) ¤	0.00	12-1-2014	3,750,000	3,740,963
Springfield IL (Utilities Revenue, National Insured)	3.80	3-1-2015	250,000	255,295
Springfield IL (Utilities Revenue)	5.00	3-1-2016	2,600,000	2,778,464

				582,744,652

Indiana: 2.26%
Indiana Bond Bank Special Program Gas Revenue (Utilities Revenue, JPMorgan Chase & Company LIQ) 144Aø	0.41	4-15-2017	700,000	700,000
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series B (Industrial Development Revenue)	5.00	1-1-2019	4,610,000	4,997,745
Indiana Finance Authority Republic Services Incorporated Project Series B (Resource Recovery Revenue) ø	0.30	5-1-2028	6,100,000	6,100,000
Indiana Finance Authority Various Lease Appropriation A-2 (Miscellaneous Revenue) ±	0.55	2-1-2035	62,100,000	62,109,315
Indiana Finance Authority Various Lease Appropriation A-3 (Miscellaneous Revenue) ±	0.55	2-1-2035	49,500,000	49,507,425
Indiana Transportation Finance Authority Series A (Miscellaneous Revenue)	6.80	12-1-2016	3,275,000	3,551,639
Indianapolis IN Thermal Energy System First Lien Series B (Utilities Revenue) ±	0.73	10-1-2034	8,000,000	8,002,800

				134,968,924

Kansas: 0.01%
Labette County KS SFMR (Housing Revenue) ¤	0.00	12-1-2014	810,000	809,506

Kentucky: 0.94%
Kentucky Public Transportation Infrastructure Authority Tolls BAN Downtown Crossing Project Series A (Transportation Revenue)	5.00	7-1-2017	50,420,000	56,196,619

Louisiana: 2.48%
East Baton Rouge Parish LA Sewerage Commission Series A (Water & Sewer Revenue) ±	0.91	2-1-2046	47,170,000	47,180,377
Louisiana Gas & Fuel Tax Revenue 2nd Lien Series A (Tax Revenue) ±	0.58	5-1-2043	11,050,000	11,066,575
Louisiana Offshore Terminal Authority Deepwater Loop LLC Project Series B-1 (Airport Revenue) ±	2.20	10-1-2040	750,000	754,800

8	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Louisiana (continued)
Louisiana Offshore Terminal Authority Deepwater Loop LLC Project Series B-1A1 (Airport Revenue) ±	1.38%	10-1-2037	$1,765,000	$1,783,938
Orleans Parish LA Parishwide School District (GO, FGIC Insured) ¤	0.00	2-1-2015	1,230,000	1,195,868
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A1 (Industrial Development Revenue) ø	0.30	11-1-2040	60,000,000	60,000,000
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series B1 (Industrial Development Revenue) ø	0.30	11-1-2040	26,000,000	26,000,000

				147,981,558

Maine: 0.07%
Maine Finance Authority Solid Waste Disposable Management (Resource Recovery Revenue) ±	4.65	2-1-2016	4,000,000	4,172,880

Massachusetts: 1.81%
Massachusetts Development Finance Agency Boston University Series U-6E (Education Revenue) ±	0.61	10-1-2042	14,000,000	14,031,500
Massachusetts HEFA Lahey Clinic Medical Center Series C (Health Revenue, National Insured)	5.00	8-15-2016	5,945,000	6,232,679
Massachusetts HEFA Lahey Clinic Medical Center Series C (Health Revenue, National Insured)	5.00	8-15-2018	2,780,000	2,919,556
Massachusetts HEFA Partners Healthcare Series G-2 (Health Revenue, AGM Insured) ±(m)	0.45	7-1-2042	25,055,000	25,055,000
Massachusetts PFOTER Series 4406 (Tax Revenue, Dexia Credit Local LIQ) 144Aø	0.28	7-1-2030	12,940,000	12,940,000
Massachusetts Refunding Balance Series A (GO) ±	0.54	2-1-2016	13,000,000	13,004,290
Massachusetts Water Resources Authority Series D (Water & Sewer Revenue, Dexia Credit Local LOC, AGM Insured) 144Aø	0.26	8-1-2025	7,900,000	7,900,000
Massachusetts Water Resources Authority Series DCL 005 (Water & Sewer Revenue, Dexia Credit Local LOC, AGM Insured) 144Aø	0.26	8-1-2025	25,770,000	25,770,000

				107,853,025

Michigan: 3.45%
Bridgeport MI Spaulding Community School District (GO)	1.50	6-23-2015	4,830,000	4,849,755
Detroit MI (GO)	5.00	11-1-2017	7,485,000	8,198,994
Detroit MI City School District Series DC8032 (GO, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) 144Aø	0.36	5-1-2029	11,275,000	11,275,000
Detroit MI City School District Series DCL 045 (GO, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) 144Aø	0.66	5-1-2030	12,625,000	12,625,000
Detroit MI Sewage Disposal System Senior Lien Series A (Water & Sewer Revenue, National Insured)	5.50	7-1-2015	500,000	503,020
Detroit MI Sewage Disposal System Senior Lien Series A (Water & Sewer Revenue, National Insured)	5.50	7-1-2016	390,000	393,998
Detroit MI Sewage Disposal System Senior Lien Series A (Water & Sewer Revenue, National Insured)	5.50	7-1-2017	430,000	435,186
Detroit MI Sewage Disposal System Senior Lien Series A-1 (Water & Sewer Revenue, AGM Insured)	5.50	7-1-2017	320,000	327,270
Detroit MI Sewage Disposal System Senior Lien Series B (Water & Sewer Revenue, National Insured)	5.50	7-1-2015	670,000	674,047
Detroit MI Sewage Disposal System Senior Lien Series B (Water & Sewer Revenue, National Insured)	5.50	7-1-2016	390,000	393,998
Detroit MI Water & Sewage Disposal System Senior Lien Series A (Water & Sewer Revenue)	5.00	7-1-2014	1,000,000	1,000,000
Detroit MI Water & Sewage Disposal System Senior Lien Series A (Water & Sewer Revenue)	5.00	7-1-2015	1,000,000	1,003,710

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Detroit MI Water & Sewage Disposal System Senior Lien Series A (Water & Sewer Revenue)	5.00%	7-1-2017	$1,000,000	$1,004,310
Detroit MI Water Supply System (Water & Sewer Revenue, National Insured)	6.50	7-1-2015	195,000	196,006
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue)	5.00	7-1-2014	1,710,000	1,710,000
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2014	740,000	740,030
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2015	365,000	366,810
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, National Insured)	5.00	7-1-2016	250,000	251,585
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, National Insured)	5.00	7-1-2016	5,000,000	5,031,700
Detroit MI Water Supply System Senior Lien Series A (Water & Sewer Revenue, National Insured)	6.00	7-1-2015	250,000	251,508
Detroit MI Water Supply System Senior Lien Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2017	16,000,000	16,103,040
Detroit MI Water Supply System Senior Lien Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2018	6,045,000	6,083,325
Detroit MI Water Supply System Senior Lien Series C (Water & Sewer Revenue, National Insured)	5.25	7-1-2017	1,820,000	1,820,309
Detroit MI Water Supply System Senior Lien Series C (Water & Sewer Revenue, National Insured)	5.25	7-1-2018	170,000	170,058
Genesee County MI Limited Tax Water Supply System (GO, Build America Mutual Assurance Company Insured) %%	3.00	11-1-2016	425,000	445,307
Genesee County MI Limited Tax Water Supply System (GO, Build America Mutual Assurance Company Insured) %%	4.00	11-1-2017	225,000	245,068
Genesee County MI Limited Tax Water Supply System (GO, Build America Mutual Assurance Company Insured) %%	4.00	11-1-2018	220,000	240,863
Genesee County MI Limited Tax Water Supply System (GO, Build America Mutual Assurance Company Insured) %%	5.00	11-1-2019	240,000	274,466
Michigan Comprehensive Transportation PFOTER 2754 (Tax Revenue, AGM Insured, Dexia Credit Local LIQ) ø	0.28	5-15-2023	1,070,000	1,070,000
Michigan Finance Authority Detroit School District (Miscellaneous Revenue)	5.00	6-1-2015	3,400,000	3,517,470
Michigan Finance Authority Local Government Loan Program Series C (Miscellaneous Revenue)	3.00	11-1-2014	1,000,000	1,004,890
Michigan Finance Authority Local Government Loan Program Series C (Miscellaneous Revenue)	5.00	11-1-2015	1,500,000	1,565,685
Michigan Finance Authority Series C (Miscellaneous Revenue)	4.38	8-20-2014	12,500,000	12,557,750
Michigan PFOTER Series 4711 (GO, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) 144Aø	0.58	5-1-2029	19,885,000	19,885,000
Michigan PFOTER Series 4714 (Miscellaneous Revenue, Ambac Insured, Dexia Credit Local LIQ) 144Aø	0.35	9-1-2024	10,765,000	10,765,000
Michigan State Hospital Finance Authority Ascension Health Series F-3 (Health Revenue) ±	1.40	11-15-2047	9,250,000	9,264,800
Michigan Strategic Fund Limited Obligation Adjusted Refunding Balance Detroit Edison Series ET-1 (Utilities Revenue) ±	5.25	8-1-2029	2,150,000	2,158,966
Pinckney MI Community Schools (GO, Qualified School Board Loan Fund Insured)	4.00	5-1-2017	645,000	698,354
Pinckney MI Community Schools (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2018	1,035,000	1,172,179
Saline MI School District (GO, Qualified School Board Loan Fund Insured) ±	0.61	5-1-2030	16,200,000	16,184,934
University of Michigan Series F (Education Revenue) ±	0.46	4-1-2043	48,970,000	49,048,352

				205,507,743

10	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Minnesota: 0.28%
Minneapolis & St. Paul MN Housing & RDA HealthSpan Series B (Health Revenue, Ambac Insured) ±(n)(m)	0.08%	11-15-2017	$10,000,000	$9,550,000
Minneapolis MN Housing Authority Snelling Avenue Apartment Project (Miscellaneous Revenue)	0.50	3-1-2015	7,350,000	7,353,822

				16,903,822

Mississippi: 0.06%
Mississippi Business Finance Corporation Solid Waste Disposal Gulf Power Company Project (Resource Recovery Revenue) ±	0.55	11-1-2042	3,000,000	2,999,250
Mississippi Business Finance Corporation Waste Management Incorporated Project (Resource Recovery Revenue) ±	1.38	3-1-2027	800,000	797,408

				3,796,658

Missouri: 0.60%
Missouri Development Finance Board Independence Water System Series D (Miscellaneous Revenue)	2.00	11-1-2014	1,125,000	1,131,199
Missouri Development Finance Board Independence Water System Series D (Miscellaneous Revenue)	2.00	11-1-2015	2,055,000	2,095,792
Missouri HEFA Freeman Health System (Health Revenue)	5.00	2-15-2016	1,020,000	1,088,758
Missouri HEFA SSM Health Care Series B (Health Revenue) ø	0.20	6-1-2041	10,000,000	10,000,000
Missouri HEFA SSM Health Care Series C (Health Revenue) ø	0.20	6-1-2041	10,000,000	10,000,000
St. Louis MO PFOTER 4085 (Airport Revenue) ø	0.38	7-1-2022	11,190,000	11,190,000

				35,505,749

Montana: 0.09%
Shelby MT BAN Multi-Modal Rail Project Series A (Miscellaneous Revenue)	2.00	7-1-2015	5,075,000	5,097,635

Nebraska: 0.13%
Central Plains NE Energy Project # 1 Series A (Utilities Revenue)	5.00	12-1-2014	7,335,000	7,464,976

Nevada: 0.33%
Las Vegas NV Redevelopment Agency Series A (Tax Revenue)	6.00	6-15-2015	2,100,000	2,185,995
Nevada Colorado River Commission Hoover Series E (GO)	5.00	10-1-2014	3,150,000	3,188,966
Washoe County NV (GO, Dexia Credit Local LIQ) 144Aø	0.41	12-9-2030	14,355,000	14,355,000

				19,729,961

New Hampshire: 0.11%
New Hampshire Health & Education Catholic Medical Center (Health Revenue)	4.00	7-1-2015	1,200,000	1,234,368
New Hampshire Health & Education Facilities Authority Kendal at Hanover Series B (Health Revenue, Royal Bank of Scotland LOC) ø	0.26	10-1-2030	5,500,000	5,500,000

				6,734,368

New Jersey: 7.10%
Aberdeen Township NJ BAN (GO)	1.25	3-13-2015	5,740,200	5,774,125
Atlantic Highlands NJ BAN (GO)	1.25	3-18-2015	4,800,000	4,813,104
Beach Haven NJ BAN (GO)	1.25	5-14-2015	5,792,700	5,807,182
Bound Brook Borough NJ BAN (GO)	1.50	4-23-2015	9,850,000	9,909,198
Bridgeton NJ BAN (GO)	1.25	2-27-2015	5,028,526	5,042,605
Carlstadt-East Rutherford NJ Grant Anticipation Notes (GO)	1.40	10-3-2014	6,000,000	6,006,300
East Orange NJ Capital Improvement Series A (GO, AGM Insured)	3.00	6-1-2017	1,420,000	1,498,128

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
East Orange NJ Capital Improvement Series A (GO, AGM Insured)	4.00%	6-1-2018	$650,000	$713,271
Hoboken NJ Special Emergency Notes Series A (GO)	1.00	7-1-2014	3,000,000	3,000,030
Kearny NJ TAN (GO)	1.00	4-30-2015	5,000,000	5,014,250
Keyport NJ BAN (GO)	1.50	8-1-2014	7,124,700	7,129,331
Lyndhurst Township NJ BAN (GO)	1.00	3-18-2015	6,126,000	6,139,600
New Jersey EDA School Facilities Construction (Miscellaneous Revenue) ±	0.64	2-1-2015	12,000,000	12,008,760
New Jersey EDA School Facilities Construction Project Series E (Miscellaneous Revenue) ±	1.76	2-1-2016	59,540,000	60,311,638
New Jersey EDA School Facilities Construction Series N-1 (Miscellaneous Revenue, National Insured)	5.25	9-1-2016	835,000	884,532
New Jersey EDA Solid Waste Facilities Disposal Waste Management Series A (Resource Recovery Revenue)	0.55	6-1-2015	1,800,000	1,799,784
New Jersey HCFR Barnabas Health Series A (Health Revenue)	5.00	7-1-2014	14,820,000	14,821,778
New Jersey Higher Education Assistance Authority Senior Series 1A (Education Revenue)	3.00	12-1-2014	1,000,000	1,011,350
New Jersey Higher Education Assistance Authority Senior Series 1A (Education Revenue)	4.00	12-1-2015	2,000,000	2,101,260
New Jersey Housing & Mortgage Finance Agency Salem Lafayette Apartments Series J (Housing Revenue) ±	0.50	12-1-2015	10,000,000	10,007,800
New Jersey PFOTER PT-4709 (Miscellaneous Revenue, Dexia Credit Local LIQ) 144Aø	0.35	9-1-2029	41,600,000	41,600,000
New Jersey PFOTER PT-4712 (Transportation Revenue, National Insured, Dexia Credit Local LIQ) 144Aø	0.33	12-15-2022	32,930,000	32,930,000
New Jersey PFOTER PT-4713 (GO, Ambac Insured, Dexia Credit Local LIQ) 144Aø	0.28	12-15-2021	22,955,000	22,955,000
New Jersey PFOTER PT-4716 (Miscellaneous Revenue, National/FGIC Insured, Dexia Credit Local LIQ) 144Aø	0.35	9-1-2027	45,000,000	45,000,000
New Jersey Transit Corporation Federal Transit Administration Grants Series A (Miscellaneous Revenue, National Insured)	5.00	9-15-2018	3,100,000	3,263,432
New Jersey TTFA PFOTER PT-109 (Transportation Revenue, Dexia Credit Local LOC, FGIC Insured, Dexia Credit Local SPA) 144Aø	0.33	12-15-2030	43,575,000	43,575,000
New Jersey Turnpike Authority Series C (Transportation Revenue) ±	0.54	1-1-2017	11,000,000	10,982,510
Newark NJ BAN Series B (GO)	1.75	6-24-2015	10,000,000	10,070,200
Newark NJ TAN Series A (GO)	1.75	2-20-2015	20,973,000	21,022,496
Paterson NJ BAN (GO)	1.25	6-3-2015	3,300,000	3,315,048
Plainfield NJ BAN (GO)	1.50	9-10-2014	14,992,000	15,007,742
Point Pleasant Beach NJ BAN (GO)	1.50	8-8-2014	9,750,000	9,757,800

				423,273,254

New Mexico: 0.39%
Farmington NM PCR Southern California Edison Series A (Utilities Revenue) ±	2.88	4-1-2029	1,500,000	1,526,505
Pueblo of Sandia NM Series A (GO) ø	1.56	3-1-2015	1,895,000	1,895,000
University of New Mexico Various Refunding Sub Lien Systems Series B (Education Revenue, JPMorgan Chase & Company SPA) ø	0.05	6-1-2026	19,775,000	19,775,000

				23,196,505

New York: 21.04%
Amsterdam NY BAN (GO)	1.50	8-6-2014	11,608,777	11,615,162
Auburn NY BAN Series B (GO)	1.00	5-29-2015	12,417,000	12,449,284
Babylon NY BAN (GO)	1.25	3-26-2015	5,440,000	5,461,978
Board Cooperative Educational Services RAN (Miscellaneous Revenue)	1.00	7-31-2014	11,000,000	11,003,520
Board Cooperative Educational Services Sole Supervisory District RAN (Miscellaneous Revenue)	1.25	6-26-2015	4,000,000	4,024,000

12	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
Corning NY Community College BAN (Miscellaneous Revenue)	1.25%	3-5-2015	$5,035,000	$5,047,688
Deutsche Bank Spears Lifers Trust Series DB 1087 (GO, HUD Insured, Deutsche Bank LIQ) 144Aø	0.70	12-1-2029	20,605,000	20,605,000
Deutsche Bank Spears Lifers Trust Series DB 1088 (GO, HUD Insured, Deutsche Bank LIQ) 144Aø	0.70	9-1-2029	11,755,000	11,755,000
Deutsche Bank Spears Lifers Trust Series DB 1089 (GO, HUD Insured, Deutsche Bank LIQ) 144Aø	0.70	6-1-2030	15,125,000	15,125,000
Deutsche Bank Spears Lifers Trust Series DB 1099 (GO, HUD Insured, Deutsche Bank LIQ) 144Aø	0.31	7-1-2022	9,995,000	9,995,000
Deutsche Bank Spears Lifers Trust Series DB 1100 (GO, HUD Insured, Deutsche Bank LIQ) 144Aø	0.31	7-1-2022	9,030,000	9,030,000
Deutsche Bank Spears Lifers Trust Series DB 1220 (Housing Revenue, Deutsche Bank LIQ) 144Aø(a)	0.50	10-1-2053	20,000,000	20,000,000
Franklin County NY Solid Waste Management Authority BAN (Resource Recovery Revenue)	1.00	3-31-2015	3,865,000	3,865,387
Long Beach NY RAN Series B (GO, AGM Insured)	2.00	9-19-2014	2,805,000	2,806,992
Long Island NY Power Authority Series 2010-A (Utilities Revenue)	5.00	5-1-2015	1,295,000	1,346,942
Metropolitan Transportation Authority New York Refunding Series 2008A-2A (Transportation Revenue) ø	0.44	11-1-2026	7,000,000	7,000,000
Metropolitan Transportation Authority New York Series 2012A-1 (Transportation Revenue) ±	0.25	11-15-2041	13,000,000	13,001,820
Metropolitan Transportation Authority New York Series A-3 (Transportation Revenue) ±	0.45	11-15-2042	50,000,000	50,001,000
Metropolitan Transportation Authority New York Sub Series 3-3B (Transportation Revenue) ±	0.42	11-1-2030	42,470,000	42,399,075
Metropolitan Transportation Authority New York Sub Series G-1 (Transportation Revenue) ±	0.52	11-1-2032	5,750,000	5,751,323
Metropolitan Transportation Authority New York Sub Series G-2 (Transportation Revenue) ±	0.63	11-1-2032	34,000,000	34,103,700
Metropolitan Transportation Authority New York Transportation Sub Series D-2A (Transportation Revenue, AGM Insured) ±	0.57	11-1-2032	36,650,000	36,641,937
Monroe County NY Industrial Development Corporation St. John Fisher College Series A (Education Revenue)	4.00	6-1-2015	845,000	867,663
Nassau County NY BAN Series B (GO)	2.00	7-1-2014	15,000,000	15,000,750
Nassau County NY Health Care Corporation RAN (Health Revenue)	2.25	1-15-2015	4,520,000	4,540,747
Nassau County NY TAN Series A (GO)	2.00	9-15-2014	6,900,000	6,924,426
New York Dormitory Authority Rochester General Hospital (Health Revenue, Radian Insured)	5.00	12-1-2014	3,275,000	3,342,007
New York Dormitory Authority Rochester General Hospital (Health Revenue, Radian Insured)	5.00	12-1-2025	6,990,000	7,466,508
New York Dormitory Authority Rochester General Hospital (Health Revenue, Radian Insured)	5.00	12-1-2035	18,210,000	19,451,376
New York Dormitory Authority Series B (Education Revenue)	5.00	7-1-2015	1,000,000	1,046,820
New York Energy R&D Authority PCR Keyspan Generation Series A (Industrial Development Revenue, Ambac Insured) ±(m)	0.10	10-1-2028	4,275,000	4,275,000
New York Energy R&D Authority PCR Rochester Gas & Electric Corporation Series C (Industrial Development Revenue, National Insured) ±	5.00	8-1-2032	4,250,000	4,577,845
New York Energy R&D Authority Series A (Resource Recovery Revenue, Ambac Insured) ±(n)(m)	0.38	7-1-2015	51,960,000	51,960,000
New York Environmental Facilities Corporation Solid Waste Management Incorporated Project Series A (Resource Recovery Revenue) ±	2.75	7-1-2017	1,650,000	1,733,705
New York Environmental Facilities Corporation Solid Waste Management Incorporated Project (Resource Recovery Revenue) ±	0.45	5-1-2030	10,000,000	10,000,100

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
New York Local Government Assistance Corporation Refinance Sub Lien Series A-10V (Tax Revenue, AGM Insured) ±(n)(m)	0.11%	4-1-2017	$43,625,000	$43,079,688
New York Local Government Refunding Series C (Tax Revenue)	5.50	4-1-2017	2,700,000	2,960,307
New York NY Adjusted Fiscal 2008 Sub Series A-3 (GO, AGM Insured) ±(m)	0.47	8-1-2026	14,925,000	14,925,000
New York NY Adjusted Fiscal 2008 Sub Series A-4 (GO, AGM Insured) ±(m)	0.40	8-1-2026	43,375,000	43,375,000
New York NY Adjusted Fiscal 2008 Sub Series C4 (GO, AGM Insured) ±(m)	0.49	10-1-2027	59,875,000	59,875,000
New York NY Adjusted Fiscal 2008 Sub Series J5 (GO, Dexia Credit Local SPA) ø	0.22	8-1-2028	25,000,000	25,000,000
New York NY Adjusted Fiscal 2008 Sub Series J7 (GO) ±	0.53	8-1-2021	8,325,000	8,328,413
New York NY Industrial Development Agency Refunding Transportation Infrastructure Properties, LLC Obligated Group Series A (Airport Revenue)	5.00	7-1-2014	1,750,000	1,750,175
New York NY Industrial Development Agency Refunding Transportation Infrastructure Properties, LLC Obligated Group Series A (Airport Revenue)	5.00	7-1-2015	1,920,000	1,988,486
New York NY Municipal Water Finance Authority Series AA3 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.22	6-15-2032	13,500,000	13,500,000
New York NY Series A-6 (GO) ±	0.56	8-1-2031	39,950,000	39,623,609
New York NY Series I (GO, Syncora Guarantee Incorporated Insured)	5.00	8-1-2018	9,000,000	9,036,090
New York NY Series J Sub Series J-2 (GO, AGM Insured) ±(m)	0.44	6-1-2036	22,425,000	22,425,000
New York NY Series J Sub Series J-3 (GO, AGM Insured) ±(m)	0.49	6-1-2036	31,950,000	31,950,000
New York NY Series J-9 (GO) ±	0.46	8-1-2027	37,000,000	36,442,040
New York NY Sub Series J-4 (GO) ±	0.61	8-1-2025	10,825,000	10,825,758
New York NY Sub Series J-8 (GO) ±	0.44	8-1-2021	18,350,000	18,356,606
New York NY Sub Series L-5 (GO, Dexia Credit Local SPA) ø	0.23	4-1-2035	34,000,000	34,000,000
New York NY Subseries C-4 (GO, AGM Insured) ±(m)	0.10	1-1-2032	1,025,000	1,025,000
New York NY Transitional Finance Authority NYC Recovery Series 3 (Tax Revenue, Dexia Credit Local SPA) ø	0.28	11-1-2022	21,905,000	21,905,000
New York NY Transitional Finance Authority Series 3 Sub Series 3C (Tax Revenue, Dexia Credit Local SPA) ø	0.28	11-1-2022	8,045,000	8,045,000
New York NY Transitional Finance Authority Sub Series 2E (Tax Revenue, Dexia Credit Local SPA) ø	0.28	11-1-2022	6,005,000	6,005,000
New York NY Transitional Finance Authority Sub Series A3 (Tax Revenue, Dexia Credit Local SPA) ø	0.22	8-1-2023	2,000,000	2,000,000
New York Urban Development Corporation Certificate of Participation James A. Farley Post Office Building Refinancing (Miscellaneous Revenue)	4.00	2-1-2015	31,815,000	31,964,849
North Evans NY Fire District BAN (GO)	1.25	3-4-2015	1,750,000	1,756,895
Oyster Bay NY BAN (GO)	5.00	8-8-2014	100,000,000	100,450,000
Oyster Bay NY Public Improvement Series A (GO, AGM Insured)	3.00	3-1-2016	1,995,000	2,077,254
Ramapo NY BAN Series B (GO) 144A	4.00	5-27-2015	8,725,000	8,817,485
Rockland County NY (GO)	3.50	10-1-2014	1,340,000	1,349,246
Rockland County NY (GO)	3.50	10-1-2015	1,365,000	1,405,541
Rockland County NY TAN (GO)	2.00	3-17-2015	7,200,000	7,254,000
Suffolk County NY BAN Series A (GO)	1.50	5-1-2015	22,110,000	22,285,111
Suffolk County NY Public Improvement Series B (GO)	4.50	11-1-2015	1,100,000	1,157,387
Suffolk County NY RAN (GO)	1.50	3-26-2015	16,970,000	17,082,341
Suffolk County NY Series A (GO)	4.00	4-1-2015	1,100,000	1,130,624
Suffolk County NY Series B (GO)	3.00	10-15-2014	2,010,000	2,026,040
Suffolk County NY TAN Series B (GO, AGM Insured)	2.00	10-15-2015	2,860,000	2,906,418
Suffolk County NY TAN Series I (GO)	1.50	8-14-2014	3,600,000	3,605,472
Suffolk County NY TAN Series I (GO)	2.00	9-12-2014	4,450,000	4,465,086
Suffolk County NY TAN Series II (GO)	1.50	8-14-2014	41,250,000	41,289,600
Triborough Bridge & Tunnel Authority New York Various Refunding General Sub Series B-4 (Transportation Revenue) ±	0.62	1-1-2029	4,500,000	4,507,245

14	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
Triborough Bridge & Tunnel Authority New York Various Refunding General Sub Series B-C (Transportation Revenue) ±	0.47%	1-1-2030	$13,700,000	$13,687,259
Triborough Bridge & Tunnel Authority New York Various Refunding General Sub Series B-D (Transportation Revenue) ±	0.69	1-1-2031	40,800,000	40,811,016
Utica NY School District (GO)	2.00	7-1-2015	1,095,000	1,108,753
Utica NY School District (GO)	3.00	7-1-2016	960,000	993,898
Utica NY School District (GO)	3.00	7-1-2017	1,320,000	1,374,754
Utica NY School District BAN (GO)	1.50	7-31-2014	5,000,000	5,002,300
Westchester County NY Hudson Project (Health Revenue)	2.00	1-1-2016	450,000	454,068
Westchester County NY Hudson Project (Health Revenue)	3.00	1-1-2017	500,000	516,110
Westchester County NY Hudson Project (Health Revenue)	3.00	1-1-2018	450,000	464,378
Yonkers NY Series A (GO)	2.00	7-1-2014	490,000	490,025
Yonkers NY Series A (GO)	4.00	7-1-2015	1,000,000	1,036,200
Yonkers NY Series A (GO)	4.00	7-1-2016	2,835,000	3,020,749
Yonkers NY Series B (GO)	3.00	7-1-2015	1,495,000	1,534,169
Yonkers NY Series B (GO)	3.00	7-1-2016	1,290,000	1,348,901
Yonkers NY Series C (GO)	2.00	8-15-2014	470,000	471,011
Yonkers NY Series C (GO)	4.00	8-15-2015	1,000,000	1,040,400
Yonkers NY Series C (GO)	4.00	8-15-2016	2,085,000	2,228,740
Yonkers NY Series D (GO)	3.00	8-15-2015	1,925,000	1,981,172
Yonkers NY Series D (GO)	3.00	8-15-2016	660,000	691,607

				1,254,424,031

North Carolina: 0.58%
Mecklenburg County NC Series A (Miscellaneous Revenue) ±	0.41	2-1-2028	2,465,000	2,453,217
North Carolina Capital Finance Republic Services Incorporated Project (Resource Recovery Revenue) ±	0.40	6-1-2038	9,500,000	9,500,095
North Carolina Eastern Municipal Power Refunding Series D (Utilities Revenue)	5.00	1-1-2015	11,585,000	11,865,473
North Carolina Medical Care Commission Moses Cone Health System (Health Revenue)	5.00	10-1-2015	500,000	528,480
University of North Carolina Chapel Hill Series A (Education Revenue) ±	0.55	12-1-2041	10,200,000	10,215,810

				34,563,075

North Dakota: 0.51%
Dickinson ND Series A (Tax Revenue)	3.00	10-1-2015	685,000	707,009
Dickinson ND Series A (Tax Revenue)	3.00	10-1-2017	1,100,000	1,165,120
Dickinson ND Series A (Tax Revenue)	4.00	10-1-2018	1,185,000	1,302,718
Fargo ND Health System Sanford (Health Revenue)	4.00	11-1-2014	4,485,000	4,542,857
Williston ND Series A (GO)	1.50	11-1-2014	5,990,000	6,004,316
Williston ND Series A (GO)	1.75	5-1-2015	3,500,000	3,507,175
Williston ND Series A (GO)	2.50	11-1-2015	8,000,000	8,025,520
Williston ND Series A (Tax Revenue, AGM Insured)	3.00	5-1-2016	750,000	781,178
Williston ND Series A (Tax Revenue, AGM Insured)	3.00	5-1-2017	3,875,000	4,090,063

				30,125,956

Ohio: 0.69%
Akron Bath Copley Joint Township OH District Hospital Summa Health System Series A (Health Revenue, Radian Insured)	5.25	11-15-2016	1,000,000	1,015,150
Buckeye OH Tobacco Settlement Finance Authority Series A-1 (Tobacco Revenue)	5.00	6-1-2015	2,000,000	2,064,600
Cleveland OH Airport System Series A (Airport Revenue, Ambac Insured)	5.25	1-1-2017	2,315,000	2,549,718

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Ohio (continued)
Cleveland OH Airport System Series C (Airport Revenue, AGM Insured)	5.00%	1-1-2017	$2,895,000	$3,188,843
Cleveland OH Municipal School District Refinance & School Improvement (GO, South Dakota Credit Program Insured)	4.00	12-1-2014	1,580,000	1,603,479
Muskingum County OH Hospital Facilities Genesis Healthcare System Project (Health Revenue)	5.00	2-15-2016	750,000	784,673
Oakwood Village OH BAN (GO)	1.50	9-30-2014	2,766,500	2,771,646
Ohio HFA MFHR Kingsbury Tower Apartments Project Series D (Housing Revenue)	0.65	4-1-2015	1,250,000	1,251,363
Ohio Higher Educational Facility John Carroll University Project (Education Revenue) ±	2.25	9-1-2033	2,000,000	2,037,800
Ohio University Hospitals Health Systems Series B (Health Revenue) ø	0.50	1-15-2033	10,500,000	10,500,000
Ohio Water Development Authority Waste Management Project (Resource Recovery Revenue) ±	2.25	7-1-2021	1,250,000	1,287,713
Warren County OH Health Care Facilities Otterbein Homes Series A (Health Revenue)	4.00	7-1-2016	1,760,000	1,845,782
Warren County OH Health Care Facilities Otterbein Homes Series A (Health Revenue)	4.00	7-1-2017	4,375,000	4,640,606
Warrensville Heights OH BAN (GO)	1.88	9-2-2014	2,500,000	2,504,700
Warrensville Heights OH Certificate of Participation (GO)	2.50	12-17-2014	1,700,000	1,707,990
Warrensville Heights OH City School District School Improvement (GO, National Insured)	7.00	12-1-2014	1,150,000	1,176,324

				40,930,387

Oklahoma: 0.24%
Cleveland County OK Educational Facilities Moore Public Schools Project (Miscellaneous Revenue)	5.00	6-1-2017	4,575,000	5,129,261
Cushing OK Educational Authority Cushing Public Schools Project (Miscellaneous Revenue)	3.00	9-1-2016	1,650,000	1,720,719
Oklahoma County OK Finance Authority Luther Public Schools Project (Miscellaneous Revenue)	2.00	9-1-2015	735,000	748,730
Oklahoma School District and County Revenue COPS (GO) %%	0.75	6-30-2015	6,540,000	6,537,776

				14,136,486

Oregon: 0.30%
Gilliam County OR Waste Management Series A (Resource Recovery Revenue) 144A±	0.75	8-1-2025	3,550,000	3,549,219
Oregon Facilities Authority Providence Health & Services Series C (Health Revenue) ±	0.94	10-1-2020	14,500,000	14,568,150

				18,117,369

Pennsylvania: 2.98%
Allentown PA Hospital Authority Sacred Heart Hospital (Health Revenue)	6.00	11-15-2016	3,465,000	3,621,722
Clarion County PA IDA Student Housing (Housing Revenue)	1.05	5-1-2016	4,000,000	4,002,640
Downingtown PA School District (GO) ±	0.43	5-1-2030	6,000,000	5,983,140
Lycoming County PA Authority Association of Independent Colleges & Universities of Pennsylvania Financing Program (Education Revenue) ±	3.00	11-1-2035	4,000,000	4,141,200
Montgomery County PA IDA ACTS Retirement Community Series B (Health Revenue)	5.00	11-15-2017	2,300,000	2,472,546
Pennsylvania Department of General Services (Miscellaneous Revenue, AGM Insured)	3.00	11-1-2014	1,500,000	1,512,960
Pennsylvania Department of General Services (Miscellaneous Revenue, AGM Insured)	3.00	5-1-2015	1,385,000	1,414,196

16	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Pennsylvania Department of General Services (Miscellaneous Revenue, AGM Insured)	3.00%	11-1-2015	$1,500,000	$1,549,515
Pennsylvania Department of General Services (Miscellaneous Revenue, AGM Insured)	4.00	5-1-2016	1,225,000	1,299,933
Pennsylvania EDFA PPL Energy Supply Series A (Utilities Revenue) ±	3.00	12-1-2038	13,500,000	13,754,610
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project Series A (Resource Recovery Revenue) ±	4.70	11-1-2021	675,000	683,377
Pennsylvania EDFA Solid Waste Refunding Revenue Bond Republic Services Incorporated Project Series A (Resource Recovery Revenue) ø	0.40	4-1-2019	8,000,000	8,000,000
Pennsylvania EDFA Unemployment Compensation Series B (Miscellaneous Revenue)	5.00	7-1-2020	13,410,000	15,734,355
Pennsylvania EDFA Waste Management Incorporated Project (Resource Recovery Revenue) ±	0.45	8-1-2045	11,300,000	11,299,774
Pennsylvania EDFA Waste Management Project (Resource Recovery Revenue) ±	1.75	12-1-2033	15,000,000	15,290,550
Pennsylvania Higher Education Facilities Authority Independent Colleges Series I4 (Education Revenue) ±	0.70	11-1-2031	3,800,000	3,804,104
Pennsylvania Turnpike Commission Series B (Miscellaneous Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	0.08	7-15-2041	5,400,000	5,400,000
Pennsylvania Turnpike Commission Series B (Transportation Revenue) ±	0.61	12-1-2016	6,750,000	6,781,388
Pennsylvania Turnpike Commission Series B-1 (Transportation Revenue) ±	0.36	12-1-2016	15,050,000	15,051,204
Pennsylvania Turnpike Commission Series B-2 (Transportation Revenue) ±	0.36	12-1-2016	34,950,000	34,956,641
Philadelphia PA School District Series A (GO, Ambac Insured)	5.00	8-1-2017	1,000,000	1,049,050
Philadelphia PA School District Series C (GO)	5.00	9-1-2014	2,500,000	2,520,100
Philadelphia PA Water & Sewer (Water & Sewer Revenue, Ambac Insured)	5.25	12-15-2014	1,460,000	1,489,142
Pittsburgh PA Water & Sewer Authority Series C-1D (Water & Sewer Revenue, AGM Insured) ±	1.40	9-1-2035	5,995,000	6,058,067
Scranton PA TAN Series A (GO)	4.50	12-15-2014	1,370,000	1,367,219
Washington County PA Washington Hospital Project (Health Revenue)	4.00	7-1-2016	1,080,000	1,139,670
Washington County PA Washington Hospital Project (Health Revenue)	4.00	7-1-2017	1,085,000	1,160,060
West Mifflin PA School District (GO, AGM Insured)	4.10	10-1-2018	2,500,000	2,604,450
Westmoreland County PA IDA Excela Health Project (Health Revenue)	4.00	7-1-2017	1,650,000	1,751,657
Westmoreland County PA IDA Excela Health Project (Health Revenue)	5.00	7-1-2018	1,650,000	1,826,088

				177,719,358

Puerto Rico: 1.72%
Puerto Rico (GO, AGM Insured)	5.25	7-1-2015	1,120,000	1,147,171
Puerto Rico (Miscellaneous Revenue, AGM Insured)	5.50	7-1-2016	1,000,000	1,047,450
Puerto Rico (Tax Revenue, National Insured)	6.00	7-1-2015	450,000	464,594
Puerto Rico (Tax Revenue, National Insured)	6.50	7-1-2015	4,385,000	4,548,736
Puerto Rico Aqueduct & Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2015	3,200,000	3,270,720
Puerto Rico Commonwealth Public Improvement Series A (GO, AGM Insured)	5.00	7-1-2017	250,000	262,793
Puerto Rico Electric Power Authority Refunding Bond Series JJ (Utilities Revenue, National Insured)	5.25	7-1-2015	3,460,000	3,543,248
Puerto Rico Electric Power Authority Series KK (Utilities Revenue, AGM Insured)	5.50	7-1-2014	3,140,000	3,140,220
Puerto Rico Electric Power Authority Series L (Utilities Revenue, National Insured)	5.50	7-1-2016	1,780,000	1,862,343
Puerto Rico Electric Power Authority Series QQ (Utilities Revenue, Syncora Guarantee Incorporated Insured)	5.50	7-1-2015	1,145,000	1,099,578
Puerto Rico Electric Power Authority Series SS (Utilities Revenue, National Insured)	5.00	7-1-2015	4,435,000	4,530,796
Puerto Rico Electric Power Authority Series SS (Utilities Revenue, National Insured)	5.00	7-1-2016	525,000	532,177
Puerto Rico Electric Power Authority Series UU (Utilities Revenue, AGM Insured)	4.00	7-1-2015	1,200,000	1,211,940
Puerto Rico Electric Power Authority Series UU (Utilities Revenue, AGM Insured)	5.00	7-1-2014	1,445,000	1,445,072

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority Series UU (Utilities Revenue, AGM Insured)	5.00%	7-1-2015	$1,000,000	$1,017,050
Puerto Rico Government Development Bank (Miscellaneous Revenue, National Insured) ±	4.75	12-1-2015	39,790,000	40,126,623
Puerto Rico Highway & Transportation Authority Refunding Bond Series Z (Tax Revenue, National Insured)	6.25	7-1-2015	5,615,000	5,810,907
Puerto Rico Highway & Transportation Authority Series A (Tax Revenue, Ambac Insured)	5.50	7-1-2014	500,000	500,015
Puerto Rico Highway & Transportation Authority Series K (Transportation Revenue)	5.00	7-1-2014	1,595,000	1,594,617
Puerto Rico Highway & Transportation Authority Series Y (Tax Revenue, AGM Insured)	6.25	7-1-2014	1,145,000	1,145,092
Puerto Rico Highway & Transportation Authority Unrefunded Balance Series W (Tax Revenue, National Insured)	5.50	7-1-2015	320,000	328,806
Puerto Rico Municipal Finance Agency Series A (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2014	1,420,000	1,423,053
Puerto Rico Municipal Finance Agency Series C (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2014	3,895,000	3,903,374
Puerto Rico Municipal Finance Agency Series C (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2016	4,690,000	4,781,783
Puerto Rico Public Improvement Series A (GO, AGM Insured)	5.00	7-1-2015	1,265,000	1,292,577
Puerto Rico Public Improvement Series A (GO, AGM Insured)	5.00	7-1-2015	15,000	15,027
Puerto Rico Public Improvement Series A (GO, National Insured)	5.50	7-1-2014	5,290,000	5,290,053
Puerto Rico Public Improvement Series A (Tax Revenue, National Insured)	5.50	7-1-2015	1,200,000	1,233,024
Puerto Rico Series A (GO, AGM Insured)	5.00	7-1-2016	6,025,000	6,251,841

				102,820,680

Rhode Island: 0.31%
Cranston RI Series B (GO)	2.00	7-1-2014	1,250,000	1,250,063
Cranston RI Series B (GO)	3.00	7-1-2015	1,000,000	1,026,710
Providence RI Series A (GO) %%	2.00	7-15-2014	1,630,000	1,631,060
Providence RI Series A (GO) %%	2.00	7-15-2015	1,770,000	1,793,860
Rhode Island Convention Center Authority (Miscellaneous Revenue, National Insured)	5.25	5-15-2015	4,615,000	4,710,484
Rhode Island Health & Education Building Finance Corporation (Health Revenue, AGM Insured)	5.00	5-15-2017	7,370,000	7,904,915
Rhode Island Student Loan Authority Program Senior Series A (Education Revenue)	4.00	12-1-2015	410,000	428,536

				18,745,628

South Carolina: 0.17%
Charleston County SC Care Alliance Health Services Series A (Health Revenue, AGM Insured)	5.13	8-15-2015	2,000,000	2,109,300
Jasper County SC Jasper County School (Miscellaneous Revenue)	1.10	2-6-2015	3,700,000	3,700,444
South Carolina Jobs EDA Refunding Palmetto Health Series A (Health Revenue, AGM Insured)	2.75	8-1-2014	870,000	871,627
South Carolina Public Services Authority Santee Cooper Series C (Water & Sewer Revenue)	5.00	12-1-2014	3,185,000	3,249,910

				9,931,281

South Dakota: 0.02%
Rapid City SD (Tax Revenue)	3.00	12-1-2015	1,360,000	1,387,295

18	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Tennessee: 1.18%
Clarksville TN Natural Gas Acquisition Corporation (Utilities Revenue)	5.00%	12-15-2016	$2,585,000	$2,833,470
Lewisburg TN Industrial Development Board Waste Management Project (Resource Recovery Revenue) ±	0.45	7-2-2035	7,500,000	7,500,150
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	9-1-2014	22,150,000	22,314,132
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	9-1-2015	15,575,000	16,342,225
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	9-1-2016	4,315,000	4,661,149
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2017	1,330,000	1,479,851
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2016	6,630,000	7,020,242
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2017	6,875,000	7,466,594
Unicoi County TN (GO, National Insured)	5.00	4-1-2015	565,000	582,289

				70,200,102

Texas: 10.29%
Arlington TX Special Obligation Dallas Cowboys Series A (Tax Revenue, National Insured)	5.00	8-15-2034	1,080,000	1,121,839
Central TX Regional Mobility Authority Senior Lien Series A (Transportation Revenue)	4.00	1-1-2015	250,000	254,045
Central TX Regional Mobility Authority Sub Lien (Transportation Revenue)	4.00	1-1-2015	400,000	404,402
Clear Creek TX Independent School District (GO) ±	3.00	2-15-2035	4,150,000	4,411,201
Coastal Bend TX Health Facilities Development Corporation (Health Revenue, AGM Insured) ±(m)	0.45	7-1-2031	30,350,000	30,350,000
Denton TX Independent School District (GO) ±	2.00	8-1-2043	16,000,000	16,436,000
Eagle Mountain & Saginaw TX Independent Various School Building (GO, Permanent School Fund Insured) ±	2.50	8-1-2050	2,000,000	2,003,840
Galveston TX Hotel Occupancy Series B (Tax Revenue, AGM Insured)	4.00	9-1-2016	420,000	448,493
Gulf Coast TX IDA (Industrial Development Revenue, BNP Paribas LOC) ø	0.60	11-1-2019	4,850,000	4,850,000
Gulf Coast Waste Disposal Authority Waste Management of Texas Series B (Resource Recovery Revenue) ±	0.70	5-1-2028	5,000,000	4,999,150
Harris County TX Cultural Education Mortgage Baylor College (Health Revenue) ±	1.11	11-15-2045	13,375,000	13,398,808
Harris County TX Health Facilities Development Corporation Series A3 (Health Revenue, AGM Insured) ±(m)	0.55	7-1-2031	36,225,000	36,225,000
Harris County TX Health Facilities Development Corporation Series A4 (Health Revenue, AGM Insured) ±(m)	0.45	7-1-2031	23,450,000	23,450,000
Harris County TX Senior Lien Toll Road Series B (Transportation Revenue) ±	0.65	8-15-2021	25,430,000	25,489,506
Houston TX PFOTER 265 (Water & Sewer Revenue, AGM Insured, Dexia Credit Local LIQ) 144Aø	0.28	12-1-2028	6,850,000	6,850,000
Houston TX Utility System Combined First Lien Security Industry & Financial Market Association Index Series A (Water & Sewer Revenue) ±	0.61	5-15-2034	29,950,000	29,989,235
Katy TX Independent School District Series C (GO, Permanent School Fund Insured) ±	0.75	8-15-2036	14,500,000	14,512,035
Mission TX Economic Development Corporation Republic Services Incorporated Project (Resource Recovery Revenue) ±	0.50	1-1-2026	16,500,000	16,500,165
North Texas Higher Education Authority Incorporated Student Loan Series 1 Class A1 (Education Revenue) ±	0.63	7-1-2019	6,325,000	6,324,810
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series D (Industrial Development Revenue) ø	0.19	11-1-2040	58,000,000	58,000,000
Sam Rayburn TX Municipal Power Agency (Utilities Revenue)	5.00	10-1-2015	1,710,000	1,802,084
San Antonio TX Electric & Gas Refunding System Junior Lien Series B (Utilities Revenue) ±	2.00	12-1-2027	2,075,000	2,112,392
San Antonio TX Junior Lien No Reserve Fund Series F (Water & Sewer Revenue) ±	0.74	5-1-2043	12,000,000	12,000,840
Sherman TX Independent School District School Building (GO, Banco Bilboa Vizcaya SPA) ±	0.75	8-1-2036	4,100,000	4,101,189

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Tarrant County TX Cultural Education Facilities Finance Corporation Hendrick Medical Center (Health Revenue)	4.00%	9-1-2017	$550,000	$596,541
Tarrant County TX Cultural Education Facilities Finance Corporation Series 2973 (Health Revenue, Morgan Stanley Bank LIQ) 144Aø	0.26	11-15-2029	14,000,000	14,000,000
Texas Municipal Gas Acquisition & Supply Corporation I Gas Supply Revenue Senior Lien Series A (Utilities Revenue)	5.00	12-15-2014	4,195,000	4,279,152
Texas Municipal Gas Acquisition & Supply Corporation I Series A (Utilities Revenue)	5.00	12-15-2015	1,775,000	1,885,281
Texas Municipal Gas Acquisition & Supply Corporation II Series A (Utilities Revenue) ±	0.86	9-15-2017	30,970,000	31,003,757
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2014	2,000,000	2,040,300
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2015	2,900,000	3,081,047
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2016	2,500,000	2,717,750
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series D (Utilities Revenue)	5.63	12-15-2017	2,220,000	2,429,923
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±	0.53	9-15-2017	69,665,000	69,589,762
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue) ±	0.71	12-15-2017	4,285,000	4,281,313
Texas Public Finance Authority Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	4.00	11-1-2014	2,680,000	2,711,115
Texas Public Finance Authority Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	4.00	11-1-2015	4,000,000	4,175,720
Texas Public Finance Authority Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	11-1-2016	2,080,000	2,265,182
Texas Public Finance Authority Unemployment Compensation Series B (Miscellaneous Revenue)	4.00	7-1-2017	11,500,000	12,494,060
Texas Public Finance Authority Unemployment Compensation Series B (Miscellaneous Revenue)	4.00	7-1-2018	6,000,000	6,314,940
Texas SA Energy Acquisition Public Facility Corporation (Utilities Revenue)	5.25	8-1-2015	2,195,000	2,301,390
Texas Transportation Commission State Highway Fund Floating 1st Tier Series B (Tax Revenue) ±	0.41	4-1-2032	24,000,000	24,024,240
Texas Transportation Commission State Highway Series B (Transportation Revenue, Banco Bilboa Vizcaya SPA) ø	0.30	4-1-2026	41,500,000	41,500,000
Texas Transportation Commission Turnpike System First Tier PUTTER Series B (Transportation Revenue) ±	1.25	8-15-2042	46,000,000	46,169,740
Texas Turnpike Authority Central Texas Turnpike System Capital Appreciation First Tier Series A (Transportation Revenue, Ambac Insured) ¤	0.00	8-15-2016	5,000,000	4,911,250
Weslaco TX Health Facilities Development Various Refunding & Improvement Knapp Medical Center Series A (Health Revenue, Compass Bank LOC) ø	0.50	6-1-2038	6,950,000	6,950,000
Weslaco TX Health Facilities Development Various Refunding & Improvement Knapp Medical Center Series B (Health Revenue, Compass Bank LOC) ø	0.50	6-1-2031	7,975,000	7,975,000

				613,732,497

Virgin Islands: 0.23%
Virgin Islands PFA Senior Lien Matching Fund Loan Series A (Miscellaneous Revenue)	4.00	10-1-2016	1,700,000	1,790,661
Virgin Islands PFA Senior Lien Matching Fund Loan Series A (Water & Sewer Revenue)	5.25	10-1-2017	2,000,000	2,025,600
Virgin Islands PFA Senior Lien Series B (Miscellaneous Revenue)	5.00	10-1-2017	6,950,000	7,641,245
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10-1-2015	2,000,000	2,090,720

				13,548,226

20	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Virginia: 0.80%
Amelia County VA IDA Waste Management Project (Resource Recovery Revenue) ±	0.63%	4-1-2027	$1,700,000	$1,699,303
Fredericksburg VA EDA Mary Washington Healthcare Group Series A (Health Revenue) ±	1.96	8-1-2038	10,405,000	10,423,936
King George County VA IDA Waste Management Incorporated Series A (Resource Recovery Revenue) ±	0.70	6-1-2023	10,000,000	9,998,600
Virginia Public Building Authority Series A (Miscellaneous Revenue)	3.50	8-1-2015	7,000,000	7,019,600
Virginia Small Business Financing Authority (Health Revenue)	9.00	7-1-2039	17,970,000	18,333,713

				47,475,152

Washington: 0.13%
Kent WA (GO)	2.00	12-1-2015	400,000	408,292
Kent WA (GO)	3.00	12-1-2016	500,000	525,475
Washington EDFA Series D (Resource Recovery Revenue) ±	2.00	11-1-2017	7,000,000	7,015,960

				7,949,727

West Virginia: 0.34%
Mason County WV PCR Appalachian Power Company (Utilities Revenue) ±	2.00	10-1-2022	20,030,000	20,086,284

Wisconsin: 0.67%
Milwaukee County WI Series A (Airport Revenue)	5.00	12-1-2015	295,000	314,311
Milwaukee County WI Series A (Airport Revenue)	5.00	12-1-2016	345,000	379,997
Milwaukee County WI Series B (Airport Revenue)	4.00	12-1-2014	390,000	396,263
Milwaukee County WI Series B (Airport Revenue)	4.00	12-1-2015	390,000	410,011
Milwaukee County WI Series B (Airport Revenue)	4.00	12-1-2016	385,000	414,841
Milwaukee County WI Series B (Airport Revenue)	4.00	12-1-2017	385,000	420,728
Milwaukee County WI Series F9 (GO) ±	0.51	2-15-2032	7,500,000	7,509,525
Richland Center WI Sewer System BAN Series A (Water & Sewer Revenue)	1.00	5-1-2016	14,740,000	14,768,153
Waukesha WI Housing Preservation Corporation (Housing Revenue, Johnson Bank LOC) ø	0.95	12-1-2042	4,940,000	4,940,000
Wisconsin Health & Educational Facilities Unity Point Series B-1 (Health Revenue) ø	0.14	12-1-2041	10,500,000	10,500,000

				40,053,829

Wyoming: 0.25%
Sweetwater County WY Pollution Control Refunding PacifiCorp Project Series A (Industrial Development Revenue) ø	0.23	1-1-2017	15,000,000	15,000,000

Total Municipal Obligations (Cost $5,749,235,452)				5,765,699,788

Other: 0.92%
Nuveen Dividend Advantage Municipal Fund 3, Institutional MuniFund Term Preferred Shares ±144A	0.81	10-1-2017	38,000,000	38,000,000
Nuveen New York AMT-Free Municipal Income Fund, Institutional MuniFund Term Preferred Shares ±144A	0.68	10-1-2017	17,000,000	17,000,170

Total Other (Cost $55,000,000)				55,000,170

Portfolio of investments—June 30, 2014	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	21

Security name	Yield	Shares	Value

Short-Term Investments: 2.25%

Investment Companies: 2.25%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (u)(l)##	0.01%	134,140,828	$134,140,828

Total Short-Term Investments (Cost $134,140,828)			134,140,828

Total investments in securities
(Cost $5,938,376,280) *	99.87%	$5,954,840,786
Other assets and liabilities, net	0.13	7,666,647

Total net assets	100.00%	$5,962,507,433

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¤	The security is issued in zero coupon form with no periodic interest payments.

%%	The security is issued on a when-issued basis.

(a)	The security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(u)	The rate represents the 7-day annualized yield at period end.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

##	All or a portion of this security has been segregated for when-issued securities.

*	Cost for federal income tax purposes is $5,938,352,701 and unrealized gains (losses) consists of:

Gross unrealized gains	$21,174,646
Gross unrealized losses	(4,686,561)

Net unrealized gains	$16,488,085

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Wells Fargo Funds Trust:

We have audited the financial statements of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, Wells Fargo Advantage Municipal Bond Fund, and Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (the “Funds”), three of the funds comprising the Wells Fargo Funds Trust, as of June 30, 2014, and for each of the years or periods presented and have issued our unqualified reports thereon dated August 26, 2014 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our audits included audits of the Funds’ portfolios of investments (the “Portfolios”) as of June 30, 2014 appearing in Item 6 of this Form N-CSR. These Portfolios are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Portfolios based on our audits.

In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

August 26, 2014

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	August 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	August 26, 2014

By:

/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	August 26, 2014